UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4085

Fidelity Income Fund
(Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2005

Item 1. Reports to Stockholders

Fidelity® Ginnie Mae Fund

Fidelity Government
Income Fund

Fidelity Intermediate
Government Income Fund

Annual Report

July 31, 2005

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Fidelity Ginnie Mae Fund
	<Click Here>	Performance
	<Click Here>	Management's Discussion of Fund Performance
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Fidelity Government Income Fund
	<Click Here>	Performance
	<Click Here>	Management's Discussion of Fund Performance
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Fidelity Intermediate Government Income Fund
	<Click Here>	Performance
	<Click Here>	Management's Discussion of Fund Performance
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Notes	<Click Here>	Notes to the financial statements
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2005 to July 31, 2005).

Actual Expenses

The first line of the table below for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value February 1, 2005	Ending Account Value July 31, 2005	Expenses Paid During Period* February 1, 2005 to July 31, 2005
Ginnie Mae Fund
Actual	$ 1,000.00	$ 1,009.80	$ 2.74**
HypotheticalA	$ 1,000.00	$ 1,022.07	$ 2.76**
Government Income Fund
Actual	$ 1,000.00	$ 1,009.70	$ 2.79**
HypotheticalA	$ 1,000.00	$ 1,022.02	$ 2.81**
	Beginning Account Value February 1, 2005	Ending Account Value July 31, 2005	Expenses Paid During Period* February 1, 2005 to July 31, 2005
Intermediate Government Income Fund
Actual	$ 1,000.00	$ 1,004.90	$ 2.73**
HypotheticalA	$ 1,000.00	$ 1,022.07	$ 2.76**

A 5% return per year before expenses

* Expenses are equal to each Fund's annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Ginnie Mae Fund	.55%**
Government Income Fund	.56%**
Intermediate Government Income Fund	.55%**

** If contractual expense reductions effective June 1, 2005 had been in effect during the entire period, the annualized expense ratios and the expenses paid in the actual and hypothetical examples above would have been as follows:

	Annualized Expense Ratio	Expenses Paid
Ginnie Mae Fund	.45%
Actual		$ 2.24
HypotheticalA		$ 2.26
Government Income Fund	.45%
Actual		$ 2.24
HypotheticalA		$ 2.26
Intermediate Government Income Fund	.45%
Actual		$ 2.24
HypotheticalA		$ 2.26

A 5% return per year before expenses

Annual Report

Fidelity Ginnie Mae Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2005	Past 1 year	Past 5 years	Past 10 years
Fidelity® Ginnie Mae Fund	4.11%	5.97%	6.06%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Ginnie Mae Fund on July 31, 1995. The chart shows how the value of your investment would have changed, and also shows how the Lehman Brothers® GNMA Index performed over the same period.

Annual Report

Fidelity Ginnie Mae Fund

Management's Discussion of Fund Performance

Comments from William Irving, Portfolio Manager of Fidelity® Ginnie Mae Fund

Not unlike the domestic equity markets, taxable bonds swung up and down during the 12 months ending July 31, 2005, rallying early in the period, then selling off in late winter, only to advance again in the spring. During the one-year period, the Lehman Brothers® Aggregate Bond Index - a measure of the overall investment-grade bond universe - rose 4.79%. Much of this gain came on the strength of returns from higher-yielding spread sectors, such as investment-grade corporates, reflected in the 5.76% return of the Lehman Brothers Credit Bond Index over the 12-month period. Mortgage-backed securities were spurred on by the relative stability of long-term interest rates, and the Lehman Brothers Mortgage-Backed Securities gained 4.67%. Treasuries also bolstered the overall market, as illustrated by the 4.62% return of the Lehman Brothers U.S. Treasury Index, which moved ahead on a flight to quality as investors continued to ponder the future direction of the U.S. economy. The Lehman Brothers U.S. Agency Index returned a more modest 3.88%.

For the 12 months ending July 31, 2005, the fund returned 4.11%, while the LipperSM GNMA Funds Average gained 3.40% and the Lehman Brothers GNMA Index returned 4.60%. Likely aiding the fund's outperformance of its Lipper peer group average was good sector selection. In particular, the fund's returns were helped by its stake in Fannie Mae and Freddie Mac securities, which tended to prepay less quickly than Ginnie Mae loans. Ginnie Mae securities experienced higher-than-expected prepayments as borrowers migrated to Ginnie Mae adjustable-rate loans and other lenders' more-competitively priced mortgage products. Security selection among 30-year mortgage pass-through securities generally was helpful as well, with my emphasis on lower-coupon, discount securities working out favorably, as they experienced comparatively less prepayment activity than higher-coupon, premium issues. On the flip side, my decision to maintain a very small exposure to "interest-only" securities - in which investors receive only the interest payments generated by the underlying loans - performed poorly due to higher-than-expected rates of prepayment.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Ginnie Mae Fund

Investment Changes

Coupon Distribution as of July 31, 2005
	% of fund's investments	% of fund's investments 6 months ago
Less than 4%	3.2	2.1
4 - 4.99%	5.7	7.4
5 - 5.99%	43.5	38.7
6 - 6.99%	26.8	30.3
7 - 7.99%	5.2	6.8
8% and over	1.0	1.3
Coupon distribution shows the range of stated interest rates on the fund's investments, excluding short-term investments.
Average Years to Maturity as of July 31, 2005
6 months ago
Years	4.9	4.2
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of July 31, 2005
6 months ago
Years	2.7	2.5

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of July 31, 2005		As of January 31, 2005
	Mortgage Securities* 79.2%		Mortgage Securities** 84.2%
	CMOs and Other Mortgage Related Securities 19.2%		CMOs and Other Mortgage Related Securities 12.2%
	Short-Term Investments and Net Other Assets 1.6%		Short-Term Investments and Net Other Assets 3.6%
* GNMA Securities	86.8%	** GNMA Securities	87.7%

Annual Report

Fidelity Ginnie Mae Fund

Investments July 31, 2005

Showing Percentage of Net Assets

U.S. Government Agency - Mortgage Securities - 79.2%
	Principal Amount (000s)	Value (Note 1) (000s)
Fannie Mae - 8.4%
3.753% 10/1/33 (c)	$ 652	$ 642
4.372% 4/1/35 (c)	449	448
4.409% 5/1/35 (c)	1,988	1,989
4.554% 7/1/35 (c)	2,425	2,426
4.823% 12/1/34 (c)	1,917	1,924
4.847% 12/1/34 (c)	769	771
5% 10/1/17 to 9/1/18	80,501	80,758
5.204% 6/1/35 (c)	3,393	3,438
5.5% 11/1/13 to 3/1/25 (a)	37,745	38,489
5.817% 5/1/35 (c)	4,696	4,746
6% 8/1/35 (a)	60,000	61,350
6.5% 10/1/17 to 3/1/34	47,383	49,064
6.5% 8/1/35 (a)	80,000	82,825
7% 11/1/16 to 3/1/17	2,492	2,608
7.5% 1/1/07 to 4/1/17	5,816	6,105
8.5% 12/1/27	560	609
9.5% 9/1/30	559	616
10.25% 10/1/18	17	18
11.5% 5/1/14 to 9/1/15	45	49
12.5% 11/1/13 to 7/1/16	108	120
13.25% 9/1/11	77	87
		339,082
Freddie Mac - 1.0%
4.498% 3/1/35 (c)	6,585	6,542
5.5% 11/1/17 to 3/1/25	30,042	30,459
8.5% 6/1/08 to 6/1/25	97	103
9% 7/1/08 to 7/1/21	384	404
9.5% 7/1/30 to 8/1/30	187	206
9.75% 12/1/08 to 4/1/13	36	38
10% 1/1/09 to 11/1/20	825	905
10.25% 2/1/09 to 11/1/16	352	380
10.5% 5/1/10	7	8
11.25% 2/1/10	23	25
11.75% 11/1/11	13	14
12% 5/1/10 to 2/1/17	118	130
12.5% 11/1/12 to 5/1/15	151	168
13% 5/1/14 to 11/1/14	17	19
13.5% 1/1/13 to 12/1/14	8	9
		39,410
Government National Mortgage Association - 69.8%
3% 4/20/35 (c)	4,534	4,454
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Government National Mortgage Association - continued
3.5% 3/20/34	$ 1,293	$ 1,139
3.5% 5/20/34 (c)	2,175	2,139
3.5% 5/20/35 (c)	2,272	2,211
3.5% 6/20/35 (c)	2,426	2,363
3.5% 6/20/35 (c)	7,903	7,847
3.75% 1/20/34 (c)	25,154	24,742
3.75% 5/20/35 (c)	10,867	10,632
3.75% 6/20/35	5,769	5,621
4% 11/20/33	1,882	1,748
4.5% 12/20/32 to 4/20/34	219,570	212,254
4.5% 9/20/34 (c)	8,955	8,926
4.5% 3/20/35 (c)	1,373	1,368
5% 4/15/24 to 9/20/34	619,795	615,274
5% 2/20/35 (c)	503	506
5% 6/20/35 (c)	7,309	7,256
5% 8/1/35 (a)	7,054	7,008
5% 8/1/35 (a)	204,786	202,802
5% 8/1/35 (a)	45,057	44,620
5.5% 12/20/18 to 3/20/34	308,303	311,929
5.5% 8/1/35 (a)	178,588	180,876
6% 10/15/23 to 9/20/34	565,830	581,302
6% 7/1/35 (a)(b)	11,000	11,320
6.5% 4/15/23 to 11/20/34	308,089	321,424
7% 3/15/22 to 9/20/34	148,982	157,374
7.25% 9/15/27 to 12/15/30	610	649
7.5% 4/15/06 to 9/20/32	49,561	53,093
8% 4/15/06 to 7/15/32	19,546	21,034
8.5% 12/15/05 to 2/15/31	6,959	7,573
9% 5/15/08 to 6/15/30	3,059	3,356
9.5% 12/20/15 to 4/20/17	989	1,081
10.5% 1/15/14 to 9/15/19	916	1,026
13% 2/15/11 to 1/15/15	224	251
13.5% 7/15/10 to 1/15/15	43	48
		2,815,246
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $3,183,498)		3,193,738
Collateralized Mortgage Obligations - 16.8%
	Principal Amount (000s)	Value (Note 1) (000s)
U.S. Government Agency - 16.8%
Fannie Mae:
Series 2003-39 Class IA, 5.5% 10/25/22 (c)(d)	$ 6,596	$ 1,152
target amortization class Series G94-2 Class D, 6.45% 1/25/24	6,415	6,572
Fannie Mae guaranteed REMIC pass thru certificates:
planned amortization class Series 2003-8 Class QC, 5% 8/25/14	5,000	5,031
sequential pay:
Series 2002-63 Class LA, 5.5% 10/25/16	3,526	3,565
Series 2003-1 Class HB, 5% 9/25/16	14,227	14,304
Fannie Mae STRIP Series 353 Class 1, 7/1/34 (e)	2,853	2,162
Freddie Mac Multi-class participation certificates guaranteed:
planned amortization class:
Series 2220 Class PD, 8% 3/15/30	7,100	7,588
Series 2535 Class IP, 6% 6/15/29 (d)	5,619	162
Series 40 Class K, 6.5% 8/17/24	2,300	2,407
sequential pay:
Series 2601 Class TI, 5.5% 10/15/22 (d)	26,863	4,567
Series 2750 Class ZT, 5% 2/15/34	5,495	5,048
Series 2866 Class CY, 4.5% 10/15/19	4,491	4,331
Series 2406:
Class FP, 4.3681% 1/15/32 (c)	6,320	6,463
Class PF, 4.3681% 12/15/31 (c)	5,002	5,133
Series 2410 Class PF, 4.3681% 2/15/32 (c)	11,475	11,737
Ginnie Mae guaranteed Multi-family pass thru securities sequential pay Series 2002-71 Class Z, 5.5% 10/20/32	40,893	40,797
Ginnie Mae guaranteed REMIC pass thru securities:
planned amortization class:
Series 1994-4 Class KQ, 7.9875% 7/16/24	1,892	2,000
Series 2000-26 Class PK, 7.5% 9/20/30	6,138	6,318
Series 2001-13 Class PC, 6.5% 12/20/28	2,642	2,650
Series 2001-45 Class GC, 6.5% 10/20/30	1,040	1,042
Series 2001-53:
Class PB, 6.5% 11/20/31	10,000	10,544
Class TA, 6% 12/20/30	837	837
Series 2001-60 Class PD, 6% 10/20/30	9,541	9,668
Series 2001-65 Class PH, 6% 11/20/28	6,323	6,513
Series 2002-4 Class TB, 6.5% 3/20/31	33	33
Series 2003-12 Class IO, 5.5% 11/16/25 (d)	14,034	456
Collateralized Mortgage Obligations - continued
	Principal Amount (000s)	Value (Note 1) (000s)
U.S. Government Agency - continued
Ginnie Mae guaranteed REMIC pass thru securities: - continued
planned amortization class:
Series 2003-19:
Class IG, 5.5% 1/16/24 (d)	$ 158	$ 0
Class IL, 5.5% 12/16/25 (d)	3,318	65
Series 2003-20 Class BI, 5.5% 5/16/27 (d)	16,496	709
Series 2003-29:
Class IB, 5.5% 11/16/24 (d)	8,707	129
Class IG, 5.5% 11/16/24 (d)	1,685	25
Series 2003-31 Class PI, 5.5% 4/16/30 (d)	33,408	2,165
Series 2003-33 Class NI, 5.5% 2/16/26 (d)	19,276	578
Series 2003-34 Class IO, 5.5% 4/16/28 (d)	32,872	2,242
Series 2003-4 Class LI, 5.5% 7/16/27 (d)	13,760	734
Series 2003-7:
Class IN, 5.5% 1/16/28 (d)	27,405	1,960
Class IP, 5.5% 10/16/25 (d)	3,213	108
Series 2003-70 CLass LE, 5% 7/20/32	44,000	43,524
Series 2003-79 Class PV, 5.5% 10/20/23	27,869	28,107
Series 2003-8 Class QI, 5.5% 1/16/27 (d)	2,449	99
Series 2004-19 Class DP, 5.5% 3/20/34	3,895	4,024
Series 2004-30 Class PC, 5% 11/20/30	19,736	19,674
Series 2004-41 Class PC, 5.5% 10/20/33	27,523	27,618
Series 2004-54 Class LE, 5.5% 8/20/33	45,183	45,437
Series 2004-64 Class KE, 5.5% 12/20/33	22,978	22,977
Series 2004-98 Class IG, 5.5% 2/20/30 (d)	2,581	458
Series 2005-17 Class IA, 5.5% 8/20/33 (d)	12,255	1,848
Series 2005-24 Class TC, 5.5% 3/20/35	5,403	5,438
Series 2008-28 Class PC, 5.5% 4/20/34	18,652	18,975
sequential pay:
Series 1995-4 Class CQ, 8% 6/20/25	1,498	1,547
Series 1998-23 Class ZB, 6.5% 6/20/28	38,098	39,505
Series 2001-15 Class VB, 6.5% 4/20/19	9,377	9,459
Series 2002-29 Class SK, 8.25% 5/20/32 (c)	787	809
Series 2002-41 Class VD, 6% 4/16/13	7,878	8,016
Series 2002-49 Class ZH, 6.5% 2/20/31	15,827	15,895
Series 2002-54 Class GA, 6.5% 7/20/31	4,082	4,103
Series 2002-88 Class GZ, 5.5% 12/20/32	23,046	22,699
Series 2003-7 Class VP, 6% 11/20/13	6,231	6,471
Series 2004-105 Class VD, 5.5% 6/17/16	12,644	12,882
Series 2004-86 Class G, 6% 10/20/34	6,273	6,720
Collateralized Mortgage Obligations - continued
	Principal Amount (000s)	Value (Note 1) (000s)
U.S. Government Agency - continued
Ginnie Mae guaranteed REMIC pass thru securities: - continued
sequential pay:
Series 2005-28:
Class AJ, 5.5% 4/20/35	$ 98,826	$ 100,335
Class AK, 5.5% 4/20/35	50,808	51,578
Series 2005-6 Class EX, 5.5% 11/20/34	1,001	965
Series 1995-6 Class Z, 7% 9/20/25	4,332	4,508
Series 2005-47 Class ZY, 6% 6/20/35	4,020	4,131
Series 2005-6 Class EY, 5.5% 11/20/33	1,016	1,010
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $689,820)		678,607
Commercial Mortgage Securities - 2.4%

Fannie Mae:
sequential pay Series 2000-7 Class MB, 7.5259% 2/17/24 (c)	7,642	8,012
Series 1997-M1 Class N, 0.445% 10/17/36 (c)(d)	63,429	793
Fannie Mae guaranteed REMIC pass thru certificates:
Series 1998-M3 Class IB, 0.9353% 1/17/38 (c)(d)	48,327	1,674
Series 1998-M4 Class N, 1.3208% 2/25/35 (c)(d)	28,804	1,141
Ginnie Mae guaranteed Multi-family pass thru securities:
sequential pay Series 2001-58 Class X, 1.4331% 9/16/41 (c)(d)	202,928	10,598
Series 2001-12 Class X, 1.1882% 7/16/40 (c)(d)	92,556	4,433
Ginnie Mae guaranteed REMIC pass thru securities:
sequential pay Series 2002-81 Class IO, 2.0054% 9/16/42 (c)(d)	124,610	10,280
Series 2002-62 Class IO, 1.8809% 8/16/42 (c)(d)	111,080	8,471
Series 2002-85 Class X, 2.278% 3/16/42 (c)(d)	103,425	11,183
Series 2003-22 Class XA, 0.3923% 2/16/43 (c)(d)	280,866	18,926
Series 2003-36 Class XA, 0.2815% 3/16/43 (d)	306,419	20,109
Series 2003-47 Class XA, 0.1927% 6/16/43 (c)(d)	38,859	1,829
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $118,028)		97,449
Cash Equivalents - 16.7%
	Maturity Amount (000s)	Value (Note 1) (000s)
Investments in repurchase agreements (Collateralized by U.S. Government Obligations, in a joint trading account at 3.32%, dated 7/29/05 due 8/1/05) (f) (Cost $671,374)	$ 671,559	$ 671,374
TOTAL INVESTMENT PORTFOLIO - 115.1% (Cost $4,662,720)		4,641,168
NET OTHER ASSETS - (15.1)%		(607,691)
NET ASSETS - 100%		$ 4,033,477
Legend
(a) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(b) Security or a portion of the security is subject to a forward commitment sell.
(c) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(d) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.
(e) Principal Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans.
(f) Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement/ Counterparty	Value (000s)
$671,374,000 due 8/1/05 at 3.32%
Banc of America Securities LLC	$ 134,493
Bank of America, National Association	69,866
Barclays Capital Inc.	279,465
Countrywide Securities Corporation	69,866
Morgan Stanley & Co. Incorporated.	100,217
UBS Securities LLC	17,467
$ 671,374

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Ginnie Mae Fund

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	July 31, 2005

Assets
Investment in securities, at value (including repurchase agreements of $671,374) (cost $4,662,720) - See accompanying schedule		$ 4,641,168
Commitment to sell securities on a delayed delivery basis	$ (11,320)
Receivable for securities sold on a delayed delivery basis	11,344	24
Cash		867
Receivable for investments sold Regular delivery		10,579
Delayed delivery		3,267
Receivable for fund shares sold		2,402
Interest receivable		18,123
Other affiliated receivables		9
Total assets		4,676,439

Liabilities
Payable for investments purchased Regular delivery	$ 33,029
Delayed delivery	602,392
Payable for fund shares redeemed	4,091
Distributions payable	1,541
Accrued management fee	1,091
Other affiliated payables	480
Other payables and accrued expenses	338
Total liabilities		642,962

Net Assets		$ 4,033,477
Net Assets consist of:
Paid in capital		$ 4,041,273
Undistributed net investment income		7,375
Accumulated undistributed net realized gain (loss) on investments		6,357
Net unrealized appreciation (depreciation) on investments		(21,528)
Net Assets, for 366,741 shares outstanding		$ 4,033,477
Net Asset Value, offering price and redemption price per share ($4,033,477 ÷ 366,741 shares)		$ 11.00

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended July 31, 2005

Investment Income
Interest		$ 184,601

Expenses
Management fee	$ 16,491
Transfer agent fees	4,846
Accounting fees and expenses	946
Fund wide operations fee	176
Independent trustees' compensation	21
Appreciation in deferred trustee compensation account	2
Custodian fees and expenses	325
Registration fees	72
Audit	97
Legal	9
Miscellaneous	10
Total expenses before reductions	22,995
Expense reductions	(23)	22,972
Net investment income		161,629
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		25,145
Change in net unrealized appreciation (depreciation) on: Investment securities	(26,113)
Delayed delivery commitments	639
Total change in net unrealized appreciation (depreciation)		(25,474)
Net gain (loss)		(329)
Net increase (decrease) in net assets resulting from operations		$ 161,300

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Ginnie Mae Fund
Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2005	Year ended July 31, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 161,629	$ 163,025
Net realized gain (loss)	25,145	(684)
Change in net unrealized appreciation (depreciation)	(25,474)	16,509
Net increase (decrease) in net assets resulting from operations	161,300	178,850
Distributions to shareholders from net investment income	(162,997)	(155,883)
Distributions to shareholders from net realized gain	-	(36,640)
Total distributions	(162,997)	(192,523)
Share transactions Proceeds from sales of shares	798,447	622,507
Reinvestment of distributions	144,222	171,102
Cost of shares redeemed	(884,514)	(2,409,367)
Net increase (decrease) in net assets resulting from share transactions	58,155	(1,615,758)
Total increase (decrease) in net assets	56,458	(1,629,431)

Net Assets
Beginning of period	3,977,019	5,606,450
End of period (including undistributed net investment income of $7,375 and undistributed net investment income of $2,901, respectively)	$ 4,033,477	$ 3,977,019
Other Information Shares
Sold	72,083	56,098
Issued in reinvestment of distributions	13,026	15,437
Redeemed	(79,918)	(217,505)
Net increase (decrease)	5,191	(145,970)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended July 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 11.00	$ 11.05	$ 11.11	$ 10.91	$ 10.42
Income from Investment Operations
Net investment income B	.443	.404	.364	.563 E	.684
Net realized and unrealized gain (loss)	.004 C	.027	(.029)	.225 E	.487
Total from investment operations	.447	.431	.335	.788	1.171
Distributions from net investment income	(.447)	(.391)	(.395)	(.588)	(.681)
Distributions from net realized gain	-	(.090)	-	-	-
Total distributions	(.447)	(.481)	(.395)	(.588)	(.681)
Net asset value, end of period	$ 11.00	$ 11.00	$ 11.05	$ 11.11	$ 10.91
Total Return A	4.11%	3.96%	3.02%	7.42%	11.55%
Ratios to Average Net Assets D
Expenses before expense reductions	.57%	.60%	.57%	.60%	.63%
Expenses net of voluntary waivers, if any	.57%	.60%	.57%	.60%	.62%
Expenses net of all reductions	.57%	.60%	.57%	.60%	.62%
Net investment income	4.00%	3.64%	3.25%	5.15% E	6.40%
Supplemental Data
Net assets, end of period (in millions)	$ 4,033	$ 3,977	$ 5,606	$ 5,743	$ 2,836
Portfolio turnover rate	160%	155%	262%	327%	120%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

E Effective August 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Government Income Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2005	Past 1 year	Past 5 years	Past 10 years
Fidelity Government Income Fund	4.24%	6.35%	6.07%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Government Income Fund on July 31, 1995. The chart shows how the value of your investment would have changed, and also shows how the Lehman Brothers Government Bond Index performed over the same period.

Annual Report

Fidelity Government Income Fund

Management's Discussion of Fund Performance

Comments from George Fischer, Portfolio Manager of Fidelity® Government Income Fund

Not unlike the domestic equity markets, taxable bonds swung up and down during the 12 months ending July 31, 2005, rallying early in the period, then selling off in late winter, only to advance again in the spring. During the one-year period, the Lehman Brothers® Aggregate Bond Index - a measure of the overall investment-grade bond universe - rose 4.79%. Much of this gain came on the strength of returns from higher-yielding spread sectors, such as investment-grade corporates, reflected in the 5.76% return of the Lehman Brothers Credit Bond Index over the 12-month period. Mortgage-backed securities were spurred on by the relative stability of long-term interest rates, and the Lehman Brothers Mortgage-Backed Securities gained 4.67%. Treasuries also bolstered the overall market, as illustrated by the 4.62% return of the Lehman Brothers U.S. Treasury Index, which moved ahead on a flight to quality as investors continued to ponder the future direction of the U.S. economy. The Lehman Brothers U.S. Agency Index returned a more modest 3.88%.

For the 12 months ending July 31, 2005, the fund gained 4.24%, while the Lehman Brothers 75% U.S. Government/25% Mortgage-Backed Securities Index returned 4.46% and the LipperSM General U.S. Government Funds Average returned 4.24%. Aiding the fund's performance was my sector selection. In particular, my decisions to maintain an overweighting relative to the index in agency securities throughout the year, while significantly underweighting Treasuries, worked out well, as agencies outpaced similar-duration Treasuries. Within the Treasury sector, an allocation to Treasury Inflation-Protected Securities (TIPS) also contributed to the fund's performance, as they fared well throughout most of the year. In addition, my yield-curve strategy - which involved positioning the fund for a flattening of the curve - worked in our favor. In terms of disappointments, the fund's performance probably would have been helped had I owned more mortgage securities, which outpaced agencies during much of the past year.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Government Income Fund

Investment Changes

Coupon Distribution as of July 31, 2005
	% of fund's investments	% of fund's investments 6 months ago
Less than 2%	4.3	2.9
2 - 2.99%	15.1	18.7
3 - 3.99%	16.2	21.0
4 - 4.99%	12.8	12.3
5 - 5.99%	20.4	16.7
6 - 6.99%	12.0	8.2
7 - 7.99%	2.5	1.5
8% and over	3.8	4.8
Coupon distribution shows the range of stated interest rates on the fund's investments, excluding short-term investments.
Average Years to Maturity as of July 31, 2005
6 months ago
Years	6.1	6.0
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of July 31, 2005
6 months ago
Years	4.1	4.2

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of July 31, 2005*		As of January 31, 2005**
	Mortgage Securities 21.4%		Mortgage Securities 13.7%
	CMOs and Other Mortgage Related Securities 5.6%		CMOs and Other Mortgage Related Securities 6.3%
	U.S. Treasury Obligations 38.2%		U.S. Treasury Obligations 40.1%
	U.S. Government Agency Obligations 28.5%		U.S. Government Agency Obligations 31.5%
	Short-Term Investments and Net Other Assets 6.3%		Short-Term Investments and Net Other Assets 8.4%
* Futures and Swaps	0.0%	** Futures and Swaps	1.5%

Annual Report

Fidelity Government Income Fund

Investments July 31, 2005

Showing Percentage of Net Assets

U.S. Government and Government Agency Obligations - 66.7%
	Principal Amount (000s)	Value (Note 1) (000s)
U.S. Government Agency Obligations - 28.5%
Fannie Mae:
2.375% 12/15/05	$ 80,000	$ 79,587
2.625% 11/15/06	45,430	44,571
3.25% 1/15/08	57,140	55,800
3.25% 2/15/09	116,465	112,292
3.625% 3/15/07	5,649	5,603
3.75% 5/17/07	25,560	25,350
3.875% 5/15/07	6,660	6,624
4.625% 10/15/14	70,000	70,263
5% 4/15/15	50,000	51,650
5.125% 1/2/14	15,000	15,302
5.5% 3/15/11	66,695	70,039
6.25% 2/1/11	19,445	20,890
6.375% 6/15/09	39,220	41,987
Federal Home Loan Bank:
1.5% 8/19/05	62,125	62,057
3.75% 9/28/06	34,660	34,454
3.8% 12/22/06	7,375	7,326
5.8% 9/2/08	13,440	13,998
Financing Corp. - coupon STRIPS:
0% 8/3/05	907	907
0% 8/3/05	1,082	1,082
Freddie Mac:
2.375% 4/15/06	133,000	131,492
2.75% 8/15/06	6,630	6,540
2.875% 12/15/06	45,920	45,139
4.25% 7/15/09	4,460	4,439
4.5% 7/15/13	2,825	2,821
4.875% 11/15/13	73,400	75,191
5.5% 9/15/11	1,240	1,309
5.875% 3/21/11	34,550	36,634
7% 3/15/10	68,405	75,852
Government Loan Trusts (assets of Trust guaranteed by U.S. Government through Agency for International Development) Series 1-B, 8.5% 4/1/06	1,749	1,791
Guaranteed Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1994-A, 7.12% 4/15/06	1,534	1,555
Guaranteed Trade Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1994-B, 7.5% 1/26/06	699	707
U.S. Government and Government Agency Obligations - continued
	Principal Amount (000s)	Value (Note 1) (000s)
U.S. Government Agency Obligations - continued
Israeli State (guaranteed by U.S. Government through Agency for International Development):
5.5% 9/18/23	$ 110,500	$ 119,312
5.89% 8/15/05	29,600	29,606
6.6% 2/15/08	27,214	27,724
6.8% 2/15/12	18,000	19,646
Overseas Private Investment Corp. U.S. Government guaranteed participation certificates:
6.77% 11/15/13	5,427	5,875
6.99% 5/21/16	17,259	19,265
Private Export Funding Corp.:
secured:
5.34% 3/15/06	21,700	21,878
5.66% 9/15/11 (c)	11,160	11,803
5.685% 5/15/12	16,815	17,958
6.49% 7/15/07	5,000	5,193
6.67% 9/15/09	2,120	2,303
7.17% 5/15/07	8,500	8,931
3.375% 2/15/09	3,565	3,457
4.974% 8/15/13	16,940	17,450
Small Business Administration guaranteed development participation certificates:
Series 2002-20J Class 1, 4.75% 10/1/22	8,445	8,467
Series 2002-20K Class 1, 5.08% 11/1/22	4,334	4,407
Series 2003 P10B, 5.136% 8/10/13	13,529	13,896
Series 2004-20H Class 1, 5.17% 8/1/24	3,874	3,952
U.S. Department of Housing and Urban Development Government guaranteed participation certificates Series 1999-A:
5.75% 8/1/06	9,300	9,452
5.96% 8/1/09	9,930	10,285
U.S. Trade Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) 8.17% 1/15/07	934	963
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		1,465,075
U.S. Treasury Inflation Protected Obligations - 7.6%
U.S. Treasury Inflation-Indexed Bonds 3.625% 4/15/28	133,419	172,268
U.S. Treasury Inflation-Indexed Notes:
0.875% 4/15/10	99,540	95,628
U.S. Government and Government Agency Obligations - continued
	Principal Amount (000s)	Value (Note 1) (000s)
U.S. Treasury Inflation Protected Obligations - continued
U.S. Treasury Inflation-Indexed Notes: - continued
1.875% 7/15/13	$ 79,387	$ 79,628
2% 7/15/14	41,254	41,702
TOTAL U.S. TREASURY INFLATION PROTECTED OBLIGATIONS		389,226
U.S. Treasury Obligations - 30.6%
U.S. Treasury Bonds:
6.125% 8/15/29	235,000	289,564
8% 11/15/21	142,000	198,312
U.S. Treasury Notes:
2.75% 6/30/06	29,345	29,049
2.75% 7/31/06	461,550	456,391
3.375% 9/15/09	301,383	292,742
3.625% 6/30/07	150,000	148,916
4.25% 8/15/13 (b)	59,275	59,349
4.25% 11/15/13	15,000	14,998
4.75% 5/15/14	75,948	78,600
TOTAL U.S. TREASURY OBLIGATIONS		1,567,921
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $3,398,961)		3,422,222
U.S. Government Agency - Mortgage Securities - 21.4%

Fannie Mae - 19.9%
3.463% 4/1/34 (e)	1,973	1,966
3.734% 1/1/35 (e)	1,161	1,149
3.753% 10/1/33 (e)	805	793
3.786% 12/1/34 (e)	991	981
3.793% 6/1/34 (e)	3,504	3,422
3.801% 12/1/34 (e)	232	230
3.828% 1/1/35 (e)	777	770
3.838% 1/1/35 (e)	2,241	2,232
3.867% 1/1/35 (e)	1,308	1,301
3.88% 6/1/33 (e)	3,222	3,192
3.913% 12/1/34 (e)	693	688
3.937% 10/1/34 (e)	961	953
3.937% 12/1/34 (e)	1,394	1,387
3.967% 11/1/34 (e)	1,529	1,516
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Fannie Mae - continued
3.97% 5/1/33 (e)	$ 265	$ 263
3.975% 1/1/35 (e)	984	975
3.981% 12/1/34 (e)	944	934
4% 10/1/18 to 4/1/19	6,637	6,410
4% 8/1/20 (d)	44,739	43,145
4.008% 12/1/34 (e)	5,227	5,217
4.011% 1/1/35 (e)	627	621
4.014% 12/1/34 (e)	754	746
4.023% 2/1/35 (e)	718	712
4.03% 1/1/35 (e)	1,363	1,351
4.03% 1/1/35 (e)	360	358
4.032% 12/1/34 (e)	504	503
4.045% 5/1/34 (e)	330	329
4.049% 2/1/35 (e)	676	670
4.053% 10/1/18 (e)	836	828
4.054% 1/1/35 (e)	674	668
4.079% 4/1/33 (e)	267	266
4.098% 1/1/35 (e)	1,478	1,483
4.104% 2/1/35 (e)	533	531
4.11% 2/1/35 (e)	488	487
4.117% 2/1/35 (e)	1,332	1,326
4.118% 1/1/35 (e)	1,469	1,462
4.121% 2/1/35 (e)	2,724	2,711
4.124% 1/1/35 (e)	1,456	1,462
4.137% 1/1/35 (e)	2,537	2,527
4.138% 2/1/35 (e)	1,648	1,654
4.144% 1/1/35 (e)	2,101	2,110
4.15% 11/1/34 (e)	1,255	1,248
4.154% 2/1/35 (e)	1,425	1,421
4.178% 1/1/35 (e)	2,772	2,798
4.183% 1/1/35 (e)	1,239	1,237
4.189% 11/1/34 (e)	383	383
4.197% 1/1/35 (e)	1,595	1,584
4.232% 3/1/34 (e)	750	747
4.25% 2/1/35 (e)	817	813
4.258% 10/1/34 (e)	2,055	2,067
4.293% 3/1/35 (e)	792	792
4.297% 7/1/34 (e)	725	726
4.302% 1/1/35 (e)	1,069	1,062
4.306% 8/1/33 (e)	1,737	1,730
4.315% 3/1/33 (e)	390	389
4.323% 5/1/35 (e)	1,219	1,218
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Fannie Mae - continued
4.332% 12/1/34 (e)	$ 512	$ 513
4.335% 2/1/35 (e)	548	546
4.349% 1/1/35 (e)	802	795
4.351% 1/1/35 (e)	799	796
4.367% 2/1/34 (e)	1,988	1,983
4.372% 4/1/35 (e)	567	566
4.401% 2/1/35 (e)	1,267	1,258
4.409% 5/1/35 (e)	2,479	2,480
4.433% 11/1/34 (e)	12,182	12,178
4.451% 6/1/33 (e)	586	580
4.455% 3/1/35 (e)	1,106	1,096
4.467% 10/1/34 (e)	4,526	4,528
4.479% 4/1/34 (e)	1,451	1,453
4.489% 8/1/34 (e)	2,735	2,734
4.5% 8/1/20 (d)	80,000	78,675
4.5% 3/1/35 (e)	2,452	2,443
4.508% 1/1/35 (e)	1,459	1,468
4.529% 3/1/35 (e)	2,293	2,284
4.538% 8/1/34 (e)	1,613	1,622
4.554% 7/1/35 (e)	3,075	3,076
4.564% 2/1/35 (e)	5,652	5,658
4.57% 2/1/35 (e)	929	932
4.619% 2/1/35 (e)	2,439	2,430
4.645% 2/1/35 (e)	662	666
4.649% 11/1/34 (e)	2,896	2,902
4.687% 11/1/34 (e)	2,861	2,864
4.74% 7/1/34 (e)	2,506	2,490
4.741% 3/1/35 (e)	1,350	1,350
4.823% 12/1/34 (e)	2,425	2,433
4.847% 12/1/34 (e)	972	975
5% 12/1/15 to 8/1/35	204,432	202,470
5% 8/1/35 (d)	64,813	63,821
5% 8/1/35 (d)	37,781	37,202
5.123% 2/1/35 (e)	7,295	7,282
5.137% 5/1/35 (e)	840	841
5.204% 6/1/35 (e)	4,285	4,341
5.366% 12/1/32 (e)	1,265	1,279
5.5% 4/1/09 to 3/1/34 (d)	222,633	225,783
5.5% 8/1/35 (d)	60,705	61,046
5.5% 8/11/35 (d)	51,000	51,287
5.817% 5/1/35 (e)	5,955	6,018
6% 9/1/17 to 10/1/32	44,654	45,847
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Fannie Mae - continued
6.5% 3/1/13 to 3/1/35	$ 35,614	$ 36,926
6.5% 8/1/35 (d)	1,265	1,310
7% 7/1/13 to 5/1/30	4,194	4,429
7.5% 8/1/10 to 10/1/15	279	295
8% 1/1/22	88	91
8.5% 1/1/15 to 4/1/16	892	953
9% 5/1/14	875	956
9.5% 11/15/09 to 10/1/20	1,405	1,526
10% 8/1/10	25	26
11.5% 6/15/19 to 1/15/21	2,402	2,654
		1,018,701
Freddie Mac - 1.3%
4.106% 12/1/34 (e)	963	957
4.13% 12/1/34 (e)	1,375	1,368
4.223% 1/1/35 (e)	1,273	1,269
4.3% 5/1/35 (e)	2,100	2,089
4.311% 12/1/34 (e)	1,231	1,223
4.312% 3/1/35 (e)	1,176	1,172
4.351% 1/1/35 (e)	2,862	2,866
4.368% 3/1/35 (e)	1,698	1,679
4.4% 2/1/35 (e)	2,314	2,288
4.404% 2/1/35 (e)	2,535	2,529
4.446% 3/1/35 (e)	1,055	1,043
4.449% 2/1/34 (e)	1,306	1,300
4.49% 3/1/35 (e)	3,110	3,083
4.497% 6/1/35 (e)	1,670	1,669
4.498% 3/1/35 (e)	8,190	8,136
4.504% 3/1/35 (e)	1,250	1,238
4.565% 2/1/35 (e)	1,774	1,776
5% 1/1/09 to 6/1/09	811	815
5% 8/1/35 (d)	8,848	8,710
5.036% 4/1/35 (e)	6,927	6,969
5.223% 8/1/33 (e)	525	536
6% 5/1/33	10,912	11,168
7% 4/1/11	5	6
7.5% 7/1/10 to 5/1/16	2,721	2,885
8% 1/1/10 to 6/1/11	54	56
8.5% 8/1/08 to 12/1/25	205	217
9% 8/1/09 to 12/1/10	110	115
9.75% 8/1/14	179	197
		67,359
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Government National Mortgage Association - 0.2%
6% 7/15/08 to 12/15/10	$ 5,596	$ 5,751
6.5% 5/15/28 to 11/15/32	1,501	1,566
7% 10/15/26 to 8/15/32	79	84
7.5% 3/15/28 to 8/15/28	172	184
8% 11/15/06 to 12/15/23	1,424	1,533
8.5% 10/15/08 to 2/15/31	106	112
9.5% 2/15/25	2	2
		9,232
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $1,101,072)		1,095,292
Collateralized Mortgage Obligations - 5.6%

U.S. Government Agency - 5.6%
Fannie Mae:
planned amortization class:
Series 1993-109 Class NZ, 6% 7/25/08	5,272	5,338
Series 1993-160 Class PK, 6.5% 11/25/22	2,372	2,373
Series 1993-207 Class H, 6.5% 11/25/23	18,360	19,407
Series 1994-23 Class PG, 6% 4/25/23	9,565	9,720
Series 1994-27 Class PJ, 6.5% 6/25/23	3,432	3,468
Series 1994-50 Class PJ, 6.5% 8/25/23	17,000	17,326
Series 1996-28 Class PK, 6.5% 7/25/25	3,430	3,612
sequential pay Series 1997-41 Class J, 7.5% 6/18/27	5,130	5,287
Fannie Mae guaranteed REMIC pass thru certificates:
planned amortization class:
Series 2002-25 Class PD, 6.5% 3/25/31	24,353	24,740
Series 2002-8 Class PD, 6.5% 7/25/30	2,595	2,606
Series 2003-32 Class PB, 3% 6/25/16	3,780	3,760
Series 2002-50 Class LE, 7% 12/25/29	946	960
Freddie Mac:
planned amortization class:
Series 1413 Class J, 4% 11/15/07	2,284	2,282
Series 2351 Class PX, 6.5% 7/15/30	171	172
sequential pay:
Series 2114 Class ZM, 6% 1/15/29	2,962	3,037
Series 2516 Class AH, 5% 1/15/16	1,562	1,571
Collateralized Mortgage Obligations - continued
	Principal Amount (000s)	Value (Note 1) (000s)
U.S. Government Agency - continued
Freddie Mac Manufactured Housing participation certificates guaranteed:
planned amortization class Series 1681 Class PJ, 7% 12/15/23	$ 9,200	$ 9,531
Series 1560 Class PN, 7% 12/15/12	13,579	13,972
Freddie Mac Multi-class participation certificates guaranteed:
planned amortization class:
Class 2325 Class PL, 7% 1/15/31	3,049	3,079
Series 1614 Class L, 6.5% 7/15/23	8,138	8,393
Series 1727 Class H, 6.5% 8/15/23	8,382	8,464
Series 2461 Class PG, 6.5% 1/15/31	1,990	2,017
Series 2690 Class TB, 4.5% 12/15/17	8,193	8,192
Series 2760 Class EC, 4.5% 4/15/17	8,098	7,929
Series 2763 Class PD, 4.5% 12/15/17	10,150	9,958
Series 2770 Class UD, 4.5% 5/15/17	15,620	15,302
Series 2780 Class OC, 4.5% 3/15/17	4,980	4,932
Series 2802 Class OB, 6% 5/15/34	7,795	8,174
Series 2828 Class JA, 4.5% 1/15/10	9,404	9,422
Series 2831 Class PB, 5% 7/15/19	4,945	4,956
Series 2885 Class PC, 4.5% 3/15/18	6,515	6,439
sequential pay Series 2866 Class N, 4.5% 12/15/18	5,873	5,794
Series 2406:
Class FP, 4.3681% 1/15/32 (e)	8,010	8,192
Class PF, 4.3681% 12/15/31 (e)	6,340	6,506
Series 2410 Class PF, 4.3681% 2/15/32 (e)	14,540	14,872
Series 2769 Class BU, 5% 3/15/34	6,434	6,343
target amortization class Series 2156 Class TC, 6.25% 5/15/29	9,656	9,839
Ginnie Mae guaranteed REMIC pass thru securities planned amortization class:
Series 1997-8 Class PE, 7.5% 5/16/27	8,358	8,684
Series 2001-53 Class TA, 6% 12/20/30	443	443
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $289,347)		287,092
Cash Equivalents - 13.8%
	Maturity Amount (000s)	Value (Note 1) (000s)
Investments in repurchase agreements (Collateralized by U.S. Government Obligations, in a joint trading account at 3.32%, dated 7/29/05 due 8/1/05) (a) (f) (Cost $709,093)	$ 709,289	$ 709,093
TOTAL INVESTMENT PORTFOLIO - 107.5% (Cost $5,498,473)		5,513,699
NET OTHER ASSETS - (7.5)%		(386,324)
NET ASSETS - 100%		$ 5,127,375
Legend
(a) Includes investment made with cash collateral received from securities on loan.
(b) Security or a portion of the security is on loan at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $11,803,000 or 0.2% of net assets.

(d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(f) Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement/ Counterparty	Value (000s)
$709,093,000 due 8/1/05 at 3.32%
Banc of America Securities LLC	$ 142,049
Bank of America, National Association	73,791
Barclays Capital Inc.	295,166
Countrywide Securities Corporation	73,791
Morgan Stanley & Co. Incorporated.	105,848
UBS Securities LLC	18,448
$ 709,093

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Government Income Fund

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	July 31, 2005

Assets
Investment in securities, at value (including securities loaned of $60,579 and repurchase agreements of $709,093)(cost $5,498,473) - See accompanying schedule		$ 5,513,699
Cash		289
Receivable for investments sold		944
Receivable for fund shares sold		11,347
Interest receivable		48,166
Total assets		5,574,445

Liabilities
Payable for investments purchased Regular delivery	$ 33,063
Delayed delivery	347,694
Payable for fund shares redeemed	2,147
Distributions payable	255
Accrued management fee	1,375
Other affiliated payables	541
Other payables and accrued expenses	191
Collateral on securities loaned, at value	61,804
Total liabilities		447,070

Net Assets		$ 5,127,375
Net Assets consist of:
Paid in capital		$ 5,112,044
Undistributed net investment income		8,741
Accumulated undistributed net realized gain (loss) on investments		(8,636)
Net unrealized appreciation (depreciation) on investments		15,226
Net Assets, for 502,585 shares outstanding		$ 5,127,375
Net Asset Value, offering price and redemption price per share ($5,127,375 ÷ 502,585 shares)		$ 10.20

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended July 31, 2005

Investment Income
Interest		$ 174,963
Security lending		380
Total income		175,343

Expenses
Management fee	$ 18,777
Transfer agent fees	6,756
Accounting and security lending fees	967
Fund wide operations fee	220
Independent trustees' compensation	24
Custodian fees and expenses	107
Registration fees	63
Audit	64
Legal	9
Miscellaneous	32
Total expenses before reductions	27,019
Expense reductions	(165)	26,854
Net investment income		148,489
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	6,969
Swap agreements	(582)
Total net realized gain (loss)		6,387
Change in net unrealized appreciation (depreciation) on investment securities		31,902
Net gain (loss)		38,289
Net increase (decrease) in net assets resulting from operations		$ 186,778

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Government Income Fund
Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2005	Year ended July 31, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 148,489	$ 118,290
Net realized gain (loss)	6,387	14,478
Change in net unrealized appreciation (depreciation)	31,902	24,630
Net increase (decrease) in net assets resulting from operations	186,778	157,398
Distributions to shareholders from net investment income	(144,880)	(116,019)
Distributions to shareholders from net realized gain	(15,082)	(56,842)
Total distributions	(159,962)	(172,861)
Share transactions Proceeds from sales of shares	1,285,690	1,202,777
Reinvestment of distributions	156,778	168,396
Cost of shares redeemed	(510,049)	(809,223)
Net increase (decrease) in net assets resulting from share transactions	932,419	561,950
Total increase (decrease) in net assets	959,235	546,487

Net Assets
Beginning of period	4,168,140	3,621,653
End of period (including undistributed net investment income of $8,741 and undistributed net investment income of $6,532, respectively)	$ 5,127,375	$ 4,168,140
Other Information Shares
Sold	125,500	117,744
Issued in reinvestment of distributions	15,297	16,526
Redeemed	(49,765)	(79,300)
Net increase (decrease)	91,032	54,970

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended July 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 10.13	$ 10.16	$ 10.30	$ 9.98	$ 9.49
Income from Investment Operations
Net investment income B	.329	.307	.374	.452 D	.577
Net realized and unrealized gain (loss)	.097	.124	(.014)	.335 D	.525
Total from investment operations	.426	.431	.360	.787	1.102
Distributions from net investment income	(.321)	(.301)	(.370)	(.467)	(.612)
Distributions from net realized gain	(.035)	(.160)	(.130)	-	-
Total distributions	(.356)	(.461)	(.500)	(.467)	(.612)
Net asset value, end of period	$ 10.20	$ 10.13	$ 10.16	$ 10.30	$ 9.98
Total Return A	4.24%	4.30%	3.45%	8.08%	11.92%
Ratios to Average Net Assets C
Expenses before expense reductions	.58%	.63%	.65%	.69%	.61%
Expenses net of voluntary waivers, if any	.58%	.63%	.65%	.69%	.61%
Expenses net of all reductions	.58%	.63%	.65%	.68%	.60%
Net investment income	3.21%	3.01%	3.56%	4.50% D	5.91%
Supplemental Data
Net assets, end of period (in millions)	$ 5,127	$ 4,168	$ 3,622	$ 2,920	$ 2,154
Portfolio turnover rate	114%	224%	253%	284%	214%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

D Effective August 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Intermediate Government Income Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2005	Past 1 year	Past 5 years	Past 10 years
Fidelity Intermediate Govt Income Fund	2.43%	5.79%	5.80%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Intermediate Government Income Fund on July 31, 1995. The chart shows how the value of your investment would have changed, and also shows how the Lehman Brothers Intermediate Government Bond Index performed over the same period.

Annual Report

Fidelity Intermediate Government Income Fund

Management's Discussion of Fund Performance

Comments from George Fischer, Portfolio Manager of Fidelity® Intermediate Government Income Fund

Not unlike the domestic equity markets, taxable bonds swung up and down during the 12 months ending July 31, 2005, rallying early in the period, then selling off in late winter, only to advance again in the spring. During the one-year period, the Lehman Brothers® Aggregate Bond Index - a measure of the overall investment-grade bond universe - rose 4.79%. Much of this gain came on the strength of returns from higher-yielding spread sectors, such as investment-grade corporates, reflected in the 5.76% return of the Lehman Brothers Credit Bond Index over the 12-month period. Mortgage-backed securities were spurred on by the relative stability of long-term interest rates, and the Lehman Brothers Mortgage-Backed Securities gained 4.67%. Treasuries also bolstered the overall market, as illustrated by the 4.62% return of the Lehman Brothers U.S. Treasury Index, which moved ahead on a flight to quality as investors continued to ponder the future direction of the U.S. economy. The Lehman Brothers U.S. Agency Index returned a more modest 3.88%.

For the 12 months ending July 31, 2005, the fund gained 2.43%, while the Lehman Brothers Intermediate Government Bond Index returned 2.51% and the LipperSM Short-Intermediate U.S. Government Funds Average gained 1.79%. I believe the biggest factor aiding the fund's outperformance of its Lipper peer group average was my sector selection. In particular, my decisions to maintain an overweighting relative to the index in agency securities during most of the period, while significantly underweighting Treasuries, was beneficial, as agencies outpaced similar-duration Treasuries. Within the Treasury sector, an allocation to Treasury Inflation-Protected Securities (TIPS) also contributed to the fund's performance, as they fared well throughout most of the year. In addition, my yield-curve strategy - which involved positioning the fund for a flattening of the curve - worked in our favor. In terms of disappointments, the fund's performance probably would have been helped had I owned more mortgage securities, which outpaced agencies during much of the past year.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Intermediate Government Income Fund

Investment Changes

Coupon Distribution as of July 31, 2005
	% of fund's investments	% of fund's investments 6 months ago
Less than 2%	1.9	0.0
2 - 2.99%	21.8	25.3
3 - 3.99%	32.0	16.5
4 - 4.99%	11.4	9.8
5 - 5.99%	15.1	26.2
6 - 6.99%	15.2	14.8
7% and over	2.3	3.4
Coupon distribution shows the range of stated interest rates on the fund's investments, excluding short-term investments.
Average Years to Maturity as of July 31, 2005
6 months ago
Years	4.2	4.1
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of July 31, 2005
6 months ago
Years	3.1	3.2

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of July 31, 2005*		As of January 31, 2005**
	Mortgage Securities 12.2%		Mortgage Securities 8.4%
	CMOs and Other Mortgage Related Securities 6.7%		CMOs and Other Mortgage Related Securities 5.5%
	U.S. Treasury Obligations 35.7%		U.S. Treasury Obligations 34.0%
	U.S. Government Agency Obligations 48.1%		U.S. Government Agency Obligations 51.1%
	Short-Term Investments and Net Other Assets(dagger) (2.7)%		Short-Term Investments and Net Other Assets 1.0%
* Futures and Swaps	0.0%	** Futures and Swaps	1.9%

(dagger) Short-Term Investments and Net Other Assets are not included in the pie chart.

Annual Report

Fidelity Intermediate Government Income Fund

Investments July 31, 2005

Showing Percentage of Net Assets

U.S. Government and Government Agency Obligations - 83.8%
	Principal Amount (000s)	Value (Note 1) (000s)
U.S. Government Agency Obligations - 48.1%
Fannie Mae:
2.375% 12/15/05	$ 20,000	$ 19,897
2.5% 6/15/06	7,375	7,277
2.625% 11/15/06	11,930	11,704
3.25% 1/15/08	3,370	3,291
3.625% 3/15/07	2,517	2,496
3.75% 5/17/07	4,800	4,761
4.625% 10/15/14	17,000	17,064
5% 4/15/15	10,000	10,330
5.125% 1/2/14	6,000	6,121
5.5% 3/15/11	33,295	34,964
6% 5/15/11	55,860	60,103
6.25% 2/1/11	1,285	1,380
6.375% 6/15/09	11,870	12,707
Federal Home Loan Bank:
3.75% 9/28/06	24,160	24,016
3.8% 12/22/06	5,140	5,106
5.8% 9/2/08	16,625	17,316
Freddie Mac:
2.375% 4/15/06	67,125	66,364
2.75% 8/15/06	4,620	4,557
2.875% 12/15/06	32,015	31,471
4.25% 7/15/09	5,521	5,496
4.5% 7/15/13	575	574
5.5% 9/15/11	1,000	1,056
5.875% 3/21/11	1,075	1,140
Government Loan Trusts (assets of Trust guaranteed by U.S. Government through Agency for International Development) Series 1-B, 8.5% 4/1/06	2,057	2,107
Guaranteed Trade Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank):
Series 1994-A, 7.39% 6/26/06	1,000	1,020
Series 1994-B, 7.5% 1/26/06	69	70
Israeli State (guaranteed by U.S. Government through Agency for International Development):
5.89% 8/15/05	5,815	5,816
6.6% 2/15/08	15,994	16,294
6.8% 2/15/12	7,500	8,186
Overseas Private Investment Corp. U.S. Government guaranteed participation certificates Series 1996-A1, 6.726% 9/15/10	1,913	2,021
U.S. Government and Government Agency Obligations - continued
	Principal Amount (000s)	Value (Note 1) (000s)
U.S. Government Agency Obligations - continued
Private Export Funding Corp.:
secured:
5.66% 9/15/11 (c)	$ 9,000	$ 9,518
5.685% 5/15/12	3,915	4,181
3.375% 2/15/09	745	722
4.974% 8/15/13	3,435	3,538
Small Business Administration guaranteed development participation certificates Series 2004-20H Class 1, 5.17% 8/1/24	897	916
U.S. Department of Housing and Urban Development Government guaranteed participation certificates Series 1999-A:
5.75% 8/1/06	10,000	10,164
6.06% 8/1/10	10,000	10,424
U.S. Trade Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) 8.17% 1/15/07	965	994
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		425,162
U.S. Treasury Inflation Protected Obligations - 6.2%
U.S. Treasury Inflation-Indexed Bonds 2.375% 1/15/25	15,470	16,333
U.S. Treasury Inflation-Indexed Notes:
1.625% 1/15/15	17,308	16,924
2% 1/15/14	21,043	21,273
TOTAL U.S. TREASURY INFLATION PROTECTED OBLIGATIONS		54,530
U.S. Treasury Obligations - 29.5%
U.S. Treasury Notes:
2.75% 7/31/06	19,900	19,678
3.375% 9/15/09	117,130	113,778
3.75% 5/15/08	114,604	113,673
4.25% 8/15/13 (b)	3,592	3,596
4.75% 5/15/14	10,000	10,349
TOTAL U.S. TREASURY OBLIGATIONS		261,074
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $744,297)		740,766
U.S. Government Agency - Mortgage Securities - 12.2%
	Principal Amount (000s)	Value (Note 1) (000s)
Fannie Mae - 9.9%
3.463% 4/1/34 (e)	$ 355	$ 353
3.734% 1/1/35 (e)	243	241
3.753% 10/1/33 (e)	134	132
3.786% 12/1/34 (e)	180	178
3.793% 6/1/34 (e)	651	636
3.801% 12/1/34 (e)	42	42
3.828% 1/1/35 (e)	173	171
3.838% 1/1/35 (e)	457	455
3.867% 1/1/35 (e)	271	269
3.88% 6/1/33 (e)	685	679
3.913% 12/1/34 (e)	156	155
3.937% 10/1/34 (e)	200	199
3.937% 12/1/34 (e)	302	301
3.967% 11/1/34 (e)	325	323
3.97% 5/1/33 (e)	47	46
3.975% 1/1/35 (e)	214	212
3.981% 12/1/34 (e)	197	194
4% 8/1/20 (d)	495	477
4% 8/1/20 (d)	6,000	5,786
4.008% 12/1/34 (e)	1,054	1,052
4.011% 1/1/35 (e)	130	128
4.014% 12/1/34 (e)	151	149
4.023% 2/1/35 (e)	144	142
4.03% 1/1/35 (e)	281	279
4.03% 1/1/35 (e)	72	72
4.032% 12/1/34 (e)	110	109
4.045% 5/1/34 (e)	51	51
4.049% 2/1/35 (e)	135	134
4.053% 10/1/18 (e)	155	153
4.054% 1/1/35 (e)	135	134
4.079% 4/1/33 (e)	55	55
4.098% 1/1/35 (e)	318	319
4.104% 2/1/35 (e)	93	93
4.11% 2/1/35 (e)	93	93
4.117% 2/1/35 (e)	276	274
4.118% 1/1/35 (e)	295	294
4.121% 2/1/35 (e)	549	547
4.124% 1/1/35 (e)	309	310
4.137% 1/1/35 (e)	517	515
4.138% 2/1/35 (e)	339	340
4.144% 1/1/35 (e)	425	427
4.15% 11/1/34 (e)	251	250
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Fannie Mae - continued
4.154% 2/1/35 (e)	$ 257	$ 256
4.178% 1/1/35 (e)	567	572
4.183% 1/1/35 (e)	248	247
4.189% 11/1/34 (e)	87	87
4.197% 1/1/35 (e)	300	298
4.232% 3/1/34 (e)	131	131
4.25% 2/1/35 (e)	144	143
4.258% 10/1/34 (e)	407	409
4.293% 3/1/35 (e)	140	140
4.297% 7/1/34 (e)	153	153
4.302% 1/1/35 (e)	190	189
4.306% 8/1/33 (e)	320	319
4.315% 3/1/33 (e)	78	78
4.323% 5/1/35 (e)	226	225
4.332% 12/1/34 (e)	116	117
4.335% 2/1/35 (e)	91	91
4.349% 1/1/35 (e)	160	159
4.351% 1/1/35 (e)	141	140
4.367% 2/1/34 (e)	387	386
4.372% 4/1/35 (e)	95	94
4.401% 2/1/35 (e)	239	237
4.409% 5/1/35 (e)	441	441
4.433% 11/1/34 (e)	2,641	2,640
4.451% 6/1/33 (e)	123	122
4.455% 3/1/35 (e)	221	219
4.467% 10/1/34 (e)	900	901
4.479% 4/1/34 (e)	261	261
4.489% 8/1/34 (e)	516	515
4.5% 8/1/20 (d)	17,000	16,718
4.5% 3/1/35 (e)	485	484
4.508% 1/1/35 (e)	261	263
4.529% 3/1/35 (e)	439	437
4.538% 8/1/34 (e)	338	340
4.554% 7/1/35 (e)	525	525
4.564% 2/1/35 (e)	1,063	1,064
4.57% 2/1/35 (e)	169	170
4.619% 2/1/35 (e)	475	474
4.645% 2/1/35 (e)	128	129
4.649% 11/1/34 (e)	552	553
4.687% 11/1/34 (e)	545	546
4.714% 3/1/35 (e)	1,383	1,389
4.74% 7/1/34 (e)	477	474
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Fannie Mae - continued
4.741% 3/1/35 (e)	$ 260	$ 260
4.823% 12/1/34 (e)	416	417
4.847% 12/1/34 (e)	158	159
5.123% 2/1/35 (e)	1,412	1,409
5.137% 5/1/35 (e)	187	187
5.204% 6/1/35 (e)	743	753
5.366% 12/1/32 (e)	230	233
5.5% 1/1/09 to 3/1/20	17,938	18,309
5.817% 5/1/35 (e)	1,041	1,052
6% 4/1/16 to 11/1/17	2,301	2,377
6.5% 2/1/17 to 3/1/35	8,274	8,576
6.5% 8/1/35 (d)	70	72
7% 3/1/12 to 9/1/31	810	848
7% 8/1/20 (d)	8	9
9% 2/1/13	227	242
9.5% 11/15/09	319	341
10.25% 10/1/09 to 10/1/18	15	16
11% 8/1/10 to 1/1/16	637	702
11.25% 5/1/14 to 1/1/16	96	106
11.5% 9/1/11 to 6/15/19	369	409
12.25% 7/1/12 to 9/1/13	23	25
12.5% 9/1/12 to 7/1/16	344	382
12.75% 10/1/11 to 6/1/15	187	211
13% 7/1/13 to 7/1/15	140	157
13.25% 9/1/11	125	142
13.5% 11/1/14 to 12/1/14	18	20
15% 4/1/12	4	5
		87,324
Freddie Mac - 2.0%
4% 1/1/19 to 4/1/19	2,470	2,384
4.106% 12/1/34 (e)	175	174
4.13% 12/1/34 (e)	240	239
4.223% 1/1/35 (e)	817	814
4.3% 5/1/35 (e)	386	384
4.311% 12/1/34 (e)	237	235
4.312% 3/1/35 (e)	226	225
4.368% 3/1/35 (e)	320	316
4.4% 2/1/35 (e)	438	434
4.404% 2/1/35 (e)	490	489
4.446% 3/1/35 (e)	196	194
4.449% 2/1/34 (e)	251	250
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Freddie Mac - continued
4.49% 3/1/35 (e)	$ 583	$ 578
4.497% 6/1/35 (e)	295	295
4.498% 3/1/35 (e)	1,455	1,445
4.504% 3/1/35 (e)	245	243
4.565% 2/1/35 (e)	355	355
5% 8/1/35 (d)	2,826	2,782
5.036% 4/1/35 (e)	1,266	1,274
5.223% 8/1/33 (e)	121	124
6.5% 5/1/08	117	120
8.5% 6/1/14 to 6/1/17	171	177
9% 11/1/09 to 8/1/16	82	86
9.5% 7/1/16 to 8/1/21	557	607
10% 7/1/09 to 3/1/21	1,205	1,314
10.5% 9/1/09 to 5/1/21	129	141
11% 2/1/11 to 9/1/20	77	86
11.25% 2/1/10 to 10/1/14	146	159
11.5% 10/1/15 to 8/1/19	73	80
11.75% 11/1/11 to 7/1/15	16	18
12% 10/1/09 to 11/1/19	247	272
12.25% 8/1/11 to 8/1/15	151	167
12.5% 10/1/09 to 6/1/19	1,250	1,386
12.75% 2/1/10 to 10/1/10	12	13
13% 9/1/10 to 5/1/17	218	243
13.25% 11/1/10 to 12/1/14	48	54
13.5% 11/1/10 to 8/1/11	77	86
14% 11/1/12 to 4/1/16	8	9
14.5% 12/1/10	2	2
14.75% 3/1/10	3	4
16.25% 7/1/11	1	1
		18,259
Government National Mortgage Association - 0.3%
8% 9/15/06 to 12/15/23	802	859
8.5% 6/15/16 to 2/15/17	13	14
10.5% 9/15/15 to 10/15/21	1,144	1,288
10.75% 12/15/09 to 3/15/10	21	23
11% 7/20/15 to 1/20/21	65	71
12.5% 12/15/10	2	2
13% 1/15/11 to 3/15/14	122	137
13.25% 8/15/14	11	13
13.5% 6/15/10 to 12/15/14	59	67
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Government National Mortgage Association - continued
14% 6/15/11	$ 8	$ 9
17% 12/15/11	2	3
		2,486
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $108,105)		108,069
Collateralized Mortgage Obligations - 6.7%

U.S. Government Agency - 6.7%
Fannie Mae:
floater:
Series 1994-42 Class FK, 3.5% 4/25/24 (e)	5,654	5,535
Series 2003-25 Class CF, 3.6644% 3/25/17 (e)	3,153	3,163
planned amortization class:
Series 1988-21 Class G, 9.5% 8/25/18	140	151
Series 1994-12 Class PH, 6.25% 1/25/09	1,885	1,925
Series 2003-39 Class PV, 5.5% 9/25/22	1,905	1,929
sequential pay Series 1993-238 Class C, 6.5% 12/25/08	8,110	8,260
Fannie Mae guaranteed REMIC pass thru certificates:
floater Series 2002-74 Class FV, 3.7644% 11/25/32 (e)	6,109	6,153
planned amortization class:
Series 2002-11 Class QB, 5.5% 3/25/15	831	836
Series 2003-32 Class PB, 3% 6/25/16	743	739
sequential pay Series 2005-4 Class ED, 5% 6/25/27	5,000	5,031
Series 2002-50 Class LE, 7% 12/25/29	253	257
Series 2005-44 Class Z, 5% 8/25/34	542	531
Freddie Mac Multi-class participation certificates guaranteed:
floater Series 2526 Class FC, 3.7881% 11/15/32 (e)	2,127	2,138
planned amortization class:
Series 1543 Class VK, 6.7% 1/15/23	3,144	3,177
Series 2802 Class OB, 6% 5/15/34	1,355	1,421
Series 2810 Class PD, 6% 6/15/33	1,020	1,051
Series 2828 Class JA, 4.5% 1/15/10	1,900	1,904
sequential pay:
Series 1929 Class EZ, 7.5% 2/17/27	4,173	4,364
Series 2866 Class N, 4.5% 12/15/18	1,340	1,322
Collateralized Mortgage Obligations - continued
	Principal Amount (000s)	Value (Note 1) (000s)
U.S. Government Agency - continued
Freddie Mac Multi-class participation certificates guaranteed: - continued
Series 2406:
Class FP, 4.3681% 1/15/32 (e)	$ 1,385	$ 1,416
Class PF, 4.3681% 12/15/31 (e)	1,095	1,124
Series 2410 Class PF, 4.3681% 2/15/32 (e)	2,515	2,572
Series 2769 Class BU, 5% 3/15/34	1,571	1,549
Series 2996 Class ZB, 5.75% 6/15/35	241	240
3% 3/15/10	1,745	1,729
Ginnie Mae guaranteed REMIC pass thru securities planned amortization class Series 2001-53 Class TA, 6% 12/20/30	173	173
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $59,380)		58,690
Cash Equivalents - 0.4%
	Maturity Amount (000s)
Investments in repurchase agreements (Collateralized by U.S. Government Obligations, in a joint trading account at 3.32%, dated 7/29/05 due 8/1/05) (a) (Cost $3,827)	$ 3,828	3,827
TOTAL INVESTMENT PORTFOLIO - 103.1% (Cost $915,609)		911,352
NET OTHER ASSETS - (3.1)%		(27,395)
NET ASSETS - 100%		$ 883,957
Legend
(a) Includes investment made with cash collateral received from securities on loan.
(b) Security or a portion of the security is on loan at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $9,518,000 or 1.1% of net assets.

(d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
Income Tax Information

At July 31, 2005, the fund had a capital loss carryforward of approximately $23,098,000 of which $11,911,000, $7,507,000, $3,266,000 and $414,000 will expire on July 31, 2008, 2009, 2012 and 2013, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Intermediate Government Income Fund

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	July 31, 2005

Assets
Investment in securities, at value (including securities loaned of $3,671 and repurchase agreements of $3,827)(cost $915,609) - See accompanying schedule		$ 911,352
Receivable for investments sold		1,936
Receivable for fund shares sold		243
Interest receivable		9,086
Total assets		922,617

Liabilities
Payable for investments purchased Regular delivery	$ 7,435
Delayed delivery	26,019
Payable for fund shares redeemed	729
Distributions payable	354
Accrued management fee	240
Other affiliated payables	98
Other payables and accrued expenses	40
Collateral on securities loaned, at value	3,745
Total liabilities		38,660

Net Assets		$ 883,957
Net Assets consist of:
Paid in capital		$ 914,473
Undistributed net investment income		1,945
Accumulated undistributed net realized gain (loss) on investments		(28,204)
Net unrealized appreciation (depreciation) on investments		(4,257)
Net Assets, for 87,459 shares outstanding		$ 883,957
Net Asset Value, offering price and redemption price per share ($883,957 ÷ 87,459 shares)		$ 10.11

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended July 31, 2005

Investment Income
Interest		$ 35,335
Security lending		44
Total income		35,379

Expenses
Management fee	$ 3,806
Transfer agent fees	1,140
Accounting and security lending fees	161
Fund wide operations fee	39
Independent trustees' compensation	5
Custodian fees and expenses	43
Registration fees	27
Audit	53
Legal	3
Miscellaneous	3
Total expenses before reductions	5,280
Expense reductions	(3)	5,277
Net investment income		30,102
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(3,426)
Swap agreements	(79)
Total net realized gain (loss)		(3,505)
Change in net unrealized appreciation (depreciation) on investment securities		(4,183)
Net gain (loss)		(7,688)
Net increase (decrease) in net assets resulting from operations		$ 22,414

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Intermediate Government Income Fund
Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2005	Year ended July 31, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 30,102	$ 29,283
Net realized gain (loss)	(3,505)	(4,178)
Change in net unrealized appreciation (depreciation)	(4,183)	7,091
Net increase (decrease) in net assets resulting from operations	22,414	32,196
Distributions to shareholders from net investment income	(28,832)	(29,700)
Share transactions Proceeds from sales of shares	92,102	161,283
Reinvestment of distributions	24,669	25,722
Cost of shares redeemed	(189,450)	(509,767)
Net increase (decrease) in net assets resulting from share transactions	(72,679)	(322,762)
Total increase (decrease) in net assets	(79,097)	(320,266)

Net Assets
Beginning of period	963,054	1,283,320
End of period (including undistributed net investment income of $1,945 and undistributed net investment income of $746, respectively)	$ 883,957	$ 963,054
Other Information Shares
Sold	9,010	15,687
Issued in reinvestment of distributions	2,416	2,506
Redeemed	(18,557)	(49,761)
Net increase (decrease)	(7,131)	(31,568)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended July 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 10.18	$ 10.17	$ 10.11	$ 9.77	$ 9.32
Income from Investment Operations
Net investment income B	.330	.274	.329	.457 D	.607
Net realized and unrealized gain (loss)	(.084)	.014	.056	.353 D	.452
Total from investment operations	.246	.288	.385	.810	1.059
Distributions from net investment income	(.316)	(.278)	(.325)	(.470)	(.609)
Net asset value, end of period	$ 10.11	$ 10.18	$ 10.17	$ 10.11	$ 9.77
Total Return A	2.43%	2.84%	3.80%	8.51%	11.68%
Ratios to Average Net Assets C
Expenses before expense reductions	.57%	.60%	.60%	.59%	.64%
Expenses net of voluntary waivers, if any	.57%	.60%	.60%	.59%	.61%
Expenses net of all reductions	.57%	.60%	.60%	.59%	.60%
Net investment income	3.23%	2.67%	3.18%	4.63% D	6.34%
Supplemental Data
Net assets, end of period (in millions)	$ 884	$ 963	$ 1,283	$ 1,107	$ 844
Portfolio turnover rate	90%	152%	229%	145%	114%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

D Effective August 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2005

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Ginnie Mae Fund, Fidelity Government Income Fund and Fidelity Intermediate Government Income Fund (the funds) are funds of Fidelity Income Fund (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities, including restricted securities, are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for Fidelity Ginnie Mae Fund, independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of each applicable fund or are invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, each fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, certain funds will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to swap agreements, prior period premium and discount on debt securities, market discount, deferred trustees compensation, financing transactions, capital loss carryforwards, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Ginnie Mae Fund	$ 4,677,132	$ 22,207	$ (58,171)	$ (35,964)
Government Income Fund	5,500,197	51,519	(38,017)	13,502
Intermediate Government Income Fund	914,950	3,750	(7,348)	(3,598)
	Undistributed Ordinary Income	Undistributed Long-term Capital Gain	Capital Loss Carryforward
Ginnie Mae Fund	$ 20,282	$ 6,708	$ -
Government Income Fund	6,274	-	-
Intermediate Government Income Fund	825	-	(23,098)

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

July 31, 2005	Ordinary Income	Long-term Capital Gains	Total
Ginnie Mae Fund	$ 162,997	$ -	$ 162,997
Government Income Fund	157,882	2,080	159,962
Intermediate Government Income Fund	28,832	-	28,832
July 31, 2004	Ordinary Income	Long-term Capital Gains	Total
Ginnie Mae Fund	$ 183,260	$ 9,263	$ 192,523
Government Income Fund	156,624	16,237	172,861
Intermediate Government Income Fund	29,700	-	29,700

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits certain funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. Certain funds may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Each applicable fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Delayed Delivery Transactions and When-Issued Securities. Certain funds may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable fund's Schedule of Investments. Certain funds may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each applicable fund identifies securities as segregated in its records

Annual Report

2. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities - continued

with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. Certain funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable fund's Schedule of Investments.

Swap Agreements. Certain funds may invest in swaps for the purpose of managing their exposure to interest rate, credit or market risk.

Interest rate swaps are agreements to exchange cash flows periodically based on a notional principal amount, for example, the exchange of fixed rate interest payments for floating rate interest payments. Periodic payments received or made by each applicable fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates could adversely impact a fund.

Total return swaps are agreements to exchange the return generated by one instrument or index for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation a fund will receive a payment from the counterparty. To the extent it is less, a fund will make a payment to the counterparty. Periodic payments received or made by each applicable fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with a fund's custodian in compliance with swap contracts.

Mortgage Dollar Rolls. To earn additional income, certain funds may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities ("mortgage dollar rolls") or the purchase and simultaneous agreement to sell similar securities ("reverse mortgage dollar rolls"). The securities traded are mortgage

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Mortgage Dollar Rolls - continued

securities and bear the same interest rate but may be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited.

3. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the funds with investment management related services for which the funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of each fund's average net assets (effective June 1, 2005, the funds management contracts were amended, reducing the individual fund fee rate to .20% of average net assets) and a group fee rate that averaged .12% during the period. The individual fund fee rate is applied to each fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, each fund's annual management fee rate expressed as a percentage of each fund's average net assets was as follows:

Total
Ginnie Mae Fund	.41%
Government Income Fund	.41%
Intermediate Government Income Fund	.41%

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Under an amended contract effective June 1, 2005, transfer agent fees include an asset based fee and were reduced to a rate of .10% of average net assets. The

Annual Report

3. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

account fees were eliminated. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Ginnie Mae Fund	.12%	|
Government Income Fund	.15%
Intermediate Government Income Fund	.12%

Accounting and Security Lending Fees. FSC maintains each fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. Effective June 1, 2005, FMR pays these fees.

Fundwide Operations Fee. Pursuant to a new Fundwide Operations and Expense Agreement (FWOE) effective on June 1, 2005, FMR has agreed to provide for fund level expenses (which do not include transfer agent, Rule 12b-1 fees, the compensation of the independent trustees or other extraordinary expenses) in return for a FWOE fee equal to .35% less the total amount of the management fee. The FWOE paid by the fund is reduced by an amount equal to the fees and expenses paid to the independent trustees. For the period, the FWOE fees were equivalent to the following rates expressed as a percentage of average net assets:

Ginnie Mae Fund	.004%
Government Income Fund	.005%
Intermediate Government Income Fund	.004%

4. Committed Line of Credit.

Certain funds participate with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

5. Security Lending.

Certain funds lend portfolio securities from time to time in order to earn additional income. Each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

5. Security Lending - continued

the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on each applicable fund's Statement of Assets and Liabilities.

6. Expense Reductions.

Through arrangements with each applicable fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce each applicable fund's expenses. All of the applicable expense reductions are noted in the table below.

	Custody expense reduction	Transfer Agent expense reduction
Ginnie Mae Fund	$ -	$ 23
Government Income Fund	4	161
Intermediate Government Income Fund	1	2

7. Other.

The funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the funds. In the normal course of business, the funds may also enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the funds. The risk of material loss from such claims is considered remote.

At the end of the period, Fidelity Freedom 2010 and Fidelity Freedom 2020 were the owners of record of approximately 25% and 17%, respectively, of the total outstanding shares of the Fidelity Government Income Fund. The Fidelity Freedom Funds were the owners of record, in the aggregate, of approximately 63% of the total outstanding shares of Fidelity Government Income Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Income Fund and the Shareholders of Fidelity Ginnie Mae Fund, Fidelity Government Income Fund and Fidelity Intermediate Government Income Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Ginnie Mae Fund, Fidelity Government Income Fund and Fidelity Intermediate Government Income Fund (funds of Fidelity Income Fund) at July 31, 2005, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Income Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
September 20, 2005

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 320 funds advised by FMR or an affiliate. Mr. McCoy oversees 322 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 311 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc.

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Senior Vice President of Ginnie Mae (2001-present), Government Income (2001-present), and Intermediate Government Income (2001-present). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001-present). She is President and a Director of FMR (2001-present), Fidelity Investments Money Management, Inc. (2001-present), FMR Co., Inc. (2001-present), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Ginnie Mae (2005-present), Government Income (2005-present), and Intermediate Government Income (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Co. (1998-2000). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003-present) and Chief Operating Officer (2002-present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005-present).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the Independent Trustees (2005-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000-present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the Independent Trustees (2001-present). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000-present) and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005-present) or Member of the Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005

Member of the Advisory Board of Fidelity Income Fund. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Income Fund. Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Walter C. Donovan (43)

Year of Election or Appointment: 2005

Vice President of Ginnie Mae, Government Income, and Intermediate Government Income. Mr. Donovan also serves as Vice President of Fidelity's High Income Funds (2005-present), Fidelity's Fixed-Income Funds (2005-present), certain Asset Allocation Funds (2005-present), and certain Balanced Funds (2005-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMRC (2005-present). Previously, Mr. Donovan served as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

David L. Murphy (57)

Year of Election or Appointment: 2005

Vice President of Ginnie Mae, Government Income, and Intermediate Government Income. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002-present), certain Asset Allocation Funds (2003-present), Fidelity's Investment Grade-Bond Funds (2005-present), and Fidelity's Balanced Funds (2005-present). He serves as Senior Vice President (2000-present) and Head (2004-present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of FIMM (2003-present) and a Vice President of FMR (2000-present). Previously, Mr. Murphy served as Money Market Group Leader (2002-2004), Bond Group Leader (2000-2002), and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002). Mr. Murphy joined Fidelity Investments in 1989 as a portfolio manager in the Bond Group.

Thomas J. Silvia (44)

Year of Election or Appointment: 2005

Vice President of Ginnie Mae, Government Income, and Intermediate Government Income. Mr. Silvia also serves as Vice President of Fidelity's Bond Funds (2005-present) and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed-Income Division (2005-present). Previously, Mr. Silvia served as Director of Fidelity's Taxable Bond portfolio managers (2002-2004) and a portfolio manager in the Bond Group (1997-2004).

George Fischer (44)

Year of Election or Appointment: 2002 or 2003

Vice President of Intermediate Government Income (2002) and Government Income (2003). Mr. Fischer also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Fischer managed a variety of Fidelity funds.

William Irving (41)

Year of Election or Appointment: 2005

Vice President of Ginnie Mae. Dr. Irving also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Dr. Irving managed a variety of Fidelity funds.

Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Ginnie Mae, Government Income, and Intermediate Government Income. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (45)

Year of Election or Appointment: 2003

Assistant Secretary of Ginnie Mae, Government Income, and Intermediate Government Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Ginnie Mae, Government Income, and Intermediate Government Income. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

Year of Election or Appointment: 2002

Chief Financial Officer of Ginnie Mae, Government Income, and Intermediate Government Income. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002-present) and President of Fidelity Investment Operations (2005-present) which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he served as President (1998-2005). Mr. Hayes serves as President of Fidelity Service Company (2003-present) where he also serves as a Director. Mr. Hayes also served as President of Fidelity Investments Operations Group (FIOG, 2002-2005).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Ginnie Mae, Government Income, and Intermediate Government Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Ginnie Mae, Government Income, and Intermediate Government Income. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Ginnie Mae, Government Income, and Intermediate Government Income. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Ginnie Mae, Government Income, and Intermediate Government Income. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (35)

Year of Election or Appointment: 2005

Deputy Treasurer of Ginnie Mae, Government Income, and Intermediate Government Income. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of Ginnie Mae, Government Income, and Intermediate Government Income. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (58)

Year of Election or Appointment: 1986 or 1988

Assistant Treasurer of Ginnie Mae (1986), Government Income (1986), and Intermediate Government Income (1988). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of Ginnie Mae, Government Income, and Intermediate Government Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002

Assistant Treasurer of Ginnie Mae, Government Income, and Intermediate Government Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (46)

Year of Election or Appointment: 2005

Assistant Treasurer of Ginnie Mae, Government Income, and Intermediate Government Income. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Ginnie Mae, Government Income, and Intermediate Government Income. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

Fund	Pay Date	Record Date	Capital Gains
Fidelity Ginnie Mae Fund	9/12/05	9/9/05	$0.02

The funds hereby designate as capital gain dividends the amounts noted below for the taxable year indicated or for dividends for the taxable year ended 2005, if subsequently determined to be different, the net capital gain of such year; and for dividends for the taxable year ended 2004, if subsequently determined to be different, the excess of: (a) the net capital gain of such year, over (b) amounts previously designated as capital gain dividends with respect to such year.

Fund	2005	2004
Fidelity Ginnie Mae Fund	7,939,978	-
Fidelity Government Income Fund	281,394	2,020,325

A percentage of the dividends distributed during the fiscal year for the following funds was derived from interest on U.S. Government securities which is generally exempt from state income tax:

Fidelity Government Income Fund	35.14%
Fidelity Intermediate Government Income Fund	38.71%

The funds will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Ginnie Mae Fund / Fidelity Government Income Fund / Fidelity Intermediate Government Income Fund

Each year, typically in June, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Fixed-Income Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its June 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for each fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to each fund and its shareholders by Fidelity (including the investment performance of each fund); (2) the competitiveness of the management fee and total expenses of each fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with each fund; (4) the extent to which economies of scale would be realized as each fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for each fund, the Board ultimately reached a determination, with the assistance of fund counsel and independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contracts is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in each fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that each fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided by Fidelity. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the funds' portfolio managers and the funds' investment objectives and disciplines. The independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund. The Board also considered the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers. The Board also considered the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of a fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in June 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using "soft" commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment-grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment-grade taxable bond funds.

Investment Performance. The Board considered whether each fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed each fund's absolute investment performance, as well as each fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. For each fund, the following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2004, the fund's returns, the returns of a broad-based securities market index ("benchmark"), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the fund.

Annual Report

Fidelity Ginnie Mae Fund Performance Summary vs. Lipper Objective (%):

Cumulative Total Return (%)
5.0
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
4.4
4.2
3.7
2.7
1 Year
18
16
14
12
10
8
6
4
2
0
16.7
15.7
15.8
13.0
3 Year
45
40
35
30
25
20
15
10
5
0
40.3
37.4
38.5
32.9
5 Year
75th Percentile
Fund Return
Benchmark Return
25th Percentile

% Beaten 98% 75% 71%

Lipper Objective: GNMA

SEC Benchmark: LB GNMA

The Board noted that the relative investment performance of the fund has compared favorably to its Lipper peer group over time. The Board also noted that the relative investment performance of the fund was lower than its benchmark over time.

Fidelity Government Income Fund Performance Summary vs. Lipper Objective (%):

Cumulative Total Return (%)
1 Year
3.6
3.5
3.7
2.5
3 Year
18.1
17.5
16.7
12.6
5 Year
43.4
41.2
39.9
33.0
75th Percentile
Fund Return
Benchmark Return
25th Percentile

% Beaten	72%	83%	84%

Lipper Objective: General U.S. Government
SEC Benchmark: LB Government Bond

The Board noted that the relative investment performance of the fund has compared favorably to its Lipper peer group over time. The Board also noted that the relative investment performance of the fund was lower than its benchmark over time, although the one-year cumulative total return of the fund compared favorably to its benchmark.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Intermediate Govt Income Fund Performance Summary vs. Lipper Objective (%):

3.0
2.5
2.0
1.5
1.0
0.5
0.0
Cumulative Total Return (%)
2.4
2.3
2.0
1.1
1 Year
16
14
12
10
8
6
4
2
0
Cumulative Total Return (%)
15.0
14.8
13.0
9.5
3 Year
40
35
30
25
20
15
10
5
0
Cumulative Total Return (%)
37.5
37.0
33.2
26.9
5 Year
75th Percentile
Fund Return
Benchmark Return
25th Percentile

% Beaten 87% 95% 96%

Lipper Objective: Short-Intermediate U.S. Government

SEC Benchmark: LB Govt Intermediate

The Board noted that the relative investment performance of the fund has compared favorably to its Lipper peer group over time. The Board also noted that the relative investment performance of the fund has compared favorably to its benchmark over time, although the fund's five-year cumulative total return was lower than its benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit each fund's shareholders, particularly in light of the Board's view that each fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered each fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a TMG % of 22% would mean that 78% of the funds in the Total Mapped Group had higher management fees than a fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile ("quadrant") in which a fund's management fee ranked, is also included in the charts and considered by the Board.

Annual Report

Ginnie Mae

Historical Management Fees vs. Competitive Medians (BP):

Total Mapped Group Median (TMG)
Asset-Size Peer Group Median (ASPG)
Ginnie Mae
57
51
43
56
52
43
55
51
43
54
50
43
53
50
43
Feb-01
Dec-01
Dec-02
Dec-03
Dec-04

TMG %	19%	19%	20%	21%	22%
Funds/Classes	632	617	625	624	608
ASPG Quadrant	1st	1st	2nd	2nd	2nd

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Government Income

Historical Management Fees vs. Competitive Medians (BP):

Total Mapped Group Median (TMG)
Asset-Size Peer Group Median (ASPG)
Government Income
57
51
43
56
52
43
55
51
43
54
50
43
53
50
43
Feb-01
Dec-01
Dec-02
Dec-03
Dec-04

	Feb-01	Dec-01	Dec-02	Dec-03	Dec-04
TMG %	19%	19%	20%	21%	22%
Funds/Classes	632	617	625	624	608
ASPG Quadrant	1st	1st	2nd	2nd	2nd

Intermediate Government Income

Historical Management Fees vs. Competitive Medians (BP):

Total Mapped Group Median (TMG)
Asset-Size Peer Group Median (ASPG)
Intermediate Government Income
57 55 48
56 54 43
55 54 43
54 52 43
53 52 43
Feb-01
Dec-01
Dec-02
Dec-03
Dec-04

	Feb-01	Dec-01	Dec-02	Dec-03	Dec-04
TMG %	28%	19%	20%	21%	22%
Funds/Classes	632	617	625	624	608
ASPG Quadrant	2nd	1st	1st	1st	1st

The Board noted that each fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

Furthermore, the Board considered that, on May 19, 2005, after the periods shown in the charts above, it had approved an amendment (effective June 1, 2005) to each fund's management contract that lowered the fund's individual fund fee rate from 30 basis points to 20 basis points. The Board considered that, if the lower individual fund fee rate had been in effect in 2004, it would have reduced each fund's management fee rate from 43 basis points to 33 basis points.

Annual Report

Based on its review, the Board concluded that each fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund's total expenses ranked below its competitive median for 2004. The Board considered that if the lower individual fund fee rate had been in effect in 2004, it would have reduced each fund's total expenses by 10 basis points.

The Board also considered that on May 19, 2005, it had approved changes (effective June 1, 2005) in the contractual arrangements for each fund that (i) have the effect of setting the total "fund-level" expenses (including, among certain other expenses, the management fee) at 35 basis points, (ii) lower and limit the "class-level" transfer agent fee to 10 basis points, and (iii) limit each fund's total expenses to 45 basis points. These new contractual arrangements may not be increased without Board approval.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board noted that because the new contractual arrangements set each fund's total fund-level expenses at 35 basis points, increases or decreases in the management fee due to changes in the group fee rate will not impact total expenses. However, the Board realized that the 35 basis point fee rate was below the lowest management fee available under the old contractual arrangements. The maximum benefit that a decrease in the group fee rate could provide each fund would be a reduction in the management fee to approximately 39 basis points (compared to total fund-level expenses of 35 basis points under the new contractual arrangements).

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that each fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for each fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and determined that the amount of profit is a fair entrepreneurial profit for the management of each fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that the reduction in each fund's management fee rate from 43 basis points to 33 basis points and the reduction in each fund's total expenses by 10 basis points would deliver significant economies to fund shareholders. The Board concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Annual Report

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) Fidelity's fund profitability methodology, including additional detail on various cost allocations; (ii) fall-out benefits to Fidelity; and (iii) compensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that each fund's existing Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research
(U.K.) Inc.; Ginnie Mae and
Intermediate Government Income

Fidelity Management & Research
(Far East) Inc.; Ginnie Mae and
Intermediate Government Income

Fidelity Investments
Money Management, Inc.

Fidelity Investments Japan Limited;
Ginnie Mae and Intermediate
Government Income

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

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Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

GVT-UANN-0905
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(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity

Total Bond

Fund

Annual Report

July 31, 2005

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>
Central Fund Investments	<Click Here>	Complete list of investments for Fidelity's fixed-income central funds.

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of Total Bond's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2005	Past 1 year	Life of FundA
Total Bond	5.75%	5.89%

A From October 15, 2002.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Total Bond on October 15, 2002, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Lehman Brothers® U.S. Universal Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Ford O'Neil, Portfolio Manager of Fidelity Total Bond Fund

Not unlike the domestic equity markets, taxable bonds swung up and down during the 12 months ending July 31, 2005, rallying early in the period, selling off in late winter, only to advance again in the spring. During the one-year period, the Lehman Brothers® Aggregate Bond Index - a measure of the overall investment-grade bond universe - rose 4.79%. Much of this gain came on the strength of returns from higher-yielding spread sectors, such as investment-grade corporates, reflected in the 5.76% return of the Lehman Brothers Credit Bond Index over the 12-month period. Mortgage-backed securities were spurred on by the relative stability of long-term interest rates, and the Lehman Brothers Mortgage-Backed Securities gained 4.67%. Treasuries also bolstered the overall market, as illustrated by the 4.62% return of the Lehman Brothers U.S. Treasury Index, which moved ahead on a flight to quality as investors continued to ponder the future direction of the U.S. economy. The Lehman Brothers U.S. Agency Index returned a more modest 3.88%.

Total Bond gained 5.75% during the past year, while the Lehman Brothers U.S. Universal Index and the LipperSM Intermediate Investment Grade Debt Funds Average rose 5.53% and 4.36%, respectively. Benefiting the fund's performance was our sector selection. In particular, the decision to overweight high-yield corporate bonds and emerging-markets debt worked out well relative to the index, as these segments were boosted by a combination of strong demand for higher-yielding securities and improving creditworthiness. Security selection in both sectors also generally was advantageous. Within the investment-grade portion of the portfolio - which accounted for the majority of the fund's net assets and was the main driver of its absolute and relative returns - our yield-curve positioning helped as the curve flattened. Security selection among investment-grade bonds also added value, with the fund's corporate bond holdings leading the way. However, positions in auto-related companies disappointed. Elsewhere, the decision to invest in high-quality securitized products - namely mortgage securities and asset-backed securities - worked in our favor, as did security selection within those segments. An allocation to Treasury Inflation-Protected Securities (TIPS) also contributed, as they posted strong gains throughout most of the year, although an underweighting in nominal Treasuries detracted from results.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2005 to July 31, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2005	Ending Account Value July 31, 2005	Expenses Paid During Period* February 1, 2005 to July 31, 2005
Class A
Actual	$ 1,000.00	$ 1,010.10	$ 3.99**
HypotheticalA	$ 1,000.00	$ 1,020.83	$ 4.01**
Class T
Actual	$ 1,000.00	$ 1,009.60	$ 4.48**
HypotheticalA	$ 1,000.00	$ 1,020.33	$ 4.51**
Class B
Actual	$ 1,000.00	$ 1,006.30	$ 7.71**
HypotheticalA	$ 1,000.00	$ 1,017.11	$ 7.75**
	Beginning Account Value February 1, 2005	Ending Account Value July 31, 2005	Expenses Paid During Period* February 1, 2005 to July 31, 2005
Class C
Actual	$ 1,000.00	$ 1,006.70	$ 8.21**
HypotheticalA	$ 1,000.00	$ 1,016.61	$ 8.25**
Total Bond
Actual	$ 1,000.00	$ 1,011.40	$ 2.89**
HypotheticalA	$ 1,000.00	$ 1,021.92	$ 2.91**
Institutional Class
Actual	$ 1,000.00	$ 1,012.20	$ 2.99**
HypotheticalA	$ 1,000.00	$ 1,021.82	$ 3.01**

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	.80%**
Class T	.90%**
Class B	1.55%**
Class C	1.65%**
Total Bond	.58%**
Institutional Class	.60%**

** If contractual expense reductions, effective June 1, 2005, had been in effect during the period, the annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as follows:

	Annualized Expense Ratio	Expenses Paid
Class A	.74%
Actual		$ 3.69
HypotheticalA		$ 3.71
Class T	.82%
Actual		$ 4.09
HypotheticalA		$ 4.11
Class B	1.47%
Actual		$ 7.31
HypotheticalA		$ 7.35
Class C	1.61%
Actual		$ 8.01
HypotheticalA		$ 8.05
Total Bond	.45%
Actual		$ 2.24
HypotheticalA		$ 2.26
Institutional Class	.49%
Actual		$ 2.45
HypotheticalA		$ 2.46

A 5% return per year before expenses

Annual Report

Investment Changes

Quality Diversification (% of fund's net assets)
As of July 31, 2005	As of January 31, 2005
U.S. Government and U.S. Government Agency Obligations 56.7%	U.S. Government and U.S.Government Agency Obligations 54.8%
AAA 7.7%	AAA 5.2%
AA 3.2%	AA 3.6%
A 6.2%	A 7.4%
BBB 13.4%	BBB 12.9%
BB and Below 9.0%	BB and Below 9.0%
Not Rated 0.8%	Not Rated 1.4%
Equities 0.0%	Equities 0.0%
Short-Term Investments and Net Other Assets 3.0%	Short-Term Investments and Net Other Assets 5.7%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P ® ratings. Securities rated BB or below were rated investment grade at the time of acquisition. The information in the above table is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central fund.

Average Years to Maturity as of July 31, 2005
6 months ago
Years	6.2	5.4
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of July 31, 2005
6 months ago
Years	4.0	4.0

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of July 31, 2005 *		As of January 31, 2005 **
	Corporate Bonds 22.3%		Corporate Bonds 23.3%
	U.S. Government and U.S. Government Agency Obligations 56.7%		U.S. Government and U.S. Government Agency Obligations 54.8%
	Asset-Backed Securities 7.6%		Asset-Backed Securities 6.2%
	CMOs and Other Mortgage Related Securities 7.9%		CMOs and Other Mortgage Related Securities 7.1%
	Other Investments 2.5%		Other Investments 2.9%
	Short-Term Investments and Net Other Assets 3.0%		Short-Term Investments and Net Other Assets 5.7%
* Foreign investments	6.7%	** Foreign investments	7.6%

* Futures and Swaps	6.8%	** Futures and Swaps	4.9%
The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central fund.

Annual Report

Investments July 31, 2005

Showing Percentage of Net Assets

Nonconvertible Bonds - 21.8%
	Principal Amount	Value (Note 1)
CONSUMER DISCRETIONARY - 4.2%
Auto Components - 0.1%
Affinia Group, Inc. 9% 11/30/14 (e)	$ 30,000	$ 24,000
Delco Remy International, Inc. 11% 5/1/09	50,000	44,000
Tenneco Automotive, Inc. 8.625% 11/15/14	105,000	108,938
TRW Automotive Acquisition Corp. 9.375% 2/15/13	87,000	97,440
Visteon Corp. 7% 3/10/14	190,000	164,350
		438,728
Automobiles - 0.5%
Ford Motor Co.:
6.625% 10/1/28	125,000	97,581
7.45% 7/16/31	915,000	775,789
General Motors Corp.:
8.25% 7/15/23	135,000	120,825
8.375% 7/15/33	1,510,000	1,362,775
		2,356,970
Diversified Consumer Services - 0.1%
Carriage Services, Inc. 7.875% 1/15/15 (e)	200,000	208,500
Service Corp. International (SCI):
6.5% 3/15/08	75,000	76,875
6.75% 4/1/16	55,000	56,169
		341,544
Hotels, Restaurants & Leisure - 1.0%
Argosy Gaming Co. 7% 1/15/14	80,000	88,400
Bally Total Fitness Holding Corp.:
9.875% 10/15/07	15,000	13,275
10.5% 7/15/11	120,000	121,800
Carrols Corp. 9% 1/15/13 (e)	105,000	108,938
Domino's, Inc. 8.25% 7/1/11	55,000	58,850
Friendly Ice Cream Corp. 8.375% 6/15/12	70,000	68,600
Gaylord Entertainment Co.:
6.75% 11/15/14	50,000	49,625
8% 11/15/13	225,000	239,918
Herbst Gaming, Inc.:
7% 11/15/14	50,000	50,875
8.125% 6/1/12	70,000	74,550
HMH Properties, Inc. 7.875% 8/1/08	45,000	45,563
Host Marriott LP 7.125% 11/1/13	35,000	36,621
Landry's Seafood Restaurants, Inc. 7.5% 12/15/14	390,000	385,613
MGM MIRAGE:
6% 10/1/09	50,000	50,125
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
MGM MIRAGE: - continued
8.375% 2/1/11	$ 40,000	$ 43,752
Mohegan Tribal Gaming Authority 7.125% 8/15/14	40,000	42,000
Morton's Restaurant Group, Inc. 7.5% 7/1/10	65,000	64,675
MTR Gaming Group, Inc. 9.75% 4/1/10	135,000	146,813
Park Place Entertainment Corp. 7.875% 12/15/05	50,000	50,625
Penn National Gaming, Inc.:
6.875% 12/1/11	80,000	82,000
8.875% 3/15/10	100,000	106,375
Pinnacle Entertainment, Inc. 8.25% 3/15/12	140,000	147,700
Resorts International Hotel & Casino, Inc. 11.5% 3/15/09	225,000	255,375
Scientific Games Corp. 6.25% 12/15/12 (e)	30,000	30,450
Seneca Gaming Corp.:
7.25% 5/1/12 (Reg. S) (e)	70,000	72,625
7.25% 5/1/12	50,000	51,875
Six Flags, Inc. 9.625% 6/1/14	180,000	174,600
Speedway Motorsports, Inc. 6.75% 6/1/13	100,000	103,625
Station Casinos, Inc.:
6% 4/1/12	70,000	71,225
6.5% 2/1/14	40,000	41,052
6.875% 3/1/16	100,000	103,000
Sun International Hotels Ltd./Sun International North America, Inc. 8.875% 8/15/11	325,000	347,344
Town Sports International, Inc. 9.625% 4/15/11	165,000	174,900
Universal City Development Partners Ltd./UCDP Finance, Inc. 11.75% 4/1/10	95,000	109,136
Uno Restaurant Corp. 10% 2/15/11 (e)	80,000	77,200
Vail Resorts, Inc. 6.75% 2/15/14	60,000	61,350
Virgin River Casino Corp./RBG LLC/B&BB, Inc.:
0% 1/15/13 (c)(e)	40,000	28,400
9% 1/15/12 (e)	30,000	31,500
Waterford Gaming LLC/Waterford Gaming Finance Corp. 8.625% 9/15/12 (e)	46,000	49,680
Wheeling Island Gaming, Inc. 10.125% 12/15/09	160,000	169,600
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 6.625% 12/1/14	160,000	156,000
		4,185,630
Household Durables - 0.2%
Champion Enterprises, Inc. 7.625% 5/15/09	70,000	70,700
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Household Durables - continued
Goodman Global Holdings, Inc. 7.875% 12/15/12 (e)	$ 80,000	$ 76,000
K. Hovnanian Enterprises, Inc.:
6.25% 1/15/15	50,000	49,890
6.5% 1/15/14	100,000	101,750
8.875% 4/1/12	10,000	10,800
Sealy Mattress Co. 8.25% 6/15/14	50,000	53,250
Technical Olympic USA, Inc.:
7.5% 3/15/11	110,000	103,950
7.5% 1/15/15	175,000	161,000
WCI Communities, Inc. 9.125% 5/1/12	35,000	36,925
William Lyon Homes, Inc. 10.75% 4/1/13	110,000	121,000
		785,265
Media - 2.1%
AMC Entertainment, Inc. 8.625% 8/15/12	60,000	62,400
AOL Time Warner, Inc. 7.625% 4/15/31	500,000	616,090
British Sky Broadcasting Group PLC (BSkyB) yankee 8.2% 7/15/09	1,000,000	1,114,287
Cablevision Systems Corp.:
7.88% 4/1/09 (i)	40,000	41,200
8% 4/15/12	230,000	230,575
CanWest Media, Inc. 8% 9/15/12	30,000	32,025
Charter Communications Holding II LLC/Charter Communications Holdings II Capital Corp. 10.25% 9/15/10	115,000	118,738
Charter Communications Operating LLC/Charter Communications Operating Capital Corp. 8.375% 4/30/14 (e)	70,000	70,613
Cinemark, Inc. 0% 3/15/14 (c)	100,000	68,750
Comcast Corp. 5.85% 1/15/10	500,000	520,067
Cox Communications, Inc.:
4.625% 6/1/13	90,000	86,026
7.125% 10/1/12	970,000	1,071,758
CSC Holdings, Inc.:
6.75% 4/15/12 (e)	160,000	154,800
7.875% 2/15/18	50,000	49,813
8.125% 7/15/09	65,000	66,950
Dex Media, Inc.:
0% 11/15/13 (c)	95,000	77,663
0% 11/15/13 (c)	5,000	4,088
8% 11/15/13	10,000	10,700
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Media - continued
EchoStar DBS Corp.:
6.375% 10/1/11	$ 150,000	$ 149,250
9.125% 1/15/09	72,000	76,680
Entercom Radio LLC/Entercom Capital, Inc. 7.625% 3/1/14	50,000	52,250
Granite Broadcasting Corp. 9.75% 12/1/10	40,000	37,100
Houghton Mifflin Co.:
8.25% 2/1/11	100,000	105,000
9.875% 2/1/13	145,000	158,050
iesy Repository Gmbh 10.375% 2/15/15 (e)	80,000	80,800
Innova S. de R.L. 9.375% 9/19/13	85,000	95,519
Insight Midwest LP/Insight Capital, Inc. 9.75% 10/1/09	100,000	103,625
Liberty Media Corp.:
5.7% 5/15/13	500,000	462,739
8.25% 2/1/30	740,000	746,690
8.5% 7/15/29	130,000	132,621
LodgeNet Entertainment Corp. 9.5% 6/15/13	190,000	207,100
MediaNews Group, Inc. 6.375% 4/1/14	100,000	96,250
News America Holdings, Inc. 7.75% 12/1/45	170,000	205,897
News America, Inc. 6.2% 12/15/34	330,000	342,944
Nexstar Broadcasting, Inc.:
7% 1/15/14	130,000	120,900
7% 1/15/14 (e)	70,000	65,100
PanAmSat Corp. 9% 8/15/14	84,000	92,610
PRIMEDIA, Inc.:
7.625% 4/1/08	84,000	84,840
8.875% 5/15/11	25,000	26,250
Rainbow National LLC & RNS Co. Corp.:
8.75% 9/1/12 (e)	30,000	33,000
10.375% 9/1/14 (e)	30,000	34,575
Rogers Cable, Inc. 6.75% 3/15/15	50,000	51,625
The Reader's Digest Association, Inc. 6.5% 3/1/11	70,000	71,750
Time Warner Entertainment Co. LP 8.375% 7/15/33	1,000,000	1,310,939
		9,340,647
Specialty Retail - 0.1%
Asbury Automotive Group, Inc.:
8% 3/15/14	60,000	59,550
9% 6/15/12	15,000	15,563
General Nutrition Centers, Inc. 8.625% 1/15/11	80,000	76,100
Nebraska Book Co., Inc. 8.625% 3/15/12	90,000	85,725
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Sonic Automotive, Inc. 8.625% 8/15/13	$ 165,000	$ 169,950
The Pep Boys - Manny, Moe & Jack 7.5% 12/15/14	55,000	50,050
United Auto Group, Inc. 9.625% 3/15/12	50,000	54,000
		510,938
Textiles, Apparel & Luxury Goods - 0.1%
Jostens IH Corp. 7.625% 10/1/12	40,000	40,700
Levi Strauss & Co.:
8.2544% 4/1/12 (i)	70,000	70,000
9.75% 1/15/15	180,000	189,000
12.25% 12/15/12	65,000	73,288
		372,988
TOTAL CONSUMER DISCRETIONARY		18,332,710
CONSUMER STAPLES - 0.8%
Beverages - 0.1%
FBG Finance Ltd. 5.125% 6/15/15 (e)	425,000	417,587
Food & Staples Retailing - 0.1%
Ahold Finance USA, Inc.:
6.25% 5/1/09	40,000	40,800
6.875% 5/1/29	170,000	161,500
8.25% 7/15/10	40,000	43,800
Jean Coutu Group, Inc.:
7.625% 8/1/12	30,000	31,200
8.5% 8/1/14	60,000	59,550
Rite Aid Corp. 6% 12/15/05 (e)	20,000	20,100
Stater Brothers Holdings, Inc. 8.125% 6/15/12	80,000	80,600
		437,550
Food Products - 0.4%
B&G Foods, Inc. 8% 10/1/11	40,000	41,300
Cadbury Schweppes U.S. Finance LLC:
3.875% 10/1/08 (e)	90,000	87,885
5.125% 10/1/13 (e)	1,060,000	1,055,387
Del Monte Corp. 6.75% 2/15/15 (e)	60,000	61,350
Doane Pet Care Co.:
9.75% 5/15/07	50,000	49,250
10.75% 3/1/10	125,000	135,000
National Beef Packing Co. LLC/National Beef Finance Corp. 10.5% 8/1/11	120,000	127,500
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
CONSUMER STAPLES - continued
Food Products - continued
Pierre Foods, Inc. 9.875% 7/15/12	$ 40,000	$ 41,800
United Agriculture Products, Inc. 8.25% 12/15/11	147,000	155,085
		1,754,557
Household Products - 0.1%
Fort James Corp. 6.875% 9/15/07	150,000	156,563
Personal Products - 0.0%
Revlon Consumer Products Corp. 9.5% 4/1/11	100,000	96,000
Tobacco - 0.1%
Altria Group, Inc. 7% 11/4/13	400,000	438,346
TOTAL CONSUMER STAPLES		3,300,603
ENERGY - 2.1%
Energy Equipment & Services - 0.3%
Cooper Cameron Corp. 2.65% 4/15/07	340,000	328,336
Diamond Offshore Drilling, Inc. 4.875% 7/1/15 (e)	885,000	866,882
Dresser-Rand Group, Inc. 7.375% 11/1/14 (e)	50,000	52,375
Hanover Compressor Co. 8.625% 12/15/10	20,000	21,200
Hanover Equipment Trust 8.75% 9/1/11	50,000	53,375
Petronas Capital Ltd. 7% 5/22/12 (e)	5,000	5,609
Universal Compression, Inc. 7.25% 5/15/10	40,000	41,700
		1,369,477
Oil, Gas & Consumable Fuels - 1.8%
Amerada Hess Corp. 6.65% 8/15/11	110,000	119,464
ANR Pipeline, Inc. 9.625% 11/1/21	100,000	127,750
Arch Western Finance LLC 6.75% 7/1/13	100,000	103,500
Canadian Oil Sands Ltd. 4.8% 8/10/09 (e)	490,000	486,712
Chesapeake Energy Corp.:
6.875% 1/15/16	50,000	52,190
7.75% 1/15/15	30,000	32,550
El Paso Energy Corp.:
7.375% 12/15/12	5,000	5,069
7.75% 1/15/32	15,000	15,150
8.05% 10/15/30	95,000	97,256
El Paso Production Holding Co. 7.75% 6/1/13	140,000	148,750
Empresa Nacional de Petroleo 6.75% 11/15/12 (e)	300,000	326,272
EnCana Holdings Finance Corp. 5.8% 5/1/14	240,000	253,201
Enterprise Products Operating LP 5.75% 3/1/35 (e)	300,000	286,865
Foundation Pennsylvania Coal Co. 7.25% 8/1/14	50,000	52,750
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
General Maritime Corp. 10% 3/15/13	$ 310,000	$ 338,675
Giant Industries, Inc. 8% 5/15/14	130,000	136,175
Hurricane Finance BV:
9.625% 2/12/10 (e)	25,000	27,438
9.625% 2/12/10 (Reg. S)	35,000	38,413
Kinder Morgan Energy Partners LP 5.8% 3/15/35	300,000	298,296
Markwest Energy Partners LP/ Markwest Energy Finance Corp. 6.875% 11/1/14 (e)	146,000	147,460
Massey Energy Co. 6.625% 11/15/10	40,000	41,200
Newfield Exploration Co. 6.625% 9/1/14	90,000	94,275
Nexen, Inc. 5.875% 3/10/35	600,000	595,049
OAO Gazprom:
9.625% 3/1/13	240,000	291,600
10.5% 10/21/09	90,000	106,650
Overseas Shipholding Group, Inc.:
7.5% 2/15/24	55,000	53,350
8.25% 3/15/13	40,000	42,600
Pan American Energy LLC 7.125% 10/27/09 (e)	100,000	102,000
Peabody Energy Corp. 6.875% 3/15/13	20,000	21,150
Pemex Project Funding Master Trust:
6.125% 8/15/08	250,000	256,250
6.625% 6/15/35 (e)	780,000	752,700
7.375% 12/15/14	500,000	552,500
Petrobras Energia SA 9.375% 10/30/13	65,000	71,500
Range Resources Corp.:
6.375% 3/15/15 (Reg. S)	90,000	90,450
7.375% 7/15/13	40,000	42,600
Ship Finance International Ltd. 8.5% 12/15/13	330,000	315,975
Teekay Shipping Corp. 8.875% 7/15/11	30,000	34,350
The Coastal Corp.:
6.375% 2/1/09	5,000	4,925
6.5% 6/1/08	150,000	149,063
6.7% 2/15/27	65,000	65,731
7.75% 6/15/10	200,000	205,750
Williams Co., Inc. Credit Linked Certificate Trust III 6.75% 4/15/09 (e)	215,000	223,869
Williams Companies, Inc.:
7.125% 9/1/11	5,000	5,450
7.625% 7/15/19	30,000	34,275
7.875% 9/1/21	35,000	40,381
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Williams Companies, Inc.: - continued
8.125% 3/15/12	$ 30,000	$ 34,650
8.75% 3/15/32	165,000	203,775
YPF SA:
10% 11/2/28	30,000	36,300
yankee 9.125% 2/24/09	45,000	49,163
		7,611,467
TOTAL ENERGY		8,980,944
FINANCIALS - 6.0%
Capital Markets - 1.5%
Bank of New York Co., Inc.:
3.4% 3/15/13 (i)	100,000	96,459
4.25% 9/4/12 (i)	205,000	203,356
Credit Suisse First Boston (USA), Inc. 4.7% 6/1/09	440,000	441,502
E*TRADE Financial Corp. 8% 6/15/11	265,000	279,575
Equinox Holdings Ltd. 9% 12/15/09	90,000	93,600
Franklin Resources, Inc. 3.7% 4/15/08	1,135,000	1,107,274
Goldman Sachs Group, Inc.:
5.7% 9/1/12	1,100,000	1,147,915
6.6% 1/15/12	500,000	545,548
Lazard LLC 7.125% 5/15/15 (e)	685,000	681,889
Legg Mason, Inc. 6.75% 7/2/08	30,000	31,868
Merrill Lynch & Co., Inc. 4.25% 2/8/10	685,000	672,342
Morgan Stanley 6.6% 4/1/12	1,100,000	1,199,734
		6,501,062
Commercial Banks - 0.7%
Bank of America Corp. 7.4% 1/15/11	780,000	885,848
Corporacion Andina de Fomento 5.2% 5/21/13	35,000	35,055
Korea Development Bank:
3.875% 3/2/09	685,000	665,324
4.75% 7/20/09	320,000	319,925
5.75% 9/10/13	170,000	178,008
Standard Bank London Ltd. 8.125% 9/30/09	100,000	104,760
Vimpel Communications 10% 6/16/09 (Issued by UBS Luxembourg SA for Vimpel Communications)	100,000	107,750
Wachovia Bank NA 4.875% 2/1/15	600,000	595,542
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
FINANCIALS - continued
Commercial Banks - continued
Wachovia Corp. 4.875% 2/15/14	$ 175,000	$ 173,732
Western Financial Bank 9.625% 5/15/12	15,000	16,500
		3,082,444
Consumer Finance - 0.6%
AmeriCredit Corp. 9.25% 5/1/09	65,000	69,063
Capital One Bank 6.5% 6/13/13	1,090,000	1,181,679
Ford Motor Credit Co.:
6.625% 6/16/08	90,000	90,000
7.375% 2/1/11	1,000,000	993,484
Household Finance Corp. 4.125% 11/16/09	170,000	166,008
Triad Acquisition Corp. 11.125% 5/1/13 (e)	105,000	108,150
		2,608,384
Diversified Financial Services - 0.5%
CCO Holdings LLC/CCO Holdings Capital Corp. 8.75% 11/15/13	70,000	69,475
Global Cash Access LLC/Global Cash Access Finance Corp. 8.75% 3/15/12	105,000	113,537
JPMorgan Chase & Co. 4.875% 3/15/14	1,475,000	1,458,077
Prime Property Funding II, Inc. 5.125% 6/1/15 (e)	510,000	496,728
Refco Finance Holdings LLC/Refco Finance, Inc. 9% 8/1/12	105,000	113,400
Universal City Florida Holding Co. I/II 8.375% 5/1/10	30,000	31,500
		2,282,717
Insurance - 0.3%
Aegon NV 4.75% 6/1/13	500,000	492,638
Marsh & McLennan Companies, Inc. 7.125% 6/15/09	589,000	628,114
UnumProvident Corp. 7.625% 3/1/11	150,000	158,538
		1,279,290
Real Estate - 1.8%
American Real Estate Partners/American Real Estate Finance Corp.:
7.125% 2/15/13 (e)	115,000	115,000
8.125% 6/1/12	85,000	89,250
Archstone Smith Operating Trust 5.25% 5/1/15	805,000	803,981
Arden Realty LP 5.25% 3/1/15	1,210,000	1,186,513
Boston Properties, Inc. 6.25% 1/15/13	365,000	388,563
Camden Property Trust 5.875% 11/30/12	200,000	205,950
CarrAmerica Realty Corp. 5.25% 11/30/07	200,000	201,021
CB Richard Ellis Services, Inc. 9.75% 5/15/10	10,000	11,100
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
FINANCIALS - continued
Real Estate - continued
Developers Diversified Realty Corp.:
5% 5/3/10	$ 350,000	$ 348,525
5.25% 4/15/11	205,000	206,077
EOP Operating LP:
4.65% 10/1/10	595,000	583,725
4.75% 3/15/14	135,000	130,848
7% 7/15/11	500,000	549,080
Gables Realty LP:
5% 3/15/10	105,000	102,820
5.75% 7/15/07	970,000	985,739
Healthcare Realty Trust, Inc. 5.125% 4/1/14	145,000	140,084
La Quinta Properties, Inc. 7% 8/15/12	50,000	51,938
MeriStar Hospitality Corp. 8.75% 8/15/07	50,000	50,000
MeriStar Hospitality Operating Partnership LP/MeriStar Hospitality Finance Corp. II 10.5% 6/15/09	100,000	106,500
Omega Healthcare Investors, Inc. 7% 4/1/14	70,000	71,225
Senior Housing Properties Trust 7.875% 4/15/15	20,000	21,550
Simon Property Group LP:
5.1% 6/15/15 (e)	485,000	477,725
5.625% 8/15/14	1,000,000	1,024,214
Ventas Realty LP/Ventas Capital Corp. 6.625% 10/15/14 (e)	60,000	61,500
		7,912,928
Thrifts & Mortgage Finance - 0.6%
Countrywide Home Loans, Inc. 4% 3/22/11	415,000	394,901
Independence Community Bank Corp. 3.75% 4/1/14 (i)	120,000	115,358
Residential Capital Corp. 6.375% 6/30/10 (e)	685,000	695,810
Washington Mutual, Inc. 4.375% 1/15/08	1,200,000	1,194,078
		2,400,147
TOTAL FINANCIALS		26,066,972
HEALTH CARE - 0.4%
Health Care Equipment & Supplies - 0.0%
Medical Device Manufacturing, Inc. 10% 7/15/12	50,000	53,750
PerkinElmer, Inc. 8.875% 1/15/13	20,000	22,300
Spheris, Inc. 11% 12/15/12 (e)	50,000	48,500
		124,550
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
HEALTH CARE - continued
Health Care Providers & Services - 0.3%
AmeriPath, Inc. 10.5% 4/1/13	$ 80,000	$ 80,800
AMR HoldCo, Inc./ EmCare HoldCo, Inc. 10% 2/15/15 (e)	60,000	64,200
Community Health Systems, Inc. 6.5% 12/15/12	80,000	81,000
Concentra Operating Corp.:
9.125% 6/1/12	10,000	10,600
9.5% 8/15/10	110,000	117,150
DaVita, Inc.:
6.625% 3/15/13 (e)	40,000	41,400
7.25% 3/15/15 (e)	265,000	274,275
HealthSouth Corp.:
7.625% 6/1/12	130,000	127,400
8.5% 2/1/08	85,000	86,063
IASIS Healthcare LLC/IASIS Capital Corp. 8.75% 6/15/14	100,000	108,500
Psychiatric Solutions, Inc. 7.75% 7/15/15 (e)	50,000	51,250
Rural/Metro Corp. 9.875% 3/15/15 (e)	30,000	30,150
Tenet Healthcare Corp.:
6.375% 12/1/11	75,000	71,063
6.5% 6/1/12	15,000	14,250
7.375% 2/1/13	75,000	72,938
U.S. Oncology, Inc.:
9% 8/15/12	30,000	32,775
10.75% 8/15/14	80,000	90,000
		1,353,814
Pharmaceuticals - 0.1%
CDRV Investors, Inc. 0% 1/1/15 (c)	100,000	49,500
Elan Finance PLC/Elan Finance Corp. 7.75% 11/15/11 (e)	50,000	43,000
Mylan Laboratories, Inc. 6.375% 8/15/15 (e)	60,000	60,150
VWR International, Inc.:
6.875% 4/15/12	30,000	29,625
8% 4/15/14	30,000	28,800
Warner Chilcott Corp. 8.75% 2/1/15 (e)	80,000	79,600
		290,675
TOTAL HEALTH CARE		1,769,039
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
INDUSTRIALS - 1.6%
Aerospace & Defense - 0.3%
BAE Systems Holdings, Inc. 4.75% 8/15/10 (e)	$ 525,000	$ 520,787
BE Aerospace, Inc. 8.5% 10/1/10	100,000	110,500
Bombardier, Inc. 6.3% 5/1/14 (e)	340,000	319,600
K & F Acquisition, Inc. 7.75% 11/15/14	40,000	41,000
Orbital Sciences Corp. 9% 7/15/11	135,000	146,475
		1,138,362
Airlines - 0.7%
American Airlines, Inc. pass thru trust certificates:
6.817% 5/23/11	50,000	47,875
6.855% 10/15/10	67,869	69,821
6.977% 11/23/22	10,708	9,985
6.978% 10/1/12	137,745	143,199
7.024% 4/15/11	365,000	379,361
7.377% 5/23/19	46,728	35,046
7.379% 5/23/16	45,678	34,259
7.8% 4/1/08	65,000	62,725
AMR Corp. 9% 8/1/12	85,000	68,000
Continental Airlines, Inc. pass thru trust certificates:
6.648% 3/15/19	360,532	355,257
6.795% 2/2/20	478,190	411,244
Delta Air Lines, Inc.:
7.9% 12/15/09	50,000	13,500
9.5% 11/18/08 (e)	61,000	48,800
Delta Air Lines, Inc. pass thru trust certificates:
7.111% 3/18/13	340,000	318,750
7.299% 9/18/06	1,000	440
7.57% 11/18/10	705,000	655,613
7.779% 11/18/05	3,000	1,800
7.779% 1/2/12	22,350	9,834
7.92% 5/18/12	135,000	79,650
Northwest Airlines, Inc.:
7.875% 3/15/08	25,000	10,875
9.875% 3/15/07	60,000	31,200
Northwest Airlines, Inc. pass thru trust certificates:
7.068% 7/2/17	7,800	5,304
7.626% 4/1/10	32,062	18,276
7.67% 1/2/15	8,270	5,872
		2,816,686
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
INDUSTRIALS - continued
Building Products - 0.0%
Jacuzzi Brands, Inc. 9.625% 7/1/10	$ 20,000	$ 22,000
Nortek, Inc. 8.5% 9/1/14	100,000	97,000
		119,000
Commercial Services & Supplies - 0.1%
Adesa, Inc. 7.625% 6/15/12	50,000	51,000
ALH Finance LLC/ALH Finance Corp. 8.5% 1/15/13	25,000	24,125
Allied Waste North America, Inc.:
5.75% 2/15/11	70,000	66,150
7.875% 4/15/13	20,000	20,724
Buhrmann US, Inc. 7.875% 3/1/15 (e)	50,000	49,375
Cenveo Corp. 7.875% 12/1/13	60,000	57,900
FTI Consulting, Inc. 7.625% 6/15/13 (e)	30,000	30,450
		299,724
Electrical Equipment - 0.0%
General Cable Corp. 9.5% 11/15/10	20,000	21,400
Sensus Metering Systems, Inc. 8.625% 12/15/13	20,000	18,700
		40,100
Industrial Conglomerates - 0.2%
Hutchison Whampoa International 03/13 Ltd. 6.5% 2/13/13 (e)	190,000	202,736
Hutchison Whampoa International 03/33 Ltd. 7.45% 11/24/33 (e)	720,000	835,641
		1,038,377
Machinery - 0.1%
Accuride Corp. 8.5% 2/1/15	80,000	83,200
Commercial Vehicle Group, Inc. 8% 7/1/13 (e)	50,000	52,000
Dresser, Inc. 9.375% 4/15/11	15,000	15,750
Invensys PLC 9.875% 3/15/11 (e)	245,000	243,775
Navistar International Corp. 7.5% 6/15/11	30,000	30,750
Park-Ohio Industries, Inc. 8.375% 11/15/14 (e)	60,000	56,400
Standard Aero Holdings, Inc. 8.25% 9/1/14 (e)	60,000	63,600
Terex Corp. 7.375% 1/15/14	100,000	105,000
		650,475
Marine - 0.1%
American Commercial Lines LLC/ACL Finance Corp. 9.5% 2/15/15	110,000	119,900
H-Lines Finance Holding Corp. 0% 4/1/13 (c)(e)	40,000	32,100
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
INDUSTRIALS - continued
Marine - continued
Horizon Lines LLC/Holdings Corp. 9% 11/1/12 (e)	$ 40,000	$ 43,000
OMI Corp. 7.625% 12/1/13	95,000	96,663
		291,663
Road & Rail - 0.1%
Kansas City Southern Railway Co. 7.5% 6/15/09	100,000	103,000
Progress Rail Services Corp./Progress Metal Reclamation Co. 7.75% 4/1/12 (e)	100,000	102,250
TFM SA de CV 9.375% 5/1/12 (e)	85,000	90,950
		296,200
Trading Companies & Distributors - 0.0%
Ashtead Holdings PLC 8.625% 8/1/15 (e)(f)	75,000	77,625
Neff Rent LLC/Neff Finance Corp. 11.25% 6/15/12 (e)	50,000	51,750
		129,375
TOTAL INDUSTRIALS		6,819,962
INFORMATION TECHNOLOGY - 0.4%
Communications Equipment - 0.1%
L-3 Communications Corp. 6.375% 10/15/15 (e)	120,000	121,350
Nortel Networks Corp. 6.125% 2/15/06	65,000	65,325
		186,675
Electronic Equipment & Instruments - 0.0%
Celestica, Inc. 7.875% 7/1/11	100,000	103,250
IT Services - 0.1%
Iron Mountain, Inc. 6.625% 1/1/16	120,000	113,400
SunGard Data Systems, Inc.:
9.125% 8/15/13 (e)(f)	225,000	233,438
10.25% 8/15/15 (e)(f)	210,000	217,875
		564,713
Office Electronics - 0.1%
Xerox Capital Trust I 8% 2/1/27	130,000	135,200
Xerox Corp.:
7.125% 6/15/10	20,000	21,200
7.2% 4/1/16	165,000	179,850
7.625% 6/15/13	60,000	63,900
		400,150
Semiconductors & Semiconductor Equipment - 0.1%
Amkor Technology, Inc. 7.75% 5/15/13	65,000	55,575
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Freescale Semiconductor, Inc. 7.125% 7/15/14	$ 60,000	$ 64,200
MagnaChip Semiconductor SA/MagnaChip Semiconductor Finance Co.:
6.875% 12/15/11 (e)	25,000	24,750
8% 12/15/14 (e)	80,000	77,400
New ASAT Finance Ltd. 9.25% 2/1/11	60,000	48,600
Viasystems, Inc. 10.5% 1/15/11	140,000	137,200
		407,725
TOTAL INFORMATION TECHNOLOGY		1,662,513
MATERIALS - 1.3%
Chemicals - 0.5%
BCP Crystal U.S. Holdings Corp. 9.625% 6/15/14	110,000	124,300
Berry Plastics Corp. 10.75% 7/15/12	80,000	87,600
Borden US Finance Corp./Nova Scotia Finance ULC:
8.3488% 7/15/10 (e)(i)	70,000	69,300
9% 7/15/14 (e)	70,000	72,100
Braskem SA 11.75% 1/22/14 (e)	25,000	29,500
Crystal US Holding 3 LLC/Crystal US Sub 3 Corp. Series B, 0% 10/1/14 (c)	100,000	72,000
Equistar Chemicals LP:
6.5% 2/15/06	75,000	75,375
7.55% 2/15/26	100,000	93,500
Equistar Chemicals LP/Equistar Funding Corp. 10.625% 5/1/11	145,000	161,313
Georgia Gulf Corp. 7.125% 12/15/13	90,000	94,500
Huntsman International LLC 9.875% 3/1/09	115,000	122,906
Innophos, Inc. 8.875% 8/15/14 (e)	30,000	30,825
Lyondell Chemical Co.:
9.625% 5/1/07	200,000	212,500
10.875% 5/1/09	55,000	56,925
Millennium America, Inc. 9.25% 6/15/08	230,000	251,275
Nalco Co.:
7.75% 11/15/11	130,000	138,450
8.875% 11/15/13	100,000	109,000
Pliant Corp. 0% 6/15/09 (c)	60,000	53,400
Resolution Performance Products LLC/RPP Capital Corp.:
9.5% 4/15/10	70,000	72,625
13.5% 11/15/10	35,000	37,800
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
MATERIALS - continued
Chemicals - continued
Rockwood Specialties Group, Inc. 7.5% 11/15/14 (e)	$ 50,000	$ 50,250
Solutia, Inc. 7.375% 10/15/27 (b)	20,000	16,400
		2,031,844
Construction Materials - 0.0%
Texas Industries, Inc. 7.25% 7/15/13 (e)	30,000	31,650
Containers & Packaging - 0.3%
AEP Industries, Inc. 7.875% 3/15/13 (e)	30,000	30,000
BWAY Corp. 10% 10/15/10	105,000	111,300
Crown Cork & Seal, Inc. 8% 4/15/23	105,000	105,000
Crown European Holdings SA 9.5% 3/1/11	35,000	38,588
Graham Packaging Co. LP/ GPC Capital Corp.:
8.5% 10/15/12 (e)	50,000	51,250
9.875% 10/15/14 (e)	95,000	97,375
Graphic Packaging International, Inc.:
8.5% 8/15/11	120,000	125,400
9.5% 8/15/13	170,000	175,100
Jefferson Smurfit Corp. U.S. 7.5% 6/1/13	15,000	14,381
Owens-Brockway Glass Container, Inc.:
8.25% 5/15/13	15,000	16,238
8.875% 2/15/09	50,000	52,875
Owens-Illinois, Inc.:
7.35% 5/15/08	50,000	52,125
7.5% 5/15/10	95,000	99,156
7.8% 5/15/18	45,000	46,800
8.1% 5/15/07	110,000	114,400
Tekni-Plex, Inc. 10.875% 8/15/12 (e)	40,000	43,100
		1,173,088
Metals & Mining - 0.3%
Aleris International, Inc. 9% 11/15/14	20,000	20,900
California Steel Industries, Inc. 6.125% 3/15/14	40,000	37,200
Century Aluminum Co. 7.5% 8/15/14	40,000	41,000
Corporacion Nacional del Cobre (Codelco) 6.375% 11/30/12 (e)	335,000	362,849
CSN Islands VIII Corp. 9.75% 12/16/13 (e)	25,000	26,563
Freeport-McMoRan Copper & Gold, Inc.:
6.875% 2/1/14	75,000	73,969
10.125% 2/1/10	45,000	50,063
Gerdau AmeriSteel Corp./GUSAP Partners 10.375% 7/15/11	50,000	55,250
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
MATERIALS - continued
Metals & Mining - continued
Newmont Mining Corp. 5.875% 4/1/35	$ 405,000	$ 407,120
Novelis, Inc. 7.25% 2/15/15 (e)	110,000	112,200
Wise Metals Group LLC/Alloys Finance 10.25% 5/15/12	110,000	103,400
		1,290,514
Paper & Forest Products - 0.2%
Boise Cascade Corp. 8% 2/24/06	25,000	25,625
Boise Cascade LLC/Boise Cascade Finance Corp.:
6.4738% 10/15/12 (i)	30,000	30,300
7.125% 10/15/14	30,000	29,475
Buckeye Technologies, Inc. 8.5% 10/1/13	200,000	204,250
Georgia-Pacific Corp.:
7.375% 12/1/25	15,000	16,219
7.5% 5/15/06	50,000	51,125
7.75% 11/15/29	10,000	11,200
8% 1/15/24	130,000	149,175
8.125% 5/15/11	5,000	5,594
Millar Western Forest Products Ltd. 7.75% 11/15/13	120,000	113,400
Norske Skog Canada Ltd. 7.375% 3/1/14	40,000	39,700
Solo Cup Co. 8.5% 2/15/14	145,000	138,838
Stone Container Corp. 8.375% 7/1/12	200,000	202,500
		1,017,401
TOTAL MATERIALS		5,544,497
TELECOMMUNICATION SERVICES - 2.6%
Diversified Telecommunication Services - 2.0%
Ameritech Capital Funding Corp. 6.25% 5/18/09	35,000	36,726
BellSouth Capital Funding Corp. 7.875% 2/15/30	1,800,000	2,284,409
British Telecommunications PLC:
8.375% 12/15/10	190,000	222,019
8.875% 12/15/30	145,000	203,483
Empresa Brasileira de Telecomm SA 11% 12/15/08	158,000	178,540
Eschelon Operating Co. 8.375% 3/15/10	70,000	64,400
GCI, Inc. 7.25% 2/15/14	50,000	48,750
Koninklijke KPN NV yankee 8% 10/1/10	500,000	570,223
MCI, Inc. 7.688% 5/1/09	36,000	37,530
New Skies Satellites BV:
8.5388% 11/1/11 (i)	100,000	104,000
9.125% 11/1/12	85,000	88,400
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
NTL Cable PLC 8.75% 4/15/14	$ 190,000	$ 202,350
Qwest Capital Funding, Inc.:
7% 8/3/09	50,000	48,750
7.25% 2/15/11	35,000	33,775
7.625% 8/3/21	20,000	18,000
Qwest Communications International, Inc.:
6.7681% 2/15/09 (i)	40,000	40,100
7.5% 2/15/14 (e)	60,000	57,600
7.5% 2/15/14	160,000	154,400
Qwest Corp.:
6.6706% 6/15/13 (e)(i)	90,000	93,825
7.625% 6/15/15 (e)	110,000	113,163
Qwest Services Corp.:
13.5% 12/15/10	20,000	23,000
14% 12/15/14	110,000	133,100
SBC Communications, Inc.:
6.15% 9/15/34	500,000	531,455
6.45% 6/15/34	220,000	242,412
Sprint Capital Corp. 8.375% 3/15/12	600,000	711,574
Telecom Italia Capital:
4.95% 9/30/14 (e)	415,000	406,778
6% 9/30/34 (e)	500,000	507,292
Telefonica de Argentina SA 9.125% 11/7/10	95,000	103,075
Telefonos de Mexico SA de CV 4.75% 1/27/10 (e)	90,000	88,786
Telenet Group Holding NV 0% 6/15/14 (c)(e)	80,000	64,000
TELUS Corp. yankee 7.5% 6/1/07	180,000	189,293
Time Warner Telecom Holdings, Inc. 9.25% 2/15/14 (e)	80,000	81,600
U.S. West Capital Funding, Inc. 6.375% 7/15/08	125,000	122,500
U.S. West Communications 6.875% 9/15/33	165,000	141,900
Verizon Global Funding Corp. 7.25% 12/1/10	360,000	401,070
Verizon New York, Inc. 6.875% 4/1/12	120,000	130,733
		8,479,011
Wireless Telecommunication Services - 0.6%
America Movil SA de CV 4.125% 3/1/09	285,000	276,459
American Tower Corp. 7.5% 5/1/12	105,000	112,088
AT&T Wireless Services, Inc. 7.875% 3/1/11	455,000	521,200
Centennial Communications Corp./Centennial Cellular Operating Co. LLC/Centennial Puerto Rico Operations Corp. 8.125% 2/1/14 (i)	60,000	64,350
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
DirecTV Holdings LLC/DirecTV Financing, Inc.:
6.375% 6/15/15 (e)	$ 30,000	$ 29,925
8.375% 3/15/13	33,000	36,548
Globe Telecom, Inc. 9.75% 4/15/12	30,000	32,625
Inmarsat Finance II PLC 0% 11/15/12 (c)	70,000	56,000
Inmarsat Finance PLC 7.625% 6/30/12	45,438	48,107
Intelsat Ltd.:
6.5% 11/1/13	40,000	32,550
7.625% 4/15/12	20,000	17,800
8.625% 1/15/15 (e)	195,000	208,650
Kyivstar GSM 10.375% 8/17/09 (e)	100,000	111,630
Millicom International Cellular SA 10% 12/1/13	140,000	145,250
Mobile Telesystems Finance SA:
8% 1/28/12 (e)	60,000	61,500
8.375% 10/14/10 (e)	170,000	178,075
Nextel Communications, Inc. 7.375% 8/1/15	150,000	161,250
Nextel Partners, Inc. 8.125% 7/1/11	85,000	92,650
Rogers Communications, Inc.:
6.375% 3/1/14	140,000	142,800
8% 12/15/12	105,000	113,269
9.625% 5/1/11	26,000	30,615
Rural Cellular Corp. 8.25% 3/15/12	60,000	63,600
Telemig Cellular SA/Amazonia Cellular SA 8.75% 1/20/09 (e)	31,000	32,085
Western Wireless Corp. 9.25% 7/15/13	175,000	199,500
		2,768,526
TOTAL TELECOMMUNICATION SERVICES		11,247,537
UTILITIES - 2.4%
Electric Utilities - 1.2%
AES Gener SA 7.5% 3/25/14	70,000	72,275
Cleveland Electric Illuminating Co. 5.65% 12/15/13	300,000	309,783
Duke Capital LLC 6.75% 2/15/32	1,400,000	1,559,447
Exelon Corp.:
4.9% 6/15/15	485,000	475,903
5.625% 6/15/35	90,000	88,598
6.75% 5/1/11	420,000	458,365
FirstEnergy Corp. 6.45% 11/15/11	155,000	166,683
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
UTILITIES - continued
Electric Utilities - continued
MSW Energy Holdings II LLC/MSW Finance Co. II, Inc. 7.375% 9/1/10	$ 40,000	$ 41,600
MSW Energy Holdings LLC/MSW Energy Finance Co., Inc. 8.5% 9/1/10	10,000	10,750
Nevada Power Co.:
5.875% 1/15/15 (e)	40,000	40,700
6.5% 4/15/12	50,000	52,500
Oncor Electric Delivery Co. 6.375% 5/1/12	45,000	48,651
Progress Energy, Inc. 7.1% 3/1/11	950,000	1,043,885
Sierra Pacific Resources 7.803% 6/15/12	40,000	42,800
TECO Energy, Inc. 7% 5/1/12	80,000	86,000
Texas Genco LLC/Texas Genco Financing Corp. 6.875% 12/15/14 (e)	125,000	131,250
TXU Energy Co. LLC 7% 3/15/13	480,000	531,063
		5,160,253
Gas Utilities - 0.0%
Colorado Interstate Gas Co. 5.95% 3/15/15 (e)	60,000	59,550
El Paso Energy Corp. 6.75% 5/15/09	25,000	25,094
Sonat, Inc.:
6.625% 2/1/08	20,000	20,025
6.75% 10/1/07	15,000	15,038
		119,707
Independent Power Producers & Energy Traders - 0.6%
AES Corp.:
8.75% 6/15/08	2,000	2,150
8.75% 5/15/13 (e)	35,000	38,763
8.875% 2/15/11	282,000	312,315
9% 5/15/15 (e)	25,000	27,938
9.375% 9/15/10	7,000	7,875
9.5% 6/1/09	19,000	21,066
Allegheny Energy Supply Co. LLC:
7.8% 3/15/11	170,000	186,150
8.25% 4/15/12 (e)	90,000	101,250
10.25% 11/15/07 (e)	26,657	28,990
13% 11/15/07 (e)(i)	3,339	3,673
Constellation Energy Group, Inc. 7% 4/1/12	1,050,000	1,163,003
NRG Energy, Inc. 8% 12/15/13	172,000	184,040
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
UTILITIES - continued
Independent Power Producers & Energy Traders - continued
Tenaska Alabama Partners LP 7% 6/30/21 (e)	$ 100,000	$ 102,750
TXU Corp. 5.55% 11/15/14 (e)	250,000	243,719
		2,423,682
Multi-Utilities - 0.6%
CMS Energy Corp.:
6.3% 2/1/12	60,000	60,675
8.5% 4/15/11	45,000	50,231
9.875% 10/15/07	135,000	147,825
Dominion Resources, Inc.:
4.75% 12/15/10	535,000	531,322
5.15% 7/15/15	500,000	497,526
5.95% 6/15/35	905,000	924,867
6.25% 6/30/12	270,000	288,619
Utilicorp Canada Finance Corp. 7.75% 6/15/11	105,000	109,463
		2,610,528
TOTAL UTILITIES		10,314,170
TOTAL NONCONVERTIBLE BONDS (Cost $92,844,009)		94,038,947
U.S. Government and Government Agency Obligations - 30.4%

U.S. Government Agency Obligations - 4.0%
Fannie Mae:
3.25% 1/15/08	8,000,000	7,812,344
4.375% 7/17/13	2,205,000	2,143,699
4.625% 5/1/13	5,000,000	4,944,360
Federal Home Loan Bank 3.75% 9/28/06	40,000	39,762
Freddie Mac:
5.25% 11/5/12	280,000	279,761
5.875% 3/21/11	2,095,000	2,221,337
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		17,441,263
U.S. Treasury Inflation Protected Obligations - 4.6%
U.S. Treasury Inflation-Indexed Bonds 2.375% 1/15/25	4,434,805	4,682,155
U.S. Government and Government Agency Obligations - continued
	Principal Amount	Value (Note 1)
U.S. Treasury Inflation Protected Obligations - continued
U.S. Treasury Inflation-Indexed Notes:
0.875% 4/15/10	$ 3,078,570	$ 2,957,553
2% 1/15/14	11,889,069	12,019,436
TOTAL U.S. TREASURY INFLATION PROTECTED OBLIGATIONS		19,659,144
U.S. Treasury Obligations - 21.8%
U.S. Treasury Bonds 6.25% 5/15/30	7,720,000	9,703,677
U.S. Treasury Notes:
3.125% 1/31/07	40,160,000	39,661,094
3.375% 10/15/09	1,000,000	970,273
3.625% 4/30/07	7,808,000	7,757,373
3.625% 6/30/07 (f)	7,111,000	7,059,609
4.25% 8/15/13	10,049,000	10,061,561
4.75% 5/15/14	15,855,000	16,408,688
6.5% 2/15/10	2,170,000	2,378,609
TOTAL U.S. TREASURY OBLIGATIONS		94,000,884
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $131,105,466)		131,101,291
U.S. Government Agency - Mortgage Securities - 25.3%

Fannie Mae - 24.2%
3.463% 4/1/34 (i)	155,188	154,598
3.734% 1/1/35 (i)	81,020	80,197
3.753% 10/1/33 (i)	57,513	56,675
3.786% 12/1/34 (i)	67,601	66,855
3.793% 6/1/34 (i)	269,511	263,211
3.801% 12/1/34 (i)	21,120	20,923
3.828% 1/1/35 (i)	64,725	64,163
3.838% 1/1/35 (i)	160,045	159,402
3.867% 1/1/35 (i)	90,198	89,698
3.913% 12/1/34 (i)	44,713	44,363
3.937% 10/1/34 (i)	60,034	59,588
3.937% 12/1/34 (i)	92,940	92,473
3.963% 1/1/35 (i)	125,373	124,133
3.97% 5/1/33 (i)	15,574	15,481
3.975% 1/1/35 (i)	64,173	63,554
3.981% 12/1/34 (i)	65,505	64,819
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Fannie Mae - continued
4% 8/1/20 (f)	$ 2,895,592	$ 2,792,437
4.008% 12/1/34 (i)	373,367	372,610
4.011% 1/1/35 (i)	43,259	42,826
4.014% 12/1/34 (i)	43,068	42,611
4.023% 2/1/35 (i)	47,859	47,446
4.03% 1/1/35 (i)	23,990	23,874
4.032% 12/1/34 (i)	43,840	43,751
4.045% 5/1/34 (i)	25,362	25,346
4.049% 2/1/35 (i)	45,038	44,699
4.053% 10/1/18 (i)	61,942	61,329
4.054% 1/1/35 (i)	44,950	44,529
4.079% 4/1/33 (i)	18,339	18,311
4.098% 1/1/35 (i)	90,941	91,282
4.104% 2/1/35 (i)	46,625	46,397
4.11% 2/1/35 (i)	46,488	46,325
4.117% 2/1/35 (i)	91,838	91,479
4.118% 1/1/35 (i)	102,744	102,288
4.121% 2/1/35 (i)	183,102	182,253
4.124% 1/1/35 (i)	110,266	110,771
4.137% 1/1/35 (i)	177,027	176,326
4.138% 2/1/35 (i)	112,865	113,284
4.144% 1/1/35 (i)	165,216	165,989
4.15% 11/1/34 (i)	83,645	83,189
4.154% 2/1/35 (i)	93,461	93,188
4.178% 1/1/35 (i)	188,993	190,793
4.183% 1/1/35 (i)	90,084	89,998
4.189% 11/1/34 (i)	34,835	34,773
4.197% 1/1/35 (i)	115,561	114,805
4.232% 3/1/34 (i)	56,248	56,058
4.25% 2/1/35 (i)	72,107	71,699
4.258% 10/1/34 (i)	149,869	150,753
4.293% 3/1/35 (i)	69,874	69,865
4.297% 7/1/34 (i)	57,200	57,342
4.302% 1/1/35 (i)	71,234	70,795
4.306% 8/1/33 (i)	123,209	122,720
4.315% 3/1/33 (i)	31,176	31,109
4.323% 5/1/35 (i)	91,219	91,093
4.332% 12/1/34 (i)	46,562	46,607
4.335% 2/1/35 (i)	45,626	45,509
4.349% 1/1/35 (i)	68,741	68,129
4.351% 1/1/35 (i)	70,501	70,245
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Fannie Mae - continued
4.367% 2/1/34 (i)	$ 150,340	$ 149,954
4.372% 4/1/35 (i)	47,281	47,200
4.401% 2/1/35 (i)	95,631	94,944
4.409% 5/1/35 (i)	183,454	183,539
4.451% 6/1/33 (i)	46,276	45,765
4.455% 3/1/35 (i)	73,725	73,083
4.467% 10/1/34 (i)	325,088	325,221
4.479% 4/1/34 (i)	114,089	114,254
4.489% 8/1/34 (i)	201,750	201,656
4.5% 5/1/18 to 4/1/35	22,521,980	21,921,930
4.5% 8/1/20 (f)	3,000,000	2,950,313
4.5% 3/1/35 (i)	194,189	193,523
4.508% 1/1/35 (i)	108,887	109,522
4.528% 12/1/34 (i)	437,452	435,753
4.529% 3/1/35 (i)	170,779	170,085
4.538% 8/1/34 (i)	112,544	113,173
4.554% 7/1/35 (i)	225,000	225,105
4.564% 2/1/35 (i)	429,539	430,042
4.57% 2/1/35 (i)	63,371	63,565
4.604% 1/1/33 (i)	349,267	350,263
4.619% 2/1/35 (i)	183,580	182,913
4.645% 2/1/35 (i)	64,103	64,462
4.649% 11/1/34 (i)	220,719	221,205
4.687% 11/1/34 (i)	204,340	204,606
4.714% 3/1/35 (i)	521,050	523,150
4.74% 7/1/34 (i)	198,906	197,588
4.741% 3/1/35 (i)	94,718	94,718
4.823% 12/1/34 (i)	184,753	185,403
4.847% 12/1/34 (i)	67,829	68,031
4.898% 10/1/34 (i)	142,962	143,698
5% 3/1/35 to 8/1/35	20,610,101	20,304,630
5% 8/1/35 (f)	9,875,320	9,724,104
5.123% 2/1/35 (i)	544,160	543,205
5.137% 5/1/35 (i)	93,312	93,440
5.204% 6/1/35 (i)	321,987	326,202
5.366% 12/1/32 (i)	91,997	93,032
5.5% 11/1/16 to 10/1/34	5,196,795	5,234,994
5.5% 8/1/35 (f)	18,607,798	18,712,467
5.817% 5/1/35 (i)	435,730	440,363
6% 7/1/08 to 3/1/33	8,513,123	8,757,925
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Fannie Mae - continued
6.5% 6/1/09 to 1/1/33	$ 2,320,425	$ 2,407,535
7% 9/1/25 to 8/1/29	301,767	318,457
TOTAL FANNIE MAE		104,705,984
Freddie Mac - 1.0%
4.106% 12/1/34 (i)	65,639	65,241
4.13% 12/1/34 (i)	109,099	108,600
4.223% 1/1/35 (i)	280,789	279,777
4.287% 1/1/35 (i)	255,358	255,371
4.3% 5/1/35 (i)	168,933	168,068
4.311% 12/1/34 (i)	94,658	94,086
4.312% 3/1/35 (i)	90,473	90,187
4.368% 3/1/35 (i)	123,047	121,663
4.4% 2/1/35 (i)	170,490	168,625
4.404% 2/1/35 (i)	191,748	191,238
4.446% 3/1/35 (i)	73,623	72,777
4.449% 2/1/34 (i)	100,426	100,004
4.49% 3/1/35 (i)	242,950	240,824
4.497% 6/1/35 (i)	98,241	98,169
4.498% 3/1/35 (i)	610,000	605,997
4.504% 3/1/35 (i)	98,043	97,078
4.565% 2/1/35 (i)	141,902	142,091
5.036% 4/1/35 (i)	525,511	528,708
5.223% 8/1/33 (i)	40,373	41,246
6% 5/1/33	814,667	833,767
TOTAL FREDDIE MAC		4,303,517
Government National Mortgage Association - 0.1%
7% 7/15/31 to 12/15/32	242,236	255,890
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $110,321,879)		109,265,391
Asset-Backed Securities - 3.2%

ACE Securities Corp.:
Series 2003-FM1 Class M2, 5.31% 11/25/32 (i)	40,000	40,471
Series 2004-HE1:
Class M1, 3.96% 2/25/34 (i)	125,000	125,044
Class M2, 4.56% 2/25/34 (i)	125,000	125,063
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
ACE Securities Corp.: - continued
Series 2005-SD1 Class A1, 3.86% 11/25/50 (i)	$ 141,526	$ 141,700
American Express Credit Account Master Trust Series 2004-C Class C, 3.8881% 2/15/12 (e)(i)	1,559,117	1,563,718
AmeriCredit Automobile Receivables Trust Series 2004-1 Class D, 5.07% 7/6/10	290,000	289,544
Ameriquest Mortgage Securities, Inc. Series 2004-R2:
Class M1, 3.89% 4/25/34 (i)	65,000	64,997
Class M2, 3.94% 4/25/34 (i)	50,000	49,998
Asset Backed Securities Corp. Home Equity Loan Trust:
Series 2003-HE2 Class A2, 3.7681% 4/15/33 (i)	7,890	7,894
Series 2003-HE7 Class A3, 3.7481% 12/15/33 (i)	75,119	75,396
Series 2004-HE2 Class M1, 4.01% 4/25/34 (i)	375,000	375,666
Bank One Issuance Trust:
Series 2002-C1 Class C1, 4.3481% 12/15/09 (i)	425,000	429,552
Series 2004-B2 Class B2, 4.37% 4/15/12	900,000	890,715
Capital One Multi-Asset Execution Trust:
Series 2003-B1 Class B1, 4.5581% 2/17/09 (i)	120,000	120,751
Series 2003-B2 Class B2, 3.5% 2/17/09	60,000	59,651
Series 2003-B4 Class B4, 4.1881% 7/15/11 (i)	90,000	91,451
Series 2004-6 Class B, 4.15% 7/16/12	570,000	559,157
CDC Mortgage Capital Trust Series 2003-HE2 Class M2, 5.36% 10/25/33 (i)	30,000	30,526
Chase Credit Card Master Trust Series 2003-6 Class B, 3.7381% 2/15/11 (i)	230,000	231,735
Chase Credit Card Owner Trust Series 2004-1 Class B, 3.5881% 5/15/09 (i)	220,000	219,957
Citibank Credit Card Issuance Trust:
Series 2000-C2 Class C2, 4.2488% 10/15/07 (i)	1,000,000	1,000,649
Series 2003-C1 Class C1, 4.65% 4/7/10 (i)	305,000	311,297
Countrywide Home Loans, Inc.:
Series 2004-2 Class M1, 3.96% 5/25/34 (i)	275,000	275,355
Series 2004-3 Class M1, 3.96% 6/25/34 (i)	75,000	75,069
Series 2005-1:
Class MV1, 3.86% 7/25/35 (i)	185,000	184,718
Class MV2, 3.9% 7/25/35 (i)	220,000	219,366
Class MV3, 3.94% 7/25/35 (i)	90,000	89,870
Crown Castle Towers LLC/Crown Atlantic Holdings Sub LLC/Crown Communication, Inc. Series 2005-1:
Class B, 4.878% 6/15/35 (e)	309,000	311,474
Class C, 5.074% 6/15/35 (e)	281,000	282,405
First Franklin Mortgage Loan Trust Series 2004-FF2:
Class M3, 4.01% 3/25/34 (i)	25,000	25,044
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
First Franklin Mortgage Loan Trust Series 2004-FF2: - continued
Class M4, 4.36% 3/25/34 (i)	$ 25,000	$ 25,221
Fremont Home Loan Trust Series 2004-A:
Class M1, 4.01% 1/25/34 (i)	225,000	225,144
Class M2, 4.61% 1/25/34 (i)	275,000	278,153
GSAMP Trust Series 2004-FM2 Class M1, 3.96% 1/25/34 (i)	250,000	249,989
HFC Home Equity Loan Asset Backed Certificates Series 2005-2:
Class M1, 3.97% 1/20/34 (i)	185,000	185,000
Class M2, 4% 1/20/34 (i)	140,000	140,000
Home Equity Asset Trust:
Series 2003-2:
Class A2, 3.84% 8/25/33 (i)	2,448	2,457
Class M1, 4.34% 8/25/33 (i)	25,000	25,271
Series 2003-4:
Class M1, 4.26% 10/25/33 (i)	40,000	40,297
Class M2, 5.36% 10/25/33 (i)	45,000	45,591
Series 2004-3 Class M2, 4.66% 8/25/34 (i)	120,000	122,039
Long Beach Mortgage Loan Trust Series 2003-3 Class M2, 5.31% 7/25/33 (i)	45,000	45,879
MBNA Credit Card Master Note Trust:
Series 2003-B2 Class B2, 3.7781% 10/15/10 (i)	80,000	80,814
Series 2003-B3 Class B3, 3.7631% 1/18/11 (i)	285,000	286,352
Series 2003-B5 Class B5, 3.7581% 2/15/11 (i)	240,000	241,854
Meritage Mortgage Loan Trust Series 2004-1:
Class M1, 3.96% 7/25/34 (i)	100,000	99,996
Class M2, 4.01% 7/25/34 (i)	25,000	24,999
Class M3, 4.41% 7/25/34 (i)	50,000	49,998
Class M4, 4.56% 7/25/34 (i)	25,000	24,999
Morgan Stanley ABS Capital I, Inc.:
Series 2002-HE3 Class M1, 4.56% 12/27/32 (i)	90,000	91,161
Series 2003-NC8 Class M1, 4.16% 9/25/33 (i)	35,000	35,201
Morgan Stanley Dean Witter Capital I Trust:
Series 2001-NC4 Class M1, 4.46% 1/25/32 (i)	39,060	39,202
Series 2002-NC1 Class M1, 4.26% 2/25/32 (e)(i)	138,907	140,074
Series 2002-NC3 Class M1, 4.18% 8/25/32 (i)	75,000	75,576
Series 2003-NC2 Class M2, 5.46% 2/25/33 (i)	40,000	40,634
National Collegiate Funding LLC Series 2004-GT1 Class IO1, 7.87% 6/25/10 (e)(i)(l)	455,000	153,787
National Collegiate Student Loan Trust Series 2005-GT1 Class AIO, 6.75% 12/25/09 (l)	250,000	67,324
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
New Century Home Equity Loan Trust Series 2003-2 Class A2, 3.89% 1/25/33 (i)	$ 3,422	$ 3,423
NovaStar Home Equity Loan Series 2004-1:
Class M1, 3.91% 6/25/34 (i)	75,000	75,063
Class M4, 4.435% 6/25/34 (i)	125,000	125,213
Park Place Securities, Inc. Series 2005-WCH1:
Class M2, 3.98% 1/25/35 (i)	225,000	224,544
Class M4, 4.29% 1/25/35 (i)	750,000	750,878
Sears Credit Account Master Trust II Series 2002-4 Class A, 3.5181% 8/18/09 (i)	100,000	99,999
SLM Private Credit Student Loan Trust Series 2004-A Class C, 3.96% 6/15/33 (i)	260,000	265,580
Volkswagen Auto Lease Trust Series 2005-A Class A4, 3.94% 10/20/10	970,000	959,829
WFS Financial Owner Trust Series 2004-3 Class D, 4.07% 2/17/12	284,404	282,142
TOTAL ASSET-BACKED SECURITIES (Cost $13,893,498)		13,891,916
Collateralized Mortgage Obligations - 3.6%

Private Sponsor - 3.3%
Adjustable Rate Mortgage Trust floater:
Series 2005-1 Class 5A2, 3.79% 5/25/35 (i)	333,915	334,126
Series 2005-2 Class 6A2, 3.74% 6/25/35 (i)	161,688	161,793
Bank of America Mortgage Securities, Inc.:
Series 2003-K:
Class 1A1, 3.3521% 12/25/33 (i)	168,036	166,513
Class 2A1, 4.1867% 12/25/33 (i)	298,300	294,569
Series 2004-B:
Class 1A1, 3.4262% 3/25/34 (i)	664,848	656,626
Class 2A2, 4.1351% 3/25/34 (i)	204,630	200,155
Series 2004-C Class 1A1, 3.3726% 4/25/34 (i)	383,241	378,537
Series 2004-D:
Class 1A1, 3.5597% 5/25/34 (i)	448,999	444,076
Class 2A2, 4.2101% 5/25/34 (i)	585,166	576,845
Series 2004-G Class 2A7, 4.6058% 8/25/34 (i)	621,572	619,487
Series 2004-H Class 2A1, 4.5133% 9/25/34 (i)	552,389	547,078
Bear Stearns Alt-A Trust floater Series 2005-1 Class A1, 3.74% 1/25/35 (i)	645,482	645,482
CS First Boston Mortgage Securities Corp. floater:
Series 2004-AR3 Class 6A2, 3.83% 4/25/34 (i)	115,778	115,881
Collateralized Mortgage Obligations - continued
	Principal Amount	Value (Note 1)
Private Sponsor - continued
CS First Boston Mortgage Securities Corp. floater: - continued
Series 2004-AR6 Class 9A2, 3.83% 10/25/34 (i)	$ 213,174	$ 213,302
Granite Mortgages PLC floater Series 2004-2 Class 1C, 4.13% 6/20/44 (i)	194,632	195,032
Lehman Structured Securities Corp. floater Series 2005-1 Class A2, 3.67% 9/26/45 (e)(i)	743,244	743,244
Master Alternative Loan Trust Series 2004-3 Class 3A1, 6% 4/25/34	76,015	76,870
Master Asset Securitization Trust Series 2004-9 Class 7A1, 6.3188% 5/25/17 (i)	481,596	486,800
Master Seasoned Securitization Trust Series 2004-1 Class 1A1, 6.2437% 8/25/17 (i)	371,110	379,522
Merrill Lynch Mortgage Investors, Inc.:
floater Series 2005-B Class A2, 3.75% 6/25/30 (i)	629,385	629,385
Series 2003-E Class XA1, 1% 10/25/28 (i)(l)	1,302,816	15,846
Series 2003-G Class XA1, 1% 1/25/29 (l)	1,833,562	23,767
Series 2003-H Class XA1, 1% 1/25/29 (e)(l)	1,474,148	19,285
Opteum Mortgage Acceptance Corp. floater Series 2005-3 Class APT, 3.75% 6/25/35 (i)	367,832	368,047
Residential Asset Mortgage Products, Inc. sequential pay:
Series 2003-SL1 Class A31, 7.125% 4/25/31	518,998	528,368
Series 2004-SL2 Class A1, 6.5% 10/25/16	71,407	72,543
Residential Finance LP/Residential Finance Development Corp. floater:
Series 2003-CB1:
Class B3, 4.8% 6/10/35 (e)(i)	43,397	44,156
Class B4, 5% 6/10/35 (e)(i)	38,575	39,298
Class B5, 5.6% 6/10/35 (e)(i)	28,931	29,546
Class B6, 6.1% 6/10/35 (e)(i)	14,466	14,773
Series 2004-B:
Class B4, 4.45% 2/10/36 (e)(i)	98,295	99,770
Class B5, 4.9% 2/10/36 (e)(i)	98,295	100,015
Class B6, 5.35% 2/10/36 (e)(i)	98,295	100,138
Series 2004-C:
Class B4, 4.3% 9/10/36 (i)	98,887	100,123
Class B5, 4.7% 9/10/36 (i)	98,887	100,000
Class B6, 5.1% 9/10/36 (i)	98,887	100,370
Sequoia Mortgage Funding Trust Series 2003-A Class AX1, 0.8% 10/21/08 (e)(l)	3,273,870	24,731
Sequoia Mortgage Trust floater Series 2005-2 Class A2, 3.36% 3/20/35 (i)	549,984	549,984
Collateralized Mortgage Obligations - continued
	Principal Amount	Value (Note 1)
Private Sponsor - continued
Structured Adjustable Rate Mortgage Loan Trust floater Series 2001-14 Class A1, 3.77% 7/25/35 (i)	$ 1,163,940	$ 1,163,940
Washington Mutual Mortgage Securities Corp. sequential pay:
Series 2003-MS9 Class 2A1, 7.5% 12/25/33	59,087	61,232
Series 2004-RA2 Class 2A, 7% 7/25/33	121,414	124,065
Wells Fargo Mortgage Backed Securities Trust:
Series 2004-T Class A1, 3.4526% 9/25/34 (i)	581,105	578,530
Series 2005-AR10 Class 2A2, 4.111% 6/25/35 (i)	952,333	939,034
Series 2005-AR12 Class 2A6, 4.322% 7/25/35 (i)	906,327	894,687
Series 2005-AR9 Class 2A1, 4.3621% 5/25/35 (i)	395,715	392,917
TOTAL PRIVATE SPONSOR		14,350,488
U.S. Government Agency - 0.3%
Fannie Mae guaranteed REMIC pass thru certificates planned amortization class Series 2004-81 Class KD, 4.5% 4/25/17	1,050,000	1,036,840
Freddie Mac Multi-class participation certificates guaranteed sequential pay Series 2750 Class ZT, 5% 2/15/34	391,734	359,862
Ginnie Mae guaranteed Multi-family pass thru securities sequential pay Series 2002-35 Class C, 5.8918% 10/16/23 (i)	25,000	25,921
Ginnie Mae guaranteed REMIC pass thru securities planned amortization class Series 2003-75 Class LI, 5.5% 10/20/21 (l)	503,202	230
TOTAL U.S. GOVERNMENT AGENCY		1,422,853
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $15,858,005)		15,773,341
Commercial Mortgage Securities - 2.5%

Banc of America Large Loan, Inc. floater:
Series 2003-BBA2:
Class C, 3.8581% 11/15/15 (e)(i)	50,000	50,183
Class D, 3.9381% 11/15/15 (e)(i)	80,000	80,456
Class F, 4.2881% 11/15/15 (e)(i)	60,000	60,421
Class H, 4.7881% 11/15/15 (e)(i)	50,000	50,297
Class J, 5.3381% 11/15/15 (e)(i)	55,000	55,330
Class K, 5.82% 11/15/15 (e)(i)	50,000	49,684
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Banc of America Large Loan, Inc. floater: - continued
Series 2005-BOCA:
Class D, 3.7181% 12/15/16 (e)(i)	$ 110,000	$ 110,055
Class E, 3.8081% 12/15/16 (e)(i)	100,000	100,077
Class F, 3.8881% 12/15/16 (e)(i)	110,000	110,100
Class H, 4.3381% 12/15/16 (e)(i)	120,000	119,816
Class K, 4.7381% 12/15/16 (e)(i)	105,000	104,868
Bayview Commercial Asset Trust:
floater:
Series 2004-1 Class A, 3.82% 4/25/34 (e)(i)	332,648	333,233
Series 2004-2 Class A, 3.89% 8/25/34 (e)(i)	357,944	359,705
Series 2004-3:
Class A1, 3.83% 1/25/35 (e)(i)	333,894	335,063
Class A2, 3.88% 1/25/35 (e)(i)	47,699	47,867
Class M1, 3.96% 1/25/35 (e)(i)	47,699	47,764
Class M2, 4.46% 1/25/35 (e)(i)	47,699	47,983
Series 2004-1 Class IO, 1.25% 4/25/34 (e)(l)	3,635,356	213,130
Bear Stearns Commercial Mortgage Securities, Inc.:
sequential pay Series 2004-ESA Class A3, 4.741% 5/14/16 (e)	180,000	180,489
Series 2004-ESA:
Class B, 4.888% 5/14/16 (e)	325,000	327,429
Class C, 4.937% 5/14/16 (e)	205,000	206,951
Class D, 4.986% 5/14/16 (e)	75,000	75,483
Class E, 5.064% 5/14/16 (e)	230,000	231,631
Class F, 5.182% 5/14/16 (e)	55,000	55,483
COMM floater Series 2002-FL7 Class D, 3.9581% 11/15/14 (e)(i)	125,000	125,054
Commercial Mortgage pass thru certificates floater Series 2004-CNL:
Class B, 3.7881% 9/15/14 (e)(i)	105,000	105,042
Class D, 4.0281% 9/15/14 (e)(i)	30,000	30,009
Class E, 4.0881% 9/15/14 (e)(i)	45,000	45,033
Class F, 4.1881% 9/15/14 (e)(i)	35,000	35,020
Class G, 4.3681% 9/15/14 (e)(i)	80,000	80,032
Class H, 4.4681% 9/15/14 (e)(i)	85,000	85,034
Class J, 4.9881% 9/15/14 (e)(i)	30,000	30,095
Class K, 5.3881% 9/15/14 (e)(i)	45,000	45,093
Class L, 5.5881% 9/15/14 (e)(i)	35,000	34,983
CS First Boston Mortgage Securities Corp.:
sequential pay:
Series 1997-C2 Class A2, 6.52% 1/17/35	30,736	30,982
Series 2004-C1 Class A4, 4.75% 1/15/37	695,000	686,789
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
CS First Boston Mortgage Securities Corp.: - continued
Series 2003-TFLA Class G, 3.7357% 4/15/13 (e)(i)	$ 22,400	$ 22,331
Fannie Mae sequential pay Series 1999-10 Class MZ, 6.5% 9/17/38	757,908	818,204
Ginnie Mae guaranteed REMIC pass thru securities:
sequential pay:
Series 2003-22 Class B, 3.963% 5/16/32	60,000	57,909
Series 2003-36 Class C, 4.254% 2/16/31	55,000	53,609
Series 2003-47 Class C, 4.227% 10/16/27	105,000	103,082
Series 2003-59 Class D, 3.654% 10/16/27	115,000	108,543
Series 2003-47 Class XA, 0.1927% 6/16/43 (i)(l)	5,638,415	265,400
GS Mortgage Securities Corp. II sequential pay:
Series 2001-LIBA Class A2, 6.615% 2/14/16 (e)	385,000	420,722
Series 2003-C1 Class A2A, 3.59% 1/10/40	65,000	63,719
Hilton Hotel Pool Trust Series 2000-HLTA Class D, 7.555% 10/3/15 (e)	370,000	403,297
Host Marriot Pool Trust sequential pay Series 1999-HMTA Class D, 7.97% 8/3/15 (e)	110,000	119,163
Leafs CMBS I Ltd./Leafs CMBS I Corp. Series 2002-1A Class C, 4.13% 11/20/37 (e)	200,000	180,420
Morgan Stanley Capital I, Inc. Series 2005-IQ9 Class X2, 1.2036% 7/15/56 (e)(i)(l)	3,920,000	199,369
Mortgage Capital Funding, Inc. sequential pay Series 1998-MC2 Class A2, 6.423% 6/18/30	319,331	332,253
Trizechahn Office Properties Trust Series 2001-TZHA:
Class C3, 6.522% 3/15/13 (e)	25,000	25,720
Class C4, 6.893% 5/15/16 (e)	500,000	547,173
Class E3, 7.253% 3/15/13 (e)	235,000	243,947
Wachovia Bank Commercial Mortgage Trust:
sequential pay Series 2003-C8 Class A3, 4.445% 11/15/35	785,000	773,341
Series 2004-C15:
Class 180A, 5.5782% 10/15/41 (e)(i)	1,000,000	984,198
Class 180B, 5.5782% 10/15/41 (e)(i)	500,000	492,099
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $11,297,120)		10,901,163
Foreign Government and Government Agency Obligations - 2.5%

Argentine Republic:
3% 4/30/13 (i)	90,000	73,224
3.01% 8/3/12 (i)	400,000	312,600
Foreign Government and Government Agency Obligations - continued
	Principal Amount	Value (Note 1)
Argentine Republic: - continued
discount 8.28% (with partial capitalization through 12/31/2013) 12/31/33 unit (j)	$ 215,346	$ 208,024
par 1.33% 12/31/38 unit (d)(j)	50,116	17,942
Brazilian Federative Republic:
Brady:
debt conversion bond 4.3125% 4/15/12 (i)	131,766	127,484
par Z-L 6% 4/15/24	265,000	251,088
8% 1/15/18	514,000	521,068
10.5% 7/14/14	125,000	145,250
11% 1/11/12	60,000	70,800
11% 8/17/40	470,000	552,250
12.25% 3/6/30	105,000	137,025
12.75% 1/15/20	75,000	99,675
14.5% 10/15/09	75,000	96,488
Central Bank of Nigeria promissory note 5.092% 1/5/10	113,447	108,728
Chilean Republic 7.125% 1/11/12	1,250,000	1,406,625
Colombian Republic:
10.75% 1/15/13	150,000	179,250
11.75% 2/25/20	80,000	103,600
Dominican Republic:
Brady 3.9425% 8/30/09 (i)	116,248	112,761
4.375% 8/30/24 (i)	250,000	231,250
Ecuador Republic:
8% 8/15/30 (Reg. S) (d)	45,000	38,700
12% 11/15/12 (Reg. S)	45,000	44,213
euro par 5% 2/28/25	15,000	10,875
Indonesian Republic 7.25% 4/20/15 (e)	30,000	30,300
Israeli State 4.625% 6/15/13	20,000	19,363
Korean Republic 4.875% 9/22/14	195,000	193,585
Lebanese Republic:
6.77% 11/30/09 (e)(i)	70,000	70,175
6.77% 11/30/09 (i)	235,000	235,588
Panamanian Republic Brady discount 4.6875% 7/17/26 (i)	25,000	23,375
Peruvian Republic:
7.35% 7/21/25	100,000	99,750
9.125% 2/21/12	75,000	88,688
9.875% 2/6/15	45,000	55,800
Foreign Government and Government Agency Obligations - continued
	Principal Amount	Value (Note 1)
Philippine Republic:
Brady principal collateralized interest reduction bond 6.5% 12/1/17	$ 120,000	$ 119,400
8.375% 2/15/11	360,000	370,350
9% 2/15/13	100,000	105,000
9.875% 1/15/19	90,000	96,863
10.625% 3/16/25	95,000	105,213
Republic of Serbia 3.75% 11/1/24 (d)(e)	50,000	43,063
Russian Federation:
5% 3/31/30 (Reg. S) (d)	762,000	845,344
11% 7/24/18 (Reg. S)	35,000	51,888
12.75% 6/24/28 (Reg. S)	120,000	215,850
euro 10% 6/26/07	60,000	65,550
Turkish Republic:
11% 1/14/13	230,000	290,375
11.5% 1/23/12	25,000	31,688
11.75% 6/15/10	305,000	378,200
11.875% 1/15/30	100,000	142,500
Ukraine Government:
6.365% 8/5/09 (i)	200,000	216,800
7.65% 6/11/13 (Reg. S)	100,000	110,000
United Mexican States:
4.625% 10/8/08	70,000	69,615
5.875% 1/15/14	85,000	86,998
6.75% 9/27/34	170,000	179,180
7.5% 1/14/12	100,000	111,700
Uruguay Republic 7.25% 2/15/11	60,000	61,200
Venezuelan Republic:
Discount A, 4.25% 3/31/20 (i)	250,000	246,875
4.64% 4/20/11 (i)	80,000	74,200
5.375% 8/7/10	105,000	98,490
9.25% 9/15/27	90,000	93,825
10.75% 9/19/13	240,000	279,120
13.625% 8/15/18	93,000	125,085
euro Brady par W-B 6.75% 3/31/20	250,000	250,000
Vietnamese Socialist Republic Brady par 3.75% 3/12/28 (d)	90,000	67,275
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $9,844,940)		10,597,191
Common Stocks - 0.0%
	Shares	Value (Note 1)
CONSUMER STAPLES - 0.0%
Personal Products - 0.0%
Revlon, Inc. Class A (sub. vtg.) (a)	18,648	$ 69,744
TOTAL COMMON STOCKS (Cost $36,503)		69,744
Sovereign Loan Participations - 0.0%
	Principal Amount
Indonesian Republic loan participation:
- Credit Suisse First Boston 4.375% 3/28/13 (i)	$ 117,509	109,871
- Deutsche Bank 4.375% 3/28/13 (i)	13,831	12,932
TOTAL SOVEREIGN LOAN PARTICIPATIONS (Cost $113,638)		122,803
Fixed-Income Funds - 12.5%
	Shares
Fidelity Ultra-Short Central Fund (k) (Cost $53,999,944)	542,844	54,002,121
Cash Equivalents - 6.9%
	Maturity Amount
Investments in repurchase agreements (Collateralized by U.S. Government Obligations, in a joint trading account at 3.32%, dated 7/29/05 due 8/1/05) (Cost $29,592,000)	$ 29,600,176	29,592,000
TOTAL INVESTMENT PORTFOLIO - 108.7% (Cost $468,907,002)		469,355,908
NET OTHER ASSETS - (8.7)%		(37,597,242)
NET ASSETS - 100%		$ 431,758,666
Swap Agreements
	Expiration Date	Notional Amount	Value
Credit Default Swap

Receive quarterly a fixed rate of .4% multiplied by the notional amount and pay to Merrill Lynch, Inc., upon each default event of one of the issues of Dow Jones CDX N.A. Investment Grade 4, par value of the proportional notional amount (h)

	June 2010	$ 4,500,000	$ (18,576)
Receive quarterly a fixed rate of .5% multiplied by the notional amount and pay to Merrill Lynch, Inc., upon each default event of one of the issues of Dow Jones CDX N.A. Investment Grade 3, par value of the proportional notional amount (g)	March 2010	1,250,000	951
Receive quarterly a fixed rate of .65% multiplied by the notional amount and pay to Merrill Lynch, Inc., upon each default event of one of the issues of Dow Jones CDX N.A. Investment Grade 4, par value of the proportional notional amount (h)	June 2015	12,500,000	(85,880)
Receive quarterly a fixed rate of .7% multiplied by the notional amount and pay to Deutsche Bank, upon each default event of one of the issues of Dow Jones CDX N.A. Investment Grade 3, par value of the proportional notional amount (g)	March 2015	1,250,000	(2,759)
Receive quarterly notional amount multiplied by .35% and pay Goldman Sachs upon default event of Southern California Edison Co., par value of the notional amount of Southern California Edison Co. 7.625% 1/15/10	Sept. 2010	400,000	(157)
Receive quarterly notional amount multiplied by .42% and pay Morgan Stanley, Inc. upon default event of Sempra Energy, par value of the notional amount of Sempra Energy 6% 2/1/13	Sept. 2010	600,000	98
Receive quarterly notional amount multiplied by .48% and pay JPMorgan Chase, Inc. upon default event of Fannie Mae, par value of the notional amount of Fannie Mae 4.625% 5/1/13	June 2010	1,000,000	9,039
TOTAL CREDIT DEFAULT SWAP		21,500,000	(97,284)
Swap Agreements - continued
	Expiration Date	Notional Amount	Value
Interest Rate Swap
Receive quarterly a fixed rate equal to 4.3875% and pay quarterly a floating rate based on 3-month LIBOR with Credit Suisse First Boston	March 2010	$ 1,250,000	$ (4,655)
Receive quarterly a fixed rate equal to 4.774% and pay quarterly a floating rate based on 3-month LIBOR with Credit Suisse First Boston	March 2015	1,250,000	11,777
Receive quarterly a fixed rate equal to 4.898% and pay quarterly a floating rate based on 3-month LIBOR with Lehman Brothers, Inc.	July 2014	1,135,000	19,725
TOTAL INTEREST RATE SWAP		3,635,000	26,847
Total Return Swap
Receive monthly a return equal to Banc of America Securities LLC AAA 10 Yr Commercial Mortgage Backed Securities Daily Index and pay monthly a floating rate based on 1-month LIBOR minus 40 basis points with Bank of America	March 2006	1,000,000	(16,398)
Receive monthly a return equal to Lehman Brothers CMBS AAA 8.5+ Index and pay monthly a floating rate based on 1-month LIBOR minus 20 basis points with Citibank	Oct. 2005	1,000,000	(24,809)
Receive monthly a return equal to Lehman Brothers CMBS U.S. Aggregate Index and pay monthly a floating rate based on 1-month LIBOR minus 10 basis points with Citibank	Oct. 2005	355,000	(5,703)
Receive monthly a return equal to Lehman Brothers CMBS U.S. Aggregate Index and pay monthly a floating rate based on 1-month LIBOR minus 20 basis points with Lehman Brothers, Inc.	March 2006	145,000	(2,279)
Receive monthly a return equal to Lehman Brothers Commercial Mortgage Backed Securities AAA Daily Index and pay monthly a floating rate based on 1-month LIBOR minus 25 basis points with Bank of America	Dec. 2005	600,000	(9,628)
Swap Agreements - continued
	Expiration Date	Notional Amount	Value
Total Return Swap - continued

Receive monthly a return equal to Banc of America Securities LLC AAA 10yr Commercial Mortgage Backed Securities Daily Index and pay monthly a floating rate based on 1-month LIBOR minus 20 basis points with Bank of America

	July 2006	$ 1,000,000	$ (8,117)
Receive quarterly a return equal to Banc of America Securities LLC AAA 10 Yr Commercial Mortgage Backed Securities Daily Index and pay quarterly a floating rate based on 3-month LIBOR minus 40 basis points with Bank of America	Nov. 2005	2,000,000	(7,836)
TOTAL TOTAL RETURN SWAP		6,100,000	(74,770)
		$ 31,235,000	$ (145,207)
Legend
(a) Non-income producing
(b) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(c) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(d) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $28,129,389 or 6.5% of net assets.

(f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(g) Dow Jones CDX N.A. Investment Grade 3 is a tradable index of credit default swaps on investment grade debt of U.S. companies.
(h) Dow Jones CDX N.A. Investment Grade 4 is a tradable index of credit default swaps on investment grade debt of U.S. companies.
(i) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(j) Includes attached Argentine Republic Gross Domestic Product-Linked Securities, expiring 12/15/35.

(k) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete listing of the fixed-income central fund's holdings is provided at the end of this report.

(l) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2005

Assets
Investment in securities, at value (including repurchase agreements of $29,592,000) (cost $468,907,002) - See accompanying schedule		$ 469,355,908
Cash		764
Receivable for investments sold		960,923
Receivable for fund shares sold		1,454,556
Interest receivable		3,810,371
Other receivables		58,931
Total assets		475,641,453

Liabilities
Payable for investments purchased Regular delivery	$ 1,339,322
Delayed delivery	41,984,448
Payable for fund shares redeemed	121,900
Distributions payable	60,328
Swap agreements, at value	145,207
Accrued management fee	115,609
Distribution fees payable	3,606
Other affiliated payables	75,644
Other payables and accrued expenses	36,723
Total liabilities		43,882,787

Net Assets		$ 431,758,666
Net Assets consist of:
Paid in capital		$ 428,201,146
Undistributed net investment income		539,146
Accumulated undistributed net realized gain (loss) on investments		2,397,425
Net unrealized appreciation (depreciation) on investments		620,949
Net Assets		$ 431,758,666

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

July 31, 2005

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($2,974,166 ÷ 281,429 shares)	$ 10.57

Maximum offering price per share (100/95.25 of $10.57)	$ 11.10
Class T: Net Asset Value and redemption price per share ($5,738,901 ÷ 543,558 shares)	$ 10.56

Maximum offering price per share (100/96.50 of $10.56)	$ 10.94
Class B: Net Asset Value and offering price per share ($2,029,025 ÷ 191,971 shares)A	$ 10.57

Class C: Net Asset Value and offering price per share ($677,191 ÷ 64,087 shares)A	$ 10.57

Total Bond: Net Asset Value, offering price and redemption price per share ($420,225,271 ÷ 39,761,938 shares)	$ 10.57

Institutional Class: Net Asset Value, offering price and redemption price per share ($114,112 ÷ 10,800 shares)	$ 10.57

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2005

Investment Income
Interest		$ 17,207,680

Expenses
Management fee	$ 1,558,348
Transfer agent fees	605,385
Distribution fees	21,368
Accounting fees and expenses	141,817
Fund wide operations fee	18,469
Independent trustees' compensation	1,960
Custodian fees and expenses	10,598
Registration fees	75,839
Audit	44,183
Legal	2,958
Miscellaneous	2,731
Total expenses before reductions	2,483,656
Expense reductions	(119,592)	2,364,064
Net investment income		14,843,616
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	3,976,436
Swap agreements	452,719
Total net realized gain (loss)		4,429,155
Change in net unrealized appreciation (depreciation) on: Investment securities	1,793,084
Swap agreements	72,263
Total change in net unrealized appreciation (depreciation)		1,865,347
Net gain (loss)		6,294,502
Net increase (decrease) in net assets resulting from operations		$ 21,138,118

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2005	Year ended July 31, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 14,843,616	$ 8,771,927
Net realized gain (loss)	4,429,155	937,699
Change in net unrealized appreciation (depreciation)	1,865,347	707,007
Net increase (decrease) in net assets resulting from operations	21,138,118	10,416,633
Distributions to shareholders from net investment income	(14,221,483)	(8,644,971)
Distributions to shareholders from net realized gain	(3,063,178)	(461,703)
Total distributions	(17,284,661)	(9,106,674)
Share transactions - net increase (decrease)	53,654,454	292,125,223
Total increase (decrease) in net assets	57,507,911	293,435,182

Net Assets
Beginning of period	374,250,755	80,815,573
End of period (including undistributed net investment income of $539,146 and undistributed net investment income of $79,241, respectively)	$ 431,758,666	$ 374,250,755

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2005	2004F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.46	$ 10.31
Income from Investment Operations
Net investment incomeE	.387	.046
Net realized and unrealized gain (loss)	.183	.145
Total from investment operations	.570	.191
Distributions from net investment income	(.370)	(.041)
Distributions from net realized gain	(.090)	-
Total distributions	(.460)	(.041)
Net asset value, end of period	$ 10.57	$ 10.46
Total ReturnB,C,D	5.52%	1.85%
Ratios to Average Net AssetsG
Expenses before expense reductions	.96%	.87%A
Expenses net of voluntary waivers, if any	.80%	.80%A
Expenses net of all reductions	.80%	.80%A
Net investment income	3.69%	3.51%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,974	$ 102
Portfolio turnover rate	193%	251%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period June 16, 2004 (commencement of sale of shares) to July 31, 2004.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2005	2004F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.46	$ 10.31
Income from Investment Operations
Net investment incomeE	.377	.045
Net realized and unrealized gain (loss)	.173	.144
Total from investment operations	.550	.189
Distributions from net investment income	(.360)	(.039)
Distributions from net realized gain	(.090)	-
Total distributions	(.450)	(.039)
Net asset value, end of period	$ 10.56	$ 10.46
Total ReturnB,C,D	5.33%	1.84%
Ratios to Average Net AssetsG
Expenses before expense reductions	1.13%	.96%A
Expenses net of voluntary waivers, if any	.90%	.90%A
Expenses net of all reductions	.90%	.90%A
Net investment income	3.59%	3.41%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,739	$ 102
Portfolio turnover rate	193%	251%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period June 16, 2004 (commencement of sale of shares) to July 31, 2004.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2005	2004F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.46	$ 10.31
Income from Investment Operations
Net investment incomeE	.309	.036
Net realized and unrealized gain (loss)	.182	.145
Total from investment operations	.491	.181
Distributions from net investment income	(.291)	(.031)
Distributions from net realized gain	(.090)	-
Total distributions	(.381)	(.031)
Net asset value, end of period	$ 10.57	$ 10.46
Total ReturnB,C,D	4.74%	1.76%
Ratios to Average Net AssetsG
Expenses before expense reductions	1.75%	1.62%A
Expenses net of voluntary waivers, if any	1.55%	1.55%A
Expenses net of all reductions	1.55%	1.55%A
Net investment income	2.94%	2.76%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,029	$ 104
Portfolio turnover rate	193%	251%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period June 16, 2004 (commencement of sale of shares) to July 31, 2004.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2005	2004F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.46	$ 10.31
Income from Investment Operations
Net investment incomeE	.299	.035
Net realized and unrealized gain (loss)	.181	.145
Total from investment operations	.480	.180
Distributions from net investment income	(.280)	(.030)
Distributions from net realized gain	(.090)	-
Total distributions	(.370)	(.030)
Net asset value, end of period	$ 10.57	$ 10.46
Total ReturnB,C,D	4.63%	1.74%
Ratios to Average Net AssetsG
Expenses before expense reductions	1.74%	1.74%A
Expenses net of voluntary waivers, if any	1.65%	1.65%A
Expenses net of all reductions	1.65%	1.65%A
Net investment income	2.84%	2.66%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 677	$ 142
Portfolio turnover rate	193%	251%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period June 16, 2004 (commencement of sale of shares) to July 31, 2004.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Total Bond

Years ended July 31,	2005	2004	2003E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.46	$ 10.28	$ 10.00
Income from Investment Operations
Net investment incomeD	.411	.340	.232
Net realized and unrealized gain (loss)	.182	.237	.269
Total from investment operations	.593	.577	.501
Distributions from net investment income	(.393)	(.337)	(.221)
Distributions from net realized gain	(.090)	(.060)	-
Total distributions	(.483)	(.397)	(.221)
Net asset value, end of period	$ 10.57	$ 10.46	$ 10.28
Total ReturnB,C	5.75%	5.68%	5.01%
Ratios to Average Net AssetsF
Expenses before expense reductions	.64%	.75%	1.01%A
Expenses net of voluntary waivers, if any	.61%	.65%	.65%A
Expenses net of all reductions	.61%	.65%	.65%A
Net investment income	3.87%	3.25%	2.83%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 420,225	$ 373,699	$ 80,816
Portfolio turnover rate	193%	251%	423%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period October 15, 2002 (commencement of operations) to July 31, 2003.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2005	2004E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.46	$ 10.31
Income from Investment Operations
Net investment incomeD	.410	.048
Net realized and unrealized gain (loss)	.182	.145
Total from investment operations	.592	.193
Distributions from net investment income	(.392)	(.043)
Distributions from net realized gain	(.090)	-
Total distributions	(.482)	(.043)
Net asset value, end of period	$ 10.57	$ 10.46
Total ReturnB,C	5.74%	1.87%
Ratios to Average Net AssetsF
Expenses before expense reductions	.62%	.71%A
Expenses net of voluntary waivers, if any	.62%	.65%A
Expenses net of all reductions	.61%	.65%A
Net investment income	3.87%	3.66%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 114	$ 102
Portfolio turnover rate	193%	251%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period June 16, 2004 (commencement of sale of shares) to July 31, 2004.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2005

1. Significant Accounting Policies.

Fidelity Total Bond Fund (the fund) is a non-diversified fund of Fidelity Income Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, Total Bond (the original class), and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds) and fixed-income Central Investment Portfolios (CIPs), collectively referred to as Central Funds, which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund, which are also consistently followed by the Central Funds:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by

Annual Report

1. Significant Accounting Policies - continued

Security Valuation - continued

another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies, including Central Funds, are valued at their net asset value each business day.

Investment Transactions and Income. Security transactions, including the fund's investment activity in the Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income, including distributions from the Central Funds, is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to short-term capital gains, prior period premium and discount on debt securities, market discount, financing transactions and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 4,501,366
Unrealized depreciation	(3,549,084)
Net unrealized appreciation (depreciation)	952,282
Undistributed ordinary income	1,565,014
Undistributed long-term capital gain	634,305

Cost for federal income tax purposes	$ 468,403,626

The tax character of distributions paid was as follows:

	July 31, 2005	July 31, 2004
Ordinary Income	$ 16,942,281	$ 9,106,674
Long-term Capital Gains	342,380	-
Total	$ 17,284,661	$ 9,106,674

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Annual Report

2. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Swap Agreements. The fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Interest rate swaps are agreements to exchange cash flows periodically based on a notional principal amount, for example, the exchange of fixed rate interest payments for floating rate interest payments. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates could adversely impact a fund.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Swap Agreements - continued

Total return swaps are agreements to exchange the return generated by one instrument or index for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, a fund will receive a payment from the counterparty. To the extent it is less, a fund will make a payment to the counterparty. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. The fund may enter into credit default swaps in which either it or its counterparty act as guarantors. By acting as the guarantor of a swap, a fund assumes the market and credit risk of the underlying instrument including liquidity and loss of value. Periodic payments and premiums received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with a fund's custodian in compliance with swap contracts. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the fund's Schedule of Investments under the caption "Swap Agreements."

Mortgage Dollar Rolls. To earn additional income, the fund may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities ("mortgage dollar rolls") or the purchase and simultaneous agreement to sell similar securities ("reverse mortgage dollar rolls"). The securities traded are mortgage securities and bear the same interest rate but may be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may

Annual Report

2. Operating Policies - continued

Mortgage Dollar Rolls - continued

enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $104,158,635 and $90,216,988, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets (effective June 1, 2005, the fund's management contract was amended, reducing the individual fund fee rate to .20% of average net assets) and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .41% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.15%	$ 1,883	$ 146
Class T	0%	.25%	6,580	3,420
Class B	.65%	.25%	8,844	6,641
Class C	.75%	.25%	4,061	2,940
			$ 21,368	$ 13,147

FDC receives a front-end sales charge of up to 4.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 2,763
Class T	768
Class B*	2,261
Class C*	40
$ 5,832

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund, except for Total Bond. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Total Bond shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

Under an amended contract effective June 1, 2005, transfer agent fees for the Total Bond class consist of an asset based fee and were reduced to a rate of .10% of average net assets. The account fees were eliminated. For the period the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 4,554.36
Class T	11,173.43
Class B	3,849.39
Class C	1,101.27
Total Bond	584,567.15
Institutional Class	141.13
	$ 605,385

Accounting Fees. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month. Effective June 1, 2005, FMR pays these fees.

Fundwide Operations Fee. Pursuant to a new Fundwide Operations and Expense Agreement (FWOE) effective on June 1, 2005, FMR has agreed to provide for fund level expenses (which do not include transfer agent, Rule 12b-1 fees, the compensation of the independent trustees or other extraordinary expenses) in return for a FWOE fee equal to .35% less the total amount of the management fee. The FWOE paid by the fund is reduced by an amount equal to the fees and expenses paid to the independent trustees. For the period, the FWOE fee was equivalent to .005% of average net assets.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM) an affiliate of FMR.

The fund may also invest in CIPs managed by FIMM. The Ultra-Short Central Fund seeks to obtain a high level of current income consistent with preservation of capital by investing in U.S. dollar-denominated money market and investment grade debt securities and repurchase agreements.

The fund's Schedule of Investments lists the CIP as an investment of the fund but does not include the underlying holdings of the CIP. Based on its investment objectives, the CIP may invest or participate in various investment vehicles or strategies such as delayed delivery and when-issued securities, derivatives, financing transactions and restricted

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Affilliated Central Funds - continued

securities. These strategies are consistent with the investment objectives of the fund and may involve certain economic risks, including the risk that a counterparty to one or more of these transactions may be unable or unwilling to comply with the terms of the governing agreement. This may result in a decline in value of the CIP and the fund.

A complete list of holdings for the CIP is available at the end of this report. In addition, a copy of the CIP's financial statements is available on the EDGAR Database on the SEC's website www.sec.gov, or at the Commission's public reference room in Washington, DC.

The Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $1,272,185 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class A	.80%	$ 2,017
Class T	.90%	5,981
Class B	1.55%	1,959
Class C	1.65%	357
Total Bond	.65%*	102,259
Institutional Class	.65%	-
		$ 112,573

* Effective June 1, 2005 the expense limitation was eliminated for Total Bond.

Annual Report

6. Expense Reductions - continued

In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $7,019.

7. Other.

The fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended July 31,
	2005	2004A
From net investment income
Class A	$ 44,038	$ 394
Class T	89,638	382
Class B	27,061	301
Class C	10,692	386
Total Bond	14,046,106	8,643,095
Institutional Class	3,948	413
Total	$ 14,221,483	$ 8,644,971
From net realized gain
Class A	$ 1,823	$ -
Class T	2,706	-
Class B	2,453	-
Class C	2,151	-
Total Bond	3,053,158	461,703
Institutional Class	887	-
Total	$ 3,063,178	$ 461,703

A Distributions for Class A, Class T, Class B, Class C, and Institutional Class are for the period June 16, 2004 (commencement of sale of shares) to
July 31, 2004.

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares Years ended July 31,		Dollars Years ended July 31,
	2005	2004A	2005	2004A
Class A
Shares sold	284,201	9,699	$ 3,006,382	$ 100,000
Reinvestment of distributions	4,224	38	44,746	394
Shares redeemed	(16,733)	-	(177,183)	-
Net increase (decrease)	271,692	9,737	$ 2,873,945	$ 100,394
Class T
Shares sold	640,420	9,699	$ 6,767,881	$ 100,000
Reinvestment of distributions	8,561	37	90,624	382
Shares redeemed	(115,159)	-	(1,215,824)	-
Net increase (decrease)	533,822	9,736	$ 5,642,681	$ 100,382
Class B
Shares sold	198,926	9,950	$ 2,105,652	$ 102,625
Reinvestment of distributions	2,416	29	25,606	301
Shares redeemed	(19,350)	-	(204,667)	-
Net increase (decrease)	181,992	9,979	$ 1,926,591	$ 102,926
Class C
Shares sold	64,313	13,566	$ 682,289	$ 140,062
Reinvestment of distributions	1,008	37	10,695	386
Shares redeemed	(14,837)	-	(156,875)	-
Net increase (decrease)	50,484	13,603	$ 536,109	$ 140,448
Total Bond
Shares sold	15,519,844	34,227,901	$ 164,657,854	$ 358,024,636
Reinvestment of distributions	1,546,242	845,761	16,406,907	8,865,286
Shares redeemed	(13,038,155)	(7,201,869)	(138,400,918)	(75,309,262)
Net increase (decrease)	4,027,931	27,871,793	$ 42,663,843	$ 291,580,660
Institutional Class
Shares sold	615	9,699	$ 6,559	$ 100,000
Reinvestment of distributions	453	40	4,801	413
Shares redeemed	(7)	-	(75)	-
Net increase (decrease)	1,061	9,739	$ 11,285	$ 100,413

A Share transactions for Class A, Class T, Class B, Class C, and Institutional Class are for the period June 16, 2004 (commencement of sale of shares) to July 31, 2004.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Income Fund and the Shareholders of Fidelity Total Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Total Bond Fund (a fund of Fidelity Income Fund) at July 31, 2005 and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Total Bond Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 13, 2005

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 320 funds advised by FMR or an affiliate. Mr. McCoy oversees 322 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 311 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc.

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Ms. Johnson serves as President of Fidelity Employer Services Company (FESCO) (2005-present). She is President and a Director of Fidelity Investments Money Management, Inc. (2001-present), FMR Co., Inc. (2001-present), and a Director of FMR Corp. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Total Bond (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Co. (1998-2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003-present) and Chief Operating Officer (2002-present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005-present).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the Independent Trustees (2005-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000-present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the Independent Trustees (2001-present). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000-present) and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005-present) or Member of the Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005

Member of the Advisory Board of Fidelity Income Fund. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Income Fund. Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

David L. Murphy (57)

Year of Election or Appointment: 2005

Vice President of Total Bond. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002-present), certain Asset Allocation Funds (2003-present), Fidelity's Investment Grade-Bond Funds (2005-present), and Fidelity's Balanced Funds (2005-present). He serves as Senior Vice President (2000-present) and Head (2004-present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of FIMM (2003-present) and a Vice President of FMR (2000-present). Previously, Mr. Murphy served as Money Market Group Leader (2002-2004), Bond Group Leader (2000-2002), and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002). Mr. Murphy joined Fidelity Investments in 1989 as a portfolio manager in the Bond Group.

Thomas J. Silvia (44)

Year of Election or Appointment: 2005

Vice President of Total Bond. Mr. Silvia also serves as Vice President of Fidelity's Bond Funds (2005-present) and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed-Income Division (2005-present). Previously, Mr. Silvia served as Director of Fidelity's Taxable Bond portfolio managers (2002-2004) and a portfolio manager in the Bond Group (1997-2004).

Walter C. Donovan (43)

Year of Election or Appointment: 2005

Vice President of Total Bond. Mr. Donovan also serves as Vice President of Fidelity's High Income Funds (2005-present), Fidelity's Fixed-Income Funds (2005-present), certain Asset Allocation Funds (2005-present), and certain Balanced Funds (2005-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMRC (2005-present). Previously, Mr. Donovan served as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Ford O'Neil (43)
Year of Election or Appointment: 2005 Vice President Total Bond. Mr. O'Neil also serves as Vice President of other funds advised by FMR.
Eric D. Roiter (56)

Year of Election or Appointment: 2002

Secretary of Total Bond. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (45)

Year of Election or Appointment: 2003

Assistant Secretary of Total Bond. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Total Bond. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

Year of Election or Appointment: 2002

Chief Financial Officer of Total Bond. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002-present) and President of Fidelity Investment Operations (2005-present) which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he served as President (1998-2005). Mr. Hayes serves as President of Fidelity Service Company (2003-present) where he also serves as a Director. Mr. Hayes also served as President of Fidelity Investments Operations Group (FIOG, 2002-2005).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Total Bond. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Total Bond. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Total Bond. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Total Bond. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (35)

Year of Election or Appointment: 2005

Deputy Treasurer of Total Bond. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of Total Bond. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (58)
Year of Election or Appointment: 2002 Assistant Treasurer of Total Bond. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (51)
Year of Election or Appointment: 2004 Assistant Treasurer of Total Bond. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (50)
Year of Election or Appointment: 2002 Assistant Treasurer of Total Bond. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (46)

Year of Election or Appointment: 2005

Assistant Treasurer of Total Bond. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Total Bond. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Fidelity Total Bond Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Total Bond	9/12/05	9/9/05	$.04

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended July 31, 2005, $807,027, or, if subsequently determined to be different, the net capital gain of such year, and for dividends with respect to the taxable year ended July 31, 2004, $169,658, or, if subsequently determined to be different, the excess of: (a) the net capital gain of such year, over (b) amounts previously designated as capital gain dividends with respect to such year.

A total of 15.99% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Total Bond Fund

Each year, typically in June, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Fixed-Income Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its June 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided by Fidelity. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers. The Board also considered the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in June 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using "soft" commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment-grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment-grade taxable bond funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2004, the return of the retail class of the fund, the return of a broad-based securities market index ("benchmark"), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The return of the retail class represents the performance of a class with the lowest 12b-1 fee (not necessarily with the lowest total expenses). (The Advisor classes of the fund, which have higher 12b-1 fees, had less than one year of performance as of December 31, 2004.) The box within the chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. The percentage beaten number noted below the chart corresponds to the percentile box and represents the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the retail class.

Annual Report

Fidelity Total Bond Fund Performance Summary vs. Lipper Objective (%):

Cumulative Total Return (%)
6.0
5.0
4.0
3.0
2.0
1.0
0.0
5.5
5.0
4.5
3.3
1 Year
75th Percentile
Fund Return
Benchmark Return
25th Percentile

% Beaten 96%

Lipper Objective: Intermediate Investment Grade Debt

SEC Benchmark: LB Universal Index

The Board noted that the relative investment performance of the retail class of the fund compared favorably to its Lipper peer group for the one-year period. The Board also noted that the relative investment performance of the retail class of the fund compared favorably to its benchmark for the one-year period.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 22% would mean that 78% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile ("quadrant") in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Total Bond - Class A, B, C, I, T & Retail

Historical Management Fees vs. Competitive Medians (BP):

Total Mapped Group Median (TMG)
Asset-Size Peer Group Median (ASPG)
Total Bond
Fund commenced operations 10/15/02
55
60
43
54
60
43
53
55
43
Dec-02
Dec-03
Dec-04

	Dec-02	Dec-03	Dec-04
TMG %	20%	21%	22%
Funds/Classes	625	624	608
ASPG Quadrant	1st	1st	1st

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

Furthermore, the Board considered that, on May 19, 2005, after the periods shown in the chart above, it had approved an amendment (effective June 1, 2005) to the fund's management contract that lowered the fund's individual fund fee rate from 30 basis points to 20 basis points. The Board considered that, if the lower individual fund fee rate had been in effect in 2004, it would have reduced the fund's management fee rate from 43 basis points to 33 basis points.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

Annual Report

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each class's total expenses ranked below its competitive median for 2004. The Board considered that if the lower individual fund fee rate had been in effect in 2004, it would have reduced each class's total expenses by 10 basis points.

The Board also considered that on May 19, 2005, it had approved changes (effective June 1, 2005) in the contractual arrangements for the fund that (i) have the effect of setting the total "fund-level" expenses (including, among certain other expenses, the management fee) for each class at 35 basis points, (ii) lower and limit the "class-level" transfer agent fee for Fidelity Total Bond Fund (retail class) to 10 basis points, and (iii) limit the total expenses for Fidelity Total Bond Fund (retail class) to 45 basis points. These new contractual arrangements may not be increased without Board approval. The fund's Advisor classes continue to be subject to different class-level expenses (transfer agent fees and 12b-1 fees).

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board noted that because the new contractual arrangements set the total fund-level expenses for each class at 35 basis points, increases or decreases in the management fee due to changes in the group fee rate will not impact total expenses. However, the Board realized that the 35 basis point fee rate was below the lowest management fee available under the old contractual arrangements. The maximum benefit that a decrease in the group fee rate could provide the fund would be a reduction in the management fee to approximately 39 basis points (compared to total fund-level expenses of 35 basis points under the new contractual arrangements).

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that each class's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including (Advisor classes only) reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases. The Board also noted that the reduction in the fund's management fee rate from 43 basis points to 33 basis points and the reduction in each class's total expenses by 10 basis points would deliver significant economies to fund shareholders. The Board concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Annual Report

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) Fidelity's fund profitability methodology, including additional detail on various cost allocations; (ii) fall-out benefits to Fidelity; and (iii) compensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund's existing Advisory Contracts should be renewed.

Annual Report

The following is a complete listing of investments for Fidelity's fixed-income central fund as of July 31, 2005 which
is a direct or indirect investment of Fidelity Total Bond Fund.
These underlying holdings of the Fidelity fixed-income central fund are not included in the Schedule of Investments as
part of the Financial Statements.

Annual Report

Fidelity Ultra-Short Central Fund

Investments July 31, 2005 (Unaudited)

Showing Percentage of Net Assets

Nonconvertible Bonds - 3.8%
	Principal Amount	Value
CONSUMER DISCRETIONARY - 1.0%
Auto Components - 0.3%
DaimlerChrysler NA Holding Corp.:
3.8594% 9/10/07 (f)	$ 16,665,000	$ 16,698,830
3.8938% 5/24/06 (f)	4,700,000	4,713,691
		21,412,521
Media - 0.7%
Continental Cablevision, Inc. 8.3% 5/15/06	8,000,000	8,248,640
Cox Communications, Inc. (Reg. S) 3.95% 12/14/07 (f)	12,140,000	12,202,691
Liberty Media Corp. 4.91% 9/17/06 (f)	16,694,000	16,786,986
Univision Communications, Inc. 2.875% 10/15/06	8,505,000	8,315,339
		45,553,656
TOTAL CONSUMER DISCRETIONARY		66,966,177
ENERGY - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Valero Energy Corp. 7.375% 3/15/06	11,550,000	11,735,435
FINANCIALS - 1.0%
Capital Markets - 0.1%
State Street Capital Trust II 3.7681% 2/15/08 (f)	10,000,000	10,002,260
Commercial Banks - 0.3%
Wells Fargo & Co. 3.4194% 3/10/08 (f)	16,600,000	16,599,452
Consumer Finance - 0.2%
General Motors Acceptance Corp. 4.87% 10/20/05 (f)	14,765,000	14,786,188
Thrifts & Mortgage Finance - 0.4%
Countrywide Financial Corp. 3.71% 4/11/07 (f)	11,025,000	11,032,034
Residential Capital Corp. 4.835% 6/29/07 (c)(f)	14,150,000	14,164,716
		25,196,750
TOTAL FINANCIALS		66,584,650
TELECOMMUNICATION SERVICES - 1.3%
Diversified Telecommunication Services - 1.2%
British Telecommunications PLC 7.875% 12/15/05	18,145,000	18,397,070
France Telecom SA 7.45% 3/1/06 (a)	5,600,000	5,699,484
GTE Corp. 6.36% 4/15/06	9,000,000	9,126,405
SBC Communications, Inc. 4.389% 6/5/06 (c)	15,315,000	15,319,595
Sprint Capital Corp. 4.78% 8/17/06	6,000,000	6,020,550
Telefonica Europe BV 7.35% 9/15/05	4,500,000	4,517,537
Nonconvertible Bonds - continued
	Principal Amount	Value
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Telefonos de Mexico SA de CV 4.5% 11/19/08	$ 10,240,000	$ 10,092,268
TELUS Corp. yankee 7.5% 6/1/07	6,500,000	6,835,569
		76,008,478
Wireless Telecommunication Services - 0.1%
AT&T Wireless Services, Inc. 7.35% 3/1/06	5,500,000	5,596,976
TOTAL TELECOMMUNICATION SERVICES		81,605,454
UTILITIES - 0.3%
Electric Utilities - 0.2%
Pinnacle West Energy Corp. 4.0044% 4/1/07 (c)(f)	12,800,000	12,800,794
Gas Utilities - 0.1%
NiSource Finance Corp. 7.625% 11/15/05	9,250,000	9,342,213
TOTAL UTILITIES		22,143,007
TOTAL NONCONVERTIBLE BONDS (Cost $249,397,779)		249,034,723
U.S. Government Agency Obligations - 0.0%

Fannie Mae 0% 9/28/05 (e) (Cost $994,579)	1,000,000	994,635
Asset-Backed Securities - 35.2%

Accredited Mortgage Loan Trust:
Series 2004-2 Class A2, 3.76% 7/25/34 (f)	7,964,683	7,978,722
Series 2004-3 Class 2A4, 3.81% 10/25/34 (f)	10,915,000	10,946,584
Series 2004-4 Class A2D, 3.81% 1/25/35 (f)	3,579,364	3,588,366
Series 2005-1:
Class M1, 3.93% 4/25/35 (f)	11,280,000	11,251,882
Class M2, 4.15% 4/25/35 (f)	5,275,000	5,276,901
ACE Securities Corp.:
Series 2002-HE1 Class M1, 4.11% 6/25/32 (f)	1,308,761	1,318,432
Series 2002-HE2 Class M1, 4.31% 8/25/32 (f)	18,631,213	18,704,611
Series 2003-FM1 Class M2, 5.31% 11/25/32 (f)	3,015,000	3,050,466
Series 2003-HS1:
Class M1, 4.21% 6/25/33 (f)	800,000	803,485
Class M2, 5.21% 6/25/33 (f)	856,000	871,093
Asset-Backed Securities - continued
	Principal Amount	Value
ACE Securities Corp.: - continued
Series 2003-NC1 Class M1, 4.24% 7/25/33 (f)	$ 1,600,000	$ 1,611,660
Series 2004-HE1:
Class M1, 3.96% 2/25/34 (f)	2,193,000	2,193,772
Class M2, 4.56% 2/25/34 (f)	2,475,000	2,476,241
Series 2004-OP1:
Class M1, 3.98% 4/25/34 (f)	4,420,000	4,424,344
Class M2, 4.51% 4/25/34 (f)	6,240,000	6,251,080
Series 2005-HE2:
Class M1, 3.9% 4/25/35 (f)	1,530,000	1,527,965
Class M2, 3.91% 4/25/35 (f)	1,803,000	1,796,836
Class M3, 3.94% 4/25/35 (f)	1,040,000	1,038,647
Class M4, 4.1% 4/25/35 (f)	1,340,000	1,338,268
Series 2005-HE3:
Class A2A, 3.56% 5/25/35 (f)	8,063,511	8,063,822
Class A2B, 3.67% 5/25/35 (f)	4,370,000	4,366,352
Series 2005-SD1 Class A1, 3.86% 11/25/50 (f)	2,563,309	2,566,464
Aesop Funding II LLC Series 2005-1A Class A2, 3.49% 4/20/09 (c)(f)	8,800,000	8,765,680
American Express Credit Account Master Trust:
Series 2002-6 Class B, 3.8381% 3/15/10 (f)	5,000,000	5,030,751
Series 2004-1 Class B, 3.6381% 9/15/11 (f)	5,775,000	5,797,723
Series 2004-C Class C, 3.8881% 2/15/12 (c)(f)	17,323,520	17,374,643
Series 2005-1 Class A, 3.4181% 10/15/12 (f)	15,455,000	15,481,600
AmeriCredit Automobile Receivables Trust:
Series 2002-EM Class A4A, 3.67% 6/8/09	25,000,000	24,899,223
Series 2003-AM:
Class A3B, 3.71% 6/6/07 (f)	685,806	685,879
Class A4B, 3.81% 11/6/09 (f)	12,400,000	12,441,657
Series 2003-BX Class A4B, 3.72% 1/6/10 (f)	3,265,000	3,275,694
Series 2003-CF Class A3, 2.75% 10/9/07	12,249,371	12,210,791
Series 2005-1 Class C, 4.73% 7/6/10	15,500,000	15,451,950
Ameriquest Mortgage Securities, Inc.:
Series 2002-3 Class M1, 4.16% 8/25/32 (f)	5,000,000	5,028,248
Series 2003-1:
Class A2, 3.87% 2/25/33 (f)	465,695	465,917
Class M1, 4.36% 2/25/33 (f)	6,150,000	6,197,846
Series 2003-3:
Class M1, 4.26% 3/25/33 (f)	1,590,000	1,603,481
Class S, 5% 9/25/05 (g)	4,457,447	17,215
Series 2003-6:
Class M1, 4.22% 8/25/33 (f)	7,560,000	7,611,224
Asset-Backed Securities - continued
	Principal Amount	Value
Ameriquest Mortgage Securities, Inc.: - continued
Series 2003-6:
Class M2, 5.31% 5/25/33 (f)	$ 2,750,000	$ 2,808,476
Series 2003-AR1 Class M1, 4.61% 1/25/33 (f)	7,000,000	7,072,631
Series 2004-R2:
Class M1, 3.89% 4/25/34 (f)	1,230,000	1,229,949
Class M2, 3.94% 4/25/34 (f)	950,000	949,960
Class M3, 4.01% 4/25/34 (f)	3,500,000	3,499,854
Class M4, 4.51% 4/25/34 (f)	4,500,000	4,499,807
Series 2004-R9 Class A3, 3.78% 10/25/34 (f)	9,340,000	9,359,871
Series 2005-R1:
Class M1, 3.91% 3/25/35 (f)	5,710,000	5,691,308
Class M2, 3.94% 3/25/35 (f)	1,925,000	1,918,868
Series 2005-R2 Class M1, 3.91% 4/25/35 (f)	12,500,000	12,482,516
Amortizing Residential Collateral Trust:
Series 2002-BC3 Class A, 3.79% 6/25/32 (f)	2,411,175	2,418,495
Series 2002-BC6 Class M1, 4.21% 8/25/32 (f)	24,900,000	25,116,817
Series 2002-BC7:
Class M1, 4.1144% 10/25/32 (f)	10,000,000	10,075,000
Class M2, 4.36% 10/25/32 (f)	5,575,000	5,612,067
Series 2003-BC1 Class M2, 4.56% 1/25/32 (f)	758,836	762,333
ARG Funding Corp.:
Series 2005-1A Class A2, 3.53% 4/20/09 (c)(f)	11,000,000	10,975,938
Series 2005-2A Class A2, 3.54% 5/20/09 (c)(f)	5,200,000	5,190,453
Argent Securities, Inc.:
Series 2003-W3 Class M2, 5.26% 9/25/33 (f)	20,000,000	20,599,990
Series 2003-W7 Class A2, 3.85% 3/1/34 (f)	4,505,856	4,515,756
Series 2004-W5 Class M1, 4.06% 4/25/34 (f)	3,960,000	3,964,768
Series 2004-W7:
Class M1, 4.01% 5/25/34 (f)	4,085,000	4,084,827
Class M2, 4.06% 5/25/34 (f)	3,320,000	3,319,860
Asset Backed Securities Corp. Home Equity Loan Trust:
Series 2003-HE2:
Class A2, 3.7681% 4/15/33 (f)	1,158,706	1,159,186
Class M1, 4.2881% 4/15/33 (f)	11,365,000	11,429,103
Series 2003-HE3:
Class M1, 4.2181% 6/15/33 (f)	2,185,000	2,198,827
Class M2, 5.3881% 6/15/33 (f)	10,000,000	10,182,465
Series 2003-HE4 Class M2, 5.3881% 8/15/33 (f)	5,695,000	5,798,650
Series 2003-HE5 Class A2A, 3.7481% 8/15/33 (f)	1,380,797	1,381,390
Series 2003-HE6 Class M1, 4.11% 11/25/33 (f)	3,475,000	3,490,373
Series 2004-HE2 Class M1, 4.01% 4/25/34 (f)	6,060,000	6,070,769
Series 2004-HE3:
Class M1, 4% 6/25/34 (f)	1,450,000	1,454,353
Asset-Backed Securities - continued
	Principal Amount	Value
Asset Backed Securities Corp. Home Equity Loan Trust: - continued
Series 2004-HE3:
Class M2, 4.58% 6/25/34 (f)	$ 3,350,000	$ 3,386,297
Series 2004-HE6 Class A2, 3.82% 6/25/34 (f)	17,398,791	17,435,568
Series 2005-HE2:
Class M1, 3.91% 3/25/35 (f)	8,250,000	8,235,989
Class M2, 3.96% 3/25/35 (f)	2,065,000	2,065,671
Series 2005-HE6 Class A2B, 3.76% 8/25/35 (d)(f)	10,000,000	10,000,000
Bank One Issuance Trust:
Series 2002-B1 Class B1, 3.7681% 12/15/09 (f)	20,655,000	20,741,067
Series 2002-B2 Class B2, 3.7281% 5/15/08 (f)	15,000,000	15,001,929
Series 2002-B3 Class B, 3.7481% 8/15/08 (f)	14,500,000	14,505,871
Series 2002-C1 Class C1, 4.3481% 12/15/09 (f)	7,980,000	8,065,464
Series 2002-C2 Class C2, 4.3781% 5/15/08 (f)	35,785,000	35,817,626
Bayview Financial Acquisition Trust Series 2004-C Class A1, 3.9013% 5/28/44 (f)	8,416,440	8,415,509
Bayview Financial Asset Trust Series 2000-F Class A, 3.9813% 9/28/43 (f)	9,618,786	9,632,318
Bayview Financial Mortgage Loan Trust Series 2004-A Class A, 3.9313% 2/28/44 (f)	5,760,012	5,771,599
Bear Stearns Asset Backed Securities I:
Series 2005-HE2:
Class M1, 3.96% 2/25/35 (f)	6,655,000	6,639,262
Class M2, 4.21% 2/25/35 (f)	2,430,000	2,432,538
Series 2005-HE5 Class 1A1, 3.4244% 6/25/35 (f)	10,884,395	10,884,395
Capital Auto Receivables Asset Trust:
Series 2002-5 Class B, 2.8% 4/15/08	2,894,887	2,868,235
Series 2003-1 Class B, 3.8581% 6/15/10 (c)(f)	5,781,229	5,797,579
Series 2003-2 Class B, 3.6681% 1/15/09 (f)	2,741,542	2,746,505
Series 2005-1 Class B, 3.7631% 6/15/10 (f)	5,725,000	5,730,367
Capital One Auto Finance Trust:
Series 2003-A Class A4B, 3.6681% 1/15/10 (f)	9,630,000	9,654,568
Series 2004-B Class A4, 3.4981% 8/15/11 (f)	16,300,000	16,303,123
Capital One Master Trust:
Series 1999-3 Class B, 3.8681% 9/15/09 (f)	5,000,000	5,004,082
Series 2001-1 Class B, 3.8981% 12/15/10 (f)	19,500,000	19,638,608
Series 2001-8A Class B, 3.9381% 8/17/09 (f)	9,585,000	9,634,206
Series 2002-4A Class B, 3.8881% 3/15/10 (f)	6,000,000	6,028,221
Capital One Multi-Asset Execution Trust:
Series 2002-B1 Class B1, 4.0681% 7/15/08 (f)	17,705,000	17,711,976
Series 2003-B1 Class B1, 4.5581% 2/17/09 (f)	15,470,000	15,566,773
Capital Trust Ltd. Series 2004-1:
Class A2, 3.88% 7/20/39 (c)(f)	2,968,000	2,968,000
Asset-Backed Securities - continued
	Principal Amount	Value
Capital Trust Ltd. Series 2004-1: - continued
Class B, 4.18% 7/20/39 (c)(f)	$ 1,550,000	$ 1,550,000
Class C, 4.53% 7/20/39 (c)(f)	1,994,000	1,994,000
CDC Mortgage Capital Trust:
Series 2001-HE1 Class M1, 4.49% 1/25/32 (f)	4,244,221	4,254,278
Series 2002-HE2 Class M1, 4.16% 1/25/33 (f)	9,278,431	9,309,123
Series 2002-HE3:
Class M1, 4.56% 3/25/33 (f)	21,339,884	21,627,815
Class M2, 5.71% 3/25/33 (f)	9,968,976	10,143,974
Series 2003-HE1:
Class M1, 4.36% 8/25/33 (f)	1,989,998	1,997,574
Class M2, 5.41% 8/25/33 (f)	4,369,996	4,422,084
Series 2003-HE2 Class A, 3.81% 10/25/33 (f)	1,634,377	1,635,405
Series 2003-HE3:
Class M1, 4.16% 11/25/33 (f)	2,254,989	2,271,960
Class M2, 5.21% 11/25/33 (f)	1,719,992	1,753,552
Series 2004-HE2 Class M2, 4.66% 7/26/34 (f)	2,345,000	2,365,939
Chase Credit Card Owner Trust:
Series 2001-6 Class B, 3.8681% 3/16/09 (f)	1,305,000	1,311,169
Series 2002-6 Class B, 3.7381% 1/15/08 (f)	11,850,000	11,852,472
Series 2004-1 Class B, 3.5881% 5/15/09 (f)	4,105,000	4,104,204
Citibank Credit Card Issuance Trust:
Series 2000-C2 Class C2, 4.2488% 10/15/07 (f)	17,500,000	17,511,349
Series 2001-B2 Class B2, 3.8494% 12/10/08 (f)	11,945,000	11,995,341
Series 2002-B1 Class B1, 3.8% 6/25/09 (f)	9,010,000	9,038,878
Series 2002-C1 Class C1, 4.2185% 2/9/09 (f)	17,500,000	17,686,918
Series 2003-B1 Class B1, 3.66% 3/7/08 (f)	25,000,000	25,022,693
Series 2003-C1 Class C1, 4.65% 4/7/10 (f)	17,785,000	18,152,159
Citigroup Mortgage Loan Trust Series 2003-HE4 Class A, 3.87% 12/25/33 (c)(f)	7,985,107	7,985,935
CNH Wholesale Master Note Trust Series 2005-1:
Class A, 3.43% 6/15/11 (f)	18,000,000	18,000,000
Class B, 3.72% 6/15/11 (f)	2,280,000	2,280,000
Countrywide Home Loans, Inc.:
Series 2002-6 Class AV1, 3.89% 5/25/33 (f)	1,499,863	1,503,470
Series 2003-BC1 Class M2, 5.46% 9/25/32 (f)	11,065,000	11,199,451
Series 2003-SD3 Class A1, 3.88% 12/25/32 (c)(f)	927,188	931,926
Series 2004-2 Class M1, 3.96% 5/25/34 (f)	5,200,000	5,206,719
Series 2004-3:
Class 3A4, 3.71% 8/25/34 (f)	530,752	528,596
Class M1, 3.96% 6/25/34 (f)	1,475,000	1,476,356
Series 2004-4:
Class A, 3.83% 8/25/34 (f)	2,524,088	2,526,278
Asset-Backed Securities - continued
	Principal Amount	Value
Countrywide Home Loans, Inc.: - continued
Series 2004-4:
Class M1, 3.94% 7/25/34 (f)	$ 3,650,000	$ 3,653,189
Class M2, 3.99% 6/25/34 (f)	4,395,000	4,398,536
Series 2005-1:
Class 1AV2, 3.66% 7/25/35 (f)	8,780,000	8,775,114
Class M1, 3.88% 8/25/35 (f)	19,600,000	19,563,654
Class MV1, 3.86% 7/25/35 (f)	3,135,000	3,130,219
Class MV2, 3.9% 7/25/35 (f)	3,765,000	3,754,147
Class MV3, 3.94% 7/25/35 (f)	1,560,000	1,557,748
Series 2005-3 Class MV1, 3.88% 8/25/35 (f)	11,125,000	11,103,934
Series 2005-AB1 Class A2, 3.67% 8/25/35 (f)	17,520,000	17,514,797
Series 2005-IM1 Class A1, 3.56% 8/25/34 (d)(f)	17,915,000	17,915,000
CS First Boston Mortgage Securities Corp.:
Series 2003-8 Class A2, 3.85% 4/25/34 (f)	2,663,075	2,674,762
Series 2004-FRE1:
Class A2, 3.81% 4/25/34 (f)	2,689,397	2,689,291
Class M3, 4.11% 4/25/34 (f)	5,885,000	5,884,751
Discover Card Master Trust I Series 2003-4 Class B1, 3.7181% 5/16/11 (f)	8,155,000	8,196,815
Fannie Mae guaranteed REMIC pass thru certificates Series 2004-T5 Class AB3, 3.8305% 5/28/35 (f)	6,957,460	6,959,877
Fieldstone Mortgage Investment Corp.:
Series 2003-1:
Class M1, 4.14% 11/25/33 (f)	1,300,000	1,308,748
Class M2, 5.21% 11/25/33 (f)	700,000	718,600
Series 2004-1 Class M2, 4.56% 1/25/35 (f)	3,700,000	3,741,581
Series 2004-2 Class M2, 4.61% 7/25/34 (f)	9,890,000	9,889,579
Series 2004-3 Class M5, 4.91% 8/25/34 (f)	2,000,000	2,033,830
Series 2005-2 Class 2A1, 3.5% 7/25/36 (d)(f)	16,935,000	16,935,000
First Franklin Mortgage Loan Asset Backed Certificates:
Series 2005-FF2 Class A2A, 3.55% 3/25/35 (f)	7,354,604	7,354,604
Series 2005-FF2 Class M6, 4.16% 3/25/35 (f)	6,950,000	6,950,000
First Franklin Mortgage Loan Trust Series 2004-FF2:
Class M3, 4.01% 3/25/34 (f)	400,000	400,711
Class M4, 4.36% 3/25/34 (f)	300,000	302,647
First USA Credit Card Master Trust Series 2001-4 Class B, 3.75% 1/12/09 (f)	15,000,000	15,026,199
First USA Secured Note Trust Series 2001-3 Class C, 4.4669% 11/19/08 (c)(f)	11,580,000	11,661,421
Ford Credit Auto Owner Trust Series 2003-B Class B2, 3.8181% 10/15/07 (f)	19,600,000	19,671,950
Asset-Backed Securities - continued
	Principal Amount	Value
Ford Credit Floorplan Master Owner Trust Series 2005-1:
Class A, 3.5381% 5/17/10 (f)	$ 9,590,000	$ 9,589,981
Class B, 3.6563% 5/17/10 (f)	2,625,000	2,624,992
Fremont Home Loan Trust:
Series 2004-1:
Class 1A1, 3.68% 2/25/34 (f)	2,669,337	2,669,232
Class M1, 3.91% 2/25/34 (f)	750,000	749,968
Class M2, 3.96% 2/25/34 (f)	800,000	799,966
Series 2004-C Class 2A2, 4.01% 8/25/34 (f)	10,000,000	10,101,993
Series 2005-2 Class 2A1, 3.5913% 6/25/35 (f)	15,380,000	15,375,194
Series 2005-A:
Class 2A2, 3.7% 2/25/35 (f)	11,850,000	11,865,657
Class M1, 3.89% 1/25/35 (f)	1,603,000	1,599,854
Class M2, 3.92% 1/25/35 (f)	2,325,000	2,321,531
Class M3, 3.95% 1/25/35 (f)	1,250,000	1,249,947
Class M4, 4.14% 1/25/35 (f)	925,000	927,535
GE Business Loan Trust Series 2003-1 Class A, 3.8181% 4/15/31 (c)(f)	5,499,865	5,531,421
GE Capital Credit Card Master Note Trust Series 2005-2 Class B, 3.5736% 6/15/11 (f)	6,475,000	6,473,058
Gracechurch Card Funding PLC:
Series 5:
Class B, 3.6181% 8/15/08 (f)	1,520,000	1,521,351
Class C, 4.3181% 8/15/08 (f)	5,580,000	5,601,142
Series 6 Class B, 3.5781% 2/17/09 (f)	1,030,000	1,030,901
Series 8 Class C, 3.6721% 6/15/10 (f)	18,450,000	18,450,000
GSAMP Trust:
Series 2002-HE Class M1, 4.68% 11/20/32 (f)	2,882,888	2,928,737
Series 2002-NC1:
Class A2, 3.78% 7/25/32 (f)	54,777	55,099
Class M1, 4.1% 7/25/32 (f)	8,861,000	8,920,491
Series 2003-FM1 Class M1, 4.25% 3/20/33 (f)	15,000,000	15,136,310
Series 2004-FM1:
Class M1, 4.11% 11/25/33 (f)	2,865,000	2,864,879
Class M2, 4.86% 11/25/33 (f)	1,975,000	2,005,597
Series 2004-FM2:
Class M1, 3.96% 1/25/34 (f)	3,500,000	3,499,853
Class M2, 4.56% 1/25/34 (f)	1,500,000	1,499,936
Class M3, 4.76% 1/25/34 (f)	1,500,000	1,499,935
Series 2004-HE1:
Class M1, 4.01% 5/25/34 (f)	4,045,000	4,044,829
Class M2, 4.61% 5/25/34 (f)	1,750,000	1,766,258
Asset-Backed Securities - continued
	Principal Amount	Value
GSAMP Trust: - continued
Series 2005-9 Class 2A1, 3.5287% 8/25/35 (f)	$ 17,530,000	$ 17,530,000
Series 2005-FF2 Class M5, 4.09% 3/25/35 (f)	3,500,000	3,500,000
Series 2005-HE2 Class M, 3.89% 3/25/35 (f)	8,780,000	8,749,867
Series 2005-NC1 Class M1, 3.91% 2/25/35 (f)	9,010,000	8,987,296
Guggenheim Structured Real Estate Funding Ltd. Series 2005-1 Class C, 4.3944% 5/25/30 (c)(f)	14,000,000	13,986,652
HFC Home Equity Loan Asset Backed Certificates Series 2005-2:
Class M1, 3.97% 1/20/34 (f)	3,225,000	3,225,000
Class M2, 4% 1/20/34 (f)	2,415,000	2,415,000
Home Equity Asset Trust:
Series 2002-2 Class M1, 4.26% 6/25/32 (f)	10,000,000	10,017,090
Series 2002-3 Class A5, 3.9% 2/25/33 (f)	854,528	855,194
Series 2002-4 Class A3, 3.94% 3/25/33 (f)	1,237,388	1,238,074
Series 2002-5:
Class A3, 3.98% 5/25/33 (f)	2,866,793	2,872,821
Class M1, 4.66% 5/25/33 (f)	13,800,000	13,966,276
Series 2003-1:
Class A2, 3.93% 6/25/33 (f)	4,229,596	4,233,111
Class M1, 4.46% 6/25/33 (f)	8,335,000	8,375,317
Series 2003-2:
Class A2, 3.84% 8/25/33 (f)	228,269	229,139
Class M1, 4.34% 8/25/33 (f)	2,245,000	2,269,298
Series 2003-3:
Class A2, 3.82% 8/25/33 (f)	1,624,262	1,630,339
Class M1, 4.32% 8/25/33 (f)	8,185,000	8,266,814
Series 2003-4:
Class M1, 4.26% 10/25/33 (f)	3,415,000	3,440,384
Class M2, 5.36% 10/25/33 (f)	4,040,000	4,093,038
Series 2003-5:
Class A2, 3.81% 12/25/33 (f)	5,822,876	5,843,440
Class M1, 4.16% 12/25/33 (f)	3,175,000	3,192,660
Class M2, 5.19% 12/25/33 (f)	1,345,000	1,377,487
Series 2003-7 Class A2, 3.84% 3/25/34 (f)	3,430,379	3,438,503
Series 2004-2 Class A2, 3.75% 7/25/34 (f)	6,172,348	6,172,139
Series 2004-3:
Class M1, 4.03% 8/25/34 (f)	2,015,000	2,019,636
Class M2, 4.66% 8/25/34 (f)	2,200,000	2,237,373
Series 2004-4 Class A2, 3.78% 10/25/34 (f)	8,318,527	8,347,783
Series 2004-6 Class A2, 3.81% 12/25/34 (f)	9,249,309	9,278,715
Series 2004-7 Class A3, 3.85% 1/25/35 (f)	2,916,946	2,929,856
Asset-Backed Securities - continued
	Principal Amount	Value
Home Equity Asset Trust: - continued
Series 2005-1:
Class M1, 3.89% 5/25/35 (f)	$ 9,705,000	$ 9,697,565
Class M2, 3.91% 5/25/35 (f)	5,780,000	5,763,067
Class M3, 3.96% 5/25/35 (f)	5,825,000	5,808,344
Series 2005-2:
Class 2A2, 3.66% 7/25/35 (f)	13,170,000	13,163,182
Class M1, 3.91% 7/25/35 (f)	10,085,000	10,075,362
Series 2005-3 Class M1, 3.87% 8/25/35 (f)	9,450,000	9,434,700
Series 2005-5 Class 2A2, 3.65% 11/25/35 (d)(f)	15,000,000	14,968,605
Household Affinity Credit Card Master Note Trust I Series 2003-3 Class B, 3.6781% 8/15/08 (f)	10,000,000	10,018,071
Household Credit Card Master Trust I Series 2002-1 Class B, 4.0381% 7/15/08 (f)	22,589,000	22,608,682
Household Home Equity Loan Trust:
Series 2002-2 Class A, 3.73% 4/20/32 (f)	3,295,048	3,298,089
Series 2002-3 Class A, 3.88% 7/20/32 (f)	2,678,218	2,681,775
Series 2003-1 Class M, 4.06% 10/20/32 (f)	770,987	771,866
Series 2003-2:
Class A, 3.76% 9/20/33 (f)	2,892,082	2,897,777
Class M, 4.01% 9/20/33 (f)	1,360,000	1,362,941
Series 2004-1 Class M, 3.95% 9/20/33 (f)	2,708,464	2,713,597
Household Mortgage Loan Trust:
Series 2003-HC1 Class M, 4.08% 2/20/33 (f)	1,742,776	1,748,262
Series 2004-HC1:
Class A, 3.78% 2/20/34 (f)	5,083,992	5,096,702
Class M, 3.93% 2/20/34 (f)	3,073,800	3,073,443
Household Private Label Credit Card Master Note Trust I:
Series 2002-1 Class B, 3.9381% 1/18/11 (f)	8,850,000	8,867,619
Series 2002-2:
Class A, 3.5581% 1/18/11 (f)	9,000,000	9,012,218
Class B, 3.9381% 1/18/11 (f)	14,275,000	14,355,952
Series 2002-3 Class B, 4.6381% 9/15/09 (f)	4,150,000	4,159,262
Ikon Receivables Funding LLC Series 2003-1 Class A3A, 3.6213% 12/17/07 (f)	2,781,207	2,781,863
IXIS Real Estate Capital Trust Series 2005-HE1:
Class A1, 3.71% 6/25/35 (f)	11,646,350	11,645,706
Class M1, 3.93% 6/25/35 (f)	4,100,000	4,094,813
Class M2, 3.95% 6/25/35 (f)	2,775,000	2,766,003
Class M3, 3.98% 6/25/35 (f)	1,975,000	1,972,566
Keycorp Student Loan Trust Series 1999-A Class A2, 3.8% 12/27/09 (f)	16,169,548	16,224,493
Asset-Backed Securities - continued
	Principal Amount	Value
Long Beach Mortgage Loan Trust:
Series 2003-2:
Class AV, 3.78% 6/25/33 (f)	$ 253,078	$ 253,185
Class M1, 4.28% 6/25/33 (f)	19,500,000	19,626,153
Series 2003-3 Class M1, 4.21% 7/25/33 (f)	7,770,000	7,824,625
Series 2004-2:
Class M1, 3.99% 6/25/34 (f)	4,275,000	4,285,404
Class M2, 4.54% 6/25/34 (f)	1,400,000	1,416,723
Series 2005-2 Class 2A2, 3.64% 4/25/35 (f)	12,000,000	11,996,998
MASTR Asset Backed Securities Trust:
Series 2003-NC1:
Class M1, 4.19% 4/25/33 (f)	3,500,000	3,519,270
Class M2, 5.31% 4/25/33 (f)	1,500,000	1,534,429
Series 2004-FRE1 Class M1, 4.01% 7/25/34 (f)	5,223,000	5,238,948
MBNA Asset Backed Note Trust Series 2000-K Class C, 4.1881% 3/17/08 (c)(f)	7,250,000	7,258,700
MBNA Credit Card Master Note Trust:
Series 2001-B1 Class B1, 3.7631% 10/15/08 (f)	30,000,000	30,042,072
Series 2001-B2 Class B2, 3.7481% 1/15/09 (f)	30,353,000	30,429,933
Series 2002-B2 Class B2, 3.7681% 10/15/09 (f)	20,000,000	20,086,600
Series 2002-B3 Class B3, 3.7881% 1/15/08 (f)	15,000,000	15,000,470
Series 2002-B4 Class B4, 3.8881% 3/15/10 (f)	14,800,000	14,916,873
Series 2003-B2 Class B2, 3.7781% 10/15/10 (f)	1,530,000	1,545,569
Series 2003-B3 Class B3, 3.7631% 1/18/11 (f)	1,130,000	1,135,362
Series 2003-B5 Class B5, 3.7581% 2/15/11 (f)	705,000	710,447
MBNA Master Credit Card Trust II:
Series 1998-E Class B, 3.9288% 9/15/10 (f)	7,800,000	7,846,570
Series 1998-G Class B, 3.7881% 2/17/09 (f)	20,000,000	20,043,574
Meritage Mortgage Loan Trust Series 2004-1:
Class M1, 3.96% 7/25/34 (f)	2,125,000	2,124,911
Class M2, 4.01% 7/25/34 (f)	375,000	374,985
Class M3, 4.41% 7/25/34 (f)	775,000	774,967
Class M4, 4.56% 7/25/34 (f)	525,000	524,978
Merrill Lynch Mortgage Investors, Inc. Series 2003-HE1 Class M1, 4.16% 7/25/34 (f)	2,321,000	2,330,928
Morgan Stanley ABS Capital I, Inc.:
Series 2002-NC6 Class M2, 5.56% 11/25/32 (f)	2,370,000	2,441,680
Series 2003-NC5 Class M2, 5.46% 4/25/33 (f)	2,800,000	2,834,138
Series 2003-NC6 Class M2, 5.41% 6/27/33 (f)	12,835,000	13,180,825
Series 2003-NC7 Class M1, 4.16% 6/25/33 (f)	1,785,000	1,791,357
Series 2003-NC8 Class M1, 4.16% 9/25/33 (f)	2,350,000	2,363,472
Series 2004-HE6 Class A2, 3.8% 8/25/34 (f)	7,193,690	7,217,222
Series 2004-NC2 Class M1, 4.01% 12/25/33 (f)	2,595,000	2,599,359
Asset-Backed Securities - continued
	Principal Amount	Value
Morgan Stanley ABS Capital I, Inc.: - continued
Series 2004-NC6 Class A2, 3.8% 7/25/34 (f)	$ 3,163,358	$ 3,170,145
Series 2005-1:
Class M2, 3.93% 12/25/34 (f)	4,425,000	4,417,835
Class M3, 3.98% 12/25/34 (f)	4,000,000	3,998,266
Series 2005-HE1:
Class A3B, 3.68% 12/25/34 (f)	3,885,000	3,889,266
Class M1, 3.91% 12/25/34 (f)	1,100,000	1,102,253
Class M2, 3.93% 12/25/34 (f)	2,970,000	2,966,369
Series 2005-HE2:
Class M1, 3.86% 1/25/35 (f)	2,665,000	2,670,502
Class M2, 3.9% 1/25/35 (f)	1,900,000	1,893,810
Series 2005-NC1:
Class M1, 3.9% 1/25/35 (f)	2,425,000	2,432,731
Class M2, 3.93% 1/25/35 (f)	2,425,000	2,421,056
Class M3, 3.97% 1/25/35 (f)	2,425,000	2,425,850
Morgan Stanley Dean Witter Capital I Trust:
Series 2001-AM1:
Class M1, 4.31% 2/25/32 (f)	1,510,288	1,513,954
Class M2, 4.86% 2/25/32 (f)	7,146,795	7,171,201
Series 2001-NC4:
Class M1, 4.46% 1/25/32 (f)	3,827,881	3,841,816
Series 2002-AM3 Class A3, 3.95% 2/25/33 (f)	1,426,624	1,430,581
Series 2002-HE1 Class M1, 4.06% 7/25/32 (f)	5,860,000	5,893,149
Series 2002-HE2 Class M1, 4.16% 8/25/32 (f)	9,925,000	9,970,606
Series 2002-NC3 Class A3, 3.8% 8/25/32 (f)	396,299	397,573
Series 2002-OP1 Class M1, 4.21% 9/25/32 (f)	3,894,745	3,917,849
Series 2003-NC1:
Class M1, 4.51% 11/25/32 (f)	2,555,000	2,572,380
Class M2, 5.51% 11/25/32 (f)	1,880,000	1,899,041
New Century Home Equity Loan Trust:
Series 2003-2:
Class A2, 3.89% 1/25/33 (f)	341,254	341,436
Class M2, 5.46% 1/25/33 (f)	4,600,000	4,667,174
Series 2003-6 Class M1, 4.18% 1/25/34 (f)	5,180,000	5,202,952
Series 2005-1:
Class M1, 3.91% 3/25/35 (f)	4,395,000	4,392,950
Class M2, 3.94% 3/25/35 (f)	4,395,000	4,384,834
Class M3, 3.98% 3/25/35 (f)	2,120,000	2,120,796
Nissan Auto Lease Trust:
Series 2003-A Class A3A, 3.5281% 6/15/09 (f)	13,621,752	13,633,434
Series 2004-A Class A4A, 3.4581% 6/15/10 (f)	10,570,000	10,582,978
Asset-Backed Securities - continued
	Principal Amount	Value
NovaStar Home Equity Loan Series 2004-1:
Class M1, 3.91% 6/25/34 (f)	$ 1,450,000	$ 1,451,222
Class M4, 4.435% 6/25/34 (f)	2,435,000	2,439,150
Ocala Funding LLC Series 2005-1A Class A, 4.93% 3/20/10 (c)(f)	3,675,000	3,675,000
Ownit Mortgage Loan Asste-Backed Certificates Series 2005-3 Class A2A, 3.5% 6/25/36 (f)	15,500,000	15,500,000
Park Place Securities, Inc.:
Series 2004-WCW1:
Class M1, 4.09% 9/25/34 (f)	3,745,000	3,756,721
Class M2, 4.14% 9/25/34 (f)	1,755,000	1,764,326
Class M3, 4.71% 9/25/34 (f)	3,355,000	3,396,745
Class M4, 4.91% 9/25/34 (f)	4,700,000	4,767,614
Series 2004-WCW2 Class A2, 3.84% 10/25/34 (f)	7,952,623	7,976,111
Series 2005-WCH1:
Class A3B, 3.68% 1/25/35 (f)	2,775,000	2,779,908
Class M2, 3.98% 1/25/35 (f)	4,175,000	4,166,539
Class M3, 4.02% 1/25/35 (f)	3,290,000	3,292,599
Class M5, 4.34% 1/25/35 (f)	3,095,000	3,104,620
Series 2005-WHQ2 Class M7, 4.71% 5/25/35 (f)	5,950,000	5,930,787
People's Choice Home Loan Securities Trust Series 2005-2:
Class A1, 3.57% 9/25/24 (f)	7,475,790	7,475,790
Class M4, 4.09% 5/25/35 (f)	6,000,000	6,000,000
Providian Gateway Master Trust Series 2002-B Class A, 4.0881% 6/15/09 (c)(f)	15,000,000	15,039,393
Residental Asset Securities Corp.:
Series 2005-KS4 Class M2, 4.04% 4/25/35 (f)	1,040,000	1,037,610
Series 2005-KS7 Class A1, 3.4781% 8/25/35 (f)	10,515,000	10,512,897
Residential Asset Mortgage Products, Inc. Series 2004-RS10 Class MII2, 4.71% 10/25/34 (f)	5,500,000	5,566,857
Salomon Brothers Mortgage Securities VII, Inc. Series 2003-HE1 Class A, 3.86% 4/25/33 (f)	818,316	822,076
Saxon Asset Securities Trust:
Series 2004-1 Class M1, 3.99% 3/25/35 (f)	4,415,000	4,413,887
Series 2004-2 Class MV1, 4.04% 8/25/35 (f)	4,495,000	4,501,043
Sears Credit Account Master Trust II:
Series 2001-1 Class B, 3.8131% 2/15/10 (f)	10,000,000	9,987,143
Series 2002-4:
Class A, 3.5181% 8/18/09 (f)	27,000,000	26,999,603
Class B, 3.8131% 8/18/09 (f)	33,300,000	33,301,149
Series 2002-5 Class B, 4.6381% 11/17/09 (f)	30,000,000	30,062,976
Asset-Backed Securities - continued
	Principal Amount	Value
Securitized Asset Backed Receivables LLC Trust Series 2004-NC1 Class M1, 3.98% 2/25/34 (f)	$ 2,910,000	$ 2,909,256
Specialty Underwriting & Residential Finance Series 2003-BC4 Class M1, 4.06% 11/25/34 (f)	1,810,000	1,818,452
Structured Asset Securities Corp. Series 2004-GEL1 Class A, 3.82% 2/25/34 (f)	1,043,424	1,043,422
Superior Wholesale Inventory Financing Trust VII Series 2003-A8 Class CTFS, 3.8381% 3/15/11 (c)(f)	10,835,000	10,828,228
Superior Wholesale Inventory Financing Trust XII Series 2005-A12 Class C, 4.46% 6/15/10 (f)	6,840,000	6,839,945
Terwin Mortgage Trust:
Series 2003-4HE Class A1, 3.89% 9/25/34 (f)	2,878,990	2,894,593
Series 2003-6HE Class A1, 3.93% 11/25/33 (f)	1,784,384	1,788,543
Series 2005-14HE Class AF1, 3.9753% 7/25/36 (d)(f)	8,635,000	8,633,296
TOTAL ASSET-BACKED SECURITIES (Cost $2,293,954,229)		2,300,747,332
Collateralized Mortgage Obligations - 16.9%

Private Sponsor - 13.7%
Adjustable Rate Mortgage Trust floater:
Series 2004-2 Class 7A3, 3.86% 2/25/35 (f)	9,374,471	9,396,037
Series 2004-4 Class 5A2, 3.86% 3/25/35 (f)	3,780,419	3,787,953
Series 2005-1 Class 5A2, 3.79% 5/25/35 (f)	6,187,250	6,191,166
Series 2005-2:
Class 6A2, 3.74% 6/25/35 (f)	2,930,592	2,932,491
Class 6M2, 3.94% 6/25/35 (f)	10,145,000	10,145,010
Series 2005-3 Class 8A2, 3.7% 7/25/35 (f)	19,199,197	19,211,695
Series 2005-4 Class 7A2, 3.69% 8/25/35 (f)	9,011,457	9,003,527
Series 2005-8 Class 7A2, 3.77% 11/25/35 (f)	7,660,000	7,660,000
Bear Stearns Alt-A Trust floater:
Series 2005-1 Class A1, 3.74% 1/25/35 (f)	20,354,186	20,354,186
Series 2005-2 Class 1A1, 3.71% 3/25/35 (f)	14,961,065	14,961,065
Series 2005-5 Class 1A1, 3.68% 7/25/35 (f)	18,707,862	18,696,170
Countrywide Alternative Loan Trust planned amortization class Series 2003-5T2 Class A2, 3.86% 5/25/33 (f)	5,545,033	5,548,017
Countrywide Home Loans, Inc. floater:
Series 2004-16 Class A1, 3.86% 9/25/34 (f)	10,335,456	10,325,843
Series 2005-1 Class 2A1, 3.75% 3/25/35 (f)	14,617,171	14,617,171
CS First Boston Mortgage Securities Corp. floater:
Series 2004-AR2 Class 6A1, 3.86% 3/25/34 (f)	5,338,263	5,334,945
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
Private Sponsor - continued
CS First Boston Mortgage Securities Corp. floater: - continued
Series 2004-AR3 Class 6A2, 3.83% 4/25/34 (f)	$ 2,226,193	$ 2,228,162
Series 2004-AR4 Class 5A2, 3.83% 5/25/34 (f)	2,066,310	2,065,052
Series 2004-AR5 Class 11A2, 3.83% 6/25/34 (f)	2,987,552	2,981,472
Series 2004-AR6 Class 9A2, 3.83% 10/25/34 (f)	3,981,028	3,983,412
Series 2004-AR7 Class 6A2, 3.84% 8/25/34 (f)	5,801,660	5,806,785
Series 2004-AR8 Class 8A2, 3.84% 9/25/34 (f)	4,630,225	4,638,807
First Horizon Mortgage Passthru Trust floater Series 2004-FL1 Class 2A1, 3.95% 12/25/34 (f)	4,384,853	4,379,779
Granite Master Issuer PLC floater:
Series 2005-1:
Class A3, 3.51% 12/21/24 (f)	5,300,000	5,299,006
Class B1, 3.56% 12/20/54 (f)	7,050,000	7,047,577
Class M1, 3.66% 12/20/54 (f)	5,300,000	5,298,178
Series 2005-2 Class C1, 3.7857% 12/20/54 (f)	7,975,000	7,972,508
Granite Mortgages PLC floater:
Series 2004-1:
Class 1B, 3.64% 3/20/44 (f)	1,415,000	1,414,844
Class 1C, 4.33% 3/20/44 (f)	4,075,000	4,091,219
Class 1M, 3.84% 3/20/44 (f)	4,935,000	4,938,751
Series 2004-2:
Class 1A2, 3.5% 6/20/28 (f)	5,384,259	5,384,932
Class 1B, 3.6% 6/20/44 (f)	1,018,055	1,018,309
Class 1C, 4.13% 6/20/44 (f)	3,706,295	3,713,918
Class 1M, 3.71% 6/20/44 (f)	2,722,846	2,724,205
Series 2004-3:
Class 1B, 3.59% 9/20/44 (f)	2,100,000	2,100,210
Class 1C, 4.02% 9/20/44 (f)	5,415,000	5,426,913
Class 1M, 3.7% 9/20/44 (f)	1,200,000	1,200,360
Harborview Mortgage Loan Trust floater Series 2005-2 Class 2A1A, 3.6369% 5/19/35 (f)	11,690,145	11,648,134
Holmes Financing No. 7 PLC floater Series 2 Class M, 4.3988% 7/15/40 (f)	2,560,000	2,564,912
Holmes Financing No. 8 PLC floater Series 2:
Class A, 3.6788% 4/15/11 (f)	25,000,000	25,000,000
Class B, 3.7688% 7/15/40 (f)	2,695,000	2,696,684
Class C, 4.3188% 7/15/40 (f)	10,280,000	10,328,193
Home Equity Asset Trust floater Series 2005-3 Class 2A1, 3.55% 8/25/35 (f)	7,268,025	7,266,230
Homestar Mortgage Acceptance Corp. floater Series 2004-5 Class A1, 3.91% 10/25/34 (f)	4,495,430	4,509,337
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
Private Sponsor - continued
Impac CMB Trust floater:
Series 2004-11 Class 2A2, 3.83% 3/25/35 (f)	$ 8,638,669	$ 8,636,982
Series 2004-6 Class 1A2, 3.85% 10/25/34 (f)	3,481,529	3,487,748
Series 2005-1:
Class M1, 3.92% 4/25/35 (f)	3,223,929	3,220,529
Class M2, 3.96% 4/25/35 (f)	5,644,146	5,639,516
Class M3, 3.99% 4/25/35 (f)	1,384,927	1,383,466
Class M4, 4.21% 4/25/35 (f)	817,334	818,164
Class M5, 4.23% 4/25/35 (f)	817,334	817,174
Class M6, 4.28% 4/25/35 (f)	1,307,734	1,307,479
Series 2005-2 Class 1A2, 3.77% 4/25/35 (f)	13,211,515	13,201,194
Series 2005-3 Class A1, 3.7% 8/25/35 (f)	15,176,045	15,149,962
Series 2005-4 Class 1B1, 4.76% 6/25/35 (f)	5,306,886	5,282,839
Lehman Structured Securities Corp. floater Series 2005-1 Class A2, 3.67% 9/26/45 (c)(f)	16,153,164	16,153,164
MASTR Adjustable Rate Mortgages Trust:
floater Series 2005-1 Class 1A1, 3.73% 3/25/35 (f)	13,405,372	13,396,993
Series 2004-6 Class 4A2, 4.1729% 7/25/34 (f)	5,969,000	5,946,582
Merrill Lynch Mortgage Investors, Inc. floater:
Series 2003-A Class 2A1, 3.85% 3/25/28 (f)	8,079,308	8,122,924
Series 2003-B Class A1, 3.8% 4/25/28 (f)	7,852,610	7,898,403
Series 2003-D Class A, 3.77% 8/25/28 (f)	7,479,616	7,494,804
Series 2003-E Class A2, 3.4425% 10/25/28 (f)	10,687,128	10,687,143
Series 2003-F Class A2, 3.7075% 10/25/28 (f)	12,892,959	12,891,486
Series 2004-A Class A2, 3.6175% 4/25/29 (f)	11,584,437	11,556,917
Series 2004-B Class A2, 3.79% 6/25/29 (f)	8,952,030	8,930,464
Series 2004-C Class A2, 3.95% 7/25/29 (f)	12,856,157	12,825,407
Series 2004-D Class A2, 3.4725% 9/25/29 (f)	9,971,432	9,974,033
Series 2004-E:
Class A2B, 3.7275% 11/25/29 (f)	8,523,921	8,502,874
Class A2D, 3.9175% 11/25/29 (f)	1,982,307	1,991,830
Series 2004-G Class A2, 3.95% 11/25/29 (f)	3,854,828	3,854,422
Series 2005-A Class A2, 3.38% 2/25/30 (f)	10,800,867	10,785,319
Mortgage Asset Backed Securities Trust floater Series 2002-NC1 Class M1, 4.31% 10/25/32 (f)	4,538,551	4,555,535
MortgageIT Trust floater:
Series 2004-2:
Class A1, 3.83% 12/25/34 (f)	4,920,628	4,927,758
Class A2, 3.91% 12/25/34 (f)	6,656,800	6,696,298
Series 2005-2 Class 1A1, 3.72% 5/25/35 (f)	5,093,718	5,097,498
Opteum Mortgage Acceptance Corp. floater Series 2005-3 Class APT, 3.75% 6/25/35 (f)	19,112,336	19,123,533
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
Private Sponsor - continued
Permanent Financing No. 1 PLC floater Series 1 Class 2C, 4.5594% 6/10/42 (f)	$ 1,745,000	$ 1,749,384
Permanent Financing No. 3 PLC floater Series 2 Class C, 4.4294% 6/10/42 (f)	4,845,000	4,893,450
Permanent Financing No. 4 PLC floater Series 2 Class C, 4.0994% 6/10/42 (f)	15,400,000	15,475,306
Permanent Financing No. 5 PLC floater:
Series 2 Class C, 4.0294% 6/10/42 (f)	4,215,000	4,234,760
Series 3 Class C, 4.1994% 6/10/42 (f)	8,890,000	8,967,788
Permanent Financing No. 6 PLC floater Series 6:
Class 1C, 3.7294% 6/10/42 (f)	4,000,000	4,000,572
Class 2C, 3.8294% 6/10/42 (f)	5,350,000	5,352,343
Permanent Financing No. 7 PLC floater Series 7:
Class 1B, 3.4694% 6/10/42 (f)	2,000,000	1,999,375
Class 1C, 3.6594% 6/10/42 (f)	3,840,000	3,838,800
Class 2C, 3.7094% 6/10/42 (f)	8,065,000	8,054,919
Permanent Financing No. 8 PLC floater Series 8:
Class 1C, 3.7475% 6/10/42 (f)	7,165,000	7,162,621
Class 2C, 3.8175% 6/10/42 (f)	9,945,000	9,941,688
Residential Asset Mortgage Products, Inc. sequential pay Series 2003-SL1 Class A31, 7.125% 4/25/31	4,643,507	4,727,342
Residential Finance LP/Residential Finance Development Corp. floater Series 2003-A:
Class B4, 5.15% 3/10/35 (c)(f)	5,492,986	5,575,381
Class B5, 5.7% 3/10/35 (c)(f)	5,684,725	5,811,417
Residential Funding Securities Corp.:
Series 2003-RP1 Class A1, 3.96% 11/25/34 (f)	2,829,110	2,840,739
Series 2003-RP2 Class A1, 3.93% 6/25/33 (c)(f)	3,866,185	3,881,108
Sequoia Mortgage Trust floater:
Series 2003-5 Class A2, 3.41% 9/20/33 (f)	10,999,101	10,996,236
Series 2003-7 Class A2, 2.885% 1/20/34 (f)	9,577,708	9,569,385
Series 2004-1 Class A, 4.15% 2/20/34 (f)	6,379,791	6,373,993
Series 2004-10 Class A4, 3.6681% 11/20/34 (f)	10,424,803	10,408,138
Series 2004-3 Class A, 3.5463% 5/20/34 (f)	10,662,486	10,588,333
Series 2004-4 Class A, 3.5881% 5/20/34 (f)	13,430,919	13,399,990
Series 2004-5 Class A3, 3.77% 6/20/34 (f)	8,904,038	8,897,082
Series 2004-6:
Class A3A, 4.1475% 6/20/35 (f)	8,182,127	8,176,739
Class A3B, 3.16% 7/20/34 (f)	1,022,766	1,021,950
Series 2004-7:
Class A3A, 3.2275% 8/20/34 (f)	7,642,675	7,636,475
Class A3B, 3.4525% 7/20/34 (f)	1,375,260	1,380,167
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
Private Sponsor - continued
Sequoia Mortgage Trust floater: - continued
Series 2004-8 Class A2, 3.45% 9/20/34 (f)	$ 14,155,710	$ 14,148,404
Series 2005-1 Class A2, 3.68% 2/20/35 (f)	7,355,282	7,354,362
Series 2005-2 Class A2, 3.36% 3/20/35 (f)	13,876,523	13,876,523
Series 2005-3 Class A1, 3.46% 5/20/35 (f)	9,217,677	9,217,677
Structured Adjustable Rate Mortgage Loan Trust floater Series 2001-14 Class A1, 3.77% 7/25/35 (f)	11,201,095	11,201,095
Structured Asset Securities Corp. floater Series 2004-NP1 Class A, 3.86% 9/25/33 (c)(f)	2,553,470	2,555,084
Thornburg Mortgage Securities Trust floater Series 2004-3 Class A, 3.83% 9/25/34 (f)	22,068,069	22,129,394
WAMU Mortgage pass thru certificates:
floater Series 2005-AR6 Class 2A-1A, 3.5448% 4/25/45 (f)	6,133,307	6,133,607
Series 2005 AR11 Class A1C1, 3.6675% 8/25/40 (d)(f)	14,400,000	14,400,000
Wells Fargo Mortgage Backed Securities Trust:
Series 2004-M Class A3, 4.7024% 8/25/34 (f)	19,880,000	19,789,156
Series 2005-AR12 Class 2A1, 4.322% 7/25/35 (f)	31,674,772	31,407,532
TOTAL PRIVATE SPONSOR		895,419,920
U.S. Government Agency - 3.2%
Fannie Mae:
floater:
Series 2000-38 Class F, 3.76% 11/18/30 (f)	1,103,802	1,112,055
Series 2000-40 Class FA, 3.8144% 7/25/30 (f)	2,487,156	2,498,099
Series 2002-89 Class F, 3.6144% 1/25/33 (f)	3,630,895	3,636,484
target amortization class Series G94-2 Class D, 6.45% 1/25/24	4,732,822	4,849,182
Fannie Mae guaranteed REMIC pass thru certificates:
floater:
Series 2001-34 Class FR, 3.66% 8/18/31 (f)	2,500,934	2,508,899
Series 2001-44 Class FB, 3.6144% 9/25/31 (f)	2,262,040	2,268,738
Series 2001-46 Class F, 3.66% 9/18/31 (f)	6,514,676	6,552,090
Series 2002-11 Class QF, 3.8144% 3/25/32 (f)	4,517,951	4,551,812
Series 2002-36 Class FT, 3.8144% 6/25/32 (f)	1,503,724	1,516,521
Series 2002-64 Class FE, 3.61% 10/18/32 (f)	2,256,514	2,266,981
Series 2002-65 Class FA, 3.6144% 10/25/17 (f)	2,585,370	2,590,545
Series 2002-74 Class FV, 3.7644% 11/25/32 (f)	8,360,131	8,420,920
Series 2003-11:
Class DF, 3.7644% 2/25/33 (f)	3,173,455	3,195,574
Class EF, 3.7644% 2/25/33 (f)	2,602,157	2,612,658
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
U.S. Government Agency - continued
Fannie Mae guaranteed REMIC pass thru certificates: - continued
floater:
Series 2003-63 Class F1, 3.6144% 11/25/27 (f)	$ 6,387,368	$ 6,390,916
planned amortization class:
Series 1998-63 Class PG, 6% 3/25/27	1,212,661	1,212,198
Series 2001-62 Class PG, 6.5% 10/25/30	4,183,652	4,194,964
Series 2001-76 Class UB, 5.5% 10/25/13	1,378,221	1,379,002
Series 2002-16 Class QD, 5.5% 6/25/14	345,479	346,552
Series 2002-28 Class PJ, 6.5% 3/25/31	4,950,777	4,957,813
Series 2002-8 Class PD, 6.5% 7/25/30	3,569,878	3,584,870
Freddie Mac:
floater Series 2510 Class FE, 3.7881% 10/15/32 (f)	5,998,150	6,032,418
planned amortization class:
Series 2091 Class PP, 6% 2/15/27	1,286,641	1,286,029
Series 2353 Class PC, 6.5% 9/15/15	1,363,169	1,366,992
Freddie Mac Manufactured Housing participation certificates guaranteed floater Series 2338 Class FJ, 3.5881% 7/15/31 (f)	5,197,631	5,199,968
Freddie Mac Multi-class participation certificates guaranteed:
floater:
Series 2474 Class FJ, 3.7381% 7/15/17 (f)	4,556,922	4,564,198
Series 2526 Class FC, 3.7881% 11/15/32 (f)	3,597,778	3,616,182
Series 2538 Class FB, 3.7881% 12/15/32 (f)	6,607,741	6,651,155
Series 2551 Class FH, 3.8381% 1/15/33 (f)	3,358,821	3,373,027
planned amortization class:
Series 2136 Class PE, 6% 1/15/28	12,190,349	12,248,248
Series 2394 Class ND, 6% 6/15/27	1,550,172	1,553,415
Series 2395 Class PE, 6% 2/15/30	5,961,413	6,000,327
Series 2398 Class DK, 6.5% 1/15/31	372,760	373,347
Series 2410 Class ML, 6.5% 12/15/30	2,168,673	2,179,211
Series 2420 Class BE, 6.5% 12/15/30	2,595,889	2,604,122
Series 2443 Class TD, 6.5% 10/15/30	2,962,497	2,977,827
Series 2461 Class PG, 6.5% 1/15/31	2,737,118	2,773,721
Series 2466 Class EC, 6% 10/15/27	257,483	257,163
Series 2483 Class DC, 5.5% 7/15/14	1,861,588	1,861,466
Series 2556 Class PM, 5.5% 2/15/16	1,160,963	1,159,984
Series 2776 Class UJ, 4.5% 5/15/20 (g)	7,104,375	367,384
Series 2828 Class JA, 4.5% 1/15/10	11,880,000	11,903,044
sequential pay:
Series 2430 Class ZE, 6.5% 8/15/27	648,803	649,120
Series 2480 Class QW, 5.75% 2/15/30	871,905	871,370
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
U.S. Government Agency - continued
Freddie Mac Multi-class participation certificates guaranteed: - continued
Series 2406:
Class FP, 4.3681% 1/15/32 (f)	$ 10,270,000	$ 10,502,819
Class PF, 4.3681% 12/15/31 (f)	8,125,000	8,337,955
Series 2410 Class PF, 4.3681% 2/15/32 (f)	18,644,444	19,070,154
Ginnie Mae guaranteed REMIC pass thru securities floater:
Series 2001-46 Class FB, 3.7381% 5/16/23 (f)	2,988,811	3,001,292
Series 2001-50 Class FV, 3.5881% 9/16/27 (f)	9,114,548	9,113,939
Series 2002-24 Class FX, 3.9381% 4/16/32 (f)	2,630,687	2,652,779
Series 2002-31 Class FW, 3.7881% 6/16/31 (f)	3,614,097	3,633,687
Series 2002-5 Class KF, 3.7881% 8/16/26 (f)	617,815	618,278
TOTAL U.S. GOVERNMENT AGENCY		207,447,494
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $1,104,119,465)		1,102,867,414
Commercial Mortgage Securities - 5.8%

1301 Avenue of The Americas Trust Series 2000-1301:
Class C, 7.44% 8/3/10 (c)(f)	5,025,000	5,024,881
Class D, 7.54% 8/3/10 (c)(f)	6,695,000	6,694,844
Banc of America Large Loan, Inc. floater:
Series 2003-BBA2 Class A3, 3.7081% 11/15/15 (c)(f)	5,038,226	5,041,400
Series 2005-BOCA:
Class H, 4.3381% 12/15/16 (c)(f)	2,065,000	2,061,834
Class J, 4.4881% 12/15/16 (c)(f)	1,020,000	1,018,438
Class K, 4.7381% 12/15/16 (c)(f)	6,659,000	6,650,611
Bayview Commercial Asset Trust floater:
Series 2003-1 Class A, 4.04% 8/25/33 (c)(f)	6,644,316	6,723,250
Series 2003-2:
Class A, 4.04% 12/25/33 (c)(f)	13,522,369	13,687,661
Class M1, 4.31% 12/25/33 (c)(f)	2,200,548	2,236,841
Series 2004-1:
Class A, 3.82% 4/25/34 (c)(f)	6,403,472	6,414,728
Class B, 5.36% 4/25/34 (c)(f)	665,296	672,910
Class M1, 4.02% 4/25/34 (c)(f)	582,134	584,681
Class M2, 4.66% 4/25/34 (c)(f)	498,972	504,819
Commercial Mortgage Securities - continued
	Principal Amount	Value
Bayview Commercial Asset Trust floater: - continued
Series 2004-2:
Class A, 3.89% 8/25/34 (c)(f)	$ 6,299,807	$ 6,330,814
Class M1, 4.04% 8/25/34 (c)(f)	2,031,330	2,039,265
Series 2004-3:
Class A1, 3.83% 1/25/35 (c)(f)	6,582,479	6,605,519
Class A2, 3.88% 1/25/35 (c)(f)	914,869	918,092
Class M1, 3.96% 1/25/35 (c)(f)	1,097,080	1,098,564
Class M2, 4.46% 1/25/35 (c)(f)	715,487	719,742
Series 2005-2A:
Class M1, 3.73% 8/25/35 (c)(f)	1,297,812	1,297,812
Class M2, 3.78% 8/25/35 (c)(f)	2,136,399	2,136,399
Class M3, 3.8% 8/25/35 (c)(f)	1,183,006	1,183,006
Class M4, 3.91% 8/25/35 (c)(f)	1,088,166	1,088,166
Bear Stearns Commercial Mortgage Securities, Inc. floater:
Series 2003-BA1A:
Class JFCM, 4.98% 4/14/15 (c)(f)	1,344,296	1,350,087
Class JMM, 4.88% 4/14/15 (c)(f)	1,384,053	1,385,065
Class KFCM, 5.23% 4/14/15 (c)(f)	1,436,661	1,443,179
Class KMM, 5.13% 4/14/15 (c)(f)	1,253,767	1,254,776
Class LFCM, 5.63% 4/14/15 (c)(f)	1,601,905	1,602,545
Class MFCM, 5.93% 4/14/15 (c)(f)	2,218,251	2,219,234
Series 2004-BBA3 Class E, 4.0881% 6/15/17 (c)(f)	10,415,000	10,415,949
Chase Commercial Mortgage Securities Corp. floater Series 2000-FL1A:
Class B, 3.81% 12/12/13 (c)(f)	896,672	897,536
Class C, 4.16% 12/12/13 (c)(f)	1,793,345	1,801,374
COMM floater:
Series 2001-FL5A Class E, 4.8881% 11/15/13 (c)(f)	3,049,546	3,048,573
Series 2002-FL6:
Class F, 4.8381% 6/14/14 (c)(f)	11,163,000	11,190,451
Class G, 5.2881% 6/14/14 (c)(f)	5,000,000	5,000,444
Series 2003-FL9 Class B, 3.8881% 11/15/15 (c)(f)	10,354,700	10,383,149
Commercial Mortgage pass thru certificates floater:
Series 2004-CNL:
Class A2, 3.6881% 9/15/14 (c)(f)	3,570,000	3,573,440
Class G, 4.3681% 9/15/14 (c)(f)	1,345,000	1,345,538
Class H, 4.4681% 9/15/14 (c)(f)	1,430,000	1,430,571
Class J, 4.9881% 9/15/14 (c)(f)	490,000	491,560
Class K, 5.3881% 9/15/14 (c)(f)	770,000	771,587
Class L, 5.5881% 9/15/14 (c)(f)	625,000	624,693
Commercial Mortgage Securities - continued
	Principal Amount	Value
Commercial Mortgage pass thru certificates floater: - continued
Series 2004-HTL1:
Class B, 3.8381% 7/15/16 (c)(f)	$ 495,379	$ 495,732
Class D, 3.9381% 7/15/16 (c)(f)	1,125,628	1,125,788
Class E, 4.1381% 7/15/16 (c)(f)	805,726	806,031
Class F, 4.1881% 7/15/16 (c)(f)	852,671	853,207
Class H, 4.6881% 7/15/16 (c)(f)	2,472,312	2,473,143
Class J, 4.8381% 7/15/16 (c)(f)	950,314	950,633
Class K, 5.7381% 7/15/16 (c)(f)	1,069,720	1,069,257
Commercial Mortgage Pass-Through Certificates floater Series 2005-F10A:
Class B, 3.6181% 4/15/17 (c)(f)	7,080,000	7,080,000
Class C, 3.6581% 4/15/17 (c)(f)	3,006,000	3,006,000
Class D, 3.6981% 4/15/17 (c)(f)	2,440,000	2,440,000
Class E, 3.7581% 4/15/17 (c)(f)	1,821,000	1,821,000
Class F, 3.7981% 4/15/17 (c)(f)	1,035,000	1,035,000
Class G, 3.9381% 4/15/17 (c)(f)	1,035,000	1,035,000
Class H, 4.0081% 4/15/17 (c)(f)	1,035,000	1,035,000
Class I, 4.2381% 4/15/17 (c)(f)	335,000	335,000
Class MOA3, 3.6881% 3/15/20 (c)(f)	4,590,000	4,590,000
CS First Boston Mortgage Securities Corp.:
floater:
Series 2001-TFLA Class G, 5.1381% 12/15/11 (c)(f)	3,720,000	3,702,795
Series 2002-TFLA Class C, 3.9688% 11/18/12 (c)(f)	3,675,000	3,674,923
Series 2003-TF2A Class A2, 3.7081% 11/15/14 (c)(f)	9,500,000	9,507,100
Series 2004-FL1 Class B, 3.8381% 5/15/14 (c)(f)	11,230,000	11,235,571
Series 2004-HC1:
Class A2, 3.8881% 12/15/21 (c)(f)	1,475,000	1,474,997
Class B, 4.1381% 12/15/21 (c)(f)	3,835,000	3,834,992
Series 2004-TF2A Class E, 3.8081% 11/15/19 (c)(f)	4,450,000	4,456,884
Series 2004-TFL1:
Class A2, 3.5781% 2/15/14 (c)(f)	7,005,000	7,007,087
Class E, 3.9381% 2/15/14 (c)(f)	2,800,000	2,806,033
Class F, 3.9881% 2/15/14 (c)(f)	2,325,000	2,330,394
Class G, 4.2381% 2/15/14 (c)(f)	1,875,000	1,880,617
Class H, 4.4881% 2/15/14 (c)(f)	1,400,000	1,403,733
Class J, 4.7881% 2/15/14 (c)(f)	750,000	753,724
Commercial Mortgage Securities - continued
	Principal Amount	Value
CS First Boston Mortgage Securities Corp.: - continued
Series 2005-TF2A Class F, 3.8881% 11/15/19 (c)(f)	$ 1,540,000	$ 1,542,381
Series 2005-TFLA:
Class C, 3.6281% 2/15/20 (c)(f)	5,650,000	5,649,989
Class E, 3.7181% 2/15/20 (c)(f)	3,955,000	3,954,992
Class F, 3.7681% 2/15/20 (c)(f)	1,745,000	1,744,997
Class G, 3.9081% 2/15/20 (c)(f)	505,000	504,998
Class H, 4.1381% 2/15/20 (c)(f)	715,000	714,998
sequential pay Series 1997-C2 Class A2, 6.52% 1/17/35	518,675	522,823
Series 2003-TFLA Class G, 3.7357% 4/15/13 (c)(f)	446,933	445,553
GMAC Commercial Mortgage Securities, Inc. floater Series 2001-FL1A Class E, 4.2% 2/11/11 (c)(f)	264,524	264,175
GS Mortgage Securities Corp. II floater Series 2005-FL7A Class A1, 3.5% 11/6/19 (c)(f)	10,526,054	10,527,180
ISTAR Asset Receivables Trust floater Series 2002-1A Class A2, 3.8613% 5/28/20 (c)(f)	2,727,545	2,728,117
John Hancock Tower Mortgage Trust floater Series 2003-C5A Class B, 5.6585% 4/10/15 (c)(f)	8,245,000	8,150,339
JP Morgan Chase Commercial Mortgage Security Corp.:
floater Series 2005-FL1A:
Class WH, 3.97% 6/15/19 (c)(f)	3,325,000	3,325,100
Class WJ, 4.17% 6/15/19 (c)(f)	2,045,000	2,045,061
Class WK, 4.57% 6/15/19 (c)(f)	3,065,000	3,065,092
Series 2005-FL1A Class WX1, 1.2068% 6/15/19 (c)(f)(g)	240,000,000	2,596,800
Lehman Brothers Floating Rate Commercial Mortgage Trust:
floater:
Series 2003-C4A:
Class F, 5.6% 7/11/15 (c)(f)	813,387	813,822
Class H, 6.35% 7/11/15 (c)(f)	8,267,264	8,287,932
Series 2003-LLFA:
Class A2, 3.77% 12/16/14 (c)(f)	11,700,000	11,707,744
Class B, 3.98% 12/16/14 (c)(f)	4,615,000	4,626,299
Class C, 4.08% 12/16/14 (c)(f)	4,982,000	4,997,311
Series 2005-LLFA Class FAIR, 5.1138% 7/15/19 (c)(d)(f)	4,360,000	4,360,000
Morgan Stanley Dean Witter Capital I Trust floater Series 2002-XLF Class F, 5.49% 8/5/14 (c)(f)	7,603,983	7,603,972
Commercial Mortgage Securities - continued
	Principal Amount	Value
Salomon Brothers Mortgage Securities VII, Inc.:
floater:
Series 2001-CDCA:
Class C, 4.1881% 2/15/13 (c)(f)	$ 10,495,000	$ 10,291,568
Class D, 4.1881% 2/15/13 (c)(f)	4,000,000	3,891,288
Series 2003-CDCA:
Class HEXB, 5.2881% 2/15/15 (c)(f)	770,000	771,001
Class JEXB, 5.4881% 2/15/15 (c)(f)	1,300,000	1,301,690
Class KEXB, 5.8881% 2/15/15 (c)(f)	960,000	961,248
Series 2000-NL1 Class E, 7.0607% 10/15/30 (c)(f)	3,657,956	3,672,236
SDG Macerich Properties LP floater Series 2000-1 Class A3, 3.7281% 5/15/09 (c)(f)	18,000,000	18,008,086
STRIPS III Ltd./STRIPS III Corp. floater Series 2004-1A Class A, 3.78% 3/24/18 (c)(f)	7,263,029	7,263,029
Wachovia Bank Commercial Mortgage Trust floater:
Series 2004-WHL3:
Class A2, 3.5681% 3/15/14 (c)(f)	3,510,000	3,511,290
Class E, 3.8881% 3/15/14 (c)(f)	2,190,000	2,192,749
Class F, 3.9381% 3/15/14 (c)(f)	1,755,000	1,757,120
Class G, 4% 3/15/14 (c)(f)	875,000	876,363
Series 2005-WL5A:
Class KHP1, 3.7381% 1/15/18 (c)(f)	1,745,000	1,745,000
Class KHP2, 3.9381% 1/15/18 (c)(f)	1,745,000	1,745,000
Class KHP3, 4.2381% 1/15/18 (c)(f)	2,060,000	2,060,000
Class KHP4, 4.3381% 1/15/18 (c)(f)	1,600,000	1,600,000
Class KHP5, 4.5381% 1/15/18 (c)(f)	1,855,000	1,855,000
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $378,363,353)		378,866,012
Interfund Loans - 0.1%

With Fidelity Equity-Income Fund, at 3.43442% due 8/1/05 (b) (Cost $8,443,000)	8,443,000	8,443,000
Cash Equivalents - 40.4%
	Maturity Amount	Value
Investments in repurchase agreements (Collateralized by U.S. Government Obligations, in a joint trading account at 3.32%, dated 7/29/05 due 8/1/05) (i)	$ 2,354,814,398	$ 2,354,164,000
With Goldman Sachs & Co. at 3.41%, dated 7/1/05 due 8/23/05 (Collateralized by Mortgage Loan Obligations valued at $295,800,001, 0.9%- 10.36%, 4/18/17 - 6/25/44) (f)(h)	291,455,881	289,998,492
TOTAL CASH EQUIVALENTS (Cost $2,644,164,000)		2,644,162,492
TOTAL INVESTMENT PORTFOLIO - 102.2% (Cost $6,679,436,405)		6,685,115,608
NET OTHER ASSETS - (2.2)%		(140,968,200)
NET ASSETS - 100%		$ 6,544,147,408
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Sold
Eurodollar Contracts
73 Eurodollar 90 Day Index Contracts	Dec. 2005	$ 72,221,638	$ 34,806
49 Eurodollar 90 Day Index Contracts	March 2006	48,464,675	28,036
32 Eurodollar 90 Day Index Contracts	June 2006	31,645,600	16,247
27 Eurodollar 90 Day Index Contracts	Sept. 2006	26,698,612	16,355
26 Eurodollar 90 Day Index Contracts	Dec. 2006	25,707,500	14,421
24 Eurodollar 90 Day Index Contracts	March 2007	23,729,700	12,329
17 Eurodollar 90 Day Index Contracts	June 2007	16,807,688	5,970
16 Eurodollar 90 Day Index Contracts	Sept. 2007	15,818,200	5,711
15 Eurodollar 90 Day Index Contracts	Dec. 2007	14,828,250	5,590
15 Eurodollar 90 Day Index Contracts	March 2008	14,827,875	5,015
8 Eurodollar 90 Day Index Contracts	June 2008	7,907,800	7,518
7 Eurodollar 90 Day Index Contracts	Sept. 2008	6,918,888	6,885
TOTAL EURODOLLAR CONTRACTS			158,883
Swap Agreements
		Notional Amount	Value
Credit Default Swap

Receive from Citibank, upon default event of DaimlerChrysler NA Holding Corp., par value of the notional amount of DaimlerChrysler NA Holding Corp. 6.5% 11/15/13, and pay quarterly notional amount multiplied by .8%

	June 2007	$ 14,000,000	$ (135,972)
Receive quarterly notional amount multiplied by 1.12% and pay Morgan Stanley, Inc. upon default of Comcast Cable Communications, Inc., par value of the notional amount of Comcast Cable Communications, Inc. 6.75% 1/30/11	June 2006	10,000,000	102,057
TOTAL CREDIT DEFAULT SWAP		24,000,000	(33,915)
Swap Agreements - continued
	Expiration Date	Notional Amount	Value
Total Return Swap

Receive monthly notional amount multiplied by the nominal spread appreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor plus 10 basis points and pay monthly notional amount multiplied by the nominal spread depreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor with Lehman Brothers, Inc.

	Oct. 2005	$ 48,200,000	$ 46,335
Receive monthly notional amount multiplied by the nominal spread appreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor plus 25 basis points and pay monthly notional amount multiplied by the nominal spread depreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor with Lehman Brothers, Inc.	Dec. 2005	30,000,000	32,511
Receive monthly notional amount multiplied by the nominal spread appreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor plus 30 basis points and pay monthly notional amount multiplied by the nominal spread depreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor with Lehman Brothers, Inc.	August 2005	35,100,000	33,945
Swap Agreements - continued
	Expiration Date	Notional Amount	Value

Receive monthly notional amount multiplied by the nominal spread appreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor plus 22 basis points and pay monthly notional amount multiplied by the nominal spread depreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor with Lehman Brothers, Inc.

	Jan. 2006	$ 35,100,000	$ 32,229
Receive monthly a return equal to Lehman Brothers ABS Floating Rate Index and pay monthly a floating rate based on the 1- month LIBOR minus 11.1 basis points with Lehman Brothers, Inc.	Nov. 2005	30,000,000	0
TOTAL TOTAL RETURN SWAP		178,400,000	145,020
		$ 202,400,000	$ 111,105
Legend
(a) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(b) Affiliated entity

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $586,119,417 or 9.0% of net assets.

(d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $994,635.
(f) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(g) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.
(h) The maturity amount is based on the rate at period end.
(i) Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement/ Counterparty	Value
$2,354,164,000 due 8/1/05 at 3.32%
Banc of America Securities LLC.	$ 471,596,247
Bank of America, National Association	244,985,063
Barclays Capital Inc.	979,940,254
Countrywide Securities Corporation	244,985,063
Morgan Stanley & Co. Incorporated.	351,411,107
UBS Securities LLC	61,246,266
$ 2,354,164,000
Income Tax Information

At July 31, 2005, the aggregate cost of investment securities for income tax purposes was $6,679,021,266. Net unrealized appreciation aggregated $6,094,342, of which $11,067,257 related to appreciated investment securities and $4,972,915 related to depreciated investment securities.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16995 Bernardo Ctr. Drive
Rancho Bernardo, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

3501 PGA Boulevard
West Palm Beach, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

875 North Michigan Ave.
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

Annual Report

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Highway 35
Shrewsbury, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments
Money Management, Inc.

Fidelity Investments Japan Limited

Fidelity International
Investment Advisors

Fidelity International
Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

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(8 a.m. - 9 p.m.)

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for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

TBD-UANN-0905
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(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor

Total Bond

Fund - Class A, Class T, Class B
and Class C

Annual Report

July 31, 2005

Class A, Class T, Class B,
and Class C are classes of
Fidelity Total Bond Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>
Central Fund Investments	<Click Here>	Complete list of investments for Fidelity's fixed-income central funds.

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2005	Past 1 year	Life of fund A
Class A (incl. 4.75% sales charge) B	0.51%	3.98%
Class T (incl. 3.50% sales charge) C	1.64%	4.39%
Class B (incl. contingent deferred sales charge) D	-0.26%	4.50%
Class C (incl. contingent deferred sales charge) E	3.63%	5.44%

A From October 15, 2002.

B Class A shares bear a 0.15% 12b-1 fee. The initial offering of Class A shares took place on June 16, 2004. Returns prior to June 16, 2004 are those of Total Bond, the original retail class of the fund, which does not bear a 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to June 16, 2004 would have been lower.

C Class T shares bear a 0.25% 12b-1 fee. The initial offering of Class T shares took place on June 16, 2004. Returns prior to June 16, 2004 are those of Total Bond, the original retail class of the fund, which does not bear a 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to June 16, 2004 would have been lower.

D Class B shares bear a 0.90% 12b-1 fee. The initial offering of Class B shares took place on June 16, 2004. Returns prior to June 16, 2004 are those of Total Bond, the original retail class of the fund, which does not bear a 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to June 16, 2004 would have been lower. Class B shares' contingent deferred sales charges included in past one year and life of fund total return figures are 4% and 3%, respectively.

E Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on June 16, 2004. Returns prior to June 16, 2004 are those of Fidelity Total Bond, the original retail class of the fund, which does not bear a 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to June 16, 2004 would have been lower. Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Total Bond Fund - Class T on October 15, 2002, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Lehman Brothers® U.S. Universal Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Ford O'Neil, Portfolio Manager of Fidelity Advisor Total Bond Fund

Not unlike the domestic equity markets, taxable bonds swung up and down during the 12 months ending July 31, 2005, rallying early in the period, selling off in late winter, only to advance again in the spring. During the one-year period, the Lehman Brothers® Aggregate Bond Index - a measure of the overall investment-grade bond universe - rose 4.79%. Much of this gain came on the strength of returns from higher-yielding spread sectors, such as investment-grade corporates, reflected in the 5.76% return of the Lehman Brothers Credit Bond Index over the 12-month period. Mortgage-backed securities were spurred on by the relative stability of long-term interest rates, and the Lehman Brothers Mortgage-Backed Securities gained 4.67%. Treasuries also bolstered the overall market, as illustrated by the 4.62% return of the Lehman Brothers U.S. Treasury Index, which moved ahead on a flight to quality as investors continued to ponder the future direction of the U.S. economy. The Lehman Brothers U.S. Agency Index returned a more modest 3.88%.

During the past year, the fund's Class A, Class T, Class B and Class C shares returned 5.52%, 5.33%, 4.74% and 4.63%, respectively. In comparison, the Lehman Brothers U.S. Universal Index and the LipperSM Intermediate Investment Grade Debt Funds Average rose 5.53% and 4.36%, respectively. Benefiting the fund's performance was our sector selection. In particular, the decision to overweight high-yield corporate bonds and emerging-markets debt worked out well relative to the index, as these segments were boosted by a combination of strong demand for higher-yielding securities and improving creditworthiness. Security selection in both sectors also generally was advantageous. Within the investment-grade portion of the portfolio - which accounted for the majority of the fund's net assets and was the main driver of its absolute and relative returns - our yield-curve positioning helped as the curve flattened. Security selection among investment-grade bonds also added value, with the fund's corporate bond holdings leading the way. However, positions in auto-related companies disappointed. Elsewhere, the decision to invest in high-quality securitized products - namely mortgage securities and asset-backed securities - worked in our favor, as did security selection within those segments. An allocation to Treasury Inflation-Protected Securities (TIPS) also contributed, as they posted strong gains throughout most of the year, although an underweighting in nominal Treasuries detracted from results.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2005 to July 31, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2005	Ending Account Value July 31, 2005	Expenses Paid During Period* February 1, 2005 to July 31, 2005
Class A
Actual	$ 1,000.00	$ 1,010.10	$ 3.99**
HypotheticalA	$ 1,000.00	$ 1,020.83	$ 4.01**
Class T
Actual	$ 1,000.00	$ 1,009.60	$ 4.48**
HypotheticalA	$ 1,000.00	$ 1,020.33	$ 4.51**
Class B
Actual	$ 1,000.00	$ 1,006.30	$ 7.71**
HypotheticalA	$ 1,000.00	$ 1,017.11	$ 7.75**
	Beginning Account Value February 1, 2005	Ending Account Value July 31, 2005	Expenses Paid During Period* February 1, 2005 to July 31, 2005
Class C
Actual	$ 1,000.00	$ 1,006.70	$ 8.21**
HypotheticalA	$ 1,000.00	$ 1,016.61	$ 8.25**
Total Bond
Actual	$ 1,000.00	$ 1,011.40	$ 2.89**
HypotheticalA	$ 1,000.00	$ 1,021.92	$ 2.91**
Institutional Class
Actual	$ 1,000.00	$ 1,012.20	$ 2.99**
HypotheticalA	$ 1,000.00	$ 1,021.82	$ 3.01**

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	.80%**
Class T	.90%**
Class B	1.55%**
Class C	1.65%**
Total Bond	.58%**
Institutional Class	.60%**

** If contractual expense reductions, effective June 1, 2005, had been in effect during the period, the annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as follows:

	Annualized Expense Ratio	Expenses Paid
Class A	.74%
Actual		$ 3.69
HypotheticalA		$ 3.71
Class T	.82%
Actual		$ 4.09
HypotheticalA		$ 4.11
Class B	1.47%
Actual		$ 7.31
HypotheticalA		$ 7.35
Class C	1.61%
Actual		$ 8.01
HypotheticalA		$ 8.05
Total Bond	.45%
Actual		$ 2.24
HypotheticalA		$ 2.26
Institutional Class	.49%
Actual		$ 2.45
HypotheticalA		$ 2.46

A 5% return per year before expenses

Annual Report

Investment Changes

Quality Diversification (% of fund's net assets)
As of July 31, 2005	As of January 31, 2005
U.S. Government and U.S. Government Agency Obligations 56.7%	U.S. Government and U.S.Government Agency Obligations 54.8%
AAA 7.7%	AAA 5.2%
AA 3.2%	AA 3.6%
A 6.2%	A 7.4%
BBB 13.4%	BBB 12.9%
BB and Below 9.0%	BB and Below 9.0%
Not Rated 0.8%	Not Rated 1.4%
Equities 0.0%	Equities 0.0%
Short-Term Investments and Net Other Assets 3.0%	Short-Term Investments and Net Other Assets 5.7%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P ® ratings. Securities rated BB or below were rated investment grade at the time of acquisition. The information in the above table is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central fund.

Average Years to Maturity as of July 31, 2005
6 months ago
Years	6.2	5.4
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of July 31, 2005
6 months ago
Years	4.0	4.0

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of July 31, 2005 *		As of January 31, 2005 **
	Corporate Bonds 22.3%		Corporate Bonds 23.3%
	U.S. Government and U.S. Government Agency Obligations 56.7%		U.S. Government and U.S. Government Agency Obligations 54.8%
	Asset-Backed Securities 7.6%		Asset-Backed Securities 6.2%
	CMOs and Other Mortgage Related Securities 7.9%		CMOs and Other Mortgage Related Securities 7.1%
	Other Investments 2.5%		Other Investments 2.9%
	Short-Term Investments and Net Other Assets 3.0%		Short-Term Investments and Net Other Assets 5.7%
* Foreign investments	6.7%	** Foreign investments	7.6%

* Futures and Swaps	6.8%	** Futures and Swaps	4.9%
The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central fund.

Annual Report

Investments July 31, 2005

Showing Percentage of Net Assets

Nonconvertible Bonds - 21.8%
	Principal Amount	Value (Note 1)
CONSUMER DISCRETIONARY - 4.2%
Auto Components - 0.1%
Affinia Group, Inc. 9% 11/30/14 (e)	$ 30,000	$ 24,000
Delco Remy International, Inc. 11% 5/1/09	50,000	44,000
Tenneco Automotive, Inc. 8.625% 11/15/14	105,000	108,938
TRW Automotive Acquisition Corp. 9.375% 2/15/13	87,000	97,440
Visteon Corp. 7% 3/10/14	190,000	164,350
		438,728
Automobiles - 0.5%
Ford Motor Co.:
6.625% 10/1/28	125,000	97,581
7.45% 7/16/31	915,000	775,789
General Motors Corp.:
8.25% 7/15/23	135,000	120,825
8.375% 7/15/33	1,510,000	1,362,775
		2,356,970
Diversified Consumer Services - 0.1%
Carriage Services, Inc. 7.875% 1/15/15 (e)	200,000	208,500
Service Corp. International (SCI):
6.5% 3/15/08	75,000	76,875
6.75% 4/1/16	55,000	56,169
		341,544
Hotels, Restaurants & Leisure - 1.0%
Argosy Gaming Co. 7% 1/15/14	80,000	88,400
Bally Total Fitness Holding Corp.:
9.875% 10/15/07	15,000	13,275
10.5% 7/15/11	120,000	121,800
Carrols Corp. 9% 1/15/13 (e)	105,000	108,938
Domino's, Inc. 8.25% 7/1/11	55,000	58,850
Friendly Ice Cream Corp. 8.375% 6/15/12	70,000	68,600
Gaylord Entertainment Co.:
6.75% 11/15/14	50,000	49,625
8% 11/15/13	225,000	239,918
Herbst Gaming, Inc.:
7% 11/15/14	50,000	50,875
8.125% 6/1/12	70,000	74,550
HMH Properties, Inc. 7.875% 8/1/08	45,000	45,563
Host Marriott LP 7.125% 11/1/13	35,000	36,621
Landry's Seafood Restaurants, Inc. 7.5% 12/15/14	390,000	385,613
MGM MIRAGE:
6% 10/1/09	50,000	50,125
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
MGM MIRAGE: - continued
8.375% 2/1/11	$ 40,000	$ 43,752
Mohegan Tribal Gaming Authority 7.125% 8/15/14	40,000	42,000
Morton's Restaurant Group, Inc. 7.5% 7/1/10	65,000	64,675
MTR Gaming Group, Inc. 9.75% 4/1/10	135,000	146,813
Park Place Entertainment Corp. 7.875% 12/15/05	50,000	50,625
Penn National Gaming, Inc.:
6.875% 12/1/11	80,000	82,000
8.875% 3/15/10	100,000	106,375
Pinnacle Entertainment, Inc. 8.25% 3/15/12	140,000	147,700
Resorts International Hotel & Casino, Inc. 11.5% 3/15/09	225,000	255,375
Scientific Games Corp. 6.25% 12/15/12 (e)	30,000	30,450
Seneca Gaming Corp.:
7.25% 5/1/12 (Reg. S) (e)	70,000	72,625
7.25% 5/1/12	50,000	51,875
Six Flags, Inc. 9.625% 6/1/14	180,000	174,600
Speedway Motorsports, Inc. 6.75% 6/1/13	100,000	103,625
Station Casinos, Inc.:
6% 4/1/12	70,000	71,225
6.5% 2/1/14	40,000	41,052
6.875% 3/1/16	100,000	103,000
Sun International Hotels Ltd./Sun International North America, Inc. 8.875% 8/15/11	325,000	347,344
Town Sports International, Inc. 9.625% 4/15/11	165,000	174,900
Universal City Development Partners Ltd./UCDP Finance, Inc. 11.75% 4/1/10	95,000	109,136
Uno Restaurant Corp. 10% 2/15/11 (e)	80,000	77,200
Vail Resorts, Inc. 6.75% 2/15/14	60,000	61,350
Virgin River Casino Corp./RBG LLC/B&BB, Inc.:
0% 1/15/13 (c)(e)	40,000	28,400
9% 1/15/12 (e)	30,000	31,500
Waterford Gaming LLC/Waterford Gaming Finance Corp. 8.625% 9/15/12 (e)	46,000	49,680
Wheeling Island Gaming, Inc. 10.125% 12/15/09	160,000	169,600
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 6.625% 12/1/14	160,000	156,000
		4,185,630
Household Durables - 0.2%
Champion Enterprises, Inc. 7.625% 5/15/09	70,000	70,700
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Household Durables - continued
Goodman Global Holdings, Inc. 7.875% 12/15/12 (e)	$ 80,000	$ 76,000
K. Hovnanian Enterprises, Inc.:
6.25% 1/15/15	50,000	49,890
6.5% 1/15/14	100,000	101,750
8.875% 4/1/12	10,000	10,800
Sealy Mattress Co. 8.25% 6/15/14	50,000	53,250
Technical Olympic USA, Inc.:
7.5% 3/15/11	110,000	103,950
7.5% 1/15/15	175,000	161,000
WCI Communities, Inc. 9.125% 5/1/12	35,000	36,925
William Lyon Homes, Inc. 10.75% 4/1/13	110,000	121,000
		785,265
Media - 2.1%
AMC Entertainment, Inc. 8.625% 8/15/12	60,000	62,400
AOL Time Warner, Inc. 7.625% 4/15/31	500,000	616,090
British Sky Broadcasting Group PLC (BSkyB) yankee 8.2% 7/15/09	1,000,000	1,114,287
Cablevision Systems Corp.:
7.88% 4/1/09 (i)	40,000	41,200
8% 4/15/12	230,000	230,575
CanWest Media, Inc. 8% 9/15/12	30,000	32,025
Charter Communications Holding II LLC/Charter Communications Holdings II Capital Corp. 10.25% 9/15/10	115,000	118,738
Charter Communications Operating LLC/Charter Communications Operating Capital Corp. 8.375% 4/30/14 (e)	70,000	70,613
Cinemark, Inc. 0% 3/15/14 (c)	100,000	68,750
Comcast Corp. 5.85% 1/15/10	500,000	520,067
Cox Communications, Inc.:
4.625% 6/1/13	90,000	86,026
7.125% 10/1/12	970,000	1,071,758
CSC Holdings, Inc.:
6.75% 4/15/12 (e)	160,000	154,800
7.875% 2/15/18	50,000	49,813
8.125% 7/15/09	65,000	66,950
Dex Media, Inc.:
0% 11/15/13 (c)	95,000	77,663
0% 11/15/13 (c)	5,000	4,088
8% 11/15/13	10,000	10,700
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Media - continued
EchoStar DBS Corp.:
6.375% 10/1/11	$ 150,000	$ 149,250
9.125% 1/15/09	72,000	76,680
Entercom Radio LLC/Entercom Capital, Inc. 7.625% 3/1/14	50,000	52,250
Granite Broadcasting Corp. 9.75% 12/1/10	40,000	37,100
Houghton Mifflin Co.:
8.25% 2/1/11	100,000	105,000
9.875% 2/1/13	145,000	158,050
iesy Repository Gmbh 10.375% 2/15/15 (e)	80,000	80,800
Innova S. de R.L. 9.375% 9/19/13	85,000	95,519
Insight Midwest LP/Insight Capital, Inc. 9.75% 10/1/09	100,000	103,625
Liberty Media Corp.:
5.7% 5/15/13	500,000	462,739
8.25% 2/1/30	740,000	746,690
8.5% 7/15/29	130,000	132,621
LodgeNet Entertainment Corp. 9.5% 6/15/13	190,000	207,100
MediaNews Group, Inc. 6.375% 4/1/14	100,000	96,250
News America Holdings, Inc. 7.75% 12/1/45	170,000	205,897
News America, Inc. 6.2% 12/15/34	330,000	342,944
Nexstar Broadcasting, Inc.:
7% 1/15/14	130,000	120,900
7% 1/15/14 (e)	70,000	65,100
PanAmSat Corp. 9% 8/15/14	84,000	92,610
PRIMEDIA, Inc.:
7.625% 4/1/08	84,000	84,840
8.875% 5/15/11	25,000	26,250
Rainbow National LLC & RNS Co. Corp.:
8.75% 9/1/12 (e)	30,000	33,000
10.375% 9/1/14 (e)	30,000	34,575
Rogers Cable, Inc. 6.75% 3/15/15	50,000	51,625
The Reader's Digest Association, Inc. 6.5% 3/1/11	70,000	71,750
Time Warner Entertainment Co. LP 8.375% 7/15/33	1,000,000	1,310,939
		9,340,647
Specialty Retail - 0.1%
Asbury Automotive Group, Inc.:
8% 3/15/14	60,000	59,550
9% 6/15/12	15,000	15,563
General Nutrition Centers, Inc. 8.625% 1/15/11	80,000	76,100
Nebraska Book Co., Inc. 8.625% 3/15/12	90,000	85,725
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Sonic Automotive, Inc. 8.625% 8/15/13	$ 165,000	$ 169,950
The Pep Boys - Manny, Moe & Jack 7.5% 12/15/14	55,000	50,050
United Auto Group, Inc. 9.625% 3/15/12	50,000	54,000
		510,938
Textiles, Apparel & Luxury Goods - 0.1%
Jostens IH Corp. 7.625% 10/1/12	40,000	40,700
Levi Strauss & Co.:
8.2544% 4/1/12 (i)	70,000	70,000
9.75% 1/15/15	180,000	189,000
12.25% 12/15/12	65,000	73,288
		372,988
TOTAL CONSUMER DISCRETIONARY		18,332,710
CONSUMER STAPLES - 0.8%
Beverages - 0.1%
FBG Finance Ltd. 5.125% 6/15/15 (e)	425,000	417,587
Food & Staples Retailing - 0.1%
Ahold Finance USA, Inc.:
6.25% 5/1/09	40,000	40,800
6.875% 5/1/29	170,000	161,500
8.25% 7/15/10	40,000	43,800
Jean Coutu Group, Inc.:
7.625% 8/1/12	30,000	31,200
8.5% 8/1/14	60,000	59,550
Rite Aid Corp. 6% 12/15/05 (e)	20,000	20,100
Stater Brothers Holdings, Inc. 8.125% 6/15/12	80,000	80,600
		437,550
Food Products - 0.4%
B&G Foods, Inc. 8% 10/1/11	40,000	41,300
Cadbury Schweppes U.S. Finance LLC:
3.875% 10/1/08 (e)	90,000	87,885
5.125% 10/1/13 (e)	1,060,000	1,055,387
Del Monte Corp. 6.75% 2/15/15 (e)	60,000	61,350
Doane Pet Care Co.:
9.75% 5/15/07	50,000	49,250
10.75% 3/1/10	125,000	135,000
National Beef Packing Co. LLC/National Beef Finance Corp. 10.5% 8/1/11	120,000	127,500
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
CONSUMER STAPLES - continued
Food Products - continued
Pierre Foods, Inc. 9.875% 7/15/12	$ 40,000	$ 41,800
United Agriculture Products, Inc. 8.25% 12/15/11	147,000	155,085
		1,754,557
Household Products - 0.1%
Fort James Corp. 6.875% 9/15/07	150,000	156,563
Personal Products - 0.0%
Revlon Consumer Products Corp. 9.5% 4/1/11	100,000	96,000
Tobacco - 0.1%
Altria Group, Inc. 7% 11/4/13	400,000	438,346
TOTAL CONSUMER STAPLES		3,300,603
ENERGY - 2.1%
Energy Equipment & Services - 0.3%
Cooper Cameron Corp. 2.65% 4/15/07	340,000	328,336
Diamond Offshore Drilling, Inc. 4.875% 7/1/15 (e)	885,000	866,882
Dresser-Rand Group, Inc. 7.375% 11/1/14 (e)	50,000	52,375
Hanover Compressor Co. 8.625% 12/15/10	20,000	21,200
Hanover Equipment Trust 8.75% 9/1/11	50,000	53,375
Petronas Capital Ltd. 7% 5/22/12 (e)	5,000	5,609
Universal Compression, Inc. 7.25% 5/15/10	40,000	41,700
		1,369,477
Oil, Gas & Consumable Fuels - 1.8%
Amerada Hess Corp. 6.65% 8/15/11	110,000	119,464
ANR Pipeline, Inc. 9.625% 11/1/21	100,000	127,750
Arch Western Finance LLC 6.75% 7/1/13	100,000	103,500
Canadian Oil Sands Ltd. 4.8% 8/10/09 (e)	490,000	486,712
Chesapeake Energy Corp.:
6.875% 1/15/16	50,000	52,190
7.75% 1/15/15	30,000	32,550
El Paso Energy Corp.:
7.375% 12/15/12	5,000	5,069
7.75% 1/15/32	15,000	15,150
8.05% 10/15/30	95,000	97,256
El Paso Production Holding Co. 7.75% 6/1/13	140,000	148,750
Empresa Nacional de Petroleo 6.75% 11/15/12 (e)	300,000	326,272
EnCana Holdings Finance Corp. 5.8% 5/1/14	240,000	253,201
Enterprise Products Operating LP 5.75% 3/1/35 (e)	300,000	286,865
Foundation Pennsylvania Coal Co. 7.25% 8/1/14	50,000	52,750
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
General Maritime Corp. 10% 3/15/13	$ 310,000	$ 338,675
Giant Industries, Inc. 8% 5/15/14	130,000	136,175
Hurricane Finance BV:
9.625% 2/12/10 (e)	25,000	27,438
9.625% 2/12/10 (Reg. S)	35,000	38,413
Kinder Morgan Energy Partners LP 5.8% 3/15/35	300,000	298,296
Markwest Energy Partners LP/ Markwest Energy Finance Corp. 6.875% 11/1/14 (e)	146,000	147,460
Massey Energy Co. 6.625% 11/15/10	40,000	41,200
Newfield Exploration Co. 6.625% 9/1/14	90,000	94,275
Nexen, Inc. 5.875% 3/10/35	600,000	595,049
OAO Gazprom:
9.625% 3/1/13	240,000	291,600
10.5% 10/21/09	90,000	106,650
Overseas Shipholding Group, Inc.:
7.5% 2/15/24	55,000	53,350
8.25% 3/15/13	40,000	42,600
Pan American Energy LLC 7.125% 10/27/09 (e)	100,000	102,000
Peabody Energy Corp. 6.875% 3/15/13	20,000	21,150
Pemex Project Funding Master Trust:
6.125% 8/15/08	250,000	256,250
6.625% 6/15/35 (e)	780,000	752,700
7.375% 12/15/14	500,000	552,500
Petrobras Energia SA 9.375% 10/30/13	65,000	71,500
Range Resources Corp.:
6.375% 3/15/15 (Reg. S)	90,000	90,450
7.375% 7/15/13	40,000	42,600
Ship Finance International Ltd. 8.5% 12/15/13	330,000	315,975
Teekay Shipping Corp. 8.875% 7/15/11	30,000	34,350
The Coastal Corp.:
6.375% 2/1/09	5,000	4,925
6.5% 6/1/08	150,000	149,063
6.7% 2/15/27	65,000	65,731
7.75% 6/15/10	200,000	205,750
Williams Co., Inc. Credit Linked Certificate Trust III 6.75% 4/15/09 (e)	215,000	223,869
Williams Companies, Inc.:
7.125% 9/1/11	5,000	5,450
7.625% 7/15/19	30,000	34,275
7.875% 9/1/21	35,000	40,381
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Williams Companies, Inc.: - continued
8.125% 3/15/12	$ 30,000	$ 34,650
8.75% 3/15/32	165,000	203,775
YPF SA:
10% 11/2/28	30,000	36,300
yankee 9.125% 2/24/09	45,000	49,163
		7,611,467
TOTAL ENERGY		8,980,944
FINANCIALS - 6.0%
Capital Markets - 1.5%
Bank of New York Co., Inc.:
3.4% 3/15/13 (i)	100,000	96,459
4.25% 9/4/12 (i)	205,000	203,356
Credit Suisse First Boston (USA), Inc. 4.7% 6/1/09	440,000	441,502
E*TRADE Financial Corp. 8% 6/15/11	265,000	279,575
Equinox Holdings Ltd. 9% 12/15/09	90,000	93,600
Franklin Resources, Inc. 3.7% 4/15/08	1,135,000	1,107,274
Goldman Sachs Group, Inc.:
5.7% 9/1/12	1,100,000	1,147,915
6.6% 1/15/12	500,000	545,548
Lazard LLC 7.125% 5/15/15 (e)	685,000	681,889
Legg Mason, Inc. 6.75% 7/2/08	30,000	31,868
Merrill Lynch & Co., Inc. 4.25% 2/8/10	685,000	672,342
Morgan Stanley 6.6% 4/1/12	1,100,000	1,199,734
		6,501,062
Commercial Banks - 0.7%
Bank of America Corp. 7.4% 1/15/11	780,000	885,848
Corporacion Andina de Fomento 5.2% 5/21/13	35,000	35,055
Korea Development Bank:
3.875% 3/2/09	685,000	665,324
4.75% 7/20/09	320,000	319,925
5.75% 9/10/13	170,000	178,008
Standard Bank London Ltd. 8.125% 9/30/09	100,000	104,760
Vimpel Communications 10% 6/16/09 (Issued by UBS Luxembourg SA for Vimpel Communications)	100,000	107,750
Wachovia Bank NA 4.875% 2/1/15	600,000	595,542
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
FINANCIALS - continued
Commercial Banks - continued
Wachovia Corp. 4.875% 2/15/14	$ 175,000	$ 173,732
Western Financial Bank 9.625% 5/15/12	15,000	16,500
		3,082,444
Consumer Finance - 0.6%
AmeriCredit Corp. 9.25% 5/1/09	65,000	69,063
Capital One Bank 6.5% 6/13/13	1,090,000	1,181,679
Ford Motor Credit Co.:
6.625% 6/16/08	90,000	90,000
7.375% 2/1/11	1,000,000	993,484
Household Finance Corp. 4.125% 11/16/09	170,000	166,008
Triad Acquisition Corp. 11.125% 5/1/13 (e)	105,000	108,150
		2,608,384
Diversified Financial Services - 0.5%
CCO Holdings LLC/CCO Holdings Capital Corp. 8.75% 11/15/13	70,000	69,475
Global Cash Access LLC/Global Cash Access Finance Corp. 8.75% 3/15/12	105,000	113,537
JPMorgan Chase & Co. 4.875% 3/15/14	1,475,000	1,458,077
Prime Property Funding II, Inc. 5.125% 6/1/15 (e)	510,000	496,728
Refco Finance Holdings LLC/Refco Finance, Inc. 9% 8/1/12	105,000	113,400
Universal City Florida Holding Co. I/II 8.375% 5/1/10	30,000	31,500
		2,282,717
Insurance - 0.3%
Aegon NV 4.75% 6/1/13	500,000	492,638
Marsh & McLennan Companies, Inc. 7.125% 6/15/09	589,000	628,114
UnumProvident Corp. 7.625% 3/1/11	150,000	158,538
		1,279,290
Real Estate - 1.8%
American Real Estate Partners/American Real Estate Finance Corp.:
7.125% 2/15/13 (e)	115,000	115,000
8.125% 6/1/12	85,000	89,250
Archstone Smith Operating Trust 5.25% 5/1/15	805,000	803,981
Arden Realty LP 5.25% 3/1/15	1,210,000	1,186,513
Boston Properties, Inc. 6.25% 1/15/13	365,000	388,563
Camden Property Trust 5.875% 11/30/12	200,000	205,950
CarrAmerica Realty Corp. 5.25% 11/30/07	200,000	201,021
CB Richard Ellis Services, Inc. 9.75% 5/15/10	10,000	11,100
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
FINANCIALS - continued
Real Estate - continued
Developers Diversified Realty Corp.:
5% 5/3/10	$ 350,000	$ 348,525
5.25% 4/15/11	205,000	206,077
EOP Operating LP:
4.65% 10/1/10	595,000	583,725
4.75% 3/15/14	135,000	130,848
7% 7/15/11	500,000	549,080
Gables Realty LP:
5% 3/15/10	105,000	102,820
5.75% 7/15/07	970,000	985,739
Healthcare Realty Trust, Inc. 5.125% 4/1/14	145,000	140,084
La Quinta Properties, Inc. 7% 8/15/12	50,000	51,938
MeriStar Hospitality Corp. 8.75% 8/15/07	50,000	50,000
MeriStar Hospitality Operating Partnership LP/MeriStar Hospitality Finance Corp. II 10.5% 6/15/09	100,000	106,500
Omega Healthcare Investors, Inc. 7% 4/1/14	70,000	71,225
Senior Housing Properties Trust 7.875% 4/15/15	20,000	21,550
Simon Property Group LP:
5.1% 6/15/15 (e)	485,000	477,725
5.625% 8/15/14	1,000,000	1,024,214
Ventas Realty LP/Ventas Capital Corp. 6.625% 10/15/14 (e)	60,000	61,500
		7,912,928
Thrifts & Mortgage Finance - 0.6%
Countrywide Home Loans, Inc. 4% 3/22/11	415,000	394,901
Independence Community Bank Corp. 3.75% 4/1/14 (i)	120,000	115,358
Residential Capital Corp. 6.375% 6/30/10 (e)	685,000	695,810
Washington Mutual, Inc. 4.375% 1/15/08	1,200,000	1,194,078
		2,400,147
TOTAL FINANCIALS		26,066,972
HEALTH CARE - 0.4%
Health Care Equipment & Supplies - 0.0%
Medical Device Manufacturing, Inc. 10% 7/15/12	50,000	53,750
PerkinElmer, Inc. 8.875% 1/15/13	20,000	22,300
Spheris, Inc. 11% 12/15/12 (e)	50,000	48,500
		124,550
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
HEALTH CARE - continued
Health Care Providers & Services - 0.3%
AmeriPath, Inc. 10.5% 4/1/13	$ 80,000	$ 80,800
AMR HoldCo, Inc./ EmCare HoldCo, Inc. 10% 2/15/15 (e)	60,000	64,200
Community Health Systems, Inc. 6.5% 12/15/12	80,000	81,000
Concentra Operating Corp.:
9.125% 6/1/12	10,000	10,600
9.5% 8/15/10	110,000	117,150
DaVita, Inc.:
6.625% 3/15/13 (e)	40,000	41,400
7.25% 3/15/15 (e)	265,000	274,275
HealthSouth Corp.:
7.625% 6/1/12	130,000	127,400
8.5% 2/1/08	85,000	86,063
IASIS Healthcare LLC/IASIS Capital Corp. 8.75% 6/15/14	100,000	108,500
Psychiatric Solutions, Inc. 7.75% 7/15/15 (e)	50,000	51,250
Rural/Metro Corp. 9.875% 3/15/15 (e)	30,000	30,150
Tenet Healthcare Corp.:
6.375% 12/1/11	75,000	71,063
6.5% 6/1/12	15,000	14,250
7.375% 2/1/13	75,000	72,938
U.S. Oncology, Inc.:
9% 8/15/12	30,000	32,775
10.75% 8/15/14	80,000	90,000
		1,353,814
Pharmaceuticals - 0.1%
CDRV Investors, Inc. 0% 1/1/15 (c)	100,000	49,500
Elan Finance PLC/Elan Finance Corp. 7.75% 11/15/11 (e)	50,000	43,000
Mylan Laboratories, Inc. 6.375% 8/15/15 (e)	60,000	60,150
VWR International, Inc.:
6.875% 4/15/12	30,000	29,625
8% 4/15/14	30,000	28,800
Warner Chilcott Corp. 8.75% 2/1/15 (e)	80,000	79,600
		290,675
TOTAL HEALTH CARE		1,769,039
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
INDUSTRIALS - 1.6%
Aerospace & Defense - 0.3%
BAE Systems Holdings, Inc. 4.75% 8/15/10 (e)	$ 525,000	$ 520,787
BE Aerospace, Inc. 8.5% 10/1/10	100,000	110,500
Bombardier, Inc. 6.3% 5/1/14 (e)	340,000	319,600
K & F Acquisition, Inc. 7.75% 11/15/14	40,000	41,000
Orbital Sciences Corp. 9% 7/15/11	135,000	146,475
		1,138,362
Airlines - 0.7%
American Airlines, Inc. pass thru trust certificates:
6.817% 5/23/11	50,000	47,875
6.855% 10/15/10	67,869	69,821
6.977% 11/23/22	10,708	9,985
6.978% 10/1/12	137,745	143,199
7.024% 4/15/11	365,000	379,361
7.377% 5/23/19	46,728	35,046
7.379% 5/23/16	45,678	34,259
7.8% 4/1/08	65,000	62,725
AMR Corp. 9% 8/1/12	85,000	68,000
Continental Airlines, Inc. pass thru trust certificates:
6.648% 3/15/19	360,532	355,257
6.795% 2/2/20	478,190	411,244
Delta Air Lines, Inc.:
7.9% 12/15/09	50,000	13,500
9.5% 11/18/08 (e)	61,000	48,800
Delta Air Lines, Inc. pass thru trust certificates:
7.111% 3/18/13	340,000	318,750
7.299% 9/18/06	1,000	440
7.57% 11/18/10	705,000	655,613
7.779% 11/18/05	3,000	1,800
7.779% 1/2/12	22,350	9,834
7.92% 5/18/12	135,000	79,650
Northwest Airlines, Inc.:
7.875% 3/15/08	25,000	10,875
9.875% 3/15/07	60,000	31,200
Northwest Airlines, Inc. pass thru trust certificates:
7.068% 7/2/17	7,800	5,304
7.626% 4/1/10	32,062	18,276
7.67% 1/2/15	8,270	5,872
		2,816,686
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
INDUSTRIALS - continued
Building Products - 0.0%
Jacuzzi Brands, Inc. 9.625% 7/1/10	$ 20,000	$ 22,000
Nortek, Inc. 8.5% 9/1/14	100,000	97,000
		119,000
Commercial Services & Supplies - 0.1%
Adesa, Inc. 7.625% 6/15/12	50,000	51,000
ALH Finance LLC/ALH Finance Corp. 8.5% 1/15/13	25,000	24,125
Allied Waste North America, Inc.:
5.75% 2/15/11	70,000	66,150
7.875% 4/15/13	20,000	20,724
Buhrmann US, Inc. 7.875% 3/1/15 (e)	50,000	49,375
Cenveo Corp. 7.875% 12/1/13	60,000	57,900
FTI Consulting, Inc. 7.625% 6/15/13 (e)	30,000	30,450
		299,724
Electrical Equipment - 0.0%
General Cable Corp. 9.5% 11/15/10	20,000	21,400
Sensus Metering Systems, Inc. 8.625% 12/15/13	20,000	18,700
		40,100
Industrial Conglomerates - 0.2%
Hutchison Whampoa International 03/13 Ltd. 6.5% 2/13/13 (e)	190,000	202,736
Hutchison Whampoa International 03/33 Ltd. 7.45% 11/24/33 (e)	720,000	835,641
		1,038,377
Machinery - 0.1%
Accuride Corp. 8.5% 2/1/15	80,000	83,200
Commercial Vehicle Group, Inc. 8% 7/1/13 (e)	50,000	52,000
Dresser, Inc. 9.375% 4/15/11	15,000	15,750
Invensys PLC 9.875% 3/15/11 (e)	245,000	243,775
Navistar International Corp. 7.5% 6/15/11	30,000	30,750
Park-Ohio Industries, Inc. 8.375% 11/15/14 (e)	60,000	56,400
Standard Aero Holdings, Inc. 8.25% 9/1/14 (e)	60,000	63,600
Terex Corp. 7.375% 1/15/14	100,000	105,000
		650,475
Marine - 0.1%
American Commercial Lines LLC/ACL Finance Corp. 9.5% 2/15/15	110,000	119,900
H-Lines Finance Holding Corp. 0% 4/1/13 (c)(e)	40,000	32,100
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
INDUSTRIALS - continued
Marine - continued
Horizon Lines LLC/Holdings Corp. 9% 11/1/12 (e)	$ 40,000	$ 43,000
OMI Corp. 7.625% 12/1/13	95,000	96,663
		291,663
Road & Rail - 0.1%
Kansas City Southern Railway Co. 7.5% 6/15/09	100,000	103,000
Progress Rail Services Corp./Progress Metal Reclamation Co. 7.75% 4/1/12 (e)	100,000	102,250
TFM SA de CV 9.375% 5/1/12 (e)	85,000	90,950
		296,200
Trading Companies & Distributors - 0.0%
Ashtead Holdings PLC 8.625% 8/1/15 (e)(f)	75,000	77,625
Neff Rent LLC/Neff Finance Corp. 11.25% 6/15/12 (e)	50,000	51,750
		129,375
TOTAL INDUSTRIALS		6,819,962
INFORMATION TECHNOLOGY - 0.4%
Communications Equipment - 0.1%
L-3 Communications Corp. 6.375% 10/15/15 (e)	120,000	121,350
Nortel Networks Corp. 6.125% 2/15/06	65,000	65,325
		186,675
Electronic Equipment & Instruments - 0.0%
Celestica, Inc. 7.875% 7/1/11	100,000	103,250
IT Services - 0.1%
Iron Mountain, Inc. 6.625% 1/1/16	120,000	113,400
SunGard Data Systems, Inc.:
9.125% 8/15/13 (e)(f)	225,000	233,438
10.25% 8/15/15 (e)(f)	210,000	217,875
		564,713
Office Electronics - 0.1%
Xerox Capital Trust I 8% 2/1/27	130,000	135,200
Xerox Corp.:
7.125% 6/15/10	20,000	21,200
7.2% 4/1/16	165,000	179,850
7.625% 6/15/13	60,000	63,900
		400,150
Semiconductors & Semiconductor Equipment - 0.1%
Amkor Technology, Inc. 7.75% 5/15/13	65,000	55,575
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Freescale Semiconductor, Inc. 7.125% 7/15/14	$ 60,000	$ 64,200
MagnaChip Semiconductor SA/MagnaChip Semiconductor Finance Co.:
6.875% 12/15/11 (e)	25,000	24,750
8% 12/15/14 (e)	80,000	77,400
New ASAT Finance Ltd. 9.25% 2/1/11	60,000	48,600
Viasystems, Inc. 10.5% 1/15/11	140,000	137,200
		407,725
TOTAL INFORMATION TECHNOLOGY		1,662,513
MATERIALS - 1.3%
Chemicals - 0.5%
BCP Crystal U.S. Holdings Corp. 9.625% 6/15/14	110,000	124,300
Berry Plastics Corp. 10.75% 7/15/12	80,000	87,600
Borden US Finance Corp./Nova Scotia Finance ULC:
8.3488% 7/15/10 (e)(i)	70,000	69,300
9% 7/15/14 (e)	70,000	72,100
Braskem SA 11.75% 1/22/14 (e)	25,000	29,500
Crystal US Holding 3 LLC/Crystal US Sub 3 Corp. Series B, 0% 10/1/14 (c)	100,000	72,000
Equistar Chemicals LP:
6.5% 2/15/06	75,000	75,375
7.55% 2/15/26	100,000	93,500
Equistar Chemicals LP/Equistar Funding Corp. 10.625% 5/1/11	145,000	161,313
Georgia Gulf Corp. 7.125% 12/15/13	90,000	94,500
Huntsman International LLC 9.875% 3/1/09	115,000	122,906
Innophos, Inc. 8.875% 8/15/14 (e)	30,000	30,825
Lyondell Chemical Co.:
9.625% 5/1/07	200,000	212,500
10.875% 5/1/09	55,000	56,925
Millennium America, Inc. 9.25% 6/15/08	230,000	251,275
Nalco Co.:
7.75% 11/15/11	130,000	138,450
8.875% 11/15/13	100,000	109,000
Pliant Corp. 0% 6/15/09 (c)	60,000	53,400
Resolution Performance Products LLC/RPP Capital Corp.:
9.5% 4/15/10	70,000	72,625
13.5% 11/15/10	35,000	37,800
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
MATERIALS - continued
Chemicals - continued
Rockwood Specialties Group, Inc. 7.5% 11/15/14 (e)	$ 50,000	$ 50,250
Solutia, Inc. 7.375% 10/15/27 (b)	20,000	16,400
		2,031,844
Construction Materials - 0.0%
Texas Industries, Inc. 7.25% 7/15/13 (e)	30,000	31,650
Containers & Packaging - 0.3%
AEP Industries, Inc. 7.875% 3/15/13 (e)	30,000	30,000
BWAY Corp. 10% 10/15/10	105,000	111,300
Crown Cork & Seal, Inc. 8% 4/15/23	105,000	105,000
Crown European Holdings SA 9.5% 3/1/11	35,000	38,588
Graham Packaging Co. LP/ GPC Capital Corp.:
8.5% 10/15/12 (e)	50,000	51,250
9.875% 10/15/14 (e)	95,000	97,375
Graphic Packaging International, Inc.:
8.5% 8/15/11	120,000	125,400
9.5% 8/15/13	170,000	175,100
Jefferson Smurfit Corp. U.S. 7.5% 6/1/13	15,000	14,381
Owens-Brockway Glass Container, Inc.:
8.25% 5/15/13	15,000	16,238
8.875% 2/15/09	50,000	52,875
Owens-Illinois, Inc.:
7.35% 5/15/08	50,000	52,125
7.5% 5/15/10	95,000	99,156
7.8% 5/15/18	45,000	46,800
8.1% 5/15/07	110,000	114,400
Tekni-Plex, Inc. 10.875% 8/15/12 (e)	40,000	43,100
		1,173,088
Metals & Mining - 0.3%
Aleris International, Inc. 9% 11/15/14	20,000	20,900
California Steel Industries, Inc. 6.125% 3/15/14	40,000	37,200
Century Aluminum Co. 7.5% 8/15/14	40,000	41,000
Corporacion Nacional del Cobre (Codelco) 6.375% 11/30/12 (e)	335,000	362,849
CSN Islands VIII Corp. 9.75% 12/16/13 (e)	25,000	26,563
Freeport-McMoRan Copper & Gold, Inc.:
6.875% 2/1/14	75,000	73,969
10.125% 2/1/10	45,000	50,063
Gerdau AmeriSteel Corp./GUSAP Partners 10.375% 7/15/11	50,000	55,250
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
MATERIALS - continued
Metals & Mining - continued
Newmont Mining Corp. 5.875% 4/1/35	$ 405,000	$ 407,120
Novelis, Inc. 7.25% 2/15/15 (e)	110,000	112,200
Wise Metals Group LLC/Alloys Finance 10.25% 5/15/12	110,000	103,400
		1,290,514
Paper & Forest Products - 0.2%
Boise Cascade Corp. 8% 2/24/06	25,000	25,625
Boise Cascade LLC/Boise Cascade Finance Corp.:
6.4738% 10/15/12 (i)	30,000	30,300
7.125% 10/15/14	30,000	29,475
Buckeye Technologies, Inc. 8.5% 10/1/13	200,000	204,250
Georgia-Pacific Corp.:
7.375% 12/1/25	15,000	16,219
7.5% 5/15/06	50,000	51,125
7.75% 11/15/29	10,000	11,200
8% 1/15/24	130,000	149,175
8.125% 5/15/11	5,000	5,594
Millar Western Forest Products Ltd. 7.75% 11/15/13	120,000	113,400
Norske Skog Canada Ltd. 7.375% 3/1/14	40,000	39,700
Solo Cup Co. 8.5% 2/15/14	145,000	138,838
Stone Container Corp. 8.375% 7/1/12	200,000	202,500
		1,017,401
TOTAL MATERIALS		5,544,497
TELECOMMUNICATION SERVICES - 2.6%
Diversified Telecommunication Services - 2.0%
Ameritech Capital Funding Corp. 6.25% 5/18/09	35,000	36,726
BellSouth Capital Funding Corp. 7.875% 2/15/30	1,800,000	2,284,409
British Telecommunications PLC:
8.375% 12/15/10	190,000	222,019
8.875% 12/15/30	145,000	203,483
Empresa Brasileira de Telecomm SA 11% 12/15/08	158,000	178,540
Eschelon Operating Co. 8.375% 3/15/10	70,000	64,400
GCI, Inc. 7.25% 2/15/14	50,000	48,750
Koninklijke KPN NV yankee 8% 10/1/10	500,000	570,223
MCI, Inc. 7.688% 5/1/09	36,000	37,530
New Skies Satellites BV:
8.5388% 11/1/11 (i)	100,000	104,000
9.125% 11/1/12	85,000	88,400
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
NTL Cable PLC 8.75% 4/15/14	$ 190,000	$ 202,350
Qwest Capital Funding, Inc.:
7% 8/3/09	50,000	48,750
7.25% 2/15/11	35,000	33,775
7.625% 8/3/21	20,000	18,000
Qwest Communications International, Inc.:
6.7681% 2/15/09 (i)	40,000	40,100
7.5% 2/15/14 (e)	60,000	57,600
7.5% 2/15/14	160,000	154,400
Qwest Corp.:
6.6706% 6/15/13 (e)(i)	90,000	93,825
7.625% 6/15/15 (e)	110,000	113,163
Qwest Services Corp.:
13.5% 12/15/10	20,000	23,000
14% 12/15/14	110,000	133,100
SBC Communications, Inc.:
6.15% 9/15/34	500,000	531,455
6.45% 6/15/34	220,000	242,412
Sprint Capital Corp. 8.375% 3/15/12	600,000	711,574
Telecom Italia Capital:
4.95% 9/30/14 (e)	415,000	406,778
6% 9/30/34 (e)	500,000	507,292
Telefonica de Argentina SA 9.125% 11/7/10	95,000	103,075
Telefonos de Mexico SA de CV 4.75% 1/27/10 (e)	90,000	88,786
Telenet Group Holding NV 0% 6/15/14 (c)(e)	80,000	64,000
TELUS Corp. yankee 7.5% 6/1/07	180,000	189,293
Time Warner Telecom Holdings, Inc. 9.25% 2/15/14 (e)	80,000	81,600
U.S. West Capital Funding, Inc. 6.375% 7/15/08	125,000	122,500
U.S. West Communications 6.875% 9/15/33	165,000	141,900
Verizon Global Funding Corp. 7.25% 12/1/10	360,000	401,070
Verizon New York, Inc. 6.875% 4/1/12	120,000	130,733
		8,479,011
Wireless Telecommunication Services - 0.6%
America Movil SA de CV 4.125% 3/1/09	285,000	276,459
American Tower Corp. 7.5% 5/1/12	105,000	112,088
AT&T Wireless Services, Inc. 7.875% 3/1/11	455,000	521,200
Centennial Communications Corp./Centennial Cellular Operating Co. LLC/Centennial Puerto Rico Operations Corp. 8.125% 2/1/14 (i)	60,000	64,350
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
DirecTV Holdings LLC/DirecTV Financing, Inc.:
6.375% 6/15/15 (e)	$ 30,000	$ 29,925
8.375% 3/15/13	33,000	36,548
Globe Telecom, Inc. 9.75% 4/15/12	30,000	32,625
Inmarsat Finance II PLC 0% 11/15/12 (c)	70,000	56,000
Inmarsat Finance PLC 7.625% 6/30/12	45,438	48,107
Intelsat Ltd.:
6.5% 11/1/13	40,000	32,550
7.625% 4/15/12	20,000	17,800
8.625% 1/15/15 (e)	195,000	208,650
Kyivstar GSM 10.375% 8/17/09 (e)	100,000	111,630
Millicom International Cellular SA 10% 12/1/13	140,000	145,250
Mobile Telesystems Finance SA:
8% 1/28/12 (e)	60,000	61,500
8.375% 10/14/10 (e)	170,000	178,075
Nextel Communications, Inc. 7.375% 8/1/15	150,000	161,250
Nextel Partners, Inc. 8.125% 7/1/11	85,000	92,650
Rogers Communications, Inc.:
6.375% 3/1/14	140,000	142,800
8% 12/15/12	105,000	113,269
9.625% 5/1/11	26,000	30,615
Rural Cellular Corp. 8.25% 3/15/12	60,000	63,600
Telemig Cellular SA/Amazonia Cellular SA 8.75% 1/20/09 (e)	31,000	32,085
Western Wireless Corp. 9.25% 7/15/13	175,000	199,500
		2,768,526
TOTAL TELECOMMUNICATION SERVICES		11,247,537
UTILITIES - 2.4%
Electric Utilities - 1.2%
AES Gener SA 7.5% 3/25/14	70,000	72,275
Cleveland Electric Illuminating Co. 5.65% 12/15/13	300,000	309,783
Duke Capital LLC 6.75% 2/15/32	1,400,000	1,559,447
Exelon Corp.:
4.9% 6/15/15	485,000	475,903
5.625% 6/15/35	90,000	88,598
6.75% 5/1/11	420,000	458,365
FirstEnergy Corp. 6.45% 11/15/11	155,000	166,683
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
UTILITIES - continued
Electric Utilities - continued
MSW Energy Holdings II LLC/MSW Finance Co. II, Inc. 7.375% 9/1/10	$ 40,000	$ 41,600
MSW Energy Holdings LLC/MSW Energy Finance Co., Inc. 8.5% 9/1/10	10,000	10,750
Nevada Power Co.:
5.875% 1/15/15 (e)	40,000	40,700
6.5% 4/15/12	50,000	52,500
Oncor Electric Delivery Co. 6.375% 5/1/12	45,000	48,651
Progress Energy, Inc. 7.1% 3/1/11	950,000	1,043,885
Sierra Pacific Resources 7.803% 6/15/12	40,000	42,800
TECO Energy, Inc. 7% 5/1/12	80,000	86,000
Texas Genco LLC/Texas Genco Financing Corp. 6.875% 12/15/14 (e)	125,000	131,250
TXU Energy Co. LLC 7% 3/15/13	480,000	531,063
		5,160,253
Gas Utilities - 0.0%
Colorado Interstate Gas Co. 5.95% 3/15/15 (e)	60,000	59,550
El Paso Energy Corp. 6.75% 5/15/09	25,000	25,094
Sonat, Inc.:
6.625% 2/1/08	20,000	20,025
6.75% 10/1/07	15,000	15,038
		119,707
Independent Power Producers & Energy Traders - 0.6%
AES Corp.:
8.75% 6/15/08	2,000	2,150
8.75% 5/15/13 (e)	35,000	38,763
8.875% 2/15/11	282,000	312,315
9% 5/15/15 (e)	25,000	27,938
9.375% 9/15/10	7,000	7,875
9.5% 6/1/09	19,000	21,066
Allegheny Energy Supply Co. LLC:
7.8% 3/15/11	170,000	186,150
8.25% 4/15/12 (e)	90,000	101,250
10.25% 11/15/07 (e)	26,657	28,990
13% 11/15/07 (e)(i)	3,339	3,673
Constellation Energy Group, Inc. 7% 4/1/12	1,050,000	1,163,003
NRG Energy, Inc. 8% 12/15/13	172,000	184,040
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
UTILITIES - continued
Independent Power Producers & Energy Traders - continued
Tenaska Alabama Partners LP 7% 6/30/21 (e)	$ 100,000	$ 102,750
TXU Corp. 5.55% 11/15/14 (e)	250,000	243,719
		2,423,682
Multi-Utilities - 0.6%
CMS Energy Corp.:
6.3% 2/1/12	60,000	60,675
8.5% 4/15/11	45,000	50,231
9.875% 10/15/07	135,000	147,825
Dominion Resources, Inc.:
4.75% 12/15/10	535,000	531,322
5.15% 7/15/15	500,000	497,526
5.95% 6/15/35	905,000	924,867
6.25% 6/30/12	270,000	288,619
Utilicorp Canada Finance Corp. 7.75% 6/15/11	105,000	109,463
		2,610,528
TOTAL UTILITIES		10,314,170
TOTAL NONCONVERTIBLE BONDS (Cost $92,844,009)		94,038,947
U.S. Government and Government Agency Obligations - 30.4%

U.S. Government Agency Obligations - 4.0%
Fannie Mae:
3.25% 1/15/08	8,000,000	7,812,344
4.375% 7/17/13	2,205,000	2,143,699
4.625% 5/1/13	5,000,000	4,944,360
Federal Home Loan Bank 3.75% 9/28/06	40,000	39,762
Freddie Mac:
5.25% 11/5/12	280,000	279,761
5.875% 3/21/11	2,095,000	2,221,337
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		17,441,263
U.S. Treasury Inflation Protected Obligations - 4.6%
U.S. Treasury Inflation-Indexed Bonds 2.375% 1/15/25	4,434,805	4,682,155
U.S. Government and Government Agency Obligations - continued
	Principal Amount	Value (Note 1)
U.S. Treasury Inflation Protected Obligations - continued
U.S. Treasury Inflation-Indexed Notes:
0.875% 4/15/10	$ 3,078,570	$ 2,957,553
2% 1/15/14	11,889,069	12,019,436
TOTAL U.S. TREASURY INFLATION PROTECTED OBLIGATIONS		19,659,144
U.S. Treasury Obligations - 21.8%
U.S. Treasury Bonds 6.25% 5/15/30	7,720,000	9,703,677
U.S. Treasury Notes:
3.125% 1/31/07	40,160,000	39,661,094
3.375% 10/15/09	1,000,000	970,273
3.625% 4/30/07	7,808,000	7,757,373
3.625% 6/30/07 (f)	7,111,000	7,059,609
4.25% 8/15/13	10,049,000	10,061,561
4.75% 5/15/14	15,855,000	16,408,688
6.5% 2/15/10	2,170,000	2,378,609
TOTAL U.S. TREASURY OBLIGATIONS		94,000,884
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $131,105,466)		131,101,291
U.S. Government Agency - Mortgage Securities - 25.3%

Fannie Mae - 24.2%
3.463% 4/1/34 (i)	155,188	154,598
3.734% 1/1/35 (i)	81,020	80,197
3.753% 10/1/33 (i)	57,513	56,675
3.786% 12/1/34 (i)	67,601	66,855
3.793% 6/1/34 (i)	269,511	263,211
3.801% 12/1/34 (i)	21,120	20,923
3.828% 1/1/35 (i)	64,725	64,163
3.838% 1/1/35 (i)	160,045	159,402
3.867% 1/1/35 (i)	90,198	89,698
3.913% 12/1/34 (i)	44,713	44,363
3.937% 10/1/34 (i)	60,034	59,588
3.937% 12/1/34 (i)	92,940	92,473
3.963% 1/1/35 (i)	125,373	124,133
3.97% 5/1/33 (i)	15,574	15,481
3.975% 1/1/35 (i)	64,173	63,554
3.981% 12/1/34 (i)	65,505	64,819
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Fannie Mae - continued
4% 8/1/20 (f)	$ 2,895,592	$ 2,792,437
4.008% 12/1/34 (i)	373,367	372,610
4.011% 1/1/35 (i)	43,259	42,826
4.014% 12/1/34 (i)	43,068	42,611
4.023% 2/1/35 (i)	47,859	47,446
4.03% 1/1/35 (i)	23,990	23,874
4.032% 12/1/34 (i)	43,840	43,751
4.045% 5/1/34 (i)	25,362	25,346
4.049% 2/1/35 (i)	45,038	44,699
4.053% 10/1/18 (i)	61,942	61,329
4.054% 1/1/35 (i)	44,950	44,529
4.079% 4/1/33 (i)	18,339	18,311
4.098% 1/1/35 (i)	90,941	91,282
4.104% 2/1/35 (i)	46,625	46,397
4.11% 2/1/35 (i)	46,488	46,325
4.117% 2/1/35 (i)	91,838	91,479
4.118% 1/1/35 (i)	102,744	102,288
4.121% 2/1/35 (i)	183,102	182,253
4.124% 1/1/35 (i)	110,266	110,771
4.137% 1/1/35 (i)	177,027	176,326
4.138% 2/1/35 (i)	112,865	113,284
4.144% 1/1/35 (i)	165,216	165,989
4.15% 11/1/34 (i)	83,645	83,189
4.154% 2/1/35 (i)	93,461	93,188
4.178% 1/1/35 (i)	188,993	190,793
4.183% 1/1/35 (i)	90,084	89,998
4.189% 11/1/34 (i)	34,835	34,773
4.197% 1/1/35 (i)	115,561	114,805
4.232% 3/1/34 (i)	56,248	56,058
4.25% 2/1/35 (i)	72,107	71,699
4.258% 10/1/34 (i)	149,869	150,753
4.293% 3/1/35 (i)	69,874	69,865
4.297% 7/1/34 (i)	57,200	57,342
4.302% 1/1/35 (i)	71,234	70,795
4.306% 8/1/33 (i)	123,209	122,720
4.315% 3/1/33 (i)	31,176	31,109
4.323% 5/1/35 (i)	91,219	91,093
4.332% 12/1/34 (i)	46,562	46,607
4.335% 2/1/35 (i)	45,626	45,509
4.349% 1/1/35 (i)	68,741	68,129
4.351% 1/1/35 (i)	70,501	70,245
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Fannie Mae - continued
4.367% 2/1/34 (i)	$ 150,340	$ 149,954
4.372% 4/1/35 (i)	47,281	47,200
4.401% 2/1/35 (i)	95,631	94,944
4.409% 5/1/35 (i)	183,454	183,539
4.451% 6/1/33 (i)	46,276	45,765
4.455% 3/1/35 (i)	73,725	73,083
4.467% 10/1/34 (i)	325,088	325,221
4.479% 4/1/34 (i)	114,089	114,254
4.489% 8/1/34 (i)	201,750	201,656
4.5% 5/1/18 to 4/1/35	22,521,980	21,921,930
4.5% 8/1/20 (f)	3,000,000	2,950,313
4.5% 3/1/35 (i)	194,189	193,523
4.508% 1/1/35 (i)	108,887	109,522
4.528% 12/1/34 (i)	437,452	435,753
4.529% 3/1/35 (i)	170,779	170,085
4.538% 8/1/34 (i)	112,544	113,173
4.554% 7/1/35 (i)	225,000	225,105
4.564% 2/1/35 (i)	429,539	430,042
4.57% 2/1/35 (i)	63,371	63,565
4.604% 1/1/33 (i)	349,267	350,263
4.619% 2/1/35 (i)	183,580	182,913
4.645% 2/1/35 (i)	64,103	64,462
4.649% 11/1/34 (i)	220,719	221,205
4.687% 11/1/34 (i)	204,340	204,606
4.714% 3/1/35 (i)	521,050	523,150
4.74% 7/1/34 (i)	198,906	197,588
4.741% 3/1/35 (i)	94,718	94,718
4.823% 12/1/34 (i)	184,753	185,403
4.847% 12/1/34 (i)	67,829	68,031
4.898% 10/1/34 (i)	142,962	143,698
5% 3/1/35 to 8/1/35	20,610,101	20,304,630
5% 8/1/35 (f)	9,875,320	9,724,104
5.123% 2/1/35 (i)	544,160	543,205
5.137% 5/1/35 (i)	93,312	93,440
5.204% 6/1/35 (i)	321,987	326,202
5.366% 12/1/32 (i)	91,997	93,032
5.5% 11/1/16 to 10/1/34	5,196,795	5,234,994
5.5% 8/1/35 (f)	18,607,798	18,712,467
5.817% 5/1/35 (i)	435,730	440,363
6% 7/1/08 to 3/1/33	8,513,123	8,757,925
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Fannie Mae - continued
6.5% 6/1/09 to 1/1/33	$ 2,320,425	$ 2,407,535
7% 9/1/25 to 8/1/29	301,767	318,457
TOTAL FANNIE MAE		104,705,984
Freddie Mac - 1.0%
4.106% 12/1/34 (i)	65,639	65,241
4.13% 12/1/34 (i)	109,099	108,600
4.223% 1/1/35 (i)	280,789	279,777
4.287% 1/1/35 (i)	255,358	255,371
4.3% 5/1/35 (i)	168,933	168,068
4.311% 12/1/34 (i)	94,658	94,086
4.312% 3/1/35 (i)	90,473	90,187
4.368% 3/1/35 (i)	123,047	121,663
4.4% 2/1/35 (i)	170,490	168,625
4.404% 2/1/35 (i)	191,748	191,238
4.446% 3/1/35 (i)	73,623	72,777
4.449% 2/1/34 (i)	100,426	100,004
4.49% 3/1/35 (i)	242,950	240,824
4.497% 6/1/35 (i)	98,241	98,169
4.498% 3/1/35 (i)	610,000	605,997
4.504% 3/1/35 (i)	98,043	97,078
4.565% 2/1/35 (i)	141,902	142,091
5.036% 4/1/35 (i)	525,511	528,708
5.223% 8/1/33 (i)	40,373	41,246
6% 5/1/33	814,667	833,767
TOTAL FREDDIE MAC		4,303,517
Government National Mortgage Association - 0.1%
7% 7/15/31 to 12/15/32	242,236	255,890
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $110,321,879)		109,265,391
Asset-Backed Securities - 3.2%

ACE Securities Corp.:
Series 2003-FM1 Class M2, 5.31% 11/25/32 (i)	40,000	40,471
Series 2004-HE1:
Class M1, 3.96% 2/25/34 (i)	125,000	125,044
Class M2, 4.56% 2/25/34 (i)	125,000	125,063
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
ACE Securities Corp.: - continued
Series 2005-SD1 Class A1, 3.86% 11/25/50 (i)	$ 141,526	$ 141,700
American Express Credit Account Master Trust Series 2004-C Class C, 3.8881% 2/15/12 (e)(i)	1,559,117	1,563,718
AmeriCredit Automobile Receivables Trust Series 2004-1 Class D, 5.07% 7/6/10	290,000	289,544
Ameriquest Mortgage Securities, Inc. Series 2004-R2:
Class M1, 3.89% 4/25/34 (i)	65,000	64,997
Class M2, 3.94% 4/25/34 (i)	50,000	49,998
Asset Backed Securities Corp. Home Equity Loan Trust:
Series 2003-HE2 Class A2, 3.7681% 4/15/33 (i)	7,890	7,894
Series 2003-HE7 Class A3, 3.7481% 12/15/33 (i)	75,119	75,396
Series 2004-HE2 Class M1, 4.01% 4/25/34 (i)	375,000	375,666
Bank One Issuance Trust:
Series 2002-C1 Class C1, 4.3481% 12/15/09 (i)	425,000	429,552
Series 2004-B2 Class B2, 4.37% 4/15/12	900,000	890,715
Capital One Multi-Asset Execution Trust:
Series 2003-B1 Class B1, 4.5581% 2/17/09 (i)	120,000	120,751
Series 2003-B2 Class B2, 3.5% 2/17/09	60,000	59,651
Series 2003-B4 Class B4, 4.1881% 7/15/11 (i)	90,000	91,451
Series 2004-6 Class B, 4.15% 7/16/12	570,000	559,157
CDC Mortgage Capital Trust Series 2003-HE2 Class M2, 5.36% 10/25/33 (i)	30,000	30,526
Chase Credit Card Master Trust Series 2003-6 Class B, 3.7381% 2/15/11 (i)	230,000	231,735
Chase Credit Card Owner Trust Series 2004-1 Class B, 3.5881% 5/15/09 (i)	220,000	219,957
Citibank Credit Card Issuance Trust:
Series 2000-C2 Class C2, 4.2488% 10/15/07 (i)	1,000,000	1,000,649
Series 2003-C1 Class C1, 4.65% 4/7/10 (i)	305,000	311,297
Countrywide Home Loans, Inc.:
Series 2004-2 Class M1, 3.96% 5/25/34 (i)	275,000	275,355
Series 2004-3 Class M1, 3.96% 6/25/34 (i)	75,000	75,069
Series 2005-1:
Class MV1, 3.86% 7/25/35 (i)	185,000	184,718
Class MV2, 3.9% 7/25/35 (i)	220,000	219,366
Class MV3, 3.94% 7/25/35 (i)	90,000	89,870
Crown Castle Towers LLC/Crown Atlantic Holdings Sub LLC/Crown Communication, Inc. Series 2005-1:
Class B, 4.878% 6/15/35 (e)	309,000	311,474
Class C, 5.074% 6/15/35 (e)	281,000	282,405
First Franklin Mortgage Loan Trust Series 2004-FF2:
Class M3, 4.01% 3/25/34 (i)	25,000	25,044
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
First Franklin Mortgage Loan Trust Series 2004-FF2: - continued
Class M4, 4.36% 3/25/34 (i)	$ 25,000	$ 25,221
Fremont Home Loan Trust Series 2004-A:
Class M1, 4.01% 1/25/34 (i)	225,000	225,144
Class M2, 4.61% 1/25/34 (i)	275,000	278,153
GSAMP Trust Series 2004-FM2 Class M1, 3.96% 1/25/34 (i)	250,000	249,989
HFC Home Equity Loan Asset Backed Certificates Series 2005-2:
Class M1, 3.97% 1/20/34 (i)	185,000	185,000
Class M2, 4% 1/20/34 (i)	140,000	140,000
Home Equity Asset Trust:
Series 2003-2:
Class A2, 3.84% 8/25/33 (i)	2,448	2,457
Class M1, 4.34% 8/25/33 (i)	25,000	25,271
Series 2003-4:
Class M1, 4.26% 10/25/33 (i)	40,000	40,297
Class M2, 5.36% 10/25/33 (i)	45,000	45,591
Series 2004-3 Class M2, 4.66% 8/25/34 (i)	120,000	122,039
Long Beach Mortgage Loan Trust Series 2003-3 Class M2, 5.31% 7/25/33 (i)	45,000	45,879
MBNA Credit Card Master Note Trust:
Series 2003-B2 Class B2, 3.7781% 10/15/10 (i)	80,000	80,814
Series 2003-B3 Class B3, 3.7631% 1/18/11 (i)	285,000	286,352
Series 2003-B5 Class B5, 3.7581% 2/15/11 (i)	240,000	241,854
Meritage Mortgage Loan Trust Series 2004-1:
Class M1, 3.96% 7/25/34 (i)	100,000	99,996
Class M2, 4.01% 7/25/34 (i)	25,000	24,999
Class M3, 4.41% 7/25/34 (i)	50,000	49,998
Class M4, 4.56% 7/25/34 (i)	25,000	24,999
Morgan Stanley ABS Capital I, Inc.:
Series 2002-HE3 Class M1, 4.56% 12/27/32 (i)	90,000	91,161
Series 2003-NC8 Class M1, 4.16% 9/25/33 (i)	35,000	35,201
Morgan Stanley Dean Witter Capital I Trust:
Series 2001-NC4 Class M1, 4.46% 1/25/32 (i)	39,060	39,202
Series 2002-NC1 Class M1, 4.26% 2/25/32 (e)(i)	138,907	140,074
Series 2002-NC3 Class M1, 4.18% 8/25/32 (i)	75,000	75,576
Series 2003-NC2 Class M2, 5.46% 2/25/33 (i)	40,000	40,634
National Collegiate Funding LLC Series 2004-GT1 Class IO1, 7.87% 6/25/10 (e)(i)(l)	455,000	153,787
National Collegiate Student Loan Trust Series 2005-GT1 Class AIO, 6.75% 12/25/09 (l)	250,000	67,324
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
New Century Home Equity Loan Trust Series 2003-2 Class A2, 3.89% 1/25/33 (i)	$ 3,422	$ 3,423
NovaStar Home Equity Loan Series 2004-1:
Class M1, 3.91% 6/25/34 (i)	75,000	75,063
Class M4, 4.435% 6/25/34 (i)	125,000	125,213
Park Place Securities, Inc. Series 2005-WCH1:
Class M2, 3.98% 1/25/35 (i)	225,000	224,544
Class M4, 4.29% 1/25/35 (i)	750,000	750,878
Sears Credit Account Master Trust II Series 2002-4 Class A, 3.5181% 8/18/09 (i)	100,000	99,999
SLM Private Credit Student Loan Trust Series 2004-A Class C, 3.96% 6/15/33 (i)	260,000	265,580
Volkswagen Auto Lease Trust Series 2005-A Class A4, 3.94% 10/20/10	970,000	959,829
WFS Financial Owner Trust Series 2004-3 Class D, 4.07% 2/17/12	284,404	282,142
TOTAL ASSET-BACKED SECURITIES (Cost $13,893,498)		13,891,916
Collateralized Mortgage Obligations - 3.6%

Private Sponsor - 3.3%
Adjustable Rate Mortgage Trust floater:
Series 2005-1 Class 5A2, 3.79% 5/25/35 (i)	333,915	334,126
Series 2005-2 Class 6A2, 3.74% 6/25/35 (i)	161,688	161,793
Bank of America Mortgage Securities, Inc.:
Series 2003-K:
Class 1A1, 3.3521% 12/25/33 (i)	168,036	166,513
Class 2A1, 4.1867% 12/25/33 (i)	298,300	294,569
Series 2004-B:
Class 1A1, 3.4262% 3/25/34 (i)	664,848	656,626
Class 2A2, 4.1351% 3/25/34 (i)	204,630	200,155
Series 2004-C Class 1A1, 3.3726% 4/25/34 (i)	383,241	378,537
Series 2004-D:
Class 1A1, 3.5597% 5/25/34 (i)	448,999	444,076
Class 2A2, 4.2101% 5/25/34 (i)	585,166	576,845
Series 2004-G Class 2A7, 4.6058% 8/25/34 (i)	621,572	619,487
Series 2004-H Class 2A1, 4.5133% 9/25/34 (i)	552,389	547,078
Bear Stearns Alt-A Trust floater Series 2005-1 Class A1, 3.74% 1/25/35 (i)	645,482	645,482
CS First Boston Mortgage Securities Corp. floater:
Series 2004-AR3 Class 6A2, 3.83% 4/25/34 (i)	115,778	115,881
Collateralized Mortgage Obligations - continued
	Principal Amount	Value (Note 1)
Private Sponsor - continued
CS First Boston Mortgage Securities Corp. floater: - continued
Series 2004-AR6 Class 9A2, 3.83% 10/25/34 (i)	$ 213,174	$ 213,302
Granite Mortgages PLC floater Series 2004-2 Class 1C, 4.13% 6/20/44 (i)	194,632	195,032
Lehman Structured Securities Corp. floater Series 2005-1 Class A2, 3.67% 9/26/45 (e)(i)	743,244	743,244
Master Alternative Loan Trust Series 2004-3 Class 3A1, 6% 4/25/34	76,015	76,870
Master Asset Securitization Trust Series 2004-9 Class 7A1, 6.3188% 5/25/17 (i)	481,596	486,800
Master Seasoned Securitization Trust Series 2004-1 Class 1A1, 6.2437% 8/25/17 (i)	371,110	379,522
Merrill Lynch Mortgage Investors, Inc.:
floater Series 2005-B Class A2, 3.75% 6/25/30 (i)	629,385	629,385
Series 2003-E Class XA1, 1% 10/25/28 (i)(l)	1,302,816	15,846
Series 2003-G Class XA1, 1% 1/25/29 (l)	1,833,562	23,767
Series 2003-H Class XA1, 1% 1/25/29 (e)(l)	1,474,148	19,285
Opteum Mortgage Acceptance Corp. floater Series 2005-3 Class APT, 3.75% 6/25/35 (i)	367,832	368,047
Residential Asset Mortgage Products, Inc. sequential pay:
Series 2003-SL1 Class A31, 7.125% 4/25/31	518,998	528,368
Series 2004-SL2 Class A1, 6.5% 10/25/16	71,407	72,543
Residential Finance LP/Residential Finance Development Corp. floater:
Series 2003-CB1:
Class B3, 4.8% 6/10/35 (e)(i)	43,397	44,156
Class B4, 5% 6/10/35 (e)(i)	38,575	39,298
Class B5, 5.6% 6/10/35 (e)(i)	28,931	29,546
Class B6, 6.1% 6/10/35 (e)(i)	14,466	14,773
Series 2004-B:
Class B4, 4.45% 2/10/36 (e)(i)	98,295	99,770
Class B5, 4.9% 2/10/36 (e)(i)	98,295	100,015
Class B6, 5.35% 2/10/36 (e)(i)	98,295	100,138
Series 2004-C:
Class B4, 4.3% 9/10/36 (i)	98,887	100,123
Class B5, 4.7% 9/10/36 (i)	98,887	100,000
Class B6, 5.1% 9/10/36 (i)	98,887	100,370
Sequoia Mortgage Funding Trust Series 2003-A Class AX1, 0.8% 10/21/08 (e)(l)	3,273,870	24,731
Sequoia Mortgage Trust floater Series 2005-2 Class A2, 3.36% 3/20/35 (i)	549,984	549,984
Collateralized Mortgage Obligations - continued
	Principal Amount	Value (Note 1)
Private Sponsor - continued
Structured Adjustable Rate Mortgage Loan Trust floater Series 2001-14 Class A1, 3.77% 7/25/35 (i)	$ 1,163,940	$ 1,163,940
Washington Mutual Mortgage Securities Corp. sequential pay:
Series 2003-MS9 Class 2A1, 7.5% 12/25/33	59,087	61,232
Series 2004-RA2 Class 2A, 7% 7/25/33	121,414	124,065
Wells Fargo Mortgage Backed Securities Trust:
Series 2004-T Class A1, 3.4526% 9/25/34 (i)	581,105	578,530
Series 2005-AR10 Class 2A2, 4.111% 6/25/35 (i)	952,333	939,034
Series 2005-AR12 Class 2A6, 4.322% 7/25/35 (i)	906,327	894,687
Series 2005-AR9 Class 2A1, 4.3621% 5/25/35 (i)	395,715	392,917
TOTAL PRIVATE SPONSOR		14,350,488
U.S. Government Agency - 0.3%
Fannie Mae guaranteed REMIC pass thru certificates planned amortization class Series 2004-81 Class KD, 4.5% 4/25/17	1,050,000	1,036,840
Freddie Mac Multi-class participation certificates guaranteed sequential pay Series 2750 Class ZT, 5% 2/15/34	391,734	359,862
Ginnie Mae guaranteed Multi-family pass thru securities sequential pay Series 2002-35 Class C, 5.8918% 10/16/23 (i)	25,000	25,921
Ginnie Mae guaranteed REMIC pass thru securities planned amortization class Series 2003-75 Class LI, 5.5% 10/20/21 (l)	503,202	230
TOTAL U.S. GOVERNMENT AGENCY		1,422,853
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $15,858,005)		15,773,341
Commercial Mortgage Securities - 2.5%

Banc of America Large Loan, Inc. floater:
Series 2003-BBA2:
Class C, 3.8581% 11/15/15 (e)(i)	50,000	50,183
Class D, 3.9381% 11/15/15 (e)(i)	80,000	80,456
Class F, 4.2881% 11/15/15 (e)(i)	60,000	60,421
Class H, 4.7881% 11/15/15 (e)(i)	50,000	50,297
Class J, 5.3381% 11/15/15 (e)(i)	55,000	55,330
Class K, 5.82% 11/15/15 (e)(i)	50,000	49,684
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Banc of America Large Loan, Inc. floater: - continued
Series 2005-BOCA:
Class D, 3.7181% 12/15/16 (e)(i)	$ 110,000	$ 110,055
Class E, 3.8081% 12/15/16 (e)(i)	100,000	100,077
Class F, 3.8881% 12/15/16 (e)(i)	110,000	110,100
Class H, 4.3381% 12/15/16 (e)(i)	120,000	119,816
Class K, 4.7381% 12/15/16 (e)(i)	105,000	104,868
Bayview Commercial Asset Trust:
floater:
Series 2004-1 Class A, 3.82% 4/25/34 (e)(i)	332,648	333,233
Series 2004-2 Class A, 3.89% 8/25/34 (e)(i)	357,944	359,705
Series 2004-3:
Class A1, 3.83% 1/25/35 (e)(i)	333,894	335,063
Class A2, 3.88% 1/25/35 (e)(i)	47,699	47,867
Class M1, 3.96% 1/25/35 (e)(i)	47,699	47,764
Class M2, 4.46% 1/25/35 (e)(i)	47,699	47,983
Series 2004-1 Class IO, 1.25% 4/25/34 (e)(l)	3,635,356	213,130
Bear Stearns Commercial Mortgage Securities, Inc.:
sequential pay Series 2004-ESA Class A3, 4.741% 5/14/16 (e)	180,000	180,489
Series 2004-ESA:
Class B, 4.888% 5/14/16 (e)	325,000	327,429
Class C, 4.937% 5/14/16 (e)	205,000	206,951
Class D, 4.986% 5/14/16 (e)	75,000	75,483
Class E, 5.064% 5/14/16 (e)	230,000	231,631
Class F, 5.182% 5/14/16 (e)	55,000	55,483
COMM floater Series 2002-FL7 Class D, 3.9581% 11/15/14 (e)(i)	125,000	125,054
Commercial Mortgage pass thru certificates floater Series 2004-CNL:
Class B, 3.7881% 9/15/14 (e)(i)	105,000	105,042
Class D, 4.0281% 9/15/14 (e)(i)	30,000	30,009
Class E, 4.0881% 9/15/14 (e)(i)	45,000	45,033
Class F, 4.1881% 9/15/14 (e)(i)	35,000	35,020
Class G, 4.3681% 9/15/14 (e)(i)	80,000	80,032
Class H, 4.4681% 9/15/14 (e)(i)	85,000	85,034
Class J, 4.9881% 9/15/14 (e)(i)	30,000	30,095
Class K, 5.3881% 9/15/14 (e)(i)	45,000	45,093
Class L, 5.5881% 9/15/14 (e)(i)	35,000	34,983
CS First Boston Mortgage Securities Corp.:
sequential pay:
Series 1997-C2 Class A2, 6.52% 1/17/35	30,736	30,982
Series 2004-C1 Class A4, 4.75% 1/15/37	695,000	686,789
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
CS First Boston Mortgage Securities Corp.: - continued
Series 2003-TFLA Class G, 3.7357% 4/15/13 (e)(i)	$ 22,400	$ 22,331
Fannie Mae sequential pay Series 1999-10 Class MZ, 6.5% 9/17/38	757,908	818,204
Ginnie Mae guaranteed REMIC pass thru securities:
sequential pay:
Series 2003-22 Class B, 3.963% 5/16/32	60,000	57,909
Series 2003-36 Class C, 4.254% 2/16/31	55,000	53,609
Series 2003-47 Class C, 4.227% 10/16/27	105,000	103,082
Series 2003-59 Class D, 3.654% 10/16/27	115,000	108,543
Series 2003-47 Class XA, 0.1927% 6/16/43 (i)(l)	5,638,415	265,400
GS Mortgage Securities Corp. II sequential pay:
Series 2001-LIBA Class A2, 6.615% 2/14/16 (e)	385,000	420,722
Series 2003-C1 Class A2A, 3.59% 1/10/40	65,000	63,719
Hilton Hotel Pool Trust Series 2000-HLTA Class D, 7.555% 10/3/15 (e)	370,000	403,297
Host Marriot Pool Trust sequential pay Series 1999-HMTA Class D, 7.97% 8/3/15 (e)	110,000	119,163
Leafs CMBS I Ltd./Leafs CMBS I Corp. Series 2002-1A Class C, 4.13% 11/20/37 (e)	200,000	180,420
Morgan Stanley Capital I, Inc. Series 2005-IQ9 Class X2, 1.2036% 7/15/56 (e)(i)(l)	3,920,000	199,369
Mortgage Capital Funding, Inc. sequential pay Series 1998-MC2 Class A2, 6.423% 6/18/30	319,331	332,253
Trizechahn Office Properties Trust Series 2001-TZHA:
Class C3, 6.522% 3/15/13 (e)	25,000	25,720
Class C4, 6.893% 5/15/16 (e)	500,000	547,173
Class E3, 7.253% 3/15/13 (e)	235,000	243,947
Wachovia Bank Commercial Mortgage Trust:
sequential pay Series 2003-C8 Class A3, 4.445% 11/15/35	785,000	773,341
Series 2004-C15:
Class 180A, 5.5782% 10/15/41 (e)(i)	1,000,000	984,198
Class 180B, 5.5782% 10/15/41 (e)(i)	500,000	492,099
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $11,297,120)		10,901,163
Foreign Government and Government Agency Obligations - 2.5%

Argentine Republic:
3% 4/30/13 (i)	90,000	73,224
3.01% 8/3/12 (i)	400,000	312,600
Foreign Government and Government Agency Obligations - continued
	Principal Amount	Value (Note 1)
Argentine Republic: - continued
discount 8.28% (with partial capitalization through 12/31/2013) 12/31/33 unit (j)	$ 215,346	$ 208,024
par 1.33% 12/31/38 unit (d)(j)	50,116	17,942
Brazilian Federative Republic:
Brady:
debt conversion bond 4.3125% 4/15/12 (i)	131,766	127,484
par Z-L 6% 4/15/24	265,000	251,088
8% 1/15/18	514,000	521,068
10.5% 7/14/14	125,000	145,250
11% 1/11/12	60,000	70,800
11% 8/17/40	470,000	552,250
12.25% 3/6/30	105,000	137,025
12.75% 1/15/20	75,000	99,675
14.5% 10/15/09	75,000	96,488
Central Bank of Nigeria promissory note 5.092% 1/5/10	113,447	108,728
Chilean Republic 7.125% 1/11/12	1,250,000	1,406,625
Colombian Republic:
10.75% 1/15/13	150,000	179,250
11.75% 2/25/20	80,000	103,600
Dominican Republic:
Brady 3.9425% 8/30/09 (i)	116,248	112,761
4.375% 8/30/24 (i)	250,000	231,250
Ecuador Republic:
8% 8/15/30 (Reg. S) (d)	45,000	38,700
12% 11/15/12 (Reg. S)	45,000	44,213
euro par 5% 2/28/25	15,000	10,875
Indonesian Republic 7.25% 4/20/15 (e)	30,000	30,300
Israeli State 4.625% 6/15/13	20,000	19,363
Korean Republic 4.875% 9/22/14	195,000	193,585
Lebanese Republic:
6.77% 11/30/09 (e)(i)	70,000	70,175
6.77% 11/30/09 (i)	235,000	235,588
Panamanian Republic Brady discount 4.6875% 7/17/26 (i)	25,000	23,375
Peruvian Republic:
7.35% 7/21/25	100,000	99,750
9.125% 2/21/12	75,000	88,688
9.875% 2/6/15	45,000	55,800
Foreign Government and Government Agency Obligations - continued
	Principal Amount	Value (Note 1)
Philippine Republic:
Brady principal collateralized interest reduction bond 6.5% 12/1/17	$ 120,000	$ 119,400
8.375% 2/15/11	360,000	370,350
9% 2/15/13	100,000	105,000
9.875% 1/15/19	90,000	96,863
10.625% 3/16/25	95,000	105,213
Republic of Serbia 3.75% 11/1/24 (d)(e)	50,000	43,063
Russian Federation:
5% 3/31/30 (Reg. S) (d)	762,000	845,344
11% 7/24/18 (Reg. S)	35,000	51,888
12.75% 6/24/28 (Reg. S)	120,000	215,850
euro 10% 6/26/07	60,000	65,550
Turkish Republic:
11% 1/14/13	230,000	290,375
11.5% 1/23/12	25,000	31,688
11.75% 6/15/10	305,000	378,200
11.875% 1/15/30	100,000	142,500
Ukraine Government:
6.365% 8/5/09 (i)	200,000	216,800
7.65% 6/11/13 (Reg. S)	100,000	110,000
United Mexican States:
4.625% 10/8/08	70,000	69,615
5.875% 1/15/14	85,000	86,998
6.75% 9/27/34	170,000	179,180
7.5% 1/14/12	100,000	111,700
Uruguay Republic 7.25% 2/15/11	60,000	61,200
Venezuelan Republic:
Discount A, 4.25% 3/31/20 (i)	250,000	246,875
4.64% 4/20/11 (i)	80,000	74,200
5.375% 8/7/10	105,000	98,490
9.25% 9/15/27	90,000	93,825
10.75% 9/19/13	240,000	279,120
13.625% 8/15/18	93,000	125,085
euro Brady par W-B 6.75% 3/31/20	250,000	250,000
Vietnamese Socialist Republic Brady par 3.75% 3/12/28 (d)	90,000	67,275
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $9,844,940)		10,597,191
Common Stocks - 0.0%
	Shares	Value (Note 1)
CONSUMER STAPLES - 0.0%
Personal Products - 0.0%
Revlon, Inc. Class A (sub. vtg.) (a)	18,648	$ 69,744
TOTAL COMMON STOCKS (Cost $36,503)		69,744
Sovereign Loan Participations - 0.0%
	Principal Amount
Indonesian Republic loan participation:
- Credit Suisse First Boston 4.375% 3/28/13 (i)	$ 117,509	109,871
- Deutsche Bank 4.375% 3/28/13 (i)	13,831	12,932
TOTAL SOVEREIGN LOAN PARTICIPATIONS (Cost $113,638)		122,803
Fixed-Income Funds - 12.5%
	Shares
Fidelity Ultra-Short Central Fund (k) (Cost $53,999,944)	542,844	54,002,121
Cash Equivalents - 6.9%
	Maturity Amount
Investments in repurchase agreements (Collateralized by U.S. Government Obligations, in a joint trading account at 3.32%, dated 7/29/05 due 8/1/05) (Cost $29,592,000)	$ 29,600,176	29,592,000
TOTAL INVESTMENT PORTFOLIO - 108.7% (Cost $468,907,002)		469,355,908
NET OTHER ASSETS - (8.7)%		(37,597,242)
NET ASSETS - 100%		$ 431,758,666
Swap Agreements
	Expiration Date	Notional Amount	Value
Credit Default Swap

Receive quarterly a fixed rate of .4% multiplied by the notional amount and pay to Merrill Lynch, Inc., upon each default event of one of the issues of Dow Jones CDX N.A. Investment Grade 4, par value of the proportional notional amount (h)

	June 2010	$ 4,500,000	$ (18,576)
Receive quarterly a fixed rate of .5% multiplied by the notional amount and pay to Merrill Lynch, Inc., upon each default event of one of the issues of Dow Jones CDX N.A. Investment Grade 3, par value of the proportional notional amount (g)	March 2010	1,250,000	951
Receive quarterly a fixed rate of .65% multiplied by the notional amount and pay to Merrill Lynch, Inc., upon each default event of one of the issues of Dow Jones CDX N.A. Investment Grade 4, par value of the proportional notional amount (h)	June 2015	12,500,000	(85,880)
Receive quarterly a fixed rate of .7% multiplied by the notional amount and pay to Deutsche Bank, upon each default event of one of the issues of Dow Jones CDX N.A. Investment Grade 3, par value of the proportional notional amount (g)	March 2015	1,250,000	(2,759)
Receive quarterly notional amount multiplied by .35% and pay Goldman Sachs upon default event of Southern California Edison Co., par value of the notional amount of Southern California Edison Co. 7.625% 1/15/10	Sept. 2010	400,000	(157)
Receive quarterly notional amount multiplied by .42% and pay Morgan Stanley, Inc. upon default event of Sempra Energy, par value of the notional amount of Sempra Energy 6% 2/1/13	Sept. 2010	600,000	98
Receive quarterly notional amount multiplied by .48% and pay JPMorgan Chase, Inc. upon default event of Fannie Mae, par value of the notional amount of Fannie Mae 4.625% 5/1/13	June 2010	1,000,000	9,039
TOTAL CREDIT DEFAULT SWAP		21,500,000	(97,284)
Swap Agreements - continued
	Expiration Date	Notional Amount	Value
Interest Rate Swap
Receive quarterly a fixed rate equal to 4.3875% and pay quarterly a floating rate based on 3-month LIBOR with Credit Suisse First Boston	March 2010	$ 1,250,000	$ (4,655)
Receive quarterly a fixed rate equal to 4.774% and pay quarterly a floating rate based on 3-month LIBOR with Credit Suisse First Boston	March 2015	1,250,000	11,777
Receive quarterly a fixed rate equal to 4.898% and pay quarterly a floating rate based on 3-month LIBOR with Lehman Brothers, Inc.	July 2014	1,135,000	19,725
TOTAL INTEREST RATE SWAP		3,635,000	26,847
Total Return Swap
Receive monthly a return equal to Banc of America Securities LLC AAA 10 Yr Commercial Mortgage Backed Securities Daily Index and pay monthly a floating rate based on 1-month LIBOR minus 40 basis points with Bank of America	March 2006	1,000,000	(16,398)
Receive monthly a return equal to Lehman Brothers CMBS AAA 8.5+ Index and pay monthly a floating rate based on 1-month LIBOR minus 20 basis points with Citibank	Oct. 2005	1,000,000	(24,809)
Receive monthly a return equal to Lehman Brothers CMBS U.S. Aggregate Index and pay monthly a floating rate based on 1-month LIBOR minus 10 basis points with Citibank	Oct. 2005	355,000	(5,703)
Receive monthly a return equal to Lehman Brothers CMBS U.S. Aggregate Index and pay monthly a floating rate based on 1-month LIBOR minus 20 basis points with Lehman Brothers, Inc.	March 2006	145,000	(2,279)
Receive monthly a return equal to Lehman Brothers Commercial Mortgage Backed Securities AAA Daily Index and pay monthly a floating rate based on 1-month LIBOR minus 25 basis points with Bank of America	Dec. 2005	600,000	(9,628)
Swap Agreements - continued
	Expiration Date	Notional Amount	Value
Total Return Swap - continued

Receive monthly a return equal to Banc of America Securities LLC AAA 10yr Commercial Mortgage Backed Securities Daily Index and pay monthly a floating rate based on 1-month LIBOR minus 20 basis points with Bank of America

	July 2006	$ 1,000,000	$ (8,117)
Receive quarterly a return equal to Banc of America Securities LLC AAA 10 Yr Commercial Mortgage Backed Securities Daily Index and pay quarterly a floating rate based on 3-month LIBOR minus 40 basis points with Bank of America	Nov. 2005	2,000,000	(7,836)
TOTAL TOTAL RETURN SWAP		6,100,000	(74,770)
		$ 31,235,000	$ (145,207)
Legend
(a) Non-income producing
(b) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(c) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(d) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $28,129,389 or 6.5% of net assets.

(f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(g) Dow Jones CDX N.A. Investment Grade 3 is a tradable index of credit default swaps on investment grade debt of U.S. companies.
(h) Dow Jones CDX N.A. Investment Grade 4 is a tradable index of credit default swaps on investment grade debt of U.S. companies.
(i) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(j) Includes attached Argentine Republic Gross Domestic Product-Linked Securities, expiring 12/15/35.

(k) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete listing of the fixed-income central fund's holdings is provided at the end of this report.

(l) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2005

Assets
Investment in securities, at value (including repurchase agreements of $29,592,000) (cost $468,907,002) - See accompanying schedule		$ 469,355,908
Cash		764
Receivable for investments sold		960,923
Receivable for fund shares sold		1,454,556
Interest receivable		3,810,371
Other receivables		58,931
Total assets		475,641,453

Liabilities
Payable for investments purchased Regular delivery	$ 1,339,322
Delayed delivery	41,984,448
Payable for fund shares redeemed	121,900
Distributions payable	60,328
Swap agreements, at value	145,207
Accrued management fee	115,609
Distribution fees payable	3,606
Other affiliated payables	75,644
Other payables and accrued expenses	36,723
Total liabilities		43,882,787

Net Assets		$ 431,758,666
Net Assets consist of:
Paid in capital		$ 428,201,146
Undistributed net investment income		539,146
Accumulated undistributed net realized gain (loss) on investments		2,397,425
Net unrealized appreciation (depreciation) on investments		620,949
Net Assets		$ 431,758,666

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2005

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($2,974,166 ÷ 281,429 shares)	$ 10.57

Maximum offering price per share (100/95.25 of $10.57)	$ 11.10
Class T: Net Asset Value and redemption price per share ($5,738,901 ÷ 543,558 shares)	$ 10.56

Maximum offering price per share (100/96.50 of $10.56)	$ 10.94
Class B: Net Asset Value and offering price per share ($2,029,025 ÷ 191,971 shares)A	$ 10.57

Class C: Net Asset Value and offering price per share ($677,191 ÷ 64,087 shares)A	$ 10.57

Total Bond: Net Asset Value, offering price and redemption price per share ($420,225,271 ÷ 39,761,938 shares)	$ 10.57

Institutional Class: Net Asset Value, offering price and redemption price per share ($114,112 ÷ 10,800 shares)	$ 10.57

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2005

Investment Income
Interest		$ 17,207,680

Expenses
Management fee	$ 1,558,348
Transfer agent fees	605,385
Distribution fees	21,368
Accounting fees and expenses	141,817
Fund wide operations fee	18,469
Independent trustees' compensation	1,960
Custodian fees and expenses	10,598
Registration fees	75,839
Audit	44,183
Legal	2,958
Miscellaneous	2,731
Total expenses before reductions	2,483,656
Expense reductions	(119,592)	2,364,064
Net investment income		14,843,616
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	3,976,436
Swap agreements	452,719
Total net realized gain (loss)		4,429,155
Change in net unrealized appreciation (depreciation) on: Investment securities	1,793,084
Swap agreements	72,263
Total change in net unrealized appreciation (depreciation)		1,865,347
Net gain (loss)		6,294,502
Net increase (decrease) in net assets resulting from operations		$ 21,138,118

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2005	Year ended July 31, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 14,843,616	$ 8,771,927
Net realized gain (loss)	4,429,155	937,699
Change in net unrealized appreciation (depreciation)	1,865,347	707,007
Net increase (decrease) in net assets resulting from operations	21,138,118	10,416,633
Distributions to shareholders from net investment income	(14,221,483)	(8,644,971)
Distributions to shareholders from net realized gain	(3,063,178)	(461,703)
Total distributions	(17,284,661)	(9,106,674)
Share transactions - net increase (decrease)	53,654,454	292,125,223
Total increase (decrease) in net assets	57,507,911	293,435,182

Net Assets
Beginning of period	374,250,755	80,815,573
End of period (including undistributed net investment income of $539,146 and undistributed net investment income of $79,241, respectively)	$ 431,758,666	$ 374,250,755

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2005	2004F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.46	$ 10.31
Income from Investment Operations
Net investment incomeE	.387	.046
Net realized and unrealized gain (loss)	.183	.145
Total from investment operations	.570	.191
Distributions from net investment income	(.370)	(.041)
Distributions from net realized gain	(.090)	-
Total distributions	(.460)	(.041)
Net asset value, end of period	$ 10.57	$ 10.46
Total ReturnB,C,D	5.52%	1.85%
Ratios to Average Net AssetsG
Expenses before expense reductions	.96%	.87%A
Expenses net of voluntary waivers, if any	.80%	.80%A
Expenses net of all reductions	.80%	.80%A
Net investment income	3.69%	3.51%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,974	$ 102
Portfolio turnover rate	193%	251%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period June 16, 2004 (commencement of sale of shares) to July 31, 2004.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2005	2004F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.46	$ 10.31
Income from Investment Operations
Net investment incomeE	.377	.045
Net realized and unrealized gain (loss)	.173	.144
Total from investment operations	.550	.189
Distributions from net investment income	(.360)	(.039)
Distributions from net realized gain	(.090)	-
Total distributions	(.450)	(.039)
Net asset value, end of period	$ 10.56	$ 10.46
Total ReturnB,C,D	5.33%	1.84%
Ratios to Average Net AssetsG
Expenses before expense reductions	1.13%	.96%A
Expenses net of voluntary waivers, if any	.90%	.90%A
Expenses net of all reductions	.90%	.90%A
Net investment income	3.59%	3.41%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,739	$ 102
Portfolio turnover rate	193%	251%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period June 16, 2004 (commencement of sale of shares) to July 31, 2004.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2005	2004F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.46	$ 10.31
Income from Investment Operations
Net investment incomeE	.309	.036
Net realized and unrealized gain (loss)	.182	.145
Total from investment operations	.491	.181
Distributions from net investment income	(.291)	(.031)
Distributions from net realized gain	(.090)	-
Total distributions	(.381)	(.031)
Net asset value, end of period	$ 10.57	$ 10.46
Total ReturnB,C,D	4.74%	1.76%
Ratios to Average Net AssetsG
Expenses before expense reductions	1.75%	1.62%A
Expenses net of voluntary waivers, if any	1.55%	1.55%A
Expenses net of all reductions	1.55%	1.55%A
Net investment income	2.94%	2.76%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,029	$ 104
Portfolio turnover rate	193%	251%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period June 16, 2004 (commencement of sale of shares) to July 31, 2004.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2005	2004F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.46	$ 10.31
Income from Investment Operations
Net investment incomeE	.299	.035
Net realized and unrealized gain (loss)	.181	.145
Total from investment operations	.480	.180
Distributions from net investment income	(.280)	(.030)
Distributions from net realized gain	(.090)	-
Total distributions	(.370)	(.030)
Net asset value, end of period	$ 10.57	$ 10.46
Total ReturnB,C,D	4.63%	1.74%
Ratios to Average Net AssetsG
Expenses before expense reductions	1.74%	1.74%A
Expenses net of voluntary waivers, if any	1.65%	1.65%A
Expenses net of all reductions	1.65%	1.65%A
Net investment income	2.84%	2.66%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 677	$ 142
Portfolio turnover rate	193%	251%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period June 16, 2004 (commencement of sale of shares) to July 31, 2004.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Total Bond

Years ended July 31,	2005	2004	2003E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.46	$ 10.28	$ 10.00
Income from Investment Operations
Net investment incomeD	.411	.340	.232
Net realized and unrealized gain (loss)	.182	.237	.269
Total from investment operations	.593	.577	.501
Distributions from net investment income	(.393)	(.337)	(.221)
Distributions from net realized gain	(.090)	(.060)	-
Total distributions	(.483)	(.397)	(.221)
Net asset value, end of period	$ 10.57	$ 10.46	$ 10.28
Total ReturnB,C	5.75%	5.68%	5.01%
Ratios to Average Net AssetsF
Expenses before expense reductions	.64%	.75%	1.01%A
Expenses net of voluntary waivers, if any	.61%	.65%	.65%A
Expenses net of all reductions	.61%	.65%	.65%A
Net investment income	3.87%	3.25%	2.83%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 420,225	$ 373,699	$ 80,816
Portfolio turnover rate	193%	251%	423%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period October 15, 2002 (commencement of operations) to July 31, 2003.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2005	2004E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.46	$ 10.31
Income from Investment Operations
Net investment incomeD	.410	.048
Net realized and unrealized gain (loss)	.182	.145
Total from investment operations	.592	.193
Distributions from net investment income	(.392)	(.043)
Distributions from net realized gain	(.090)	-
Total distributions	(.482)	(.043)
Net asset value, end of period	$ 10.57	$ 10.46
Total ReturnB,C	5.74%	1.87%
Ratios to Average Net AssetsF
Expenses before expense reductions	.62%	.71%A
Expenses net of voluntary waivers, if any	.62%	.65%A
Expenses net of all reductions	.61%	.65%A
Net investment income	3.87%	3.66%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 114	$ 102
Portfolio turnover rate	193%	251%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period June 16, 2004 (commencement of sale of shares) to July 31, 2004.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2005

1. Significant Accounting Policies.

Fidelity Total Bond Fund (the fund) is a non-diversified fund of Fidelity Income Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, Total Bond (the original class), and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds) and fixed-income Central Investment Portfolios (CIPs), collectively referred to as Central Funds, which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund, which are also consistently followed by the Central Funds:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies, including Central Funds, are valued at their net asset value each business day.

Investment Transactions and Income. Security transactions, including the fund's investment activity in the Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income, including distributions from the Central Funds, is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to short-term capital gains, prior period premium and discount on debt securities, market discount, financing transactions and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 4,501,366
Unrealized depreciation	(3,549,084)
Net unrealized appreciation (depreciation)	952,282
Undistributed ordinary income	1,565,014
Undistributed long-term capital gain	634,305

Cost for federal income tax purposes	$ 468,403,626

The tax character of distributions paid was as follows:

	July 31, 2005	July 31, 2004
Ordinary Income	$ 16,942,281	$ 9,106,674
Long-term Capital Gains	342,380	-
Total	$ 17,284,661	$ 9,106,674

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Swap Agreements. The fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Interest rate swaps are agreements to exchange cash flows periodically based on a notional principal amount, for example, the exchange of fixed rate interest payments for floating rate interest payments. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates could adversely impact a fund.

Annual Report

2. Operating Policies - continued

Swap Agreements - continued

Total return swaps are agreements to exchange the return generated by one instrument or index for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, a fund will receive a payment from the counterparty. To the extent it is less, a fund will make a payment to the counterparty. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. The fund may enter into credit default swaps in which either it or its counterparty act as guarantors. By acting as the guarantor of a swap, a fund assumes the market and credit risk of the underlying instrument including liquidity and loss of value. Periodic payments and premiums received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with a fund's custodian in compliance with swap contracts. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the fund's Schedule of Investments under the caption "Swap Agreements."

Mortgage Dollar Rolls. To earn additional income, the fund may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities ("mortgage dollar rolls") or the purchase and simultaneous agreement to sell similar securities ("reverse mortgage dollar rolls"). The securities traded are mortgage securities and bear the same interest rate but may be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Mortgage Dollar Rolls - continued

enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $104,158,635 and $90,216,988, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets (effective June 1, 2005, the fund's management contract was amended, reducing the individual fund fee rate to .20% of average net assets) and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .41% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.15%	$ 1,883	$ 146
Class T	0%	.25%	6,580	3,420
Class B	.65%	.25%	8,844	6,641
Class C	.75%	.25%	4,061	2,940
			$ 21,368	$ 13,147

FDC receives a front-end sales charge of up to 4.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 2,763
Class T	768
Class B*	2,261
Class C*	40
$ 5,832

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund, except for Total Bond. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Total Bond shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

Under an amended contract effective June 1, 2005, transfer agent fees for the Total Bond class consist of an asset based fee and were reduced to a rate of .10% of average net assets. The account fees were eliminated. For the period the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 4,554.36
Class T	11,173.43
Class B	3,849.39
Class C	1,101.27
Total Bond	584,567.15
Institutional Class	141.13
	$ 605,385

Accounting Fees. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month. Effective June 1, 2005, FMR pays these fees.

Fundwide Operations Fee. Pursuant to a new Fundwide Operations and Expense Agreement (FWOE) effective on June 1, 2005, FMR has agreed to provide for fund level expenses (which do not include transfer agent, Rule 12b-1 fees, the compensation of the independent trustees or other extraordinary expenses) in return for a FWOE fee equal to .35% less the total amount of the management fee. The FWOE paid by the fund is reduced by an amount equal to the fees and expenses paid to the independent trustees. For the period, the FWOE fee was equivalent to .005% of average net assets.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM) an affiliate of FMR.

The fund may also invest in CIPs managed by FIMM. The Ultra-Short Central Fund seeks to obtain a high level of current income consistent with preservation of capital by investing in U.S. dollar-denominated money market and investment grade debt securities and repurchase agreements.

The fund's Schedule of Investments lists the CIP as an investment of the fund but does not include the underlying holdings of the CIP. Based on its investment objectives, the CIP may invest or participate in various investment vehicles or strategies such as delayed delivery and when-issued securities, derivatives, financing transactions and restricted

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Affilliated Central Funds - continued

securities. These strategies are consistent with the investment objectives of the fund and may involve certain economic risks, including the risk that a counterparty to one or more of these transactions may be unable or unwilling to comply with the terms of the governing agreement. This may result in a decline in value of the CIP and the fund.

A complete list of holdings for the CIP is available at the end of this report. In addition, a copy of the CIP's financial statements is available on the EDGAR Database on the SEC's website www.sec.gov, or at the Commission's public reference room in Washington, DC.

The Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $1,272,185 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class A	.80%	$ 2,017
Class T	.90%	5,981
Class B	1.55%	1,959
Class C	1.65%	357
Total Bond	.65%*	102,259
Institutional Class	.65%	-
		$ 112,573

* Effective June 1, 2005 the expense limitation was eliminated for Total Bond.

Annual Report

Notes to Financial Statements - continued

6. Expense Reductions - continued

In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $7,019.

7. Other.

The fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended July 31,
	2005	2004A
From net investment income
Class A	$ 44,038	$ 394
Class T	89,638	382
Class B	27,061	301
Class C	10,692	386
Total Bond	14,046,106	8,643,095
Institutional Class	3,948	413
Total	$ 14,221,483	$ 8,644,971
From net realized gain
Class A	$ 1,823	$ -
Class T	2,706	-
Class B	2,453	-
Class C	2,151	-
Total Bond	3,053,158	461,703
Institutional Class	887	-
Total	$ 3,063,178	$ 461,703

A Distributions for Class A, Class T, Class B, Class C, and Institutional Class are for the period June 16, 2004 (commencement of sale of shares) to July 31, 2004.

Annual Report

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares Years ended July 31,		Dollars Years ended July 31,
	2005	2004A	2005	2004A
Class A
Shares sold	284,201	9,699	$ 3,006,382	$ 100,000
Reinvestment of distributions	4,224	38	44,746	394
Shares redeemed	(16,733)	-	(177,183)	-
Net increase (decrease)	271,692	9,737	$ 2,873,945	$ 100,394
Class T
Shares sold	640,420	9,699	$ 6,767,881	$ 100,000
Reinvestment of distributions	8,561	37	90,624	382
Shares redeemed	(115,159)	-	(1,215,824)	-
Net increase (decrease)	533,822	9,736	$ 5,642,681	$ 100,382
Class B
Shares sold	198,926	9,950	$ 2,105,652	$ 102,625
Reinvestment of distributions	2,416	29	25,606	301
Shares redeemed	(19,350)	-	(204,667)	-
Net increase (decrease)	181,992	9,979	$ 1,926,591	$ 102,926
Class C
Shares sold	64,313	13,566	$ 682,289	$ 140,062
Reinvestment of distributions	1,008	37	10,695	386
Shares redeemed	(14,837)	-	(156,875)	-
Net increase (decrease)	50,484	13,603	$ 536,109	$ 140,448
Total Bond
Shares sold	15,519,844	34,227,901	$ 164,657,854	$ 358,024,636
Reinvestment of distributions	1,546,242	845,761	16,406,907	8,865,286
Shares redeemed	(13,038,155)	(7,201,869)	(138,400,918)	(75,309,262)
Net increase (decrease)	4,027,931	27,871,793	$ 42,663,843	$ 291,580,660
Institutional Class
Shares sold	615	9,699	$ 6,559	$ 100,000
Reinvestment of distributions	453	40	4,801	413
Shares redeemed	(7)	-	(75)	-
Net increase (decrease)	1,061	9,739	$ 11,285	$ 100,413

A Share transactions for Class A, Class T, Class B, Class C, and Institutional Class are for the period June 16, 2004 (commencement of sale of shares) to July 31, 2004.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Income Fund and the Shareholders of Fidelity Total Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Total Bond Fund (a fund of Fidelity Income Fund) at July 31, 2005 and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Total Bond Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 13, 2005

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 320 funds advised by FMR or an affiliate. Mr. McCoy oversees 322 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 311 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (75)**

Year of Election or Appointment:1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc.

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Ms. Johnson serves as President of Fidelity Employer Services Company (FESCO) (2005-present). She is President and a Director of Fidelity Investments Money Management, Inc. (2001-present), FMR Co., Inc. (2001-present), and a Director of FMR Corp. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of the fund (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Co. (1998-2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003-present) and Chief Operating Officer (2002-present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005-present).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the Independent Trustees (2005-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000-present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the Independent Trustees (2001-present). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000-present) and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005-present) or Member of the Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005

Member of the Advisory Board of Fidelity Income Fund. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Income Fund. Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

David L. Murphy (57)

Year of Election or Appointment: 2005

Vice President of the fund. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002-present), certain Asset Allocation Funds (2003-present), Fidelity's Investment Grade-Bond Funds (2005-present), and Fidelity's Balanced Funds (2005-present). He serves as Senior Vice President (2000-present) and Head (2004-present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of FIMM (2003-present) and a Vice President of FMR (2000-present). Previously, Mr. Murphy served as Money Market Group Leader (2002-2004), Bond Group Leader (2000-2002), and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002). Mr. Murphy joined Fidelity Investments in 1989 as a portfolio manager in the Bond Group.

Thomas J. Silvia (44)

Year of Election or Appointment: 2005

Vice President of the fund. Mr. Silvia also serves as Vice President of Fidelity's Bond Funds (2005-present) and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed-Income Division (2005-present). Previously, Mr. Silvia served as Director of Fidelity's Taxable Bond portfolio managers (2002-2004) and a portfolio manager in the Bond Group (1997-2004).

Walter C. Donovan (43)

Year of Election or Appointment: 2005

Vice President of the fund. Mr. Donovan also serves as Vice President of Fidelity's High Income Funds (2005-present), Fidelity's Fixed-Income Funds (2005-present), certain Asset Allocation Funds (2005-present), and certain Balanced Funds (2005-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMRC (2005-present). Previously, Mr. Donovan served as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Ford E. O'Neil (43)
Year of Election or Appointment: 2005 Vice President of the fund. Mr. O'Neil also serves as Vice President of other funds advised by FMR.
Eric D. Roiter (56)

Year of Election or Appointment: 2002

Secretary of the fund. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (45)

Year of Election or Appointment: 2003

Assistant Secretary of the fund. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of the fund. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

Year of Election or Appointment: 2002

Chief Financial Officer of the fund. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002-present) and President of Fidelity Investment Operations (2005-present) which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he served as President (1998-2005). Mr. Hayes serves as President of Fidelity Service Company (2003-present) where he also serves as a Director. Mr. Hayes also served as President of Fidelity Investments Operations Group (FIOG, 2002-2005).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of the fund. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of the fund. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (35)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (58)
Year of Election or Appointment: 2002 Assistant Treasurer of the fund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (51)
Year of Election or Appointment: 2004 Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (50)
Year of Election or Appointment: 2002 Assistant Treasurer of the fund. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (46)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Fidelity Total Bond Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Class A	9/12/05	9/9/05	$.04
Class T	9/12/05	9/9/05	$.04
Class B	9/12/05	9/9/05	$.04
Class C	9/12/05	9/9/05	$.04

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended July 31, 2005, $807,027, or, if subsequently determined to be different, the net capital gain of such year, and for dividends with respect to the taxable year ended July 31, 2004, $169,658, or, if subsequently determined to be different, the excess of: (a) the net capital gain of such year, over (b) amounts previously designated as capital gain dividends with respect to such year.

A total of 15.99% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Total Bond Fund

Each year, typically in June, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Fixed-Income Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its June 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided by Fidelity. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers. The Board also considered the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in June 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using "soft" commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment-grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment-grade taxable bond funds.

Annual Report

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2004, the return of the retail class of the fund, the return of a broad-based securities market index ("benchmark"), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The return of the retail class represents the performance of a class with the lowest 12b-1 fee (not necessarily with the lowest total expenses). (The Advisor classes of the fund, which have higher 12b-1 fees, had less than one year of performance as of December 31, 2004.) The box within the chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. The percentage beaten number noted below the chart corresponds to the percentile box and represents the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the retail class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the relative investment performance of the retail class of the fund compared favorably to its Lipper peer group for the one-year period. The Board also noted that the relative investment performance of the retail class of the fund compared favorably to its benchmark for the one-year period.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 22% would mean that 78% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile ("quadrant") in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

Furthermore, the Board considered that, on May 19, 2005, after the periods shown in the chart above, it had approved an amendment (effective June 1, 2005) to the fund's management contract that lowered the fund's individual fund fee rate from 30 basis points to 20 basis points. The Board considered that, if the lower individual fund fee rate had been in effect in 2004, it would have reduced the fund's management fee rate from 43 basis points to 33 basis points.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each class's total expenses ranked below its competitive median for 2004. The Board considered that if the lower individual fund fee rate had been in effect in 2004, it would have reduced each class's total expenses by 10 basis points.

The Board also considered that on May 19, 2005, it had approved changes (effective June 1, 2005) in the contractual arrangements for the fund that (i) have the effect of setting the total "fund-level" expenses (including, among certain other expenses, the management fee) for each class at 35 basis points, (ii) lower and limit the "class-level" transfer agent fee for Fidelity Total Bond Fund (retail class) to 10 basis points, and (iii) limit the total expenses for Fidelity Total Bond Fund (retail class) to 45 basis points. These new contractual arrangements may not be increased without Board approval. The fund's Advisor classes continue to be subject to different class-level expenses (transfer agent fees and 12b-1 fees).

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board noted that because the new contractual arrangements set the total fund-level expenses for each class at 35 basis points, increases or decreases in the management fee due to changes in the group fee rate will not impact total expenses. However, the Board realized that the 35 basis point fee rate was below the lowest management fee available under the old contractual arrangements. The maximum benefit that a decrease in the group fee rate could provide the fund would be a reduction in the management fee to approximately 39 basis points (compared to total fund-level expenses of 35 basis points under the new contractual arrangements).

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that each class's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including (Advisor classes only) reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases. The Board also noted that the reduction in the fund's management fee rate from 43 basis points to 33 basis points and the reduction in each class's total expenses by 10 basis points would deliver significant economies to fund shareholders. The Board concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) Fidelity's fund profitability methodology, including additional detail on various cost allocations; (ii) fall-out benefits to Fidelity; and (iii) compensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund's existing Advisory Contracts should be renewed.

Annual Report

The following is a complete listing of investments for Fidelity's fixed-income central fund as of July 31, 2005 which
is a direct or indirect investment of Fidelity Total Bond Fund.
These underlying holdings of the Fidelity fixed-income central fund are not included in the Schedule of Investments as
part of the Financial Statements.

Annual Report

Fidelity Ultra-Short Central Fund

Investments July 31, 2005 (Unaudited)

Showing Percentage of Net Assets

Nonconvertible Bonds - 3.8%
	Principal Amount	Value
CONSUMER DISCRETIONARY - 1.0%
Auto Components - 0.3%
DaimlerChrysler NA Holding Corp.:
3.8594% 9/10/07 (f)	$ 16,665,000	$ 16,698,830
3.8938% 5/24/06 (f)	4,700,000	4,713,691
		21,412,521
Media - 0.7%
Continental Cablevision, Inc. 8.3% 5/15/06	8,000,000	8,248,640
Cox Communications, Inc. (Reg. S) 3.95% 12/14/07 (f)	12,140,000	12,202,691
Liberty Media Corp. 4.91% 9/17/06 (f)	16,694,000	16,786,986
Univision Communications, Inc. 2.875% 10/15/06	8,505,000	8,315,339
		45,553,656
TOTAL CONSUMER DISCRETIONARY		66,966,177
ENERGY - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Valero Energy Corp. 7.375% 3/15/06	11,550,000	11,735,435
FINANCIALS - 1.0%
Capital Markets - 0.1%
State Street Capital Trust II 3.7681% 2/15/08 (f)	10,000,000	10,002,260
Commercial Banks - 0.3%
Wells Fargo & Co. 3.4194% 3/10/08 (f)	16,600,000	16,599,452
Consumer Finance - 0.2%
General Motors Acceptance Corp. 4.87% 10/20/05 (f)	14,765,000	14,786,188
Thrifts & Mortgage Finance - 0.4%
Countrywide Financial Corp. 3.71% 4/11/07 (f)	11,025,000	11,032,034
Residential Capital Corp. 4.835% 6/29/07 (c)(f)	14,150,000	14,164,716
		25,196,750
TOTAL FINANCIALS		66,584,650
TELECOMMUNICATION SERVICES - 1.3%
Diversified Telecommunication Services - 1.2%
British Telecommunications PLC 7.875% 12/15/05	18,145,000	18,397,070
France Telecom SA 7.45% 3/1/06 (a)	5,600,000	5,699,484
GTE Corp. 6.36% 4/15/06	9,000,000	9,126,405
SBC Communications, Inc. 4.389% 6/5/06 (c)	15,315,000	15,319,595
Sprint Capital Corp. 4.78% 8/17/06	6,000,000	6,020,550
Telefonica Europe BV 7.35% 9/15/05	4,500,000	4,517,537
Nonconvertible Bonds - continued
	Principal Amount	Value
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Telefonos de Mexico SA de CV 4.5% 11/19/08	$ 10,240,000	$ 10,092,268
TELUS Corp. yankee 7.5% 6/1/07	6,500,000	6,835,569
		76,008,478
Wireless Telecommunication Services - 0.1%
AT&T Wireless Services, Inc. 7.35% 3/1/06	5,500,000	5,596,976
TOTAL TELECOMMUNICATION SERVICES		81,605,454
UTILITIES - 0.3%
Electric Utilities - 0.2%
Pinnacle West Energy Corp. 4.0044% 4/1/07 (c)(f)	12,800,000	12,800,794
Gas Utilities - 0.1%
NiSource Finance Corp. 7.625% 11/15/05	9,250,000	9,342,213
TOTAL UTILITIES		22,143,007
TOTAL NONCONVERTIBLE BONDS (Cost $249,397,779)		249,034,723
U.S. Government Agency Obligations - 0.0%

Fannie Mae 0% 9/28/05 (e) (Cost $994,579)	1,000,000	994,635
Asset-Backed Securities - 35.2%

Accredited Mortgage Loan Trust:
Series 2004-2 Class A2, 3.76% 7/25/34 (f)	7,964,683	7,978,722
Series 2004-3 Class 2A4, 3.81% 10/25/34 (f)	10,915,000	10,946,584
Series 2004-4 Class A2D, 3.81% 1/25/35 (f)	3,579,364	3,588,366
Series 2005-1:
Class M1, 3.93% 4/25/35 (f)	11,280,000	11,251,882
Class M2, 4.15% 4/25/35 (f)	5,275,000	5,276,901
ACE Securities Corp.:
Series 2002-HE1 Class M1, 4.11% 6/25/32 (f)	1,308,761	1,318,432
Series 2002-HE2 Class M1, 4.31% 8/25/32 (f)	18,631,213	18,704,611
Series 2003-FM1 Class M2, 5.31% 11/25/32 (f)	3,015,000	3,050,466
Series 2003-HS1:
Class M1, 4.21% 6/25/33 (f)	800,000	803,485
Class M2, 5.21% 6/25/33 (f)	856,000	871,093
Asset-Backed Securities - continued
	Principal Amount	Value
ACE Securities Corp.: - continued
Series 2003-NC1 Class M1, 4.24% 7/25/33 (f)	$ 1,600,000	$ 1,611,660
Series 2004-HE1:
Class M1, 3.96% 2/25/34 (f)	2,193,000	2,193,772
Class M2, 4.56% 2/25/34 (f)	2,475,000	2,476,241
Series 2004-OP1:
Class M1, 3.98% 4/25/34 (f)	4,420,000	4,424,344
Class M2, 4.51% 4/25/34 (f)	6,240,000	6,251,080
Series 2005-HE2:
Class M1, 3.9% 4/25/35 (f)	1,530,000	1,527,965
Class M2, 3.91% 4/25/35 (f)	1,803,000	1,796,836
Class M3, 3.94% 4/25/35 (f)	1,040,000	1,038,647
Class M4, 4.1% 4/25/35 (f)	1,340,000	1,338,268
Series 2005-HE3:
Class A2A, 3.56% 5/25/35 (f)	8,063,511	8,063,822
Class A2B, 3.67% 5/25/35 (f)	4,370,000	4,366,352
Series 2005-SD1 Class A1, 3.86% 11/25/50 (f)	2,563,309	2,566,464
Aesop Funding II LLC Series 2005-1A Class A2, 3.49% 4/20/09 (c)(f)	8,800,000	8,765,680
American Express Credit Account Master Trust:
Series 2002-6 Class B, 3.8381% 3/15/10 (f)	5,000,000	5,030,751
Series 2004-1 Class B, 3.6381% 9/15/11 (f)	5,775,000	5,797,723
Series 2004-C Class C, 3.8881% 2/15/12 (c)(f)	17,323,520	17,374,643
Series 2005-1 Class A, 3.4181% 10/15/12 (f)	15,455,000	15,481,600
AmeriCredit Automobile Receivables Trust:
Series 2002-EM Class A4A, 3.67% 6/8/09	25,000,000	24,899,223
Series 2003-AM:
Class A3B, 3.71% 6/6/07 (f)	685,806	685,879
Class A4B, 3.81% 11/6/09 (f)	12,400,000	12,441,657
Series 2003-BX Class A4B, 3.72% 1/6/10 (f)	3,265,000	3,275,694
Series 2003-CF Class A3, 2.75% 10/9/07	12,249,371	12,210,791
Series 2005-1 Class C, 4.73% 7/6/10	15,500,000	15,451,950
Ameriquest Mortgage Securities, Inc.:
Series 2002-3 Class M1, 4.16% 8/25/32 (f)	5,000,000	5,028,248
Series 2003-1:
Class A2, 3.87% 2/25/33 (f)	465,695	465,917
Class M1, 4.36% 2/25/33 (f)	6,150,000	6,197,846
Series 2003-3:
Class M1, 4.26% 3/25/33 (f)	1,590,000	1,603,481
Class S, 5% 9/25/05 (g)	4,457,447	17,215
Series 2003-6:
Class M1, 4.22% 8/25/33 (f)	7,560,000	7,611,224
Asset-Backed Securities - continued
	Principal Amount	Value
Ameriquest Mortgage Securities, Inc.: - continued
Series 2003-6:
Class M2, 5.31% 5/25/33 (f)	$ 2,750,000	$ 2,808,476
Series 2003-AR1 Class M1, 4.61% 1/25/33 (f)	7,000,000	7,072,631
Series 2004-R2:
Class M1, 3.89% 4/25/34 (f)	1,230,000	1,229,949
Class M2, 3.94% 4/25/34 (f)	950,000	949,960
Class M3, 4.01% 4/25/34 (f)	3,500,000	3,499,854
Class M4, 4.51% 4/25/34 (f)	4,500,000	4,499,807
Series 2004-R9 Class A3, 3.78% 10/25/34 (f)	9,340,000	9,359,871
Series 2005-R1:
Class M1, 3.91% 3/25/35 (f)	5,710,000	5,691,308
Class M2, 3.94% 3/25/35 (f)	1,925,000	1,918,868
Series 2005-R2 Class M1, 3.91% 4/25/35 (f)	12,500,000	12,482,516
Amortizing Residential Collateral Trust:
Series 2002-BC3 Class A, 3.79% 6/25/32 (f)	2,411,175	2,418,495
Series 2002-BC6 Class M1, 4.21% 8/25/32 (f)	24,900,000	25,116,817
Series 2002-BC7:
Class M1, 4.1144% 10/25/32 (f)	10,000,000	10,075,000
Class M2, 4.36% 10/25/32 (f)	5,575,000	5,612,067
Series 2003-BC1 Class M2, 4.56% 1/25/32 (f)	758,836	762,333
ARG Funding Corp.:
Series 2005-1A Class A2, 3.53% 4/20/09 (c)(f)	11,000,000	10,975,938
Series 2005-2A Class A2, 3.54% 5/20/09 (c)(f)	5,200,000	5,190,453
Argent Securities, Inc.:
Series 2003-W3 Class M2, 5.26% 9/25/33 (f)	20,000,000	20,599,990
Series 2003-W7 Class A2, 3.85% 3/1/34 (f)	4,505,856	4,515,756
Series 2004-W5 Class M1, 4.06% 4/25/34 (f)	3,960,000	3,964,768
Series 2004-W7:
Class M1, 4.01% 5/25/34 (f)	4,085,000	4,084,827
Class M2, 4.06% 5/25/34 (f)	3,320,000	3,319,860
Asset Backed Securities Corp. Home Equity Loan Trust:
Series 2003-HE2:
Class A2, 3.7681% 4/15/33 (f)	1,158,706	1,159,186
Class M1, 4.2881% 4/15/33 (f)	11,365,000	11,429,103
Series 2003-HE3:
Class M1, 4.2181% 6/15/33 (f)	2,185,000	2,198,827
Class M2, 5.3881% 6/15/33 (f)	10,000,000	10,182,465
Series 2003-HE4 Class M2, 5.3881% 8/15/33 (f)	5,695,000	5,798,650
Series 2003-HE5 Class A2A, 3.7481% 8/15/33 (f)	1,380,797	1,381,390
Series 2003-HE6 Class M1, 4.11% 11/25/33 (f)	3,475,000	3,490,373
Series 2004-HE2 Class M1, 4.01% 4/25/34 (f)	6,060,000	6,070,769
Series 2004-HE3:
Class M1, 4% 6/25/34 (f)	1,450,000	1,454,353
Asset-Backed Securities - continued
	Principal Amount	Value
Asset Backed Securities Corp. Home Equity Loan Trust: - continued
Series 2004-HE3:
Class M2, 4.58% 6/25/34 (f)	$ 3,350,000	$ 3,386,297
Series 2004-HE6 Class A2, 3.82% 6/25/34 (f)	17,398,791	17,435,568
Series 2005-HE2:
Class M1, 3.91% 3/25/35 (f)	8,250,000	8,235,989
Class M2, 3.96% 3/25/35 (f)	2,065,000	2,065,671
Series 2005-HE6 Class A2B, 3.76% 8/25/35 (d)(f)	10,000,000	10,000,000
Bank One Issuance Trust:
Series 2002-B1 Class B1, 3.7681% 12/15/09 (f)	20,655,000	20,741,067
Series 2002-B2 Class B2, 3.7281% 5/15/08 (f)	15,000,000	15,001,929
Series 2002-B3 Class B, 3.7481% 8/15/08 (f)	14,500,000	14,505,871
Series 2002-C1 Class C1, 4.3481% 12/15/09 (f)	7,980,000	8,065,464
Series 2002-C2 Class C2, 4.3781% 5/15/08 (f)	35,785,000	35,817,626
Bayview Financial Acquisition Trust Series 2004-C Class A1, 3.9013% 5/28/44 (f)	8,416,440	8,415,509
Bayview Financial Asset Trust Series 2000-F Class A, 3.9813% 9/28/43 (f)	9,618,786	9,632,318
Bayview Financial Mortgage Loan Trust Series 2004-A Class A, 3.9313% 2/28/44 (f)	5,760,012	5,771,599
Bear Stearns Asset Backed Securities I:
Series 2005-HE2:
Class M1, 3.96% 2/25/35 (f)	6,655,000	6,639,262
Class M2, 4.21% 2/25/35 (f)	2,430,000	2,432,538
Series 2005-HE5 Class 1A1, 3.4244% 6/25/35 (f)	10,884,395	10,884,395
Capital Auto Receivables Asset Trust:
Series 2002-5 Class B, 2.8% 4/15/08	2,894,887	2,868,235
Series 2003-1 Class B, 3.8581% 6/15/10 (c)(f)	5,781,229	5,797,579
Series 2003-2 Class B, 3.6681% 1/15/09 (f)	2,741,542	2,746,505
Series 2005-1 Class B, 3.7631% 6/15/10 (f)	5,725,000	5,730,367
Capital One Auto Finance Trust:
Series 2003-A Class A4B, 3.6681% 1/15/10 (f)	9,630,000	9,654,568
Series 2004-B Class A4, 3.4981% 8/15/11 (f)	16,300,000	16,303,123
Capital One Master Trust:
Series 1999-3 Class B, 3.8681% 9/15/09 (f)	5,000,000	5,004,082
Series 2001-1 Class B, 3.8981% 12/15/10 (f)	19,500,000	19,638,608
Series 2001-8A Class B, 3.9381% 8/17/09 (f)	9,585,000	9,634,206
Series 2002-4A Class B, 3.8881% 3/15/10 (f)	6,000,000	6,028,221
Capital One Multi-Asset Execution Trust:
Series 2002-B1 Class B1, 4.0681% 7/15/08 (f)	17,705,000	17,711,976
Series 2003-B1 Class B1, 4.5581% 2/17/09 (f)	15,470,000	15,566,773
Capital Trust Ltd. Series 2004-1:
Class A2, 3.88% 7/20/39 (c)(f)	2,968,000	2,968,000
Asset-Backed Securities - continued
	Principal Amount	Value
Capital Trust Ltd. Series 2004-1: - continued
Class B, 4.18% 7/20/39 (c)(f)	$ 1,550,000	$ 1,550,000
Class C, 4.53% 7/20/39 (c)(f)	1,994,000	1,994,000
CDC Mortgage Capital Trust:
Series 2001-HE1 Class M1, 4.49% 1/25/32 (f)	4,244,221	4,254,278
Series 2002-HE2 Class M1, 4.16% 1/25/33 (f)	9,278,431	9,309,123
Series 2002-HE3:
Class M1, 4.56% 3/25/33 (f)	21,339,884	21,627,815
Class M2, 5.71% 3/25/33 (f)	9,968,976	10,143,974
Series 2003-HE1:
Class M1, 4.36% 8/25/33 (f)	1,989,998	1,997,574
Class M2, 5.41% 8/25/33 (f)	4,369,996	4,422,084
Series 2003-HE2 Class A, 3.81% 10/25/33 (f)	1,634,377	1,635,405
Series 2003-HE3:
Class M1, 4.16% 11/25/33 (f)	2,254,989	2,271,960
Class M2, 5.21% 11/25/33 (f)	1,719,992	1,753,552
Series 2004-HE2 Class M2, 4.66% 7/26/34 (f)	2,345,000	2,365,939
Chase Credit Card Owner Trust:
Series 2001-6 Class B, 3.8681% 3/16/09 (f)	1,305,000	1,311,169
Series 2002-6 Class B, 3.7381% 1/15/08 (f)	11,850,000	11,852,472
Series 2004-1 Class B, 3.5881% 5/15/09 (f)	4,105,000	4,104,204
Citibank Credit Card Issuance Trust:
Series 2000-C2 Class C2, 4.2488% 10/15/07 (f)	17,500,000	17,511,349
Series 2001-B2 Class B2, 3.8494% 12/10/08 (f)	11,945,000	11,995,341
Series 2002-B1 Class B1, 3.8% 6/25/09 (f)	9,010,000	9,038,878
Series 2002-C1 Class C1, 4.2185% 2/9/09 (f)	17,500,000	17,686,918
Series 2003-B1 Class B1, 3.66% 3/7/08 (f)	25,000,000	25,022,693
Series 2003-C1 Class C1, 4.65% 4/7/10 (f)	17,785,000	18,152,159
Citigroup Mortgage Loan Trust Series 2003-HE4 Class A, 3.87% 12/25/33 (c)(f)	7,985,107	7,985,935
CNH Wholesale Master Note Trust Series 2005-1:
Class A, 3.43% 6/15/11 (f)	18,000,000	18,000,000
Class B, 3.72% 6/15/11 (f)	2,280,000	2,280,000
Countrywide Home Loans, Inc.:
Series 2002-6 Class AV1, 3.89% 5/25/33 (f)	1,499,863	1,503,470
Series 2003-BC1 Class M2, 5.46% 9/25/32 (f)	11,065,000	11,199,451
Series 2003-SD3 Class A1, 3.88% 12/25/32 (c)(f)	927,188	931,926
Series 2004-2 Class M1, 3.96% 5/25/34 (f)	5,200,000	5,206,719
Series 2004-3:
Class 3A4, 3.71% 8/25/34 (f)	530,752	528,596
Class M1, 3.96% 6/25/34 (f)	1,475,000	1,476,356
Series 2004-4:
Class A, 3.83% 8/25/34 (f)	2,524,088	2,526,278
Asset-Backed Securities - continued
	Principal Amount	Value
Countrywide Home Loans, Inc.: - continued
Series 2004-4:
Class M1, 3.94% 7/25/34 (f)	$ 3,650,000	$ 3,653,189
Class M2, 3.99% 6/25/34 (f)	4,395,000	4,398,536
Series 2005-1:
Class 1AV2, 3.66% 7/25/35 (f)	8,780,000	8,775,114
Class M1, 3.88% 8/25/35 (f)	19,600,000	19,563,654
Class MV1, 3.86% 7/25/35 (f)	3,135,000	3,130,219
Class MV2, 3.9% 7/25/35 (f)	3,765,000	3,754,147
Class MV3, 3.94% 7/25/35 (f)	1,560,000	1,557,748
Series 2005-3 Class MV1, 3.88% 8/25/35 (f)	11,125,000	11,103,934
Series 2005-AB1 Class A2, 3.67% 8/25/35 (f)	17,520,000	17,514,797
Series 2005-IM1 Class A1, 3.56% 8/25/34 (d)(f)	17,915,000	17,915,000
CS First Boston Mortgage Securities Corp.:
Series 2003-8 Class A2, 3.85% 4/25/34 (f)	2,663,075	2,674,762
Series 2004-FRE1:
Class A2, 3.81% 4/25/34 (f)	2,689,397	2,689,291
Class M3, 4.11% 4/25/34 (f)	5,885,000	5,884,751
Discover Card Master Trust I Series 2003-4 Class B1, 3.7181% 5/16/11 (f)	8,155,000	8,196,815
Fannie Mae guaranteed REMIC pass thru certificates Series 2004-T5 Class AB3, 3.8305% 5/28/35 (f)	6,957,460	6,959,877
Fieldstone Mortgage Investment Corp.:
Series 2003-1:
Class M1, 4.14% 11/25/33 (f)	1,300,000	1,308,748
Class M2, 5.21% 11/25/33 (f)	700,000	718,600
Series 2004-1 Class M2, 4.56% 1/25/35 (f)	3,700,000	3,741,581
Series 2004-2 Class M2, 4.61% 7/25/34 (f)	9,890,000	9,889,579
Series 2004-3 Class M5, 4.91% 8/25/34 (f)	2,000,000	2,033,830
Series 2005-2 Class 2A1, 3.5% 7/25/36 (d)(f)	16,935,000	16,935,000
First Franklin Mortgage Loan Asset Backed Certificates:
Series 2005-FF2 Class A2A, 3.55% 3/25/35 (f)	7,354,604	7,354,604
Series 2005-FF2 Class M6, 4.16% 3/25/35 (f)	6,950,000	6,950,000
First Franklin Mortgage Loan Trust Series 2004-FF2:
Class M3, 4.01% 3/25/34 (f)	400,000	400,711
Class M4, 4.36% 3/25/34 (f)	300,000	302,647
First USA Credit Card Master Trust Series 2001-4 Class B, 3.75% 1/12/09 (f)	15,000,000	15,026,199
First USA Secured Note Trust Series 2001-3 Class C, 4.4669% 11/19/08 (c)(f)	11,580,000	11,661,421
Ford Credit Auto Owner Trust Series 2003-B Class B2, 3.8181% 10/15/07 (f)	19,600,000	19,671,950
Asset-Backed Securities - continued
	Principal Amount	Value
Ford Credit Floorplan Master Owner Trust Series 2005-1:
Class A, 3.5381% 5/17/10 (f)	$ 9,590,000	$ 9,589,981
Class B, 3.6563% 5/17/10 (f)	2,625,000	2,624,992
Fremont Home Loan Trust:
Series 2004-1:
Class 1A1, 3.68% 2/25/34 (f)	2,669,337	2,669,232
Class M1, 3.91% 2/25/34 (f)	750,000	749,968
Class M2, 3.96% 2/25/34 (f)	800,000	799,966
Series 2004-C Class 2A2, 4.01% 8/25/34 (f)	10,000,000	10,101,993
Series 2005-2 Class 2A1, 3.5913% 6/25/35 (f)	15,380,000	15,375,194
Series 2005-A:
Class 2A2, 3.7% 2/25/35 (f)	11,850,000	11,865,657
Class M1, 3.89% 1/25/35 (f)	1,603,000	1,599,854
Class M2, 3.92% 1/25/35 (f)	2,325,000	2,321,531
Class M3, 3.95% 1/25/35 (f)	1,250,000	1,249,947
Class M4, 4.14% 1/25/35 (f)	925,000	927,535
GE Business Loan Trust Series 2003-1 Class A, 3.8181% 4/15/31 (c)(f)	5,499,865	5,531,421
GE Capital Credit Card Master Note Trust Series 2005-2 Class B, 3.5736% 6/15/11 (f)	6,475,000	6,473,058
Gracechurch Card Funding PLC:
Series 5:
Class B, 3.6181% 8/15/08 (f)	1,520,000	1,521,351
Class C, 4.3181% 8/15/08 (f)	5,580,000	5,601,142
Series 6 Class B, 3.5781% 2/17/09 (f)	1,030,000	1,030,901
Series 8 Class C, 3.6721% 6/15/10 (f)	18,450,000	18,450,000
GSAMP Trust:
Series 2002-HE Class M1, 4.68% 11/20/32 (f)	2,882,888	2,928,737
Series 2002-NC1:
Class A2, 3.78% 7/25/32 (f)	54,777	55,099
Class M1, 4.1% 7/25/32 (f)	8,861,000	8,920,491
Series 2003-FM1 Class M1, 4.25% 3/20/33 (f)	15,000,000	15,136,310
Series 2004-FM1:
Class M1, 4.11% 11/25/33 (f)	2,865,000	2,864,879
Class M2, 4.86% 11/25/33 (f)	1,975,000	2,005,597
Series 2004-FM2:
Class M1, 3.96% 1/25/34 (f)	3,500,000	3,499,853
Class M2, 4.56% 1/25/34 (f)	1,500,000	1,499,936
Class M3, 4.76% 1/25/34 (f)	1,500,000	1,499,935
Series 2004-HE1:
Class M1, 4.01% 5/25/34 (f)	4,045,000	4,044,829
Class M2, 4.61% 5/25/34 (f)	1,750,000	1,766,258
Asset-Backed Securities - continued
	Principal Amount	Value
GSAMP Trust: - continued
Series 2005-9 Class 2A1, 3.5287% 8/25/35 (f)	$ 17,530,000	$ 17,530,000
Series 2005-FF2 Class M5, 4.09% 3/25/35 (f)	3,500,000	3,500,000
Series 2005-HE2 Class M, 3.89% 3/25/35 (f)	8,780,000	8,749,867
Series 2005-NC1 Class M1, 3.91% 2/25/35 (f)	9,010,000	8,987,296
Guggenheim Structured Real Estate Funding Ltd. Series 2005-1 Class C, 4.3944% 5/25/30 (c)(f)	14,000,000	13,986,652
HFC Home Equity Loan Asset Backed Certificates Series 2005-2:
Class M1, 3.97% 1/20/34 (f)	3,225,000	3,225,000
Class M2, 4% 1/20/34 (f)	2,415,000	2,415,000
Home Equity Asset Trust:
Series 2002-2 Class M1, 4.26% 6/25/32 (f)	10,000,000	10,017,090
Series 2002-3 Class A5, 3.9% 2/25/33 (f)	854,528	855,194
Series 2002-4 Class A3, 3.94% 3/25/33 (f)	1,237,388	1,238,074
Series 2002-5:
Class A3, 3.98% 5/25/33 (f)	2,866,793	2,872,821
Class M1, 4.66% 5/25/33 (f)	13,800,000	13,966,276
Series 2003-1:
Class A2, 3.93% 6/25/33 (f)	4,229,596	4,233,111
Class M1, 4.46% 6/25/33 (f)	8,335,000	8,375,317
Series 2003-2:
Class A2, 3.84% 8/25/33 (f)	228,269	229,139
Class M1, 4.34% 8/25/33 (f)	2,245,000	2,269,298
Series 2003-3:
Class A2, 3.82% 8/25/33 (f)	1,624,262	1,630,339
Class M1, 4.32% 8/25/33 (f)	8,185,000	8,266,814
Series 2003-4:
Class M1, 4.26% 10/25/33 (f)	3,415,000	3,440,384
Class M2, 5.36% 10/25/33 (f)	4,040,000	4,093,038
Series 2003-5:
Class A2, 3.81% 12/25/33 (f)	5,822,876	5,843,440
Class M1, 4.16% 12/25/33 (f)	3,175,000	3,192,660
Class M2, 5.19% 12/25/33 (f)	1,345,000	1,377,487
Series 2003-7 Class A2, 3.84% 3/25/34 (f)	3,430,379	3,438,503
Series 2004-2 Class A2, 3.75% 7/25/34 (f)	6,172,348	6,172,139
Series 2004-3:
Class M1, 4.03% 8/25/34 (f)	2,015,000	2,019,636
Class M2, 4.66% 8/25/34 (f)	2,200,000	2,237,373
Series 2004-4 Class A2, 3.78% 10/25/34 (f)	8,318,527	8,347,783
Series 2004-6 Class A2, 3.81% 12/25/34 (f)	9,249,309	9,278,715
Series 2004-7 Class A3, 3.85% 1/25/35 (f)	2,916,946	2,929,856
Asset-Backed Securities - continued
	Principal Amount	Value
Home Equity Asset Trust: - continued
Series 2005-1:
Class M1, 3.89% 5/25/35 (f)	$ 9,705,000	$ 9,697,565
Class M2, 3.91% 5/25/35 (f)	5,780,000	5,763,067
Class M3, 3.96% 5/25/35 (f)	5,825,000	5,808,344
Series 2005-2:
Class 2A2, 3.66% 7/25/35 (f)	13,170,000	13,163,182
Class M1, 3.91% 7/25/35 (f)	10,085,000	10,075,362
Series 2005-3 Class M1, 3.87% 8/25/35 (f)	9,450,000	9,434,700
Series 2005-5 Class 2A2, 3.65% 11/25/35 (d)(f)	15,000,000	14,968,605
Household Affinity Credit Card Master Note Trust I Series 2003-3 Class B, 3.6781% 8/15/08 (f)	10,000,000	10,018,071
Household Credit Card Master Trust I Series 2002-1 Class B, 4.0381% 7/15/08 (f)	22,589,000	22,608,682
Household Home Equity Loan Trust:
Series 2002-2 Class A, 3.73% 4/20/32 (f)	3,295,048	3,298,089
Series 2002-3 Class A, 3.88% 7/20/32 (f)	2,678,218	2,681,775
Series 2003-1 Class M, 4.06% 10/20/32 (f)	770,987	771,866
Series 2003-2:
Class A, 3.76% 9/20/33 (f)	2,892,082	2,897,777
Class M, 4.01% 9/20/33 (f)	1,360,000	1,362,941
Series 2004-1 Class M, 3.95% 9/20/33 (f)	2,708,464	2,713,597
Household Mortgage Loan Trust:
Series 2003-HC1 Class M, 4.08% 2/20/33 (f)	1,742,776	1,748,262
Series 2004-HC1:
Class A, 3.78% 2/20/34 (f)	5,083,992	5,096,702
Class M, 3.93% 2/20/34 (f)	3,073,800	3,073,443
Household Private Label Credit Card Master Note Trust I:
Series 2002-1 Class B, 3.9381% 1/18/11 (f)	8,850,000	8,867,619
Series 2002-2:
Class A, 3.5581% 1/18/11 (f)	9,000,000	9,012,218
Class B, 3.9381% 1/18/11 (f)	14,275,000	14,355,952
Series 2002-3 Class B, 4.6381% 9/15/09 (f)	4,150,000	4,159,262
Ikon Receivables Funding LLC Series 2003-1 Class A3A, 3.6213% 12/17/07 (f)	2,781,207	2,781,863
IXIS Real Estate Capital Trust Series 2005-HE1:
Class A1, 3.71% 6/25/35 (f)	11,646,350	11,645,706
Class M1, 3.93% 6/25/35 (f)	4,100,000	4,094,813
Class M2, 3.95% 6/25/35 (f)	2,775,000	2,766,003
Class M3, 3.98% 6/25/35 (f)	1,975,000	1,972,566
Keycorp Student Loan Trust Series 1999-A Class A2, 3.8% 12/27/09 (f)	16,169,548	16,224,493
Asset-Backed Securities - continued
	Principal Amount	Value
Long Beach Mortgage Loan Trust:
Series 2003-2:
Class AV, 3.78% 6/25/33 (f)	$ 253,078	$ 253,185
Class M1, 4.28% 6/25/33 (f)	19,500,000	19,626,153
Series 2003-3 Class M1, 4.21% 7/25/33 (f)	7,770,000	7,824,625
Series 2004-2:
Class M1, 3.99% 6/25/34 (f)	4,275,000	4,285,404
Class M2, 4.54% 6/25/34 (f)	1,400,000	1,416,723
Series 2005-2 Class 2A2, 3.64% 4/25/35 (f)	12,000,000	11,996,998
MASTR Asset Backed Securities Trust:
Series 2003-NC1:
Class M1, 4.19% 4/25/33 (f)	3,500,000	3,519,270
Class M2, 5.31% 4/25/33 (f)	1,500,000	1,534,429
Series 2004-FRE1 Class M1, 4.01% 7/25/34 (f)	5,223,000	5,238,948
MBNA Asset Backed Note Trust Series 2000-K Class C, 4.1881% 3/17/08 (c)(f)	7,250,000	7,258,700
MBNA Credit Card Master Note Trust:
Series 2001-B1 Class B1, 3.7631% 10/15/08 (f)	30,000,000	30,042,072
Series 2001-B2 Class B2, 3.7481% 1/15/09 (f)	30,353,000	30,429,933
Series 2002-B2 Class B2, 3.7681% 10/15/09 (f)	20,000,000	20,086,600
Series 2002-B3 Class B3, 3.7881% 1/15/08 (f)	15,000,000	15,000,470
Series 2002-B4 Class B4, 3.8881% 3/15/10 (f)	14,800,000	14,916,873
Series 2003-B2 Class B2, 3.7781% 10/15/10 (f)	1,530,000	1,545,569
Series 2003-B3 Class B3, 3.7631% 1/18/11 (f)	1,130,000	1,135,362
Series 2003-B5 Class B5, 3.7581% 2/15/11 (f)	705,000	710,447
MBNA Master Credit Card Trust II:
Series 1998-E Class B, 3.9288% 9/15/10 (f)	7,800,000	7,846,570
Series 1998-G Class B, 3.7881% 2/17/09 (f)	20,000,000	20,043,574
Meritage Mortgage Loan Trust Series 2004-1:
Class M1, 3.96% 7/25/34 (f)	2,125,000	2,124,911
Class M2, 4.01% 7/25/34 (f)	375,000	374,985
Class M3, 4.41% 7/25/34 (f)	775,000	774,967
Class M4, 4.56% 7/25/34 (f)	525,000	524,978
Merrill Lynch Mortgage Investors, Inc. Series 2003-HE1 Class M1, 4.16% 7/25/34 (f)	2,321,000	2,330,928
Morgan Stanley ABS Capital I, Inc.:
Series 2002-NC6 Class M2, 5.56% 11/25/32 (f)	2,370,000	2,441,680
Series 2003-NC5 Class M2, 5.46% 4/25/33 (f)	2,800,000	2,834,138
Series 2003-NC6 Class M2, 5.41% 6/27/33 (f)	12,835,000	13,180,825
Series 2003-NC7 Class M1, 4.16% 6/25/33 (f)	1,785,000	1,791,357
Series 2003-NC8 Class M1, 4.16% 9/25/33 (f)	2,350,000	2,363,472
Series 2004-HE6 Class A2, 3.8% 8/25/34 (f)	7,193,690	7,217,222
Series 2004-NC2 Class M1, 4.01% 12/25/33 (f)	2,595,000	2,599,359
Asset-Backed Securities - continued
	Principal Amount	Value
Morgan Stanley ABS Capital I, Inc.: - continued
Series 2004-NC6 Class A2, 3.8% 7/25/34 (f)	$ 3,163,358	$ 3,170,145
Series 2005-1:
Class M2, 3.93% 12/25/34 (f)	4,425,000	4,417,835
Class M3, 3.98% 12/25/34 (f)	4,000,000	3,998,266
Series 2005-HE1:
Class A3B, 3.68% 12/25/34 (f)	3,885,000	3,889,266
Class M1, 3.91% 12/25/34 (f)	1,100,000	1,102,253
Class M2, 3.93% 12/25/34 (f)	2,970,000	2,966,369
Series 2005-HE2:
Class M1, 3.86% 1/25/35 (f)	2,665,000	2,670,502
Class M2, 3.9% 1/25/35 (f)	1,900,000	1,893,810
Series 2005-NC1:
Class M1, 3.9% 1/25/35 (f)	2,425,000	2,432,731
Class M2, 3.93% 1/25/35 (f)	2,425,000	2,421,056
Class M3, 3.97% 1/25/35 (f)	2,425,000	2,425,850
Morgan Stanley Dean Witter Capital I Trust:
Series 2001-AM1:
Class M1, 4.31% 2/25/32 (f)	1,510,288	1,513,954
Class M2, 4.86% 2/25/32 (f)	7,146,795	7,171,201
Series 2001-NC4:
Class M1, 4.46% 1/25/32 (f)	3,827,881	3,841,816
Series 2002-AM3 Class A3, 3.95% 2/25/33 (f)	1,426,624	1,430,581
Series 2002-HE1 Class M1, 4.06% 7/25/32 (f)	5,860,000	5,893,149
Series 2002-HE2 Class M1, 4.16% 8/25/32 (f)	9,925,000	9,970,606
Series 2002-NC3 Class A3, 3.8% 8/25/32 (f)	396,299	397,573
Series 2002-OP1 Class M1, 4.21% 9/25/32 (f)	3,894,745	3,917,849
Series 2003-NC1:
Class M1, 4.51% 11/25/32 (f)	2,555,000	2,572,380
Class M2, 5.51% 11/25/32 (f)	1,880,000	1,899,041
New Century Home Equity Loan Trust:
Series 2003-2:
Class A2, 3.89% 1/25/33 (f)	341,254	341,436
Class M2, 5.46% 1/25/33 (f)	4,600,000	4,667,174
Series 2003-6 Class M1, 4.18% 1/25/34 (f)	5,180,000	5,202,952
Series 2005-1:
Class M1, 3.91% 3/25/35 (f)	4,395,000	4,392,950
Class M2, 3.94% 3/25/35 (f)	4,395,000	4,384,834
Class M3, 3.98% 3/25/35 (f)	2,120,000	2,120,796
Nissan Auto Lease Trust:
Series 2003-A Class A3A, 3.5281% 6/15/09 (f)	13,621,752	13,633,434
Series 2004-A Class A4A, 3.4581% 6/15/10 (f)	10,570,000	10,582,978
Asset-Backed Securities - continued
	Principal Amount	Value
NovaStar Home Equity Loan Series 2004-1:
Class M1, 3.91% 6/25/34 (f)	$ 1,450,000	$ 1,451,222
Class M4, 4.435% 6/25/34 (f)	2,435,000	2,439,150
Ocala Funding LLC Series 2005-1A Class A, 4.93% 3/20/10 (c)(f)	3,675,000	3,675,000
Ownit Mortgage Loan Asste-Backed Certificates Series 2005-3 Class A2A, 3.5% 6/25/36 (f)	15,500,000	15,500,000
Park Place Securities, Inc.:
Series 2004-WCW1:
Class M1, 4.09% 9/25/34 (f)	3,745,000	3,756,721
Class M2, 4.14% 9/25/34 (f)	1,755,000	1,764,326
Class M3, 4.71% 9/25/34 (f)	3,355,000	3,396,745
Class M4, 4.91% 9/25/34 (f)	4,700,000	4,767,614
Series 2004-WCW2 Class A2, 3.84% 10/25/34 (f)	7,952,623	7,976,111
Series 2005-WCH1:
Class A3B, 3.68% 1/25/35 (f)	2,775,000	2,779,908
Class M2, 3.98% 1/25/35 (f)	4,175,000	4,166,539
Class M3, 4.02% 1/25/35 (f)	3,290,000	3,292,599
Class M5, 4.34% 1/25/35 (f)	3,095,000	3,104,620
Series 2005-WHQ2 Class M7, 4.71% 5/25/35 (f)	5,950,000	5,930,787
People's Choice Home Loan Securities Trust Series 2005-2:
Class A1, 3.57% 9/25/24 (f)	7,475,790	7,475,790
Class M4, 4.09% 5/25/35 (f)	6,000,000	6,000,000
Providian Gateway Master Trust Series 2002-B Class A, 4.0881% 6/15/09 (c)(f)	15,000,000	15,039,393
Residental Asset Securities Corp.:
Series 2005-KS4 Class M2, 4.04% 4/25/35 (f)	1,040,000	1,037,610
Series 2005-KS7 Class A1, 3.4781% 8/25/35 (f)	10,515,000	10,512,897
Residential Asset Mortgage Products, Inc. Series 2004-RS10 Class MII2, 4.71% 10/25/34 (f)	5,500,000	5,566,857
Salomon Brothers Mortgage Securities VII, Inc. Series 2003-HE1 Class A, 3.86% 4/25/33 (f)	818,316	822,076
Saxon Asset Securities Trust:
Series 2004-1 Class M1, 3.99% 3/25/35 (f)	4,415,000	4,413,887
Series 2004-2 Class MV1, 4.04% 8/25/35 (f)	4,495,000	4,501,043
Sears Credit Account Master Trust II:
Series 2001-1 Class B, 3.8131% 2/15/10 (f)	10,000,000	9,987,143
Series 2002-4:
Class A, 3.5181% 8/18/09 (f)	27,000,000	26,999,603
Class B, 3.8131% 8/18/09 (f)	33,300,000	33,301,149
Series 2002-5 Class B, 4.6381% 11/17/09 (f)	30,000,000	30,062,976
Asset-Backed Securities - continued
	Principal Amount	Value
Securitized Asset Backed Receivables LLC Trust Series 2004-NC1 Class M1, 3.98% 2/25/34 (f)	$ 2,910,000	$ 2,909,256
Specialty Underwriting & Residential Finance Series 2003-BC4 Class M1, 4.06% 11/25/34 (f)	1,810,000	1,818,452
Structured Asset Securities Corp. Series 2004-GEL1 Class A, 3.82% 2/25/34 (f)	1,043,424	1,043,422
Superior Wholesale Inventory Financing Trust VII Series 2003-A8 Class CTFS, 3.8381% 3/15/11 (c)(f)	10,835,000	10,828,228
Superior Wholesale Inventory Financing Trust XII Series 2005-A12 Class C, 4.46% 6/15/10 (f)	6,840,000	6,839,945
Terwin Mortgage Trust:
Series 2003-4HE Class A1, 3.89% 9/25/34 (f)	2,878,990	2,894,593
Series 2003-6HE Class A1, 3.93% 11/25/33 (f)	1,784,384	1,788,543
Series 2005-14HE Class AF1, 3.9753% 7/25/36 (d)(f)	8,635,000	8,633,296
TOTAL ASSET-BACKED SECURITIES (Cost $2,293,954,229)		2,300,747,332
Collateralized Mortgage Obligations - 16.9%

Private Sponsor - 13.7%
Adjustable Rate Mortgage Trust floater:
Series 2004-2 Class 7A3, 3.86% 2/25/35 (f)	9,374,471	9,396,037
Series 2004-4 Class 5A2, 3.86% 3/25/35 (f)	3,780,419	3,787,953
Series 2005-1 Class 5A2, 3.79% 5/25/35 (f)	6,187,250	6,191,166
Series 2005-2:
Class 6A2, 3.74% 6/25/35 (f)	2,930,592	2,932,491
Class 6M2, 3.94% 6/25/35 (f)	10,145,000	10,145,010
Series 2005-3 Class 8A2, 3.7% 7/25/35 (f)	19,199,197	19,211,695
Series 2005-4 Class 7A2, 3.69% 8/25/35 (f)	9,011,457	9,003,527
Series 2005-8 Class 7A2, 3.77% 11/25/35 (f)	7,660,000	7,660,000
Bear Stearns Alt-A Trust floater:
Series 2005-1 Class A1, 3.74% 1/25/35 (f)	20,354,186	20,354,186
Series 2005-2 Class 1A1, 3.71% 3/25/35 (f)	14,961,065	14,961,065
Series 2005-5 Class 1A1, 3.68% 7/25/35 (f)	18,707,862	18,696,170
Countrywide Alternative Loan Trust planned amortization class Series 2003-5T2 Class A2, 3.86% 5/25/33 (f)	5,545,033	5,548,017
Countrywide Home Loans, Inc. floater:
Series 2004-16 Class A1, 3.86% 9/25/34 (f)	10,335,456	10,325,843
Series 2005-1 Class 2A1, 3.75% 3/25/35 (f)	14,617,171	14,617,171
CS First Boston Mortgage Securities Corp. floater:
Series 2004-AR2 Class 6A1, 3.86% 3/25/34 (f)	5,338,263	5,334,945
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
Private Sponsor - continued
CS First Boston Mortgage Securities Corp. floater: - continued
Series 2004-AR3 Class 6A2, 3.83% 4/25/34 (f)	$ 2,226,193	$ 2,228,162
Series 2004-AR4 Class 5A2, 3.83% 5/25/34 (f)	2,066,310	2,065,052
Series 2004-AR5 Class 11A2, 3.83% 6/25/34 (f)	2,987,552	2,981,472
Series 2004-AR6 Class 9A2, 3.83% 10/25/34 (f)	3,981,028	3,983,412
Series 2004-AR7 Class 6A2, 3.84% 8/25/34 (f)	5,801,660	5,806,785
Series 2004-AR8 Class 8A2, 3.84% 9/25/34 (f)	4,630,225	4,638,807
First Horizon Mortgage Passthru Trust floater Series 2004-FL1 Class 2A1, 3.95% 12/25/34 (f)	4,384,853	4,379,779
Granite Master Issuer PLC floater:
Series 2005-1:
Class A3, 3.51% 12/21/24 (f)	5,300,000	5,299,006
Class B1, 3.56% 12/20/54 (f)	7,050,000	7,047,577
Class M1, 3.66% 12/20/54 (f)	5,300,000	5,298,178
Series 2005-2 Class C1, 3.7857% 12/20/54 (f)	7,975,000	7,972,508
Granite Mortgages PLC floater:
Series 2004-1:
Class 1B, 3.64% 3/20/44 (f)	1,415,000	1,414,844
Class 1C, 4.33% 3/20/44 (f)	4,075,000	4,091,219
Class 1M, 3.84% 3/20/44 (f)	4,935,000	4,938,751
Series 2004-2:
Class 1A2, 3.5% 6/20/28 (f)	5,384,259	5,384,932
Class 1B, 3.6% 6/20/44 (f)	1,018,055	1,018,309
Class 1C, 4.13% 6/20/44 (f)	3,706,295	3,713,918
Class 1M, 3.71% 6/20/44 (f)	2,722,846	2,724,205
Series 2004-3:
Class 1B, 3.59% 9/20/44 (f)	2,100,000	2,100,210
Class 1C, 4.02% 9/20/44 (f)	5,415,000	5,426,913
Class 1M, 3.7% 9/20/44 (f)	1,200,000	1,200,360
Harborview Mortgage Loan Trust floater Series 2005-2 Class 2A1A, 3.6369% 5/19/35 (f)	11,690,145	11,648,134
Holmes Financing No. 7 PLC floater Series 2 Class M, 4.3988% 7/15/40 (f)	2,560,000	2,564,912
Holmes Financing No. 8 PLC floater Series 2:
Class A, 3.6788% 4/15/11 (f)	25,000,000	25,000,000
Class B, 3.7688% 7/15/40 (f)	2,695,000	2,696,684
Class C, 4.3188% 7/15/40 (f)	10,280,000	10,328,193
Home Equity Asset Trust floater Series 2005-3 Class 2A1, 3.55% 8/25/35 (f)	7,268,025	7,266,230
Homestar Mortgage Acceptance Corp. floater Series 2004-5 Class A1, 3.91% 10/25/34 (f)	4,495,430	4,509,337
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
Private Sponsor - continued
Impac CMB Trust floater:
Series 2004-11 Class 2A2, 3.83% 3/25/35 (f)	$ 8,638,669	$ 8,636,982
Series 2004-6 Class 1A2, 3.85% 10/25/34 (f)	3,481,529	3,487,748
Series 2005-1:
Class M1, 3.92% 4/25/35 (f)	3,223,929	3,220,529
Class M2, 3.96% 4/25/35 (f)	5,644,146	5,639,516
Class M3, 3.99% 4/25/35 (f)	1,384,927	1,383,466
Class M4, 4.21% 4/25/35 (f)	817,334	818,164
Class M5, 4.23% 4/25/35 (f)	817,334	817,174
Class M6, 4.28% 4/25/35 (f)	1,307,734	1,307,479
Series 2005-2 Class 1A2, 3.77% 4/25/35 (f)	13,211,515	13,201,194
Series 2005-3 Class A1, 3.7% 8/25/35 (f)	15,176,045	15,149,962
Series 2005-4 Class 1B1, 4.76% 6/25/35 (f)	5,306,886	5,282,839
Lehman Structured Securities Corp. floater Series 2005-1 Class A2, 3.67% 9/26/45 (c)(f)	16,153,164	16,153,164
MASTR Adjustable Rate Mortgages Trust:
floater Series 2005-1 Class 1A1, 3.73% 3/25/35 (f)	13,405,372	13,396,993
Series 2004-6 Class 4A2, 4.1729% 7/25/34 (f)	5,969,000	5,946,582
Merrill Lynch Mortgage Investors, Inc. floater:
Series 2003-A Class 2A1, 3.85% 3/25/28 (f)	8,079,308	8,122,924
Series 2003-B Class A1, 3.8% 4/25/28 (f)	7,852,610	7,898,403
Series 2003-D Class A, 3.77% 8/25/28 (f)	7,479,616	7,494,804
Series 2003-E Class A2, 3.4425% 10/25/28 (f)	10,687,128	10,687,143
Series 2003-F Class A2, 3.7075% 10/25/28 (f)	12,892,959	12,891,486
Series 2004-A Class A2, 3.6175% 4/25/29 (f)	11,584,437	11,556,917
Series 2004-B Class A2, 3.79% 6/25/29 (f)	8,952,030	8,930,464
Series 2004-C Class A2, 3.95% 7/25/29 (f)	12,856,157	12,825,407
Series 2004-D Class A2, 3.4725% 9/25/29 (f)	9,971,432	9,974,033
Series 2004-E:
Class A2B, 3.7275% 11/25/29 (f)	8,523,921	8,502,874
Class A2D, 3.9175% 11/25/29 (f)	1,982,307	1,991,830
Series 2004-G Class A2, 3.95% 11/25/29 (f)	3,854,828	3,854,422
Series 2005-A Class A2, 3.38% 2/25/30 (f)	10,800,867	10,785,319
Mortgage Asset Backed Securities Trust floater Series 2002-NC1 Class M1, 4.31% 10/25/32 (f)	4,538,551	4,555,535
MortgageIT Trust floater:
Series 2004-2:
Class A1, 3.83% 12/25/34 (f)	4,920,628	4,927,758
Class A2, 3.91% 12/25/34 (f)	6,656,800	6,696,298
Series 2005-2 Class 1A1, 3.72% 5/25/35 (f)	5,093,718	5,097,498
Opteum Mortgage Acceptance Corp. floater Series 2005-3 Class APT, 3.75% 6/25/35 (f)	19,112,336	19,123,533
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
Private Sponsor - continued
Permanent Financing No. 1 PLC floater Series 1 Class 2C, 4.5594% 6/10/42 (f)	$ 1,745,000	$ 1,749,384
Permanent Financing No. 3 PLC floater Series 2 Class C, 4.4294% 6/10/42 (f)	4,845,000	4,893,450
Permanent Financing No. 4 PLC floater Series 2 Class C, 4.0994% 6/10/42 (f)	15,400,000	15,475,306
Permanent Financing No. 5 PLC floater:
Series 2 Class C, 4.0294% 6/10/42 (f)	4,215,000	4,234,760
Series 3 Class C, 4.1994% 6/10/42 (f)	8,890,000	8,967,788
Permanent Financing No. 6 PLC floater Series 6:
Class 1C, 3.7294% 6/10/42 (f)	4,000,000	4,000,572
Class 2C, 3.8294% 6/10/42 (f)	5,350,000	5,352,343
Permanent Financing No. 7 PLC floater Series 7:
Class 1B, 3.4694% 6/10/42 (f)	2,000,000	1,999,375
Class 1C, 3.6594% 6/10/42 (f)	3,840,000	3,838,800
Class 2C, 3.7094% 6/10/42 (f)	8,065,000	8,054,919
Permanent Financing No. 8 PLC floater Series 8:
Class 1C, 3.7475% 6/10/42 (f)	7,165,000	7,162,621
Class 2C, 3.8175% 6/10/42 (f)	9,945,000	9,941,688
Residential Asset Mortgage Products, Inc. sequential pay Series 2003-SL1 Class A31, 7.125% 4/25/31	4,643,507	4,727,342
Residential Finance LP/Residential Finance Development Corp. floater Series 2003-A:
Class B4, 5.15% 3/10/35 (c)(f)	5,492,986	5,575,381
Class B5, 5.7% 3/10/35 (c)(f)	5,684,725	5,811,417
Residential Funding Securities Corp.:
Series 2003-RP1 Class A1, 3.96% 11/25/34 (f)	2,829,110	2,840,739
Series 2003-RP2 Class A1, 3.93% 6/25/33 (c)(f)	3,866,185	3,881,108
Sequoia Mortgage Trust floater:
Series 2003-5 Class A2, 3.41% 9/20/33 (f)	10,999,101	10,996,236
Series 2003-7 Class A2, 2.885% 1/20/34 (f)	9,577,708	9,569,385
Series 2004-1 Class A, 4.15% 2/20/34 (f)	6,379,791	6,373,993
Series 2004-10 Class A4, 3.6681% 11/20/34 (f)	10,424,803	10,408,138
Series 2004-3 Class A, 3.5463% 5/20/34 (f)	10,662,486	10,588,333
Series 2004-4 Class A, 3.5881% 5/20/34 (f)	13,430,919	13,399,990
Series 2004-5 Class A3, 3.77% 6/20/34 (f)	8,904,038	8,897,082
Series 2004-6:
Class A3A, 4.1475% 6/20/35 (f)	8,182,127	8,176,739
Class A3B, 3.16% 7/20/34 (f)	1,022,766	1,021,950
Series 2004-7:
Class A3A, 3.2275% 8/20/34 (f)	7,642,675	7,636,475
Class A3B, 3.4525% 7/20/34 (f)	1,375,260	1,380,167
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
Private Sponsor - continued
Sequoia Mortgage Trust floater: - continued
Series 2004-8 Class A2, 3.45% 9/20/34 (f)	$ 14,155,710	$ 14,148,404
Series 2005-1 Class A2, 3.68% 2/20/35 (f)	7,355,282	7,354,362
Series 2005-2 Class A2, 3.36% 3/20/35 (f)	13,876,523	13,876,523
Series 2005-3 Class A1, 3.46% 5/20/35 (f)	9,217,677	9,217,677
Structured Adjustable Rate Mortgage Loan Trust floater Series 2001-14 Class A1, 3.77% 7/25/35 (f)	11,201,095	11,201,095
Structured Asset Securities Corp. floater Series 2004-NP1 Class A, 3.86% 9/25/33 (c)(f)	2,553,470	2,555,084
Thornburg Mortgage Securities Trust floater Series 2004-3 Class A, 3.83% 9/25/34 (f)	22,068,069	22,129,394
WAMU Mortgage pass thru certificates:
floater Series 2005-AR6 Class 2A-1A, 3.5448% 4/25/45 (f)	6,133,307	6,133,607
Series 2005 AR11 Class A1C1, 3.6675% 8/25/40 (d)(f)	14,400,000	14,400,000
Wells Fargo Mortgage Backed Securities Trust:
Series 2004-M Class A3, 4.7024% 8/25/34 (f)	19,880,000	19,789,156
Series 2005-AR12 Class 2A1, 4.322% 7/25/35 (f)	31,674,772	31,407,532
TOTAL PRIVATE SPONSOR		895,419,920
U.S. Government Agency - 3.2%
Fannie Mae:
floater:
Series 2000-38 Class F, 3.76% 11/18/30 (f)	1,103,802	1,112,055
Series 2000-40 Class FA, 3.8144% 7/25/30 (f)	2,487,156	2,498,099
Series 2002-89 Class F, 3.6144% 1/25/33 (f)	3,630,895	3,636,484
target amortization class Series G94-2 Class D, 6.45% 1/25/24	4,732,822	4,849,182
Fannie Mae guaranteed REMIC pass thru certificates:
floater:
Series 2001-34 Class FR, 3.66% 8/18/31 (f)	2,500,934	2,508,899
Series 2001-44 Class FB, 3.6144% 9/25/31 (f)	2,262,040	2,268,738
Series 2001-46 Class F, 3.66% 9/18/31 (f)	6,514,676	6,552,090
Series 2002-11 Class QF, 3.8144% 3/25/32 (f)	4,517,951	4,551,812
Series 2002-36 Class FT, 3.8144% 6/25/32 (f)	1,503,724	1,516,521
Series 2002-64 Class FE, 3.61% 10/18/32 (f)	2,256,514	2,266,981
Series 2002-65 Class FA, 3.6144% 10/25/17 (f)	2,585,370	2,590,545
Series 2002-74 Class FV, 3.7644% 11/25/32 (f)	8,360,131	8,420,920
Series 2003-11:
Class DF, 3.7644% 2/25/33 (f)	3,173,455	3,195,574
Class EF, 3.7644% 2/25/33 (f)	2,602,157	2,612,658
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
U.S. Government Agency - continued
Fannie Mae guaranteed REMIC pass thru certificates: - continued
floater:
Series 2003-63 Class F1, 3.6144% 11/25/27 (f)	$ 6,387,368	$ 6,390,916
planned amortization class:
Series 1998-63 Class PG, 6% 3/25/27	1,212,661	1,212,198
Series 2001-62 Class PG, 6.5% 10/25/30	4,183,652	4,194,964
Series 2001-76 Class UB, 5.5% 10/25/13	1,378,221	1,379,002
Series 2002-16 Class QD, 5.5% 6/25/14	345,479	346,552
Series 2002-28 Class PJ, 6.5% 3/25/31	4,950,777	4,957,813
Series 2002-8 Class PD, 6.5% 7/25/30	3,569,878	3,584,870
Freddie Mac:
floater Series 2510 Class FE, 3.7881% 10/15/32 (f)	5,998,150	6,032,418
planned amortization class:
Series 2091 Class PP, 6% 2/15/27	1,286,641	1,286,029
Series 2353 Class PC, 6.5% 9/15/15	1,363,169	1,366,992
Freddie Mac Manufactured Housing participation certificates guaranteed floater Series 2338 Class FJ, 3.5881% 7/15/31 (f)	5,197,631	5,199,968
Freddie Mac Multi-class participation certificates guaranteed:
floater:
Series 2474 Class FJ, 3.7381% 7/15/17 (f)	4,556,922	4,564,198
Series 2526 Class FC, 3.7881% 11/15/32 (f)	3,597,778	3,616,182
Series 2538 Class FB, 3.7881% 12/15/32 (f)	6,607,741	6,651,155
Series 2551 Class FH, 3.8381% 1/15/33 (f)	3,358,821	3,373,027
planned amortization class:
Series 2136 Class PE, 6% 1/15/28	12,190,349	12,248,248
Series 2394 Class ND, 6% 6/15/27	1,550,172	1,553,415
Series 2395 Class PE, 6% 2/15/30	5,961,413	6,000,327
Series 2398 Class DK, 6.5% 1/15/31	372,760	373,347
Series 2410 Class ML, 6.5% 12/15/30	2,168,673	2,179,211
Series 2420 Class BE, 6.5% 12/15/30	2,595,889	2,604,122
Series 2443 Class TD, 6.5% 10/15/30	2,962,497	2,977,827
Series 2461 Class PG, 6.5% 1/15/31	2,737,118	2,773,721
Series 2466 Class EC, 6% 10/15/27	257,483	257,163
Series 2483 Class DC, 5.5% 7/15/14	1,861,588	1,861,466
Series 2556 Class PM, 5.5% 2/15/16	1,160,963	1,159,984
Series 2776 Class UJ, 4.5% 5/15/20 (g)	7,104,375	367,384
Series 2828 Class JA, 4.5% 1/15/10	11,880,000	11,903,044
sequential pay:
Series 2430 Class ZE, 6.5% 8/15/27	648,803	649,120
Series 2480 Class QW, 5.75% 2/15/30	871,905	871,370
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
U.S. Government Agency - continued
Freddie Mac Multi-class participation certificates guaranteed: - continued
Series 2406:
Class FP, 4.3681% 1/15/32 (f)	$ 10,270,000	$ 10,502,819
Class PF, 4.3681% 12/15/31 (f)	8,125,000	8,337,955
Series 2410 Class PF, 4.3681% 2/15/32 (f)	18,644,444	19,070,154
Ginnie Mae guaranteed REMIC pass thru securities floater:
Series 2001-46 Class FB, 3.7381% 5/16/23 (f)	2,988,811	3,001,292
Series 2001-50 Class FV, 3.5881% 9/16/27 (f)	9,114,548	9,113,939
Series 2002-24 Class FX, 3.9381% 4/16/32 (f)	2,630,687	2,652,779
Series 2002-31 Class FW, 3.7881% 6/16/31 (f)	3,614,097	3,633,687
Series 2002-5 Class KF, 3.7881% 8/16/26 (f)	617,815	618,278
TOTAL U.S. GOVERNMENT AGENCY		207,447,494
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $1,104,119,465)		1,102,867,414
Commercial Mortgage Securities - 5.8%

1301 Avenue of The Americas Trust Series 2000-1301:
Class C, 7.44% 8/3/10 (c)(f)	5,025,000	5,024,881
Class D, 7.54% 8/3/10 (c)(f)	6,695,000	6,694,844
Banc of America Large Loan, Inc. floater:
Series 2003-BBA2 Class A3, 3.7081% 11/15/15 (c)(f)	5,038,226	5,041,400
Series 2005-BOCA:
Class H, 4.3381% 12/15/16 (c)(f)	2,065,000	2,061,834
Class J, 4.4881% 12/15/16 (c)(f)	1,020,000	1,018,438
Class K, 4.7381% 12/15/16 (c)(f)	6,659,000	6,650,611
Bayview Commercial Asset Trust floater:
Series 2003-1 Class A, 4.04% 8/25/33 (c)(f)	6,644,316	6,723,250
Series 2003-2:
Class A, 4.04% 12/25/33 (c)(f)	13,522,369	13,687,661
Class M1, 4.31% 12/25/33 (c)(f)	2,200,548	2,236,841
Series 2004-1:
Class A, 3.82% 4/25/34 (c)(f)	6,403,472	6,414,728
Class B, 5.36% 4/25/34 (c)(f)	665,296	672,910
Class M1, 4.02% 4/25/34 (c)(f)	582,134	584,681
Class M2, 4.66% 4/25/34 (c)(f)	498,972	504,819
Commercial Mortgage Securities - continued
	Principal Amount	Value
Bayview Commercial Asset Trust floater: - continued
Series 2004-2:
Class A, 3.89% 8/25/34 (c)(f)	$ 6,299,807	$ 6,330,814
Class M1, 4.04% 8/25/34 (c)(f)	2,031,330	2,039,265
Series 2004-3:
Class A1, 3.83% 1/25/35 (c)(f)	6,582,479	6,605,519
Class A2, 3.88% 1/25/35 (c)(f)	914,869	918,092
Class M1, 3.96% 1/25/35 (c)(f)	1,097,080	1,098,564
Class M2, 4.46% 1/25/35 (c)(f)	715,487	719,742
Series 2005-2A:
Class M1, 3.73% 8/25/35 (c)(f)	1,297,812	1,297,812
Class M2, 3.78% 8/25/35 (c)(f)	2,136,399	2,136,399
Class M3, 3.8% 8/25/35 (c)(f)	1,183,006	1,183,006
Class M4, 3.91% 8/25/35 (c)(f)	1,088,166	1,088,166
Bear Stearns Commercial Mortgage Securities, Inc. floater:
Series 2003-BA1A:
Class JFCM, 4.98% 4/14/15 (c)(f)	1,344,296	1,350,087
Class JMM, 4.88% 4/14/15 (c)(f)	1,384,053	1,385,065
Class KFCM, 5.23% 4/14/15 (c)(f)	1,436,661	1,443,179
Class KMM, 5.13% 4/14/15 (c)(f)	1,253,767	1,254,776
Class LFCM, 5.63% 4/14/15 (c)(f)	1,601,905	1,602,545
Class MFCM, 5.93% 4/14/15 (c)(f)	2,218,251	2,219,234
Series 2004-BBA3 Class E, 4.0881% 6/15/17 (c)(f)	10,415,000	10,415,949
Chase Commercial Mortgage Securities Corp. floater Series 2000-FL1A:
Class B, 3.81% 12/12/13 (c)(f)	896,672	897,536
Class C, 4.16% 12/12/13 (c)(f)	1,793,345	1,801,374
COMM floater:
Series 2001-FL5A Class E, 4.8881% 11/15/13 (c)(f)	3,049,546	3,048,573
Series 2002-FL6:
Class F, 4.8381% 6/14/14 (c)(f)	11,163,000	11,190,451
Class G, 5.2881% 6/14/14 (c)(f)	5,000,000	5,000,444
Series 2003-FL9 Class B, 3.8881% 11/15/15 (c)(f)	10,354,700	10,383,149
Commercial Mortgage pass thru certificates floater:
Series 2004-CNL:
Class A2, 3.6881% 9/15/14 (c)(f)	3,570,000	3,573,440
Class G, 4.3681% 9/15/14 (c)(f)	1,345,000	1,345,538
Class H, 4.4681% 9/15/14 (c)(f)	1,430,000	1,430,571
Class J, 4.9881% 9/15/14 (c)(f)	490,000	491,560
Class K, 5.3881% 9/15/14 (c)(f)	770,000	771,587
Class L, 5.5881% 9/15/14 (c)(f)	625,000	624,693
Commercial Mortgage Securities - continued
	Principal Amount	Value
Commercial Mortgage pass thru certificates floater: - continued
Series 2004-HTL1:
Class B, 3.8381% 7/15/16 (c)(f)	$ 495,379	$ 495,732
Class D, 3.9381% 7/15/16 (c)(f)	1,125,628	1,125,788
Class E, 4.1381% 7/15/16 (c)(f)	805,726	806,031
Class F, 4.1881% 7/15/16 (c)(f)	852,671	853,207
Class H, 4.6881% 7/15/16 (c)(f)	2,472,312	2,473,143
Class J, 4.8381% 7/15/16 (c)(f)	950,314	950,633
Class K, 5.7381% 7/15/16 (c)(f)	1,069,720	1,069,257
Commercial Mortgage Pass-Through Certificates floater Series 2005-F10A:
Class B, 3.6181% 4/15/17 (c)(f)	7,080,000	7,080,000
Class C, 3.6581% 4/15/17 (c)(f)	3,006,000	3,006,000
Class D, 3.6981% 4/15/17 (c)(f)	2,440,000	2,440,000
Class E, 3.7581% 4/15/17 (c)(f)	1,821,000	1,821,000
Class F, 3.7981% 4/15/17 (c)(f)	1,035,000	1,035,000
Class G, 3.9381% 4/15/17 (c)(f)	1,035,000	1,035,000
Class H, 4.0081% 4/15/17 (c)(f)	1,035,000	1,035,000
Class I, 4.2381% 4/15/17 (c)(f)	335,000	335,000
Class MOA3, 3.6881% 3/15/20 (c)(f)	4,590,000	4,590,000
CS First Boston Mortgage Securities Corp.:
floater:
Series 2001-TFLA Class G, 5.1381% 12/15/11 (c)(f)	3,720,000	3,702,795
Series 2002-TFLA Class C, 3.9688% 11/18/12 (c)(f)	3,675,000	3,674,923
Series 2003-TF2A Class A2, 3.7081% 11/15/14 (c)(f)	9,500,000	9,507,100
Series 2004-FL1 Class B, 3.8381% 5/15/14 (c)(f)	11,230,000	11,235,571
Series 2004-HC1:
Class A2, 3.8881% 12/15/21 (c)(f)	1,475,000	1,474,997
Class B, 4.1381% 12/15/21 (c)(f)	3,835,000	3,834,992
Series 2004-TF2A Class E, 3.8081% 11/15/19 (c)(f)	4,450,000	4,456,884
Series 2004-TFL1:
Class A2, 3.5781% 2/15/14 (c)(f)	7,005,000	7,007,087
Class E, 3.9381% 2/15/14 (c)(f)	2,800,000	2,806,033
Class F, 3.9881% 2/15/14 (c)(f)	2,325,000	2,330,394
Class G, 4.2381% 2/15/14 (c)(f)	1,875,000	1,880,617
Class H, 4.4881% 2/15/14 (c)(f)	1,400,000	1,403,733
Class J, 4.7881% 2/15/14 (c)(f)	750,000	753,724
Commercial Mortgage Securities - continued
	Principal Amount	Value
CS First Boston Mortgage Securities Corp.: - continued
Series 2005-TF2A Class F, 3.8881% 11/15/19 (c)(f)	$ 1,540,000	$ 1,542,381
Series 2005-TFLA:
Class C, 3.6281% 2/15/20 (c)(f)	5,650,000	5,649,989
Class E, 3.7181% 2/15/20 (c)(f)	3,955,000	3,954,992
Class F, 3.7681% 2/15/20 (c)(f)	1,745,000	1,744,997
Class G, 3.9081% 2/15/20 (c)(f)	505,000	504,998
Class H, 4.1381% 2/15/20 (c)(f)	715,000	714,998
sequential pay Series 1997-C2 Class A2, 6.52% 1/17/35	518,675	522,823
Series 2003-TFLA Class G, 3.7357% 4/15/13 (c)(f)	446,933	445,553
GMAC Commercial Mortgage Securities, Inc. floater Series 2001-FL1A Class E, 4.2% 2/11/11 (c)(f)	264,524	264,175
GS Mortgage Securities Corp. II floater Series 2005-FL7A Class A1, 3.5% 11/6/19 (c)(f)	10,526,054	10,527,180
ISTAR Asset Receivables Trust floater Series 2002-1A Class A2, 3.8613% 5/28/20 (c)(f)	2,727,545	2,728,117
John Hancock Tower Mortgage Trust floater Series 2003-C5A Class B, 5.6585% 4/10/15 (c)(f)	8,245,000	8,150,339
JP Morgan Chase Commercial Mortgage Security Corp.:
floater Series 2005-FL1A:
Class WH, 3.97% 6/15/19 (c)(f)	3,325,000	3,325,100
Class WJ, 4.17% 6/15/19 (c)(f)	2,045,000	2,045,061
Class WK, 4.57% 6/15/19 (c)(f)	3,065,000	3,065,092
Series 2005-FL1A Class WX1, 1.2068% 6/15/19 (c)(f)(g)	240,000,000	2,596,800
Lehman Brothers Floating Rate Commercial Mortgage Trust:
floater:
Series 2003-C4A:
Class F, 5.6% 7/11/15 (c)(f)	813,387	813,822
Class H, 6.35% 7/11/15 (c)(f)	8,267,264	8,287,932
Series 2003-LLFA:
Class A2, 3.77% 12/16/14 (c)(f)	11,700,000	11,707,744
Class B, 3.98% 12/16/14 (c)(f)	4,615,000	4,626,299
Class C, 4.08% 12/16/14 (c)(f)	4,982,000	4,997,311
Series 2005-LLFA Class FAIR, 5.1138% 7/15/19 (c)(d)(f)	4,360,000	4,360,000
Morgan Stanley Dean Witter Capital I Trust floater Series 2002-XLF Class F, 5.49% 8/5/14 (c)(f)	7,603,983	7,603,972
Commercial Mortgage Securities - continued
	Principal Amount	Value
Salomon Brothers Mortgage Securities VII, Inc.:
floater:
Series 2001-CDCA:
Class C, 4.1881% 2/15/13 (c)(f)	$ 10,495,000	$ 10,291,568
Class D, 4.1881% 2/15/13 (c)(f)	4,000,000	3,891,288
Series 2003-CDCA:
Class HEXB, 5.2881% 2/15/15 (c)(f)	770,000	771,001
Class JEXB, 5.4881% 2/15/15 (c)(f)	1,300,000	1,301,690
Class KEXB, 5.8881% 2/15/15 (c)(f)	960,000	961,248
Series 2000-NL1 Class E, 7.0607% 10/15/30 (c)(f)	3,657,956	3,672,236
SDG Macerich Properties LP floater Series 2000-1 Class A3, 3.7281% 5/15/09 (c)(f)	18,000,000	18,008,086
STRIPS III Ltd./STRIPS III Corp. floater Series 2004-1A Class A, 3.78% 3/24/18 (c)(f)	7,263,029	7,263,029
Wachovia Bank Commercial Mortgage Trust floater:
Series 2004-WHL3:
Class A2, 3.5681% 3/15/14 (c)(f)	3,510,000	3,511,290
Class E, 3.8881% 3/15/14 (c)(f)	2,190,000	2,192,749
Class F, 3.9381% 3/15/14 (c)(f)	1,755,000	1,757,120
Class G, 4% 3/15/14 (c)(f)	875,000	876,363
Series 2005-WL5A:
Class KHP1, 3.7381% 1/15/18 (c)(f)	1,745,000	1,745,000
Class KHP2, 3.9381% 1/15/18 (c)(f)	1,745,000	1,745,000
Class KHP3, 4.2381% 1/15/18 (c)(f)	2,060,000	2,060,000
Class KHP4, 4.3381% 1/15/18 (c)(f)	1,600,000	1,600,000
Class KHP5, 4.5381% 1/15/18 (c)(f)	1,855,000	1,855,000
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $378,363,353)		378,866,012
Interfund Loans - 0.1%

With Fidelity Equity-Income Fund, at 3.43442% due 8/1/05 (b) (Cost $8,443,000)	8,443,000	8,443,000
Cash Equivalents - 40.4%
	Maturity Amount	Value
Investments in repurchase agreements (Collateralized by U.S. Government Obligations, in a joint trading account at 3.32%, dated 7/29/05 due 8/1/05) (i)	$ 2,354,814,398	$ 2,354,164,000
With Goldman Sachs & Co. at 3.41%, dated 7/1/05 due 8/23/05 (Collateralized by Mortgage Loan Obligations valued at $295,800,001, 0.9%- 10.36%, 4/18/17 - 6/25/44) (f)(h)	291,455,881	289,998,492
TOTAL CASH EQUIVALENTS (Cost $2,644,164,000)		2,644,162,492
TOTAL INVESTMENT PORTFOLIO - 102.2% (Cost $6,679,436,405)		6,685,115,608
NET OTHER ASSETS - (2.2)%		(140,968,200)
NET ASSETS - 100%		$ 6,544,147,408
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Sold
Eurodollar Contracts
73 Eurodollar 90 Day Index Contracts	Dec. 2005	$ 72,221,638	$ 34,806
49 Eurodollar 90 Day Index Contracts	March 2006	48,464,675	28,036
32 Eurodollar 90 Day Index Contracts	June 2006	31,645,600	16,247
27 Eurodollar 90 Day Index Contracts	Sept. 2006	26,698,612	16,355
26 Eurodollar 90 Day Index Contracts	Dec. 2006	25,707,500	14,421
24 Eurodollar 90 Day Index Contracts	March 2007	23,729,700	12,329
17 Eurodollar 90 Day Index Contracts	June 2007	16,807,688	5,970
16 Eurodollar 90 Day Index Contracts	Sept. 2007	15,818,200	5,711
15 Eurodollar 90 Day Index Contracts	Dec. 2007	14,828,250	5,590
15 Eurodollar 90 Day Index Contracts	March 2008	14,827,875	5,015
8 Eurodollar 90 Day Index Contracts	June 2008	7,907,800	7,518
7 Eurodollar 90 Day Index Contracts	Sept. 2008	6,918,888	6,885
TOTAL EURODOLLAR CONTRACTS			158,883
Swap Agreements
		Notional Amount	Value
Credit Default Swap

Receive from Citibank, upon default event of DaimlerChrysler NA Holding Corp., par value of the notional amount of DaimlerChrysler NA Holding Corp. 6.5% 11/15/13, and pay quarterly notional amount multiplied by .8%

	June 2007	$ 14,000,000	$ (135,972)
Receive quarterly notional amount multiplied by 1.12% and pay Morgan Stanley, Inc. upon default of Comcast Cable Communications, Inc., par value of the notional amount of Comcast Cable Communications, Inc. 6.75% 1/30/11	June 2006	10,000,000	102,057
TOTAL CREDIT DEFAULT SWAP		24,000,000	(33,915)
Swap Agreements - continued
	Expiration Date	Notional Amount	Value
Total Return Swap

Receive monthly notional amount multiplied by the nominal spread appreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor plus 10 basis points and pay monthly notional amount multiplied by the nominal spread depreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor with Lehman Brothers, Inc.

	Oct. 2005	$ 48,200,000	$ 46,335
Receive monthly notional amount multiplied by the nominal spread appreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor plus 25 basis points and pay monthly notional amount multiplied by the nominal spread depreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor with Lehman Brothers, Inc.	Dec. 2005	30,000,000	32,511
Receive monthly notional amount multiplied by the nominal spread appreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor plus 30 basis points and pay monthly notional amount multiplied by the nominal spread depreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor with Lehman Brothers, Inc.	August 2005	35,100,000	33,945
Swap Agreements - continued
	Expiration Date	Notional Amount	Value

Receive monthly notional amount multiplied by the nominal spread appreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor plus 22 basis points and pay monthly notional amount multiplied by the nominal spread depreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor with Lehman Brothers, Inc.

	Jan. 2006	$ 35,100,000	$ 32,229
Receive monthly a return equal to Lehman Brothers ABS Floating Rate Index and pay monthly a floating rate based on the 1- month LIBOR minus 11.1 basis points with Lehman Brothers, Inc.	Nov. 2005	30,000,000	0
TOTAL TOTAL RETURN SWAP		178,400,000	145,020
		$ 202,400,000	$ 111,105
Legend
(a) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(b) Affiliated entity

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $586,119,417 or 9.0% of net assets.

(d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $994,635.
(f) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(g) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.
(h) The maturity amount is based on the rate at period end.
(i) Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement/ Counterparty	Value
$2,354,164,000 due 8/1/05 at 3.32%
Banc of America Securities LLC.	$ 471,596,247
Bank of America, National Association	244,985,063
Barclays Capital Inc.	979,940,254
Countrywide Securities Corporation	244,985,063
Morgan Stanley & Co. Incorporated.	351,411,107
UBS Securities LLC	61,246,266
$ 2,354,164,000
Income Tax Information

At July 31, 2005, the aggregate cost of investment securities for income tax purposes was $6,679,021,266. Net unrealized appreciation aggregated $6,094,342, of which $11,067,257 related to appreciated investment securities and $4,972,915 related to depreciated investment securities.

Annual Report

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co. Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments
Money Management, Inc.

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

ATB-UANN-0905
1.804574.101

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor

Total Bond

Fund - Institutional Class

Annual Report

July 31, 2005

Institutional Class is a class of Fidelity Total Bond Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>
Central Fund Investments	<Click Here>	Complete list of investments for Fidelity's fixed-income central funds.

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2005	Past 1 year	Life of fundA
Institutional Class B	5.74%	5.89%

A From October 15, 2002.

B The initial offering of Institutional Class shares took place on June 16, 2004. Returns prior to June 16, 2004 are those of Total Bond, the original retail class of the fund, which does not bear a 12b-1 fee.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Total Bond Fund - Institutional Class on October 15, 2002, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Lehman Brothers® U.S. Universal Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Ford O'Neil, Portfolio Manager of Fidelity Advisor Total Bond Fund

Not unlike the domestic equity markets, taxable bonds swung up and down during the 12 months ending July 31, 2005, rallying early in the period, selling off in late winter, only to advance again in the spring. During the one-year period, the Lehman Brothers® Aggregate Bond Index - a measure of the overall investment-grade bond universe - rose 4.79%. Much of this gain came on the strength of returns from higher-yielding spread sectors, such as investment-grade corporates, reflected in the 5.76% return of the Lehman Brothers Credit Bond Index over the 12-month period. Mortgage-backed securities were spurred on by the relative stability of long-term interest rates, and the Lehman Brothers Mortgage-Backed Securities gained 4.67%. Treasuries also bolstered the overall market, as illustrated by the 4.62% return of the Lehman Brothers U.S. Treasury Index, which moved ahead on a flight to quality as investors continued to ponder the future direction of the U.S. economy. The Lehman Brothers U.S. Agency Index returned a more modest 3.88%.

During the past year, the fund's Institutional Class shares returned 5.74%, while the Lehman Brothers U.S. Universal Index and the LipperSM Intermediate Investment Grade Debt Funds Average rose 5.53% and 4.36%, respectively. Benefiting the fund's performance was our sector selection. In particular, the decision to overweight high-yield corporate bonds and emerging-markets debt worked out well relative to the index, as these segments were boosted by a combination of strong demand for higher-yielding securities and improving creditworthiness. Security selection in both sectors also generally was advantageous. Within the investment-grade portion of the portfolio - which accounted for the majority of the fund's net assets and was the main driver of its absolute and relative returns - our yield-curve positioning helped as the curve flattened. Security selection among investment-grade bonds also added value, with the fund's corporate bond holdings leading the way. However, positions in auto-related companies disappointed. Elsewhere, the decision to invest in high-quality securitized products - namely mortgage securities and asset-backed securities - worked in our favor, as did security selection within those segments. An allocation to Treasury Inflation-Protected Securities (TIPS) also contributed, as they posted strong gains throughout most of the year, although an underweighting in nominal Treasuries detracted from results.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2005 to July 31, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2005	Ending Account Value July 31, 2005	Expenses Paid During Period* February 1, 2005 to July 31, 2005
Class A
Actual	$ 1,000.00	$ 1,010.10	$ 3.99**
HypotheticalA	$ 1,000.00	$ 1,020.83	$ 4.01**
Class T
Actual	$ 1,000.00	$ 1,009.60	$ 4.48**
HypotheticalA	$ 1,000.00	$ 1,020.33	$ 4.51**
Class B
Actual	$ 1,000.00	$ 1,006.30	$ 7.71**
HypotheticalA	$ 1,000.00	$ 1,017.11	$ 7.75**
	Beginning Account Value February 1, 2005	Ending Account Value July 31, 2005	Expenses Paid During Period* February 1, 2005 to July 31, 2005
Class C
Actual	$ 1,000.00	$ 1,006.70	$ 8.21**
HypotheticalA	$ 1,000.00	$ 1,016.61	$ 8.25**
Total Bond
Actual	$ 1,000.00	$ 1,011.40	$ 2.89**
HypotheticalA	$ 1,000.00	$ 1,021.92	$ 2.91**
Institutional Class
Actual	$ 1,000.00	$ 1,012.20	$ 2.99**
HypotheticalA	$ 1,000.00	$ 1,021.82	$ 3.01**

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	.80%**
Class T	.90%**
Class B	1.55%**
Class C	1.65%**
Total Bond	.58%**
Institutional Class	.60%**

** If contractual expense reductions, effective June 1, 2005, had been in effect during the period, the annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as follows:

	Annualized Expense Ratio	Expenses Paid
Class A	.74%
Actual		$ 3.69
HypotheticalA		$ 3.71
Class T	.82%
Actual		$ 4.09
HypotheticalA		$ 4.11
Class B	1.47%
Actual		$ 7.31
HypotheticalA		$ 7.35
Class C	1.61%
Actual		$ 8.01
HypotheticalA		$ 8.05
Total Bond	.45%
Actual		$ 2.24
HypotheticalA		$ 2.26
Institutional Class	.49%
Actual		$ 2.45
HypotheticalA		$ 2.46

A 5% return per year before expenses

Annual Report

Investment Changes

Quality Diversification (% of fund's net assets)
As of July 31, 2005	As of January 31, 2005
U.S. Government and U.S. Government Agency Obligations 56.7%	U.S. Government and U.S.Government Agency Obligations 54.8%
AAA 7.7%	AAA 5.2%
AA 3.2%	AA 3.6%
A 6.2%	A 7.4%
BBB 13.4%	BBB 12.9%
BB and Below 9.0%	BB and Below 9.0%
Not Rated 0.8%	Not Rated 1.4%
Equities 0.0%	Equities 0.0%
Short-Term Investments and Net Other Assets 3.0%	Short-Term Investments and Net Other Assets 5.7%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P ® ratings. Securities rated BB or below were rated investment grade at the time of acquisition. The information in the above table is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central fund.

Average Years to Maturity as of July 31, 2005
6 months ago
Years	6.2	5.4
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of July 31, 2005
6 months ago
Years	4.0	4.0

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of July 31, 2005 *		As of January 31, 2005 **
	Corporate Bonds 22.3%		Corporate Bonds 23.3%
	U.S. Government and U.S. Government Agency Obligations 56.7%		U.S. Government and U.S. Government Agency Obligations 54.8%
	Asset-Backed Securities 7.6%		Asset-Backed Securities 6.2%
	CMOs and Other Mortgage Related Securities 7.9%		CMOs and Other Mortgage Related Securities 7.1%
	Other Investments 2.5%		Other Investments 2.9%
	Short-Term Investments and Net Other Assets 3.0%		Short-Term Investments and Net Other Assets 5.7%
* Foreign investments	6.7%	** Foreign investments	7.6%

* Futures and Swaps	6.8%	** Futures and Swaps	4.9%
The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central fund.

Annual Report

Investments July 31, 2005

Showing Percentage of Net Assets

Nonconvertible Bonds - 21.8%
	Principal Amount	Value (Note 1)
CONSUMER DISCRETIONARY - 4.2%
Auto Components - 0.1%
Affinia Group, Inc. 9% 11/30/14 (e)	$ 30,000	$ 24,000
Delco Remy International, Inc. 11% 5/1/09	50,000	44,000
Tenneco Automotive, Inc. 8.625% 11/15/14	105,000	108,938
TRW Automotive Acquisition Corp. 9.375% 2/15/13	87,000	97,440
Visteon Corp. 7% 3/10/14	190,000	164,350
		438,728
Automobiles - 0.5%
Ford Motor Co.:
6.625% 10/1/28	125,000	97,581
7.45% 7/16/31	915,000	775,789
General Motors Corp.:
8.25% 7/15/23	135,000	120,825
8.375% 7/15/33	1,510,000	1,362,775
		2,356,970
Diversified Consumer Services - 0.1%
Carriage Services, Inc. 7.875% 1/15/15 (e)	200,000	208,500
Service Corp. International (SCI):
6.5% 3/15/08	75,000	76,875
6.75% 4/1/16	55,000	56,169
		341,544
Hotels, Restaurants & Leisure - 1.0%
Argosy Gaming Co. 7% 1/15/14	80,000	88,400
Bally Total Fitness Holding Corp.:
9.875% 10/15/07	15,000	13,275
10.5% 7/15/11	120,000	121,800
Carrols Corp. 9% 1/15/13 (e)	105,000	108,938
Domino's, Inc. 8.25% 7/1/11	55,000	58,850
Friendly Ice Cream Corp. 8.375% 6/15/12	70,000	68,600
Gaylord Entertainment Co.:
6.75% 11/15/14	50,000	49,625
8% 11/15/13	225,000	239,918
Herbst Gaming, Inc.:
7% 11/15/14	50,000	50,875
8.125% 6/1/12	70,000	74,550
HMH Properties, Inc. 7.875% 8/1/08	45,000	45,563
Host Marriott LP 7.125% 11/1/13	35,000	36,621
Landry's Seafood Restaurants, Inc. 7.5% 12/15/14	390,000	385,613
MGM MIRAGE:
6% 10/1/09	50,000	50,125
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
MGM MIRAGE: - continued
8.375% 2/1/11	$ 40,000	$ 43,752
Mohegan Tribal Gaming Authority 7.125% 8/15/14	40,000	42,000
Morton's Restaurant Group, Inc. 7.5% 7/1/10	65,000	64,675
MTR Gaming Group, Inc. 9.75% 4/1/10	135,000	146,813
Park Place Entertainment Corp. 7.875% 12/15/05	50,000	50,625
Penn National Gaming, Inc.:
6.875% 12/1/11	80,000	82,000
8.875% 3/15/10	100,000	106,375
Pinnacle Entertainment, Inc. 8.25% 3/15/12	140,000	147,700
Resorts International Hotel & Casino, Inc. 11.5% 3/15/09	225,000	255,375
Scientific Games Corp. 6.25% 12/15/12 (e)	30,000	30,450
Seneca Gaming Corp.:
7.25% 5/1/12 (Reg. S) (e)	70,000	72,625
7.25% 5/1/12	50,000	51,875
Six Flags, Inc. 9.625% 6/1/14	180,000	174,600
Speedway Motorsports, Inc. 6.75% 6/1/13	100,000	103,625
Station Casinos, Inc.:
6% 4/1/12	70,000	71,225
6.5% 2/1/14	40,000	41,052
6.875% 3/1/16	100,000	103,000
Sun International Hotels Ltd./Sun International North America, Inc. 8.875% 8/15/11	325,000	347,344
Town Sports International, Inc. 9.625% 4/15/11	165,000	174,900
Universal City Development Partners Ltd./UCDP Finance, Inc. 11.75% 4/1/10	95,000	109,136
Uno Restaurant Corp. 10% 2/15/11 (e)	80,000	77,200
Vail Resorts, Inc. 6.75% 2/15/14	60,000	61,350
Virgin River Casino Corp./RBG LLC/B&BB, Inc.:
0% 1/15/13 (c)(e)	40,000	28,400
9% 1/15/12 (e)	30,000	31,500
Waterford Gaming LLC/Waterford Gaming Finance Corp. 8.625% 9/15/12 (e)	46,000	49,680
Wheeling Island Gaming, Inc. 10.125% 12/15/09	160,000	169,600
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 6.625% 12/1/14	160,000	156,000
		4,185,630
Household Durables - 0.2%
Champion Enterprises, Inc. 7.625% 5/15/09	70,000	70,700
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Household Durables - continued
Goodman Global Holdings, Inc. 7.875% 12/15/12 (e)	$ 80,000	$ 76,000
K. Hovnanian Enterprises, Inc.:
6.25% 1/15/15	50,000	49,890
6.5% 1/15/14	100,000	101,750
8.875% 4/1/12	10,000	10,800
Sealy Mattress Co. 8.25% 6/15/14	50,000	53,250
Technical Olympic USA, Inc.:
7.5% 3/15/11	110,000	103,950
7.5% 1/15/15	175,000	161,000
WCI Communities, Inc. 9.125% 5/1/12	35,000	36,925
William Lyon Homes, Inc. 10.75% 4/1/13	110,000	121,000
		785,265
Media - 2.1%
AMC Entertainment, Inc. 8.625% 8/15/12	60,000	62,400
AOL Time Warner, Inc. 7.625% 4/15/31	500,000	616,090
British Sky Broadcasting Group PLC (BSkyB) yankee 8.2% 7/15/09	1,000,000	1,114,287
Cablevision Systems Corp.:
7.88% 4/1/09 (i)	40,000	41,200
8% 4/15/12	230,000	230,575
CanWest Media, Inc. 8% 9/15/12	30,000	32,025
Charter Communications Holding II LLC/Charter Communications Holdings II Capital Corp. 10.25% 9/15/10	115,000	118,738
Charter Communications Operating LLC/Charter Communications Operating Capital Corp. 8.375% 4/30/14 (e)	70,000	70,613
Cinemark, Inc. 0% 3/15/14 (c)	100,000	68,750
Comcast Corp. 5.85% 1/15/10	500,000	520,067
Cox Communications, Inc.:
4.625% 6/1/13	90,000	86,026
7.125% 10/1/12	970,000	1,071,758
CSC Holdings, Inc.:
6.75% 4/15/12 (e)	160,000	154,800
7.875% 2/15/18	50,000	49,813
8.125% 7/15/09	65,000	66,950
Dex Media, Inc.:
0% 11/15/13 (c)	95,000	77,663
0% 11/15/13 (c)	5,000	4,088
8% 11/15/13	10,000	10,700
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Media - continued
EchoStar DBS Corp.:
6.375% 10/1/11	$ 150,000	$ 149,250
9.125% 1/15/09	72,000	76,680
Entercom Radio LLC/Entercom Capital, Inc. 7.625% 3/1/14	50,000	52,250
Granite Broadcasting Corp. 9.75% 12/1/10	40,000	37,100
Houghton Mifflin Co.:
8.25% 2/1/11	100,000	105,000
9.875% 2/1/13	145,000	158,050
iesy Repository Gmbh 10.375% 2/15/15 (e)	80,000	80,800
Innova S. de R.L. 9.375% 9/19/13	85,000	95,519
Insight Midwest LP/Insight Capital, Inc. 9.75% 10/1/09	100,000	103,625
Liberty Media Corp.:
5.7% 5/15/13	500,000	462,739
8.25% 2/1/30	740,000	746,690
8.5% 7/15/29	130,000	132,621
LodgeNet Entertainment Corp. 9.5% 6/15/13	190,000	207,100
MediaNews Group, Inc. 6.375% 4/1/14	100,000	96,250
News America Holdings, Inc. 7.75% 12/1/45	170,000	205,897
News America, Inc. 6.2% 12/15/34	330,000	342,944
Nexstar Broadcasting, Inc.:
7% 1/15/14	130,000	120,900
7% 1/15/14 (e)	70,000	65,100
PanAmSat Corp. 9% 8/15/14	84,000	92,610
PRIMEDIA, Inc.:
7.625% 4/1/08	84,000	84,840
8.875% 5/15/11	25,000	26,250
Rainbow National LLC & RNS Co. Corp.:
8.75% 9/1/12 (e)	30,000	33,000
10.375% 9/1/14 (e)	30,000	34,575
Rogers Cable, Inc. 6.75% 3/15/15	50,000	51,625
The Reader's Digest Association, Inc. 6.5% 3/1/11	70,000	71,750
Time Warner Entertainment Co. LP 8.375% 7/15/33	1,000,000	1,310,939
		9,340,647
Specialty Retail - 0.1%
Asbury Automotive Group, Inc.:
8% 3/15/14	60,000	59,550
9% 6/15/12	15,000	15,563
General Nutrition Centers, Inc. 8.625% 1/15/11	80,000	76,100
Nebraska Book Co., Inc. 8.625% 3/15/12	90,000	85,725
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Sonic Automotive, Inc. 8.625% 8/15/13	$ 165,000	$ 169,950
The Pep Boys - Manny, Moe & Jack 7.5% 12/15/14	55,000	50,050
United Auto Group, Inc. 9.625% 3/15/12	50,000	54,000
		510,938
Textiles, Apparel & Luxury Goods - 0.1%
Jostens IH Corp. 7.625% 10/1/12	40,000	40,700
Levi Strauss & Co.:
8.2544% 4/1/12 (i)	70,000	70,000
9.75% 1/15/15	180,000	189,000
12.25% 12/15/12	65,000	73,288
		372,988
TOTAL CONSUMER DISCRETIONARY		18,332,710
CONSUMER STAPLES - 0.8%
Beverages - 0.1%
FBG Finance Ltd. 5.125% 6/15/15 (e)	425,000	417,587
Food & Staples Retailing - 0.1%
Ahold Finance USA, Inc.:
6.25% 5/1/09	40,000	40,800
6.875% 5/1/29	170,000	161,500
8.25% 7/15/10	40,000	43,800
Jean Coutu Group, Inc.:
7.625% 8/1/12	30,000	31,200
8.5% 8/1/14	60,000	59,550
Rite Aid Corp. 6% 12/15/05 (e)	20,000	20,100
Stater Brothers Holdings, Inc. 8.125% 6/15/12	80,000	80,600
		437,550
Food Products - 0.4%
B&G Foods, Inc. 8% 10/1/11	40,000	41,300
Cadbury Schweppes U.S. Finance LLC:
3.875% 10/1/08 (e)	90,000	87,885
5.125% 10/1/13 (e)	1,060,000	1,055,387
Del Monte Corp. 6.75% 2/15/15 (e)	60,000	61,350
Doane Pet Care Co.:
9.75% 5/15/07	50,000	49,250
10.75% 3/1/10	125,000	135,000
National Beef Packing Co. LLC/National Beef Finance Corp. 10.5% 8/1/11	120,000	127,500
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
CONSUMER STAPLES - continued
Food Products - continued
Pierre Foods, Inc. 9.875% 7/15/12	$ 40,000	$ 41,800
United Agriculture Products, Inc. 8.25% 12/15/11	147,000	155,085
		1,754,557
Household Products - 0.1%
Fort James Corp. 6.875% 9/15/07	150,000	156,563
Personal Products - 0.0%
Revlon Consumer Products Corp. 9.5% 4/1/11	100,000	96,000
Tobacco - 0.1%
Altria Group, Inc. 7% 11/4/13	400,000	438,346
TOTAL CONSUMER STAPLES		3,300,603
ENERGY - 2.1%
Energy Equipment & Services - 0.3%
Cooper Cameron Corp. 2.65% 4/15/07	340,000	328,336
Diamond Offshore Drilling, Inc. 4.875% 7/1/15 (e)	885,000	866,882
Dresser-Rand Group, Inc. 7.375% 11/1/14 (e)	50,000	52,375
Hanover Compressor Co. 8.625% 12/15/10	20,000	21,200
Hanover Equipment Trust 8.75% 9/1/11	50,000	53,375
Petronas Capital Ltd. 7% 5/22/12 (e)	5,000	5,609
Universal Compression, Inc. 7.25% 5/15/10	40,000	41,700
		1,369,477
Oil, Gas & Consumable Fuels - 1.8%
Amerada Hess Corp. 6.65% 8/15/11	110,000	119,464
ANR Pipeline, Inc. 9.625% 11/1/21	100,000	127,750
Arch Western Finance LLC 6.75% 7/1/13	100,000	103,500
Canadian Oil Sands Ltd. 4.8% 8/10/09 (e)	490,000	486,712
Chesapeake Energy Corp.:
6.875% 1/15/16	50,000	52,190
7.75% 1/15/15	30,000	32,550
El Paso Energy Corp.:
7.375% 12/15/12	5,000	5,069
7.75% 1/15/32	15,000	15,150
8.05% 10/15/30	95,000	97,256
El Paso Production Holding Co. 7.75% 6/1/13	140,000	148,750
Empresa Nacional de Petroleo 6.75% 11/15/12 (e)	300,000	326,272
EnCana Holdings Finance Corp. 5.8% 5/1/14	240,000	253,201
Enterprise Products Operating LP 5.75% 3/1/35 (e)	300,000	286,865
Foundation Pennsylvania Coal Co. 7.25% 8/1/14	50,000	52,750
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
General Maritime Corp. 10% 3/15/13	$ 310,000	$ 338,675
Giant Industries, Inc. 8% 5/15/14	130,000	136,175
Hurricane Finance BV:
9.625% 2/12/10 (e)	25,000	27,438
9.625% 2/12/10 (Reg. S)	35,000	38,413
Kinder Morgan Energy Partners LP 5.8% 3/15/35	300,000	298,296
Markwest Energy Partners LP/ Markwest Energy Finance Corp. 6.875% 11/1/14 (e)	146,000	147,460
Massey Energy Co. 6.625% 11/15/10	40,000	41,200
Newfield Exploration Co. 6.625% 9/1/14	90,000	94,275
Nexen, Inc. 5.875% 3/10/35	600,000	595,049
OAO Gazprom:
9.625% 3/1/13	240,000	291,600
10.5% 10/21/09	90,000	106,650
Overseas Shipholding Group, Inc.:
7.5% 2/15/24	55,000	53,350
8.25% 3/15/13	40,000	42,600
Pan American Energy LLC 7.125% 10/27/09 (e)	100,000	102,000
Peabody Energy Corp. 6.875% 3/15/13	20,000	21,150
Pemex Project Funding Master Trust:
6.125% 8/15/08	250,000	256,250
6.625% 6/15/35 (e)	780,000	752,700
7.375% 12/15/14	500,000	552,500
Petrobras Energia SA 9.375% 10/30/13	65,000	71,500
Range Resources Corp.:
6.375% 3/15/15 (Reg. S)	90,000	90,450
7.375% 7/15/13	40,000	42,600
Ship Finance International Ltd. 8.5% 12/15/13	330,000	315,975
Teekay Shipping Corp. 8.875% 7/15/11	30,000	34,350
The Coastal Corp.:
6.375% 2/1/09	5,000	4,925
6.5% 6/1/08	150,000	149,063
6.7% 2/15/27	65,000	65,731
7.75% 6/15/10	200,000	205,750
Williams Co., Inc. Credit Linked Certificate Trust III 6.75% 4/15/09 (e)	215,000	223,869
Williams Companies, Inc.:
7.125% 9/1/11	5,000	5,450
7.625% 7/15/19	30,000	34,275
7.875% 9/1/21	35,000	40,381
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Williams Companies, Inc.: - continued
8.125% 3/15/12	$ 30,000	$ 34,650
8.75% 3/15/32	165,000	203,775
YPF SA:
10% 11/2/28	30,000	36,300
yankee 9.125% 2/24/09	45,000	49,163
		7,611,467
TOTAL ENERGY		8,980,944
FINANCIALS - 6.0%
Capital Markets - 1.5%
Bank of New York Co., Inc.:
3.4% 3/15/13 (i)	100,000	96,459
4.25% 9/4/12 (i)	205,000	203,356
Credit Suisse First Boston (USA), Inc. 4.7% 6/1/09	440,000	441,502
E*TRADE Financial Corp. 8% 6/15/11	265,000	279,575
Equinox Holdings Ltd. 9% 12/15/09	90,000	93,600
Franklin Resources, Inc. 3.7% 4/15/08	1,135,000	1,107,274
Goldman Sachs Group, Inc.:
5.7% 9/1/12	1,100,000	1,147,915
6.6% 1/15/12	500,000	545,548
Lazard LLC 7.125% 5/15/15 (e)	685,000	681,889
Legg Mason, Inc. 6.75% 7/2/08	30,000	31,868
Merrill Lynch & Co., Inc. 4.25% 2/8/10	685,000	672,342
Morgan Stanley 6.6% 4/1/12	1,100,000	1,199,734
		6,501,062
Commercial Banks - 0.7%
Bank of America Corp. 7.4% 1/15/11	780,000	885,848
Corporacion Andina de Fomento 5.2% 5/21/13	35,000	35,055
Korea Development Bank:
3.875% 3/2/09	685,000	665,324
4.75% 7/20/09	320,000	319,925
5.75% 9/10/13	170,000	178,008
Standard Bank London Ltd. 8.125% 9/30/09	100,000	104,760
Vimpel Communications 10% 6/16/09 (Issued by UBS Luxembourg SA for Vimpel Communications)	100,000	107,750
Wachovia Bank NA 4.875% 2/1/15	600,000	595,542
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
FINANCIALS - continued
Commercial Banks - continued
Wachovia Corp. 4.875% 2/15/14	$ 175,000	$ 173,732
Western Financial Bank 9.625% 5/15/12	15,000	16,500
		3,082,444
Consumer Finance - 0.6%
AmeriCredit Corp. 9.25% 5/1/09	65,000	69,063
Capital One Bank 6.5% 6/13/13	1,090,000	1,181,679
Ford Motor Credit Co.:
6.625% 6/16/08	90,000	90,000
7.375% 2/1/11	1,000,000	993,484
Household Finance Corp. 4.125% 11/16/09	170,000	166,008
Triad Acquisition Corp. 11.125% 5/1/13 (e)	105,000	108,150
		2,608,384
Diversified Financial Services - 0.5%
CCO Holdings LLC/CCO Holdings Capital Corp. 8.75% 11/15/13	70,000	69,475
Global Cash Access LLC/Global Cash Access Finance Corp. 8.75% 3/15/12	105,000	113,537
JPMorgan Chase & Co. 4.875% 3/15/14	1,475,000	1,458,077
Prime Property Funding II, Inc. 5.125% 6/1/15 (e)	510,000	496,728
Refco Finance Holdings LLC/Refco Finance, Inc. 9% 8/1/12	105,000	113,400
Universal City Florida Holding Co. I/II 8.375% 5/1/10	30,000	31,500
		2,282,717
Insurance - 0.3%
Aegon NV 4.75% 6/1/13	500,000	492,638
Marsh & McLennan Companies, Inc. 7.125% 6/15/09	589,000	628,114
UnumProvident Corp. 7.625% 3/1/11	150,000	158,538
		1,279,290
Real Estate - 1.8%
American Real Estate Partners/American Real Estate Finance Corp.:
7.125% 2/15/13 (e)	115,000	115,000
8.125% 6/1/12	85,000	89,250
Archstone Smith Operating Trust 5.25% 5/1/15	805,000	803,981
Arden Realty LP 5.25% 3/1/15	1,210,000	1,186,513
Boston Properties, Inc. 6.25% 1/15/13	365,000	388,563
Camden Property Trust 5.875% 11/30/12	200,000	205,950
CarrAmerica Realty Corp. 5.25% 11/30/07	200,000	201,021
CB Richard Ellis Services, Inc. 9.75% 5/15/10	10,000	11,100
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
FINANCIALS - continued
Real Estate - continued
Developers Diversified Realty Corp.:
5% 5/3/10	$ 350,000	$ 348,525
5.25% 4/15/11	205,000	206,077
EOP Operating LP:
4.65% 10/1/10	595,000	583,725
4.75% 3/15/14	135,000	130,848
7% 7/15/11	500,000	549,080
Gables Realty LP:
5% 3/15/10	105,000	102,820
5.75% 7/15/07	970,000	985,739
Healthcare Realty Trust, Inc. 5.125% 4/1/14	145,000	140,084
La Quinta Properties, Inc. 7% 8/15/12	50,000	51,938
MeriStar Hospitality Corp. 8.75% 8/15/07	50,000	50,000
MeriStar Hospitality Operating Partnership LP/MeriStar Hospitality Finance Corp. II 10.5% 6/15/09	100,000	106,500
Omega Healthcare Investors, Inc. 7% 4/1/14	70,000	71,225
Senior Housing Properties Trust 7.875% 4/15/15	20,000	21,550
Simon Property Group LP:
5.1% 6/15/15 (e)	485,000	477,725
5.625% 8/15/14	1,000,000	1,024,214
Ventas Realty LP/Ventas Capital Corp. 6.625% 10/15/14 (e)	60,000	61,500
		7,912,928
Thrifts & Mortgage Finance - 0.6%
Countrywide Home Loans, Inc. 4% 3/22/11	415,000	394,901
Independence Community Bank Corp. 3.75% 4/1/14 (i)	120,000	115,358
Residential Capital Corp. 6.375% 6/30/10 (e)	685,000	695,810
Washington Mutual, Inc. 4.375% 1/15/08	1,200,000	1,194,078
		2,400,147
TOTAL FINANCIALS		26,066,972
HEALTH CARE - 0.4%
Health Care Equipment & Supplies - 0.0%
Medical Device Manufacturing, Inc. 10% 7/15/12	50,000	53,750
PerkinElmer, Inc. 8.875% 1/15/13	20,000	22,300
Spheris, Inc. 11% 12/15/12 (e)	50,000	48,500
		124,550
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
HEALTH CARE - continued
Health Care Providers & Services - 0.3%
AmeriPath, Inc. 10.5% 4/1/13	$ 80,000	$ 80,800
AMR HoldCo, Inc./ EmCare HoldCo, Inc. 10% 2/15/15 (e)	60,000	64,200
Community Health Systems, Inc. 6.5% 12/15/12	80,000	81,000
Concentra Operating Corp.:
9.125% 6/1/12	10,000	10,600
9.5% 8/15/10	110,000	117,150
DaVita, Inc.:
6.625% 3/15/13 (e)	40,000	41,400
7.25% 3/15/15 (e)	265,000	274,275
HealthSouth Corp.:
7.625% 6/1/12	130,000	127,400
8.5% 2/1/08	85,000	86,063
IASIS Healthcare LLC/IASIS Capital Corp. 8.75% 6/15/14	100,000	108,500
Psychiatric Solutions, Inc. 7.75% 7/15/15 (e)	50,000	51,250
Rural/Metro Corp. 9.875% 3/15/15 (e)	30,000	30,150
Tenet Healthcare Corp.:
6.375% 12/1/11	75,000	71,063
6.5% 6/1/12	15,000	14,250
7.375% 2/1/13	75,000	72,938
U.S. Oncology, Inc.:
9% 8/15/12	30,000	32,775
10.75% 8/15/14	80,000	90,000
		1,353,814
Pharmaceuticals - 0.1%
CDRV Investors, Inc. 0% 1/1/15 (c)	100,000	49,500
Elan Finance PLC/Elan Finance Corp. 7.75% 11/15/11 (e)	50,000	43,000
Mylan Laboratories, Inc. 6.375% 8/15/15 (e)	60,000	60,150
VWR International, Inc.:
6.875% 4/15/12	30,000	29,625
8% 4/15/14	30,000	28,800
Warner Chilcott Corp. 8.75% 2/1/15 (e)	80,000	79,600
		290,675
TOTAL HEALTH CARE		1,769,039
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
INDUSTRIALS - 1.6%
Aerospace & Defense - 0.3%
BAE Systems Holdings, Inc. 4.75% 8/15/10 (e)	$ 525,000	$ 520,787
BE Aerospace, Inc. 8.5% 10/1/10	100,000	110,500
Bombardier, Inc. 6.3% 5/1/14 (e)	340,000	319,600
K & F Acquisition, Inc. 7.75% 11/15/14	40,000	41,000
Orbital Sciences Corp. 9% 7/15/11	135,000	146,475
		1,138,362
Airlines - 0.7%
American Airlines, Inc. pass thru trust certificates:
6.817% 5/23/11	50,000	47,875
6.855% 10/15/10	67,869	69,821
6.977% 11/23/22	10,708	9,985
6.978% 10/1/12	137,745	143,199
7.024% 4/15/11	365,000	379,361
7.377% 5/23/19	46,728	35,046
7.379% 5/23/16	45,678	34,259
7.8% 4/1/08	65,000	62,725
AMR Corp. 9% 8/1/12	85,000	68,000
Continental Airlines, Inc. pass thru trust certificates:
6.648% 3/15/19	360,532	355,257
6.795% 2/2/20	478,190	411,244
Delta Air Lines, Inc.:
7.9% 12/15/09	50,000	13,500
9.5% 11/18/08 (e)	61,000	48,800
Delta Air Lines, Inc. pass thru trust certificates:
7.111% 3/18/13	340,000	318,750
7.299% 9/18/06	1,000	440
7.57% 11/18/10	705,000	655,613
7.779% 11/18/05	3,000	1,800
7.779% 1/2/12	22,350	9,834
7.92% 5/18/12	135,000	79,650
Northwest Airlines, Inc.:
7.875% 3/15/08	25,000	10,875
9.875% 3/15/07	60,000	31,200
Northwest Airlines, Inc. pass thru trust certificates:
7.068% 7/2/17	7,800	5,304
7.626% 4/1/10	32,062	18,276
7.67% 1/2/15	8,270	5,872
		2,816,686
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
INDUSTRIALS - continued
Building Products - 0.0%
Jacuzzi Brands, Inc. 9.625% 7/1/10	$ 20,000	$ 22,000
Nortek, Inc. 8.5% 9/1/14	100,000	97,000
		119,000
Commercial Services & Supplies - 0.1%
Adesa, Inc. 7.625% 6/15/12	50,000	51,000
ALH Finance LLC/ALH Finance Corp. 8.5% 1/15/13	25,000	24,125
Allied Waste North America, Inc.:
5.75% 2/15/11	70,000	66,150
7.875% 4/15/13	20,000	20,724
Buhrmann US, Inc. 7.875% 3/1/15 (e)	50,000	49,375
Cenveo Corp. 7.875% 12/1/13	60,000	57,900
FTI Consulting, Inc. 7.625% 6/15/13 (e)	30,000	30,450
		299,724
Electrical Equipment - 0.0%
General Cable Corp. 9.5% 11/15/10	20,000	21,400
Sensus Metering Systems, Inc. 8.625% 12/15/13	20,000	18,700
		40,100
Industrial Conglomerates - 0.2%
Hutchison Whampoa International 03/13 Ltd. 6.5% 2/13/13 (e)	190,000	202,736
Hutchison Whampoa International 03/33 Ltd. 7.45% 11/24/33 (e)	720,000	835,641
		1,038,377
Machinery - 0.1%
Accuride Corp. 8.5% 2/1/15	80,000	83,200
Commercial Vehicle Group, Inc. 8% 7/1/13 (e)	50,000	52,000
Dresser, Inc. 9.375% 4/15/11	15,000	15,750
Invensys PLC 9.875% 3/15/11 (e)	245,000	243,775
Navistar International Corp. 7.5% 6/15/11	30,000	30,750
Park-Ohio Industries, Inc. 8.375% 11/15/14 (e)	60,000	56,400
Standard Aero Holdings, Inc. 8.25% 9/1/14 (e)	60,000	63,600
Terex Corp. 7.375% 1/15/14	100,000	105,000
		650,475
Marine - 0.1%
American Commercial Lines LLC/ACL Finance Corp. 9.5% 2/15/15	110,000	119,900
H-Lines Finance Holding Corp. 0% 4/1/13 (c)(e)	40,000	32,100
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
INDUSTRIALS - continued
Marine - continued
Horizon Lines LLC/Holdings Corp. 9% 11/1/12 (e)	$ 40,000	$ 43,000
OMI Corp. 7.625% 12/1/13	95,000	96,663
		291,663
Road & Rail - 0.1%
Kansas City Southern Railway Co. 7.5% 6/15/09	100,000	103,000
Progress Rail Services Corp./Progress Metal Reclamation Co. 7.75% 4/1/12 (e)	100,000	102,250
TFM SA de CV 9.375% 5/1/12 (e)	85,000	90,950
		296,200
Trading Companies & Distributors - 0.0%
Ashtead Holdings PLC 8.625% 8/1/15 (e)(f)	75,000	77,625
Neff Rent LLC/Neff Finance Corp. 11.25% 6/15/12 (e)	50,000	51,750
		129,375
TOTAL INDUSTRIALS		6,819,962
INFORMATION TECHNOLOGY - 0.4%
Communications Equipment - 0.1%
L-3 Communications Corp. 6.375% 10/15/15 (e)	120,000	121,350
Nortel Networks Corp. 6.125% 2/15/06	65,000	65,325
		186,675
Electronic Equipment & Instruments - 0.0%
Celestica, Inc. 7.875% 7/1/11	100,000	103,250
IT Services - 0.1%
Iron Mountain, Inc. 6.625% 1/1/16	120,000	113,400
SunGard Data Systems, Inc.:
9.125% 8/15/13 (e)(f)	225,000	233,438
10.25% 8/15/15 (e)(f)	210,000	217,875
		564,713
Office Electronics - 0.1%
Xerox Capital Trust I 8% 2/1/27	130,000	135,200
Xerox Corp.:
7.125% 6/15/10	20,000	21,200
7.2% 4/1/16	165,000	179,850
7.625% 6/15/13	60,000	63,900
		400,150
Semiconductors & Semiconductor Equipment - 0.1%
Amkor Technology, Inc. 7.75% 5/15/13	65,000	55,575
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Freescale Semiconductor, Inc. 7.125% 7/15/14	$ 60,000	$ 64,200
MagnaChip Semiconductor SA/MagnaChip Semiconductor Finance Co.:
6.875% 12/15/11 (e)	25,000	24,750
8% 12/15/14 (e)	80,000	77,400
New ASAT Finance Ltd. 9.25% 2/1/11	60,000	48,600
Viasystems, Inc. 10.5% 1/15/11	140,000	137,200
		407,725
TOTAL INFORMATION TECHNOLOGY		1,662,513
MATERIALS - 1.3%
Chemicals - 0.5%
BCP Crystal U.S. Holdings Corp. 9.625% 6/15/14	110,000	124,300
Berry Plastics Corp. 10.75% 7/15/12	80,000	87,600
Borden US Finance Corp./Nova Scotia Finance ULC:
8.3488% 7/15/10 (e)(i)	70,000	69,300
9% 7/15/14 (e)	70,000	72,100
Braskem SA 11.75% 1/22/14 (e)	25,000	29,500
Crystal US Holding 3 LLC/Crystal US Sub 3 Corp. Series B, 0% 10/1/14 (c)	100,000	72,000
Equistar Chemicals LP:
6.5% 2/15/06	75,000	75,375
7.55% 2/15/26	100,000	93,500
Equistar Chemicals LP/Equistar Funding Corp. 10.625% 5/1/11	145,000	161,313
Georgia Gulf Corp. 7.125% 12/15/13	90,000	94,500
Huntsman International LLC 9.875% 3/1/09	115,000	122,906
Innophos, Inc. 8.875% 8/15/14 (e)	30,000	30,825
Lyondell Chemical Co.:
9.625% 5/1/07	200,000	212,500
10.875% 5/1/09	55,000	56,925
Millennium America, Inc. 9.25% 6/15/08	230,000	251,275
Nalco Co.:
7.75% 11/15/11	130,000	138,450
8.875% 11/15/13	100,000	109,000
Pliant Corp. 0% 6/15/09 (c)	60,000	53,400
Resolution Performance Products LLC/RPP Capital Corp.:
9.5% 4/15/10	70,000	72,625
13.5% 11/15/10	35,000	37,800
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
MATERIALS - continued
Chemicals - continued
Rockwood Specialties Group, Inc. 7.5% 11/15/14 (e)	$ 50,000	$ 50,250
Solutia, Inc. 7.375% 10/15/27 (b)	20,000	16,400
		2,031,844
Construction Materials - 0.0%
Texas Industries, Inc. 7.25% 7/15/13 (e)	30,000	31,650
Containers & Packaging - 0.3%
AEP Industries, Inc. 7.875% 3/15/13 (e)	30,000	30,000
BWAY Corp. 10% 10/15/10	105,000	111,300
Crown Cork & Seal, Inc. 8% 4/15/23	105,000	105,000
Crown European Holdings SA 9.5% 3/1/11	35,000	38,588
Graham Packaging Co. LP/ GPC Capital Corp.:
8.5% 10/15/12 (e)	50,000	51,250
9.875% 10/15/14 (e)	95,000	97,375
Graphic Packaging International, Inc.:
8.5% 8/15/11	120,000	125,400
9.5% 8/15/13	170,000	175,100
Jefferson Smurfit Corp. U.S. 7.5% 6/1/13	15,000	14,381
Owens-Brockway Glass Container, Inc.:
8.25% 5/15/13	15,000	16,238
8.875% 2/15/09	50,000	52,875
Owens-Illinois, Inc.:
7.35% 5/15/08	50,000	52,125
7.5% 5/15/10	95,000	99,156
7.8% 5/15/18	45,000	46,800
8.1% 5/15/07	110,000	114,400
Tekni-Plex, Inc. 10.875% 8/15/12 (e)	40,000	43,100
		1,173,088
Metals & Mining - 0.3%
Aleris International, Inc. 9% 11/15/14	20,000	20,900
California Steel Industries, Inc. 6.125% 3/15/14	40,000	37,200
Century Aluminum Co. 7.5% 8/15/14	40,000	41,000
Corporacion Nacional del Cobre (Codelco) 6.375% 11/30/12 (e)	335,000	362,849
CSN Islands VIII Corp. 9.75% 12/16/13 (e)	25,000	26,563
Freeport-McMoRan Copper & Gold, Inc.:
6.875% 2/1/14	75,000	73,969
10.125% 2/1/10	45,000	50,063
Gerdau AmeriSteel Corp./GUSAP Partners 10.375% 7/15/11	50,000	55,250
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
MATERIALS - continued
Metals & Mining - continued
Newmont Mining Corp. 5.875% 4/1/35	$ 405,000	$ 407,120
Novelis, Inc. 7.25% 2/15/15 (e)	110,000	112,200
Wise Metals Group LLC/Alloys Finance 10.25% 5/15/12	110,000	103,400
		1,290,514
Paper & Forest Products - 0.2%
Boise Cascade Corp. 8% 2/24/06	25,000	25,625
Boise Cascade LLC/Boise Cascade Finance Corp.:
6.4738% 10/15/12 (i)	30,000	30,300
7.125% 10/15/14	30,000	29,475
Buckeye Technologies, Inc. 8.5% 10/1/13	200,000	204,250
Georgia-Pacific Corp.:
7.375% 12/1/25	15,000	16,219
7.5% 5/15/06	50,000	51,125
7.75% 11/15/29	10,000	11,200
8% 1/15/24	130,000	149,175
8.125% 5/15/11	5,000	5,594
Millar Western Forest Products Ltd. 7.75% 11/15/13	120,000	113,400
Norske Skog Canada Ltd. 7.375% 3/1/14	40,000	39,700
Solo Cup Co. 8.5% 2/15/14	145,000	138,838
Stone Container Corp. 8.375% 7/1/12	200,000	202,500
		1,017,401
TOTAL MATERIALS		5,544,497
TELECOMMUNICATION SERVICES - 2.6%
Diversified Telecommunication Services - 2.0%
Ameritech Capital Funding Corp. 6.25% 5/18/09	35,000	36,726
BellSouth Capital Funding Corp. 7.875% 2/15/30	1,800,000	2,284,409
British Telecommunications PLC:
8.375% 12/15/10	190,000	222,019
8.875% 12/15/30	145,000	203,483
Empresa Brasileira de Telecomm SA 11% 12/15/08	158,000	178,540
Eschelon Operating Co. 8.375% 3/15/10	70,000	64,400
GCI, Inc. 7.25% 2/15/14	50,000	48,750
Koninklijke KPN NV yankee 8% 10/1/10	500,000	570,223
MCI, Inc. 7.688% 5/1/09	36,000	37,530
New Skies Satellites BV:
8.5388% 11/1/11 (i)	100,000	104,000
9.125% 11/1/12	85,000	88,400
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
NTL Cable PLC 8.75% 4/15/14	$ 190,000	$ 202,350
Qwest Capital Funding, Inc.:
7% 8/3/09	50,000	48,750
7.25% 2/15/11	35,000	33,775
7.625% 8/3/21	20,000	18,000
Qwest Communications International, Inc.:
6.7681% 2/15/09 (i)	40,000	40,100
7.5% 2/15/14 (e)	60,000	57,600
7.5% 2/15/14	160,000	154,400
Qwest Corp.:
6.6706% 6/15/13 (e)(i)	90,000	93,825
7.625% 6/15/15 (e)	110,000	113,163
Qwest Services Corp.:
13.5% 12/15/10	20,000	23,000
14% 12/15/14	110,000	133,100
SBC Communications, Inc.:
6.15% 9/15/34	500,000	531,455
6.45% 6/15/34	220,000	242,412
Sprint Capital Corp. 8.375% 3/15/12	600,000	711,574
Telecom Italia Capital:
4.95% 9/30/14 (e)	415,000	406,778
6% 9/30/34 (e)	500,000	507,292
Telefonica de Argentina SA 9.125% 11/7/10	95,000	103,075
Telefonos de Mexico SA de CV 4.75% 1/27/10 (e)	90,000	88,786
Telenet Group Holding NV 0% 6/15/14 (c)(e)	80,000	64,000
TELUS Corp. yankee 7.5% 6/1/07	180,000	189,293
Time Warner Telecom Holdings, Inc. 9.25% 2/15/14 (e)	80,000	81,600
U.S. West Capital Funding, Inc. 6.375% 7/15/08	125,000	122,500
U.S. West Communications 6.875% 9/15/33	165,000	141,900
Verizon Global Funding Corp. 7.25% 12/1/10	360,000	401,070
Verizon New York, Inc. 6.875% 4/1/12	120,000	130,733
		8,479,011
Wireless Telecommunication Services - 0.6%
America Movil SA de CV 4.125% 3/1/09	285,000	276,459
American Tower Corp. 7.5% 5/1/12	105,000	112,088
AT&T Wireless Services, Inc. 7.875% 3/1/11	455,000	521,200
Centennial Communications Corp./Centennial Cellular Operating Co. LLC/Centennial Puerto Rico Operations Corp. 8.125% 2/1/14 (i)	60,000	64,350
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
DirecTV Holdings LLC/DirecTV Financing, Inc.:
6.375% 6/15/15 (e)	$ 30,000	$ 29,925
8.375% 3/15/13	33,000	36,548
Globe Telecom, Inc. 9.75% 4/15/12	30,000	32,625
Inmarsat Finance II PLC 0% 11/15/12 (c)	70,000	56,000
Inmarsat Finance PLC 7.625% 6/30/12	45,438	48,107
Intelsat Ltd.:
6.5% 11/1/13	40,000	32,550
7.625% 4/15/12	20,000	17,800
8.625% 1/15/15 (e)	195,000	208,650
Kyivstar GSM 10.375% 8/17/09 (e)	100,000	111,630
Millicom International Cellular SA 10% 12/1/13	140,000	145,250
Mobile Telesystems Finance SA:
8% 1/28/12 (e)	60,000	61,500
8.375% 10/14/10 (e)	170,000	178,075
Nextel Communications, Inc. 7.375% 8/1/15	150,000	161,250
Nextel Partners, Inc. 8.125% 7/1/11	85,000	92,650
Rogers Communications, Inc.:
6.375% 3/1/14	140,000	142,800
8% 12/15/12	105,000	113,269
9.625% 5/1/11	26,000	30,615
Rural Cellular Corp. 8.25% 3/15/12	60,000	63,600
Telemig Cellular SA/Amazonia Cellular SA 8.75% 1/20/09 (e)	31,000	32,085
Western Wireless Corp. 9.25% 7/15/13	175,000	199,500
		2,768,526
TOTAL TELECOMMUNICATION SERVICES		11,247,537
UTILITIES - 2.4%
Electric Utilities - 1.2%
AES Gener SA 7.5% 3/25/14	70,000	72,275
Cleveland Electric Illuminating Co. 5.65% 12/15/13	300,000	309,783
Duke Capital LLC 6.75% 2/15/32	1,400,000	1,559,447
Exelon Corp.:
4.9% 6/15/15	485,000	475,903
5.625% 6/15/35	90,000	88,598
6.75% 5/1/11	420,000	458,365
FirstEnergy Corp. 6.45% 11/15/11	155,000	166,683
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
UTILITIES - continued
Electric Utilities - continued
MSW Energy Holdings II LLC/MSW Finance Co. II, Inc. 7.375% 9/1/10	$ 40,000	$ 41,600
MSW Energy Holdings LLC/MSW Energy Finance Co., Inc. 8.5% 9/1/10	10,000	10,750
Nevada Power Co.:
5.875% 1/15/15 (e)	40,000	40,700
6.5% 4/15/12	50,000	52,500
Oncor Electric Delivery Co. 6.375% 5/1/12	45,000	48,651
Progress Energy, Inc. 7.1% 3/1/11	950,000	1,043,885
Sierra Pacific Resources 7.803% 6/15/12	40,000	42,800
TECO Energy, Inc. 7% 5/1/12	80,000	86,000
Texas Genco LLC/Texas Genco Financing Corp. 6.875% 12/15/14 (e)	125,000	131,250
TXU Energy Co. LLC 7% 3/15/13	480,000	531,063
		5,160,253
Gas Utilities - 0.0%
Colorado Interstate Gas Co. 5.95% 3/15/15 (e)	60,000	59,550
El Paso Energy Corp. 6.75% 5/15/09	25,000	25,094
Sonat, Inc.:
6.625% 2/1/08	20,000	20,025
6.75% 10/1/07	15,000	15,038
		119,707
Independent Power Producers & Energy Traders - 0.6%
AES Corp.:
8.75% 6/15/08	2,000	2,150
8.75% 5/15/13 (e)	35,000	38,763
8.875% 2/15/11	282,000	312,315
9% 5/15/15 (e)	25,000	27,938
9.375% 9/15/10	7,000	7,875
9.5% 6/1/09	19,000	21,066
Allegheny Energy Supply Co. LLC:
7.8% 3/15/11	170,000	186,150
8.25% 4/15/12 (e)	90,000	101,250
10.25% 11/15/07 (e)	26,657	28,990
13% 11/15/07 (e)(i)	3,339	3,673
Constellation Energy Group, Inc. 7% 4/1/12	1,050,000	1,163,003
NRG Energy, Inc. 8% 12/15/13	172,000	184,040
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
UTILITIES - continued
Independent Power Producers & Energy Traders - continued
Tenaska Alabama Partners LP 7% 6/30/21 (e)	$ 100,000	$ 102,750
TXU Corp. 5.55% 11/15/14 (e)	250,000	243,719
		2,423,682
Multi-Utilities - 0.6%
CMS Energy Corp.:
6.3% 2/1/12	60,000	60,675
8.5% 4/15/11	45,000	50,231
9.875% 10/15/07	135,000	147,825
Dominion Resources, Inc.:
4.75% 12/15/10	535,000	531,322
5.15% 7/15/15	500,000	497,526
5.95% 6/15/35	905,000	924,867
6.25% 6/30/12	270,000	288,619
Utilicorp Canada Finance Corp. 7.75% 6/15/11	105,000	109,463
		2,610,528
TOTAL UTILITIES		10,314,170
TOTAL NONCONVERTIBLE BONDS (Cost $92,844,009)		94,038,947
U.S. Government and Government Agency Obligations - 30.4%

U.S. Government Agency Obligations - 4.0%
Fannie Mae:
3.25% 1/15/08	8,000,000	7,812,344
4.375% 7/17/13	2,205,000	2,143,699
4.625% 5/1/13	5,000,000	4,944,360
Federal Home Loan Bank 3.75% 9/28/06	40,000	39,762
Freddie Mac:
5.25% 11/5/12	280,000	279,761
5.875% 3/21/11	2,095,000	2,221,337
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		17,441,263
U.S. Treasury Inflation Protected Obligations - 4.6%
U.S. Treasury Inflation-Indexed Bonds 2.375% 1/15/25	4,434,805	4,682,155
U.S. Government and Government Agency Obligations - continued
	Principal Amount	Value (Note 1)
U.S. Treasury Inflation Protected Obligations - continued
U.S. Treasury Inflation-Indexed Notes:
0.875% 4/15/10	$ 3,078,570	$ 2,957,553
2% 1/15/14	11,889,069	12,019,436
TOTAL U.S. TREASURY INFLATION PROTECTED OBLIGATIONS		19,659,144
U.S. Treasury Obligations - 21.8%
U.S. Treasury Bonds 6.25% 5/15/30	7,720,000	9,703,677
U.S. Treasury Notes:
3.125% 1/31/07	40,160,000	39,661,094
3.375% 10/15/09	1,000,000	970,273
3.625% 4/30/07	7,808,000	7,757,373
3.625% 6/30/07 (f)	7,111,000	7,059,609
4.25% 8/15/13	10,049,000	10,061,561
4.75% 5/15/14	15,855,000	16,408,688
6.5% 2/15/10	2,170,000	2,378,609
TOTAL U.S. TREASURY OBLIGATIONS		94,000,884
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $131,105,466)		131,101,291
U.S. Government Agency - Mortgage Securities - 25.3%

Fannie Mae - 24.2%
3.463% 4/1/34 (i)	155,188	154,598
3.734% 1/1/35 (i)	81,020	80,197
3.753% 10/1/33 (i)	57,513	56,675
3.786% 12/1/34 (i)	67,601	66,855
3.793% 6/1/34 (i)	269,511	263,211
3.801% 12/1/34 (i)	21,120	20,923
3.828% 1/1/35 (i)	64,725	64,163
3.838% 1/1/35 (i)	160,045	159,402
3.867% 1/1/35 (i)	90,198	89,698
3.913% 12/1/34 (i)	44,713	44,363
3.937% 10/1/34 (i)	60,034	59,588
3.937% 12/1/34 (i)	92,940	92,473
3.963% 1/1/35 (i)	125,373	124,133
3.97% 5/1/33 (i)	15,574	15,481
3.975% 1/1/35 (i)	64,173	63,554
3.981% 12/1/34 (i)	65,505	64,819
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Fannie Mae - continued
4% 8/1/20 (f)	$ 2,895,592	$ 2,792,437
4.008% 12/1/34 (i)	373,367	372,610
4.011% 1/1/35 (i)	43,259	42,826
4.014% 12/1/34 (i)	43,068	42,611
4.023% 2/1/35 (i)	47,859	47,446
4.03% 1/1/35 (i)	23,990	23,874
4.032% 12/1/34 (i)	43,840	43,751
4.045% 5/1/34 (i)	25,362	25,346
4.049% 2/1/35 (i)	45,038	44,699
4.053% 10/1/18 (i)	61,942	61,329
4.054% 1/1/35 (i)	44,950	44,529
4.079% 4/1/33 (i)	18,339	18,311
4.098% 1/1/35 (i)	90,941	91,282
4.104% 2/1/35 (i)	46,625	46,397
4.11% 2/1/35 (i)	46,488	46,325
4.117% 2/1/35 (i)	91,838	91,479
4.118% 1/1/35 (i)	102,744	102,288
4.121% 2/1/35 (i)	183,102	182,253
4.124% 1/1/35 (i)	110,266	110,771
4.137% 1/1/35 (i)	177,027	176,326
4.138% 2/1/35 (i)	112,865	113,284
4.144% 1/1/35 (i)	165,216	165,989
4.15% 11/1/34 (i)	83,645	83,189
4.154% 2/1/35 (i)	93,461	93,188
4.178% 1/1/35 (i)	188,993	190,793
4.183% 1/1/35 (i)	90,084	89,998
4.189% 11/1/34 (i)	34,835	34,773
4.197% 1/1/35 (i)	115,561	114,805
4.232% 3/1/34 (i)	56,248	56,058
4.25% 2/1/35 (i)	72,107	71,699
4.258% 10/1/34 (i)	149,869	150,753
4.293% 3/1/35 (i)	69,874	69,865
4.297% 7/1/34 (i)	57,200	57,342
4.302% 1/1/35 (i)	71,234	70,795
4.306% 8/1/33 (i)	123,209	122,720
4.315% 3/1/33 (i)	31,176	31,109
4.323% 5/1/35 (i)	91,219	91,093
4.332% 12/1/34 (i)	46,562	46,607
4.335% 2/1/35 (i)	45,626	45,509
4.349% 1/1/35 (i)	68,741	68,129
4.351% 1/1/35 (i)	70,501	70,245
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Fannie Mae - continued
4.367% 2/1/34 (i)	$ 150,340	$ 149,954
4.372% 4/1/35 (i)	47,281	47,200
4.401% 2/1/35 (i)	95,631	94,944
4.409% 5/1/35 (i)	183,454	183,539
4.451% 6/1/33 (i)	46,276	45,765
4.455% 3/1/35 (i)	73,725	73,083
4.467% 10/1/34 (i)	325,088	325,221
4.479% 4/1/34 (i)	114,089	114,254
4.489% 8/1/34 (i)	201,750	201,656
4.5% 5/1/18 to 4/1/35	22,521,980	21,921,930
4.5% 8/1/20 (f)	3,000,000	2,950,313
4.5% 3/1/35 (i)	194,189	193,523
4.508% 1/1/35 (i)	108,887	109,522
4.528% 12/1/34 (i)	437,452	435,753
4.529% 3/1/35 (i)	170,779	170,085
4.538% 8/1/34 (i)	112,544	113,173
4.554% 7/1/35 (i)	225,000	225,105
4.564% 2/1/35 (i)	429,539	430,042
4.57% 2/1/35 (i)	63,371	63,565
4.604% 1/1/33 (i)	349,267	350,263
4.619% 2/1/35 (i)	183,580	182,913
4.645% 2/1/35 (i)	64,103	64,462
4.649% 11/1/34 (i)	220,719	221,205
4.687% 11/1/34 (i)	204,340	204,606
4.714% 3/1/35 (i)	521,050	523,150
4.74% 7/1/34 (i)	198,906	197,588
4.741% 3/1/35 (i)	94,718	94,718
4.823% 12/1/34 (i)	184,753	185,403
4.847% 12/1/34 (i)	67,829	68,031
4.898% 10/1/34 (i)	142,962	143,698
5% 3/1/35 to 8/1/35	20,610,101	20,304,630
5% 8/1/35 (f)	9,875,320	9,724,104
5.123% 2/1/35 (i)	544,160	543,205
5.137% 5/1/35 (i)	93,312	93,440
5.204% 6/1/35 (i)	321,987	326,202
5.366% 12/1/32 (i)	91,997	93,032
5.5% 11/1/16 to 10/1/34	5,196,795	5,234,994
5.5% 8/1/35 (f)	18,607,798	18,712,467
5.817% 5/1/35 (i)	435,730	440,363
6% 7/1/08 to 3/1/33	8,513,123	8,757,925
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Fannie Mae - continued
6.5% 6/1/09 to 1/1/33	$ 2,320,425	$ 2,407,535
7% 9/1/25 to 8/1/29	301,767	318,457
TOTAL FANNIE MAE		104,705,984
Freddie Mac - 1.0%
4.106% 12/1/34 (i)	65,639	65,241
4.13% 12/1/34 (i)	109,099	108,600
4.223% 1/1/35 (i)	280,789	279,777
4.287% 1/1/35 (i)	255,358	255,371
4.3% 5/1/35 (i)	168,933	168,068
4.311% 12/1/34 (i)	94,658	94,086
4.312% 3/1/35 (i)	90,473	90,187
4.368% 3/1/35 (i)	123,047	121,663
4.4% 2/1/35 (i)	170,490	168,625
4.404% 2/1/35 (i)	191,748	191,238
4.446% 3/1/35 (i)	73,623	72,777
4.449% 2/1/34 (i)	100,426	100,004
4.49% 3/1/35 (i)	242,950	240,824
4.497% 6/1/35 (i)	98,241	98,169
4.498% 3/1/35 (i)	610,000	605,997
4.504% 3/1/35 (i)	98,043	97,078
4.565% 2/1/35 (i)	141,902	142,091
5.036% 4/1/35 (i)	525,511	528,708
5.223% 8/1/33 (i)	40,373	41,246
6% 5/1/33	814,667	833,767
TOTAL FREDDIE MAC		4,303,517
Government National Mortgage Association - 0.1%
7% 7/15/31 to 12/15/32	242,236	255,890
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $110,321,879)		109,265,391
Asset-Backed Securities - 3.2%

ACE Securities Corp.:
Series 2003-FM1 Class M2, 5.31% 11/25/32 (i)	40,000	40,471
Series 2004-HE1:
Class M1, 3.96% 2/25/34 (i)	125,000	125,044
Class M2, 4.56% 2/25/34 (i)	125,000	125,063
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
ACE Securities Corp.: - continued
Series 2005-SD1 Class A1, 3.86% 11/25/50 (i)	$ 141,526	$ 141,700
American Express Credit Account Master Trust Series 2004-C Class C, 3.8881% 2/15/12 (e)(i)	1,559,117	1,563,718
AmeriCredit Automobile Receivables Trust Series 2004-1 Class D, 5.07% 7/6/10	290,000	289,544
Ameriquest Mortgage Securities, Inc. Series 2004-R2:
Class M1, 3.89% 4/25/34 (i)	65,000	64,997
Class M2, 3.94% 4/25/34 (i)	50,000	49,998
Asset Backed Securities Corp. Home Equity Loan Trust:
Series 2003-HE2 Class A2, 3.7681% 4/15/33 (i)	7,890	7,894
Series 2003-HE7 Class A3, 3.7481% 12/15/33 (i)	75,119	75,396
Series 2004-HE2 Class M1, 4.01% 4/25/34 (i)	375,000	375,666
Bank One Issuance Trust:
Series 2002-C1 Class C1, 4.3481% 12/15/09 (i)	425,000	429,552
Series 2004-B2 Class B2, 4.37% 4/15/12	900,000	890,715
Capital One Multi-Asset Execution Trust:
Series 2003-B1 Class B1, 4.5581% 2/17/09 (i)	120,000	120,751
Series 2003-B2 Class B2, 3.5% 2/17/09	60,000	59,651
Series 2003-B4 Class B4, 4.1881% 7/15/11 (i)	90,000	91,451
Series 2004-6 Class B, 4.15% 7/16/12	570,000	559,157
CDC Mortgage Capital Trust Series 2003-HE2 Class M2, 5.36% 10/25/33 (i)	30,000	30,526
Chase Credit Card Master Trust Series 2003-6 Class B, 3.7381% 2/15/11 (i)	230,000	231,735
Chase Credit Card Owner Trust Series 2004-1 Class B, 3.5881% 5/15/09 (i)	220,000	219,957
Citibank Credit Card Issuance Trust:
Series 2000-C2 Class C2, 4.2488% 10/15/07 (i)	1,000,000	1,000,649
Series 2003-C1 Class C1, 4.65% 4/7/10 (i)	305,000	311,297
Countrywide Home Loans, Inc.:
Series 2004-2 Class M1, 3.96% 5/25/34 (i)	275,000	275,355
Series 2004-3 Class M1, 3.96% 6/25/34 (i)	75,000	75,069
Series 2005-1:
Class MV1, 3.86% 7/25/35 (i)	185,000	184,718
Class MV2, 3.9% 7/25/35 (i)	220,000	219,366
Class MV3, 3.94% 7/25/35 (i)	90,000	89,870
Crown Castle Towers LLC/Crown Atlantic Holdings Sub LLC/Crown Communication, Inc. Series 2005-1:
Class B, 4.878% 6/15/35 (e)	309,000	311,474
Class C, 5.074% 6/15/35 (e)	281,000	282,405
First Franklin Mortgage Loan Trust Series 2004-FF2:
Class M3, 4.01% 3/25/34 (i)	25,000	25,044
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
First Franklin Mortgage Loan Trust Series 2004-FF2: - continued
Class M4, 4.36% 3/25/34 (i)	$ 25,000	$ 25,221
Fremont Home Loan Trust Series 2004-A:
Class M1, 4.01% 1/25/34 (i)	225,000	225,144
Class M2, 4.61% 1/25/34 (i)	275,000	278,153
GSAMP Trust Series 2004-FM2 Class M1, 3.96% 1/25/34 (i)	250,000	249,989
HFC Home Equity Loan Asset Backed Certificates Series 2005-2:
Class M1, 3.97% 1/20/34 (i)	185,000	185,000
Class M2, 4% 1/20/34 (i)	140,000	140,000
Home Equity Asset Trust:
Series 2003-2:
Class A2, 3.84% 8/25/33 (i)	2,448	2,457
Class M1, 4.34% 8/25/33 (i)	25,000	25,271
Series 2003-4:
Class M1, 4.26% 10/25/33 (i)	40,000	40,297
Class M2, 5.36% 10/25/33 (i)	45,000	45,591
Series 2004-3 Class M2, 4.66% 8/25/34 (i)	120,000	122,039
Long Beach Mortgage Loan Trust Series 2003-3 Class M2, 5.31% 7/25/33 (i)	45,000	45,879
MBNA Credit Card Master Note Trust:
Series 2003-B2 Class B2, 3.7781% 10/15/10 (i)	80,000	80,814
Series 2003-B3 Class B3, 3.7631% 1/18/11 (i)	285,000	286,352
Series 2003-B5 Class B5, 3.7581% 2/15/11 (i)	240,000	241,854
Meritage Mortgage Loan Trust Series 2004-1:
Class M1, 3.96% 7/25/34 (i)	100,000	99,996
Class M2, 4.01% 7/25/34 (i)	25,000	24,999
Class M3, 4.41% 7/25/34 (i)	50,000	49,998
Class M4, 4.56% 7/25/34 (i)	25,000	24,999
Morgan Stanley ABS Capital I, Inc.:
Series 2002-HE3 Class M1, 4.56% 12/27/32 (i)	90,000	91,161
Series 2003-NC8 Class M1, 4.16% 9/25/33 (i)	35,000	35,201
Morgan Stanley Dean Witter Capital I Trust:
Series 2001-NC4 Class M1, 4.46% 1/25/32 (i)	39,060	39,202
Series 2002-NC1 Class M1, 4.26% 2/25/32 (e)(i)	138,907	140,074
Series 2002-NC3 Class M1, 4.18% 8/25/32 (i)	75,000	75,576
Series 2003-NC2 Class M2, 5.46% 2/25/33 (i)	40,000	40,634
National Collegiate Funding LLC Series 2004-GT1 Class IO1, 7.87% 6/25/10 (e)(i)(l)	455,000	153,787
National Collegiate Student Loan Trust Series 2005-GT1 Class AIO, 6.75% 12/25/09 (l)	250,000	67,324
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
New Century Home Equity Loan Trust Series 2003-2 Class A2, 3.89% 1/25/33 (i)	$ 3,422	$ 3,423
NovaStar Home Equity Loan Series 2004-1:
Class M1, 3.91% 6/25/34 (i)	75,000	75,063
Class M4, 4.435% 6/25/34 (i)	125,000	125,213
Park Place Securities, Inc. Series 2005-WCH1:
Class M2, 3.98% 1/25/35 (i)	225,000	224,544
Class M4, 4.29% 1/25/35 (i)	750,000	750,878
Sears Credit Account Master Trust II Series 2002-4 Class A, 3.5181% 8/18/09 (i)	100,000	99,999
SLM Private Credit Student Loan Trust Series 2004-A Class C, 3.96% 6/15/33 (i)	260,000	265,580
Volkswagen Auto Lease Trust Series 2005-A Class A4, 3.94% 10/20/10	970,000	959,829
WFS Financial Owner Trust Series 2004-3 Class D, 4.07% 2/17/12	284,404	282,142
TOTAL ASSET-BACKED SECURITIES (Cost $13,893,498)		13,891,916
Collateralized Mortgage Obligations - 3.6%

Private Sponsor - 3.3%
Adjustable Rate Mortgage Trust floater:
Series 2005-1 Class 5A2, 3.79% 5/25/35 (i)	333,915	334,126
Series 2005-2 Class 6A2, 3.74% 6/25/35 (i)	161,688	161,793
Bank of America Mortgage Securities, Inc.:
Series 2003-K:
Class 1A1, 3.3521% 12/25/33 (i)	168,036	166,513
Class 2A1, 4.1867% 12/25/33 (i)	298,300	294,569
Series 2004-B:
Class 1A1, 3.4262% 3/25/34 (i)	664,848	656,626
Class 2A2, 4.1351% 3/25/34 (i)	204,630	200,155
Series 2004-C Class 1A1, 3.3726% 4/25/34 (i)	383,241	378,537
Series 2004-D:
Class 1A1, 3.5597% 5/25/34 (i)	448,999	444,076
Class 2A2, 4.2101% 5/25/34 (i)	585,166	576,845
Series 2004-G Class 2A7, 4.6058% 8/25/34 (i)	621,572	619,487
Series 2004-H Class 2A1, 4.5133% 9/25/34 (i)	552,389	547,078
Bear Stearns Alt-A Trust floater Series 2005-1 Class A1, 3.74% 1/25/35 (i)	645,482	645,482
CS First Boston Mortgage Securities Corp. floater:
Series 2004-AR3 Class 6A2, 3.83% 4/25/34 (i)	115,778	115,881
Collateralized Mortgage Obligations - continued
	Principal Amount	Value (Note 1)
Private Sponsor - continued
CS First Boston Mortgage Securities Corp. floater: - continued
Series 2004-AR6 Class 9A2, 3.83% 10/25/34 (i)	$ 213,174	$ 213,302
Granite Mortgages PLC floater Series 2004-2 Class 1C, 4.13% 6/20/44 (i)	194,632	195,032
Lehman Structured Securities Corp. floater Series 2005-1 Class A2, 3.67% 9/26/45 (e)(i)	743,244	743,244
Master Alternative Loan Trust Series 2004-3 Class 3A1, 6% 4/25/34	76,015	76,870
Master Asset Securitization Trust Series 2004-9 Class 7A1, 6.3188% 5/25/17 (i)	481,596	486,800
Master Seasoned Securitization Trust Series 2004-1 Class 1A1, 6.2437% 8/25/17 (i)	371,110	379,522
Merrill Lynch Mortgage Investors, Inc.:
floater Series 2005-B Class A2, 3.75% 6/25/30 (i)	629,385	629,385
Series 2003-E Class XA1, 1% 10/25/28 (i)(l)	1,302,816	15,846
Series 2003-G Class XA1, 1% 1/25/29 (l)	1,833,562	23,767
Series 2003-H Class XA1, 1% 1/25/29 (e)(l)	1,474,148	19,285
Opteum Mortgage Acceptance Corp. floater Series 2005-3 Class APT, 3.75% 6/25/35 (i)	367,832	368,047
Residential Asset Mortgage Products, Inc. sequential pay:
Series 2003-SL1 Class A31, 7.125% 4/25/31	518,998	528,368
Series 2004-SL2 Class A1, 6.5% 10/25/16	71,407	72,543
Residential Finance LP/Residential Finance Development Corp. floater:
Series 2003-CB1:
Class B3, 4.8% 6/10/35 (e)(i)	43,397	44,156
Class B4, 5% 6/10/35 (e)(i)	38,575	39,298
Class B5, 5.6% 6/10/35 (e)(i)	28,931	29,546
Class B6, 6.1% 6/10/35 (e)(i)	14,466	14,773
Series 2004-B:
Class B4, 4.45% 2/10/36 (e)(i)	98,295	99,770
Class B5, 4.9% 2/10/36 (e)(i)	98,295	100,015
Class B6, 5.35% 2/10/36 (e)(i)	98,295	100,138
Series 2004-C:
Class B4, 4.3% 9/10/36 (i)	98,887	100,123
Class B5, 4.7% 9/10/36 (i)	98,887	100,000
Class B6, 5.1% 9/10/36 (i)	98,887	100,370
Sequoia Mortgage Funding Trust Series 2003-A Class AX1, 0.8% 10/21/08 (e)(l)	3,273,870	24,731
Sequoia Mortgage Trust floater Series 2005-2 Class A2, 3.36% 3/20/35 (i)	549,984	549,984
Collateralized Mortgage Obligations - continued
	Principal Amount	Value (Note 1)
Private Sponsor - continued
Structured Adjustable Rate Mortgage Loan Trust floater Series 2001-14 Class A1, 3.77% 7/25/35 (i)	$ 1,163,940	$ 1,163,940
Washington Mutual Mortgage Securities Corp. sequential pay:
Series 2003-MS9 Class 2A1, 7.5% 12/25/33	59,087	61,232
Series 2004-RA2 Class 2A, 7% 7/25/33	121,414	124,065
Wells Fargo Mortgage Backed Securities Trust:
Series 2004-T Class A1, 3.4526% 9/25/34 (i)	581,105	578,530
Series 2005-AR10 Class 2A2, 4.111% 6/25/35 (i)	952,333	939,034
Series 2005-AR12 Class 2A6, 4.322% 7/25/35 (i)	906,327	894,687
Series 2005-AR9 Class 2A1, 4.3621% 5/25/35 (i)	395,715	392,917
TOTAL PRIVATE SPONSOR		14,350,488
U.S. Government Agency - 0.3%
Fannie Mae guaranteed REMIC pass thru certificates planned amortization class Series 2004-81 Class KD, 4.5% 4/25/17	1,050,000	1,036,840
Freddie Mac Multi-class participation certificates guaranteed sequential pay Series 2750 Class ZT, 5% 2/15/34	391,734	359,862
Ginnie Mae guaranteed Multi-family pass thru securities sequential pay Series 2002-35 Class C, 5.8918% 10/16/23 (i)	25,000	25,921
Ginnie Mae guaranteed REMIC pass thru securities planned amortization class Series 2003-75 Class LI, 5.5% 10/20/21 (l)	503,202	230
TOTAL U.S. GOVERNMENT AGENCY		1,422,853
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $15,858,005)		15,773,341
Commercial Mortgage Securities - 2.5%

Banc of America Large Loan, Inc. floater:
Series 2003-BBA2:
Class C, 3.8581% 11/15/15 (e)(i)	50,000	50,183
Class D, 3.9381% 11/15/15 (e)(i)	80,000	80,456
Class F, 4.2881% 11/15/15 (e)(i)	60,000	60,421
Class H, 4.7881% 11/15/15 (e)(i)	50,000	50,297
Class J, 5.3381% 11/15/15 (e)(i)	55,000	55,330
Class K, 5.82% 11/15/15 (e)(i)	50,000	49,684
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Banc of America Large Loan, Inc. floater: - continued
Series 2005-BOCA:
Class D, 3.7181% 12/15/16 (e)(i)	$ 110,000	$ 110,055
Class E, 3.8081% 12/15/16 (e)(i)	100,000	100,077
Class F, 3.8881% 12/15/16 (e)(i)	110,000	110,100
Class H, 4.3381% 12/15/16 (e)(i)	120,000	119,816
Class K, 4.7381% 12/15/16 (e)(i)	105,000	104,868
Bayview Commercial Asset Trust:
floater:
Series 2004-1 Class A, 3.82% 4/25/34 (e)(i)	332,648	333,233
Series 2004-2 Class A, 3.89% 8/25/34 (e)(i)	357,944	359,705
Series 2004-3:
Class A1, 3.83% 1/25/35 (e)(i)	333,894	335,063
Class A2, 3.88% 1/25/35 (e)(i)	47,699	47,867
Class M1, 3.96% 1/25/35 (e)(i)	47,699	47,764
Class M2, 4.46% 1/25/35 (e)(i)	47,699	47,983
Series 2004-1 Class IO, 1.25% 4/25/34 (e)(l)	3,635,356	213,130
Bear Stearns Commercial Mortgage Securities, Inc.:
sequential pay Series 2004-ESA Class A3, 4.741% 5/14/16 (e)	180,000	180,489
Series 2004-ESA:
Class B, 4.888% 5/14/16 (e)	325,000	327,429
Class C, 4.937% 5/14/16 (e)	205,000	206,951
Class D, 4.986% 5/14/16 (e)	75,000	75,483
Class E, 5.064% 5/14/16 (e)	230,000	231,631
Class F, 5.182% 5/14/16 (e)	55,000	55,483
COMM floater Series 2002-FL7 Class D, 3.9581% 11/15/14 (e)(i)	125,000	125,054
Commercial Mortgage pass thru certificates floater Series 2004-CNL:
Class B, 3.7881% 9/15/14 (e)(i)	105,000	105,042
Class D, 4.0281% 9/15/14 (e)(i)	30,000	30,009
Class E, 4.0881% 9/15/14 (e)(i)	45,000	45,033
Class F, 4.1881% 9/15/14 (e)(i)	35,000	35,020
Class G, 4.3681% 9/15/14 (e)(i)	80,000	80,032
Class H, 4.4681% 9/15/14 (e)(i)	85,000	85,034
Class J, 4.9881% 9/15/14 (e)(i)	30,000	30,095
Class K, 5.3881% 9/15/14 (e)(i)	45,000	45,093
Class L, 5.5881% 9/15/14 (e)(i)	35,000	34,983
CS First Boston Mortgage Securities Corp.:
sequential pay:
Series 1997-C2 Class A2, 6.52% 1/17/35	30,736	30,982
Series 2004-C1 Class A4, 4.75% 1/15/37	695,000	686,789
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
CS First Boston Mortgage Securities Corp.: - continued
Series 2003-TFLA Class G, 3.7357% 4/15/13 (e)(i)	$ 22,400	$ 22,331
Fannie Mae sequential pay Series 1999-10 Class MZ, 6.5% 9/17/38	757,908	818,204
Ginnie Mae guaranteed REMIC pass thru securities:
sequential pay:
Series 2003-22 Class B, 3.963% 5/16/32	60,000	57,909
Series 2003-36 Class C, 4.254% 2/16/31	55,000	53,609
Series 2003-47 Class C, 4.227% 10/16/27	105,000	103,082
Series 2003-59 Class D, 3.654% 10/16/27	115,000	108,543
Series 2003-47 Class XA, 0.1927% 6/16/43 (i)(l)	5,638,415	265,400
GS Mortgage Securities Corp. II sequential pay:
Series 2001-LIBA Class A2, 6.615% 2/14/16 (e)	385,000	420,722
Series 2003-C1 Class A2A, 3.59% 1/10/40	65,000	63,719
Hilton Hotel Pool Trust Series 2000-HLTA Class D, 7.555% 10/3/15 (e)	370,000	403,297
Host Marriot Pool Trust sequential pay Series 1999-HMTA Class D, 7.97% 8/3/15 (e)	110,000	119,163
Leafs CMBS I Ltd./Leafs CMBS I Corp. Series 2002-1A Class C, 4.13% 11/20/37 (e)	200,000	180,420
Morgan Stanley Capital I, Inc. Series 2005-IQ9 Class X2, 1.2036% 7/15/56 (e)(i)(l)	3,920,000	199,369
Mortgage Capital Funding, Inc. sequential pay Series 1998-MC2 Class A2, 6.423% 6/18/30	319,331	332,253
Trizechahn Office Properties Trust Series 2001-TZHA:
Class C3, 6.522% 3/15/13 (e)	25,000	25,720
Class C4, 6.893% 5/15/16 (e)	500,000	547,173
Class E3, 7.253% 3/15/13 (e)	235,000	243,947
Wachovia Bank Commercial Mortgage Trust:
sequential pay Series 2003-C8 Class A3, 4.445% 11/15/35	785,000	773,341
Series 2004-C15:
Class 180A, 5.5782% 10/15/41 (e)(i)	1,000,000	984,198
Class 180B, 5.5782% 10/15/41 (e)(i)	500,000	492,099
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $11,297,120)		10,901,163
Foreign Government and Government Agency Obligations - 2.5%

Argentine Republic:
3% 4/30/13 (i)	90,000	73,224
3.01% 8/3/12 (i)	400,000	312,600
Foreign Government and Government Agency Obligations - continued
	Principal Amount	Value (Note 1)
Argentine Republic: - continued
discount 8.28% (with partial capitalization through 12/31/2013) 12/31/33 unit (j)	$ 215,346	$ 208,024
par 1.33% 12/31/38 unit (d)(j)	50,116	17,942
Brazilian Federative Republic:
Brady:
debt conversion bond 4.3125% 4/15/12 (i)	131,766	127,484
par Z-L 6% 4/15/24	265,000	251,088
8% 1/15/18	514,000	521,068
10.5% 7/14/14	125,000	145,250
11% 1/11/12	60,000	70,800
11% 8/17/40	470,000	552,250
12.25% 3/6/30	105,000	137,025
12.75% 1/15/20	75,000	99,675
14.5% 10/15/09	75,000	96,488
Central Bank of Nigeria promissory note 5.092% 1/5/10	113,447	108,728
Chilean Republic 7.125% 1/11/12	1,250,000	1,406,625
Colombian Republic:
10.75% 1/15/13	150,000	179,250
11.75% 2/25/20	80,000	103,600
Dominican Republic:
Brady 3.9425% 8/30/09 (i)	116,248	112,761
4.375% 8/30/24 (i)	250,000	231,250
Ecuador Republic:
8% 8/15/30 (Reg. S) (d)	45,000	38,700
12% 11/15/12 (Reg. S)	45,000	44,213
euro par 5% 2/28/25	15,000	10,875
Indonesian Republic 7.25% 4/20/15 (e)	30,000	30,300
Israeli State 4.625% 6/15/13	20,000	19,363
Korean Republic 4.875% 9/22/14	195,000	193,585
Lebanese Republic:
6.77% 11/30/09 (e)(i)	70,000	70,175
6.77% 11/30/09 (i)	235,000	235,588
Panamanian Republic Brady discount 4.6875% 7/17/26 (i)	25,000	23,375
Peruvian Republic:
7.35% 7/21/25	100,000	99,750
9.125% 2/21/12	75,000	88,688
9.875% 2/6/15	45,000	55,800
Foreign Government and Government Agency Obligations - continued
	Principal Amount	Value (Note 1)
Philippine Republic:
Brady principal collateralized interest reduction bond 6.5% 12/1/17	$ 120,000	$ 119,400
8.375% 2/15/11	360,000	370,350
9% 2/15/13	100,000	105,000
9.875% 1/15/19	90,000	96,863
10.625% 3/16/25	95,000	105,213
Republic of Serbia 3.75% 11/1/24 (d)(e)	50,000	43,063
Russian Federation:
5% 3/31/30 (Reg. S) (d)	762,000	845,344
11% 7/24/18 (Reg. S)	35,000	51,888
12.75% 6/24/28 (Reg. S)	120,000	215,850
euro 10% 6/26/07	60,000	65,550
Turkish Republic:
11% 1/14/13	230,000	290,375
11.5% 1/23/12	25,000	31,688
11.75% 6/15/10	305,000	378,200
11.875% 1/15/30	100,000	142,500
Ukraine Government:
6.365% 8/5/09 (i)	200,000	216,800
7.65% 6/11/13 (Reg. S)	100,000	110,000
United Mexican States:
4.625% 10/8/08	70,000	69,615
5.875% 1/15/14	85,000	86,998
6.75% 9/27/34	170,000	179,180
7.5% 1/14/12	100,000	111,700
Uruguay Republic 7.25% 2/15/11	60,000	61,200
Venezuelan Republic:
Discount A, 4.25% 3/31/20 (i)	250,000	246,875
4.64% 4/20/11 (i)	80,000	74,200
5.375% 8/7/10	105,000	98,490
9.25% 9/15/27	90,000	93,825
10.75% 9/19/13	240,000	279,120
13.625% 8/15/18	93,000	125,085
euro Brady par W-B 6.75% 3/31/20	250,000	250,000
Vietnamese Socialist Republic Brady par 3.75% 3/12/28 (d)	90,000	67,275
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $9,844,940)		10,597,191
Common Stocks - 0.0%
	Shares	Value (Note 1)
CONSUMER STAPLES - 0.0%
Personal Products - 0.0%
Revlon, Inc. Class A (sub. vtg.) (a)	18,648	$ 69,744
TOTAL COMMON STOCKS (Cost $36,503)		69,744
Sovereign Loan Participations - 0.0%
	Principal Amount
Indonesian Republic loan participation:
- Credit Suisse First Boston 4.375% 3/28/13 (i)	$ 117,509	109,871
- Deutsche Bank 4.375% 3/28/13 (i)	13,831	12,932
TOTAL SOVEREIGN LOAN PARTICIPATIONS (Cost $113,638)		122,803
Fixed-Income Funds - 12.5%
	Shares
Fidelity Ultra-Short Central Fund (k) (Cost $53,999,944)	542,844	54,002,121
Cash Equivalents - 6.9%
	Maturity Amount
Investments in repurchase agreements (Collateralized by U.S. Government Obligations, in a joint trading account at 3.32%, dated 7/29/05 due 8/1/05) (Cost $29,592,000)	$ 29,600,176	29,592,000
TOTAL INVESTMENT PORTFOLIO - 108.7% (Cost $468,907,002)		469,355,908
NET OTHER ASSETS - (8.7)%		(37,597,242)
NET ASSETS - 100%		$ 431,758,666
Swap Agreements
	Expiration Date	Notional Amount	Value
Credit Default Swap

Receive quarterly a fixed rate of .4% multiplied by the notional amount and pay to Merrill Lynch, Inc., upon each default event of one of the issues of Dow Jones CDX N.A. Investment Grade 4, par value of the proportional notional amount (h)

	June 2010	$ 4,500,000	$ (18,576)
Receive quarterly a fixed rate of .5% multiplied by the notional amount and pay to Merrill Lynch, Inc., upon each default event of one of the issues of Dow Jones CDX N.A. Investment Grade 3, par value of the proportional notional amount (g)	March 2010	1,250,000	951
Receive quarterly a fixed rate of .65% multiplied by the notional amount and pay to Merrill Lynch, Inc., upon each default event of one of the issues of Dow Jones CDX N.A. Investment Grade 4, par value of the proportional notional amount (h)	June 2015	12,500,000	(85,880)
Receive quarterly a fixed rate of .7% multiplied by the notional amount and pay to Deutsche Bank, upon each default event of one of the issues of Dow Jones CDX N.A. Investment Grade 3, par value of the proportional notional amount (g)	March 2015	1,250,000	(2,759)
Receive quarterly notional amount multiplied by .35% and pay Goldman Sachs upon default event of Southern California Edison Co., par value of the notional amount of Southern California Edison Co. 7.625% 1/15/10	Sept. 2010	400,000	(157)
Receive quarterly notional amount multiplied by .42% and pay Morgan Stanley, Inc. upon default event of Sempra Energy, par value of the notional amount of Sempra Energy 6% 2/1/13	Sept. 2010	600,000	98
Receive quarterly notional amount multiplied by .48% and pay JPMorgan Chase, Inc. upon default event of Fannie Mae, par value of the notional amount of Fannie Mae 4.625% 5/1/13	June 2010	1,000,000	9,039
TOTAL CREDIT DEFAULT SWAP		21,500,000	(97,284)
Swap Agreements - continued
	Expiration Date	Notional Amount	Value
Interest Rate Swap
Receive quarterly a fixed rate equal to 4.3875% and pay quarterly a floating rate based on 3-month LIBOR with Credit Suisse First Boston	March 2010	$ 1,250,000	$ (4,655)
Receive quarterly a fixed rate equal to 4.774% and pay quarterly a floating rate based on 3-month LIBOR with Credit Suisse First Boston	March 2015	1,250,000	11,777
Receive quarterly a fixed rate equal to 4.898% and pay quarterly a floating rate based on 3-month LIBOR with Lehman Brothers, Inc.	July 2014	1,135,000	19,725
TOTAL INTEREST RATE SWAP		3,635,000	26,847
Total Return Swap
Receive monthly a return equal to Banc of America Securities LLC AAA 10 Yr Commercial Mortgage Backed Securities Daily Index and pay monthly a floating rate based on 1-month LIBOR minus 40 basis points with Bank of America	March 2006	1,000,000	(16,398)
Receive monthly a return equal to Lehman Brothers CMBS AAA 8.5+ Index and pay monthly a floating rate based on 1-month LIBOR minus 20 basis points with Citibank	Oct. 2005	1,000,000	(24,809)
Receive monthly a return equal to Lehman Brothers CMBS U.S. Aggregate Index and pay monthly a floating rate based on 1-month LIBOR minus 10 basis points with Citibank	Oct. 2005	355,000	(5,703)
Receive monthly a return equal to Lehman Brothers CMBS U.S. Aggregate Index and pay monthly a floating rate based on 1-month LIBOR minus 20 basis points with Lehman Brothers, Inc.	March 2006	145,000	(2,279)
Receive monthly a return equal to Lehman Brothers Commercial Mortgage Backed Securities AAA Daily Index and pay monthly a floating rate based on 1-month LIBOR minus 25 basis points with Bank of America	Dec. 2005	600,000	(9,628)
Swap Agreements - continued
	Expiration Date	Notional Amount	Value
Total Return Swap - continued

Receive monthly a return equal to Banc of America Securities LLC AAA 10yr Commercial Mortgage Backed Securities Daily Index and pay monthly a floating rate based on 1-month LIBOR minus 20 basis points with Bank of America

	July 2006	$ 1,000,000	$ (8,117)
Receive quarterly a return equal to Banc of America Securities LLC AAA 10 Yr Commercial Mortgage Backed Securities Daily Index and pay quarterly a floating rate based on 3-month LIBOR minus 40 basis points with Bank of America	Nov. 2005	2,000,000	(7,836)
TOTAL TOTAL RETURN SWAP		6,100,000	(74,770)
		$ 31,235,000	$ (145,207)
Legend
(a) Non-income producing
(b) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(c) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(d) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $28,129,389 or 6.5% of net assets.

(f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(g) Dow Jones CDX N.A. Investment Grade 3 is a tradable index of credit default swaps on investment grade debt of U.S. companies.
(h) Dow Jones CDX N.A. Investment Grade 4 is a tradable index of credit default swaps on investment grade debt of U.S. companies.
(i) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(j) Includes attached Argentine Republic Gross Domestic Product-Linked Securities, expiring 12/15/35.

(k) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete listing of the fixed-income central fund's holdings is provided at the end of this report.

(l) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2005

Assets
Investment in securities, at value (including repurchase agreements of $29,592,000) (cost $468,907,002) - See accompanying schedule		$ 469,355,908
Cash		764
Receivable for investments sold		960,923
Receivable for fund shares sold		1,454,556
Interest receivable		3,810,371
Other receivables		58,931
Total assets		475,641,453

Liabilities
Payable for investments purchased Regular delivery	$ 1,339,322
Delayed delivery	41,984,448
Payable for fund shares redeemed	121,900
Distributions payable	60,328
Swap agreements, at value	145,207
Accrued management fee	115,609
Distribution fees payable	3,606
Other affiliated payables	75,644
Other payables and accrued expenses	36,723
Total liabilities		43,882,787

Net Assets		$ 431,758,666
Net Assets consist of:
Paid in capital		$ 428,201,146
Undistributed net investment income		539,146
Accumulated undistributed net realized gain (loss) on investments		2,397,425
Net unrealized appreciation (depreciation) on investments		620,949
Net Assets		$ 431,758,666

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

July 31, 2005

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($2,974,166 ÷ 281,429 shares)	$ 10.57

Maximum offering price per share (100/95.25 of $10.57)	$ 11.10
Class T: Net Asset Value and redemption price per share ($5,738,901 ÷ 543,558 shares)	$ 10.56

Maximum offering price per share (100/96.50 of $10.56)	$ 10.94
Class B: Net Asset Value and offering price per share ($2,029,025 ÷ 191,971 shares)A	$ 10.57

Class C: Net Asset Value and offering price per share ($677,191 ÷ 64,087 shares)A	$ 10.57

Total Bond: Net Asset Value, offering price and redemption price per share ($420,225,271 ÷ 39,761,938 shares)	$ 10.57

Institutional Class: Net Asset Value, offering price and redemption price per share ($114,112 ÷ 10,800 shares)	$ 10.57

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2005

Investment Income
Interest		$ 17,207,680

Expenses
Management fee	$ 1,558,348
Transfer agent fees	605,385
Distribution fees	21,368
Accounting fees and expenses	141,817
Fund wide operations fee	18,469
Independent trustees' compensation	1,960
Custodian fees and expenses	10,598
Registration fees	75,839
Audit	44,183
Legal	2,958
Miscellaneous	2,731
Total expenses before reductions	2,483,656
Expense reductions	(119,592)	2,364,064
Net investment income		14,843,616
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	3,976,436
Swap agreements	452,719
Total net realized gain (loss)		4,429,155
Change in net unrealized appreciation (depreciation) on: Investment securities	1,793,084
Swap agreements	72,263
Total change in net unrealized appreciation (depreciation)		1,865,347
Net gain (loss)		6,294,502
Net increase (decrease) in net assets resulting from operations		$ 21,138,118

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2005	Year ended July 31, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 14,843,616	$ 8,771,927
Net realized gain (loss)	4,429,155	937,699
Change in net unrealized appreciation (depreciation)	1,865,347	707,007
Net increase (decrease) in net assets resulting from operations	21,138,118	10,416,633
Distributions to shareholders from net investment income	(14,221,483)	(8,644,971)
Distributions to shareholders from net realized gain	(3,063,178)	(461,703)
Total distributions	(17,284,661)	(9,106,674)
Share transactions - net increase (decrease)	53,654,454	292,125,223
Total increase (decrease) in net assets	57,507,911	293,435,182

Net Assets
Beginning of period	374,250,755	80,815,573
End of period (including undistributed net investment income of $539,146 and undistributed net investment income of $79,241, respectively)	$ 431,758,666	$ 374,250,755

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2005	2004F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.46	$ 10.31
Income from Investment Operations
Net investment incomeE	.387	.046
Net realized and unrealized gain (loss)	.183	.145
Total from investment operations	.570	.191
Distributions from net investment income	(.370)	(.041)
Distributions from net realized gain	(.090)	-
Total distributions	(.460)	(.041)
Net asset value, end of period	$ 10.57	$ 10.46
Total ReturnB,C,D	5.52%	1.85%
Ratios to Average Net AssetsG
Expenses before expense reductions	.96%	.87%A
Expenses net of voluntary waivers, if any	.80%	.80%A
Expenses net of all reductions	.80%	.80%A
Net investment income	3.69%	3.51%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,974	$ 102
Portfolio turnover rate	193%	251%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period June 16, 2004 (commencement of sale of shares) to July 31, 2004.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2005	2004F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.46	$ 10.31
Income from Investment Operations
Net investment incomeE	.377	.045
Net realized and unrealized gain (loss)	.173	.144
Total from investment operations	.550	.189
Distributions from net investment income	(.360)	(.039)
Distributions from net realized gain	(.090)	-
Total distributions	(.450)	(.039)
Net asset value, end of period	$ 10.56	$ 10.46
Total ReturnB,C,D	5.33%	1.84%
Ratios to Average Net AssetsG
Expenses before expense reductions	1.13%	.96%A
Expenses net of voluntary waivers, if any	.90%	.90%A
Expenses net of all reductions	.90%	.90%A
Net investment income	3.59%	3.41%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,739	$ 102
Portfolio turnover rate	193%	251%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period June 16, 2004 (commencement of sale of shares) to July 31, 2004.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2005	2004F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.46	$ 10.31
Income from Investment Operations
Net investment incomeE	.309	.036
Net realized and unrealized gain (loss)	.182	.145
Total from investment operations	.491	.181
Distributions from net investment income	(.291)	(.031)
Distributions from net realized gain	(.090)	-
Total distributions	(.381)	(.031)
Net asset value, end of period	$ 10.57	$ 10.46
Total ReturnB,C,D	4.74%	1.76%
Ratios to Average Net AssetsG
Expenses before expense reductions	1.75%	1.62%A
Expenses net of voluntary waivers, if any	1.55%	1.55%A
Expenses net of all reductions	1.55%	1.55%A
Net investment income	2.94%	2.76%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,029	$ 104
Portfolio turnover rate	193%	251%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period June 16, 2004 (commencement of sale of shares) to July 31, 2004.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2005	2004F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.46	$ 10.31
Income from Investment Operations
Net investment incomeE	.299	.035
Net realized and unrealized gain (loss)	.181	.145
Total from investment operations	.480	.180
Distributions from net investment income	(.280)	(.030)
Distributions from net realized gain	(.090)	-
Total distributions	(.370)	(.030)
Net asset value, end of period	$ 10.57	$ 10.46
Total ReturnB,C,D	4.63%	1.74%
Ratios to Average Net AssetsG
Expenses before expense reductions	1.74%	1.74%A
Expenses net of voluntary waivers, if any	1.65%	1.65%A
Expenses net of all reductions	1.65%	1.65%A
Net investment income	2.84%	2.66%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 677	$ 142
Portfolio turnover rate	193%	251%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period June 16, 2004 (commencement of sale of shares) to July 31, 2004.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Total Bond

Years ended July 31,	2005	2004	2003E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.46	$ 10.28	$ 10.00
Income from Investment Operations
Net investment incomeD	.411	.340	.232
Net realized and unrealized gain (loss)	.182	.237	.269
Total from investment operations	.593	.577	.501
Distributions from net investment income	(.393)	(.337)	(.221)
Distributions from net realized gain	(.090)	(.060)	-
Total distributions	(.483)	(.397)	(.221)
Net asset value, end of period	$ 10.57	$ 10.46	$ 10.28
Total ReturnB,C	5.75%	5.68%	5.01%
Ratios to Average Net AssetsF
Expenses before expense reductions	.64%	.75%	1.01%A
Expenses net of voluntary waivers, if any	.61%	.65%	.65%A
Expenses net of all reductions	.61%	.65%	.65%A
Net investment income	3.87%	3.25%	2.83%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 420,225	$ 373,699	$ 80,816
Portfolio turnover rate	193%	251%	423%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period October 15, 2002 (commencement of operations) to July 31, 2003.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2005	2004E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.46	$ 10.31
Income from Investment Operations
Net investment incomeD	.410	.048
Net realized and unrealized gain (loss)	.182	.145
Total from investment operations	.592	.193
Distributions from net investment income	(.392)	(.043)
Distributions from net realized gain	(.090)	-
Total distributions	(.482)	(.043)
Net asset value, end of period	$ 10.57	$ 10.46
Total ReturnB,C	5.74%	1.87%
Ratios to Average Net AssetsF
Expenses before expense reductions	.62%	.71%A
Expenses net of voluntary waivers, if any	.62%	.65%A
Expenses net of all reductions	.61%	.65%A
Net investment income	3.87%	3.66%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 114	$ 102
Portfolio turnover rate	193%	251%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period June 16, 2004 (commencement of sale of shares) to July 31, 2004.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2005

1. Significant Accounting Policies.

Fidelity Total Bond Fund (the fund) is a non-diversified fund of Fidelity Income Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, Total Bond (the original class), and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds) and fixed-income Central Investment Portfolios (CIPs), collectively referred to as Central Funds, which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund, which are also consistently followed by the Central Funds:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by

Annual Report

1. Significant Accounting Policies - continued

Security Valuation - continued

another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies, including Central Funds, are valued at their net asset value each business day.

Investment Transactions and Income. Security transactions, including the fund's investment activity in the Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income, including distributions from the Central Funds, is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to short-term capital gains, prior period premium and discount on debt securities, market discount, financing transactions and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 4,501,366
Unrealized depreciation	(3,549,084)
Net unrealized appreciation (depreciation)	952,282
Undistributed ordinary income	1,565,014
Undistributed long-term capital gain	634,305

Cost for federal income tax purposes	$ 468,403,626

The tax character of distributions paid was as follows:

	July 31, 2005	July 31, 2004
Ordinary Income	$ 16,942,281	$ 9,106,674
Long-term Capital Gains	342,380	-
Total	$ 17,284,661	$ 9,106,674

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Annual Report

2. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Swap Agreements. The fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Interest rate swaps are agreements to exchange cash flows periodically based on a notional principal amount, for example, the exchange of fixed rate interest payments for floating rate interest payments. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates could adversely impact a fund.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Swap Agreements - continued

Total return swaps are agreements to exchange the return generated by one instrument or index for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, a fund will receive a payment from the counterparty. To the extent it is less, a fund will make a payment to the counterparty. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. The fund may enter into credit default swaps in which either it or its counterparty act as guarantors. By acting as the guarantor of a swap, a fund assumes the market and credit risk of the underlying instrument including liquidity and loss of value. Periodic payments and premiums received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with a fund's custodian in compliance with swap contracts. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the fund's Schedule of Investments under the caption "Swap Agreements."

Mortgage Dollar Rolls. To earn additional income, the fund may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities ("mortgage dollar rolls") or the purchase and simultaneous agreement to sell similar securities ("reverse mortgage dollar rolls"). The securities traded are mortgage securities and bear the same interest rate but may be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may

Annual Report

2. Operating Policies - continued

Mortgage Dollar Rolls - continued

enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $104,158,635 and $90,216,988, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets (effective June 1, 2005, the fund's management contract was amended, reducing the individual fund fee rate to .20% of average net assets) and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .41% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.15%	$ 1,883	$ 146
Class T	0%	.25%	6,580	3,420
Class B	.65%	.25%	8,844	6,641
Class C	.75%	.25%	4,061	2,940
			$ 21,368	$ 13,147

FDC receives a front-end sales charge of up to 4.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 2,763
Class T	768
Class B*	2,261
Class C*	40
$ 5,832

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund, except for Total Bond. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Total Bond shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

Under an amended contract effective June 1, 2005, transfer agent fees for the Total Bond class consist of an asset based fee and were reduced to a rate of .10% of average net assets. The account fees were eliminated. For the period the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 4,554.36
Class T	11,173.43
Class B	3,849.39
Class C	1,101.27
Total Bond	584,567.15
Institutional Class	141.13
	$ 605,385

Accounting Fees. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month. Effective June 1, 2005, FMR pays these fees.

Fundwide Operations Fee. Pursuant to a new Fundwide Operations and Expense Agreement (FWOE) effective on June 1, 2005, FMR has agreed to provide for fund level expenses (which do not include transfer agent, Rule 12b-1 fees, the compensation of the independent trustees or other extraordinary expenses) in return for a FWOE fee equal to .35% less the total amount of the management fee. The FWOE paid by the fund is reduced by an amount equal to the fees and expenses paid to the independent trustees. For the period, the FWOE fee was equivalent to .005% of average net assets.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM) an affiliate of FMR.

The fund may also invest in CIPs managed by FIMM. The Ultra-Short Central Fund seeks to obtain a high level of current income consistent with preservation of capital by investing in U.S. dollar-denominated money market and investment grade debt securities and repurchase agreements.

The fund's Schedule of Investments lists the CIP as an investment of the fund but does not include the underlying holdings of the CIP. Based on its investment objectives, the CIP may invest or participate in various investment vehicles or strategies such as delayed delivery and when-issued securities, derivatives, financing transactions and restricted

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Affilliated Central Funds - continued

securities. These strategies are consistent with the investment objectives of the fund and may involve certain economic risks, including the risk that a counterparty to one or more of these transactions may be unable or unwilling to comply with the terms of the governing agreement. This may result in a decline in value of the CIP and the fund.

A complete list of holdings for the CIP is available at the end of this report. In addition, a copy of the CIP's financial statements is available on the EDGAR Database on the SEC's website www.sec.gov, or at the Commission's public reference room in Washington, DC.

The Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $1,272,185 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class A	.80%	$ 2,017
Class T	.90%	5,981
Class B	1.55%	1,959
Class C	1.65%	357
Total Bond	.65%*	102,259
Institutional Class	.65%	-
		$ 112,573

* Effective June 1, 2005 the expense limitation was eliminated for Total Bond.

Annual Report

6. Expense Reductions - continued

In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $7,019.

7. Other.

The fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended July 31,
	2005	2004A
From net investment income
Class A	$ 44,038	$ 394
Class T	89,638	382
Class B	27,061	301
Class C	10,692	386
Total Bond	14,046,106	8,643,095
Institutional Class	3,948	413
Total	$ 14,221,483	$ 8,644,971
From net realized gain
Class A	$ 1,823	$ -
Class T	2,706	-
Class B	2,453	-
Class C	2,151	-
Total Bond	3,053,158	461,703
Institutional Class	887	-
Total	$ 3,063,178	$ 461,703

A Distributions for Class A, Class T, Class B, Class C, and Institutional Class are for the period June 16, 2004 (commencement of sale of shares) to July 31, 2004.

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares Years ended July 31,		Dollars Years ended July 31,
	2005	2004A	2005	2004A
Class A
Shares sold	284,201	9,699	$ 3,006,382	$ 100,000
Reinvestment of distributions	4,224	38	44,746	394
Shares redeemed	(16,733)	-	(177,183)	-
Net increase (decrease)	271,692	9,737	$ 2,873,945	$ 100,394
Class T
Shares sold	640,420	9,699	$ 6,767,881	$ 100,000
Reinvestment of distributions	8,561	37	90,624	382
Shares redeemed	(115,159)	-	(1,215,824)	-
Net increase (decrease)	533,822	9,736	$ 5,642,681	$ 100,382
Class B
Shares sold	198,926	9,950	$ 2,105,652	$ 102,625
Reinvestment of distributions	2,416	29	25,606	301
Shares redeemed	(19,350)	-	(204,667)	-
Net increase (decrease)	181,992	9,979	$ 1,926,591	$ 102,926
Class C
Shares sold	64,313	13,566	$ 682,289	$ 140,062
Reinvestment of distributions	1,008	37	10,695	386
Shares redeemed	(14,837)	-	(156,875)	-
Net increase (decrease)	50,484	13,603	$ 536,109	$ 140,448
Total Bond
Shares sold	15,519,844	34,227,901	$ 164,657,854	$ 358,024,636
Reinvestment of distributions	1,546,242	845,761	16,406,907	8,865,286
Shares redeemed	(13,038,155)	(7,201,869)	(138,400,918)	(75,309,262)
Net increase (decrease)	4,027,931	27,871,793	$ 42,663,843	$ 291,580,660
Institutional Class
Shares sold	615	9,699	$ 6,559	$ 100,000
Reinvestment of distributions	453	40	4,801	413
Shares redeemed	(7)	-	(75)	-
Net increase (decrease)	1,061	9,739	$ 11,285	$ 100,413

A Share transactions for Class A, Class T, Class B, Class C, and Institutional Class are for the period June 16, 2004 (commencement of sale of shares) to July 31, 2004.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Income Fund and the Shareholders of Fidelity Total Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Total Bond Fund (a fund of Fidelity Income Fund) at July 31, 2005 and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Total Bond Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 13, 2005

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 320 funds advised by FMR or an affiliate. Mr. McCoy oversees 322 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 311 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (75)**

Year of Election or Appointment:1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc.

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Ms. Johnson serves as President of Fidelity Employer Services Company (FESCO) (2005-present). She is President and a Director of Fidelity Investments Money Management, Inc. (2001-present), FMR Co., Inc. (2001-present), and a Director of FMR Corp. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of the fund (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Co. (1998-2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003-present) and Chief Operating Officer (2002-present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005-present).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the Independent Trustees (2005-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000-present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the Independent Trustees (2001-present). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000-present) and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005-present) or Member of the Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005

Member of the Advisory Board of Fidelity Income Fund. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Income Fund. Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

David L. Murphy (57)

Year of Election or Appointment: 2005

Vice President of the fund. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002-present), certain Asset Allocation Funds (2003-present), Fidelity's Investment Grade-Bond Funds (2005-present), and Fidelity's Balanced Funds (2005-present). He serves as Senior Vice President (2000-present) and Head (2004-present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of FIMM (2003-present) and a Vice President of FMR (2000-present). Previously, Mr. Murphy served as Money Market Group Leader (2002-2004), Bond Group Leader (2000-2002), and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002). Mr. Murphy joined Fidelity Investments in 1989 as a portfolio manager in the Bond Group.

Thomas J. Silvia (44)

Year of Election or Appointment: 2005

Vice President of the fund. Mr. Silvia also serves as Vice President of Fidelity's Bond Funds (2005-present) and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed-Income Division (2005-present). Previously, Mr. Silvia served as Director of Fidelity's Taxable Bond portfolio managers (2002-2004) and a portfolio manager in the Bond Group (1997-2004).

Walter C. Donovan (43)

Year of Election or Appointment: 2005

Vice President of the fund. Mr. Donovan also serves as Vice President of Fidelity's High Income Funds (2005-present), Fidelity's Fixed-Income Funds (2005-present), certain Asset Allocation Funds (2005-present), and certain Balanced Funds (2005-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMRC (2005-present). Previously, Mr. Donovan served as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Ford E. O'Neil (43)
Year of Election or Appointment: 2005 Vice President of the fund. Mr. O'Neil also serves as Vice President of other funds advised by FMR.
Eric D. Roiter (56)

Year of Election or Appointment: 2002

Secretary of the fund. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (45)

Year of Election or Appointment: 2003

Assistant Secretary of the fund. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of the fund. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

Year of Election or Appointment: 2002

Chief Financial Officer of the fund. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002-present) and President of Fidelity Investment Operations (2005-present) which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he served as President (1998-2005). Mr. Hayes serves as President of Fidelity Service Company (2003-present) where he also serves as a Director. Mr. Hayes also served as President of Fidelity Investments Operations Group (FIOG, 2002-2005).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of the fund. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of the fund. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (35)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (58)
Year of Election or Appointment: 2002 Assistant Treasurer of the fund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (51)
Year of Election or Appointment: 2004 Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (50)
Year of Election or Appointment: 2002 Assistant Treasurer of the fund. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (46)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Fidelity Total Bond Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Institutional Class	9/12/05	9/9/05	$.04

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended July 31, 2005, $807,027, or, if subsequently determined to be different, the net capital gain of such year, and for dividends with respect to the taxable year ended July 31, 2004, $169,658, or, if subsequently determined to be different, the excess of: (a) the net capital gain of such year, over (b) amounts previously designated as capital gain dividends with respect to such year.

A total of 15.99% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Total Bond Fund

Each year, typically in June, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Fixed-Income Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its June 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided by Fidelity. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers. The Board also considered the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in June 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using "soft" commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment-grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment-grade taxable bond funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2004, the return of the retail class of the fund, the return of a broad-based securities market index ("benchmark"), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The return of the retail class represents the performance of a class with the lowest 12b-1 fee (not necessarily with the lowest total expenses). (The Advisor classes of the fund, which have higher 12b-1 fees, had less than one year of performance as of December 31, 2004.) The box within the chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. The percentage beaten number noted below the chart corresponds to the percentile box and represents the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the retail class.

Annual Report

The Board noted that the relative investment performance of the retail class of the fund compared favorably to its Lipper peer group for the one-year period. The Board also noted that the relative investment performance of the retail class of the fund compared favorably to its benchmark for the one-year period.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 22% would mean that 78% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile ("quadrant") in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

Furthermore, the Board considered that, on May 19, 2005, after the periods shown in the chart above, it had approved an amendment (effective June 1, 2005) to the fund's management contract that lowered the fund's individual fund fee rate from 30 basis points to 20 basis points. The Board considered that, if the lower individual fund fee rate had been in effect in 2004, it would have reduced the fund's management fee rate from 43 basis points to 33 basis points.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

Annual Report

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each class's total expenses ranked below its competitive median for 2004. The Board considered that if the lower individual fund fee rate had been in effect in 2004, it would have reduced each class's total expenses by 10 basis points.

The Board also considered that on May 19, 2005, it had approved changes (effective June 1, 2005) in the contractual arrangements for the fund that (i) have the effect of setting the total "fund-level" expenses (including, among certain other expenses, the management fee) for each class at 35 basis points, (ii) lower and limit the "class-level" transfer agent fee for Fidelity Total Bond Fund (retail class) to 10 basis points, and (iii) limit the total expenses for Fidelity Total Bond Fund (retail class) to 45 basis points. These new contractual arrangements may not be increased without Board approval. The fund's Advisor classes continue to be subject to different class-level expenses (transfer agent fees and 12b-1 fees).

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board noted that because the new contractual arrangements set the total fund-level expenses for each class at 35 basis points, increases or decreases in the management fee due to changes in the group fee rate will not impact total expenses. However, the Board realized that the 35 basis point fee rate was below the lowest management fee available under the old contractual arrangements. The maximum benefit that a decrease in the group fee rate could provide the fund would be a reduction in the management fee to approximately 39 basis points (compared to total fund-level expenses of 35 basis points under the new contractual arrangements).

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that each class's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including (Advisor classes only) reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases. The Board also noted that the reduction in the fund's management fee rate from 43 basis points to 33 basis points and the reduction in each class's total expenses by 10 basis points would deliver significant economies to fund shareholders. The Board concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Annual Report

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) Fidelity's fund profitability methodology, including additional detail on various cost allocations; (ii) fall-out benefits to Fidelity; and (iii) compensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund's existing Advisory Contracts should be renewed.

Annual Report

The following is a complete listing of investments for Fidelity's fixed-income central fund as of July 31, 2005 which
is a direct or indirect investment of Fidelity Total Bond Fund.
These underlying holdings of the Fidelity fixed-income central fund are not included in the Schedule of Investments as
part of the Financial Statements.

Annual Report

Fidelity Ultra-Short Central Fund

Investments July 31, 2005 (Unaudited)

Showing Percentage of Net Assets

Nonconvertible Bonds - 3.8%
	Principal Amount	Value
CONSUMER DISCRETIONARY - 1.0%
Auto Components - 0.3%
DaimlerChrysler NA Holding Corp.:
3.8594% 9/10/07 (f)	$ 16,665,000	$ 16,698,830
3.8938% 5/24/06 (f)	4,700,000	4,713,691
		21,412,521
Media - 0.7%
Continental Cablevision, Inc. 8.3% 5/15/06	8,000,000	8,248,640
Cox Communications, Inc. (Reg. S) 3.95% 12/14/07 (f)	12,140,000	12,202,691
Liberty Media Corp. 4.91% 9/17/06 (f)	16,694,000	16,786,986
Univision Communications, Inc. 2.875% 10/15/06	8,505,000	8,315,339
		45,553,656
TOTAL CONSUMER DISCRETIONARY		66,966,177
ENERGY - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Valero Energy Corp. 7.375% 3/15/06	11,550,000	11,735,435
FINANCIALS - 1.0%
Capital Markets - 0.1%
State Street Capital Trust II 3.7681% 2/15/08 (f)	10,000,000	10,002,260
Commercial Banks - 0.3%
Wells Fargo & Co. 3.4194% 3/10/08 (f)	16,600,000	16,599,452
Consumer Finance - 0.2%
General Motors Acceptance Corp. 4.87% 10/20/05 (f)	14,765,000	14,786,188
Thrifts & Mortgage Finance - 0.4%
Countrywide Financial Corp. 3.71% 4/11/07 (f)	11,025,000	11,032,034
Residential Capital Corp. 4.835% 6/29/07 (c)(f)	14,150,000	14,164,716
		25,196,750
TOTAL FINANCIALS		66,584,650
TELECOMMUNICATION SERVICES - 1.3%
Diversified Telecommunication Services - 1.2%
British Telecommunications PLC 7.875% 12/15/05	18,145,000	18,397,070
France Telecom SA 7.45% 3/1/06 (a)	5,600,000	5,699,484
GTE Corp. 6.36% 4/15/06	9,000,000	9,126,405
SBC Communications, Inc. 4.389% 6/5/06 (c)	15,315,000	15,319,595
Sprint Capital Corp. 4.78% 8/17/06	6,000,000	6,020,550
Telefonica Europe BV 7.35% 9/15/05	4,500,000	4,517,537
Nonconvertible Bonds - continued
	Principal Amount	Value
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Telefonos de Mexico SA de CV 4.5% 11/19/08	$ 10,240,000	$ 10,092,268
TELUS Corp. yankee 7.5% 6/1/07	6,500,000	6,835,569
		76,008,478
Wireless Telecommunication Services - 0.1%
AT&T Wireless Services, Inc. 7.35% 3/1/06	5,500,000	5,596,976
TOTAL TELECOMMUNICATION SERVICES		81,605,454
UTILITIES - 0.3%
Electric Utilities - 0.2%
Pinnacle West Energy Corp. 4.0044% 4/1/07 (c)(f)	12,800,000	12,800,794
Gas Utilities - 0.1%
NiSource Finance Corp. 7.625% 11/15/05	9,250,000	9,342,213
TOTAL UTILITIES		22,143,007
TOTAL NONCONVERTIBLE BONDS (Cost $249,397,779)		249,034,723
U.S. Government Agency Obligations - 0.0%

Fannie Mae 0% 9/28/05 (e) (Cost $994,579)	1,000,000	994,635
Asset-Backed Securities - 35.2%

Accredited Mortgage Loan Trust:
Series 2004-2 Class A2, 3.76% 7/25/34 (f)	7,964,683	7,978,722
Series 2004-3 Class 2A4, 3.81% 10/25/34 (f)	10,915,000	10,946,584
Series 2004-4 Class A2D, 3.81% 1/25/35 (f)	3,579,364	3,588,366
Series 2005-1:
Class M1, 3.93% 4/25/35 (f)	11,280,000	11,251,882
Class M2, 4.15% 4/25/35 (f)	5,275,000	5,276,901
ACE Securities Corp.:
Series 2002-HE1 Class M1, 4.11% 6/25/32 (f)	1,308,761	1,318,432
Series 2002-HE2 Class M1, 4.31% 8/25/32 (f)	18,631,213	18,704,611
Series 2003-FM1 Class M2, 5.31% 11/25/32 (f)	3,015,000	3,050,466
Series 2003-HS1:
Class M1, 4.21% 6/25/33 (f)	800,000	803,485
Class M2, 5.21% 6/25/33 (f)	856,000	871,093
Asset-Backed Securities - continued
	Principal Amount	Value
ACE Securities Corp.: - continued
Series 2003-NC1 Class M1, 4.24% 7/25/33 (f)	$ 1,600,000	$ 1,611,660
Series 2004-HE1:
Class M1, 3.96% 2/25/34 (f)	2,193,000	2,193,772
Class M2, 4.56% 2/25/34 (f)	2,475,000	2,476,241
Series 2004-OP1:
Class M1, 3.98% 4/25/34 (f)	4,420,000	4,424,344
Class M2, 4.51% 4/25/34 (f)	6,240,000	6,251,080
Series 2005-HE2:
Class M1, 3.9% 4/25/35 (f)	1,530,000	1,527,965
Class M2, 3.91% 4/25/35 (f)	1,803,000	1,796,836
Class M3, 3.94% 4/25/35 (f)	1,040,000	1,038,647
Class M4, 4.1% 4/25/35 (f)	1,340,000	1,338,268
Series 2005-HE3:
Class A2A, 3.56% 5/25/35 (f)	8,063,511	8,063,822
Class A2B, 3.67% 5/25/35 (f)	4,370,000	4,366,352
Series 2005-SD1 Class A1, 3.86% 11/25/50 (f)	2,563,309	2,566,464
Aesop Funding II LLC Series 2005-1A Class A2, 3.49% 4/20/09 (c)(f)	8,800,000	8,765,680
American Express Credit Account Master Trust:
Series 2002-6 Class B, 3.8381% 3/15/10 (f)	5,000,000	5,030,751
Series 2004-1 Class B, 3.6381% 9/15/11 (f)	5,775,000	5,797,723
Series 2004-C Class C, 3.8881% 2/15/12 (c)(f)	17,323,520	17,374,643
Series 2005-1 Class A, 3.4181% 10/15/12 (f)	15,455,000	15,481,600
AmeriCredit Automobile Receivables Trust:
Series 2002-EM Class A4A, 3.67% 6/8/09	25,000,000	24,899,223
Series 2003-AM:
Class A3B, 3.71% 6/6/07 (f)	685,806	685,879
Class A4B, 3.81% 11/6/09 (f)	12,400,000	12,441,657
Series 2003-BX Class A4B, 3.72% 1/6/10 (f)	3,265,000	3,275,694
Series 2003-CF Class A3, 2.75% 10/9/07	12,249,371	12,210,791
Series 2005-1 Class C, 4.73% 7/6/10	15,500,000	15,451,950
Ameriquest Mortgage Securities, Inc.:
Series 2002-3 Class M1, 4.16% 8/25/32 (f)	5,000,000	5,028,248
Series 2003-1:
Class A2, 3.87% 2/25/33 (f)	465,695	465,917
Class M1, 4.36% 2/25/33 (f)	6,150,000	6,197,846
Series 2003-3:
Class M1, 4.26% 3/25/33 (f)	1,590,000	1,603,481
Class S, 5% 9/25/05 (g)	4,457,447	17,215
Series 2003-6:
Class M1, 4.22% 8/25/33 (f)	7,560,000	7,611,224
Asset-Backed Securities - continued
	Principal Amount	Value
Ameriquest Mortgage Securities, Inc.: - continued
Series 2003-6:
Class M2, 5.31% 5/25/33 (f)	$ 2,750,000	$ 2,808,476
Series 2003-AR1 Class M1, 4.61% 1/25/33 (f)	7,000,000	7,072,631
Series 2004-R2:
Class M1, 3.89% 4/25/34 (f)	1,230,000	1,229,949
Class M2, 3.94% 4/25/34 (f)	950,000	949,960
Class M3, 4.01% 4/25/34 (f)	3,500,000	3,499,854
Class M4, 4.51% 4/25/34 (f)	4,500,000	4,499,807
Series 2004-R9 Class A3, 3.78% 10/25/34 (f)	9,340,000	9,359,871
Series 2005-R1:
Class M1, 3.91% 3/25/35 (f)	5,710,000	5,691,308
Class M2, 3.94% 3/25/35 (f)	1,925,000	1,918,868
Series 2005-R2 Class M1, 3.91% 4/25/35 (f)	12,500,000	12,482,516
Amortizing Residential Collateral Trust:
Series 2002-BC3 Class A, 3.79% 6/25/32 (f)	2,411,175	2,418,495
Series 2002-BC6 Class M1, 4.21% 8/25/32 (f)	24,900,000	25,116,817
Series 2002-BC7:
Class M1, 4.1144% 10/25/32 (f)	10,000,000	10,075,000
Class M2, 4.36% 10/25/32 (f)	5,575,000	5,612,067
Series 2003-BC1 Class M2, 4.56% 1/25/32 (f)	758,836	762,333
ARG Funding Corp.:
Series 2005-1A Class A2, 3.53% 4/20/09 (c)(f)	11,000,000	10,975,938
Series 2005-2A Class A2, 3.54% 5/20/09 (c)(f)	5,200,000	5,190,453
Argent Securities, Inc.:
Series 2003-W3 Class M2, 5.26% 9/25/33 (f)	20,000,000	20,599,990
Series 2003-W7 Class A2, 3.85% 3/1/34 (f)	4,505,856	4,515,756
Series 2004-W5 Class M1, 4.06% 4/25/34 (f)	3,960,000	3,964,768
Series 2004-W7:
Class M1, 4.01% 5/25/34 (f)	4,085,000	4,084,827
Class M2, 4.06% 5/25/34 (f)	3,320,000	3,319,860
Asset Backed Securities Corp. Home Equity Loan Trust:
Series 2003-HE2:
Class A2, 3.7681% 4/15/33 (f)	1,158,706	1,159,186
Class M1, 4.2881% 4/15/33 (f)	11,365,000	11,429,103
Series 2003-HE3:
Class M1, 4.2181% 6/15/33 (f)	2,185,000	2,198,827
Class M2, 5.3881% 6/15/33 (f)	10,000,000	10,182,465
Series 2003-HE4 Class M2, 5.3881% 8/15/33 (f)	5,695,000	5,798,650
Series 2003-HE5 Class A2A, 3.7481% 8/15/33 (f)	1,380,797	1,381,390
Series 2003-HE6 Class M1, 4.11% 11/25/33 (f)	3,475,000	3,490,373
Series 2004-HE2 Class M1, 4.01% 4/25/34 (f)	6,060,000	6,070,769
Series 2004-HE3:
Class M1, 4% 6/25/34 (f)	1,450,000	1,454,353
Asset-Backed Securities - continued
	Principal Amount	Value
Asset Backed Securities Corp. Home Equity Loan Trust: - continued
Series 2004-HE3:
Class M2, 4.58% 6/25/34 (f)	$ 3,350,000	$ 3,386,297
Series 2004-HE6 Class A2, 3.82% 6/25/34 (f)	17,398,791	17,435,568
Series 2005-HE2:
Class M1, 3.91% 3/25/35 (f)	8,250,000	8,235,989
Class M2, 3.96% 3/25/35 (f)	2,065,000	2,065,671
Series 2005-HE6 Class A2B, 3.76% 8/25/35 (d)(f)	10,000,000	10,000,000
Bank One Issuance Trust:
Series 2002-B1 Class B1, 3.7681% 12/15/09 (f)	20,655,000	20,741,067
Series 2002-B2 Class B2, 3.7281% 5/15/08 (f)	15,000,000	15,001,929
Series 2002-B3 Class B, 3.7481% 8/15/08 (f)	14,500,000	14,505,871
Series 2002-C1 Class C1, 4.3481% 12/15/09 (f)	7,980,000	8,065,464
Series 2002-C2 Class C2, 4.3781% 5/15/08 (f)	35,785,000	35,817,626
Bayview Financial Acquisition Trust Series 2004-C Class A1, 3.9013% 5/28/44 (f)	8,416,440	8,415,509
Bayview Financial Asset Trust Series 2000-F Class A, 3.9813% 9/28/43 (f)	9,618,786	9,632,318
Bayview Financial Mortgage Loan Trust Series 2004-A Class A, 3.9313% 2/28/44 (f)	5,760,012	5,771,599
Bear Stearns Asset Backed Securities I:
Series 2005-HE2:
Class M1, 3.96% 2/25/35 (f)	6,655,000	6,639,262
Class M2, 4.21% 2/25/35 (f)	2,430,000	2,432,538
Series 2005-HE5 Class 1A1, 3.4244% 6/25/35 (f)	10,884,395	10,884,395
Capital Auto Receivables Asset Trust:
Series 2002-5 Class B, 2.8% 4/15/08	2,894,887	2,868,235
Series 2003-1 Class B, 3.8581% 6/15/10 (c)(f)	5,781,229	5,797,579
Series 2003-2 Class B, 3.6681% 1/15/09 (f)	2,741,542	2,746,505
Series 2005-1 Class B, 3.7631% 6/15/10 (f)	5,725,000	5,730,367
Capital One Auto Finance Trust:
Series 2003-A Class A4B, 3.6681% 1/15/10 (f)	9,630,000	9,654,568
Series 2004-B Class A4, 3.4981% 8/15/11 (f)	16,300,000	16,303,123
Capital One Master Trust:
Series 1999-3 Class B, 3.8681% 9/15/09 (f)	5,000,000	5,004,082
Series 2001-1 Class B, 3.8981% 12/15/10 (f)	19,500,000	19,638,608
Series 2001-8A Class B, 3.9381% 8/17/09 (f)	9,585,000	9,634,206
Series 2002-4A Class B, 3.8881% 3/15/10 (f)	6,000,000	6,028,221
Capital One Multi-Asset Execution Trust:
Series 2002-B1 Class B1, 4.0681% 7/15/08 (f)	17,705,000	17,711,976
Series 2003-B1 Class B1, 4.5581% 2/17/09 (f)	15,470,000	15,566,773
Capital Trust Ltd. Series 2004-1:
Class A2, 3.88% 7/20/39 (c)(f)	2,968,000	2,968,000
Asset-Backed Securities - continued
	Principal Amount	Value
Capital Trust Ltd. Series 2004-1: - continued
Class B, 4.18% 7/20/39 (c)(f)	$ 1,550,000	$ 1,550,000
Class C, 4.53% 7/20/39 (c)(f)	1,994,000	1,994,000
CDC Mortgage Capital Trust:
Series 2001-HE1 Class M1, 4.49% 1/25/32 (f)	4,244,221	4,254,278
Series 2002-HE2 Class M1, 4.16% 1/25/33 (f)	9,278,431	9,309,123
Series 2002-HE3:
Class M1, 4.56% 3/25/33 (f)	21,339,884	21,627,815
Class M2, 5.71% 3/25/33 (f)	9,968,976	10,143,974
Series 2003-HE1:
Class M1, 4.36% 8/25/33 (f)	1,989,998	1,997,574
Class M2, 5.41% 8/25/33 (f)	4,369,996	4,422,084
Series 2003-HE2 Class A, 3.81% 10/25/33 (f)	1,634,377	1,635,405
Series 2003-HE3:
Class M1, 4.16% 11/25/33 (f)	2,254,989	2,271,960
Class M2, 5.21% 11/25/33 (f)	1,719,992	1,753,552
Series 2004-HE2 Class M2, 4.66% 7/26/34 (f)	2,345,000	2,365,939
Chase Credit Card Owner Trust:
Series 2001-6 Class B, 3.8681% 3/16/09 (f)	1,305,000	1,311,169
Series 2002-6 Class B, 3.7381% 1/15/08 (f)	11,850,000	11,852,472
Series 2004-1 Class B, 3.5881% 5/15/09 (f)	4,105,000	4,104,204
Citibank Credit Card Issuance Trust:
Series 2000-C2 Class C2, 4.2488% 10/15/07 (f)	17,500,000	17,511,349
Series 2001-B2 Class B2, 3.8494% 12/10/08 (f)	11,945,000	11,995,341
Series 2002-B1 Class B1, 3.8% 6/25/09 (f)	9,010,000	9,038,878
Series 2002-C1 Class C1, 4.2185% 2/9/09 (f)	17,500,000	17,686,918
Series 2003-B1 Class B1, 3.66% 3/7/08 (f)	25,000,000	25,022,693
Series 2003-C1 Class C1, 4.65% 4/7/10 (f)	17,785,000	18,152,159
Citigroup Mortgage Loan Trust Series 2003-HE4 Class A, 3.87% 12/25/33 (c)(f)	7,985,107	7,985,935
CNH Wholesale Master Note Trust Series 2005-1:
Class A, 3.43% 6/15/11 (f)	18,000,000	18,000,000
Class B, 3.72% 6/15/11 (f)	2,280,000	2,280,000
Countrywide Home Loans, Inc.:
Series 2002-6 Class AV1, 3.89% 5/25/33 (f)	1,499,863	1,503,470
Series 2003-BC1 Class M2, 5.46% 9/25/32 (f)	11,065,000	11,199,451
Series 2003-SD3 Class A1, 3.88% 12/25/32 (c)(f)	927,188	931,926
Series 2004-2 Class M1, 3.96% 5/25/34 (f)	5,200,000	5,206,719
Series 2004-3:
Class 3A4, 3.71% 8/25/34 (f)	530,752	528,596
Class M1, 3.96% 6/25/34 (f)	1,475,000	1,476,356
Series 2004-4:
Class A, 3.83% 8/25/34 (f)	2,524,088	2,526,278
Asset-Backed Securities - continued
	Principal Amount	Value
Countrywide Home Loans, Inc.: - continued
Series 2004-4:
Class M1, 3.94% 7/25/34 (f)	$ 3,650,000	$ 3,653,189
Class M2, 3.99% 6/25/34 (f)	4,395,000	4,398,536
Series 2005-1:
Class 1AV2, 3.66% 7/25/35 (f)	8,780,000	8,775,114
Class M1, 3.88% 8/25/35 (f)	19,600,000	19,563,654
Class MV1, 3.86% 7/25/35 (f)	3,135,000	3,130,219
Class MV2, 3.9% 7/25/35 (f)	3,765,000	3,754,147
Class MV3, 3.94% 7/25/35 (f)	1,560,000	1,557,748
Series 2005-3 Class MV1, 3.88% 8/25/35 (f)	11,125,000	11,103,934
Series 2005-AB1 Class A2, 3.67% 8/25/35 (f)	17,520,000	17,514,797
Series 2005-IM1 Class A1, 3.56% 8/25/34 (d)(f)	17,915,000	17,915,000
CS First Boston Mortgage Securities Corp.:
Series 2003-8 Class A2, 3.85% 4/25/34 (f)	2,663,075	2,674,762
Series 2004-FRE1:
Class A2, 3.81% 4/25/34 (f)	2,689,397	2,689,291
Class M3, 4.11% 4/25/34 (f)	5,885,000	5,884,751
Discover Card Master Trust I Series 2003-4 Class B1, 3.7181% 5/16/11 (f)	8,155,000	8,196,815
Fannie Mae guaranteed REMIC pass thru certificates Series 2004-T5 Class AB3, 3.8305% 5/28/35 (f)	6,957,460	6,959,877
Fieldstone Mortgage Investment Corp.:
Series 2003-1:
Class M1, 4.14% 11/25/33 (f)	1,300,000	1,308,748
Class M2, 5.21% 11/25/33 (f)	700,000	718,600
Series 2004-1 Class M2, 4.56% 1/25/35 (f)	3,700,000	3,741,581
Series 2004-2 Class M2, 4.61% 7/25/34 (f)	9,890,000	9,889,579
Series 2004-3 Class M5, 4.91% 8/25/34 (f)	2,000,000	2,033,830
Series 2005-2 Class 2A1, 3.5% 7/25/36 (d)(f)	16,935,000	16,935,000
First Franklin Mortgage Loan Asset Backed Certificates:
Series 2005-FF2 Class A2A, 3.55% 3/25/35 (f)	7,354,604	7,354,604
Series 2005-FF2 Class M6, 4.16% 3/25/35 (f)	6,950,000	6,950,000
First Franklin Mortgage Loan Trust Series 2004-FF2:
Class M3, 4.01% 3/25/34 (f)	400,000	400,711
Class M4, 4.36% 3/25/34 (f)	300,000	302,647
First USA Credit Card Master Trust Series 2001-4 Class B, 3.75% 1/12/09 (f)	15,000,000	15,026,199
First USA Secured Note Trust Series 2001-3 Class C, 4.4669% 11/19/08 (c)(f)	11,580,000	11,661,421
Ford Credit Auto Owner Trust Series 2003-B Class B2, 3.8181% 10/15/07 (f)	19,600,000	19,671,950
Asset-Backed Securities - continued
	Principal Amount	Value
Ford Credit Floorplan Master Owner Trust Series 2005-1:
Class A, 3.5381% 5/17/10 (f)	$ 9,590,000	$ 9,589,981
Class B, 3.6563% 5/17/10 (f)	2,625,000	2,624,992
Fremont Home Loan Trust:
Series 2004-1:
Class 1A1, 3.68% 2/25/34 (f)	2,669,337	2,669,232
Class M1, 3.91% 2/25/34 (f)	750,000	749,968
Class M2, 3.96% 2/25/34 (f)	800,000	799,966
Series 2004-C Class 2A2, 4.01% 8/25/34 (f)	10,000,000	10,101,993
Series 2005-2 Class 2A1, 3.5913% 6/25/35 (f)	15,380,000	15,375,194
Series 2005-A:
Class 2A2, 3.7% 2/25/35 (f)	11,850,000	11,865,657
Class M1, 3.89% 1/25/35 (f)	1,603,000	1,599,854
Class M2, 3.92% 1/25/35 (f)	2,325,000	2,321,531
Class M3, 3.95% 1/25/35 (f)	1,250,000	1,249,947
Class M4, 4.14% 1/25/35 (f)	925,000	927,535
GE Business Loan Trust Series 2003-1 Class A, 3.8181% 4/15/31 (c)(f)	5,499,865	5,531,421
GE Capital Credit Card Master Note Trust Series 2005-2 Class B, 3.5736% 6/15/11 (f)	6,475,000	6,473,058
Gracechurch Card Funding PLC:
Series 5:
Class B, 3.6181% 8/15/08 (f)	1,520,000	1,521,351
Class C, 4.3181% 8/15/08 (f)	5,580,000	5,601,142
Series 6 Class B, 3.5781% 2/17/09 (f)	1,030,000	1,030,901
Series 8 Class C, 3.6721% 6/15/10 (f)	18,450,000	18,450,000
GSAMP Trust:
Series 2002-HE Class M1, 4.68% 11/20/32 (f)	2,882,888	2,928,737
Series 2002-NC1:
Class A2, 3.78% 7/25/32 (f)	54,777	55,099
Class M1, 4.1% 7/25/32 (f)	8,861,000	8,920,491
Series 2003-FM1 Class M1, 4.25% 3/20/33 (f)	15,000,000	15,136,310
Series 2004-FM1:
Class M1, 4.11% 11/25/33 (f)	2,865,000	2,864,879
Class M2, 4.86% 11/25/33 (f)	1,975,000	2,005,597
Series 2004-FM2:
Class M1, 3.96% 1/25/34 (f)	3,500,000	3,499,853
Class M2, 4.56% 1/25/34 (f)	1,500,000	1,499,936
Class M3, 4.76% 1/25/34 (f)	1,500,000	1,499,935
Series 2004-HE1:
Class M1, 4.01% 5/25/34 (f)	4,045,000	4,044,829
Class M2, 4.61% 5/25/34 (f)	1,750,000	1,766,258
Asset-Backed Securities - continued
	Principal Amount	Value
GSAMP Trust: - continued
Series 2005-9 Class 2A1, 3.5287% 8/25/35 (f)	$ 17,530,000	$ 17,530,000
Series 2005-FF2 Class M5, 4.09% 3/25/35 (f)	3,500,000	3,500,000
Series 2005-HE2 Class M, 3.89% 3/25/35 (f)	8,780,000	8,749,867
Series 2005-NC1 Class M1, 3.91% 2/25/35 (f)	9,010,000	8,987,296
Guggenheim Structured Real Estate Funding Ltd. Series 2005-1 Class C, 4.3944% 5/25/30 (c)(f)	14,000,000	13,986,652
HFC Home Equity Loan Asset Backed Certificates Series 2005-2:
Class M1, 3.97% 1/20/34 (f)	3,225,000	3,225,000
Class M2, 4% 1/20/34 (f)	2,415,000	2,415,000
Home Equity Asset Trust:
Series 2002-2 Class M1, 4.26% 6/25/32 (f)	10,000,000	10,017,090
Series 2002-3 Class A5, 3.9% 2/25/33 (f)	854,528	855,194
Series 2002-4 Class A3, 3.94% 3/25/33 (f)	1,237,388	1,238,074
Series 2002-5:
Class A3, 3.98% 5/25/33 (f)	2,866,793	2,872,821
Class M1, 4.66% 5/25/33 (f)	13,800,000	13,966,276
Series 2003-1:
Class A2, 3.93% 6/25/33 (f)	4,229,596	4,233,111
Class M1, 4.46% 6/25/33 (f)	8,335,000	8,375,317
Series 2003-2:
Class A2, 3.84% 8/25/33 (f)	228,269	229,139
Class M1, 4.34% 8/25/33 (f)	2,245,000	2,269,298
Series 2003-3:
Class A2, 3.82% 8/25/33 (f)	1,624,262	1,630,339
Class M1, 4.32% 8/25/33 (f)	8,185,000	8,266,814
Series 2003-4:
Class M1, 4.26% 10/25/33 (f)	3,415,000	3,440,384
Class M2, 5.36% 10/25/33 (f)	4,040,000	4,093,038
Series 2003-5:
Class A2, 3.81% 12/25/33 (f)	5,822,876	5,843,440
Class M1, 4.16% 12/25/33 (f)	3,175,000	3,192,660
Class M2, 5.19% 12/25/33 (f)	1,345,000	1,377,487
Series 2003-7 Class A2, 3.84% 3/25/34 (f)	3,430,379	3,438,503
Series 2004-2 Class A2, 3.75% 7/25/34 (f)	6,172,348	6,172,139
Series 2004-3:
Class M1, 4.03% 8/25/34 (f)	2,015,000	2,019,636
Class M2, 4.66% 8/25/34 (f)	2,200,000	2,237,373
Series 2004-4 Class A2, 3.78% 10/25/34 (f)	8,318,527	8,347,783
Series 2004-6 Class A2, 3.81% 12/25/34 (f)	9,249,309	9,278,715
Series 2004-7 Class A3, 3.85% 1/25/35 (f)	2,916,946	2,929,856
Asset-Backed Securities - continued
	Principal Amount	Value
Home Equity Asset Trust: - continued
Series 2005-1:
Class M1, 3.89% 5/25/35 (f)	$ 9,705,000	$ 9,697,565
Class M2, 3.91% 5/25/35 (f)	5,780,000	5,763,067
Class M3, 3.96% 5/25/35 (f)	5,825,000	5,808,344
Series 2005-2:
Class 2A2, 3.66% 7/25/35 (f)	13,170,000	13,163,182
Class M1, 3.91% 7/25/35 (f)	10,085,000	10,075,362
Series 2005-3 Class M1, 3.87% 8/25/35 (f)	9,450,000	9,434,700
Series 2005-5 Class 2A2, 3.65% 11/25/35 (d)(f)	15,000,000	14,968,605
Household Affinity Credit Card Master Note Trust I Series 2003-3 Class B, 3.6781% 8/15/08 (f)	10,000,000	10,018,071
Household Credit Card Master Trust I Series 2002-1 Class B, 4.0381% 7/15/08 (f)	22,589,000	22,608,682
Household Home Equity Loan Trust:
Series 2002-2 Class A, 3.73% 4/20/32 (f)	3,295,048	3,298,089
Series 2002-3 Class A, 3.88% 7/20/32 (f)	2,678,218	2,681,775
Series 2003-1 Class M, 4.06% 10/20/32 (f)	770,987	771,866
Series 2003-2:
Class A, 3.76% 9/20/33 (f)	2,892,082	2,897,777
Class M, 4.01% 9/20/33 (f)	1,360,000	1,362,941
Series 2004-1 Class M, 3.95% 9/20/33 (f)	2,708,464	2,713,597
Household Mortgage Loan Trust:
Series 2003-HC1 Class M, 4.08% 2/20/33 (f)	1,742,776	1,748,262
Series 2004-HC1:
Class A, 3.78% 2/20/34 (f)	5,083,992	5,096,702
Class M, 3.93% 2/20/34 (f)	3,073,800	3,073,443
Household Private Label Credit Card Master Note Trust I:
Series 2002-1 Class B, 3.9381% 1/18/11 (f)	8,850,000	8,867,619
Series 2002-2:
Class A, 3.5581% 1/18/11 (f)	9,000,000	9,012,218
Class B, 3.9381% 1/18/11 (f)	14,275,000	14,355,952
Series 2002-3 Class B, 4.6381% 9/15/09 (f)	4,150,000	4,159,262
Ikon Receivables Funding LLC Series 2003-1 Class A3A, 3.6213% 12/17/07 (f)	2,781,207	2,781,863
IXIS Real Estate Capital Trust Series 2005-HE1:
Class A1, 3.71% 6/25/35 (f)	11,646,350	11,645,706
Class M1, 3.93% 6/25/35 (f)	4,100,000	4,094,813
Class M2, 3.95% 6/25/35 (f)	2,775,000	2,766,003
Class M3, 3.98% 6/25/35 (f)	1,975,000	1,972,566
Keycorp Student Loan Trust Series 1999-A Class A2, 3.8% 12/27/09 (f)	16,169,548	16,224,493
Asset-Backed Securities - continued
	Principal Amount	Value
Long Beach Mortgage Loan Trust:
Series 2003-2:
Class AV, 3.78% 6/25/33 (f)	$ 253,078	$ 253,185
Class M1, 4.28% 6/25/33 (f)	19,500,000	19,626,153
Series 2003-3 Class M1, 4.21% 7/25/33 (f)	7,770,000	7,824,625
Series 2004-2:
Class M1, 3.99% 6/25/34 (f)	4,275,000	4,285,404
Class M2, 4.54% 6/25/34 (f)	1,400,000	1,416,723
Series 2005-2 Class 2A2, 3.64% 4/25/35 (f)	12,000,000	11,996,998
MASTR Asset Backed Securities Trust:
Series 2003-NC1:
Class M1, 4.19% 4/25/33 (f)	3,500,000	3,519,270
Class M2, 5.31% 4/25/33 (f)	1,500,000	1,534,429
Series 2004-FRE1 Class M1, 4.01% 7/25/34 (f)	5,223,000	5,238,948
MBNA Asset Backed Note Trust Series 2000-K Class C, 4.1881% 3/17/08 (c)(f)	7,250,000	7,258,700
MBNA Credit Card Master Note Trust:
Series 2001-B1 Class B1, 3.7631% 10/15/08 (f)	30,000,000	30,042,072
Series 2001-B2 Class B2, 3.7481% 1/15/09 (f)	30,353,000	30,429,933
Series 2002-B2 Class B2, 3.7681% 10/15/09 (f)	20,000,000	20,086,600
Series 2002-B3 Class B3, 3.7881% 1/15/08 (f)	15,000,000	15,000,470
Series 2002-B4 Class B4, 3.8881% 3/15/10 (f)	14,800,000	14,916,873
Series 2003-B2 Class B2, 3.7781% 10/15/10 (f)	1,530,000	1,545,569
Series 2003-B3 Class B3, 3.7631% 1/18/11 (f)	1,130,000	1,135,362
Series 2003-B5 Class B5, 3.7581% 2/15/11 (f)	705,000	710,447
MBNA Master Credit Card Trust II:
Series 1998-E Class B, 3.9288% 9/15/10 (f)	7,800,000	7,846,570
Series 1998-G Class B, 3.7881% 2/17/09 (f)	20,000,000	20,043,574
Meritage Mortgage Loan Trust Series 2004-1:
Class M1, 3.96% 7/25/34 (f)	2,125,000	2,124,911
Class M2, 4.01% 7/25/34 (f)	375,000	374,985
Class M3, 4.41% 7/25/34 (f)	775,000	774,967
Class M4, 4.56% 7/25/34 (f)	525,000	524,978
Merrill Lynch Mortgage Investors, Inc. Series 2003-HE1 Class M1, 4.16% 7/25/34 (f)	2,321,000	2,330,928
Morgan Stanley ABS Capital I, Inc.:
Series 2002-NC6 Class M2, 5.56% 11/25/32 (f)	2,370,000	2,441,680
Series 2003-NC5 Class M2, 5.46% 4/25/33 (f)	2,800,000	2,834,138
Series 2003-NC6 Class M2, 5.41% 6/27/33 (f)	12,835,000	13,180,825
Series 2003-NC7 Class M1, 4.16% 6/25/33 (f)	1,785,000	1,791,357
Series 2003-NC8 Class M1, 4.16% 9/25/33 (f)	2,350,000	2,363,472
Series 2004-HE6 Class A2, 3.8% 8/25/34 (f)	7,193,690	7,217,222
Series 2004-NC2 Class M1, 4.01% 12/25/33 (f)	2,595,000	2,599,359
Asset-Backed Securities - continued
	Principal Amount	Value
Morgan Stanley ABS Capital I, Inc.: - continued
Series 2004-NC6 Class A2, 3.8% 7/25/34 (f)	$ 3,163,358	$ 3,170,145
Series 2005-1:
Class M2, 3.93% 12/25/34 (f)	4,425,000	4,417,835
Class M3, 3.98% 12/25/34 (f)	4,000,000	3,998,266
Series 2005-HE1:
Class A3B, 3.68% 12/25/34 (f)	3,885,000	3,889,266
Class M1, 3.91% 12/25/34 (f)	1,100,000	1,102,253
Class M2, 3.93% 12/25/34 (f)	2,970,000	2,966,369
Series 2005-HE2:
Class M1, 3.86% 1/25/35 (f)	2,665,000	2,670,502
Class M2, 3.9% 1/25/35 (f)	1,900,000	1,893,810
Series 2005-NC1:
Class M1, 3.9% 1/25/35 (f)	2,425,000	2,432,731
Class M2, 3.93% 1/25/35 (f)	2,425,000	2,421,056
Class M3, 3.97% 1/25/35 (f)	2,425,000	2,425,850
Morgan Stanley Dean Witter Capital I Trust:
Series 2001-AM1:
Class M1, 4.31% 2/25/32 (f)	1,510,288	1,513,954
Class M2, 4.86% 2/25/32 (f)	7,146,795	7,171,201
Series 2001-NC4:
Class M1, 4.46% 1/25/32 (f)	3,827,881	3,841,816
Series 2002-AM3 Class A3, 3.95% 2/25/33 (f)	1,426,624	1,430,581
Series 2002-HE1 Class M1, 4.06% 7/25/32 (f)	5,860,000	5,893,149
Series 2002-HE2 Class M1, 4.16% 8/25/32 (f)	9,925,000	9,970,606
Series 2002-NC3 Class A3, 3.8% 8/25/32 (f)	396,299	397,573
Series 2002-OP1 Class M1, 4.21% 9/25/32 (f)	3,894,745	3,917,849
Series 2003-NC1:
Class M1, 4.51% 11/25/32 (f)	2,555,000	2,572,380
Class M2, 5.51% 11/25/32 (f)	1,880,000	1,899,041
New Century Home Equity Loan Trust:
Series 2003-2:
Class A2, 3.89% 1/25/33 (f)	341,254	341,436
Class M2, 5.46% 1/25/33 (f)	4,600,000	4,667,174
Series 2003-6 Class M1, 4.18% 1/25/34 (f)	5,180,000	5,202,952
Series 2005-1:
Class M1, 3.91% 3/25/35 (f)	4,395,000	4,392,950
Class M2, 3.94% 3/25/35 (f)	4,395,000	4,384,834
Class M3, 3.98% 3/25/35 (f)	2,120,000	2,120,796
Nissan Auto Lease Trust:
Series 2003-A Class A3A, 3.5281% 6/15/09 (f)	13,621,752	13,633,434
Series 2004-A Class A4A, 3.4581% 6/15/10 (f)	10,570,000	10,582,978
Asset-Backed Securities - continued
	Principal Amount	Value
NovaStar Home Equity Loan Series 2004-1:
Class M1, 3.91% 6/25/34 (f)	$ 1,450,000	$ 1,451,222
Class M4, 4.435% 6/25/34 (f)	2,435,000	2,439,150
Ocala Funding LLC Series 2005-1A Class A, 4.93% 3/20/10 (c)(f)	3,675,000	3,675,000
Ownit Mortgage Loan Asste-Backed Certificates Series 2005-3 Class A2A, 3.5% 6/25/36 (f)	15,500,000	15,500,000
Park Place Securities, Inc.:
Series 2004-WCW1:
Class M1, 4.09% 9/25/34 (f)	3,745,000	3,756,721
Class M2, 4.14% 9/25/34 (f)	1,755,000	1,764,326
Class M3, 4.71% 9/25/34 (f)	3,355,000	3,396,745
Class M4, 4.91% 9/25/34 (f)	4,700,000	4,767,614
Series 2004-WCW2 Class A2, 3.84% 10/25/34 (f)	7,952,623	7,976,111
Series 2005-WCH1:
Class A3B, 3.68% 1/25/35 (f)	2,775,000	2,779,908
Class M2, 3.98% 1/25/35 (f)	4,175,000	4,166,539
Class M3, 4.02% 1/25/35 (f)	3,290,000	3,292,599
Class M5, 4.34% 1/25/35 (f)	3,095,000	3,104,620
Series 2005-WHQ2 Class M7, 4.71% 5/25/35 (f)	5,950,000	5,930,787
People's Choice Home Loan Securities Trust Series 2005-2:
Class A1, 3.57% 9/25/24 (f)	7,475,790	7,475,790
Class M4, 4.09% 5/25/35 (f)	6,000,000	6,000,000
Providian Gateway Master Trust Series 2002-B Class A, 4.0881% 6/15/09 (c)(f)	15,000,000	15,039,393
Residental Asset Securities Corp.:
Series 2005-KS4 Class M2, 4.04% 4/25/35 (f)	1,040,000	1,037,610
Series 2005-KS7 Class A1, 3.4781% 8/25/35 (f)	10,515,000	10,512,897
Residential Asset Mortgage Products, Inc. Series 2004-RS10 Class MII2, 4.71% 10/25/34 (f)	5,500,000	5,566,857
Salomon Brothers Mortgage Securities VII, Inc. Series 2003-HE1 Class A, 3.86% 4/25/33 (f)	818,316	822,076
Saxon Asset Securities Trust:
Series 2004-1 Class M1, 3.99% 3/25/35 (f)	4,415,000	4,413,887
Series 2004-2 Class MV1, 4.04% 8/25/35 (f)	4,495,000	4,501,043
Sears Credit Account Master Trust II:
Series 2001-1 Class B, 3.8131% 2/15/10 (f)	10,000,000	9,987,143
Series 2002-4:
Class A, 3.5181% 8/18/09 (f)	27,000,000	26,999,603
Class B, 3.8131% 8/18/09 (f)	33,300,000	33,301,149
Series 2002-5 Class B, 4.6381% 11/17/09 (f)	30,000,000	30,062,976
Asset-Backed Securities - continued
	Principal Amount	Value
Securitized Asset Backed Receivables LLC Trust Series 2004-NC1 Class M1, 3.98% 2/25/34 (f)	$ 2,910,000	$ 2,909,256
Specialty Underwriting & Residential Finance Series 2003-BC4 Class M1, 4.06% 11/25/34 (f)	1,810,000	1,818,452
Structured Asset Securities Corp. Series 2004-GEL1 Class A, 3.82% 2/25/34 (f)	1,043,424	1,043,422
Superior Wholesale Inventory Financing Trust VII Series 2003-A8 Class CTFS, 3.8381% 3/15/11 (c)(f)	10,835,000	10,828,228
Superior Wholesale Inventory Financing Trust XII Series 2005-A12 Class C, 4.46% 6/15/10 (f)	6,840,000	6,839,945
Terwin Mortgage Trust:
Series 2003-4HE Class A1, 3.89% 9/25/34 (f)	2,878,990	2,894,593
Series 2003-6HE Class A1, 3.93% 11/25/33 (f)	1,784,384	1,788,543
Series 2005-14HE Class AF1, 3.9753% 7/25/36 (d)(f)	8,635,000	8,633,296
TOTAL ASSET-BACKED SECURITIES (Cost $2,293,954,229)		2,300,747,332
Collateralized Mortgage Obligations - 16.9%

Private Sponsor - 13.7%
Adjustable Rate Mortgage Trust floater:
Series 2004-2 Class 7A3, 3.86% 2/25/35 (f)	9,374,471	9,396,037
Series 2004-4 Class 5A2, 3.86% 3/25/35 (f)	3,780,419	3,787,953
Series 2005-1 Class 5A2, 3.79% 5/25/35 (f)	6,187,250	6,191,166
Series 2005-2:
Class 6A2, 3.74% 6/25/35 (f)	2,930,592	2,932,491
Class 6M2, 3.94% 6/25/35 (f)	10,145,000	10,145,010
Series 2005-3 Class 8A2, 3.7% 7/25/35 (f)	19,199,197	19,211,695
Series 2005-4 Class 7A2, 3.69% 8/25/35 (f)	9,011,457	9,003,527
Series 2005-8 Class 7A2, 3.77% 11/25/35 (f)	7,660,000	7,660,000
Bear Stearns Alt-A Trust floater:
Series 2005-1 Class A1, 3.74% 1/25/35 (f)	20,354,186	20,354,186
Series 2005-2 Class 1A1, 3.71% 3/25/35 (f)	14,961,065	14,961,065
Series 2005-5 Class 1A1, 3.68% 7/25/35 (f)	18,707,862	18,696,170
Countrywide Alternative Loan Trust planned amortization class Series 2003-5T2 Class A2, 3.86% 5/25/33 (f)	5,545,033	5,548,017
Countrywide Home Loans, Inc. floater:
Series 2004-16 Class A1, 3.86% 9/25/34 (f)	10,335,456	10,325,843
Series 2005-1 Class 2A1, 3.75% 3/25/35 (f)	14,617,171	14,617,171
CS First Boston Mortgage Securities Corp. floater:
Series 2004-AR2 Class 6A1, 3.86% 3/25/34 (f)	5,338,263	5,334,945
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
Private Sponsor - continued
CS First Boston Mortgage Securities Corp. floater: - continued
Series 2004-AR3 Class 6A2, 3.83% 4/25/34 (f)	$ 2,226,193	$ 2,228,162
Series 2004-AR4 Class 5A2, 3.83% 5/25/34 (f)	2,066,310	2,065,052
Series 2004-AR5 Class 11A2, 3.83% 6/25/34 (f)	2,987,552	2,981,472
Series 2004-AR6 Class 9A2, 3.83% 10/25/34 (f)	3,981,028	3,983,412
Series 2004-AR7 Class 6A2, 3.84% 8/25/34 (f)	5,801,660	5,806,785
Series 2004-AR8 Class 8A2, 3.84% 9/25/34 (f)	4,630,225	4,638,807
First Horizon Mortgage Passthru Trust floater Series 2004-FL1 Class 2A1, 3.95% 12/25/34 (f)	4,384,853	4,379,779
Granite Master Issuer PLC floater:
Series 2005-1:
Class A3, 3.51% 12/21/24 (f)	5,300,000	5,299,006
Class B1, 3.56% 12/20/54 (f)	7,050,000	7,047,577
Class M1, 3.66% 12/20/54 (f)	5,300,000	5,298,178
Series 2005-2 Class C1, 3.7857% 12/20/54 (f)	7,975,000	7,972,508
Granite Mortgages PLC floater:
Series 2004-1:
Class 1B, 3.64% 3/20/44 (f)	1,415,000	1,414,844
Class 1C, 4.33% 3/20/44 (f)	4,075,000	4,091,219
Class 1M, 3.84% 3/20/44 (f)	4,935,000	4,938,751
Series 2004-2:
Class 1A2, 3.5% 6/20/28 (f)	5,384,259	5,384,932
Class 1B, 3.6% 6/20/44 (f)	1,018,055	1,018,309
Class 1C, 4.13% 6/20/44 (f)	3,706,295	3,713,918
Class 1M, 3.71% 6/20/44 (f)	2,722,846	2,724,205
Series 2004-3:
Class 1B, 3.59% 9/20/44 (f)	2,100,000	2,100,210
Class 1C, 4.02% 9/20/44 (f)	5,415,000	5,426,913
Class 1M, 3.7% 9/20/44 (f)	1,200,000	1,200,360
Harborview Mortgage Loan Trust floater Series 2005-2 Class 2A1A, 3.6369% 5/19/35 (f)	11,690,145	11,648,134
Holmes Financing No. 7 PLC floater Series 2 Class M, 4.3988% 7/15/40 (f)	2,560,000	2,564,912
Holmes Financing No. 8 PLC floater Series 2:
Class A, 3.6788% 4/15/11 (f)	25,000,000	25,000,000
Class B, 3.7688% 7/15/40 (f)	2,695,000	2,696,684
Class C, 4.3188% 7/15/40 (f)	10,280,000	10,328,193
Home Equity Asset Trust floater Series 2005-3 Class 2A1, 3.55% 8/25/35 (f)	7,268,025	7,266,230
Homestar Mortgage Acceptance Corp. floater Series 2004-5 Class A1, 3.91% 10/25/34 (f)	4,495,430	4,509,337
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
Private Sponsor - continued
Impac CMB Trust floater:
Series 2004-11 Class 2A2, 3.83% 3/25/35 (f)	$ 8,638,669	$ 8,636,982
Series 2004-6 Class 1A2, 3.85% 10/25/34 (f)	3,481,529	3,487,748
Series 2005-1:
Class M1, 3.92% 4/25/35 (f)	3,223,929	3,220,529
Class M2, 3.96% 4/25/35 (f)	5,644,146	5,639,516
Class M3, 3.99% 4/25/35 (f)	1,384,927	1,383,466
Class M4, 4.21% 4/25/35 (f)	817,334	818,164
Class M5, 4.23% 4/25/35 (f)	817,334	817,174
Class M6, 4.28% 4/25/35 (f)	1,307,734	1,307,479
Series 2005-2 Class 1A2, 3.77% 4/25/35 (f)	13,211,515	13,201,194
Series 2005-3 Class A1, 3.7% 8/25/35 (f)	15,176,045	15,149,962
Series 2005-4 Class 1B1, 4.76% 6/25/35 (f)	5,306,886	5,282,839
Lehman Structured Securities Corp. floater Series 2005-1 Class A2, 3.67% 9/26/45 (c)(f)	16,153,164	16,153,164
MASTR Adjustable Rate Mortgages Trust:
floater Series 2005-1 Class 1A1, 3.73% 3/25/35 (f)	13,405,372	13,396,993
Series 2004-6 Class 4A2, 4.1729% 7/25/34 (f)	5,969,000	5,946,582
Merrill Lynch Mortgage Investors, Inc. floater:
Series 2003-A Class 2A1, 3.85% 3/25/28 (f)	8,079,308	8,122,924
Series 2003-B Class A1, 3.8% 4/25/28 (f)	7,852,610	7,898,403
Series 2003-D Class A, 3.77% 8/25/28 (f)	7,479,616	7,494,804
Series 2003-E Class A2, 3.4425% 10/25/28 (f)	10,687,128	10,687,143
Series 2003-F Class A2, 3.7075% 10/25/28 (f)	12,892,959	12,891,486
Series 2004-A Class A2, 3.6175% 4/25/29 (f)	11,584,437	11,556,917
Series 2004-B Class A2, 3.79% 6/25/29 (f)	8,952,030	8,930,464
Series 2004-C Class A2, 3.95% 7/25/29 (f)	12,856,157	12,825,407
Series 2004-D Class A2, 3.4725% 9/25/29 (f)	9,971,432	9,974,033
Series 2004-E:
Class A2B, 3.7275% 11/25/29 (f)	8,523,921	8,502,874
Class A2D, 3.9175% 11/25/29 (f)	1,982,307	1,991,830
Series 2004-G Class A2, 3.95% 11/25/29 (f)	3,854,828	3,854,422
Series 2005-A Class A2, 3.38% 2/25/30 (f)	10,800,867	10,785,319
Mortgage Asset Backed Securities Trust floater Series 2002-NC1 Class M1, 4.31% 10/25/32 (f)	4,538,551	4,555,535
MortgageIT Trust floater:
Series 2004-2:
Class A1, 3.83% 12/25/34 (f)	4,920,628	4,927,758
Class A2, 3.91% 12/25/34 (f)	6,656,800	6,696,298
Series 2005-2 Class 1A1, 3.72% 5/25/35 (f)	5,093,718	5,097,498
Opteum Mortgage Acceptance Corp. floater Series 2005-3 Class APT, 3.75% 6/25/35 (f)	19,112,336	19,123,533
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
Private Sponsor - continued
Permanent Financing No. 1 PLC floater Series 1 Class 2C, 4.5594% 6/10/42 (f)	$ 1,745,000	$ 1,749,384
Permanent Financing No. 3 PLC floater Series 2 Class C, 4.4294% 6/10/42 (f)	4,845,000	4,893,450
Permanent Financing No. 4 PLC floater Series 2 Class C, 4.0994% 6/10/42 (f)	15,400,000	15,475,306
Permanent Financing No. 5 PLC floater:
Series 2 Class C, 4.0294% 6/10/42 (f)	4,215,000	4,234,760
Series 3 Class C, 4.1994% 6/10/42 (f)	8,890,000	8,967,788
Permanent Financing No. 6 PLC floater Series 6:
Class 1C, 3.7294% 6/10/42 (f)	4,000,000	4,000,572
Class 2C, 3.8294% 6/10/42 (f)	5,350,000	5,352,343
Permanent Financing No. 7 PLC floater Series 7:
Class 1B, 3.4694% 6/10/42 (f)	2,000,000	1,999,375
Class 1C, 3.6594% 6/10/42 (f)	3,840,000	3,838,800
Class 2C, 3.7094% 6/10/42 (f)	8,065,000	8,054,919
Permanent Financing No. 8 PLC floater Series 8:
Class 1C, 3.7475% 6/10/42 (f)	7,165,000	7,162,621
Class 2C, 3.8175% 6/10/42 (f)	9,945,000	9,941,688
Residential Asset Mortgage Products, Inc. sequential pay Series 2003-SL1 Class A31, 7.125% 4/25/31	4,643,507	4,727,342
Residential Finance LP/Residential Finance Development Corp. floater Series 2003-A:
Class B4, 5.15% 3/10/35 (c)(f)	5,492,986	5,575,381
Class B5, 5.7% 3/10/35 (c)(f)	5,684,725	5,811,417
Residential Funding Securities Corp.:
Series 2003-RP1 Class A1, 3.96% 11/25/34 (f)	2,829,110	2,840,739
Series 2003-RP2 Class A1, 3.93% 6/25/33 (c)(f)	3,866,185	3,881,108
Sequoia Mortgage Trust floater:
Series 2003-5 Class A2, 3.41% 9/20/33 (f)	10,999,101	10,996,236
Series 2003-7 Class A2, 2.885% 1/20/34 (f)	9,577,708	9,569,385
Series 2004-1 Class A, 4.15% 2/20/34 (f)	6,379,791	6,373,993
Series 2004-10 Class A4, 3.6681% 11/20/34 (f)	10,424,803	10,408,138
Series 2004-3 Class A, 3.5463% 5/20/34 (f)	10,662,486	10,588,333
Series 2004-4 Class A, 3.5881% 5/20/34 (f)	13,430,919	13,399,990
Series 2004-5 Class A3, 3.77% 6/20/34 (f)	8,904,038	8,897,082
Series 2004-6:
Class A3A, 4.1475% 6/20/35 (f)	8,182,127	8,176,739
Class A3B, 3.16% 7/20/34 (f)	1,022,766	1,021,950
Series 2004-7:
Class A3A, 3.2275% 8/20/34 (f)	7,642,675	7,636,475
Class A3B, 3.4525% 7/20/34 (f)	1,375,260	1,380,167
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
Private Sponsor - continued
Sequoia Mortgage Trust floater: - continued
Series 2004-8 Class A2, 3.45% 9/20/34 (f)	$ 14,155,710	$ 14,148,404
Series 2005-1 Class A2, 3.68% 2/20/35 (f)	7,355,282	7,354,362
Series 2005-2 Class A2, 3.36% 3/20/35 (f)	13,876,523	13,876,523
Series 2005-3 Class A1, 3.46% 5/20/35 (f)	9,217,677	9,217,677
Structured Adjustable Rate Mortgage Loan Trust floater Series 2001-14 Class A1, 3.77% 7/25/35 (f)	11,201,095	11,201,095
Structured Asset Securities Corp. floater Series 2004-NP1 Class A, 3.86% 9/25/33 (c)(f)	2,553,470	2,555,084
Thornburg Mortgage Securities Trust floater Series 2004-3 Class A, 3.83% 9/25/34 (f)	22,068,069	22,129,394
WAMU Mortgage pass thru certificates:
floater Series 2005-AR6 Class 2A-1A, 3.5448% 4/25/45 (f)	6,133,307	6,133,607
Series 2005 AR11 Class A1C1, 3.6675% 8/25/40 (d)(f)	14,400,000	14,400,000
Wells Fargo Mortgage Backed Securities Trust:
Series 2004-M Class A3, 4.7024% 8/25/34 (f)	19,880,000	19,789,156
Series 2005-AR12 Class 2A1, 4.322% 7/25/35 (f)	31,674,772	31,407,532
TOTAL PRIVATE SPONSOR		895,419,920
U.S. Government Agency - 3.2%
Fannie Mae:
floater:
Series 2000-38 Class F, 3.76% 11/18/30 (f)	1,103,802	1,112,055
Series 2000-40 Class FA, 3.8144% 7/25/30 (f)	2,487,156	2,498,099
Series 2002-89 Class F, 3.6144% 1/25/33 (f)	3,630,895	3,636,484
target amortization class Series G94-2 Class D, 6.45% 1/25/24	4,732,822	4,849,182
Fannie Mae guaranteed REMIC pass thru certificates:
floater:
Series 2001-34 Class FR, 3.66% 8/18/31 (f)	2,500,934	2,508,899
Series 2001-44 Class FB, 3.6144% 9/25/31 (f)	2,262,040	2,268,738
Series 2001-46 Class F, 3.66% 9/18/31 (f)	6,514,676	6,552,090
Series 2002-11 Class QF, 3.8144% 3/25/32 (f)	4,517,951	4,551,812
Series 2002-36 Class FT, 3.8144% 6/25/32 (f)	1,503,724	1,516,521
Series 2002-64 Class FE, 3.61% 10/18/32 (f)	2,256,514	2,266,981
Series 2002-65 Class FA, 3.6144% 10/25/17 (f)	2,585,370	2,590,545
Series 2002-74 Class FV, 3.7644% 11/25/32 (f)	8,360,131	8,420,920
Series 2003-11:
Class DF, 3.7644% 2/25/33 (f)	3,173,455	3,195,574
Class EF, 3.7644% 2/25/33 (f)	2,602,157	2,612,658
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
U.S. Government Agency - continued
Fannie Mae guaranteed REMIC pass thru certificates: - continued
floater:
Series 2003-63 Class F1, 3.6144% 11/25/27 (f)	$ 6,387,368	$ 6,390,916
planned amortization class:
Series 1998-63 Class PG, 6% 3/25/27	1,212,661	1,212,198
Series 2001-62 Class PG, 6.5% 10/25/30	4,183,652	4,194,964
Series 2001-76 Class UB, 5.5% 10/25/13	1,378,221	1,379,002
Series 2002-16 Class QD, 5.5% 6/25/14	345,479	346,552
Series 2002-28 Class PJ, 6.5% 3/25/31	4,950,777	4,957,813
Series 2002-8 Class PD, 6.5% 7/25/30	3,569,878	3,584,870
Freddie Mac:
floater Series 2510 Class FE, 3.7881% 10/15/32 (f)	5,998,150	6,032,418
planned amortization class:
Series 2091 Class PP, 6% 2/15/27	1,286,641	1,286,029
Series 2353 Class PC, 6.5% 9/15/15	1,363,169	1,366,992
Freddie Mac Manufactured Housing participation certificates guaranteed floater Series 2338 Class FJ, 3.5881% 7/15/31 (f)	5,197,631	5,199,968
Freddie Mac Multi-class participation certificates guaranteed:
floater:
Series 2474 Class FJ, 3.7381% 7/15/17 (f)	4,556,922	4,564,198
Series 2526 Class FC, 3.7881% 11/15/32 (f)	3,597,778	3,616,182
Series 2538 Class FB, 3.7881% 12/15/32 (f)	6,607,741	6,651,155
Series 2551 Class FH, 3.8381% 1/15/33 (f)	3,358,821	3,373,027
planned amortization class:
Series 2136 Class PE, 6% 1/15/28	12,190,349	12,248,248
Series 2394 Class ND, 6% 6/15/27	1,550,172	1,553,415
Series 2395 Class PE, 6% 2/15/30	5,961,413	6,000,327
Series 2398 Class DK, 6.5% 1/15/31	372,760	373,347
Series 2410 Class ML, 6.5% 12/15/30	2,168,673	2,179,211
Series 2420 Class BE, 6.5% 12/15/30	2,595,889	2,604,122
Series 2443 Class TD, 6.5% 10/15/30	2,962,497	2,977,827
Series 2461 Class PG, 6.5% 1/15/31	2,737,118	2,773,721
Series 2466 Class EC, 6% 10/15/27	257,483	257,163
Series 2483 Class DC, 5.5% 7/15/14	1,861,588	1,861,466
Series 2556 Class PM, 5.5% 2/15/16	1,160,963	1,159,984
Series 2776 Class UJ, 4.5% 5/15/20 (g)	7,104,375	367,384
Series 2828 Class JA, 4.5% 1/15/10	11,880,000	11,903,044
sequential pay:
Series 2430 Class ZE, 6.5% 8/15/27	648,803	649,120
Series 2480 Class QW, 5.75% 2/15/30	871,905	871,370
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
U.S. Government Agency - continued
Freddie Mac Multi-class participation certificates guaranteed: - continued
Series 2406:
Class FP, 4.3681% 1/15/32 (f)	$ 10,270,000	$ 10,502,819
Class PF, 4.3681% 12/15/31 (f)	8,125,000	8,337,955
Series 2410 Class PF, 4.3681% 2/15/32 (f)	18,644,444	19,070,154
Ginnie Mae guaranteed REMIC pass thru securities floater:
Series 2001-46 Class FB, 3.7381% 5/16/23 (f)	2,988,811	3,001,292
Series 2001-50 Class FV, 3.5881% 9/16/27 (f)	9,114,548	9,113,939
Series 2002-24 Class FX, 3.9381% 4/16/32 (f)	2,630,687	2,652,779
Series 2002-31 Class FW, 3.7881% 6/16/31 (f)	3,614,097	3,633,687
Series 2002-5 Class KF, 3.7881% 8/16/26 (f)	617,815	618,278
TOTAL U.S. GOVERNMENT AGENCY		207,447,494
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $1,104,119,465)		1,102,867,414
Commercial Mortgage Securities - 5.8%

1301 Avenue of The Americas Trust Series 2000-1301:
Class C, 7.44% 8/3/10 (c)(f)	5,025,000	5,024,881
Class D, 7.54% 8/3/10 (c)(f)	6,695,000	6,694,844
Banc of America Large Loan, Inc. floater:
Series 2003-BBA2 Class A3, 3.7081% 11/15/15 (c)(f)	5,038,226	5,041,400
Series 2005-BOCA:
Class H, 4.3381% 12/15/16 (c)(f)	2,065,000	2,061,834
Class J, 4.4881% 12/15/16 (c)(f)	1,020,000	1,018,438
Class K, 4.7381% 12/15/16 (c)(f)	6,659,000	6,650,611
Bayview Commercial Asset Trust floater:
Series 2003-1 Class A, 4.04% 8/25/33 (c)(f)	6,644,316	6,723,250
Series 2003-2:
Class A, 4.04% 12/25/33 (c)(f)	13,522,369	13,687,661
Class M1, 4.31% 12/25/33 (c)(f)	2,200,548	2,236,841
Series 2004-1:
Class A, 3.82% 4/25/34 (c)(f)	6,403,472	6,414,728
Class B, 5.36% 4/25/34 (c)(f)	665,296	672,910
Class M1, 4.02% 4/25/34 (c)(f)	582,134	584,681
Class M2, 4.66% 4/25/34 (c)(f)	498,972	504,819
Commercial Mortgage Securities - continued
	Principal Amount	Value
Bayview Commercial Asset Trust floater: - continued
Series 2004-2:
Class A, 3.89% 8/25/34 (c)(f)	$ 6,299,807	$ 6,330,814
Class M1, 4.04% 8/25/34 (c)(f)	2,031,330	2,039,265
Series 2004-3:
Class A1, 3.83% 1/25/35 (c)(f)	6,582,479	6,605,519
Class A2, 3.88% 1/25/35 (c)(f)	914,869	918,092
Class M1, 3.96% 1/25/35 (c)(f)	1,097,080	1,098,564
Class M2, 4.46% 1/25/35 (c)(f)	715,487	719,742
Series 2005-2A:
Class M1, 3.73% 8/25/35 (c)(f)	1,297,812	1,297,812
Class M2, 3.78% 8/25/35 (c)(f)	2,136,399	2,136,399
Class M3, 3.8% 8/25/35 (c)(f)	1,183,006	1,183,006
Class M4, 3.91% 8/25/35 (c)(f)	1,088,166	1,088,166
Bear Stearns Commercial Mortgage Securities, Inc. floater:
Series 2003-BA1A:
Class JFCM, 4.98% 4/14/15 (c)(f)	1,344,296	1,350,087
Class JMM, 4.88% 4/14/15 (c)(f)	1,384,053	1,385,065
Class KFCM, 5.23% 4/14/15 (c)(f)	1,436,661	1,443,179
Class KMM, 5.13% 4/14/15 (c)(f)	1,253,767	1,254,776
Class LFCM, 5.63% 4/14/15 (c)(f)	1,601,905	1,602,545
Class MFCM, 5.93% 4/14/15 (c)(f)	2,218,251	2,219,234
Series 2004-BBA3 Class E, 4.0881% 6/15/17 (c)(f)	10,415,000	10,415,949
Chase Commercial Mortgage Securities Corp. floater Series 2000-FL1A:
Class B, 3.81% 12/12/13 (c)(f)	896,672	897,536
Class C, 4.16% 12/12/13 (c)(f)	1,793,345	1,801,374
COMM floater:
Series 2001-FL5A Class E, 4.8881% 11/15/13 (c)(f)	3,049,546	3,048,573
Series 2002-FL6:
Class F, 4.8381% 6/14/14 (c)(f)	11,163,000	11,190,451
Class G, 5.2881% 6/14/14 (c)(f)	5,000,000	5,000,444
Series 2003-FL9 Class B, 3.8881% 11/15/15 (c)(f)	10,354,700	10,383,149
Commercial Mortgage pass thru certificates floater:
Series 2004-CNL:
Class A2, 3.6881% 9/15/14 (c)(f)	3,570,000	3,573,440
Class G, 4.3681% 9/15/14 (c)(f)	1,345,000	1,345,538
Class H, 4.4681% 9/15/14 (c)(f)	1,430,000	1,430,571
Class J, 4.9881% 9/15/14 (c)(f)	490,000	491,560
Class K, 5.3881% 9/15/14 (c)(f)	770,000	771,587
Class L, 5.5881% 9/15/14 (c)(f)	625,000	624,693
Commercial Mortgage Securities - continued
	Principal Amount	Value
Commercial Mortgage pass thru certificates floater: - continued
Series 2004-HTL1:
Class B, 3.8381% 7/15/16 (c)(f)	$ 495,379	$ 495,732
Class D, 3.9381% 7/15/16 (c)(f)	1,125,628	1,125,788
Class E, 4.1381% 7/15/16 (c)(f)	805,726	806,031
Class F, 4.1881% 7/15/16 (c)(f)	852,671	853,207
Class H, 4.6881% 7/15/16 (c)(f)	2,472,312	2,473,143
Class J, 4.8381% 7/15/16 (c)(f)	950,314	950,633
Class K, 5.7381% 7/15/16 (c)(f)	1,069,720	1,069,257
Commercial Mortgage Pass-Through Certificates floater Series 2005-F10A:
Class B, 3.6181% 4/15/17 (c)(f)	7,080,000	7,080,000
Class C, 3.6581% 4/15/17 (c)(f)	3,006,000	3,006,000
Class D, 3.6981% 4/15/17 (c)(f)	2,440,000	2,440,000
Class E, 3.7581% 4/15/17 (c)(f)	1,821,000	1,821,000
Class F, 3.7981% 4/15/17 (c)(f)	1,035,000	1,035,000
Class G, 3.9381% 4/15/17 (c)(f)	1,035,000	1,035,000
Class H, 4.0081% 4/15/17 (c)(f)	1,035,000	1,035,000
Class I, 4.2381% 4/15/17 (c)(f)	335,000	335,000
Class MOA3, 3.6881% 3/15/20 (c)(f)	4,590,000	4,590,000
CS First Boston Mortgage Securities Corp.:
floater:
Series 2001-TFLA Class G, 5.1381% 12/15/11 (c)(f)	3,720,000	3,702,795
Series 2002-TFLA Class C, 3.9688% 11/18/12 (c)(f)	3,675,000	3,674,923
Series 2003-TF2A Class A2, 3.7081% 11/15/14 (c)(f)	9,500,000	9,507,100
Series 2004-FL1 Class B, 3.8381% 5/15/14 (c)(f)	11,230,000	11,235,571
Series 2004-HC1:
Class A2, 3.8881% 12/15/21 (c)(f)	1,475,000	1,474,997
Class B, 4.1381% 12/15/21 (c)(f)	3,835,000	3,834,992
Series 2004-TF2A Class E, 3.8081% 11/15/19 (c)(f)	4,450,000	4,456,884
Series 2004-TFL1:
Class A2, 3.5781% 2/15/14 (c)(f)	7,005,000	7,007,087
Class E, 3.9381% 2/15/14 (c)(f)	2,800,000	2,806,033
Class F, 3.9881% 2/15/14 (c)(f)	2,325,000	2,330,394
Class G, 4.2381% 2/15/14 (c)(f)	1,875,000	1,880,617
Class H, 4.4881% 2/15/14 (c)(f)	1,400,000	1,403,733
Class J, 4.7881% 2/15/14 (c)(f)	750,000	753,724
Commercial Mortgage Securities - continued
	Principal Amount	Value
CS First Boston Mortgage Securities Corp.: - continued
Series 2005-TF2A Class F, 3.8881% 11/15/19 (c)(f)	$ 1,540,000	$ 1,542,381
Series 2005-TFLA:
Class C, 3.6281% 2/15/20 (c)(f)	5,650,000	5,649,989
Class E, 3.7181% 2/15/20 (c)(f)	3,955,000	3,954,992
Class F, 3.7681% 2/15/20 (c)(f)	1,745,000	1,744,997
Class G, 3.9081% 2/15/20 (c)(f)	505,000	504,998
Class H, 4.1381% 2/15/20 (c)(f)	715,000	714,998
sequential pay Series 1997-C2 Class A2, 6.52% 1/17/35	518,675	522,823
Series 2003-TFLA Class G, 3.7357% 4/15/13 (c)(f)	446,933	445,553
GMAC Commercial Mortgage Securities, Inc. floater Series 2001-FL1A Class E, 4.2% 2/11/11 (c)(f)	264,524	264,175
GS Mortgage Securities Corp. II floater Series 2005-FL7A Class A1, 3.5% 11/6/19 (c)(f)	10,526,054	10,527,180
ISTAR Asset Receivables Trust floater Series 2002-1A Class A2, 3.8613% 5/28/20 (c)(f)	2,727,545	2,728,117
John Hancock Tower Mortgage Trust floater Series 2003-C5A Class B, 5.6585% 4/10/15 (c)(f)	8,245,000	8,150,339
JP Morgan Chase Commercial Mortgage Security Corp.:
floater Series 2005-FL1A:
Class WH, 3.97% 6/15/19 (c)(f)	3,325,000	3,325,100
Class WJ, 4.17% 6/15/19 (c)(f)	2,045,000	2,045,061
Class WK, 4.57% 6/15/19 (c)(f)	3,065,000	3,065,092
Series 2005-FL1A Class WX1, 1.2068% 6/15/19 (c)(f)(g)	240,000,000	2,596,800
Lehman Brothers Floating Rate Commercial Mortgage Trust:
floater:
Series 2003-C4A:
Class F, 5.6% 7/11/15 (c)(f)	813,387	813,822
Class H, 6.35% 7/11/15 (c)(f)	8,267,264	8,287,932
Series 2003-LLFA:
Class A2, 3.77% 12/16/14 (c)(f)	11,700,000	11,707,744
Class B, 3.98% 12/16/14 (c)(f)	4,615,000	4,626,299
Class C, 4.08% 12/16/14 (c)(f)	4,982,000	4,997,311
Series 2005-LLFA Class FAIR, 5.1138% 7/15/19 (c)(d)(f)	4,360,000	4,360,000
Morgan Stanley Dean Witter Capital I Trust floater Series 2002-XLF Class F, 5.49% 8/5/14 (c)(f)	7,603,983	7,603,972
Commercial Mortgage Securities - continued
	Principal Amount	Value
Salomon Brothers Mortgage Securities VII, Inc.:
floater:
Series 2001-CDCA:
Class C, 4.1881% 2/15/13 (c)(f)	$ 10,495,000	$ 10,291,568
Class D, 4.1881% 2/15/13 (c)(f)	4,000,000	3,891,288
Series 2003-CDCA:
Class HEXB, 5.2881% 2/15/15 (c)(f)	770,000	771,001
Class JEXB, 5.4881% 2/15/15 (c)(f)	1,300,000	1,301,690
Class KEXB, 5.8881% 2/15/15 (c)(f)	960,000	961,248
Series 2000-NL1 Class E, 7.0607% 10/15/30 (c)(f)	3,657,956	3,672,236
SDG Macerich Properties LP floater Series 2000-1 Class A3, 3.7281% 5/15/09 (c)(f)	18,000,000	18,008,086
STRIPS III Ltd./STRIPS III Corp. floater Series 2004-1A Class A, 3.78% 3/24/18 (c)(f)	7,263,029	7,263,029
Wachovia Bank Commercial Mortgage Trust floater:
Series 2004-WHL3:
Class A2, 3.5681% 3/15/14 (c)(f)	3,510,000	3,511,290
Class E, 3.8881% 3/15/14 (c)(f)	2,190,000	2,192,749
Class F, 3.9381% 3/15/14 (c)(f)	1,755,000	1,757,120
Class G, 4% 3/15/14 (c)(f)	875,000	876,363
Series 2005-WL5A:
Class KHP1, 3.7381% 1/15/18 (c)(f)	1,745,000	1,745,000
Class KHP2, 3.9381% 1/15/18 (c)(f)	1,745,000	1,745,000
Class KHP3, 4.2381% 1/15/18 (c)(f)	2,060,000	2,060,000
Class KHP4, 4.3381% 1/15/18 (c)(f)	1,600,000	1,600,000
Class KHP5, 4.5381% 1/15/18 (c)(f)	1,855,000	1,855,000
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $378,363,353)		378,866,012
Interfund Loans - 0.1%

With Fidelity Equity-Income Fund, at 3.43442% due 8/1/05 (b) (Cost $8,443,000)	8,443,000	8,443,000
Cash Equivalents - 40.4%
	Maturity Amount	Value
Investments in repurchase agreements (Collateralized by U.S. Government Obligations, in a joint trading account at 3.32%, dated 7/29/05 due 8/1/05) (i)	$ 2,354,814,398	$ 2,354,164,000
With Goldman Sachs & Co. at 3.41%, dated 7/1/05 due 8/23/05 (Collateralized by Mortgage Loan Obligations valued at $295,800,001, 0.9%- 10.36%, 4/18/17 - 6/25/44) (f)(h)	291,455,881	289,998,492
TOTAL CASH EQUIVALENTS (Cost $2,644,164,000)		2,644,162,492
TOTAL INVESTMENT PORTFOLIO - 102.2% (Cost $6,679,436,405)		6,685,115,608
NET OTHER ASSETS - (2.2)%		(140,968,200)
NET ASSETS - 100%		$ 6,544,147,408
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Sold
Eurodollar Contracts
73 Eurodollar 90 Day Index Contracts	Dec. 2005	$ 72,221,638	$ 34,806
49 Eurodollar 90 Day Index Contracts	March 2006	48,464,675	28,036
32 Eurodollar 90 Day Index Contracts	June 2006	31,645,600	16,247
27 Eurodollar 90 Day Index Contracts	Sept. 2006	26,698,612	16,355
26 Eurodollar 90 Day Index Contracts	Dec. 2006	25,707,500	14,421
24 Eurodollar 90 Day Index Contracts	March 2007	23,729,700	12,329
17 Eurodollar 90 Day Index Contracts	June 2007	16,807,688	5,970
16 Eurodollar 90 Day Index Contracts	Sept. 2007	15,818,200	5,711
15 Eurodollar 90 Day Index Contracts	Dec. 2007	14,828,250	5,590
15 Eurodollar 90 Day Index Contracts	March 2008	14,827,875	5,015
8 Eurodollar 90 Day Index Contracts	June 2008	7,907,800	7,518
7 Eurodollar 90 Day Index Contracts	Sept. 2008	6,918,888	6,885
TOTAL EURODOLLAR CONTRACTS			158,883
Swap Agreements
		Notional Amount	Value
Credit Default Swap

Receive from Citibank, upon default event of DaimlerChrysler NA Holding Corp., par value of the notional amount of DaimlerChrysler NA Holding Corp. 6.5% 11/15/13, and pay quarterly notional amount multiplied by .8%

	June 2007	$ 14,000,000	$ (135,972)
Receive quarterly notional amount multiplied by 1.12% and pay Morgan Stanley, Inc. upon default of Comcast Cable Communications, Inc., par value of the notional amount of Comcast Cable Communications, Inc. 6.75% 1/30/11	June 2006	10,000,000	102,057
TOTAL CREDIT DEFAULT SWAP		24,000,000	(33,915)
Swap Agreements - continued
	Expiration Date	Notional Amount	Value
Total Return Swap

Receive monthly notional amount multiplied by the nominal spread appreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor plus 10 basis points and pay monthly notional amount multiplied by the nominal spread depreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor with Lehman Brothers, Inc.

	Oct. 2005	$ 48,200,000	$ 46,335
Receive monthly notional amount multiplied by the nominal spread appreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor plus 25 basis points and pay monthly notional amount multiplied by the nominal spread depreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor with Lehman Brothers, Inc.	Dec. 2005	30,000,000	32,511
Receive monthly notional amount multiplied by the nominal spread appreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor plus 30 basis points and pay monthly notional amount multiplied by the nominal spread depreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor with Lehman Brothers, Inc.	August 2005	35,100,000	33,945
Swap Agreements - continued
	Expiration Date	Notional Amount	Value

Receive monthly notional amount multiplied by the nominal spread appreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor plus 22 basis points and pay monthly notional amount multiplied by the nominal spread depreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor with Lehman Brothers, Inc.

	Jan. 2006	$ 35,100,000	$ 32,229
Receive monthly a return equal to Lehman Brothers ABS Floating Rate Index and pay monthly a floating rate based on the 1- month LIBOR minus 11.1 basis points with Lehman Brothers, Inc.	Nov. 2005	30,000,000	0
TOTAL TOTAL RETURN SWAP		178,400,000	145,020
		$ 202,400,000	$ 111,105
Legend
(a) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(b) Affiliated entity

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $586,119,417 or 9.0% of net assets.

(d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $994,635.
(f) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(g) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.
(h) The maturity amount is based on the rate at period end.
(i) Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement/ Counterparty	Value
$2,354,164,000 due 8/1/05 at 3.32%
Banc of America Securities LLC.	$ 471,596,247
Bank of America, National Association	244,985,063
Barclays Capital Inc.	979,940,254
Countrywide Securities Corporation	244,985,063
Morgan Stanley & Co. Incorporated.	351,411,107
UBS Securities LLC	61,246,266
$ 2,354,164,000
Income Tax Information

At July 31, 2005, the aggregate cost of investment securities for income tax purposes was $6,679,021,266. Net unrealized appreciation aggregated $6,094,342, of which $11,067,257 related to appreciated investment securities and $4,972,915 related to depreciated investment securities.

Annual Report

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Annual Report

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co. Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments
Money Management, Inc.

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

ATBI-UANN-0905
1.804580.101

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

Ultra-Short Bond

Fund

Annual Report

July 31, 2005

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>
Central Fund Investments	<Click Here>	Complete list of investments for Fidelity's fixed-income central funds.

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of Ultra-Short Bond's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2005	Past 1 year	Life of fund A
Fidelity® Ultra-Short Bond	2.16%	1.93%

A From August 29, 2002.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Ultra-Short Bond on August 29, 2002, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Lehman Brothers® 6 Month Swap Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Andrew Dudley, Portfolio Manager of Fidelity® Ultra-Short Bond Fund

Not unlike the domestic equity markets, taxable bonds swung up and down during the 12 months ending July 31, 2005, rallying early in the period, selling off in late winter, only to advance again in the spring. During the one-year period, the Lehman Brothers® Aggregate Bond Index - a measure of the overall investment-grade bond universe - rose 4.79%. Much of this gain came on the strength of returns from higher-yielding spread sectors, such as investment-grade corporates, reflected in the 5.76% return of the Lehman Brothers Credit Bond Index over the 12-month period. Mortgage-backed securities were spurred on by the relative stability of long-term interest rates, and the Lehman Brothers Mortgage-Backed Securities gained 4.67%. Treasuries also bolstered the overall market, as illustrated by the 4.62% return of the Lehman Brothers U.S. Treasury Index, which moved ahead on a flight to quality as investors continued to ponder the future direction of the U.S. economy. The Lehman Brothers U.S. Agency Index returned a more modest 3.88%.

For the 12 months ending July 31, 2005, Ultra Short Bond gained 2.16%, while the Lehman Brothers 6 Month Swap Index returned 2.23% and the LipperSM Ultra-Short Obligation Funds Average returned 1.95%. Benefiting the fund's performance was my yield-curve positioning. I owned more bonds with maturities throughout the zero- to two-year range than the index, which helped as the yield curve flattened. Sector selection also generally was favorable. I kept the fund tilted heavily toward non-government bonds, which were helped by their yield advantage over Treasuries and spread tightening. I held these securities - namely asset-backed bonds and mortgage securities - directly and indirectly through the Fidelity Ultra-Short Central Fund, a diversified internal pool of short-term assets designed to outperform cash-like instruments with similar risk characteristics. Detracting from performance was a small stake in corporate bonds issued by auto companies, which were hurt by credit-rating downgrades.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2005 to July 31, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Beginning Account Value February 1, 2005	Ending Account Value July 31, 2005	Expenses Paid During Period* February 1, 2005 to July 31, 2005
Class A
Actual	$ 1,000.00	$ 1,012.00	$ 3.49
HypotheticalA	$ 1,000.00	$ 1,021.32	$ 3.51
Class T
Actual	$ 1,000.00	$ 1,011.90	$ 3.49**
HypotheticalA	$ 1,000.00	$ 1,021.32	$ 3.51**
Ultra-Short Bond
Actual	$ 1,000.00	$ 1,013.00	$ 2.55**
HypotheticalA	$ 1,000.00	$ 1,022.27	$ 2.56**
Institutional Class
Actual	$ 1,000.00	$ 1,012.70	$ 2.74**
HypotheticalA	$ 1,000.00	$ 1,022.07	$ 2.76**

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	.70%
Class T	.70%**
Ultra-Short Bond	.51%**
Institutional Class	.55%**

** If contractual expense reductions, effective June 1, 2005, had been in effect during the period, the annualized expense ratios and the expenses paid in the actual and hypothetical examples above would have been as follows:

	Annualized Expense Ratio	Expenses Paid
Class T	.69%
Actual		$ 3.44
HypotheticalA		$ 3.46
Ultra-Short Bond	.45%
Actual		$ 2.25
HypotheticalA		$ 2.26
Institutional Class	.47%
Actual		$ 2.35
HypotheticalA		$ 2.36

A 5% return per year before expenses

Annual Report

Investment Changes

Quality Diversification (% of fund's net assets)
As of July 31, 2005	As of January 31, 2005
U.S. Government and U.S. Government Agency Obligations 11.0%	U.S. Government and U.S. Government Agency Obligations 19.4%
AAA 26.9%	AAA 23.7%
AA 10.4%	AA 6.5%
A 11.5%	A 11.9%
BBB 11.3%	BBB 10.4%
BB and Below 0.2%	BB and Below 0.1%
Not Rated 2.8%	Not Rated 5.2%
Short-Term Investments and Net Other Assets 25.9%	Short-Term Investments and Net Other Assets 22.8%

We have used ratings from Moody's Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. Securities rated BB or below were rated investment grade at the time of acquisition. The information in the above table is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central fund.

Average Years to Maturity as of July 31, 2005
6 months ago
Years	1.6	1.6
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of July 31, 2005
6 months ago
Years	0.3	0.4

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of July 31, 2005*		As of January 31, 2005**
	Corporate Bonds 6.6%		Corporate Bonds 5.5%
	U.S. Government and U.S. Government Agency Obligations 11.0%		U.S. Government and U.S. Government Agency Obligations 19.4%
	Asset-Backed Securities 33.7%		Asset-Backed Securities 31.5%
	CMOs and Other Mortgage Related Securities 22.8%		CMOs and Other Mortgage Related Securities 20.8%
	Short-Term Investments and Net Other Assets 25.9%		Short-Term Investments and Net Other Assets 22.8%
* Foreign investments	5.3%	** Foreign investments	4.3%
* Futures and Swaps	9.4%	** Futures and Swaps	14.2%

The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investment of Fidelity's fixed-income central fund.

Annual Report

Investments July 31, 2005

Showing Percentage of Net Assets

Nonconvertible Bonds - 5.4%
	Principal Amount	Value (Note 1)
CONSUMER DISCRETIONARY - 1.0%
Auto Components - 0.2%
DaimlerChrysler NA Holding Corp.:
3.8594% 9/10/07 (f)	$ 1,230,000	$ 1,232,497
3.8938% 5/24/06 (f)	800,000	802,330
		2,034,827
Media - 0.8%
British Sky Broadcasting Group PLC (BSkyB) yankee 7.3% 10/15/06	900,000	929,107
Continental Cablevision, Inc. 8.3% 5/15/06	450,000	463,986
Cox Communications, Inc.:
(Reg. S) 3.95% 12/14/07 (f)	1,530,000	1,537,901
7.75% 8/15/06	360,000	371,837
Liberty Media Corp. 4.91% 9/17/06 (f)	3,033,000	3,049,894
Univision Communications, Inc. 2.875% 10/15/06	1,210,000	1,183,017
		7,535,742
TOTAL CONSUMER DISCRETIONARY		9,570,569
ENERGY - 0.6%
Oil, Gas & Consumable Fuels - 0.6%
Duke Energy Field Services LLC 7.5% 8/16/05	1,000,000	1,001,206
Enterprise Products Operating LP 4% 10/15/07	2,670,000	2,625,438
Valero Energy Corp. 7.375% 3/15/06	1,700,000	1,727,294
		5,353,938
FINANCIALS - 1.4%
Capital Markets - 0.0%
State Street Capital Trust II 3.7681% 2/15/08 (f)	300,000	300,068
Commercial Banks - 0.3%
Wells Fargo & Co. 3.4194% 3/10/08 (f)	2,300,000	2,299,924
Consumer Finance - 0.3%
General Motors Acceptance Corp. 4.87% 10/20/05 (f)	2,385,000	2,388,422
Real Estate - 0.4%
EOP Operating LP 8.375% 3/15/06	1,325,000	1,357,928
Simon Property Group LP 7.375% 1/20/06	2,525,000	2,560,416
		3,918,344
Thrifts & Mortgage Finance - 0.4%
Countrywide Financial Corp. 3.71% 4/11/07 (f)	1,575,000	1,576,005
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
FINANCIALS - continued
Thrifts & Mortgage Finance - continued
Countrywide Home Loans, Inc. 3.8175% 6/2/06 (f)	$ 500,000	$ 501,468
Residential Capital Corp. 4.835% 6/29/07 (b)(f)	1,995,000	1,997,075
		4,074,548
TOTAL FINANCIALS		12,981,306
INFORMATION TECHNOLOGY - 0.2%
Communications Equipment - 0.2%
Motorola, Inc. 4.608% 11/16/07	1,700,000	1,699,546
TELECOMMUNICATION SERVICES - 1.3%
Diversified Telecommunication Services - 1.2%
British Telecommunications PLC 7.875% 12/15/05	1,950,000	1,977,089
France Telecom SA 7.45% 3/1/06 (a)	440,000	447,817
GTE Corp. 6.36% 4/15/06	1,000,000	1,014,045
SBC Communications, Inc. 4.389% 6/5/06 (b)	2,265,000	2,265,680
Sprint Capital Corp.:
4.78% 8/17/06	1,000,000	1,003,425
7.125% 1/30/06	500,000	506,454
Telefonica Europe BV 7.35% 9/15/05	500,000	501,949
Telefonos de Mexico SA de CV 4.5% 11/19/08	1,605,000	1,581,845
TELUS Corp. yankee 7.5% 6/1/07	2,000,000	2,103,252
		11,401,556
Wireless Telecommunication Services - 0.1%
AT&T Wireless Services, Inc. 7.35% 3/1/06	900,000	915,869
TOTAL TELECOMMUNICATION SERVICES		12,317,425
UTILITIES - 0.9%
Electric Utilities - 0.7%
DTE Energy Co. 6.45% 6/1/06	165,000	167,721
Pinnacle West Energy Corp. 4.0044% 4/1/07 (b)(f)	1,850,000	1,850,115
Progress Energy, Inc. 6.75% 3/1/06	4,105,000	4,159,954
		6,177,790
Gas Utilities - 0.1%
NiSource Finance Corp. 7.625% 11/15/05	675,000	681,729
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
UTILITIES - continued
Independent Power Producers & Energy Traders - 0.1%
Constellation Energy Group, Inc. 6.35% 4/1/07	$ 910,000	$ 935,558
TOTAL UTILITIES		7,795,077
TOTAL NONCONVERTIBLE BONDS (Cost $49,879,710)		49,717,861
U.S. Government Agency Obligations - 4.8%

Fannie Mae:
2.15% 4/13/06 (d)	9,700,000	9,576,150
3.25% 7/31/06	35,000,000	34,701,930
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $44,467,346)		44,278,080
U.S. Government Agency - Mortgage Securities - 1.1%

Fannie Mae - 1.1%
5.5% 11/1/16 to 2/1/19	5,200,909	5,307,703
6.5% 7/1/16 to 3/1/35	3,181,350	3,295,459
7% 8/1/17 to 5/1/32	1,634,170	1,713,170
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $10,393,053)		10,316,332
Asset-Backed Securities - 22.9%

Accredited Mortgage Loan Trust:
Series 2004-2 Class A2, 3.76% 7/25/34 (f)	659,098	660,260
Series 2004-3 Class 2A4, 3.81% 10/25/34 (f)	1,200,000	1,203,472
Series 2004-4 Class A2D, 3.81% 1/25/35 (f)	432,988	434,077
Series 2005-1:
Class M1, 3.93% 4/25/35 (f)	1,545,000	1,541,149
Class M2, 4.15% 4/25/35 (f)	725,000	725,261
ACE Securities Corp.:
Series 2002-HE2 Class M1, 4.31% 8/25/32 (f)	151,473	152,070
Series 2003-FM1 Class M2, 5.31% 11/25/32 (f)	145,000	146,706
Series 2003-HE1:
Class A2, 3.87% 11/25/33 (f)	193,312	193,549
Class M1, 4.11% 11/25/33 (f)	120,000	120,501
Class M2, 5.16% 11/25/33 (f)	75,000	76,199
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
ACE Securities Corp.: - continued
Series 2003-HS1:
Class M1, 4.21% 6/25/33 (f)	$ 50,000	$ 50,218
Class M2, 5.21% 6/25/33 (f)	50,000	50,882
Series 2003-NC1 Class M1, 4.24% 7/25/33 (f)	100,000	100,729
Series 2004-HE1:
Class M1, 3.96% 2/25/34 (f)	150,000	150,053
Class M2, 4.56% 2/25/34 (f)	175,000	175,088
Series 2005-HE2:
Class M1, 3.9% 4/25/35 (f)	215,000	214,714
Class M2, 3.91% 4/25/35 (f)	250,000	249,145
Class M3, 3.94% 4/25/35 (f)	145,000	144,811
Class M4, 4.1% 4/25/35 (f)	185,000	184,761
Series 2005-HE3:
Class A2A, 3.56% 5/25/35 (f)	1,167,755	1,167,800
Class A2B, 3.67% 5/25/35 (f)	630,000	629,474
Series 2005-SD1 Class A1, 3.86% 11/25/50 (f)	330,485	330,892
Aesop Funding II LLC Series 2005-1A Class A2, 3.49% 4/20/09 (b)(f)	1,200,000	1,195,320
American Express Credit Account Master Trust:
Series 2004-1 Class B, 3.6381% 9/15/11 (f)	410,000	411,613
Series 2004-5 Class B, 3.6381% 4/16/12 (f)	2,150,000	2,155,806
Series 2004-C Class C, 3.8881% 2/15/12 (b)(f)	1,039,411	1,042,479
Series 2005-1 Class A, 3.4181% 10/15/12 (f)	2,185,000	2,188,761
AmeriCredit Automobile Receivables Trust:
Series 2003-AM Class A4B, 3.81% 11/6/09 (f)	600,000	602,016
Series 2003-BX Class A4B, 3.72% 1/6/10 (f)	140,000	140,459
Series 2003-CF Class A3, 2.75% 10/9/07	699,964	697,759
Series 2004-1 Class A3, 3.22% 7/6/08	365,000	362,469
Series 2005-1 Class C, 4.73% 7/6/10	2,500,000	2,492,250
Series 2005-BM ClassA3, 4.05% 1/6/10	1,280,000	1,277,160
Ameriquest Mortgage Securities, Inc.:
Series 2002-4 Class M1, 4.46% 2/25/33 (f)	105,000	105,529
Series 2003-1:
Class A2, 3.87% 2/25/33 (f)	13,876	13,883
Class M1, 4.36% 2/25/33 (f)	500,000	503,890
Series 2003-11 Class M1, 4.15% 1/25/34 (f)	1,535,000	1,549,684
Series 2003-3 Class M1, 4.26% 3/25/33 (f)	75,000	75,636
Series 2003-6:
Class M1, 4.22% 8/25/33 (f)	1,000,000	1,006,776
Class S, 5% 5/25/33 (h)	1,779,006	21,519
Series 2003-7 Class M1, 4.31% 8/25/33 (f)	140,000	142,193
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
Ameriquest Mortgage Securities, Inc.: - continued
Series 2003-AR1 Class M1, 4.61% 1/25/33 (f)	$ 500,000	$ 505,188
Series 2004-R2:
Class M1, 3.89% 4/25/34 (f)	85,000	84,996
Class M2, 3.94% 4/25/34 (f)	75,000	74,997
Series 2004-R9:
Class A3, 3.78% 10/25/34 (f)	1,020,000	1,022,170
Class M2, 4.11% 10/25/34 (f)	720,000	721,638
Class M4, 4.63% 10/25/34 (f)	925,000	939,417
Series 2005-R1:
Class M1, 3.91% 3/25/35 (f)	770,000	767,479
Class M2, 3.94% 3/25/35 (f)	260,000	259,172
Series 2005-R2 Class M1, 3.91% 4/25/35 (f)	1,700,000	1,697,622
Amortizing Residential Collateral Trust:
Series 2002-BC6 Class M1, 4.21% 8/25/32 (f)	100,000	100,871
Series 2002-BC7:
Class M1, 4.1144% 10/25/32 (f)	450,000	453,375
Class M2, 4.36% 10/25/32 (f)	300,000	301,995
Series 2003-BC1 Class M2, 4.56% 1/25/32 (f)	53,547	53,794
ARG Funding Corp.:
Series 2005-1A Class A2, 3.53% 4/20/09 (b)(f)	1,500,000	1,496,719
Series 2005-2A Class A2, 3.54% 5/20/09 (b)(f)	800,000	798,531
Argent Securities, Inc.:
Series 2003-W3 Class M2, 5.26% 9/25/33 (f)	800,000	824,000
Series 2003-W6 Class AV2, 3.83% 1/25/34 (f)	219,651	219,906
Series 2004-W7:
Class M1, 4.01% 5/25/34 (f)	305,000	304,987
Class M2, 4.06% 5/25/34 (f)	250,000	249,989
Asset Backed Funding Certificates Series 2004-HE1 Class M2, 4.61% 1/25/34 (f)	230,000	233,445
Asset Backed Securities Corp. Home Equity Loan Trust:
Series 2003-HE2:
Class A2, 3.7681% 4/15/33 (f)	26,038	26,049
Class M1, 4.2881% 4/15/33 (f)	1,340,000	1,347,558
Series 2003-HE3 Class A2, 3.7381% 6/15/33 (f)	7,668	7,669
Series 2003-HE4 Class M2, 5.3881% 8/15/33 (f)	285,000	290,187
Series 2003-HE5 Class A2A, 3.7481% 8/15/33 (f)	46,027	46,046
Series 2003-HE6 Class M1, 4.11% 11/25/33 (f)	215,000	215,951
Series 2003-HE7 Class A3, 3.7481% 12/15/33 (f)	246,585	247,494
Series 2004-HE6 Class A2, 3.82% 6/25/34 (f)	1,747,159	1,750,852
Series 2005-HE2:
Class M1, 3.91% 3/25/35 (f)	1,105,000	1,103,123
Class M2, 3.96% 3/25/35 (f)	275,000	275,089
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
Bank One Issuance Trust:
Series 2002-B1 Class B1, 3.7681% 12/15/09 (f)	$ 465,000	$ 466,938
Series 2002-B2 Class B2, 3.7281% 5/15/08 (f)	100,000	100,013
Series 2002-B3 Class B, 3.7481% 8/15/08 (f)	500,000	500,202
Series 2002-C1 Class C1, 4.3481% 12/15/09 (f)	675,000	682,229
Series 2002-C2 Class C2, 4.3781% 5/15/08 (f)	2,850,000	2,852,599
Series 2004-C1 Class C1, 3.8881% 11/15/11 (f)	25,000	25,119
Bayview Financial Acquisition Trust Series 2004-C Class A1, 3.9013% 5/28/44 (f)	890,595	890,497
Bayview Financial Asset Trust Series 2000-F Class A, 3.9813% 9/28/43 (f)	240,470	240,808
Bayview Financial Mortgage Loan Trust Series 2004-A Class A, 3.9313% 2/28/44 (f)	427,612	428,472
Bear Stearns Asset Backed Securities I:
Series 2004-BO1:
Class M2, 4.21% 9/25/34 (f)	390,000	392,565
Class M3, 4.51% 9/25/34 (f)	265,000	266,723
Class M4, 4.66% 9/25/34 (f)	225,000	227,761
Class M5, 4.86% 9/25/34 (f)	210,000	213,245
Series 2004-HE9 Class M2, 4.66% 11/25/34 (f)	490,000	492,153
Series 2005-HE2:
Class M1, 3.96% 2/25/35 (f)	905,000	902,860
Class M2, 4.21% 2/25/35 (f)	330,000	330,345
Capital Auto Receivables Asset Trust:
Series 2003-1 Class B, 3.8581% 6/15/10 (b)(f)	139,307	139,701
Series 2005-1 Class B, 3.7631% 6/15/10 (f)	850,000	850,797
Capital One Auto Finance Trust:
Series 2003-A Class A4B, 3.6681% 1/15/10 (f)	425,000	426,084
Series 2004-B Class A4, 3.4981% 8/15/11 (f)	1,700,000	1,700,326
Capital One Master Trust:
Series 2001-1 Class B, 3.8981% 12/15/10 (f)	500,000	503,554
Series 2001-8A Class B, 3.9381% 8/17/09 (f)	405,000	407,079
Capital One Multi-Asset Execution Trust:
Series 2002-B1 Class B1, 4.0681% 7/15/08 (f)	1,035,000	1,035,408
Series 2003-B1 Class B1, 4.5581% 2/17/09 (f)	1,135,000	1,142,100
Series 2003-B6 Class B6, 3.9181% 9/15/11 (f)	1,125,000	1,135,593
Series 2004-B1 Class B1, 3.8281% 11/15/11 (f)	1,180,000	1,185,793
Capital One Prime Auto Receivable Trust Series 2004-1 Class A3, 2.02% 11/15/07	15,396	15,267
Capital Trust Ltd. Series 2004-1:
Class A2, 3.88% 7/20/39 (b)(f)	265,000	265,000
Class B, 4.18% 7/20/39 (b)(f)	140,000	140,000
Class C, 4.53% 7/20/39 (b)(f)	180,000	180,000
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
Cayman ABSC NIMS Trust Series 2004-HE2 Class A1, 6.75% 4/25/34 (b)	$ 648,383	$ 649,194
CDC Mortgage Capital Trust:
Series 2002-HE3:
Class M1, 4.56% 3/25/33 (f)	297,766	301,783
Class M2, 5.71% 3/25/33 (f)	489,999	498,600
Series 2003-HE1 Class M2, 5.41% 8/25/33 (f)	215,000	217,562
Series 2003-HE2 Class A, 3.81% 10/25/33 (f)	71,407	71,452
Series 2003-HE3:
Class M1, 4.16% 11/25/33 (f)	104,999	105,790
Class M2, 5.21% 11/25/33 (f)	80,000	81,561
Series 2003-HE4 Class A2, 3.69% 3/25/34 (f)	54,419	54,424
Series 2004-HE2 Class M2, 4.66% 7/26/34 (f)	175,000	176,563
Chase Credit Card Owner Trust:
Series 2001-6 Class B, 3.8681% 3/16/09 (f)	200,000	200,945
Series 2002-6 Class B, 3.7381% 1/15/08 (f)	150,000	150,031
Series 2004-1 Class B, 3.5881% 5/15/09 (f)	295,000	294,943
Chase Issuance Trust Series 2004-C3 Class C3, 3.8581% 6/15/12 (f)	1,645,000	1,646,915
CIT Equipment Collateral Trust Series 2005-VT1 Class C, 4.18% 11/20/12	1,186,832	1,181,903
Citibank Credit Card Issuance Trust:
Series 2000-C2 Class C2, 4.2488% 10/15/07 (f)	900,000	900,584
Series 2001-B2 Class B2, 3.8494% 12/10/08 (f)	615,000	617,592
Series 2002-B1 Class B1, 3.8% 6/25/09 (f)	655,000	657,099
Series 2002-C1 Class C1, 4.2185% 2/9/09 (f)	900,000	909,613
Series 2003-C1 Class C1, 4.65% 4/7/10 (f)	1,685,000	1,719,786
Countrywide Home Loans, Inc.:
Series 2002-6 Class AV1, 3.89% 5/25/33 (f)	62,494	62,645
Series 2003-BC1 Class M2, 5.46% 9/25/32 (f)	1,025,000	1,037,455
Series 2003-SD3 Class A1, 3.88% 12/25/32 (b)(f)	57,073	57,365
Series 2004-2 Class M1, 3.96% 5/25/34 (f)	375,000	375,485
Series 2004-3:
Class 3A4, 3.71% 8/25/34 (f)	7,367,340	7,337,420
Class M1, 3.96% 6/25/34 (f)	100,000	100,092
Series 2005-1:
Class 1AV2, 3.66% 7/25/35 (f)	1,220,000	1,219,321
Class MV1, 3.86% 7/25/35 (f)	435,000	434,337
Class MV2, 3.9% 7/25/35 (f)	525,000	523,487
Class MV3, 3.94% 7/25/35 (f)	215,000	214,690
Series 2005-AB1 Class A2, 3.67% 8/25/35 (f)	2,480,000	2,479,263
Series 2005-IM1 Class A1, 3.56% 8/25/34 (c)(f)	2,520,000	2,520,000
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
CS First Boston Mortgage Securities Corp.:
Series 2003-8 Class A2, 3.85% 4/25/34 (f)	$ 227,901	$ 228,901
Series 2004-FRE1:
Class A2, 3.81% 4/25/34 (f)	277,344	277,333
Class B1, 5.26% 4/25/34 (f)	605,000	604,973
Class M3, 4.11% 4/25/34 (f)	610,000	609,974
Discover Card Master Trust I Series 2003-4 Class B1, 3.7181% 5/16/11 (f)	550,000	552,820
Fannie Mae guaranteed REMIC pass thru certificates Series 2004-T5:
Class AB1, 3.674% 5/28/35 (f)	996,756	996,055
Class AB3, 3.8305% 5/28/35 (f)	833,229	833,518
Class AB8, 3.784% 5/28/35 (f)	861,407	861,812
Fieldstone Mortgage Investment Corp.:
Series 2003-1 Class M1, 4.14% 11/25/33 (f)	100,000	100,673
Series 2004-1 Class M2, 4.56% 1/25/35 (f)	300,000	303,371
Series 2004-3 Class M5, 4.91% 8/25/34 (f)	1,500,000	1,525,372
Series 2005-2 Class 2A1, 3.5% 7/25/36 (f)	2,365,000	2,365,000
First Franklin Mortgage Loan Asset Backed Certificates:
Series 2005-FF2 Class A2A, 3.55% 3/25/35 (f)	875,548	875,548
Series 2005-FF2 Class M6, 4.16% 3/25/35 (f)	1,000,000	1,000,000
First Franklin Mortgage Loan Trust Series 2004-FF2:
Class M3, 4.01% 3/25/34 (f)	25,000	25,044
Class M4, 4.36% 3/25/34 (f)	25,000	25,221
First USA Secured Note Trust Series 2001-3 Class C, 4.4669% 11/19/08 (b)(f)	785,000	790,519
Ford Credit Auto Owner Trust Series 2003-B Class B2, 3.8181% 10/15/07 (f)	650,000	652,386
Ford Credit Floorplan Master Owner Trust Series 2005-1:
Class A, 3.5381% 5/17/10 (f)	1,375,000	1,374,997
Class B, 3.6563% 5/17/10 (f)	380,000	379,999
Fremont Home Loan Trust:
Series 2003-B Class M6, 7.96% 12/25/33 (f)	960,000	992,118
Series 2004-A Class M2, 4.61% 1/25/34 (f)	375,000	379,299
Series 2004-C:
Class 2A2, 4.01% 8/25/34 (f)	1,000,000	1,010,199
Class M1, 4.11% 8/25/34 (f)	540,000	541,931
Class M3, 4.61% 8/25/34 (f)	1,000,000	1,018,991
Series 2005-2 Class 2A1, 3.5913% 6/25/35 (f)	2,165,000	2,164,323
Series 2005-A:
Class 2A2, 3.7% 2/25/35 (f)	1,625,000	1,627,147
Class M1, 3.89% 1/25/35 (f)	225,000	224,558
Class M2, 3.92% 1/25/35 (f)	325,000	324,515
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
Fremont Home Loan Trust: - continued
Series 2005-A:
Class M3, 3.95% 1/25/35 (f)	$ 175,000	$ 174,993
Class M4, 4.14% 1/25/35 (f)	125,000	125,343
GE Business Loan Trust Series 2003-1 Class A, 3.8181% 4/15/31 (b)(f)	276,597	278,184
GE Capital Credit Card Master Note Trust Series 2005-2 Class B, 3.5736% 6/15/11 (f)	925,000	924,723
Gracechurch Card Funding PLC:
Series 5:
Class B, 3.6181% 8/15/08 (f)	80,000	80,071
Class C, 4.3181% 8/15/08 (f)	295,000	296,118
Series 6 Class B, 3.5781% 2/17/09 (f)	75,000	75,066
Series 8 Class C, 3.6721% 6/15/10 (f)	2,650,000	2,650,000
GSAMP Trust:
Series 2002-NC1 Class A2, 3.78% 7/25/32 (f)	2,606	2,621
Series 2003-FM1 Class M1, 4.25% 3/20/33 (f)	750,000	756,815
Series 2004-AHL Class A2D, 3.82% 8/25/34 (f)	2,296,054	2,304,562
Series 2004-FM1:
Class M1, 4.11% 11/25/33 (f)	195,000	194,992
Class M2, 4.86% 11/25/33 (f)	135,000	137,091
Series 2004-FM2 Class M1, 3.96% 1/25/34 (f)	250,000	249,989
Series 2004-HE1:
Class M1, 4.01% 5/25/34 (f)	320,000	319,987
Class M2, 4.61% 5/25/34 (f)	150,000	151,394
Series 2005-6:
Class A2, 3.67% 6/25/35 (f)	1,800,000	1,800,000
Class M3, 4.11% 6/25/35 (f)	1,555,000	1,555,000
Series 2005-9 Class 2A1, 3.5287% 8/25/35 (f)	2,470,000	2,470,000
Series 2005-HE2 Class M, 3.89% 3/25/35 (f)	1,220,000	1,215,813
Series 2005-NC1:
Class A1, 3.58% 2/25/35 (f)	714,733	714,884
Class M1, 3.91% 2/25/35 (f)	1,205,000	1,201,964
Guggenheim Structured Real Estate Funding Ltd. Series 2005-1 Class C, 4.3944% 5/25/30 (b)(f)	2,100,000	2,097,998
Harwood Street Funding I LLC Series 2004-1A Class CTFS, 5.43% 9/20/09 (b)(f)	1,700,000	1,700,000
HFC Home Equity Loan Asset Backed Certificates Series 2005-2:
Class M1, 3.97% 1/20/34 (f)	450,000	450,000
Class M2, 4% 1/20/34 (f)	335,000	335,000
Home Equity Asset Trust:
Series 2002-3 Class A5, 3.9% 2/25/33 (f)	4,294	4,297
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
Home Equity Asset Trust: - continued
Series 2002-4 Class A3, 3.94% 3/25/33 (f)	$ 32,186	$ 32,204
Series 2002-5:
Class A3, 3.98% 5/25/33 (f)	81,392	81,563
Class M1, 4.66% 5/25/33 (f)	200,000	202,410
Series 2003-1:
Class A2, 3.93% 6/25/33 (f)	186,600	186,755
Class M1, 4.46% 6/25/33 (f)	670,000	673,241
Series 2003-2:
Class A2, 3.84% 8/25/33 (f)	10,404	10,443
Class M1, 4.34% 8/25/33 (f)	80,000	80,866
Series 2003-3:
Class A2, 3.82% 8/25/33 (f)	65,752	65,998
Class M1, 4.32% 8/25/33 (f)	330,000	333,299
Series 2003-4:
Class M1, 4.26% 10/25/33 (f)	170,000	171,264
Class M2, 5.36% 10/25/33 (f)	200,000	202,626
Series 2003-5:
Class A2, 3.81% 12/25/33 (f)	271,685	272,645
Class M1, 4.16% 12/25/33 (f)	160,000	160,890
Class M2, 5.19% 12/25/33 (f)	70,000	71,691
Series 2003-7:
Class A2, 3.84% 3/25/34 (f)	625,665	627,147
Class M1, 4.11% 3/25/34 (f)	795,000	796,953
Series 2003-8 Class M1, 4.18% 4/25/34 (f)	260,000	261,345
Series 2004-4 Class A2, 3.78% 10/25/34 (f)	698,058	700,513
Series 2004-6 Class A2, 3.81% 12/25/34 (f)	1,156,164	1,159,839
Series 2005-1:
Class M1, 3.89% 5/25/35 (f)	1,270,000	1,269,027
Class M2, 3.91% 5/25/35 (f)	1,410,000	1,405,869
Class M3, 3.96% 5/25/35 (f)	760,000	757,827
Series 2005-2:
Class 2A2, 3.66% 7/25/35 (f)	1,830,000	1,829,053
Class M1, 3.91% 7/25/35 (f)	890,000	889,149
Household Affinity Credit Card Master Note Trust I Series 2003-3 Class B, 3.6781% 8/15/08 (f)	500,000	500,904
Household Credit Card Master Trust I Series 2002-1 Class B, 4.0381% 7/15/08 (f)	300,000	300,261
Household Home Equity Loan Trust:
Series 2002-3 Class A, 3.88% 7/20/32 (f)	65,349	65,435
Series 2003-1 Class M, 4.06% 10/20/32 (f)	39,800	39,846
Series 2003-2:
Class A, 3.76% 9/20/33 (f)	191,819	192,196
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
Household Home Equity Loan Trust: - continued
Series 2003-2:
Class M, 4.01% 9/20/33 (f)	$ 90,975	$ 91,172
Series 2004-1 Class M, 3.95% 9/20/33 (f)	249,772	250,245
Household Mortgage Loan Trust:
Series 2002-HC1 Class M, 4.08% 5/20/32 (f)	61,785	61,854
Series 2003-HC1 Class M, 4.08% 2/20/33 (f)	85,634	85,904
Series 2003-HC2 Class M, 4.03% 6/20/33 (f)	133,207	133,343
Series 2004-HC1:
Class A, 3.78% 2/20/34 (f)	561,710	563,114
Class M, 3.93% 2/20/34 (f)	340,666	340,627
Household Private Label Credit Card Master Note Trust I:
Series 2002-2 Class A, 3.5581% 1/18/11 (f)	1,000,000	1,001,358
Series 2002-3 Class B, 4.6381% 9/15/09 (f)	150,000	150,335
Ikon Receivables Funding LLC Series 2003-1 Class A3A, 3.6213% 12/17/07 (f)	146,379	146,414
IXIS Real Estate Capital Trust Series 2005-HE1:
Class A1, 3.71% 6/25/35 (f)	1,585,056	1,584,969
Class M1, 3.93% 6/25/35 (f)	550,000	549,304
Class M2, 3.95% 6/25/35 (f)	375,000	373,784
Class M3, 3.98% 6/25/35 (f)	250,000	249,692
Keycorp Student Loan Trust Series 1999-A Class A2, 3.8% 12/27/09 (f)	295,527	296,531
Long Beach Mortgage Loan Trust:
Series 2003-2 Class M1, 4.28% 6/25/33 (f)	500,000	503,235
Series 2003-3 Class M1, 4.21% 7/25/33 (f)	340,000	342,390
MASTR Adjustable Rate Mortgages Trust Series 2004-11 Class 1A4, 3.95% 11/25/34 (f)	201,856	202,942
MASTR Asset Backed Securities Trust:
Series 2004-FRE1 Class M1, 4.01% 7/25/34 (f)	485,000	486,481
Series 2004-HE1 Class M1, 4.11% 9/25/34 (f)	685,000	687,439
MBNA Asset Backed Note Trust Series 2000-K Class C, 4.1881% 3/17/08 (b)(f)	1,000,000	1,001,200
MBNA Credit Card Master Note Trust:
Series 2001-B1 Class B1, 3.7631% 10/15/08 (f)	1,250,000	1,251,753
Series 2001-B2 Class B2, 3.7481% 1/15/09 (f)	1,000,000	1,002,535
Series 2002-B2 Class B2, 3.7681% 10/15/09 (f)	1,034,000	1,038,477
Series 2002-B4 Class B4, 3.8881% 3/15/10 (f)	630,000	634,975
Series 2003-B2 Class B2, 3.7781% 10/15/10 (f)	125,000	126,272
Series 2003-B3 Class B3, 3.7631% 1/18/11 (f)	1,550,000	1,557,355
Series 2003-B5 Class B5, 3.7581% 2/15/11 (f)	2,000,000	2,015,453
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
MBNA Master Credit Card Trust II:
Series 1998-E Class B, 3.9288% 9/15/10 (f)	$ 200,000	$ 201,194
Series 1998-G Class B, 3.7881% 2/17/09 (f)	500,000	501,089
Meritage Mortgage Loan Trust Series 2004-1:
Class M1, 3.96% 7/25/34 (f)	150,000	149,994
Class M2, 4.01% 7/25/34 (f)	25,000	24,999
Class M3, 4.41% 7/25/34 (f)	50,000	49,998
Class M4, 4.56% 7/25/34 (f)	50,000	49,998
Merrill Lynch Mortgage Investors, Inc.:
Series 2004-FM1 Class M2, 4.61% 1/25/35 (f)	150,000	152,512
Series 2004-HE2:
Class A1B, 3.93% 8/25/35 (f)	676,518	678,301
Class A2B, 3.84% 8/25/35 (f)	1,510,000	1,516,695
Series 2005-NC1 Class A2A, 3.57% 10/25/35 (f)	75,282	75,295
Morgan Stanley ABS Capital I, Inc.:
Series 2002-HE3 Class M1, 4.56% 12/27/32 (f)	125,000	126,613
Series 2003-NC10 Class M1, 4.14% 10/25/33 (f)	830,000	833,555
Series 2003-NC5 Class M2, 5.46% 4/25/33 (f)	200,000	202,438
Series 2003-NC6 Class M2, 5.41% 6/27/33 (f)	630,000	646,975
Series 2003-NC8 Class M1, 4.16% 9/25/33 (f)	120,000	120,688
Series 2004-HE6 Class A2, 3.8% 8/25/34 (f)	1,198,948	1,202,870
Series 2004-NC2 Class M1, 4.01% 12/25/33 (f)	375,000	375,630
Series 2004-NC6 Class A2, 3.8% 7/25/34 (f)	318,867	319,551
Series 2004-NC7 Class A3, 3.76% 7/25/34 (f)	2,000,000	2,002,503
Series 2005-1:
Class M2, 3.93% 12/25/34 (f)	570,000	569,077
Class M3, 3.98% 12/25/34 (f)	525,000	524,772
Series 2005-HE1:
Class A3B, 3.68% 12/25/34 (f)	505,000	505,554
Class M1, 3.91% 12/25/34 (f)	150,000	150,307
Class M2, 3.93% 12/25/34 (f)	385,000	384,529
Series 2005-HE2:
Class M1, 3.86% 1/25/35 (f)	370,000	370,764
Class M2, 3.9% 1/25/35 (f)	265,000	264,137
Series 2005-NC1:
Class M1, 3.9% 1/25/35 (f)	325,000	326,036
Class M2, 3.93% 1/25/35 (f)	325,000	324,471
Class M3, 3.97% 1/25/35 (f)	325,000	325,114
Morgan Stanley Dean Witter Capital I Trust:
Series 2001-AM1:
Class M1, 4.31% 2/25/32 (f)	710,724	712,449
Class M2, 4.86% 2/25/32 (f)	352,076	353,279
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
Morgan Stanley Dean Witter Capital I Trust: - continued
Series 2001-NC1 Class M2, 4.53% 10/25/31 (f)	$ 42,925	$ 42,925
Series 2001-NC2 Class B1, 5.41% 1/25/32 (f)	191,907	191,996
Series 2001-NC4 Class M1, 4.46% 1/25/32 (f)	136,710	137,208
Series 2002-AM3 Class A3, 3.95% 2/25/33 (f)	28,532	28,612
Series 2002-HE1 Class M1, 4.06% 7/25/32 (f)	590,000	593,338
Series 2002-NC3 Class M1, 4.18% 8/25/32 (f)	100,000	100,768
Series 2002-OP1 Class M1, 4.21% 9/25/32 (f)	435,350	437,933
Series 2003-NC1 Class M2, 5.51% 11/25/32 (f)	130,000	131,317
Series 2003-NC2:
Class A3, 3.89% 2/25/33 (f)	250,680	250,814
Class M2, 5.46% 2/25/33 (f)	165,000	167,614
Navistar Financial Corp. Owner Trust Series 2001-B Class B, 4.83% 11/17/08	380,731	380,097
New Century Home Equity Loan Trust:
Series 2003-2 Class A2, 3.89% 1/25/33 (f)	12,065	12,072
Series 2005-1:
Class M1, 3.91% 3/25/35 (f)	595,000	594,722
Class M2, 3.94% 3/25/35 (f)	595,000	593,624
Class M3, 3.98% 3/25/35 (f)	290,000	290,109
Nissan Auto Lease Trust:
Series 2003-A Class A3A, 3.5281% 6/15/09 (f)	681,088	681,672
Series 2004-A Class A4A, 3.4581% 6/15/10 (f)	1,325,000	1,326,627
NovaStar Home Equity Loan Series 2004-1:
Class M1, 3.91% 6/25/34 (f)	100,000	100,084
Class M4, 4.435% 6/25/34 (f)	170,000	170,290
NovaStar Mortgage Funding Trust Series 2003-3 Class A3, 3.91% 12/25/33 (f)	355,121	356,969
Onyx Acceptance Owner Trust Series 2003-D Class A3, 2.4% 12/15/07	253,203	252,146
Option One Mortgage Loan Trust Series 2003-6 Class M1, 4.11% 11/25/33 (f)	1,025,000	1,029,413
Ownit Mortgage Loan Asste-Backed Certificates Series 2005-3 Class A2A, 3.5% 6/25/36 (f)	2,200,000	2,200,000
Park Place Securities NIM Trust Series 2004-WHQN2 Class A, 4% 2/25/35 (b)	703,944	698,665
Park Place Securities Nims Trust Series 2004-MHQ1 Class B, 3.474% 12/25/34 (b)	122,735	121,508
Park Place Securities, Inc.:
Series 2004 WWF1 Class M4, 4.56% 1/25/35 (f)	945,000	964,465
Series 2004-WCW1:
Class M1, 4.09% 9/25/34 (f)	385,000	386,205
Class M2, 4.14% 9/25/34 (f)	160,000	160,850
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
Park Place Securities, Inc.: - continued
Series 2004-WCW1:
Class M3, 4.71% 9/25/34 (f)	$ 310,000	$ 313,857
Class M4, 4.91% 9/25/34 (f)	435,000	441,258
Series 2004-WCW2 Class A2, 3.84% 10/25/34 (f)	890,219	892,848
Series 2004-WWF1 Class A5, 3.93% 1/25/35 (f)	482,969	485,702
Series 2005-WCH1:
Class A3B, 3.68% 1/25/35 (f)	360,000	360,637
Class M2, 3.98% 1/25/35 (f)	1,130,000	1,127,710
Class M3, 4.02% 1/25/35 (f)	425,000	425,336
Class M5, 4.34% 1/25/35 (f)	400,000	401,243
People's Choice Home Loan Securities Trust Series 2005-2:
Class A1, 3.57% 9/25/24 (f)	1,082,642	1,082,642
Class M4, 4.09% 5/25/35 (f)	870,000	870,000
Providian Gateway Master Trust Series 2002-B Class A, 4.0881% 6/15/09 (b)(f)	400,000	401,050
Residental Asset Securities Corp.:
Series 2004-KS10 Class AI2, 3.78% 3/25/29 (f)	50,000	50,163
Series 2005-KS7 Class A1, 3.4781% 8/25/35 (f)	1,485,000	1,484,703
Residential Asset Mortgage Products, Inc.:
Series 2004-RS10 Class MII2, 4.71% 10/25/34 (f)	1,300,000	1,315,803
Series 2004-RS6:
Class 2M2, 4.76% 6/25/34 (f)	250,000	249,999
Class 2M3, 4.91% 6/25/34 (f)	250,000	249,999
Salomon Brothers Mortgage Securities VII, Inc. Series 2003-HE1 Class A, 3.86% 4/25/33 (f)	33,795	33,950
Saxon Asset Securities Trust:
Series 2004-1 Class M1, 3.99% 3/25/35 (f)	640,000	639,839
Series 2004-2 Class MV1, 4.04% 8/25/35 (f)	415,000	415,558
Sears Credit Account Master Trust II:
Series 2002-4:
Class A, 3.5181% 8/18/09 (f)	800,000	799,988
Class B, 3.8131% 8/18/09 (f)	1,080,000	1,080,037
Series 2002-5 Class B, 4.6381% 11/17/09 (f)	500,000	501,050
Specialty Underwriting & Residential Finance:
Series 2003-BC3 Class M1, 4.11% 8/25/34 (f)	1,000,000	1,000,989
Series 2003-BC4 Class M1, 4.06% 11/25/34 (f)	260,000	261,214
Structured Asset Securities Corp. Series 2004-GEL1 Class A, 3.82% 2/25/34 (f)	79,391	79,391
Superior Wholesale Inventory Financing Trust VII Series 2003-A8 Class CTFS, 3.8381% 3/15/11 (b)(f)	675,000	674,578
Superior Wholesale Inventory Financing Trust XII Series 2005-A12 Class C, 4.46% 6/15/10 (f)	980,000	979,992
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
Terwin Mortgage Trust:
Series 2003-4HE Class A1, 3.89% 9/25/34 (f)	$ 316,689	$ 318,405
Series 2003-6HE Class A1, 3.93% 11/25/33 (f)	121,556	121,840
Series 2005-14HE Class AF1, 3.9753% 7/25/36 (c)(f)	1,205,000	1,204,762
Triad Automobile Receivable Owner Trust Series 2005-A Class A3, 4.05% 3/12/10	1,800,000	1,786,140
WFS Financial Owner Trust:
Series 2004-3 Class D, 4.07% 2/17/12	514,264	510,174
Series 2004-4 Class D, 3.58% 5/17/12	470,497	464,431
Series 2005-1 Class D, 4.09% 8/15/12	495,000	490,205
TOTAL ASSET-BACKED SECURITIES (Cost $208,706,183)		209,007,290
Collateralized Mortgage Obligations - 16.5%

Private Sponsor - 12.7%
Adjustable Rate Mortgage Trust floater:
Series 2004-2 Class 7A3, 3.86% 2/25/35 (f)	1,442,226	1,445,544
Series 2004-4 Class 5A2, 3.86% 3/25/35 (f)	457,785	458,697
Series 2005-1 Class 5A2, 3.79% 5/25/35 (f)	805,325	805,834
Series 2005-2:
Class 6A2, 3.74% 6/25/35 (f)	404,220	404,482
Class 6M2, 3.94% 6/25/35 (f)	1,375,000	1,375,001
Series 2005-3 Class 8A2, 3.7% 7/25/35 (f)	2,667,770	2,669,507
Series 2005-5 Class 6A2, 3.69% 9/25/35 (f)	1,718,837	1,719,960
Series 2005-8 Class 7A2, 3.77% 11/25/35 (f)	1,080,000	1,080,000
Bear Stearns Alt-A Trust floater:
Series 2005-1 Class A1, 3.74% 1/25/35 (f)	2,624,958	2,624,958
Series 2005-2 Class 1A1, 3.71% 3/25/35 (f)	2,137,295	2,137,295
Countrywide Home Loans, Inc. floater:
Series 2004-16 Class A1, 3.86% 9/25/34 (f)	861,288	860,487
Series 2005-1 Class 2A1, 3.75% 3/25/35 (f)	1,999,309	1,999,309
CS First Boston Mortgage Securities Corp. floater:
Series 2004-AR2 Class 6A1, 3.86% 3/25/34 (f)	381,304	381,067
Series 2004-AR3 Class 6A2, 3.83% 4/25/34 (f)	156,402	156,541
Series 2004-AR5 Class 11A2, 3.83% 6/25/34 (f)	247,979	247,474
Series 2004-AR6 Class 9A2, 3.83% 10/25/34 (f)	338,414	338,617
Series 2004-AR7 Class 6A2, 3.84% 8/25/34 (f)	554,730	555,220
Series 2004-AR8 Class 8A2, 3.84% 9/25/34 (f)	501,538	502,468
Fieldstone Mortgage Investment Corp. floater Series 2004-1 Class 2A, 3.75% 1/25/35 (f)	1,470,843	1,473,489
First Horizon Mortgage Passthru Trust floater Series 2004-FL1 Class 2A1, 3.95% 12/25/34 (f)	587,411	586,732
Collateralized Mortgage Obligations - continued
	Principal Amount	Value (Note 1)
Private Sponsor - continued
Granite Master Issuer PLC floater:
Series 2005-1:
Class A3, 3.51% 12/21/24 (f)	$ 700,000	$ 699,869
Class B1, 3.56% 12/20/54 (f)	950,000	949,673
Class M1, 3.66% 12/20/54 (f)	700,000	699,759
Series 2005-2 Class C1, 3.7857% 12/20/54 (f)	1,200,000	1,199,625
Granite Mortgages PLC floater:
Series 2004-1:
Class 1B, 3.64% 3/20/44 (f)	95,000	94,990
Class 1C, 4.33% 3/20/44 (f)	280,000	281,114
Class 1M, 3.84% 3/20/44 (f)	565,000	565,429
Series 2004-2:
Class 1A2, 3.5% 6/20/28 (f)	414,174	414,226
Class 1B, 3.6% 6/20/44 (f)	82,769	82,790
Class 1C, 4.13% 6/20/44 (f)	302,300	302,922
Class 1M, 3.71% 6/20/44 (f)	1,811,086	1,811,990
Series 2004-3:
Class 1B, 3.59% 9/20/44 (f)	200,000	200,020
Class 1C, 4.02% 9/20/44 (f)	605,000	606,331
Class 1M, 3.7% 9/20/44 (f)	100,000	100,030
GSAMP Trust floater Series 2004-11 Class 2A1, 3.79% 12/20/34 (f)	1,902,591	1,903,510
Holmes Financing No. 7 PLC floater Series 2 Class M, 4.3988% 7/15/40 (f)	195,000	195,374
Holmes Financing No. 8 PLC floater Series 2:
Class A, 3.6788% 4/15/11 (f)	1,400,000	1,400,000
Class B, 3.7688% 7/15/40 (f)	190,000	190,119
Class C, 4.3188% 7/15/40 (f)	775,000	778,633
Homestar Mortgage Acceptance Corp. floater Series 2004-5 Class A1, 3.91% 10/25/34 (f)	1,226,026	1,229,819
Impac CMB Trust floater:
Series 2004-11 Class 2A2, 3.83% 3/25/35 (f)	1,006,838	1,006,641
Series 2004-6 Class 1A2, 3.85% 10/25/34 (f)	359,177	359,819
Series 2005-1:
Class M1, 3.92% 4/25/35 (f)	431,371	430,916
Class M2, 3.96% 4/25/35 (f)	762,845	762,219
Class M3, 3.99% 4/25/35 (f)	186,171	185,974
Class M4, 4.21% 4/25/35 (f)	113,519	113,634
Class M5, 4.23% 4/25/35 (f)	113,519	113,496
Class M6, 4.28% 4/25/35 (f)	177,089	177,054
Series 2005-2 Class 1A2, 3.77% 4/25/35 (f)	1,780,275	1,778,884
Series 2005-4 Class 1B1, 4.76% 6/25/35 (f)	768,362	764,881
Collateralized Mortgage Obligations - continued
	Principal Amount	Value (Note 1)
Private Sponsor - continued
Lehman Structured Securities Corp. floater Series 2005-1 Class A2, 3.67% 9/26/45 (b)(f)	$ 2,279,281	$ 2,279,281
Master Seasoned Securitization Trust Series 2004-1 Class 1A1, 6.2437% 8/25/17 (f)	724,549	740,972
MASTR Adjustable Rate Mortgages Trust:
floater:
Series 2004-11:
Class 2A1, 3.84% 11/25/34 (f)	920,409	922,519
Class 2A2, 3.9% 11/25/34 (f)	202,627	202,989
Series 2005-1 Class 1A1, 3.73% 3/25/35 (f)	1,828,937	1,827,794
Series 2004-6 Class 4A2, 4.1729% 7/25/34 (f)	3,000,000	2,988,733
Merrill Lynch Mortgage Investors, Inc.:
floater:
Series 2003-A:
Class 2A1, 3.85% 3/25/28 (f)	307,678	309,340
Class 2A2, 3.5225% 3/25/28 (f)	109,885	110,037
Series 2003-B Class A1, 3.8% 4/25/28 (f)	285,446	287,110
Series 2003-D Class A, 3.77% 8/25/28 (f)	1,398,627	1,401,467
Series 2003-E Class A2, 3.4425% 10/25/28 (f)	610,693	610,694
Series 2003-F Class A2, 3.7075% 10/25/28 (f)	644,648	644,574
Series 2004-A Class A2, 3.6175% 4/25/29 (f)	814,476	812,541
Series 2004-B Class A2, 3.79% 6/25/29 (f)	773,875	772,011
Series 2004-C Class A2, 3.95% 7/25/29 (f)	1,096,179	1,093,557
Series 2004-D Class A2, 3.4725% 9/25/29 (f)	1,116,205	1,116,496
Series 2004-E Class A2D, 3.9175% 11/25/29 (f)	1,189,384	1,195,098
Series 2004-G Class A2, 3.95% 11/25/29 (f)	468,938	468,889
Series 2005-A Class A2, 3.38% 2/25/30 (f)	1,468,737	1,466,623
Series 2005-B Class A2, 3.75% 6/25/30 (f)	1,542,233	1,542,233
Series 2003-G Class XA1, 1% 1/25/29 (h)	2,547,661	33,024
MortgageIT Trust floater Series 2004-2:
Class A1, 3.83% 12/25/34 (f)	593,487	594,347
Class A2, 3.91% 12/25/34 (f)	801,651	806,407
Opteum Mortgage Acceptance Corp. floater Series 2005-3 Class APT, 3.75% 6/25/35 (f)	2,639,441	2,640,987
Permanent Financing No. 1 PLC floater Series 1:
Class 2C, 4.5594% 6/10/42 (f)	2,000,000	2,005,024
Class 3C, 4.5794% 6/10/42 (f)	1,700,000	1,708,127
Permanent Financing No. 3 PLC floater Series 2 Class C, 4.4294% 6/10/42 (f)	1,205,000	1,217,050
Permanent Financing No. 4 PLC floater Series 2 Class C, 4.0994% 6/10/42 (f)	1,145,000	1,150,599
Collateralized Mortgage Obligations - continued
	Principal Amount	Value (Note 1)
Private Sponsor - continued
Permanent Financing No. 5 PLC floater:
Series 2 Class C, 4.0294% 6/10/42 (f)	$ 390,000	$ 391,828
Series 3 Class C, 4.1994% 6/10/42 (f)	825,000	832,219
Permanent Financing No. 6 PLC floater Series 6:
Class 1C, 3.7294% 6/10/42 (f)	500,000	500,072
Class 2C, 3.8294% 6/10/42 (f)	1,600,000	1,600,701
Permanent Financing No. 7 PLC floater Series 7:
Class 1B, 3.4694% 6/10/42 (f)	2,000,000	1,999,375
Class 1C, 3.6594% 6/10/42 (f)	545,000	544,830
Class 2C, 3.7094% 6/10/42 (f)	1,140,000	1,138,575
Permanent Financing No. 8 PLC floater Series 8:
Class 1C, 3.7475% 6/10/42 (f)	1,035,000	1,034,656
Class 2C, 3.8175% 6/10/42 (f)	1,435,000	1,434,522
Residential Asset Mortgage Products, Inc. sequential pay:
Series 2003-SL1 Class A31, 7.125% 4/25/31	299,187	304,589
Series 2004-SL2 Class A1, 6.5% 10/25/16	128,532	130,577
Residential Finance LP/Residential Finance Development Corp. floater Series 2003-A:
Class B4, 5.15% 3/10/35 (b)(f)	96,351	97,797
Class B5, 5.7% 3/10/35 (b)(f)	96,351	98,499
Residential Funding Securities Corp.:
Series 2003-RP1 Class A1, 3.96% 11/25/34 (f)	119,195	119,685
Series 2003-RP2 Class A1, 3.93% 6/25/33 (b)(f)	202,975	203,758
Sequoia Mortgage Funding Trust Series 2003-A Class AX1, 0.8% 10/21/08 (b)(h)	8,611,532	65,052
Sequoia Mortgage Trust floater:
Series 2003-5 Class A2, 3.41% 9/20/33 (f)	549,955	549,812
Series 2003-7 Class A2, 2.885% 1/20/34 (f)	275,380	275,140
Series 2004-1 Class A, 4.15% 2/20/34 (f)	434,689	434,294
Series 2004-10 Class A4, 3.6681% 11/20/34 (f)	1,267,083	1,265,057
Series 2004-12 Class 1A2, 3.93% 1/20/35 (f)	1,997,935	2,003,410
Series 2004-4 Class A, 3.5881% 5/20/34 (f)	1,532,956	1,529,426
Series 2004-5 Class A3, 3.77% 6/20/34 (f)	508,802	508,405
Series 2004-6:
Class A3A, 4.1475% 6/20/35 (f)	681,844	681,395
Class A3B, 3.16% 7/20/34 (f)	1,363,688	1,362,600
Series 2004-7:
Class A3A, 3.2275% 8/20/34 (f)	724,191	723,603
Class A3B, 3.4525% 7/20/34 (f)	1,406,196	1,411,214
Series 2004-8 Class A2, 3.45% 9/20/34 (f)	2,235,112	2,233,959
Series 2005-1 Class A2, 3.68% 2/20/35 (f)	962,779	962,658
Collateralized Mortgage Obligations - continued
	Principal Amount	Value (Note 1)
Private Sponsor - continued
Sequoia Mortgage Trust floater: - continued
Series 2005-2 Class A2, 3.36% 3/20/35 (f)	$ 1,946,098	$ 1,946,098
Structured Asset Securities Corp. floater Series 2004-NP1 Class A, 3.86% 9/25/33 (b)(f)	230,722	230,868
Thornburg Mortgage Securities Trust floater Series 2004-3 Class A, 3.83% 9/25/34 (f)	2,808,663	2,816,468
WAMU Mortgage pass thru certificates:
sequential pay Series 2002-S6 Class A25, 6% 10/25/32	171,075	171,508
Series 2005 AR11 Class A1C1, 3.6675% 8/25/40 (f)	2,100,000	2,100,000
Washington Mutual Mortgage Securities Corp. sequential pay Series 2003-MS9 Class 2A1, 7.5% 12/25/33	78,782	81,643
Wells Fargo Mortgage Backed Securities Trust:
Series 2004-M Class A3, 4.7024% 8/25/34 (f)	2,575,000	2,563,233
Series 2005-AR10 Class 2A2, 4.111% 6/25/35 (f)	5,290,736	5,216,856
Series 2005-AR12 Class 2A1, 4.322% 7/25/35 (f)	4,674,576	4,635,136
TOTAL PRIVATE SPONSOR		116,370,464
U.S. Government Agency - 3.8%
Fannie Mae:
floater Series 2002-89 Class F, 3.6144% 1/25/33 (f)	151,287	151,520
planned amortization class Series 1993-207 Class G, 6.15% 4/25/23	767,885	777,471
Fannie Mae guaranteed REMIC pass thru certificates:
floater:
Series 2002-11 Class QF, 3.8144% 3/25/32 (f)	194,320	195,777
Series 2002-36 Class FT, 3.8144% 6/25/32 (f)	191,121	192,747
Series 2002-64 Class FE, 3.61% 10/18/32 (f)	102,105	102,578
Series 2002-74 Class FV, 3.7644% 11/25/32 (f)	124,440	125,345
Series 2003-11:
Class DF, 3.7644% 2/25/33 (f)	105,782	106,519
Class EF, 3.7644% 2/25/33 (f)	75,425	75,729
planned amortization class:
Series 2001-62 Class PG, 6.5% 10/25/30	58,759	58,918
Series 2002-11 Class QB, 5.5% 3/25/15	558,895	562,833
Series 2002-28 Class PJ, 6.5% 3/25/31	822,731	823,900
Series 2002-52 Class PA, 6% 4/25/31	22,759	22,846
Series 2002-8 Class PD, 6.5% 7/25/30	249,689	250,738
Series 2003-32 Class PB, 3% 6/25/16	675,385	671,742
Series 2002-50 Class LE, 7% 12/25/29	123,070	124,803
Collateralized Mortgage Obligations - continued
	Principal Amount	Value (Note 1)
U.S. Government Agency - continued
Fannie Mae guaranteed REMIC pass thru certificates: - continued
Series 2004-31 Class IA, 4.5% 6/25/10 (h)	$ 542,525	$ 19,472
Series 2005-15 Class AZ, 5% 3/25/35	1,387,431	1,383,638
Series 2005-28 Class AZ, 5% 4/25/35	960,396	958,297
Freddie Mac planned amortization class:
Series 2091 Class PP, 6% 2/15/27	98,417	98,370
Series 2162 Class PH, 6% 6/15/29	1,775,787	1,831,867
Freddie Mac Multi-class participation certificates Series 3007 Class ZN 4.5% 7/15/25	1,362,420	1,345,405
Freddie Mac Multi-class participation certificates guaranteed:
floater:
Series 2526 Class FC, 3.7881% 11/15/32 (f)	35,449	35,631
Series 2538 Class FB, 3.7881% 12/15/32 (f)	220,147	221,593
Series 2551 Class FH, 3.8381% 1/15/33 (f)	102,120	102,552
planned amortization class:
Series 2316 Class PB, 6.5% 9/15/30	301,240	302,017
Series 2394 Class ND, 6% 6/15/27	114,698	114,938
Series 2395 Class PE, 6% 2/15/30	668,869	673,235
Series 2398 Class DK, 6.5% 1/15/31	93,190	93,337
Series 2410 Class ML, 6.5% 12/15/30	243,261	244,443
Series 2420 Class BE, 6.5% 12/15/30	186,022	186,612
Series 2443 Class TD, 6.5% 10/15/30	214,887	215,999
Series 2461 Class PG, 6.5% 1/15/31	191,266	193,824
Series 2466 Class EC, 6% 10/15/27	18,741	18,717
Series 2483 Class DC, 5.5% 7/15/14	133,003	132,994
Series 2496 Class OC, 5.5% 9/15/14	979,615	983,554
Series 2543 CLass PM, 5.5% 8/15/18	991,487	1,000,708
Series 2614 Class IC, 4.5% 12/15/10 (h)	2,059,705	71,014
Series 2676:
Class KN, 3% 12/15/13	1,935,811	1,912,170
Class QA, 3% 8/15/16	1,550,000	1,536,448
Series 2683 Class UH, 3% 3/15/19	3,549,254	3,512,799
Series 2748 Class IB, 4.5% 3/15/10 (h)	1,265,317	43,404
Series 2776 Class UJ, 4.5% 5/15/20 (h)	584,891	30,246
Series 2828 Class JA, 4.5% 1/15/10	1,615,000	1,618,133
sequential pay:
Series 2430 Class ZE, 6.5% 8/15/27	73,596	73,632
Series 2480 Class QW, 5.75% 2/15/30	61,212	61,175
Series 1803 Class A, 6% 12/15/08	260,767	265,919
Collateralized Mortgage Obligations - continued
	Principal Amount	Value (Note 1)
U.S. Government Agency - continued
Freddie Mac Multi-class participation certificates guaranteed: - continued
Series 2406:
Class FP, 4.3681% 1/15/32 (f)	$ 1,435,000	$ 1,467,531
Class PF, 4.3681% 12/15/31 (f)	1,135,000	1,164,748
Series 2410 Class PF, 4.3681% 2/15/32 (f)	2,600,000	2,659,366
Series 2907 Class HZ, 5% 12/15/34	1,090,633	1,081,224
Series 2949 Clas ZW, 5% 3/15/35	1,572,974	1,574,860
Series 2978 Class EZ, 5.5% 11/15/34	391,223	388,137
3% 3/15/10	1,804,134	1,787,536
Ginnie Mae guaranteed REMIC pass thru securities:
floater Series 2001-21 Class FB, 3.7881% 1/16/27 (f)	141,329	142,154
planned amortization class Series 2002-5 Class PD, 6.5% 5/16/31	388,532	395,792
TOTAL U.S. GOVERNMENT AGENCY		34,186,957
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $150,820,225)		150,557,421
Commercial Mortgage Securities - 4.0%

1301 Avenue of The Americas Trust Series 2000-1301:
Class C, 7.44% 8/3/10 (b)(f)	565,000	564,987
Class D, 7.54% 8/3/10 (b)(f)	750,000	749,983
Banc of America Large Loan, Inc.:
floater:
Series 2003-BBA2:
Class A3, 3.7081% 11/15/15 (b)(f)	340,000	340,214
Class C, 3.8581% 11/15/15 (b)(f)	70,000	70,256
Class D, 3.9381% 11/15/15 (b)(f)	110,000	110,627
Class F, 4.2881% 11/15/15 (b)(f)	80,000	80,562
Class H, 4.7881% 11/15/15 (b)(f)	70,000	70,416
Class J, 5.3381% 11/15/15 (b)(f)	70,000	70,420
Class K, 5.82% 11/15/15 (b)(f)	65,000	64,589
Series 2005-BOCA:
Class H, 4.3381% 12/15/16 (b)(f)	290,000	289,555
Class J, 4.4881% 12/15/16 (b)(f)	140,000	139,786
Class K, 4.7381% 12/15/16 (b)(f)	250,000	249,685
Series 2005-BOCA Class X1, 1.0882% 12/15/16 (b)(f)(h)	109,061,667	1,085,818
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Bayview Commercial Asset Trust floater:
Series 2003-1 Class A, 4.04% 8/25/33 (b)(f)	$ 332,377	$ 336,326
Series 2003-2 Class A, 4.04% 12/25/33 (b)(f)	869,217	879,842
Series 2004-1:
Class A, 3.82% 4/25/34 (b)(f)	498,972	499,849
Class B, 5.36% 4/25/34 (b)(f)	83,162	84,114
Series 2004-2:
Class A, 3.89% 8/25/34 (b)(f)	572,710	575,529
Class M1, 4.04% 8/25/34 (b)(f)	183,446	184,163
Series 2004-3:
Class A1, 3.83% 1/25/35 (b)(f)	810,885	813,723
Class A2, 3.88% 1/25/35 (b)(f)	95,398	95,734
Class M1, 3.96% 1/25/35 (b)(f)	143,097	143,291
Class M2, 4.46% 1/25/35 (b)(f)	95,398	95,966
Series 2005-2A:
Class M1, 3.73% 8/25/35 (b)(f)	184,689	184,689
Class M2, 3.78% 8/25/35 (b)(f)	309,478	309,478
Class M3, 3.8% 8/25/35 (b)(f)	169,714	169,714
Class M4, 3.91% 8/25/35 (b)(f)	154,739	154,739
Bear Stearns Commercial Mortgage Securities, Inc. floater Series 2004-BBA3 Class E, 4.0881% 6/15/17 (b)(f)	960,000	960,087
COMM floater:
Series 2002-FL7:
Class C, 3.8881% 11/15/14 (b)(f)	351,633	351,753
Class F, 4.6881% 11/15/14 (b)(f)	1,000,000	1,001,383
Class H, 5.6381% 11/15/14 (b)(f)	150,000	150,077
Series 2003-FL9 Class B, 3.8881% 11/15/15 (b)(f)	705,064	707,001
Commercial Mortgage pass thru certificates floater:
Series 2004-CNL:
Class A2, 3.6881% 9/15/14 (b)(f)	635,000	635,612
Class G, 4.3681% 9/15/14 (b)(f)	150,000	150,060
Class H, 4.4681% 9/15/14 (b)(f)	160,000	160,064
Class J, 4.9881% 9/15/14 (b)(f)	55,000	55,175
Class K, 5.3881% 9/15/14 (b)(f)	85,000	85,175
Class L, 5.5881% 9/15/14 (b)(f)	70,000	69,966
Series 2004-HTL1:
Class B, 3.8381% 7/15/16 (b)(f)	46,895	46,928
Class D, 3.9381% 7/15/16 (b)(f)	102,330	102,344
Class E, 4.1381% 7/15/16 (b)(f)	72,473	72,500
Class F, 4.1881% 7/15/16 (b)(f)	76,740	76,789
Class H, 4.6881% 7/15/16 (b)(f)	225,918	225,994
Class J, 4.8381% 7/15/16 (b)(f)	85,230	85,259
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Commercial Mortgage pass thru certificates floater: - continued
Series 2004-HTL1:
Class K, 5.7381% 7/15/16 (b)(f)	$ 1,470,333	$ 1,469,696
Commercial Mortgage Pass-Through Certificates floater Series 2005-F10A:
Class B, 3.6181% 4/15/17 (b)(f)	1,005,000	1,005,000
Class C, 3.6581% 4/15/17 (b)(f)	425,000	425,000
Class D, 3.6981% 4/15/17 (b)(f)	345,000	345,000
Class E, 3.7581% 4/15/17 (b)(f)	260,000	260,000
Class F, 3.7981% 4/15/17 (b)(f)	145,000	145,000
Class G, 3.9381% 4/15/17 (b)(f)	145,000	145,000
Class H, 4.0081% 4/15/17 (b)(f)	145,000	145,000
Class I, 4.2381% 4/15/17 (b)(f)	50,000	50,000
Class MOA3, 3.6881% 3/15/20 (b)(f)	650,000	650,000
CS First Boston Mortgage Securities Corp.:
floater:
Series 2002-TFLA Class C, 3.9688% 11/18/12 (b)(f)	255,000	254,995
Series 2003-TF2A Class A2, 3.7081% 11/15/14 (b)(f)	700,000	700,523
Series 2004-FL1 Class B, 3.8381% 5/15/14 (b)(f)	1,000,000	1,000,496
Series 2004-HC1:
Class A2, 3.8881% 12/15/21 (b)(f)	175,000	175,000
Class B, 4.1381% 12/15/21 (b)(f)	455,000	454,999
Series 2004-TF2A Class E, 3.8081% 11/15/19 (b)(f)	640,000	640,990
Series 2004-TFL1:
Class A2, 3.5781% 2/15/14 (b)(f)	505,000	505,150
Class E, 3.9381% 2/15/14 (b)(f)	200,000	200,431
Class F, 3.9881% 2/15/14 (b)(f)	175,000	175,406
Class G, 4.2381% 2/15/14 (b)(f)	125,000	125,374
Class H, 4.4881% 2/15/14 (b)(f)	100,000	100,267
Class J, 4.7881% 2/15/14 (b)(f)	50,000	50,248
Series 2005-TF2A Class F, 3.8881% 11/15/19 (b)(f)	230,000	230,356
Series 2005-TFLA:
Class C, 3.6281% 2/15/20 (b)(f)	800,000	799,998
Class E, 3.7181% 2/15/20 (b)(f)	560,000	559,999
Class F, 3.7681% 2/15/20 (b)(f)	250,000	250,000
Class G, 3.9081% 2/15/20 (b)(f)	70,000	70,000
Class H, 4.1381% 2/15/20 (b)(f)	100,000	100,000
Series 2003-TFLA Class G, 3.7357% 4/15/13 (b)(f)	30,933	30,838
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
GS Mortgage Securities Corp. II floater Series 2005-FL7A Class A1, 3.5% 11/6/19 (b)(f)	$ 1,468,752	$ 1,468,909
John Hancock Tower Mortgage Trust floater Series 2003-C5A Class B, 5.6585% 4/10/15 (b)(f)	420,000	415,178
JP Morgan Chase Commercial Mortgage Security Corp.:
floater Series 2005-FL1A:
Class WH, 3.97% 6/15/19 (b)(f)	490,000	490,015
Class WJ, 4.17% 6/15/19 (b)(f)	305,000	305,009
Class WK, 4.57% 6/15/19 (b)(f)	455,000	455,014
Series 2005-FL1A Class WX1, 1.2068% 6/15/19 (b)(f)(h)	160,000,000	1,731,200
Lehman Brothers Floating Rate Commercial Mortgage Trust floater:
Series 2003-C4A Class H, 6.35% 7/11/15 (b)(f)	406,693	407,710
Series 2003-LLFA:
Class A2, 3.77% 12/16/14 (b)(f)	1,085,000	1,085,718
Class C, 4.08% 12/16/14 (b)(f)	110,000	110,338
Class K1, 5.93% 12/16/14 (b)(f)	435,000	434,222
Merrill Lynch Mortgage Trust Series 2005-GGP1 Class X, 0.1416% 11/15/10 (b)(f)(h)	417,400,000	593,626
Salomon Brothers Mortgage Securities VII, Inc.:
floater:
Series 2001-CDCA Class C, 4.1881% 2/15/13 (b)(f)	1,000,000	980,616
Series 2003-CDCA:
Class HEXB, 5.2881% 2/15/15 (b)(f)	30,000	30,039
Class JEXB, 5.4881% 2/15/15 (b)(f)	50,000	50,065
Class KEXB, 5.8881% 2/15/15 (b)(f)	40,000	40,052
Series 2000-NL1 Class E, 7.0607% 10/15/30 (b)(f)	492,498	494,421
SDG Macerich Properties LP floater Series 2000-1 Class A3, 3.7281% 5/15/09 (b)(f)	500,000	500,225
STRIPS III Ltd./STRIPS III Corp. floater Series 2004-1A Class A, 3.78% 3/24/18 (b)(f)	523,978	523,978
Wachovia Bank Commercial Mortgage Trust floater:
Series 2004-WHL3:
Class A2, 3.5681% 3/15/14 (b)(f)	255,000	255,094
Class E, 3.8881% 3/15/14 (b)(f)	160,000	160,201
Class F, 3.9381% 3/15/14 (b)(f)	130,000	130,157
Class G, 4% 3/15/14 (b)(f)	65,000	65,101
Series 2005-WL5A:
Class KHP1, 3.7381% 1/15/18 (b)(f)	245,000	245,000
Class KHP2, 3.9381% 1/15/18 (b)(f)	245,000	245,000
Class KHP3, 4.2381% 1/15/18 (b)(f)	290,000	290,000
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Wachovia Bank Commercial Mortgage Trust floater: - continued
Series 2005-WL5A:
Class KHP4, 4.3381% 1/15/18 (b)(f)	$ 225,000	$ 225,000
Class KHP5, 4.5381% 1/15/18 (b)(f)	260,000	260,000
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $36,212,804)		36,406,876
Fixed-Income Funds - 31.6%
	Shares
Fidelity Ultra-Short Central Fund (g) (Cost $288,099,439)	2,897,815	288,274,676
Cash Equivalents - 14.9%
	Maturity Amount
Investments in repurchase agreements (Collateralized by U.S. Government Obligations, in a joint trading account at 3.32%, dated 7/29/05 due 8/1/05) (i) (Cost $136,501,000)	$ 136,538,712	136,501,000
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $925,079,760)		925,059,536
NET OTHER ASSETS - (1.2)%		(11,305,773)
NET ASSETS - 100%		$ 913,753,763
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Eurodollar Contracts
114 Eurodollar 90 Day Index Contracts	Sept. 2005	$ 112,867,125	$ (230,506)
112 Eurodollar 90 Day Index Contracts	Dec. 2005	110,805,800	(185,111)
112 Eurodollar 90 Day Index Contracts	March 2006	110,776,400	(234,448)
TOTAL EURODOLLAR CONTRACTS			(650,065)
Sold
Eurodollar Contracts
6 Eurodollar 90 Day Index Contracts	June 2006	5,933,550	3,274
7 Eurodollar 90 Day Index Contracts	Sept. 2006	6,921,862	3,483
6 Eurodollar 90 Day Index Contracts	Dec. 2006	5,932,500	4,251
7 Eurodollar 90 Day Index Contracts	March 2007	6,921,162	4,960
5 Eurodollar 90 Day Index Contracts	June 2007	4,943,438	2,643
4 Eurodollar 90 Day Index Contracts	Sept. 2007	3,954,550	1,984
3 Eurodollar 90 Day Index Contracts	Dec. 2007	2,965,650	1,288
3 Eurodollar 90 Day Index Contracts	March 2008	2,965,575	1,213
2 Eurodollar 90 Day Index Contracts	June 2008	1,976,950	1,692
1 Eurodollar 90 Day Index Contracts	Sept. 2008	988,413	1,182
TOTAL EURODOLLAR CONTRACTS			25,970
			$ (624,095)
Swap Agreements
		Notional Amount	Value
Credit Default Swap

Receive from Citibank, upon default event of DaimlerChrysler NA Holding Corp., par value of the notional amount of DaimlerChrysler NA Holding Corp. 6.5% 11/15/13, and pay quarterly notional amount multiplied by .8%

	June 2007	$ 1,000,000	$ (9,712)
Receive quarterly a fixed rate of .5% multiplied by the notional amount and pay to Deutsche Bank, upon each default event of one of the issues of Dow Jones CDX N.A. Investment Grade 3, par value of the proportional notional amount (e)	March 2010	2,000,000	1,521
Swap Agreements - continued
	Expiration Date	Notional Amount	Value
Credit Default Swap - continued

Receive quarterly a fixed rate of .5% multiplied by the notional amount and pay to Lehman Brothers, Inc., upon each default event of one of the issues of Dow Jones CDX N.A. Investment Grade 3, par value of the proportional notional amount (e)

	March 2010	$ 2,000,000	$ 1,521
Receive quarterly notional amount multiplied by .39% and pay JPMorgan Chase, Inc. upon default event of Fannie Mae, par value of the notional amount of Fannie Mae 4.625% 5/1/13	June 2010	2,600,000	12,917
Receive quarterly notional amount multiplied by .75% and pay Lehman Brothers, Inc. upon default event of AOL Time Warner, Inc., par value of the notional amount of AOL Time Warner, Inc. 6.875% 5/1/12	Sept. 2009	2,000,000	35,867
TOTAL CREDIT DEFAULT SWAP		9,600,000	42,114
Total Return Swap
Receive monthly notional amount multiplied by the nominal spread appreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor plus 10 basis points and pay monthly notional amount multiplied by the nominal spread depreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor with Lehman Brothers, Inc.	Oct. 2005	6,800,000	6,537
Receive monthly notional amount multiplied by the nominal spread appreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor plus 25 basis points and pay monthly notional amount multiplied by the nominal spread depreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor with Lehman Brothers, Inc.	Dec. 2005	4,000,000	4,335
Swap Agreements - continued
	Expiration Date	Notional Amount	Value
Total Return Swap - continued

Receive monthly notional amount multiplied by the nominal spread appreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor plus 30 basis points and pay monthly notional amount multiplied by the nominal spread depreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor with Lehman Brothers, Inc.

	August 2005	$ 4,900,000	$ 4,739
Receive monthly notional amount multiplied by the nominal spread appreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor plus 22 basis points and pay monthly notional amount multiplied by the nominal spread depreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor with Lehman Brothers, Inc.	Jan. 2006	4,900,000	4,499
TOTAL TOTAL RETURN SWAP		20,600,000	20,110
		$ 30,200,000	$ 62,224
Legend
(a) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $59,223,012 or 6.5% of net assets.

(c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $1,480,848.
(e) Dow Jones CDX N.A. Investment Grade 3 is a tradable index of credit default swaps on investment grade debt of U.S. companies.
(f) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(g) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete listing of the fixed-income central fund's holdings is provided at the end of this report.

(h) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.
(i) Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement/ Counterparty	Value
$136,501,000 due 8/1/05 at 3.32%
Banc of America Securities LLC.	$ 27,344,467
Bank of America, National Association	14,204,918
Barclays Capital Inc.	56,819,671
Countrywide Securities Corporation	14,204,918
Morgan Stanley & Co. Incorporated.	20,375,797
UBS Securities LLC	3,551,229
$ 136,501,000

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2005

Assets
Investment in securities, at value (including repurchase agreements of $136,501,000) (cost $925,079,760) - See accompanying schedule		$ 925,059,536
Cash		1,426,263
Receivable for investments sold		1,430,603
Receivable for swap agreements		5,737
Receivable for fund shares sold		1,664,626
Interest receivable		3,070,262
Swap agreements, at value		62,224
Total assets		932,719,251

Liabilities
Payable for investments purchased Regular delivery	$ 13,821,450
Delayed delivery	3,724,762
Payable for fund shares redeemed	750,791
Distributions payable	247,559
Accrued management fee	247,210
Distribution fees payable	846
Payable for daily variation on futures contracts	28,013
Other affiliated payables	116,447
Other payables and accrued expenses	28,410
Total liabilities		18,965,488

Net Assets		$ 913,753,763
Net Assets consist of:
Paid in capital		$ 914,861,233
Undistributed net investment income		26,805
Accumulated undistributed net realized gain (loss) on investments		(557,541)
Net unrealized appreciation (depreciation) on investments		(576,734)
Net Assets		$ 913,753,763

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2005

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($2,556,584 ÷ 254,820 shares)	$ 10.03

Maximum offering price per share (100/98.50 of $10.03)	$ 10.18
Class T: Net Asset Value and redemption price per share ($4,044,195 ÷ 403,077 shares)	$ 10.03

Maximum offering price per share (100/98.50 of $10.03)	$ 10.18

Ultra-Short Bond: Net Asset Value, offering price and redemption price per share ($906,644,323 ÷ 90,395,684 shares)	$ 10.03

Institutional Class: Net Asset Value, offering price and redemption price per share ($508,661 ÷ 50,716 shares)	$ 10.03

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2005

Investment Income
Interest		$ 22,542,691

Expenses
Management fee	$ 3,107,816
Transfer agent fees	1,002,533
Distribution fees	5,884
Accounting fees and expenses	203,379
Fund wide operations fee	39,626
Independent trustees' compensation	3,744
Custodian fees and expenses	9,001
Registration fees	82,647
Audit	33,864
Legal	6,364
Miscellaneous	4,598
Total expenses before reductions	4,499,456
Expense reductions	(434,744)	4,064,712
Net investment income		18,477,979
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(158,516)
Futures contracts	(402,042)
Swap agreements	33,629
Total net realized gain (loss)		(526,929)
Change in net unrealized appreciation (depreciation) on: Investment securities	(563,546)
Futures contracts	(393,848)
Swap agreements	68,110
Total change in net unrealized appreciation (depreciation)		(889,284)
Net gain (loss)		(1,416,213)
Net increase (decrease) in net assets resulting from operations		$ 17,061,766

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2005	Year ended July 31, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 18,477,979	$ 4,702,274
Net realized gain (loss)	(526,929)	327,702
Change in net unrealized appreciation (depreciation)	(889,284)	94,514
Net increase (decrease) in net assets resulting from operations	17,061,766	5,124,490
Distributions to shareholders from net investment income	(18,371,771)	(4,708,387)
Distributions to shareholders from net realized gain	(213,972)	-
Total distributions	(18,585,743)	(4,708,387)
Share transactions - net increase (decrease)	334,021,363	355,546,941
Redemption fees	34,215	56,247
Total increase (decrease) in net assets	332,531,601	356,019,291

Net Assets
Beginning of period	581,222,162	225,202,871
End of period (including undistributed net investment income of $26,805 and distributions in excess of net investment income of $122,365, respectively)	$ 913,753,763	$ 581,222,162

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2005	2004 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.05	$ 10.04
Income from Investment Operations
Net investment income E	.223	.013
Net realized and unrealized gain (loss)	(.026)	.011
Total from investment operations	.197	.024
Distributions from net investment income	(.214)	(.014)
Distributions from net realized gain	(.003)	-
Total distributions	(.217)	(.014)
Redemption fees added to paid in capital E, H	-	-
Net asset value, end of period	$ 10.03	$ 10.05
Total Return B, C, D	1.98%	.24%
Ratios to Average Net Assets G
Expenses before expense reductions	.78%	.85% A
Expenses net of voluntary waivers, if any	.70%	.70% A
Expenses net of all reductions	.70%	.70% A
Net investment income	2.23%	1.11% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,557	$ 316
Portfolio turnover rate	33%	53%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period June 16, 2004 (commencement of sale of shares) to July 31, 2004.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2005	2004 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.05	$ 10.04
Income from Investment Operations
Net investment income E	.222	.013
Net realized and unrealized gain (loss)	(.025)	.010
Total from investment operations	.197	.023
Distributions from net investment income	(.214)	(.013)
Distributions from net realized gain	(.003)	-
Total distributions	(.217)	(.013)
Redemption fees added to paid in capital E, H	-	-
Net asset value, end of period	$ 10.03	$ 10.05
Total Return B, C, D	1.98%	.23%
Ratios to Average Net Assets G
Expenses before expense reductions	.77%	.86% A
Expenses net of voluntary waivers, if any	.70%	.70% A
Expenses net of all reductions	.70%	.70% A
Net investment income	2.23%	1.11% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,044	$ 356
Portfolio turnover rate	33%	53%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period June 16, 2004 (commencement of sale of shares) to July 31, 2004.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Ultra-Short Bond

Years ended July 31,	2005	2004	2003 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.05	$ 10.02	$ 10.00
Income from Investment Operations
Net investment income D	.241	.122	.137
Net realized and unrealized gain (loss)	(.026)	.029	.052
Total from investment operations	.215	.151	.189
Distributions from net investment income	(.232)	(.122)	(.173)
Distributions from net realized gain	(.003)	-	-
Total distributions	(.235)	(.122)	(.173)
Redemption fees added to paid in capital D	- G	.001	.004
Net asset value, end of period	$ 10.03	$ 10.05	$ 10.02
Total Return B, C	2.16%	1.52%	1.94%
Ratios to Average Net Assets F
Expenses before expense reductions	.58%	.62%	.70% A
Expenses net of voluntary waivers, if any	.53%	.55%	.55% A
Expenses net of all reductions	.53%	.55%	.55% A
Net investment income	2.41%	1.21%	1.50% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 906,644	$ 580,174	$ 225,203
Portfolio turnover rate	33%	53%	39% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period August 29, 2002 (commencement of sale of shares) to July 31, 2003.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2005	2004 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.05	$ 10.04
Income from Investment Operations
Net investment income D	.240	.015
Net realized and unrealized gain (loss)	(.026)	.010
Total from investment operations	.214	.025
Distributions from net investment income	(.231)	(.015)
Distributions from net realized gain	(.003)	-
Total distributions	(.234)	(.015)
Redemption fees added to paid in capital	-	-
Net asset value, end of period D, G	$ 10.03	$ 10.05
Total Return B, C	2.15%	.25%
Ratios to Average Net Assets F
Expenses before expense reductions	.58%	.67% A
Expenses net of voluntary waivers, if any	.55%	.55% A
Expenses net of all reductions	.55%	.55% A
Net investment income	2.38%	1.26% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 509	$ 376
Portfolio turnover rate	33%	53%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period June 16, 2004 (commencement of sale of shares) to July 31, 2004.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2005

1. Significant Accounting Policies.

Fidelity Ultra-Short Bond Fund (the fund) is a non-diversified fund of Fidelity Income Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Ultra-Short Bond (the original class), and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds) and fixed-income Central Investment Portfolios (CIPs), collectively referred to as Central Funds, which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund, which are also consistently followed by the Central Funds:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies, including Central Funds, are valued at their net asset value each business day.

Investment Transactions and Income. Security transactions, including the fund's investment activity in the Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income, including distributions from the Central Funds, is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, swap agreements, market discount, financing transactions, losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,412,507
Unrealized depreciation	(1,060,010)
Net unrealized appreciation (depreciation)	352,497
Undistributed ordinary income	65,597

Cost for federal income tax purposes	$ 924,707,039

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	July 31, 2005	July 31, 2004
Ordinary Income	$ 18,371,770	$ 4,708,387
Long-term Capital Gains	213,973	-
Total	$ 18,585,743	$ 4,708,387

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a redemption fee equal to .25% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities - continued

amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. The fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Swap Agreements. The fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Total return swaps are agreements to exchange the return generated by one instrument or index for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, a fund will receive a payment from the counterparty. To the extent it is less, a fund will make a payment to the counterparty. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the

Annual Report

2. Operating Policies - continued

Swap Agreements - continued

underlying instrument, at par, if a credit event occurs during the term of the swap. The fund may enter into credit default swaps in which either it or its counterparty act as guarantors. By acting as the guarantor of a swap, a fund assumes the market and credit risk of the underlying instrument including liquidity and loss of value. Periodic payments and premiums received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with a fund's custodian in compliance with swap contracts. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the fund's Schedule of Investments under the caption "Swap Agreements."

Mortgage Dollar Rolls. To earn additional income, the fund may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities ("mortgage dollar rolls") or the purchase and simultaneous agreement to sell similar securities ("reverse mortgage dollar rolls"). The securities traded are mortgage securities and bear the same interest rate but may be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $383,859,606 and $88,905,991, respectively.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets (effective June 1, 2005, the fund's management contract was amended, reducing the individual fund fee rate to .20% of average net assets) and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .40% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.15%	$ 2,731	$ 145
Class T	0%	.15%	3,153	1,639
			$ 5,884	$ 1,784

Sales Load. FDC receives a front-end sales charge of up to 1.50% for selling Class A and Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A and Class T redemptions. These charges depend on the holding period. The deferred sales charges are.25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 3,708
Class T	2,035
$ 5,743

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund, except for Ultra-Short Bond. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Ultra-Short Bond shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. Under an amended contract effective June 1, 2005, transfer agent fees for the Ultra-Short Bond class consist of an asset based fee and were reduced to a rate of .10% of average net assets. The account fees were eliminated. For the period the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 3,425.19
Class T	3,977.19
Fidelity Ultra-Short Bond	993,980.13
Institutional Class	1,151.11
	$ 1,002,533

Accounting Fees. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month. Effective June 1, 2005, FMR pays these fees.

Fundwide Operations Fee. Pursuant to a new Fundwide Operations and Expense Agreement (FWOE) effective on June 1, 2005, FMR has agreed to provide for fund level expenses (which do not include transfer agent, Rule 12b-1 fees, the compensation of the independent trustees or other extraordinary expenses) in return for a FWOE fee equal to .35% less the total amount of the management fee. The FWOE paid by the fund is reduced by an amount equal to the fees and expenses paid to the independent trustees. For the period, the FWOE fee was equivalent to .005% of average net assets.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM) an affiliate of FMR.

The fund may also invest in CIPs managed by FIMM. The Ultra-Short Central Fund seeks to obtain a high level of current income consistent with preservation of capital by investing in U.S. dollar-denominated money market and investment grade debt securities and repurchase agreements.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Affiliated Central Funds - continued

The fund's Schedule of Investments lists the CIP as an investment of the fund but does not include the underlying holdings of the CIP. Based on its investment objectives, the CIP may invest or participate in various investment vehicles or strategies such as delayed delivery and when-issued securities, derivatives, financing transactions and restricted securities. These strategies are consistent with the investment objectives of the fund and may involve certain economic risks, including the risk that a counterparty to one or more of these transactions may be unable or unwilling to comply with the terms of the governing agreement. This may result in a decline in value of the CIP and the fund.

A complete list of holdings for the CIP is available at the end of this report. In addition, a copy of the CIP's financial statements is available on the EDGAR Database on the SEC's website www.sec.gov, or at the Commission's public reference room in Washington, DC.

The Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $7,392,456 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	.70%	$ 1,540
Class T	.70%	1,515
Ultra-Short Bond	.55%*	425,319
Institutional Class	.55%	295
		$ 428,669

* Effective June 1, 2005 the expense limitation was eliminated for Ultra-Short Bond.

Annual Report

6. Expense Reductions - continued

In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $2,847.

Transfer Agent expense reduction
Ultra-Short Bond	$ 3,228

7. Other.

The fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended July 31,
	2005	2004 A
From net investment income
Class A	$ 41,869	$ 200
Class T	50,050	262
Ultra-Short Bond	18,257,386	4,707,455
Institutional Class	22,466	471
Total	$ 18,371,771	$ 4,708,388
From net realized gain
Class A	$ 407	$ -
Class T	503	-
Ultra-Short Bond	212,634	-
Institutional Class	428	-
Total	$ 213,972	-

A Distributions for Class A, Class T, and Institutional Class are for the period June 16, 2004 (commencement of sale of shares) to July 31, 2004.

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended July 31,		Years ended July 31,
	2005	2004 A	2005	2004 A
Class A
Shares sold	314,954	31,506	$ 3,163,548	$ 316,495
Reinvestment of distributions	3,804	19	38,189	195
Shares redeemed	(95,385)	(78)	(957,951)	(780)
Net increase (decrease)	223,373	31,447	$ 2,243,786	$ 315,910
Class T
Shares sold	597,602	35,358	$ 6,002,298	$ 355,050
Reinvestment of distributions	4,137	26	41,523	262
Shares redeemed	(234,046)	-	(2,350,424)	-
Net increase (decrease)	367,693	35,384	$ 3,693,397	$ 355,312
Ultra-Short Bond
Shares sold	63,063,839	59,927,755	$ 633,315,534	$ 602,349,405
Reinvestment of distributions	1,643,763	418,048	16,499,718	4,203,573
Shares redeemed	(32,055,308)	(25,071,625)	(321,868,107)	(252,053,274)
Net increase (decrease)	32,652,294	35,274,178	$ 327,947,145	$ 354,499,704
Institutional Class
Shares sold	296,985	37,405	$ 2,986,442	$ 375,544
Reinvestment of distributions	2,113	47	21,221	471
Shares redeemed	(285,834)	-	(2,870,628)	-
Net increase (decrease)	13,264	37,452	$ 137,035	$ 376,015

A Share transactions for Class A, Class T, and Institutional Class are for the period June 16, 2004 (commencement of sale of shares) to July 31, 2004.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Income Fund and the Shareholders of Fidelity Ultra-Short Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Ultra-Short Bond Fund (a fund of Fidelity Income Fund) at July 31, 2005 and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Ultra-Short Bond Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 13, 2005

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 320 funds advised by FMR or an affiliate. Mr. McCoy oversees 322 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 311 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc.

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Ms. Johnson serves as President of Fidelity Employer Services Company (FESCO) (2005-present). She is President and a Director of Fidelity Investments Money Management, Inc. (2001-present), FMR Co., Inc. (2001-present), and a Director of FMR Corp. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Ultra-Short Bond (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Co. (1998-2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003-present) and Chief Operating Officer (2002-present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005-present).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the Independent Trustees (2005-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000-present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the Independent Trustees (2001-present). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000-present) and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005-present) or Member of the Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005

Member of the Advisory Board of Fidelity Income Fund. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Income Fund. Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Walter C. Donovan (43)

Year of Election or Appointment: 2005

Vice President of the fund. Mr. Donovan also serves as Vice President of Fidelity's High Income Funds (2005-present), Fidelity's Fixed-Income Funds (2005-present), certain Asset Allocation Funds (2005-present), and certain Balanced Funds (2005-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMRC (2005-present). Previously, Mr. Donovan served as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

David L. Murphy (57)

Year of Election or Appointment: 2005

Vice President of the fund. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002-present), certain Asset Allocation Funds (2003-present), Fidelity's Investment Grade-Bond Funds (2005-present), and Fidelity's Balanced Funds (2005-present). He serves as Senior Vice President (2000-present) and Head (2004-present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of FIMM (2003-present) and a Vice President of FMR (2000-present). Previously, Mr. Murphy served as Money Market Group Leader (2002-2004), Bond Group Leader (2000-2002), and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002). Mr. Murphy joined Fidelity Investments in 1989 as a portfolio manager in the Bond Group.

Thomas J. Silvia (44)

Year of Election or Appointment: 2005

Vice President of the fund. Mr. Silvia also serves as Vice President of Fidelity's Bond Funds (2005-present) and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed-Income Division (2005-present). Previously, Mr. Silvia served as Director of Fidelity's Taxable Bond portfolio managers (2002-2004) and a portfolio manager in the Bond Group (1997-2004).

Andrew J. Dudley (41)

Year of Election or Appointment: 2002

Vice President of the fund. Mr. Dudley also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Dudley managed a variety of Fidelity funds.

Eric D. Roiter (56)

Year of Election or Appointment: 2002

Secretary of the fund. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (45)

Year of Election or Appointment: 2003

Assistant Secretary of the fund. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of the fund. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

Year of Election or Appointment: 2002

Chief Financial Officer of the fund. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002-present) and President of Fidelity Investment Operations (2005-present) which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he served as President (1998-2005). Mr. Hayes serves as President of Fidelity Service Company (2003-present) where he also serves as a Director. Mr. Hayes also served as President of Fidelity Investments Operations Group (FIOG, 2002-2005).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of the fund. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of the fund. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (35)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (58)
Year of Election or Appointment: 2002 Assistant Treasurer of the fund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (51)
Year of Election or Appointment: 2004 Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (50)
Year of Election or Appointment: 2002 Assistant Treasurer of the fund. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (46)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended July 31, 2005, $217,965, or, if subsequently determined to be different, the net capital gain of such year.

A total of 1.22% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Ultra-Short Bond Fund

Each year, typically in June, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Fixed-Income Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its June 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided by Fidelity. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers. The Board also considered the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in June 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using "soft" commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment-grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment-grade taxable bond funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2004, the return of the retail class of the fund, the return of a broad-based securities market index ("benchmark"), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The return of the retail class represents the performance of a class with the lowest 12b-1 fee (not necessarily with the lowest total expenses). (The Advisor classes of the fund, which have higher 12b-1 fees, had less than one year of performance as of December 31, 2004.) The box within the chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. The percentage beaten number noted below the chart corresponds to the percentile box and represents the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the retail class.

Annual Report

Fidelity Ultra-Short Bond Fund Performance Summary vs. Lipper Objective (%):

Cumulative Total Return (%)
2.0
1.8
1.6
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
1.7
1.3
1.3
0.8
1 Year
75th Percentile
Fund Return
Benchmark Return
25th Percentile

% Beaten 56%

Lipper Objective: Ultra-Short Obligations

SEC Benchmark: LB 6 Month Swap

The Board noted that the relative investment performance of the retail class of the fund compared favorably to its Lipper peer group for the one-year period. The Board also noted that the relative investment performance of the retail class of the fund compared favorably to its benchmark for the one-year period.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 35% would mean that 65% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile ("quadrant") in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Ultra-Short Bond - Class A, I, T & Retail

Historical Management Fees vs. Competitive Medians (BP):

Total Mapped Group Median (TMG)
Asset-Size Peer Group Median (ASPG)
Ultra-Short Bond
Fund commenced operations 8/29/02
48
50
43
49
50
43
50
47
43
Dec-02
Dec-03
Dec-04

	Dec-02	Dec-03	Dec-04
TMG %	37%	37%	35%
Funds/Classes	130	137	151
ASPG Quadrant	2nd	2nd	2nd

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

Furthermore, the Board considered that, on May 19, 2005, after the periods shown in the chart above, it had approved an amendment (effective June 1, 2005) to the fund's management contract that lowered the fund's individual fund fee rate from 30 basis points to 20 basis points. The Board considered that, if the lower individual fund fee rate had been in effect in 2004, it would have reduced the fund's management fee rate from 43 basis points to 33 basis points.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

Annual Report

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class T, and Fidelity Ultra-Short Bond Fund (retail class) ranked below its competitive median for 2004, and the total expenses of Institutional Class ranked above its competitive median for 2004. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class. The Board considered that if the lower individual fund fee rate had been in effect in 2004, it would have reduced each class's total expenses by 10 basis points and the total expenses of Institutional Class would have ranked below the median.

The Board also considered that on May 19, 2005, it had approved changes (effective June 1, 2005) in the contractual arrangements for the fund that (i) have the effect of setting the total "fund-level" expenses (including, among certain other expenses, the management fee) for each class at 35 basis points, (ii) lower and limit the "class-level" transfer agent fee for Fidelity Ultra-Short Bond Fund (retail class) to 10 basis points, and (iii) limit the total expenses for Fidelity Ultra-Short Bond Fund (retail class) to 45 basis points. These new contractual arrangements may not be increased without Board approval. The fund's Advisor classes continue to be subject to different class-level expenses (transfer agent fees and 12b-1 fees).

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board noted that because the new contractual arrangements set the total fund-level expenses for each class at 35 basis points, increases or decreases in the management fee due to changes in the group fee rate will not impact total expenses. However, the Board realized that the 35 basis point fee rate was below the lowest management fee available under the old contractual arrangements. The maximum benefit that a decrease in the group fee rate could provide the fund would be a reduction in the management fee to approximately 39 basis points (compared to total fund-level expenses of 35 basis points under the new contractual arrangements).

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Annual Report

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including (Advisor classes only) reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases. The Board also noted that the reduction in the fund's management fee rate from 43 basis points to 33 basis points and the reduction in each class's total expenses by 10 basis points would deliver significant economies to fund shareholders. The Board concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) Fidelity's fund profitability methodology, including additional detail on various cost allocations; (ii) fall-out benefits to Fidelity; and (iii) compensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund's existing Advisory Contracts should be renewed.

Annual Report

The following is a complete listing of investments for Fidelity's fixed-income central fund as of July 31, 2005 which is a direct or indirect investment of Fidelity Ultra-Short Bond Fund.
These underlying holdings of the Fidelity fixed-income central fund are not included in the Schedule of Investments as part of the Financial Statements.

Annual Report

Fidelity Ultra-Short Central Fund

Investments July 31, 2005 (Unaudited)

Showing Percentage of Net Assets

Nonconvertible Bonds - 3.8%
	Principal Amount	Value
CONSUMER DISCRETIONARY - 1.0%
Auto Components - 0.3%
DaimlerChrysler NA Holding Corp.:
3.8594% 9/10/07 (f)	$ 16,665,000	$ 16,698,830
3.8938% 5/24/06 (f)	4,700,000	4,713,691
		21,412,521
Media - 0.7%
Continental Cablevision, Inc. 8.3% 5/15/06	8,000,000	8,248,640
Cox Communications, Inc. (Reg. S) 3.95% 12/14/07 (f)	12,140,000	12,202,691
Liberty Media Corp. 4.91% 9/17/06 (f)	16,694,000	16,786,986
Univision Communications, Inc. 2.875% 10/15/06	8,505,000	8,315,339
		45,553,656
TOTAL CONSUMER DISCRETIONARY		66,966,177
ENERGY - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Valero Energy Corp. 7.375% 3/15/06	11,550,000	11,735,435
FINANCIALS - 1.0%
Capital Markets - 0.1%
State Street Capital Trust II 3.7681% 2/15/08 (f)	10,000,000	10,002,260
Commercial Banks - 0.3%
Wells Fargo & Co. 3.4194% 3/10/08 (f)	16,600,000	16,599,452
Consumer Finance - 0.2%
General Motors Acceptance Corp. 4.87% 10/20/05 (f)	14,765,000	14,786,188
Thrifts & Mortgage Finance - 0.4%
Countrywide Financial Corp. 3.71% 4/11/07 (f)	11,025,000	11,032,034
Residential Capital Corp. 4.835% 6/29/07 (c)(f)	14,150,000	14,164,716
		25,196,750
TOTAL FINANCIALS		66,584,650
TELECOMMUNICATION SERVICES - 1.3%
Diversified Telecommunication Services - 1.2%
British Telecommunications PLC 7.875% 12/15/05	18,145,000	18,397,070
France Telecom SA 7.45% 3/1/06 (a)	5,600,000	5,699,484
GTE Corp. 6.36% 4/15/06	9,000,000	9,126,405
SBC Communications, Inc. 4.389% 6/5/06 (c)	15,315,000	15,319,595
Sprint Capital Corp. 4.78% 8/17/06	6,000,000	6,020,550
Telefonica Europe BV 7.35% 9/15/05	4,500,000	4,517,537
Nonconvertible Bonds - continued
	Principal Amount	Value
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Telefonos de Mexico SA de CV 4.5% 11/19/08	$ 10,240,000	$ 10,092,268
TELUS Corp. yankee 7.5% 6/1/07	6,500,000	6,835,569
		76,008,478
Wireless Telecommunication Services - 0.1%
AT&T Wireless Services, Inc. 7.35% 3/1/06	5,500,000	5,596,976
TOTAL TELECOMMUNICATION SERVICES		81,605,454
UTILITIES - 0.3%
Electric Utilities - 0.2%
Pinnacle West Energy Corp. 4.0044% 4/1/07 (c)(f)	12,800,000	12,800,794
Gas Utilities - 0.1%
NiSource Finance Corp. 7.625% 11/15/05	9,250,000	9,342,213
TOTAL UTILITIES		22,143,007
TOTAL NONCONVERTIBLE BONDS (Cost $249,397,779)		249,034,723
U.S. Government Agency Obligations - 0.0%

Fannie Mae 0% 9/28/05 (e) (Cost $994,579)	1,000,000	994,635
Asset-Backed Securities - 35.2%

Accredited Mortgage Loan Trust:
Series 2004-2 Class A2, 3.76% 7/25/34 (f)	7,964,683	7,978,722
Series 2004-3 Class 2A4, 3.81% 10/25/34 (f)	10,915,000	10,946,584
Series 2004-4 Class A2D, 3.81% 1/25/35 (f)	3,579,364	3,588,366
Series 2005-1:
Class M1, 3.93% 4/25/35 (f)	11,280,000	11,251,882
Class M2, 4.15% 4/25/35 (f)	5,275,000	5,276,901
ACE Securities Corp.:
Series 2002-HE1 Class M1, 4.11% 6/25/32 (f)	1,308,761	1,318,432
Series 2002-HE2 Class M1, 4.31% 8/25/32 (f)	18,631,213	18,704,611
Series 2003-FM1 Class M2, 5.31% 11/25/32 (f)	3,015,000	3,050,466
Series 2003-HS1:
Class M1, 4.21% 6/25/33 (f)	800,000	803,485
Class M2, 5.21% 6/25/33 (f)	856,000	871,093
Asset-Backed Securities - continued
	Principal Amount	Value
ACE Securities Corp.: - continued
Series 2003-NC1 Class M1, 4.24% 7/25/33 (f)	$ 1,600,000	$ 1,611,660
Series 2004-HE1:
Class M1, 3.96% 2/25/34 (f)	2,193,000	2,193,772
Class M2, 4.56% 2/25/34 (f)	2,475,000	2,476,241
Series 2004-OP1:
Class M1, 3.98% 4/25/34 (f)	4,420,000	4,424,344
Class M2, 4.51% 4/25/34 (f)	6,240,000	6,251,080
Series 2005-HE2:
Class M1, 3.9% 4/25/35 (f)	1,530,000	1,527,965
Class M2, 3.91% 4/25/35 (f)	1,803,000	1,796,836
Class M3, 3.94% 4/25/35 (f)	1,040,000	1,038,647
Class M4, 4.1% 4/25/35 (f)	1,340,000	1,338,268
Series 2005-HE3:
Class A2A, 3.56% 5/25/35 (f)	8,063,511	8,063,822
Class A2B, 3.67% 5/25/35 (f)	4,370,000	4,366,352
Series 2005-SD1 Class A1, 3.86% 11/25/50 (f)	2,563,309	2,566,464
Aesop Funding II LLC Series 2005-1A Class A2, 3.49% 4/20/09 (c)(f)	8,800,000	8,765,680
American Express Credit Account Master Trust:
Series 2002-6 Class B, 3.8381% 3/15/10 (f)	5,000,000	5,030,751
Series 2004-1 Class B, 3.6381% 9/15/11 (f)	5,775,000	5,797,723
Series 2004-C Class C, 3.8881% 2/15/12 (c)(f)	17,323,520	17,374,643
Series 2005-1 Class A, 3.4181% 10/15/12 (f)	15,455,000	15,481,600
AmeriCredit Automobile Receivables Trust:
Series 2002-EM Class A4A, 3.67% 6/8/09	25,000,000	24,899,223
Series 2003-AM:
Class A3B, 3.71% 6/6/07 (f)	685,806	685,879
Class A4B, 3.81% 11/6/09 (f)	12,400,000	12,441,657
Series 2003-BX Class A4B, 3.72% 1/6/10 (f)	3,265,000	3,275,694
Series 2003-CF Class A3, 2.75% 10/9/07	12,249,371	12,210,791
Series 2005-1 Class C, 4.73% 7/6/10	15,500,000	15,451,950
Ameriquest Mortgage Securities, Inc.:
Series 2002-3 Class M1, 4.16% 8/25/32 (f)	5,000,000	5,028,248
Series 2003-1:
Class A2, 3.87% 2/25/33 (f)	465,695	465,917
Class M1, 4.36% 2/25/33 (f)	6,150,000	6,197,846
Series 2003-3:
Class M1, 4.26% 3/25/33 (f)	1,590,000	1,603,481
Class S, 5% 9/25/05 (g)	4,457,447	17,215
Series 2003-6:
Class M1, 4.22% 8/25/33 (f)	7,560,000	7,611,224
Asset-Backed Securities - continued
	Principal Amount	Value
Ameriquest Mortgage Securities, Inc.: - continued
Series 2003-6:
Class M2, 5.31% 5/25/33 (f)	$ 2,750,000	$ 2,808,476
Series 2003-AR1 Class M1, 4.61% 1/25/33 (f)	7,000,000	7,072,631
Series 2004-R2:
Class M1, 3.89% 4/25/34 (f)	1,230,000	1,229,949
Class M2, 3.94% 4/25/34 (f)	950,000	949,960
Class M3, 4.01% 4/25/34 (f)	3,500,000	3,499,854
Class M4, 4.51% 4/25/34 (f)	4,500,000	4,499,807
Series 2004-R9 Class A3, 3.78% 10/25/34 (f)	9,340,000	9,359,871
Series 2005-R1:
Class M1, 3.91% 3/25/35 (f)	5,710,000	5,691,308
Class M2, 3.94% 3/25/35 (f)	1,925,000	1,918,868
Series 2005-R2 Class M1, 3.91% 4/25/35 (f)	12,500,000	12,482,516
Amortizing Residential Collateral Trust:
Series 2002-BC3 Class A, 3.79% 6/25/32 (f)	2,411,175	2,418,495
Series 2002-BC6 Class M1, 4.21% 8/25/32 (f)	24,900,000	25,116,817
Series 2002-BC7:
Class M1, 4.1144% 10/25/32 (f)	10,000,000	10,075,000
Class M2, 4.36% 10/25/32 (f)	5,575,000	5,612,067
Series 2003-BC1 Class M2, 4.56% 1/25/32 (f)	758,836	762,333
ARG Funding Corp.:
Series 2005-1A Class A2, 3.53% 4/20/09 (c)(f)	11,000,000	10,975,938
Series 2005-2A Class A2, 3.54% 5/20/09 (c)(f)	5,200,000	5,190,453
Argent Securities, Inc.:
Series 2003-W3 Class M2, 5.26% 9/25/33 (f)	20,000,000	20,599,990
Series 2003-W7 Class A2, 3.85% 3/1/34 (f)	4,505,856	4,515,756
Series 2004-W5 Class M1, 4.06% 4/25/34 (f)	3,960,000	3,964,768
Series 2004-W7:
Class M1, 4.01% 5/25/34 (f)	4,085,000	4,084,827
Class M2, 4.06% 5/25/34 (f)	3,320,000	3,319,860
Asset Backed Securities Corp. Home Equity Loan Trust:
Series 2003-HE2:
Class A2, 3.7681% 4/15/33 (f)	1,158,706	1,159,186
Class M1, 4.2881% 4/15/33 (f)	11,365,000	11,429,103
Series 2003-HE3:
Class M1, 4.2181% 6/15/33 (f)	2,185,000	2,198,827
Class M2, 5.3881% 6/15/33 (f)	10,000,000	10,182,465
Series 2003-HE4 Class M2, 5.3881% 8/15/33 (f)	5,695,000	5,798,650
Series 2003-HE5 Class A2A, 3.7481% 8/15/33 (f)	1,380,797	1,381,390
Series 2003-HE6 Class M1, 4.11% 11/25/33 (f)	3,475,000	3,490,373
Series 2004-HE2 Class M1, 4.01% 4/25/34 (f)	6,060,000	6,070,769
Series 2004-HE3:
Class M1, 4% 6/25/34 (f)	1,450,000	1,454,353
Asset-Backed Securities - continued
	Principal Amount	Value
Asset Backed Securities Corp. Home Equity Loan Trust: - continued
Series 2004-HE3:
Class M2, 4.58% 6/25/34 (f)	$ 3,350,000	$ 3,386,297
Series 2004-HE6 Class A2, 3.82% 6/25/34 (f)	17,398,791	17,435,568
Series 2005-HE2:
Class M1, 3.91% 3/25/35 (f)	8,250,000	8,235,989
Class M2, 3.96% 3/25/35 (f)	2,065,000	2,065,671
Series 2005-HE6 Class A2B, 3.76% 8/25/35 (d)(f)	10,000,000	10,000,000
Bank One Issuance Trust:
Series 2002-B1 Class B1, 3.7681% 12/15/09 (f)	20,655,000	20,741,067
Series 2002-B2 Class B2, 3.7281% 5/15/08 (f)	15,000,000	15,001,929
Series 2002-B3 Class B, 3.7481% 8/15/08 (f)	14,500,000	14,505,871
Series 2002-C1 Class C1, 4.3481% 12/15/09 (f)	7,980,000	8,065,464
Series 2002-C2 Class C2, 4.3781% 5/15/08 (f)	35,785,000	35,817,626
Bayview Financial Acquisition Trust Series 2004-C Class A1, 3.9013% 5/28/44 (f)	8,416,440	8,415,509
Bayview Financial Asset Trust Series 2000-F Class A, 3.9813% 9/28/43 (f)	9,618,786	9,632,318
Bayview Financial Mortgage Loan Trust Series 2004-A Class A, 3.9313% 2/28/44 (f)	5,760,012	5,771,599
Bear Stearns Asset Backed Securities I:
Series 2005-HE2:
Class M1, 3.96% 2/25/35 (f)	6,655,000	6,639,262
Class M2, 4.21% 2/25/35 (f)	2,430,000	2,432,538
Series 2005-HE5 Class 1A1, 3.4244% 6/25/35 (f)	10,884,395	10,884,395
Capital Auto Receivables Asset Trust:
Series 2002-5 Class B, 2.8% 4/15/08	2,894,887	2,868,235
Series 2003-1 Class B, 3.8581% 6/15/10 (c)(f)	5,781,229	5,797,579
Series 2003-2 Class B, 3.6681% 1/15/09 (f)	2,741,542	2,746,505
Series 2005-1 Class B, 3.7631% 6/15/10 (f)	5,725,000	5,730,367
Capital One Auto Finance Trust:
Series 2003-A Class A4B, 3.6681% 1/15/10 (f)	9,630,000	9,654,568
Series 2004-B Class A4, 3.4981% 8/15/11 (f)	16,300,000	16,303,123
Capital One Master Trust:
Series 1999-3 Class B, 3.8681% 9/15/09 (f)	5,000,000	5,004,082
Series 2001-1 Class B, 3.8981% 12/15/10 (f)	19,500,000	19,638,608
Series 2001-8A Class B, 3.9381% 8/17/09 (f)	9,585,000	9,634,206
Series 2002-4A Class B, 3.8881% 3/15/10 (f)	6,000,000	6,028,221
Capital One Multi-Asset Execution Trust:
Series 2002-B1 Class B1, 4.0681% 7/15/08 (f)	17,705,000	17,711,976
Series 2003-B1 Class B1, 4.5581% 2/17/09 (f)	15,470,000	15,566,773
Capital Trust Ltd. Series 2004-1:
Class A2, 3.88% 7/20/39 (c)(f)	2,968,000	2,968,000
Asset-Backed Securities - continued
	Principal Amount	Value
Capital Trust Ltd. Series 2004-1: - continued
Class B, 4.18% 7/20/39 (c)(f)	$ 1,550,000	$ 1,550,000
Class C, 4.53% 7/20/39 (c)(f)	1,994,000	1,994,000
CDC Mortgage Capital Trust:
Series 2001-HE1 Class M1, 4.49% 1/25/32 (f)	4,244,221	4,254,278
Series 2002-HE2 Class M1, 4.16% 1/25/33 (f)	9,278,431	9,309,123
Series 2002-HE3:
Class M1, 4.56% 3/25/33 (f)	21,339,884	21,627,815
Class M2, 5.71% 3/25/33 (f)	9,968,976	10,143,974
Series 2003-HE1:
Class M1, 4.36% 8/25/33 (f)	1,989,998	1,997,574
Class M2, 5.41% 8/25/33 (f)	4,369,996	4,422,084
Series 2003-HE2 Class A, 3.81% 10/25/33 (f)	1,634,377	1,635,405
Series 2003-HE3:
Class M1, 4.16% 11/25/33 (f)	2,254,989	2,271,960
Class M2, 5.21% 11/25/33 (f)	1,719,992	1,753,552
Series 2004-HE2 Class M2, 4.66% 7/26/34 (f)	2,345,000	2,365,939
Chase Credit Card Owner Trust:
Series 2001-6 Class B, 3.8681% 3/16/09 (f)	1,305,000	1,311,169
Series 2002-6 Class B, 3.7381% 1/15/08 (f)	11,850,000	11,852,472
Series 2004-1 Class B, 3.5881% 5/15/09 (f)	4,105,000	4,104,204
Citibank Credit Card Issuance Trust:
Series 2000-C2 Class C2, 4.2488% 10/15/07 (f)	17,500,000	17,511,349
Series 2001-B2 Class B2, 3.8494% 12/10/08 (f)	11,945,000	11,995,341
Series 2002-B1 Class B1, 3.8% 6/25/09 (f)	9,010,000	9,038,878
Series 2002-C1 Class C1, 4.2185% 2/9/09 (f)	17,500,000	17,686,918
Series 2003-B1 Class B1, 3.66% 3/7/08 (f)	25,000,000	25,022,693
Series 2003-C1 Class C1, 4.65% 4/7/10 (f)	17,785,000	18,152,159
Citigroup Mortgage Loan Trust Series 2003-HE4 Class A, 3.87% 12/25/33 (c)(f)	7,985,107	7,985,935
CNH Wholesale Master Note Trust Series 2005-1:
Class A, 3.43% 6/15/11 (f)	18,000,000	18,000,000
Class B, 3.72% 6/15/11 (f)	2,280,000	2,280,000
Countrywide Home Loans, Inc.:
Series 2002-6 Class AV1, 3.89% 5/25/33 (f)	1,499,863	1,503,470
Series 2003-BC1 Class M2, 5.46% 9/25/32 (f)	11,065,000	11,199,451
Series 2003-SD3 Class A1, 3.88% 12/25/32 (c)(f)	927,188	931,926
Series 2004-2 Class M1, 3.96% 5/25/34 (f)	5,200,000	5,206,719
Series 2004-3:
Class 3A4, 3.71% 8/25/34 (f)	530,752	528,596
Class M1, 3.96% 6/25/34 (f)	1,475,000	1,476,356
Series 2004-4:
Class A, 3.83% 8/25/34 (f)	2,524,088	2,526,278
Asset-Backed Securities - continued
	Principal Amount	Value
Countrywide Home Loans, Inc.: - continued
Series 2004-4:
Class M1, 3.94% 7/25/34 (f)	$ 3,650,000	$ 3,653,189
Class M2, 3.99% 6/25/34 (f)	4,395,000	4,398,536
Series 2005-1:
Class 1AV2, 3.66% 7/25/35 (f)	8,780,000	8,775,114
Class M1, 3.88% 8/25/35 (f)	19,600,000	19,563,654
Class MV1, 3.86% 7/25/35 (f)	3,135,000	3,130,219
Class MV2, 3.9% 7/25/35 (f)	3,765,000	3,754,147
Class MV3, 3.94% 7/25/35 (f)	1,560,000	1,557,748
Series 2005-3 Class MV1, 3.88% 8/25/35 (f)	11,125,000	11,103,934
Series 2005-AB1 Class A2, 3.67% 8/25/35 (f)	17,520,000	17,514,797
Series 2005-IM1 Class A1, 3.56% 8/25/34 (d)(f)	17,915,000	17,915,000
CS First Boston Mortgage Securities Corp.:
Series 2003-8 Class A2, 3.85% 4/25/34 (f)	2,663,075	2,674,762
Series 2004-FRE1:
Class A2, 3.81% 4/25/34 (f)	2,689,397	2,689,291
Class M3, 4.11% 4/25/34 (f)	5,885,000	5,884,751
Discover Card Master Trust I Series 2003-4 Class B1, 3.7181% 5/16/11 (f)	8,155,000	8,196,815
Fannie Mae guaranteed REMIC pass thru certificates Series 2004-T5 Class AB3, 3.8305% 5/28/35 (f)	6,957,460	6,959,877
Fieldstone Mortgage Investment Corp.:
Series 2003-1:
Class M1, 4.14% 11/25/33 (f)	1,300,000	1,308,748
Class M2, 5.21% 11/25/33 (f)	700,000	718,600
Series 2004-1 Class M2, 4.56% 1/25/35 (f)	3,700,000	3,741,581
Series 2004-2 Class M2, 4.61% 7/25/34 (f)	9,890,000	9,889,579
Series 2004-3 Class M5, 4.91% 8/25/34 (f)	2,000,000	2,033,830
Series 2005-2 Class 2A1, 3.5% 7/25/36 (d)(f)	16,935,000	16,935,000
First Franklin Mortgage Loan Asset Backed Certificates:
Series 2005-FF2 Class A2A, 3.55% 3/25/35 (f)	7,354,604	7,354,604
Series 2005-FF2 Class M6, 4.16% 3/25/35 (f)	6,950,000	6,950,000
First Franklin Mortgage Loan Trust Series 2004-FF2:
Class M3, 4.01% 3/25/34 (f)	400,000	400,711
Class M4, 4.36% 3/25/34 (f)	300,000	302,647
First USA Credit Card Master Trust Series 2001-4 Class B, 3.75% 1/12/09 (f)	15,000,000	15,026,199
First USA Secured Note Trust Series 2001-3 Class C, 4.4669% 11/19/08 (c)(f)	11,580,000	11,661,421
Ford Credit Auto Owner Trust Series 2003-B Class B2, 3.8181% 10/15/07 (f)	19,600,000	19,671,950
Asset-Backed Securities - continued
	Principal Amount	Value
Ford Credit Floorplan Master Owner Trust Series 2005-1:
Class A, 3.5381% 5/17/10 (f)	$ 9,590,000	$ 9,589,981
Class B, 3.6563% 5/17/10 (f)	2,625,000	2,624,992
Fremont Home Loan Trust:
Series 2004-1:
Class 1A1, 3.68% 2/25/34 (f)	2,669,337	2,669,232
Class M1, 3.91% 2/25/34 (f)	750,000	749,968
Class M2, 3.96% 2/25/34 (f)	800,000	799,966
Series 2004-C Class 2A2, 4.01% 8/25/34 (f)	10,000,000	10,101,993
Series 2005-2 Class 2A1, 3.5913% 6/25/35 (f)	15,380,000	15,375,194
Series 2005-A:
Class 2A2, 3.7% 2/25/35 (f)	11,850,000	11,865,657
Class M1, 3.89% 1/25/35 (f)	1,603,000	1,599,854
Class M2, 3.92% 1/25/35 (f)	2,325,000	2,321,531
Class M3, 3.95% 1/25/35 (f)	1,250,000	1,249,947
Class M4, 4.14% 1/25/35 (f)	925,000	927,535
GE Business Loan Trust Series 2003-1 Class A, 3.8181% 4/15/31 (c)(f)	5,499,865	5,531,421
GE Capital Credit Card Master Note Trust Series 2005-2 Class B, 3.5736% 6/15/11 (f)	6,475,000	6,473,058
Gracechurch Card Funding PLC:
Series 5:
Class B, 3.6181% 8/15/08 (f)	1,520,000	1,521,351
Class C, 4.3181% 8/15/08 (f)	5,580,000	5,601,142
Series 6 Class B, 3.5781% 2/17/09 (f)	1,030,000	1,030,901
Series 8 Class C, 3.6721% 6/15/10 (f)	18,450,000	18,450,000
GSAMP Trust:
Series 2002-HE Class M1, 4.68% 11/20/32 (f)	2,882,888	2,928,737
Series 2002-NC1:
Class A2, 3.78% 7/25/32 (f)	54,777	55,099
Class M1, 4.1% 7/25/32 (f)	8,861,000	8,920,491
Series 2003-FM1 Class M1, 4.25% 3/20/33 (f)	15,000,000	15,136,310
Series 2004-FM1:
Class M1, 4.11% 11/25/33 (f)	2,865,000	2,864,879
Class M2, 4.86% 11/25/33 (f)	1,975,000	2,005,597
Series 2004-FM2:
Class M1, 3.96% 1/25/34 (f)	3,500,000	3,499,853
Class M2, 4.56% 1/25/34 (f)	1,500,000	1,499,936
Class M3, 4.76% 1/25/34 (f)	1,500,000	1,499,935
Series 2004-HE1:
Class M1, 4.01% 5/25/34 (f)	4,045,000	4,044,829
Class M2, 4.61% 5/25/34 (f)	1,750,000	1,766,258
Asset-Backed Securities - continued
	Principal Amount	Value
GSAMP Trust: - continued
Series 2005-9 Class 2A1, 3.5287% 8/25/35 (f)	$ 17,530,000	$ 17,530,000
Series 2005-FF2 Class M5, 4.09% 3/25/35 (f)	3,500,000	3,500,000
Series 2005-HE2 Class M, 3.89% 3/25/35 (f)	8,780,000	8,749,867
Series 2005-NC1 Class M1, 3.91% 2/25/35 (f)	9,010,000	8,987,296
Guggenheim Structured Real Estate Funding Ltd. Series 2005-1 Class C, 4.3944% 5/25/30 (c)(f)	14,000,000	13,986,652
HFC Home Equity Loan Asset Backed Certificates Series 2005-2:
Class M1, 3.97% 1/20/34 (f)	3,225,000	3,225,000
Class M2, 4% 1/20/34 (f)	2,415,000	2,415,000
Home Equity Asset Trust:
Series 2002-2 Class M1, 4.26% 6/25/32 (f)	10,000,000	10,017,090
Series 2002-3 Class A5, 3.9% 2/25/33 (f)	854,528	855,194
Series 2002-4 Class A3, 3.94% 3/25/33 (f)	1,237,388	1,238,074
Series 2002-5:
Class A3, 3.98% 5/25/33 (f)	2,866,793	2,872,821
Class M1, 4.66% 5/25/33 (f)	13,800,000	13,966,276
Series 2003-1:
Class A2, 3.93% 6/25/33 (f)	4,229,596	4,233,111
Class M1, 4.46% 6/25/33 (f)	8,335,000	8,375,317
Series 2003-2:
Class A2, 3.84% 8/25/33 (f)	228,269	229,139
Class M1, 4.34% 8/25/33 (f)	2,245,000	2,269,298
Series 2003-3:
Class A2, 3.82% 8/25/33 (f)	1,624,262	1,630,339
Class M1, 4.32% 8/25/33 (f)	8,185,000	8,266,814
Series 2003-4:
Class M1, 4.26% 10/25/33 (f)	3,415,000	3,440,384
Class M2, 5.36% 10/25/33 (f)	4,040,000	4,093,038
Series 2003-5:
Class A2, 3.81% 12/25/33 (f)	5,822,876	5,843,440
Class M1, 4.16% 12/25/33 (f)	3,175,000	3,192,660
Class M2, 5.19% 12/25/33 (f)	1,345,000	1,377,487
Series 2003-7 Class A2, 3.84% 3/25/34 (f)	3,430,379	3,438,503
Series 2004-2 Class A2, 3.75% 7/25/34 (f)	6,172,348	6,172,139
Series 2004-3:
Class M1, 4.03% 8/25/34 (f)	2,015,000	2,019,636
Class M2, 4.66% 8/25/34 (f)	2,200,000	2,237,373
Series 2004-4 Class A2, 3.78% 10/25/34 (f)	8,318,527	8,347,783
Series 2004-6 Class A2, 3.81% 12/25/34 (f)	9,249,309	9,278,715
Series 2004-7 Class A3, 3.85% 1/25/35 (f)	2,916,946	2,929,856
Asset-Backed Securities - continued
	Principal Amount	Value
Home Equity Asset Trust: - continued
Series 2005-1:
Class M1, 3.89% 5/25/35 (f)	$ 9,705,000	$ 9,697,565
Class M2, 3.91% 5/25/35 (f)	5,780,000	5,763,067
Class M3, 3.96% 5/25/35 (f)	5,825,000	5,808,344
Series 2005-2:
Class 2A2, 3.66% 7/25/35 (f)	13,170,000	13,163,182
Class M1, 3.91% 7/25/35 (f)	10,085,000	10,075,362
Series 2005-3 Class M1, 3.87% 8/25/35 (f)	9,450,000	9,434,700
Series 2005-5 Class 2A2, 3.65% 11/25/35 (d)(f)	15,000,000	14,968,605
Household Affinity Credit Card Master Note Trust I Series 2003-3 Class B, 3.6781% 8/15/08 (f)	10,000,000	10,018,071
Household Credit Card Master Trust I Series 2002-1 Class B, 4.0381% 7/15/08 (f)	22,589,000	22,608,682
Household Home Equity Loan Trust:
Series 2002-2 Class A, 3.73% 4/20/32 (f)	3,295,048	3,298,089
Series 2002-3 Class A, 3.88% 7/20/32 (f)	2,678,218	2,681,775
Series 2003-1 Class M, 4.06% 10/20/32 (f)	770,987	771,866
Series 2003-2:
Class A, 3.76% 9/20/33 (f)	2,892,082	2,897,777
Class M, 4.01% 9/20/33 (f)	1,360,000	1,362,941
Series 2004-1 Class M, 3.95% 9/20/33 (f)	2,708,464	2,713,597
Household Mortgage Loan Trust:
Series 2003-HC1 Class M, 4.08% 2/20/33 (f)	1,742,776	1,748,262
Series 2004-HC1:
Class A, 3.78% 2/20/34 (f)	5,083,992	5,096,702
Class M, 3.93% 2/20/34 (f)	3,073,800	3,073,443
Household Private Label Credit Card Master Note Trust I:
Series 2002-1 Class B, 3.9381% 1/18/11 (f)	8,850,000	8,867,619
Series 2002-2:
Class A, 3.5581% 1/18/11 (f)	9,000,000	9,012,218
Class B, 3.9381% 1/18/11 (f)	14,275,000	14,355,952
Series 2002-3 Class B, 4.6381% 9/15/09 (f)	4,150,000	4,159,262
Ikon Receivables Funding LLC Series 2003-1 Class A3A, 3.6213% 12/17/07 (f)	2,781,207	2,781,863
IXIS Real Estate Capital Trust Series 2005-HE1:
Class A1, 3.71% 6/25/35 (f)	11,646,350	11,645,706
Class M1, 3.93% 6/25/35 (f)	4,100,000	4,094,813
Class M2, 3.95% 6/25/35 (f)	2,775,000	2,766,003
Class M3, 3.98% 6/25/35 (f)	1,975,000	1,972,566
Keycorp Student Loan Trust Series 1999-A Class A2, 3.8% 12/27/09 (f)	16,169,548	16,224,493
Asset-Backed Securities - continued
	Principal Amount	Value
Long Beach Mortgage Loan Trust:
Series 2003-2:
Class AV, 3.78% 6/25/33 (f)	$ 253,078	$ 253,185
Class M1, 4.28% 6/25/33 (f)	19,500,000	19,626,153
Series 2003-3 Class M1, 4.21% 7/25/33 (f)	7,770,000	7,824,625
Series 2004-2:
Class M1, 3.99% 6/25/34 (f)	4,275,000	4,285,404
Class M2, 4.54% 6/25/34 (f)	1,400,000	1,416,723
Series 2005-2 Class 2A2, 3.64% 4/25/35 (f)	12,000,000	11,996,998
MASTR Asset Backed Securities Trust:
Series 2003-NC1:
Class M1, 4.19% 4/25/33 (f)	3,500,000	3,519,270
Class M2, 5.31% 4/25/33 (f)	1,500,000	1,534,429
Series 2004-FRE1 Class M1, 4.01% 7/25/34 (f)	5,223,000	5,238,948
MBNA Asset Backed Note Trust Series 2000-K Class C, 4.1881% 3/17/08 (c)(f)	7,250,000	7,258,700
MBNA Credit Card Master Note Trust:
Series 2001-B1 Class B1, 3.7631% 10/15/08 (f)	30,000,000	30,042,072
Series 2001-B2 Class B2, 3.7481% 1/15/09 (f)	30,353,000	30,429,933
Series 2002-B2 Class B2, 3.7681% 10/15/09 (f)	20,000,000	20,086,600
Series 2002-B3 Class B3, 3.7881% 1/15/08 (f)	15,000,000	15,000,470
Series 2002-B4 Class B4, 3.8881% 3/15/10 (f)	14,800,000	14,916,873
Series 2003-B2 Class B2, 3.7781% 10/15/10 (f)	1,530,000	1,545,569
Series 2003-B3 Class B3, 3.7631% 1/18/11 (f)	1,130,000	1,135,362
Series 2003-B5 Class B5, 3.7581% 2/15/11 (f)	705,000	710,447
MBNA Master Credit Card Trust II:
Series 1998-E Class B, 3.9288% 9/15/10 (f)	7,800,000	7,846,570
Series 1998-G Class B, 3.7881% 2/17/09 (f)	20,000,000	20,043,574
Meritage Mortgage Loan Trust Series 2004-1:
Class M1, 3.96% 7/25/34 (f)	2,125,000	2,124,911
Class M2, 4.01% 7/25/34 (f)	375,000	374,985
Class M3, 4.41% 7/25/34 (f)	775,000	774,967
Class M4, 4.56% 7/25/34 (f)	525,000	524,978
Merrill Lynch Mortgage Investors, Inc. Series 2003-HE1 Class M1, 4.16% 7/25/34 (f)	2,321,000	2,330,928
Morgan Stanley ABS Capital I, Inc.:
Series 2002-NC6 Class M2, 5.56% 11/25/32 (f)	2,370,000	2,441,680
Series 2003-NC5 Class M2, 5.46% 4/25/33 (f)	2,800,000	2,834,138
Series 2003-NC6 Class M2, 5.41% 6/27/33 (f)	12,835,000	13,180,825
Series 2003-NC7 Class M1, 4.16% 6/25/33 (f)	1,785,000	1,791,357
Series 2003-NC8 Class M1, 4.16% 9/25/33 (f)	2,350,000	2,363,472
Series 2004-HE6 Class A2, 3.8% 8/25/34 (f)	7,193,690	7,217,222
Series 2004-NC2 Class M1, 4.01% 12/25/33 (f)	2,595,000	2,599,359
Asset-Backed Securities - continued
	Principal Amount	Value
Morgan Stanley ABS Capital I, Inc.: - continued
Series 2004-NC6 Class A2, 3.8% 7/25/34 (f)	$ 3,163,358	$ 3,170,145
Series 2005-1:
Class M2, 3.93% 12/25/34 (f)	4,425,000	4,417,835
Class M3, 3.98% 12/25/34 (f)	4,000,000	3,998,266
Series 2005-HE1:
Class A3B, 3.68% 12/25/34 (f)	3,885,000	3,889,266
Class M1, 3.91% 12/25/34 (f)	1,100,000	1,102,253
Class M2, 3.93% 12/25/34 (f)	2,970,000	2,966,369
Series 2005-HE2:
Class M1, 3.86% 1/25/35 (f)	2,665,000	2,670,502
Class M2, 3.9% 1/25/35 (f)	1,900,000	1,893,810
Series 2005-NC1:
Class M1, 3.9% 1/25/35 (f)	2,425,000	2,432,731
Class M2, 3.93% 1/25/35 (f)	2,425,000	2,421,056
Class M3, 3.97% 1/25/35 (f)	2,425,000	2,425,850
Morgan Stanley Dean Witter Capital I Trust:
Series 2001-AM1:
Class M1, 4.31% 2/25/32 (f)	1,510,288	1,513,954
Class M2, 4.86% 2/25/32 (f)	7,146,795	7,171,201
Series 2001-NC4:
Class M1, 4.46% 1/25/32 (f)	3,827,881	3,841,816
Series 2002-AM3 Class A3, 3.95% 2/25/33 (f)	1,426,624	1,430,581
Series 2002-HE1 Class M1, 4.06% 7/25/32 (f)	5,860,000	5,893,149
Series 2002-HE2 Class M1, 4.16% 8/25/32 (f)	9,925,000	9,970,606
Series 2002-NC3 Class A3, 3.8% 8/25/32 (f)	396,299	397,573
Series 2002-OP1 Class M1, 4.21% 9/25/32 (f)	3,894,745	3,917,849
Series 2003-NC1:
Class M1, 4.51% 11/25/32 (f)	2,555,000	2,572,380
Class M2, 5.51% 11/25/32 (f)	1,880,000	1,899,041
New Century Home Equity Loan Trust:
Series 2003-2:
Class A2, 3.89% 1/25/33 (f)	341,254	341,436
Class M2, 5.46% 1/25/33 (f)	4,600,000	4,667,174
Series 2003-6 Class M1, 4.18% 1/25/34 (f)	5,180,000	5,202,952
Series 2005-1:
Class M1, 3.91% 3/25/35 (f)	4,395,000	4,392,950
Class M2, 3.94% 3/25/35 (f)	4,395,000	4,384,834
Class M3, 3.98% 3/25/35 (f)	2,120,000	2,120,796
Nissan Auto Lease Trust:
Series 2003-A Class A3A, 3.5281% 6/15/09 (f)	13,621,752	13,633,434
Series 2004-A Class A4A, 3.4581% 6/15/10 (f)	10,570,000	10,582,978
Asset-Backed Securities - continued
	Principal Amount	Value
NovaStar Home Equity Loan Series 2004-1:
Class M1, 3.91% 6/25/34 (f)	$ 1,450,000	$ 1,451,222
Class M4, 4.435% 6/25/34 (f)	2,435,000	2,439,150
Ocala Funding LLC Series 2005-1A Class A, 4.93% 3/20/10 (c)(f)	3,675,000	3,675,000
Ownit Mortgage Loan Asste-Backed Certificates Series 2005-3 Class A2A, 3.5% 6/25/36 (f)	15,500,000	15,500,000
Park Place Securities, Inc.:
Series 2004-WCW1:
Class M1, 4.09% 9/25/34 (f)	3,745,000	3,756,721
Class M2, 4.14% 9/25/34 (f)	1,755,000	1,764,326
Class M3, 4.71% 9/25/34 (f)	3,355,000	3,396,745
Class M4, 4.91% 9/25/34 (f)	4,700,000	4,767,614
Series 2004-WCW2 Class A2, 3.84% 10/25/34 (f)	7,952,623	7,976,111
Series 2005-WCH1:
Class A3B, 3.68% 1/25/35 (f)	2,775,000	2,779,908
Class M2, 3.98% 1/25/35 (f)	4,175,000	4,166,539
Class M3, 4.02% 1/25/35 (f)	3,290,000	3,292,599
Class M5, 4.34% 1/25/35 (f)	3,095,000	3,104,620
Series 2005-WHQ2 Class M7, 4.71% 5/25/35 (f)	5,950,000	5,930,787
People's Choice Home Loan Securities Trust Series 2005-2:
Class A1, 3.57% 9/25/24 (f)	7,475,790	7,475,790
Class M4, 4.09% 5/25/35 (f)	6,000,000	6,000,000
Providian Gateway Master Trust Series 2002-B Class A, 4.0881% 6/15/09 (c)(f)	15,000,000	15,039,393
Residental Asset Securities Corp.:
Series 2005-KS4 Class M2, 4.04% 4/25/35 (f)	1,040,000	1,037,610
Series 2005-KS7 Class A1, 3.4781% 8/25/35 (f)	10,515,000	10,512,897
Residential Asset Mortgage Products, Inc. Series 2004-RS10 Class MII2, 4.71% 10/25/34 (f)	5,500,000	5,566,857
Salomon Brothers Mortgage Securities VII, Inc. Series 2003-HE1 Class A, 3.86% 4/25/33 (f)	818,316	822,076
Saxon Asset Securities Trust:
Series 2004-1 Class M1, 3.99% 3/25/35 (f)	4,415,000	4,413,887
Series 2004-2 Class MV1, 4.04% 8/25/35 (f)	4,495,000	4,501,043
Sears Credit Account Master Trust II:
Series 2001-1 Class B, 3.8131% 2/15/10 (f)	10,000,000	9,987,143
Series 2002-4:
Class A, 3.5181% 8/18/09 (f)	27,000,000	26,999,603
Class B, 3.8131% 8/18/09 (f)	33,300,000	33,301,149
Series 2002-5 Class B, 4.6381% 11/17/09 (f)	30,000,000	30,062,976
Asset-Backed Securities - continued
	Principal Amount	Value
Securitized Asset Backed Receivables LLC Trust Series 2004-NC1 Class M1, 3.98% 2/25/34 (f)	$ 2,910,000	$ 2,909,256
Specialty Underwriting & Residential Finance Series 2003-BC4 Class M1, 4.06% 11/25/34 (f)	1,810,000	1,818,452
Structured Asset Securities Corp. Series 2004-GEL1 Class A, 3.82% 2/25/34 (f)	1,043,424	1,043,422
Superior Wholesale Inventory Financing Trust VII Series 2003-A8 Class CTFS, 3.8381% 3/15/11 (c)(f)	10,835,000	10,828,228
Superior Wholesale Inventory Financing Trust XII Series 2005-A12 Class C, 4.46% 6/15/10 (f)	6,840,000	6,839,945
Terwin Mortgage Trust:
Series 2003-4HE Class A1, 3.89% 9/25/34 (f)	2,878,990	2,894,593
Series 2003-6HE Class A1, 3.93% 11/25/33 (f)	1,784,384	1,788,543
Series 2005-14HE Class AF1, 3.9753% 7/25/36 (d)(f)	8,635,000	8,633,296
TOTAL ASSET-BACKED SECURITIES (Cost $2,293,954,229)		2,300,747,332
Collateralized Mortgage Obligations - 16.9%

Private Sponsor - 13.7%
Adjustable Rate Mortgage Trust floater:
Series 2004-2 Class 7A3, 3.86% 2/25/35 (f)	9,374,471	9,396,037
Series 2004-4 Class 5A2, 3.86% 3/25/35 (f)	3,780,419	3,787,953
Series 2005-1 Class 5A2, 3.79% 5/25/35 (f)	6,187,250	6,191,166
Series 2005-2:
Class 6A2, 3.74% 6/25/35 (f)	2,930,592	2,932,491
Class 6M2, 3.94% 6/25/35 (f)	10,145,000	10,145,010
Series 2005-3 Class 8A2, 3.7% 7/25/35 (f)	19,199,197	19,211,695
Series 2005-4 Class 7A2, 3.69% 8/25/35 (f)	9,011,457	9,003,527
Series 2005-8 Class 7A2, 3.77% 11/25/35 (f)	7,660,000	7,660,000
Bear Stearns Alt-A Trust floater:
Series 2005-1 Class A1, 3.74% 1/25/35 (f)	20,354,186	20,354,186
Series 2005-2 Class 1A1, 3.71% 3/25/35 (f)	14,961,065	14,961,065
Series 2005-5 Class 1A1, 3.68% 7/25/35 (f)	18,707,862	18,696,170
Countrywide Alternative Loan Trust planned amortization class Series 2003-5T2 Class A2, 3.86% 5/25/33 (f)	5,545,033	5,548,017
Countrywide Home Loans, Inc. floater:
Series 2004-16 Class A1, 3.86% 9/25/34 (f)	10,335,456	10,325,843
Series 2005-1 Class 2A1, 3.75% 3/25/35 (f)	14,617,171	14,617,171
CS First Boston Mortgage Securities Corp. floater:
Series 2004-AR2 Class 6A1, 3.86% 3/25/34 (f)	5,338,263	5,334,945
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
Private Sponsor - continued
CS First Boston Mortgage Securities Corp. floater: - continued
Series 2004-AR3 Class 6A2, 3.83% 4/25/34 (f)	$ 2,226,193	$ 2,228,162
Series 2004-AR4 Class 5A2, 3.83% 5/25/34 (f)	2,066,310	2,065,052
Series 2004-AR5 Class 11A2, 3.83% 6/25/34 (f)	2,987,552	2,981,472
Series 2004-AR6 Class 9A2, 3.83% 10/25/34 (f)	3,981,028	3,983,412
Series 2004-AR7 Class 6A2, 3.84% 8/25/34 (f)	5,801,660	5,806,785
Series 2004-AR8 Class 8A2, 3.84% 9/25/34 (f)	4,630,225	4,638,807
First Horizon Mortgage Passthru Trust floater Series 2004-FL1 Class 2A1, 3.95% 12/25/34 (f)	4,384,853	4,379,779
Granite Master Issuer PLC floater:
Series 2005-1:
Class A3, 3.51% 12/21/24 (f)	5,300,000	5,299,006
Class B1, 3.56% 12/20/54 (f)	7,050,000	7,047,577
Class M1, 3.66% 12/20/54 (f)	5,300,000	5,298,178
Series 2005-2 Class C1, 3.7857% 12/20/54 (f)	7,975,000	7,972,508
Granite Mortgages PLC floater:
Series 2004-1:
Class 1B, 3.64% 3/20/44 (f)	1,415,000	1,414,844
Class 1C, 4.33% 3/20/44 (f)	4,075,000	4,091,219
Class 1M, 3.84% 3/20/44 (f)	4,935,000	4,938,751
Series 2004-2:
Class 1A2, 3.5% 6/20/28 (f)	5,384,259	5,384,932
Class 1B, 3.6% 6/20/44 (f)	1,018,055	1,018,309
Class 1C, 4.13% 6/20/44 (f)	3,706,295	3,713,918
Class 1M, 3.71% 6/20/44 (f)	2,722,846	2,724,205
Series 2004-3:
Class 1B, 3.59% 9/20/44 (f)	2,100,000	2,100,210
Class 1C, 4.02% 9/20/44 (f)	5,415,000	5,426,913
Class 1M, 3.7% 9/20/44 (f)	1,200,000	1,200,360
Harborview Mortgage Loan Trust floater Series 2005-2 Class 2A1A, 3.6369% 5/19/35 (f)	11,690,145	11,648,134
Holmes Financing No. 7 PLC floater Series 2 Class M, 4.3988% 7/15/40 (f)	2,560,000	2,564,912
Holmes Financing No. 8 PLC floater Series 2:
Class A, 3.6788% 4/15/11 (f)	25,000,000	25,000,000
Class B, 3.7688% 7/15/40 (f)	2,695,000	2,696,684
Class C, 4.3188% 7/15/40 (f)	10,280,000	10,328,193
Home Equity Asset Trust floater Series 2005-3 Class 2A1, 3.55% 8/25/35 (f)	7,268,025	7,266,230
Homestar Mortgage Acceptance Corp. floater Series 2004-5 Class A1, 3.91% 10/25/34 (f)	4,495,430	4,509,337
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
Private Sponsor - continued
Impac CMB Trust floater:
Series 2004-11 Class 2A2, 3.83% 3/25/35 (f)	$ 8,638,669	$ 8,636,982
Series 2004-6 Class 1A2, 3.85% 10/25/34 (f)	3,481,529	3,487,748
Series 2005-1:
Class M1, 3.92% 4/25/35 (f)	3,223,929	3,220,529
Class M2, 3.96% 4/25/35 (f)	5,644,146	5,639,516
Class M3, 3.99% 4/25/35 (f)	1,384,927	1,383,466
Class M4, 4.21% 4/25/35 (f)	817,334	818,164
Class M5, 4.23% 4/25/35 (f)	817,334	817,174
Class M6, 4.28% 4/25/35 (f)	1,307,734	1,307,479
Series 2005-2 Class 1A2, 3.77% 4/25/35 (f)	13,211,515	13,201,194
Series 2005-3 Class A1, 3.7% 8/25/35 (f)	15,176,045	15,149,962
Series 2005-4 Class 1B1, 4.76% 6/25/35 (f)	5,306,886	5,282,839
Lehman Structured Securities Corp. floater Series 2005-1 Class A2, 3.67% 9/26/45 (c)(f)	16,153,164	16,153,164
MASTR Adjustable Rate Mortgages Trust:
floater Series 2005-1 Class 1A1, 3.73% 3/25/35 (f)	13,405,372	13,396,993
Series 2004-6 Class 4A2, 4.1729% 7/25/34 (f)	5,969,000	5,946,582
Merrill Lynch Mortgage Investors, Inc. floater:
Series 2003-A Class 2A1, 3.85% 3/25/28 (f)	8,079,308	8,122,924
Series 2003-B Class A1, 3.8% 4/25/28 (f)	7,852,610	7,898,403
Series 2003-D Class A, 3.77% 8/25/28 (f)	7,479,616	7,494,804
Series 2003-E Class A2, 3.4425% 10/25/28 (f)	10,687,128	10,687,143
Series 2003-F Class A2, 3.7075% 10/25/28 (f)	12,892,959	12,891,486
Series 2004-A Class A2, 3.6175% 4/25/29 (f)	11,584,437	11,556,917
Series 2004-B Class A2, 3.79% 6/25/29 (f)	8,952,030	8,930,464
Series 2004-C Class A2, 3.95% 7/25/29 (f)	12,856,157	12,825,407
Series 2004-D Class A2, 3.4725% 9/25/29 (f)	9,971,432	9,974,033
Series 2004-E:
Class A2B, 3.7275% 11/25/29 (f)	8,523,921	8,502,874
Class A2D, 3.9175% 11/25/29 (f)	1,982,307	1,991,830
Series 2004-G Class A2, 3.95% 11/25/29 (f)	3,854,828	3,854,422
Series 2005-A Class A2, 3.38% 2/25/30 (f)	10,800,867	10,785,319
Mortgage Asset Backed Securities Trust floater Series 2002-NC1 Class M1, 4.31% 10/25/32 (f)	4,538,551	4,555,535
MortgageIT Trust floater:
Series 2004-2:
Class A1, 3.83% 12/25/34 (f)	4,920,628	4,927,758
Class A2, 3.91% 12/25/34 (f)	6,656,800	6,696,298
Series 2005-2 Class 1A1, 3.72% 5/25/35 (f)	5,093,718	5,097,498
Opteum Mortgage Acceptance Corp. floater Series 2005-3 Class APT, 3.75% 6/25/35 (f)	19,112,336	19,123,533
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
Private Sponsor - continued
Permanent Financing No. 1 PLC floater Series 1 Class 2C, 4.5594% 6/10/42 (f)	$ 1,745,000	$ 1,749,384
Permanent Financing No. 3 PLC floater Series 2 Class C, 4.4294% 6/10/42 (f)	4,845,000	4,893,450
Permanent Financing No. 4 PLC floater Series 2 Class C, 4.0994% 6/10/42 (f)	15,400,000	15,475,306
Permanent Financing No. 5 PLC floater:
Series 2 Class C, 4.0294% 6/10/42 (f)	4,215,000	4,234,760
Series 3 Class C, 4.1994% 6/10/42 (f)	8,890,000	8,967,788
Permanent Financing No. 6 PLC floater Series 6:
Class 1C, 3.7294% 6/10/42 (f)	4,000,000	4,000,572
Class 2C, 3.8294% 6/10/42 (f)	5,350,000	5,352,343
Permanent Financing No. 7 PLC floater Series 7:
Class 1B, 3.4694% 6/10/42 (f)	2,000,000	1,999,375
Class 1C, 3.6594% 6/10/42 (f)	3,840,000	3,838,800
Class 2C, 3.7094% 6/10/42 (f)	8,065,000	8,054,919
Permanent Financing No. 8 PLC floater Series 8:
Class 1C, 3.7475% 6/10/42 (f)	7,165,000	7,162,621
Class 2C, 3.8175% 6/10/42 (f)	9,945,000	9,941,688
Residential Asset Mortgage Products, Inc. sequential pay Series 2003-SL1 Class A31, 7.125% 4/25/31	4,643,507	4,727,342
Residential Finance LP/Residential Finance Development Corp. floater Series 2003-A:
Class B4, 5.15% 3/10/35 (c)(f)	5,492,986	5,575,381
Class B5, 5.7% 3/10/35 (c)(f)	5,684,725	5,811,417
Residential Funding Securities Corp.:
Series 2003-RP1 Class A1, 3.96% 11/25/34 (f)	2,829,110	2,840,739
Series 2003-RP2 Class A1, 3.93% 6/25/33 (c)(f)	3,866,185	3,881,108
Sequoia Mortgage Trust floater:
Series 2003-5 Class A2, 3.41% 9/20/33 (f)	10,999,101	10,996,236
Series 2003-7 Class A2, 2.885% 1/20/34 (f)	9,577,708	9,569,385
Series 2004-1 Class A, 4.15% 2/20/34 (f)	6,379,791	6,373,993
Series 2004-10 Class A4, 3.6681% 11/20/34 (f)	10,424,803	10,408,138
Series 2004-3 Class A, 3.5463% 5/20/34 (f)	10,662,486	10,588,333
Series 2004-4 Class A, 3.5881% 5/20/34 (f)	13,430,919	13,399,990
Series 2004-5 Class A3, 3.77% 6/20/34 (f)	8,904,038	8,897,082
Series 2004-6:
Class A3A, 4.1475% 6/20/35 (f)	8,182,127	8,176,739
Class A3B, 3.16% 7/20/34 (f)	1,022,766	1,021,950
Series 2004-7:
Class A3A, 3.2275% 8/20/34 (f)	7,642,675	7,636,475
Class A3B, 3.4525% 7/20/34 (f)	1,375,260	1,380,167
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
Private Sponsor - continued
Sequoia Mortgage Trust floater: - continued
Series 2004-8 Class A2, 3.45% 9/20/34 (f)	$ 14,155,710	$ 14,148,404
Series 2005-1 Class A2, 3.68% 2/20/35 (f)	7,355,282	7,354,362
Series 2005-2 Class A2, 3.36% 3/20/35 (f)	13,876,523	13,876,523
Series 2005-3 Class A1, 3.46% 5/20/35 (f)	9,217,677	9,217,677
Structured Adjustable Rate Mortgage Loan Trust floater Series 2001-14 Class A1, 3.77% 7/25/35 (f)	11,201,095	11,201,095
Structured Asset Securities Corp. floater Series 2004-NP1 Class A, 3.86% 9/25/33 (c)(f)	2,553,470	2,555,084
Thornburg Mortgage Securities Trust floater Series 2004-3 Class A, 3.83% 9/25/34 (f)	22,068,069	22,129,394
WAMU Mortgage pass thru certificates:
floater Series 2005-AR6 Class 2A-1A, 3.5448% 4/25/45 (f)	6,133,307	6,133,607
Series 2005 AR11 Class A1C1, 3.6675% 8/25/40 (d)(f)	14,400,000	14,400,000
Wells Fargo Mortgage Backed Securities Trust:
Series 2004-M Class A3, 4.7024% 8/25/34 (f)	19,880,000	19,789,156
Series 2005-AR12 Class 2A1, 4.322% 7/25/35 (f)	31,674,772	31,407,532
TOTAL PRIVATE SPONSOR		895,419,920
U.S. Government Agency - 3.2%
Fannie Mae:
floater:
Series 2000-38 Class F, 3.76% 11/18/30 (f)	1,103,802	1,112,055
Series 2000-40 Class FA, 3.8144% 7/25/30 (f)	2,487,156	2,498,099
Series 2002-89 Class F, 3.6144% 1/25/33 (f)	3,630,895	3,636,484
target amortization class Series G94-2 Class D, 6.45% 1/25/24	4,732,822	4,849,182
Fannie Mae guaranteed REMIC pass thru certificates:
floater:
Series 2001-34 Class FR, 3.66% 8/18/31 (f)	2,500,934	2,508,899
Series 2001-44 Class FB, 3.6144% 9/25/31 (f)	2,262,040	2,268,738
Series 2001-46 Class F, 3.66% 9/18/31 (f)	6,514,676	6,552,090
Series 2002-11 Class QF, 3.8144% 3/25/32 (f)	4,517,951	4,551,812
Series 2002-36 Class FT, 3.8144% 6/25/32 (f)	1,503,724	1,516,521
Series 2002-64 Class FE, 3.61% 10/18/32 (f)	2,256,514	2,266,981
Series 2002-65 Class FA, 3.6144% 10/25/17 (f)	2,585,370	2,590,545
Series 2002-74 Class FV, 3.7644% 11/25/32 (f)	8,360,131	8,420,920
Series 2003-11:
Class DF, 3.7644% 2/25/33 (f)	3,173,455	3,195,574
Class EF, 3.7644% 2/25/33 (f)	2,602,157	2,612,658
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
U.S. Government Agency - continued
Fannie Mae guaranteed REMIC pass thru certificates: - continued
floater:
Series 2003-63 Class F1, 3.6144% 11/25/27 (f)	$ 6,387,368	$ 6,390,916
planned amortization class:
Series 1998-63 Class PG, 6% 3/25/27	1,212,661	1,212,198
Series 2001-62 Class PG, 6.5% 10/25/30	4,183,652	4,194,964
Series 2001-76 Class UB, 5.5% 10/25/13	1,378,221	1,379,002
Series 2002-16 Class QD, 5.5% 6/25/14	345,479	346,552
Series 2002-28 Class PJ, 6.5% 3/25/31	4,950,777	4,957,813
Series 2002-8 Class PD, 6.5% 7/25/30	3,569,878	3,584,870
Freddie Mac:
floater Series 2510 Class FE, 3.7881% 10/15/32 (f)	5,998,150	6,032,418
planned amortization class:
Series 2091 Class PP, 6% 2/15/27	1,286,641	1,286,029
Series 2353 Class PC, 6.5% 9/15/15	1,363,169	1,366,992
Freddie Mac Manufactured Housing participation certificates guaranteed floater Series 2338 Class FJ, 3.5881% 7/15/31 (f)	5,197,631	5,199,968
Freddie Mac Multi-class participation certificates guaranteed:
floater:
Series 2474 Class FJ, 3.7381% 7/15/17 (f)	4,556,922	4,564,198
Series 2526 Class FC, 3.7881% 11/15/32 (f)	3,597,778	3,616,182
Series 2538 Class FB, 3.7881% 12/15/32 (f)	6,607,741	6,651,155
Series 2551 Class FH, 3.8381% 1/15/33 (f)	3,358,821	3,373,027
planned amortization class:
Series 2136 Class PE, 6% 1/15/28	12,190,349	12,248,248
Series 2394 Class ND, 6% 6/15/27	1,550,172	1,553,415
Series 2395 Class PE, 6% 2/15/30	5,961,413	6,000,327
Series 2398 Class DK, 6.5% 1/15/31	372,760	373,347
Series 2410 Class ML, 6.5% 12/15/30	2,168,673	2,179,211
Series 2420 Class BE, 6.5% 12/15/30	2,595,889	2,604,122
Series 2443 Class TD, 6.5% 10/15/30	2,962,497	2,977,827
Series 2461 Class PG, 6.5% 1/15/31	2,737,118	2,773,721
Series 2466 Class EC, 6% 10/15/27	257,483	257,163
Series 2483 Class DC, 5.5% 7/15/14	1,861,588	1,861,466
Series 2556 Class PM, 5.5% 2/15/16	1,160,963	1,159,984
Series 2776 Class UJ, 4.5% 5/15/20 (g)	7,104,375	367,384
Series 2828 Class JA, 4.5% 1/15/10	11,880,000	11,903,044
sequential pay:
Series 2430 Class ZE, 6.5% 8/15/27	648,803	649,120
Series 2480 Class QW, 5.75% 2/15/30	871,905	871,370
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
U.S. Government Agency - continued
Freddie Mac Multi-class participation certificates guaranteed: - continued
Series 2406:
Class FP, 4.3681% 1/15/32 (f)	$ 10,270,000	$ 10,502,819
Class PF, 4.3681% 12/15/31 (f)	8,125,000	8,337,955
Series 2410 Class PF, 4.3681% 2/15/32 (f)	18,644,444	19,070,154
Ginnie Mae guaranteed REMIC pass thru securities floater:
Series 2001-46 Class FB, 3.7381% 5/16/23 (f)	2,988,811	3,001,292
Series 2001-50 Class FV, 3.5881% 9/16/27 (f)	9,114,548	9,113,939
Series 2002-24 Class FX, 3.9381% 4/16/32 (f)	2,630,687	2,652,779
Series 2002-31 Class FW, 3.7881% 6/16/31 (f)	3,614,097	3,633,687
Series 2002-5 Class KF, 3.7881% 8/16/26 (f)	617,815	618,278
TOTAL U.S. GOVERNMENT AGENCY		207,447,494
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $1,104,119,465)		1,102,867,414
Commercial Mortgage Securities - 5.8%

1301 Avenue of The Americas Trust Series 2000-1301:
Class C, 7.44% 8/3/10 (c)(f)	5,025,000	5,024,881
Class D, 7.54% 8/3/10 (c)(f)	6,695,000	6,694,844
Banc of America Large Loan, Inc. floater:
Series 2003-BBA2 Class A3, 3.7081% 11/15/15 (c)(f)	5,038,226	5,041,400
Series 2005-BOCA:
Class H, 4.3381% 12/15/16 (c)(f)	2,065,000	2,061,834
Class J, 4.4881% 12/15/16 (c)(f)	1,020,000	1,018,438
Class K, 4.7381% 12/15/16 (c)(f)	6,659,000	6,650,611
Bayview Commercial Asset Trust floater:
Series 2003-1 Class A, 4.04% 8/25/33 (c)(f)	6,644,316	6,723,250
Series 2003-2:
Class A, 4.04% 12/25/33 (c)(f)	13,522,369	13,687,661
Class M1, 4.31% 12/25/33 (c)(f)	2,200,548	2,236,841
Series 2004-1:
Class A, 3.82% 4/25/34 (c)(f)	6,403,472	6,414,728
Class B, 5.36% 4/25/34 (c)(f)	665,296	672,910
Class M1, 4.02% 4/25/34 (c)(f)	582,134	584,681
Class M2, 4.66% 4/25/34 (c)(f)	498,972	504,819
Commercial Mortgage Securities - continued
	Principal Amount	Value
Bayview Commercial Asset Trust floater: - continued
Series 2004-2:
Class A, 3.89% 8/25/34 (c)(f)	$ 6,299,807	$ 6,330,814
Class M1, 4.04% 8/25/34 (c)(f)	2,031,330	2,039,265
Series 2004-3:
Class A1, 3.83% 1/25/35 (c)(f)	6,582,479	6,605,519
Class A2, 3.88% 1/25/35 (c)(f)	914,869	918,092
Class M1, 3.96% 1/25/35 (c)(f)	1,097,080	1,098,564
Class M2, 4.46% 1/25/35 (c)(f)	715,487	719,742
Series 2005-2A:
Class M1, 3.73% 8/25/35 (c)(f)	1,297,812	1,297,812
Class M2, 3.78% 8/25/35 (c)(f)	2,136,399	2,136,399
Class M3, 3.8% 8/25/35 (c)(f)	1,183,006	1,183,006
Class M4, 3.91% 8/25/35 (c)(f)	1,088,166	1,088,166
Bear Stearns Commercial Mortgage Securities, Inc. floater:
Series 2003-BA1A:
Class JFCM, 4.98% 4/14/15 (c)(f)	1,344,296	1,350,087
Class JMM, 4.88% 4/14/15 (c)(f)	1,384,053	1,385,065
Class KFCM, 5.23% 4/14/15 (c)(f)	1,436,661	1,443,179
Class KMM, 5.13% 4/14/15 (c)(f)	1,253,767	1,254,776
Class LFCM, 5.63% 4/14/15 (c)(f)	1,601,905	1,602,545
Class MFCM, 5.93% 4/14/15 (c)(f)	2,218,251	2,219,234
Series 2004-BBA3 Class E, 4.0881% 6/15/17 (c)(f)	10,415,000	10,415,949
Chase Commercial Mortgage Securities Corp. floater Series 2000-FL1A:
Class B, 3.81% 12/12/13 (c)(f)	896,672	897,536
Class C, 4.16% 12/12/13 (c)(f)	1,793,345	1,801,374
COMM floater:
Series 2001-FL5A Class E, 4.8881% 11/15/13 (c)(f)	3,049,546	3,048,573
Series 2002-FL6:
Class F, 4.8381% 6/14/14 (c)(f)	11,163,000	11,190,451
Class G, 5.2881% 6/14/14 (c)(f)	5,000,000	5,000,444
Series 2003-FL9 Class B, 3.8881% 11/15/15 (c)(f)	10,354,700	10,383,149
Commercial Mortgage pass thru certificates floater:
Series 2004-CNL:
Class A2, 3.6881% 9/15/14 (c)(f)	3,570,000	3,573,440
Class G, 4.3681% 9/15/14 (c)(f)	1,345,000	1,345,538
Class H, 4.4681% 9/15/14 (c)(f)	1,430,000	1,430,571
Class J, 4.9881% 9/15/14 (c)(f)	490,000	491,560
Class K, 5.3881% 9/15/14 (c)(f)	770,000	771,587
Class L, 5.5881% 9/15/14 (c)(f)	625,000	624,693
Commercial Mortgage Securities - continued
	Principal Amount	Value
Commercial Mortgage pass thru certificates floater: - continued
Series 2004-HTL1:
Class B, 3.8381% 7/15/16 (c)(f)	$ 495,379	$ 495,732
Class D, 3.9381% 7/15/16 (c)(f)	1,125,628	1,125,788
Class E, 4.1381% 7/15/16 (c)(f)	805,726	806,031
Class F, 4.1881% 7/15/16 (c)(f)	852,671	853,207
Class H, 4.6881% 7/15/16 (c)(f)	2,472,312	2,473,143
Class J, 4.8381% 7/15/16 (c)(f)	950,314	950,633
Class K, 5.7381% 7/15/16 (c)(f)	1,069,720	1,069,257
Commercial Mortgage Pass-Through Certificates floater Series 2005-F10A:
Class B, 3.6181% 4/15/17 (c)(f)	7,080,000	7,080,000
Class C, 3.6581% 4/15/17 (c)(f)	3,006,000	3,006,000
Class D, 3.6981% 4/15/17 (c)(f)	2,440,000	2,440,000
Class E, 3.7581% 4/15/17 (c)(f)	1,821,000	1,821,000
Class F, 3.7981% 4/15/17 (c)(f)	1,035,000	1,035,000
Class G, 3.9381% 4/15/17 (c)(f)	1,035,000	1,035,000
Class H, 4.0081% 4/15/17 (c)(f)	1,035,000	1,035,000
Class I, 4.2381% 4/15/17 (c)(f)	335,000	335,000
Class MOA3, 3.6881% 3/15/20 (c)(f)	4,590,000	4,590,000
CS First Boston Mortgage Securities Corp.:
floater:
Series 2001-TFLA Class G, 5.1381% 12/15/11 (c)(f)	3,720,000	3,702,795
Series 2002-TFLA Class C, 3.9688% 11/18/12 (c)(f)	3,675,000	3,674,923
Series 2003-TF2A Class A2, 3.7081% 11/15/14 (c)(f)	9,500,000	9,507,100
Series 2004-FL1 Class B, 3.8381% 5/15/14 (c)(f)	11,230,000	11,235,571
Series 2004-HC1:
Class A2, 3.8881% 12/15/21 (c)(f)	1,475,000	1,474,997
Class B, 4.1381% 12/15/21 (c)(f)	3,835,000	3,834,992
Series 2004-TF2A Class E, 3.8081% 11/15/19 (c)(f)	4,450,000	4,456,884
Series 2004-TFL1:
Class A2, 3.5781% 2/15/14 (c)(f)	7,005,000	7,007,087
Class E, 3.9381% 2/15/14 (c)(f)	2,800,000	2,806,033
Class F, 3.9881% 2/15/14 (c)(f)	2,325,000	2,330,394
Class G, 4.2381% 2/15/14 (c)(f)	1,875,000	1,880,617
Class H, 4.4881% 2/15/14 (c)(f)	1,400,000	1,403,733
Class J, 4.7881% 2/15/14 (c)(f)	750,000	753,724
Commercial Mortgage Securities - continued
	Principal Amount	Value
CS First Boston Mortgage Securities Corp.: - continued
Series 2005-TF2A Class F, 3.8881% 11/15/19 (c)(f)	$ 1,540,000	$ 1,542,381
Series 2005-TFLA:
Class C, 3.6281% 2/15/20 (c)(f)	5,650,000	5,649,989
Class E, 3.7181% 2/15/20 (c)(f)	3,955,000	3,954,992
Class F, 3.7681% 2/15/20 (c)(f)	1,745,000	1,744,997
Class G, 3.9081% 2/15/20 (c)(f)	505,000	504,998
Class H, 4.1381% 2/15/20 (c)(f)	715,000	714,998
sequential pay Series 1997-C2 Class A2, 6.52% 1/17/35	518,675	522,823
Series 2003-TFLA Class G, 3.7357% 4/15/13 (c)(f)	446,933	445,553
GMAC Commercial Mortgage Securities, Inc. floater Series 2001-FL1A Class E, 4.2% 2/11/11 (c)(f)	264,524	264,175
GS Mortgage Securities Corp. II floater Series 2005-FL7A Class A1, 3.5% 11/6/19 (c)(f)	10,526,054	10,527,180
ISTAR Asset Receivables Trust floater Series 2002-1A Class A2, 3.8613% 5/28/20 (c)(f)	2,727,545	2,728,117
John Hancock Tower Mortgage Trust floater Series 2003-C5A Class B, 5.6585% 4/10/15 (c)(f)	8,245,000	8,150,339
JP Morgan Chase Commercial Mortgage Security Corp.:
floater Series 2005-FL1A:
Class WH, 3.97% 6/15/19 (c)(f)	3,325,000	3,325,100
Class WJ, 4.17% 6/15/19 (c)(f)	2,045,000	2,045,061
Class WK, 4.57% 6/15/19 (c)(f)	3,065,000	3,065,092
Series 2005-FL1A Class WX1, 1.2068% 6/15/19 (c)(f)(g)	240,000,000	2,596,800
Lehman Brothers Floating Rate Commercial Mortgage Trust:
floater:
Series 2003-C4A:
Class F, 5.6% 7/11/15 (c)(f)	813,387	813,822
Class H, 6.35% 7/11/15 (c)(f)	8,267,264	8,287,932
Series 2003-LLFA:
Class A2, 3.77% 12/16/14 (c)(f)	11,700,000	11,707,744
Class B, 3.98% 12/16/14 (c)(f)	4,615,000	4,626,299
Class C, 4.08% 12/16/14 (c)(f)	4,982,000	4,997,311
Series 2005-LLFA Class FAIR, 5.1138% 7/15/19 (c)(d)(f)	4,360,000	4,360,000
Morgan Stanley Dean Witter Capital I Trust floater Series 2002-XLF Class F, 5.49% 8/5/14 (c)(f)	7,603,983	7,603,972
Commercial Mortgage Securities - continued
	Principal Amount	Value
Salomon Brothers Mortgage Securities VII, Inc.:
floater:
Series 2001-CDCA:
Class C, 4.1881% 2/15/13 (c)(f)	$ 10,495,000	$ 10,291,568
Class D, 4.1881% 2/15/13 (c)(f)	4,000,000	3,891,288
Series 2003-CDCA:
Class HEXB, 5.2881% 2/15/15 (c)(f)	770,000	771,001
Class JEXB, 5.4881% 2/15/15 (c)(f)	1,300,000	1,301,690
Class KEXB, 5.8881% 2/15/15 (c)(f)	960,000	961,248
Series 2000-NL1 Class E, 7.0607% 10/15/30 (c)(f)	3,657,956	3,672,236
SDG Macerich Properties LP floater Series 2000-1 Class A3, 3.7281% 5/15/09 (c)(f)	18,000,000	18,008,086
STRIPS III Ltd./STRIPS III Corp. floater Series 2004-1A Class A, 3.78% 3/24/18 (c)(f)	7,263,029	7,263,029
Wachovia Bank Commercial Mortgage Trust floater:
Series 2004-WHL3:
Class A2, 3.5681% 3/15/14 (c)(f)	3,510,000	3,511,290
Class E, 3.8881% 3/15/14 (c)(f)	2,190,000	2,192,749
Class F, 3.9381% 3/15/14 (c)(f)	1,755,000	1,757,120
Class G, 4% 3/15/14 (c)(f)	875,000	876,363
Series 2005-WL5A:
Class KHP1, 3.7381% 1/15/18 (c)(f)	1,745,000	1,745,000
Class KHP2, 3.9381% 1/15/18 (c)(f)	1,745,000	1,745,000
Class KHP3, 4.2381% 1/15/18 (c)(f)	2,060,000	2,060,000
Class KHP4, 4.3381% 1/15/18 (c)(f)	1,600,000	1,600,000
Class KHP5, 4.5381% 1/15/18 (c)(f)	1,855,000	1,855,000
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $378,363,353)		378,866,012
Interfund Loans - 0.1%

With Fidelity Equity-Income Fund, at 3.43442% due 8/1/05 (b) (Cost $8,443,000)	8,443,000	8,443,000
Cash Equivalents - 40.4%
	Maturity Amount	Value
Investments in repurchase agreements (Collateralized by U.S. Government Obligations, in a joint trading account at 3.32%, dated 7/29/05 due 8/1/05) (i)	$ 2,354,814,398	$ 2,354,164,000
With Goldman Sachs & Co. at 3.41%, dated 7/1/05 due 8/23/05 (Collateralized by Mortgage Loan Obligations valued at $295,800,001, 0.9%- 10.36%, 4/18/17 - 6/25/44) (f)(h)	291,455,881	289,998,492
TOTAL CASH EQUIVALENTS (Cost $2,644,164,000)		2,644,162,492
TOTAL INVESTMENT PORTFOLIO - 102.2% (Cost $6,679,436,405)		6,685,115,608
NET OTHER ASSETS - (2.2)%		(140,968,200)
NET ASSETS - 100%		$ 6,544,147,408
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Sold
Eurodollar Contracts
73 Eurodollar 90 Day Index Contracts	Dec. 2005	$ 72,221,638	$ 34,806
49 Eurodollar 90 Day Index Contracts	March 2006	48,464,675	28,036
32 Eurodollar 90 Day Index Contracts	June 2006	31,645,600	16,247
27 Eurodollar 90 Day Index Contracts	Sept. 2006	26,698,612	16,355
26 Eurodollar 90 Day Index Contracts	Dec. 2006	25,707,500	14,421
24 Eurodollar 90 Day Index Contracts	March 2007	23,729,700	12,329
17 Eurodollar 90 Day Index Contracts	June 2007	16,807,688	5,970
16 Eurodollar 90 Day Index Contracts	Sept. 2007	15,818,200	5,711
15 Eurodollar 90 Day Index Contracts	Dec. 2007	14,828,250	5,590
15 Eurodollar 90 Day Index Contracts	March 2008	14,827,875	5,015
8 Eurodollar 90 Day Index Contracts	June 2008	7,907,800	7,518
7 Eurodollar 90 Day Index Contracts	Sept. 2008	6,918,888	6,885
TOTAL EURODOLLAR CONTRACTS			158,883
Swap Agreements
		Notional Amount	Value
Credit Default Swap

Receive from Citibank, upon default event of DaimlerChrysler NA Holding Corp., par value of the notional amount of DaimlerChrysler NA Holding Corp. 6.5% 11/15/13, and pay quarterly notional amount multiplied by .8%

	June 2007	$ 14,000,000	$ (135,972)
Receive quarterly notional amount multiplied by 1.12% and pay Morgan Stanley, Inc. upon default of Comcast Cable Communications, Inc., par value of the notional amount of Comcast Cable Communications, Inc. 6.75% 1/30/11	June 2006	10,000,000	102,057
TOTAL CREDIT DEFAULT SWAP		24,000,000	(33,915)
Swap Agreements - continued
	Expiration Date	Notional Amount	Value
Total Return Swap

Receive monthly notional amount multiplied by the nominal spread appreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor plus 10 basis points and pay monthly notional amount multiplied by the nominal spread depreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor with Lehman Brothers, Inc.

	Oct. 2005	$ 48,200,000	$ 46,335
Receive monthly notional amount multiplied by the nominal spread appreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor plus 25 basis points and pay monthly notional amount multiplied by the nominal spread depreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor with Lehman Brothers, Inc.	Dec. 2005	30,000,000	32,511
Receive monthly notional amount multiplied by the nominal spread appreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor plus 30 basis points and pay monthly notional amount multiplied by the nominal spread depreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor with Lehman Brothers, Inc.	August 2005	35,100,000	33,945
Swap Agreements - continued
	Expiration Date	Notional Amount	Value

Receive monthly notional amount multiplied by the nominal spread appreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor plus 22 basis points and pay monthly notional amount multiplied by the nominal spread depreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor with Lehman Brothers, Inc.

	Jan. 2006	$ 35,100,000	$ 32,229
Receive monthly a return equal to Lehman Brothers ABS Floating Rate Index and pay monthly a floating rate based on the 1- month LIBOR minus 11.1 basis points with Lehman Brothers, Inc.	Nov. 2005	30,000,000	0
TOTAL TOTAL RETURN SWAP		178,400,000	145,020
		$ 202,400,000	$ 111,105
Legend
(a) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(b) Affiliated entity

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $586,119,417 or 9.0% of net assets.

(d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $994,635.
(f) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(g) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.
(h) The maturity amount is based on the rate at period end.
(i) Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement/ Counterparty	Value
$2,354,164,000 due 8/1/05 at 3.32%
Banc of America Securities LLC.	$ 471,596,247
Bank of America, National Association	244,985,063
Barclays Capital Inc.	979,940,254
Countrywide Securities Corporation	244,985,063
Morgan Stanley & Co. Incorporated.	351,411,107
UBS Securities LLC	61,246,266
$ 2,354,164,000
Income Tax Information

At July 31, 2005, the aggregate cost of investment securities for income tax purposes was $6,679,021,266. Net unrealized appreciation aggregated $6,094,342, of which $11,067,257 related to appreciated investment securities and $4,972,915 related to depreciated investment securities.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Investments
Money Management, Inc.

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

ULB-UANN-0905
1.789713.102

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Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

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Fidelity Advisor

Ultra-Short Bond

Fund - Class A and Class T

Annual Report

July 31, 2005

Class A and Class T
are classes of
Fidelity® Ultra-Short Bond Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>
Central Fund Investments	<Click Here>	Complete list of investments for Fidelity's fixed-income central funds.

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2005	Past 1 year	Life of fundA
Class A (incl. 1.50% sales charge) B	0.45%	1.33%
Class T (incl. 1.50% sales charge) C	0.45%	1.33%

A Since August 29, 2002

B Class A shares bear a 0.15% 12b-1 fee. The initial offering of Class A shares took place on June 16, 2004. Returns prior to June 16, 2004 are those of Fidelity Ultra-Short Bond, the original retail class of the fund, which does not bear a 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to June 16, 2004 would have been lower.

C Class T shares bear a 0.15% 12b-1 fee. The initial offering of Class T shares took place on June 16, 2004. Returns prior to June 16, 2004 are those of Fidelity Ultra-Short Bond, the original retail class of the fund, which does not bear a 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to June 16, 2004 would have been lower.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Ultra-Short Bond Fund - Class T on August 29, 2002, when the fund started, and the current 1.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Lehman Brothers® 6 Month Swap Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Andrew Dudley, Portfolio Manager of Fidelity Advisor Ultra-Short Bond Fund

Not unlike the domestic equity markets, taxable bonds swung up and down during the 12 months ending July 31, 2005, rallying early in the period, selling off in late winter, only to advance again in the spring. During the one-year period, the Lehman Brothers® Aggregate Bond Index - a measure of the overall investment-grade bond universe - rose 4.79%. Much of this gain came on the strength of returns from higher-yielding spread sectors, such as investment-grade corporates, reflected in the 5.76% return of the Lehman Brothers Credit Bond Index over the 12-month period. Mortgage-backed securities were spurred on by the relative stability of long-term interest rates, and the Lehman Brothers Mortgage-Backed Securities gained 4.67%. Treasuries also bolstered the overall market, as illustrated by the 4.62% return of the Lehman Brothers U.S. Treasury Index, which moved ahead on a flight to quality as investors continued to ponder the future direction of the U.S. economy. The Lehman Brothers U.S. Agency Index returned a more modest 3.88%.

For the 12 months ending July 31, 2005, the fund's Class A and Class T shares each gained 1.98%, while the Lehman Brothers 6 Month Swap Index returned 2.23% and the LipperSM Ultra-Short Obligation Funds Average returned 1.95%. Benefiting the fund's performance was my yield-curve positioning. I owned more bonds with maturities throughout the zero- to two-year range than the index, which helped as the yield curve flattened. Sector selection also generally was favorable. I kept the fund tilted heavily toward non-government bonds, which were helped by their yield advantage over Treasuries and spread tightening. I held these securities - namely asset-backed bonds and mortgage securities - directly and indirectly through the Fidelity Ultra-Short Central Fund, a diversified internal pool of short-term assets designed to outperform cash-like instruments with similar risk characteristics. Detracting from performance was a small stake in corporate bonds issued by auto companies, which were hurt by credit-rating downgrades.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2005 to July 31, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value February 1, 2005	Ending Account Value July 31, 2005	Expenses Paid During Period* February 1, 2005 to July 31, 2005
Class A
Actual	$ 1,000.00	$ 1,012.00	$ 3.49
HypotheticalA	$ 1,000.00	$ 1,021.32	$ 3.51
Class T
Actual	$ 1,000.00	$ 1,011.90	$ 3.49**
HypotheticalA	$ 1,000.00	$ 1,021.32	$ 3.51**
Ultra-Short Bond
Actual	$ 1,000.00	$ 1,013.00	$ 2.55**
HypotheticalA	$ 1,000.00	$ 1,022.27	$ 2.56**
Institutional Class
Actual	$ 1,000.00	$ 1,012.70	$ 2.74**
HypotheticalA	$ 1,000.00	$ 1,022.07	$ 2.76**

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	.70%
Class T	.70%**
Ultra-Short Bond	.51%**
Institutional Class	.55%**

** If contractual expense reductions, effective June 1, 2005, had been in effect during the period, the annualized expense ratios and the expenses paid in the actual and hypothetical examples above would have been as follows:

	Annualized Expense Ratio	Expenses Paid
Class T	.69%
Actual		$ 3.44
HypotheticalA		$ 3.46
Ultra-Short Bond	.45%
Actual		$ 2.25
HypotheticalA		$ 2.26
Institutional Class	.47%
Actual		$ 2.35
HypotheticalA		$ 2.36

A 5% return per year before expenses

Annual Report

Investment Changes

Quality Diversification (% of fund's net assets)
As of July 31, 2005	As of January 31, 2005
U.S. Government and U.S. Government Agency Obligations 11.0%	U.S. Government and U.S. Government Agency Obligations 19.4%
AAA 26.9%	AAA 23.7%
AA 10.4%	AA 6.5%
A 11.5%	A 11.9%
BBB 11.3%	BBB 10.4%
BB and Below 0.2%	BB and Below 0.1%
Not Rated 2.8%	Not Rated 5.2%
Short-Term Investments and Net Other Assets 25.9%	Short-Term Investments and Net Other Assets 22.8%

We have used ratings from Moody's Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. Securities rated BB or below were rated investment grade at the time of acquisition. The information in the above table is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central fund.

Average Years to Maturity as of July 31, 2005
6 months ago
Years	1.6	1.6
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of July 31, 2005
6 months ago
Years	0.3	0.4

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of July 31, 2005*		As of January 31, 2005**
	Corporate Bonds 6.6%		Corporate Bonds 5.5%
	U.S. Government and U.S. Government Agency Obligations 11.0%		U.S. Government and U.S. Government Agency Obligations 19.4%
	Asset-Backed Securities 33.7%		Asset-Backed Securities 31.5%
	CMOs and Other Mortgage Related Securities 22.8%		CMOs and Other Mortgage Related Securities 20.8%
	Short-Term Investments and Net Other Assets 25.9%		Short-Term Investments and Net Other Assets 22.8%
* Foreign investments	5.3%	** Foreign investments	4.3%
* Futures and Swaps	9.4%	** Futures and Swaps	14.2%

The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investment of Fidelity's fixed-income central fund.

Annual Report

Investments July 31, 2005

Showing Percentage of Net Assets

Nonconvertible Bonds - 5.4%
	Principal Amount	Value (Note 1)
CONSUMER DISCRETIONARY - 1.0%
Auto Components - 0.2%
DaimlerChrysler NA Holding Corp.:
3.8594% 9/10/07 (f)	$ 1,230,000	$ 1,232,497
3.8938% 5/24/06 (f)	800,000	802,330
		2,034,827
Media - 0.8%
British Sky Broadcasting Group PLC (BSkyB) yankee 7.3% 10/15/06	900,000	929,107
Continental Cablevision, Inc. 8.3% 5/15/06	450,000	463,986
Cox Communications, Inc.:
(Reg. S) 3.95% 12/14/07 (f)	1,530,000	1,537,901
7.75% 8/15/06	360,000	371,837
Liberty Media Corp. 4.91% 9/17/06 (f)	3,033,000	3,049,894
Univision Communications, Inc. 2.875% 10/15/06	1,210,000	1,183,017
		7,535,742
TOTAL CONSUMER DISCRETIONARY		9,570,569
ENERGY - 0.6%
Oil, Gas & Consumable Fuels - 0.6%
Duke Energy Field Services LLC 7.5% 8/16/05	1,000,000	1,001,206
Enterprise Products Operating LP 4% 10/15/07	2,670,000	2,625,438
Valero Energy Corp. 7.375% 3/15/06	1,700,000	1,727,294
		5,353,938
FINANCIALS - 1.4%
Capital Markets - 0.0%
State Street Capital Trust II 3.7681% 2/15/08 (f)	300,000	300,068
Commercial Banks - 0.3%
Wells Fargo & Co. 3.4194% 3/10/08 (f)	2,300,000	2,299,924
Consumer Finance - 0.3%
General Motors Acceptance Corp. 4.87% 10/20/05 (f)	2,385,000	2,388,422
Real Estate - 0.4%
EOP Operating LP 8.375% 3/15/06	1,325,000	1,357,928
Simon Property Group LP 7.375% 1/20/06	2,525,000	2,560,416
		3,918,344
Thrifts & Mortgage Finance - 0.4%
Countrywide Financial Corp. 3.71% 4/11/07 (f)	1,575,000	1,576,005
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
FINANCIALS - continued
Thrifts & Mortgage Finance - continued
Countrywide Home Loans, Inc. 3.8175% 6/2/06 (f)	$ 500,000	$ 501,468
Residential Capital Corp. 4.835% 6/29/07 (b)(f)	1,995,000	1,997,075
		4,074,548
TOTAL FINANCIALS		12,981,306
INFORMATION TECHNOLOGY - 0.2%
Communications Equipment - 0.2%
Motorola, Inc. 4.608% 11/16/07	1,700,000	1,699,546
TELECOMMUNICATION SERVICES - 1.3%
Diversified Telecommunication Services - 1.2%
British Telecommunications PLC 7.875% 12/15/05	1,950,000	1,977,089
France Telecom SA 7.45% 3/1/06 (a)	440,000	447,817
GTE Corp. 6.36% 4/15/06	1,000,000	1,014,045
SBC Communications, Inc. 4.389% 6/5/06 (b)	2,265,000	2,265,680
Sprint Capital Corp.:
4.78% 8/17/06	1,000,000	1,003,425
7.125% 1/30/06	500,000	506,454
Telefonica Europe BV 7.35% 9/15/05	500,000	501,949
Telefonos de Mexico SA de CV 4.5% 11/19/08	1,605,000	1,581,845
TELUS Corp. yankee 7.5% 6/1/07	2,000,000	2,103,252
		11,401,556
Wireless Telecommunication Services - 0.1%
AT&T Wireless Services, Inc. 7.35% 3/1/06	900,000	915,869
TOTAL TELECOMMUNICATION SERVICES		12,317,425
UTILITIES - 0.9%
Electric Utilities - 0.7%
DTE Energy Co. 6.45% 6/1/06	165,000	167,721
Pinnacle West Energy Corp. 4.0044% 4/1/07 (b)(f)	1,850,000	1,850,115
Progress Energy, Inc. 6.75% 3/1/06	4,105,000	4,159,954
		6,177,790
Gas Utilities - 0.1%
NiSource Finance Corp. 7.625% 11/15/05	675,000	681,729
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
UTILITIES - continued
Independent Power Producers & Energy Traders - 0.1%
Constellation Energy Group, Inc. 6.35% 4/1/07	$ 910,000	$ 935,558
TOTAL UTILITIES		7,795,077
TOTAL NONCONVERTIBLE BONDS (Cost $49,879,710)		49,717,861
U.S. Government Agency Obligations - 4.8%

Fannie Mae:
2.15% 4/13/06 (d)	9,700,000	9,576,150
3.25% 7/31/06	35,000,000	34,701,930
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $44,467,346)		44,278,080
U.S. Government Agency - Mortgage Securities - 1.1%

Fannie Mae - 1.1%
5.5% 11/1/16 to 2/1/19	5,200,909	5,307,703
6.5% 7/1/16 to 3/1/35	3,181,350	3,295,459
7% 8/1/17 to 5/1/32	1,634,170	1,713,170
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $10,393,053)		10,316,332
Asset-Backed Securities - 22.9%

Accredited Mortgage Loan Trust:
Series 2004-2 Class A2, 3.76% 7/25/34 (f)	659,098	660,260
Series 2004-3 Class 2A4, 3.81% 10/25/34 (f)	1,200,000	1,203,472
Series 2004-4 Class A2D, 3.81% 1/25/35 (f)	432,988	434,077
Series 2005-1:
Class M1, 3.93% 4/25/35 (f)	1,545,000	1,541,149
Class M2, 4.15% 4/25/35 (f)	725,000	725,261
ACE Securities Corp.:
Series 2002-HE2 Class M1, 4.31% 8/25/32 (f)	151,473	152,070
Series 2003-FM1 Class M2, 5.31% 11/25/32 (f)	145,000	146,706
Series 2003-HE1:
Class A2, 3.87% 11/25/33 (f)	193,312	193,549
Class M1, 4.11% 11/25/33 (f)	120,000	120,501
Class M2, 5.16% 11/25/33 (f)	75,000	76,199
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
ACE Securities Corp.: - continued
Series 2003-HS1:
Class M1, 4.21% 6/25/33 (f)	$ 50,000	$ 50,218
Class M2, 5.21% 6/25/33 (f)	50,000	50,882
Series 2003-NC1 Class M1, 4.24% 7/25/33 (f)	100,000	100,729
Series 2004-HE1:
Class M1, 3.96% 2/25/34 (f)	150,000	150,053
Class M2, 4.56% 2/25/34 (f)	175,000	175,088
Series 2005-HE2:
Class M1, 3.9% 4/25/35 (f)	215,000	214,714
Class M2, 3.91% 4/25/35 (f)	250,000	249,145
Class M3, 3.94% 4/25/35 (f)	145,000	144,811
Class M4, 4.1% 4/25/35 (f)	185,000	184,761
Series 2005-HE3:
Class A2A, 3.56% 5/25/35 (f)	1,167,755	1,167,800
Class A2B, 3.67% 5/25/35 (f)	630,000	629,474
Series 2005-SD1 Class A1, 3.86% 11/25/50 (f)	330,485	330,892
Aesop Funding II LLC Series 2005-1A Class A2, 3.49% 4/20/09 (b)(f)	1,200,000	1,195,320
American Express Credit Account Master Trust:
Series 2004-1 Class B, 3.6381% 9/15/11 (f)	410,000	411,613
Series 2004-5 Class B, 3.6381% 4/16/12 (f)	2,150,000	2,155,806
Series 2004-C Class C, 3.8881% 2/15/12 (b)(f)	1,039,411	1,042,479
Series 2005-1 Class A, 3.4181% 10/15/12 (f)	2,185,000	2,188,761
AmeriCredit Automobile Receivables Trust:
Series 2003-AM Class A4B, 3.81% 11/6/09 (f)	600,000	602,016
Series 2003-BX Class A4B, 3.72% 1/6/10 (f)	140,000	140,459
Series 2003-CF Class A3, 2.75% 10/9/07	699,964	697,759
Series 2004-1 Class A3, 3.22% 7/6/08	365,000	362,469
Series 2005-1 Class C, 4.73% 7/6/10	2,500,000	2,492,250
Series 2005-BM ClassA3, 4.05% 1/6/10	1,280,000	1,277,160
Ameriquest Mortgage Securities, Inc.:
Series 2002-4 Class M1, 4.46% 2/25/33 (f)	105,000	105,529
Series 2003-1:
Class A2, 3.87% 2/25/33 (f)	13,876	13,883
Class M1, 4.36% 2/25/33 (f)	500,000	503,890
Series 2003-11 Class M1, 4.15% 1/25/34 (f)	1,535,000	1,549,684
Series 2003-3 Class M1, 4.26% 3/25/33 (f)	75,000	75,636
Series 2003-6:
Class M1, 4.22% 8/25/33 (f)	1,000,000	1,006,776
Class S, 5% 5/25/33 (h)	1,779,006	21,519
Series 2003-7 Class M1, 4.31% 8/25/33 (f)	140,000	142,193
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
Ameriquest Mortgage Securities, Inc.: - continued
Series 2003-AR1 Class M1, 4.61% 1/25/33 (f)	$ 500,000	$ 505,188
Series 2004-R2:
Class M1, 3.89% 4/25/34 (f)	85,000	84,996
Class M2, 3.94% 4/25/34 (f)	75,000	74,997
Series 2004-R9:
Class A3, 3.78% 10/25/34 (f)	1,020,000	1,022,170
Class M2, 4.11% 10/25/34 (f)	720,000	721,638
Class M4, 4.63% 10/25/34 (f)	925,000	939,417
Series 2005-R1:
Class M1, 3.91% 3/25/35 (f)	770,000	767,479
Class M2, 3.94% 3/25/35 (f)	260,000	259,172
Series 2005-R2 Class M1, 3.91% 4/25/35 (f)	1,700,000	1,697,622
Amortizing Residential Collateral Trust:
Series 2002-BC6 Class M1, 4.21% 8/25/32 (f)	100,000	100,871
Series 2002-BC7:
Class M1, 4.1144% 10/25/32 (f)	450,000	453,375
Class M2, 4.36% 10/25/32 (f)	300,000	301,995
Series 2003-BC1 Class M2, 4.56% 1/25/32 (f)	53,547	53,794
ARG Funding Corp.:
Series 2005-1A Class A2, 3.53% 4/20/09 (b)(f)	1,500,000	1,496,719
Series 2005-2A Class A2, 3.54% 5/20/09 (b)(f)	800,000	798,531
Argent Securities, Inc.:
Series 2003-W3 Class M2, 5.26% 9/25/33 (f)	800,000	824,000
Series 2003-W6 Class AV2, 3.83% 1/25/34 (f)	219,651	219,906
Series 2004-W7:
Class M1, 4.01% 5/25/34 (f)	305,000	304,987
Class M2, 4.06% 5/25/34 (f)	250,000	249,989
Asset Backed Funding Certificates Series 2004-HE1 Class M2, 4.61% 1/25/34 (f)	230,000	233,445
Asset Backed Securities Corp. Home Equity Loan Trust:
Series 2003-HE2:
Class A2, 3.7681% 4/15/33 (f)	26,038	26,049
Class M1, 4.2881% 4/15/33 (f)	1,340,000	1,347,558
Series 2003-HE3 Class A2, 3.7381% 6/15/33 (f)	7,668	7,669
Series 2003-HE4 Class M2, 5.3881% 8/15/33 (f)	285,000	290,187
Series 2003-HE5 Class A2A, 3.7481% 8/15/33 (f)	46,027	46,046
Series 2003-HE6 Class M1, 4.11% 11/25/33 (f)	215,000	215,951
Series 2003-HE7 Class A3, 3.7481% 12/15/33 (f)	246,585	247,494
Series 2004-HE6 Class A2, 3.82% 6/25/34 (f)	1,747,159	1,750,852
Series 2005-HE2:
Class M1, 3.91% 3/25/35 (f)	1,105,000	1,103,123
Class M2, 3.96% 3/25/35 (f)	275,000	275,089
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
Bank One Issuance Trust:
Series 2002-B1 Class B1, 3.7681% 12/15/09 (f)	$ 465,000	$ 466,938
Series 2002-B2 Class B2, 3.7281% 5/15/08 (f)	100,000	100,013
Series 2002-B3 Class B, 3.7481% 8/15/08 (f)	500,000	500,202
Series 2002-C1 Class C1, 4.3481% 12/15/09 (f)	675,000	682,229
Series 2002-C2 Class C2, 4.3781% 5/15/08 (f)	2,850,000	2,852,599
Series 2004-C1 Class C1, 3.8881% 11/15/11 (f)	25,000	25,119
Bayview Financial Acquisition Trust Series 2004-C Class A1, 3.9013% 5/28/44 (f)	890,595	890,497
Bayview Financial Asset Trust Series 2000-F Class A, 3.9813% 9/28/43 (f)	240,470	240,808
Bayview Financial Mortgage Loan Trust Series 2004-A Class A, 3.9313% 2/28/44 (f)	427,612	428,472
Bear Stearns Asset Backed Securities I:
Series 2004-BO1:
Class M2, 4.21% 9/25/34 (f)	390,000	392,565
Class M3, 4.51% 9/25/34 (f)	265,000	266,723
Class M4, 4.66% 9/25/34 (f)	225,000	227,761
Class M5, 4.86% 9/25/34 (f)	210,000	213,245
Series 2004-HE9 Class M2, 4.66% 11/25/34 (f)	490,000	492,153
Series 2005-HE2:
Class M1, 3.96% 2/25/35 (f)	905,000	902,860
Class M2, 4.21% 2/25/35 (f)	330,000	330,345
Capital Auto Receivables Asset Trust:
Series 2003-1 Class B, 3.8581% 6/15/10 (b)(f)	139,307	139,701
Series 2005-1 Class B, 3.7631% 6/15/10 (f)	850,000	850,797
Capital One Auto Finance Trust:
Series 2003-A Class A4B, 3.6681% 1/15/10 (f)	425,000	426,084
Series 2004-B Class A4, 3.4981% 8/15/11 (f)	1,700,000	1,700,326
Capital One Master Trust:
Series 2001-1 Class B, 3.8981% 12/15/10 (f)	500,000	503,554
Series 2001-8A Class B, 3.9381% 8/17/09 (f)	405,000	407,079
Capital One Multi-Asset Execution Trust:
Series 2002-B1 Class B1, 4.0681% 7/15/08 (f)	1,035,000	1,035,408
Series 2003-B1 Class B1, 4.5581% 2/17/09 (f)	1,135,000	1,142,100
Series 2003-B6 Class B6, 3.9181% 9/15/11 (f)	1,125,000	1,135,593
Series 2004-B1 Class B1, 3.8281% 11/15/11 (f)	1,180,000	1,185,793
Capital One Prime Auto Receivable Trust Series 2004-1 Class A3, 2.02% 11/15/07	15,396	15,267
Capital Trust Ltd. Series 2004-1:
Class A2, 3.88% 7/20/39 (b)(f)	265,000	265,000
Class B, 4.18% 7/20/39 (b)(f)	140,000	140,000
Class C, 4.53% 7/20/39 (b)(f)	180,000	180,000
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
Cayman ABSC NIMS Trust Series 2004-HE2 Class A1, 6.75% 4/25/34 (b)	$ 648,383	$ 649,194
CDC Mortgage Capital Trust:
Series 2002-HE3:
Class M1, 4.56% 3/25/33 (f)	297,766	301,783
Class M2, 5.71% 3/25/33 (f)	489,999	498,600
Series 2003-HE1 Class M2, 5.41% 8/25/33 (f)	215,000	217,562
Series 2003-HE2 Class A, 3.81% 10/25/33 (f)	71,407	71,452
Series 2003-HE3:
Class M1, 4.16% 11/25/33 (f)	104,999	105,790
Class M2, 5.21% 11/25/33 (f)	80,000	81,561
Series 2003-HE4 Class A2, 3.69% 3/25/34 (f)	54,419	54,424
Series 2004-HE2 Class M2, 4.66% 7/26/34 (f)	175,000	176,563
Chase Credit Card Owner Trust:
Series 2001-6 Class B, 3.8681% 3/16/09 (f)	200,000	200,945
Series 2002-6 Class B, 3.7381% 1/15/08 (f)	150,000	150,031
Series 2004-1 Class B, 3.5881% 5/15/09 (f)	295,000	294,943
Chase Issuance Trust Series 2004-C3 Class C3, 3.8581% 6/15/12 (f)	1,645,000	1,646,915
CIT Equipment Collateral Trust Series 2005-VT1 Class C, 4.18% 11/20/12	1,186,832	1,181,903
Citibank Credit Card Issuance Trust:
Series 2000-C2 Class C2, 4.2488% 10/15/07 (f)	900,000	900,584
Series 2001-B2 Class B2, 3.8494% 12/10/08 (f)	615,000	617,592
Series 2002-B1 Class B1, 3.8% 6/25/09 (f)	655,000	657,099
Series 2002-C1 Class C1, 4.2185% 2/9/09 (f)	900,000	909,613
Series 2003-C1 Class C1, 4.65% 4/7/10 (f)	1,685,000	1,719,786
Countrywide Home Loans, Inc.:
Series 2002-6 Class AV1, 3.89% 5/25/33 (f)	62,494	62,645
Series 2003-BC1 Class M2, 5.46% 9/25/32 (f)	1,025,000	1,037,455
Series 2003-SD3 Class A1, 3.88% 12/25/32 (b)(f)	57,073	57,365
Series 2004-2 Class M1, 3.96% 5/25/34 (f)	375,000	375,485
Series 2004-3:
Class 3A4, 3.71% 8/25/34 (f)	7,367,340	7,337,420
Class M1, 3.96% 6/25/34 (f)	100,000	100,092
Series 2005-1:
Class 1AV2, 3.66% 7/25/35 (f)	1,220,000	1,219,321
Class MV1, 3.86% 7/25/35 (f)	435,000	434,337
Class MV2, 3.9% 7/25/35 (f)	525,000	523,487
Class MV3, 3.94% 7/25/35 (f)	215,000	214,690
Series 2005-AB1 Class A2, 3.67% 8/25/35 (f)	2,480,000	2,479,263
Series 2005-IM1 Class A1, 3.56% 8/25/34 (c)(f)	2,520,000	2,520,000
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
CS First Boston Mortgage Securities Corp.:
Series 2003-8 Class A2, 3.85% 4/25/34 (f)	$ 227,901	$ 228,901
Series 2004-FRE1:
Class A2, 3.81% 4/25/34 (f)	277,344	277,333
Class B1, 5.26% 4/25/34 (f)	605,000	604,973
Class M3, 4.11% 4/25/34 (f)	610,000	609,974
Discover Card Master Trust I Series 2003-4 Class B1, 3.7181% 5/16/11 (f)	550,000	552,820
Fannie Mae guaranteed REMIC pass thru certificates Series 2004-T5:
Class AB1, 3.674% 5/28/35 (f)	996,756	996,055
Class AB3, 3.8305% 5/28/35 (f)	833,229	833,518
Class AB8, 3.784% 5/28/35 (f)	861,407	861,812
Fieldstone Mortgage Investment Corp.:
Series 2003-1 Class M1, 4.14% 11/25/33 (f)	100,000	100,673
Series 2004-1 Class M2, 4.56% 1/25/35 (f)	300,000	303,371
Series 2004-3 Class M5, 4.91% 8/25/34 (f)	1,500,000	1,525,372
Series 2005-2 Class 2A1, 3.5% 7/25/36 (f)	2,365,000	2,365,000
First Franklin Mortgage Loan Asset Backed Certificates:
Series 2005-FF2 Class A2A, 3.55% 3/25/35 (f)	875,548	875,548
Series 2005-FF2 Class M6, 4.16% 3/25/35 (f)	1,000,000	1,000,000
First Franklin Mortgage Loan Trust Series 2004-FF2:
Class M3, 4.01% 3/25/34 (f)	25,000	25,044
Class M4, 4.36% 3/25/34 (f)	25,000	25,221
First USA Secured Note Trust Series 2001-3 Class C, 4.4669% 11/19/08 (b)(f)	785,000	790,519
Ford Credit Auto Owner Trust Series 2003-B Class B2, 3.8181% 10/15/07 (f)	650,000	652,386
Ford Credit Floorplan Master Owner Trust Series 2005-1:
Class A, 3.5381% 5/17/10 (f)	1,375,000	1,374,997
Class B, 3.6563% 5/17/10 (f)	380,000	379,999
Fremont Home Loan Trust:
Series 2003-B Class M6, 7.96% 12/25/33 (f)	960,000	992,118
Series 2004-A Class M2, 4.61% 1/25/34 (f)	375,000	379,299
Series 2004-C:
Class 2A2, 4.01% 8/25/34 (f)	1,000,000	1,010,199
Class M1, 4.11% 8/25/34 (f)	540,000	541,931
Class M3, 4.61% 8/25/34 (f)	1,000,000	1,018,991
Series 2005-2 Class 2A1, 3.5913% 6/25/35 (f)	2,165,000	2,164,323
Series 2005-A:
Class 2A2, 3.7% 2/25/35 (f)	1,625,000	1,627,147
Class M1, 3.89% 1/25/35 (f)	225,000	224,558
Class M2, 3.92% 1/25/35 (f)	325,000	324,515
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
Fremont Home Loan Trust: - continued
Series 2005-A:
Class M3, 3.95% 1/25/35 (f)	$ 175,000	$ 174,993
Class M4, 4.14% 1/25/35 (f)	125,000	125,343
GE Business Loan Trust Series 2003-1 Class A, 3.8181% 4/15/31 (b)(f)	276,597	278,184
GE Capital Credit Card Master Note Trust Series 2005-2 Class B, 3.5736% 6/15/11 (f)	925,000	924,723
Gracechurch Card Funding PLC:
Series 5:
Class B, 3.6181% 8/15/08 (f)	80,000	80,071
Class C, 4.3181% 8/15/08 (f)	295,000	296,118
Series 6 Class B, 3.5781% 2/17/09 (f)	75,000	75,066
Series 8 Class C, 3.6721% 6/15/10 (f)	2,650,000	2,650,000
GSAMP Trust:
Series 2002-NC1 Class A2, 3.78% 7/25/32 (f)	2,606	2,621
Series 2003-FM1 Class M1, 4.25% 3/20/33 (f)	750,000	756,815
Series 2004-AHL Class A2D, 3.82% 8/25/34 (f)	2,296,054	2,304,562
Series 2004-FM1:
Class M1, 4.11% 11/25/33 (f)	195,000	194,992
Class M2, 4.86% 11/25/33 (f)	135,000	137,091
Series 2004-FM2 Class M1, 3.96% 1/25/34 (f)	250,000	249,989
Series 2004-HE1:
Class M1, 4.01% 5/25/34 (f)	320,000	319,987
Class M2, 4.61% 5/25/34 (f)	150,000	151,394
Series 2005-6:
Class A2, 3.67% 6/25/35 (f)	1,800,000	1,800,000
Class M3, 4.11% 6/25/35 (f)	1,555,000	1,555,000
Series 2005-9 Class 2A1, 3.5287% 8/25/35 (f)	2,470,000	2,470,000
Series 2005-HE2 Class M, 3.89% 3/25/35 (f)	1,220,000	1,215,813
Series 2005-NC1:
Class A1, 3.58% 2/25/35 (f)	714,733	714,884
Class M1, 3.91% 2/25/35 (f)	1,205,000	1,201,964
Guggenheim Structured Real Estate Funding Ltd. Series 2005-1 Class C, 4.3944% 5/25/30 (b)(f)	2,100,000	2,097,998
Harwood Street Funding I LLC Series 2004-1A Class CTFS, 5.43% 9/20/09 (b)(f)	1,700,000	1,700,000
HFC Home Equity Loan Asset Backed Certificates Series 2005-2:
Class M1, 3.97% 1/20/34 (f)	450,000	450,000
Class M2, 4% 1/20/34 (f)	335,000	335,000
Home Equity Asset Trust:
Series 2002-3 Class A5, 3.9% 2/25/33 (f)	4,294	4,297
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
Home Equity Asset Trust: - continued
Series 2002-4 Class A3, 3.94% 3/25/33 (f)	$ 32,186	$ 32,204
Series 2002-5:
Class A3, 3.98% 5/25/33 (f)	81,392	81,563
Class M1, 4.66% 5/25/33 (f)	200,000	202,410
Series 2003-1:
Class A2, 3.93% 6/25/33 (f)	186,600	186,755
Class M1, 4.46% 6/25/33 (f)	670,000	673,241
Series 2003-2:
Class A2, 3.84% 8/25/33 (f)	10,404	10,443
Class M1, 4.34% 8/25/33 (f)	80,000	80,866
Series 2003-3:
Class A2, 3.82% 8/25/33 (f)	65,752	65,998
Class M1, 4.32% 8/25/33 (f)	330,000	333,299
Series 2003-4:
Class M1, 4.26% 10/25/33 (f)	170,000	171,264
Class M2, 5.36% 10/25/33 (f)	200,000	202,626
Series 2003-5:
Class A2, 3.81% 12/25/33 (f)	271,685	272,645
Class M1, 4.16% 12/25/33 (f)	160,000	160,890
Class M2, 5.19% 12/25/33 (f)	70,000	71,691
Series 2003-7:
Class A2, 3.84% 3/25/34 (f)	625,665	627,147
Class M1, 4.11% 3/25/34 (f)	795,000	796,953
Series 2003-8 Class M1, 4.18% 4/25/34 (f)	260,000	261,345
Series 2004-4 Class A2, 3.78% 10/25/34 (f)	698,058	700,513
Series 2004-6 Class A2, 3.81% 12/25/34 (f)	1,156,164	1,159,839
Series 2005-1:
Class M1, 3.89% 5/25/35 (f)	1,270,000	1,269,027
Class M2, 3.91% 5/25/35 (f)	1,410,000	1,405,869
Class M3, 3.96% 5/25/35 (f)	760,000	757,827
Series 2005-2:
Class 2A2, 3.66% 7/25/35 (f)	1,830,000	1,829,053
Class M1, 3.91% 7/25/35 (f)	890,000	889,149
Household Affinity Credit Card Master Note Trust I Series 2003-3 Class B, 3.6781% 8/15/08 (f)	500,000	500,904
Household Credit Card Master Trust I Series 2002-1 Class B, 4.0381% 7/15/08 (f)	300,000	300,261
Household Home Equity Loan Trust:
Series 2002-3 Class A, 3.88% 7/20/32 (f)	65,349	65,435
Series 2003-1 Class M, 4.06% 10/20/32 (f)	39,800	39,846
Series 2003-2:
Class A, 3.76% 9/20/33 (f)	191,819	192,196
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
Household Home Equity Loan Trust: - continued
Series 2003-2:
Class M, 4.01% 9/20/33 (f)	$ 90,975	$ 91,172
Series 2004-1 Class M, 3.95% 9/20/33 (f)	249,772	250,245
Household Mortgage Loan Trust:
Series 2002-HC1 Class M, 4.08% 5/20/32 (f)	61,785	61,854
Series 2003-HC1 Class M, 4.08% 2/20/33 (f)	85,634	85,904
Series 2003-HC2 Class M, 4.03% 6/20/33 (f)	133,207	133,343
Series 2004-HC1:
Class A, 3.78% 2/20/34 (f)	561,710	563,114
Class M, 3.93% 2/20/34 (f)	340,666	340,627
Household Private Label Credit Card Master Note Trust I:
Series 2002-2 Class A, 3.5581% 1/18/11 (f)	1,000,000	1,001,358
Series 2002-3 Class B, 4.6381% 9/15/09 (f)	150,000	150,335
Ikon Receivables Funding LLC Series 2003-1 Class A3A, 3.6213% 12/17/07 (f)	146,379	146,414
IXIS Real Estate Capital Trust Series 2005-HE1:
Class A1, 3.71% 6/25/35 (f)	1,585,056	1,584,969
Class M1, 3.93% 6/25/35 (f)	550,000	549,304
Class M2, 3.95% 6/25/35 (f)	375,000	373,784
Class M3, 3.98% 6/25/35 (f)	250,000	249,692
Keycorp Student Loan Trust Series 1999-A Class A2, 3.8% 12/27/09 (f)	295,527	296,531
Long Beach Mortgage Loan Trust:
Series 2003-2 Class M1, 4.28% 6/25/33 (f)	500,000	503,235
Series 2003-3 Class M1, 4.21% 7/25/33 (f)	340,000	342,390
MASTR Adjustable Rate Mortgages Trust Series 2004-11 Class 1A4, 3.95% 11/25/34 (f)	201,856	202,942
MASTR Asset Backed Securities Trust:
Series 2004-FRE1 Class M1, 4.01% 7/25/34 (f)	485,000	486,481
Series 2004-HE1 Class M1, 4.11% 9/25/34 (f)	685,000	687,439
MBNA Asset Backed Note Trust Series 2000-K Class C, 4.1881% 3/17/08 (b)(f)	1,000,000	1,001,200
MBNA Credit Card Master Note Trust:
Series 2001-B1 Class B1, 3.7631% 10/15/08 (f)	1,250,000	1,251,753
Series 2001-B2 Class B2, 3.7481% 1/15/09 (f)	1,000,000	1,002,535
Series 2002-B2 Class B2, 3.7681% 10/15/09 (f)	1,034,000	1,038,477
Series 2002-B4 Class B4, 3.8881% 3/15/10 (f)	630,000	634,975
Series 2003-B2 Class B2, 3.7781% 10/15/10 (f)	125,000	126,272
Series 2003-B3 Class B3, 3.7631% 1/18/11 (f)	1,550,000	1,557,355
Series 2003-B5 Class B5, 3.7581% 2/15/11 (f)	2,000,000	2,015,453
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
MBNA Master Credit Card Trust II:
Series 1998-E Class B, 3.9288% 9/15/10 (f)	$ 200,000	$ 201,194
Series 1998-G Class B, 3.7881% 2/17/09 (f)	500,000	501,089
Meritage Mortgage Loan Trust Series 2004-1:
Class M1, 3.96% 7/25/34 (f)	150,000	149,994
Class M2, 4.01% 7/25/34 (f)	25,000	24,999
Class M3, 4.41% 7/25/34 (f)	50,000	49,998
Class M4, 4.56% 7/25/34 (f)	50,000	49,998
Merrill Lynch Mortgage Investors, Inc.:
Series 2004-FM1 Class M2, 4.61% 1/25/35 (f)	150,000	152,512
Series 2004-HE2:
Class A1B, 3.93% 8/25/35 (f)	676,518	678,301
Class A2B, 3.84% 8/25/35 (f)	1,510,000	1,516,695
Series 2005-NC1 Class A2A, 3.57% 10/25/35 (f)	75,282	75,295
Morgan Stanley ABS Capital I, Inc.:
Series 2002-HE3 Class M1, 4.56% 12/27/32 (f)	125,000	126,613
Series 2003-NC10 Class M1, 4.14% 10/25/33 (f)	830,000	833,555
Series 2003-NC5 Class M2, 5.46% 4/25/33 (f)	200,000	202,438
Series 2003-NC6 Class M2, 5.41% 6/27/33 (f)	630,000	646,975
Series 2003-NC8 Class M1, 4.16% 9/25/33 (f)	120,000	120,688
Series 2004-HE6 Class A2, 3.8% 8/25/34 (f)	1,198,948	1,202,870
Series 2004-NC2 Class M1, 4.01% 12/25/33 (f)	375,000	375,630
Series 2004-NC6 Class A2, 3.8% 7/25/34 (f)	318,867	319,551
Series 2004-NC7 Class A3, 3.76% 7/25/34 (f)	2,000,000	2,002,503
Series 2005-1:
Class M2, 3.93% 12/25/34 (f)	570,000	569,077
Class M3, 3.98% 12/25/34 (f)	525,000	524,772
Series 2005-HE1:
Class A3B, 3.68% 12/25/34 (f)	505,000	505,554
Class M1, 3.91% 12/25/34 (f)	150,000	150,307
Class M2, 3.93% 12/25/34 (f)	385,000	384,529
Series 2005-HE2:
Class M1, 3.86% 1/25/35 (f)	370,000	370,764
Class M2, 3.9% 1/25/35 (f)	265,000	264,137
Series 2005-NC1:
Class M1, 3.9% 1/25/35 (f)	325,000	326,036
Class M2, 3.93% 1/25/35 (f)	325,000	324,471
Class M3, 3.97% 1/25/35 (f)	325,000	325,114
Morgan Stanley Dean Witter Capital I Trust:
Series 2001-AM1:
Class M1, 4.31% 2/25/32 (f)	710,724	712,449
Class M2, 4.86% 2/25/32 (f)	352,076	353,279
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
Morgan Stanley Dean Witter Capital I Trust: - continued
Series 2001-NC1 Class M2, 4.53% 10/25/31 (f)	$ 42,925	$ 42,925
Series 2001-NC2 Class B1, 5.41% 1/25/32 (f)	191,907	191,996
Series 2001-NC4 Class M1, 4.46% 1/25/32 (f)	136,710	137,208
Series 2002-AM3 Class A3, 3.95% 2/25/33 (f)	28,532	28,612
Series 2002-HE1 Class M1, 4.06% 7/25/32 (f)	590,000	593,338
Series 2002-NC3 Class M1, 4.18% 8/25/32 (f)	100,000	100,768
Series 2002-OP1 Class M1, 4.21% 9/25/32 (f)	435,350	437,933
Series 2003-NC1 Class M2, 5.51% 11/25/32 (f)	130,000	131,317
Series 2003-NC2:
Class A3, 3.89% 2/25/33 (f)	250,680	250,814
Class M2, 5.46% 2/25/33 (f)	165,000	167,614
Navistar Financial Corp. Owner Trust Series 2001-B Class B, 4.83% 11/17/08	380,731	380,097
New Century Home Equity Loan Trust:
Series 2003-2 Class A2, 3.89% 1/25/33 (f)	12,065	12,072
Series 2005-1:
Class M1, 3.91% 3/25/35 (f)	595,000	594,722
Class M2, 3.94% 3/25/35 (f)	595,000	593,624
Class M3, 3.98% 3/25/35 (f)	290,000	290,109
Nissan Auto Lease Trust:
Series 2003-A Class A3A, 3.5281% 6/15/09 (f)	681,088	681,672
Series 2004-A Class A4A, 3.4581% 6/15/10 (f)	1,325,000	1,326,627
NovaStar Home Equity Loan Series 2004-1:
Class M1, 3.91% 6/25/34 (f)	100,000	100,084
Class M4, 4.435% 6/25/34 (f)	170,000	170,290
NovaStar Mortgage Funding Trust Series 2003-3 Class A3, 3.91% 12/25/33 (f)	355,121	356,969
Onyx Acceptance Owner Trust Series 2003-D Class A3, 2.4% 12/15/07	253,203	252,146
Option One Mortgage Loan Trust Series 2003-6 Class M1, 4.11% 11/25/33 (f)	1,025,000	1,029,413
Ownit Mortgage Loan Asste-Backed Certificates Series 2005-3 Class A2A, 3.5% 6/25/36 (f)	2,200,000	2,200,000
Park Place Securities NIM Trust Series 2004-WHQN2 Class A, 4% 2/25/35 (b)	703,944	698,665
Park Place Securities Nims Trust Series 2004-MHQ1 Class B, 3.474% 12/25/34 (b)	122,735	121,508
Park Place Securities, Inc.:
Series 2004 WWF1 Class M4, 4.56% 1/25/35 (f)	945,000	964,465
Series 2004-WCW1:
Class M1, 4.09% 9/25/34 (f)	385,000	386,205
Class M2, 4.14% 9/25/34 (f)	160,000	160,850
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
Park Place Securities, Inc.: - continued
Series 2004-WCW1:
Class M3, 4.71% 9/25/34 (f)	$ 310,000	$ 313,857
Class M4, 4.91% 9/25/34 (f)	435,000	441,258
Series 2004-WCW2 Class A2, 3.84% 10/25/34 (f)	890,219	892,848
Series 2004-WWF1 Class A5, 3.93% 1/25/35 (f)	482,969	485,702
Series 2005-WCH1:
Class A3B, 3.68% 1/25/35 (f)	360,000	360,637
Class M2, 3.98% 1/25/35 (f)	1,130,000	1,127,710
Class M3, 4.02% 1/25/35 (f)	425,000	425,336
Class M5, 4.34% 1/25/35 (f)	400,000	401,243
People's Choice Home Loan Securities Trust Series 2005-2:
Class A1, 3.57% 9/25/24 (f)	1,082,642	1,082,642
Class M4, 4.09% 5/25/35 (f)	870,000	870,000
Providian Gateway Master Trust Series 2002-B Class A, 4.0881% 6/15/09 (b)(f)	400,000	401,050
Residental Asset Securities Corp.:
Series 2004-KS10 Class AI2, 3.78% 3/25/29 (f)	50,000	50,163
Series 2005-KS7 Class A1, 3.4781% 8/25/35 (f)	1,485,000	1,484,703
Residential Asset Mortgage Products, Inc.:
Series 2004-RS10 Class MII2, 4.71% 10/25/34 (f)	1,300,000	1,315,803
Series 2004-RS6:
Class 2M2, 4.76% 6/25/34 (f)	250,000	249,999
Class 2M3, 4.91% 6/25/34 (f)	250,000	249,999
Salomon Brothers Mortgage Securities VII, Inc. Series 2003-HE1 Class A, 3.86% 4/25/33 (f)	33,795	33,950
Saxon Asset Securities Trust:
Series 2004-1 Class M1, 3.99% 3/25/35 (f)	640,000	639,839
Series 2004-2 Class MV1, 4.04% 8/25/35 (f)	415,000	415,558
Sears Credit Account Master Trust II:
Series 2002-4:
Class A, 3.5181% 8/18/09 (f)	800,000	799,988
Class B, 3.8131% 8/18/09 (f)	1,080,000	1,080,037
Series 2002-5 Class B, 4.6381% 11/17/09 (f)	500,000	501,050
Specialty Underwriting & Residential Finance:
Series 2003-BC3 Class M1, 4.11% 8/25/34 (f)	1,000,000	1,000,989
Series 2003-BC4 Class M1, 4.06% 11/25/34 (f)	260,000	261,214
Structured Asset Securities Corp. Series 2004-GEL1 Class A, 3.82% 2/25/34 (f)	79,391	79,391
Superior Wholesale Inventory Financing Trust VII Series 2003-A8 Class CTFS, 3.8381% 3/15/11 (b)(f)	675,000	674,578
Superior Wholesale Inventory Financing Trust XII Series 2005-A12 Class C, 4.46% 6/15/10 (f)	980,000	979,992
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
Terwin Mortgage Trust:
Series 2003-4HE Class A1, 3.89% 9/25/34 (f)	$ 316,689	$ 318,405
Series 2003-6HE Class A1, 3.93% 11/25/33 (f)	121,556	121,840
Series 2005-14HE Class AF1, 3.9753% 7/25/36 (c)(f)	1,205,000	1,204,762
Triad Automobile Receivable Owner Trust Series 2005-A Class A3, 4.05% 3/12/10	1,800,000	1,786,140
WFS Financial Owner Trust:
Series 2004-3 Class D, 4.07% 2/17/12	514,264	510,174
Series 2004-4 Class D, 3.58% 5/17/12	470,497	464,431
Series 2005-1 Class D, 4.09% 8/15/12	495,000	490,205
TOTAL ASSET-BACKED SECURITIES (Cost $208,706,183)		209,007,290
Collateralized Mortgage Obligations - 16.5%

Private Sponsor - 12.7%
Adjustable Rate Mortgage Trust floater:
Series 2004-2 Class 7A3, 3.86% 2/25/35 (f)	1,442,226	1,445,544
Series 2004-4 Class 5A2, 3.86% 3/25/35 (f)	457,785	458,697
Series 2005-1 Class 5A2, 3.79% 5/25/35 (f)	805,325	805,834
Series 2005-2:
Class 6A2, 3.74% 6/25/35 (f)	404,220	404,482
Class 6M2, 3.94% 6/25/35 (f)	1,375,000	1,375,001
Series 2005-3 Class 8A2, 3.7% 7/25/35 (f)	2,667,770	2,669,507
Series 2005-5 Class 6A2, 3.69% 9/25/35 (f)	1,718,837	1,719,960
Series 2005-8 Class 7A2, 3.77% 11/25/35 (f)	1,080,000	1,080,000
Bear Stearns Alt-A Trust floater:
Series 2005-1 Class A1, 3.74% 1/25/35 (f)	2,624,958	2,624,958
Series 2005-2 Class 1A1, 3.71% 3/25/35 (f)	2,137,295	2,137,295
Countrywide Home Loans, Inc. floater:
Series 2004-16 Class A1, 3.86% 9/25/34 (f)	861,288	860,487
Series 2005-1 Class 2A1, 3.75% 3/25/35 (f)	1,999,309	1,999,309
CS First Boston Mortgage Securities Corp. floater:
Series 2004-AR2 Class 6A1, 3.86% 3/25/34 (f)	381,304	381,067
Series 2004-AR3 Class 6A2, 3.83% 4/25/34 (f)	156,402	156,541
Series 2004-AR5 Class 11A2, 3.83% 6/25/34 (f)	247,979	247,474
Series 2004-AR6 Class 9A2, 3.83% 10/25/34 (f)	338,414	338,617
Series 2004-AR7 Class 6A2, 3.84% 8/25/34 (f)	554,730	555,220
Series 2004-AR8 Class 8A2, 3.84% 9/25/34 (f)	501,538	502,468
Fieldstone Mortgage Investment Corp. floater Series 2004-1 Class 2A, 3.75% 1/25/35 (f)	1,470,843	1,473,489
First Horizon Mortgage Passthru Trust floater Series 2004-FL1 Class 2A1, 3.95% 12/25/34 (f)	587,411	586,732
Collateralized Mortgage Obligations - continued
	Principal Amount	Value (Note 1)
Private Sponsor - continued
Granite Master Issuer PLC floater:
Series 2005-1:
Class A3, 3.51% 12/21/24 (f)	$ 700,000	$ 699,869
Class B1, 3.56% 12/20/54 (f)	950,000	949,673
Class M1, 3.66% 12/20/54 (f)	700,000	699,759
Series 2005-2 Class C1, 3.7857% 12/20/54 (f)	1,200,000	1,199,625
Granite Mortgages PLC floater:
Series 2004-1:
Class 1B, 3.64% 3/20/44 (f)	95,000	94,990
Class 1C, 4.33% 3/20/44 (f)	280,000	281,114
Class 1M, 3.84% 3/20/44 (f)	565,000	565,429
Series 2004-2:
Class 1A2, 3.5% 6/20/28 (f)	414,174	414,226
Class 1B, 3.6% 6/20/44 (f)	82,769	82,790
Class 1C, 4.13% 6/20/44 (f)	302,300	302,922
Class 1M, 3.71% 6/20/44 (f)	1,811,086	1,811,990
Series 2004-3:
Class 1B, 3.59% 9/20/44 (f)	200,000	200,020
Class 1C, 4.02% 9/20/44 (f)	605,000	606,331
Class 1M, 3.7% 9/20/44 (f)	100,000	100,030
GSAMP Trust floater Series 2004-11 Class 2A1, 3.79% 12/20/34 (f)	1,902,591	1,903,510
Holmes Financing No. 7 PLC floater Series 2 Class M, 4.3988% 7/15/40 (f)	195,000	195,374
Holmes Financing No. 8 PLC floater Series 2:
Class A, 3.6788% 4/15/11 (f)	1,400,000	1,400,000
Class B, 3.7688% 7/15/40 (f)	190,000	190,119
Class C, 4.3188% 7/15/40 (f)	775,000	778,633
Homestar Mortgage Acceptance Corp. floater Series 2004-5 Class A1, 3.91% 10/25/34 (f)	1,226,026	1,229,819
Impac CMB Trust floater:
Series 2004-11 Class 2A2, 3.83% 3/25/35 (f)	1,006,838	1,006,641
Series 2004-6 Class 1A2, 3.85% 10/25/34 (f)	359,177	359,819
Series 2005-1:
Class M1, 3.92% 4/25/35 (f)	431,371	430,916
Class M2, 3.96% 4/25/35 (f)	762,845	762,219
Class M3, 3.99% 4/25/35 (f)	186,171	185,974
Class M4, 4.21% 4/25/35 (f)	113,519	113,634
Class M5, 4.23% 4/25/35 (f)	113,519	113,496
Class M6, 4.28% 4/25/35 (f)	177,089	177,054
Series 2005-2 Class 1A2, 3.77% 4/25/35 (f)	1,780,275	1,778,884
Series 2005-4 Class 1B1, 4.76% 6/25/35 (f)	768,362	764,881
Collateralized Mortgage Obligations - continued
	Principal Amount	Value (Note 1)
Private Sponsor - continued
Lehman Structured Securities Corp. floater Series 2005-1 Class A2, 3.67% 9/26/45 (b)(f)	$ 2,279,281	$ 2,279,281
Master Seasoned Securitization Trust Series 2004-1 Class 1A1, 6.2437% 8/25/17 (f)	724,549	740,972
MASTR Adjustable Rate Mortgages Trust:
floater:
Series 2004-11:
Class 2A1, 3.84% 11/25/34 (f)	920,409	922,519
Class 2A2, 3.9% 11/25/34 (f)	202,627	202,989
Series 2005-1 Class 1A1, 3.73% 3/25/35 (f)	1,828,937	1,827,794
Series 2004-6 Class 4A2, 4.1729% 7/25/34 (f)	3,000,000	2,988,733
Merrill Lynch Mortgage Investors, Inc.:
floater:
Series 2003-A:
Class 2A1, 3.85% 3/25/28 (f)	307,678	309,340
Class 2A2, 3.5225% 3/25/28 (f)	109,885	110,037
Series 2003-B Class A1, 3.8% 4/25/28 (f)	285,446	287,110
Series 2003-D Class A, 3.77% 8/25/28 (f)	1,398,627	1,401,467
Series 2003-E Class A2, 3.4425% 10/25/28 (f)	610,693	610,694
Series 2003-F Class A2, 3.7075% 10/25/28 (f)	644,648	644,574
Series 2004-A Class A2, 3.6175% 4/25/29 (f)	814,476	812,541
Series 2004-B Class A2, 3.79% 6/25/29 (f)	773,875	772,011
Series 2004-C Class A2, 3.95% 7/25/29 (f)	1,096,179	1,093,557
Series 2004-D Class A2, 3.4725% 9/25/29 (f)	1,116,205	1,116,496
Series 2004-E Class A2D, 3.9175% 11/25/29 (f)	1,189,384	1,195,098
Series 2004-G Class A2, 3.95% 11/25/29 (f)	468,938	468,889
Series 2005-A Class A2, 3.38% 2/25/30 (f)	1,468,737	1,466,623
Series 2005-B Class A2, 3.75% 6/25/30 (f)	1,542,233	1,542,233
Series 2003-G Class XA1, 1% 1/25/29 (h)	2,547,661	33,024
MortgageIT Trust floater Series 2004-2:
Class A1, 3.83% 12/25/34 (f)	593,487	594,347
Class A2, 3.91% 12/25/34 (f)	801,651	806,407
Opteum Mortgage Acceptance Corp. floater Series 2005-3 Class APT, 3.75% 6/25/35 (f)	2,639,441	2,640,987
Permanent Financing No. 1 PLC floater Series 1:
Class 2C, 4.5594% 6/10/42 (f)	2,000,000	2,005,024
Class 3C, 4.5794% 6/10/42 (f)	1,700,000	1,708,127
Permanent Financing No. 3 PLC floater Series 2 Class C, 4.4294% 6/10/42 (f)	1,205,000	1,217,050
Permanent Financing No. 4 PLC floater Series 2 Class C, 4.0994% 6/10/42 (f)	1,145,000	1,150,599
Collateralized Mortgage Obligations - continued
	Principal Amount	Value (Note 1)
Private Sponsor - continued
Permanent Financing No. 5 PLC floater:
Series 2 Class C, 4.0294% 6/10/42 (f)	$ 390,000	$ 391,828
Series 3 Class C, 4.1994% 6/10/42 (f)	825,000	832,219
Permanent Financing No. 6 PLC floater Series 6:
Class 1C, 3.7294% 6/10/42 (f)	500,000	500,072
Class 2C, 3.8294% 6/10/42 (f)	1,600,000	1,600,701
Permanent Financing No. 7 PLC floater Series 7:
Class 1B, 3.4694% 6/10/42 (f)	2,000,000	1,999,375
Class 1C, 3.6594% 6/10/42 (f)	545,000	544,830
Class 2C, 3.7094% 6/10/42 (f)	1,140,000	1,138,575
Permanent Financing No. 8 PLC floater Series 8:
Class 1C, 3.7475% 6/10/42 (f)	1,035,000	1,034,656
Class 2C, 3.8175% 6/10/42 (f)	1,435,000	1,434,522
Residential Asset Mortgage Products, Inc. sequential pay:
Series 2003-SL1 Class A31, 7.125% 4/25/31	299,187	304,589
Series 2004-SL2 Class A1, 6.5% 10/25/16	128,532	130,577
Residential Finance LP/Residential Finance Development Corp. floater Series 2003-A:
Class B4, 5.15% 3/10/35 (b)(f)	96,351	97,797
Class B5, 5.7% 3/10/35 (b)(f)	96,351	98,499
Residential Funding Securities Corp.:
Series 2003-RP1 Class A1, 3.96% 11/25/34 (f)	119,195	119,685
Series 2003-RP2 Class A1, 3.93% 6/25/33 (b)(f)	202,975	203,758
Sequoia Mortgage Funding Trust Series 2003-A Class AX1, 0.8% 10/21/08 (b)(h)	8,611,532	65,052
Sequoia Mortgage Trust floater:
Series 2003-5 Class A2, 3.41% 9/20/33 (f)	549,955	549,812
Series 2003-7 Class A2, 2.885% 1/20/34 (f)	275,380	275,140
Series 2004-1 Class A, 4.15% 2/20/34 (f)	434,689	434,294
Series 2004-10 Class A4, 3.6681% 11/20/34 (f)	1,267,083	1,265,057
Series 2004-12 Class 1A2, 3.93% 1/20/35 (f)	1,997,935	2,003,410
Series 2004-4 Class A, 3.5881% 5/20/34 (f)	1,532,956	1,529,426
Series 2004-5 Class A3, 3.77% 6/20/34 (f)	508,802	508,405
Series 2004-6:
Class A3A, 4.1475% 6/20/35 (f)	681,844	681,395
Class A3B, 3.16% 7/20/34 (f)	1,363,688	1,362,600
Series 2004-7:
Class A3A, 3.2275% 8/20/34 (f)	724,191	723,603
Class A3B, 3.4525% 7/20/34 (f)	1,406,196	1,411,214
Series 2004-8 Class A2, 3.45% 9/20/34 (f)	2,235,112	2,233,959
Series 2005-1 Class A2, 3.68% 2/20/35 (f)	962,779	962,658
Collateralized Mortgage Obligations - continued
	Principal Amount	Value (Note 1)
Private Sponsor - continued
Sequoia Mortgage Trust floater: - continued
Series 2005-2 Class A2, 3.36% 3/20/35 (f)	$ 1,946,098	$ 1,946,098
Structured Asset Securities Corp. floater Series 2004-NP1 Class A, 3.86% 9/25/33 (b)(f)	230,722	230,868
Thornburg Mortgage Securities Trust floater Series 2004-3 Class A, 3.83% 9/25/34 (f)	2,808,663	2,816,468
WAMU Mortgage pass thru certificates:
sequential pay Series 2002-S6 Class A25, 6% 10/25/32	171,075	171,508
Series 2005 AR11 Class A1C1, 3.6675% 8/25/40 (f)	2,100,000	2,100,000
Washington Mutual Mortgage Securities Corp. sequential pay Series 2003-MS9 Class 2A1, 7.5% 12/25/33	78,782	81,643
Wells Fargo Mortgage Backed Securities Trust:
Series 2004-M Class A3, 4.7024% 8/25/34 (f)	2,575,000	2,563,233
Series 2005-AR10 Class 2A2, 4.111% 6/25/35 (f)	5,290,736	5,216,856
Series 2005-AR12 Class 2A1, 4.322% 7/25/35 (f)	4,674,576	4,635,136
TOTAL PRIVATE SPONSOR		116,370,464
U.S. Government Agency - 3.8%
Fannie Mae:
floater Series 2002-89 Class F, 3.6144% 1/25/33 (f)	151,287	151,520
planned amortization class Series 1993-207 Class G, 6.15% 4/25/23	767,885	777,471
Fannie Mae guaranteed REMIC pass thru certificates:
floater:
Series 2002-11 Class QF, 3.8144% 3/25/32 (f)	194,320	195,777
Series 2002-36 Class FT, 3.8144% 6/25/32 (f)	191,121	192,747
Series 2002-64 Class FE, 3.61% 10/18/32 (f)	102,105	102,578
Series 2002-74 Class FV, 3.7644% 11/25/32 (f)	124,440	125,345
Series 2003-11:
Class DF, 3.7644% 2/25/33 (f)	105,782	106,519
Class EF, 3.7644% 2/25/33 (f)	75,425	75,729
planned amortization class:
Series 2001-62 Class PG, 6.5% 10/25/30	58,759	58,918
Series 2002-11 Class QB, 5.5% 3/25/15	558,895	562,833
Series 2002-28 Class PJ, 6.5% 3/25/31	822,731	823,900
Series 2002-52 Class PA, 6% 4/25/31	22,759	22,846
Series 2002-8 Class PD, 6.5% 7/25/30	249,689	250,738
Series 2003-32 Class PB, 3% 6/25/16	675,385	671,742
Series 2002-50 Class LE, 7% 12/25/29	123,070	124,803
Collateralized Mortgage Obligations - continued
	Principal Amount	Value (Note 1)
U.S. Government Agency - continued
Fannie Mae guaranteed REMIC pass thru certificates: - continued
Series 2004-31 Class IA, 4.5% 6/25/10 (h)	$ 542,525	$ 19,472
Series 2005-15 Class AZ, 5% 3/25/35	1,387,431	1,383,638
Series 2005-28 Class AZ, 5% 4/25/35	960,396	958,297
Freddie Mac planned amortization class:
Series 2091 Class PP, 6% 2/15/27	98,417	98,370
Series 2162 Class PH, 6% 6/15/29	1,775,787	1,831,867
Freddie Mac Multi-class participation certificates Series 3007 Class ZN 4.5% 7/15/25	1,362,420	1,345,405
Freddie Mac Multi-class participation certificates guaranteed:
floater:
Series 2526 Class FC, 3.7881% 11/15/32 (f)	35,449	35,631
Series 2538 Class FB, 3.7881% 12/15/32 (f)	220,147	221,593
Series 2551 Class FH, 3.8381% 1/15/33 (f)	102,120	102,552
planned amortization class:
Series 2316 Class PB, 6.5% 9/15/30	301,240	302,017
Series 2394 Class ND, 6% 6/15/27	114,698	114,938
Series 2395 Class PE, 6% 2/15/30	668,869	673,235
Series 2398 Class DK, 6.5% 1/15/31	93,190	93,337
Series 2410 Class ML, 6.5% 12/15/30	243,261	244,443
Series 2420 Class BE, 6.5% 12/15/30	186,022	186,612
Series 2443 Class TD, 6.5% 10/15/30	214,887	215,999
Series 2461 Class PG, 6.5% 1/15/31	191,266	193,824
Series 2466 Class EC, 6% 10/15/27	18,741	18,717
Series 2483 Class DC, 5.5% 7/15/14	133,003	132,994
Series 2496 Class OC, 5.5% 9/15/14	979,615	983,554
Series 2543 CLass PM, 5.5% 8/15/18	991,487	1,000,708
Series 2614 Class IC, 4.5% 12/15/10 (h)	2,059,705	71,014
Series 2676:
Class KN, 3% 12/15/13	1,935,811	1,912,170
Class QA, 3% 8/15/16	1,550,000	1,536,448
Series 2683 Class UH, 3% 3/15/19	3,549,254	3,512,799
Series 2748 Class IB, 4.5% 3/15/10 (h)	1,265,317	43,404
Series 2776 Class UJ, 4.5% 5/15/20 (h)	584,891	30,246
Series 2828 Class JA, 4.5% 1/15/10	1,615,000	1,618,133
sequential pay:
Series 2430 Class ZE, 6.5% 8/15/27	73,596	73,632
Series 2480 Class QW, 5.75% 2/15/30	61,212	61,175
Series 1803 Class A, 6% 12/15/08	260,767	265,919
Collateralized Mortgage Obligations - continued
	Principal Amount	Value (Note 1)
U.S. Government Agency - continued
Freddie Mac Multi-class participation certificates guaranteed: - continued
Series 2406:
Class FP, 4.3681% 1/15/32 (f)	$ 1,435,000	$ 1,467,531
Class PF, 4.3681% 12/15/31 (f)	1,135,000	1,164,748
Series 2410 Class PF, 4.3681% 2/15/32 (f)	2,600,000	2,659,366
Series 2907 Class HZ, 5% 12/15/34	1,090,633	1,081,224
Series 2949 Clas ZW, 5% 3/15/35	1,572,974	1,574,860
Series 2978 Class EZ, 5.5% 11/15/34	391,223	388,137
3% 3/15/10	1,804,134	1,787,536
Ginnie Mae guaranteed REMIC pass thru securities:
floater Series 2001-21 Class FB, 3.7881% 1/16/27 (f)	141,329	142,154
planned amortization class Series 2002-5 Class PD, 6.5% 5/16/31	388,532	395,792
TOTAL U.S. GOVERNMENT AGENCY		34,186,957
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $150,820,225)		150,557,421
Commercial Mortgage Securities - 4.0%

1301 Avenue of The Americas Trust Series 2000-1301:
Class C, 7.44% 8/3/10 (b)(f)	565,000	564,987
Class D, 7.54% 8/3/10 (b)(f)	750,000	749,983
Banc of America Large Loan, Inc.:
floater:
Series 2003-BBA2:
Class A3, 3.7081% 11/15/15 (b)(f)	340,000	340,214
Class C, 3.8581% 11/15/15 (b)(f)	70,000	70,256
Class D, 3.9381% 11/15/15 (b)(f)	110,000	110,627
Class F, 4.2881% 11/15/15 (b)(f)	80,000	80,562
Class H, 4.7881% 11/15/15 (b)(f)	70,000	70,416
Class J, 5.3381% 11/15/15 (b)(f)	70,000	70,420
Class K, 5.82% 11/15/15 (b)(f)	65,000	64,589
Series 2005-BOCA:
Class H, 4.3381% 12/15/16 (b)(f)	290,000	289,555
Class J, 4.4881% 12/15/16 (b)(f)	140,000	139,786
Class K, 4.7381% 12/15/16 (b)(f)	250,000	249,685
Series 2005-BOCA Class X1, 1.0882% 12/15/16 (b)(f)(h)	109,061,667	1,085,818
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Bayview Commercial Asset Trust floater:
Series 2003-1 Class A, 4.04% 8/25/33 (b)(f)	$ 332,377	$ 336,326
Series 2003-2 Class A, 4.04% 12/25/33 (b)(f)	869,217	879,842
Series 2004-1:
Class A, 3.82% 4/25/34 (b)(f)	498,972	499,849
Class B, 5.36% 4/25/34 (b)(f)	83,162	84,114
Series 2004-2:
Class A, 3.89% 8/25/34 (b)(f)	572,710	575,529
Class M1, 4.04% 8/25/34 (b)(f)	183,446	184,163
Series 2004-3:
Class A1, 3.83% 1/25/35 (b)(f)	810,885	813,723
Class A2, 3.88% 1/25/35 (b)(f)	95,398	95,734
Class M1, 3.96% 1/25/35 (b)(f)	143,097	143,291
Class M2, 4.46% 1/25/35 (b)(f)	95,398	95,966
Series 2005-2A:
Class M1, 3.73% 8/25/35 (b)(f)	184,689	184,689
Class M2, 3.78% 8/25/35 (b)(f)	309,478	309,478
Class M3, 3.8% 8/25/35 (b)(f)	169,714	169,714
Class M4, 3.91% 8/25/35 (b)(f)	154,739	154,739
Bear Stearns Commercial Mortgage Securities, Inc. floater Series 2004-BBA3 Class E, 4.0881% 6/15/17 (b)(f)	960,000	960,087
COMM floater:
Series 2002-FL7:
Class C, 3.8881% 11/15/14 (b)(f)	351,633	351,753
Class F, 4.6881% 11/15/14 (b)(f)	1,000,000	1,001,383
Class H, 5.6381% 11/15/14 (b)(f)	150,000	150,077
Series 2003-FL9 Class B, 3.8881% 11/15/15 (b)(f)	705,064	707,001
Commercial Mortgage pass thru certificates floater:
Series 2004-CNL:
Class A2, 3.6881% 9/15/14 (b)(f)	635,000	635,612
Class G, 4.3681% 9/15/14 (b)(f)	150,000	150,060
Class H, 4.4681% 9/15/14 (b)(f)	160,000	160,064
Class J, 4.9881% 9/15/14 (b)(f)	55,000	55,175
Class K, 5.3881% 9/15/14 (b)(f)	85,000	85,175
Class L, 5.5881% 9/15/14 (b)(f)	70,000	69,966
Series 2004-HTL1:
Class B, 3.8381% 7/15/16 (b)(f)	46,895	46,928
Class D, 3.9381% 7/15/16 (b)(f)	102,330	102,344
Class E, 4.1381% 7/15/16 (b)(f)	72,473	72,500
Class F, 4.1881% 7/15/16 (b)(f)	76,740	76,789
Class H, 4.6881% 7/15/16 (b)(f)	225,918	225,994
Class J, 4.8381% 7/15/16 (b)(f)	85,230	85,259
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Commercial Mortgage pass thru certificates floater: - continued
Series 2004-HTL1:
Class K, 5.7381% 7/15/16 (b)(f)	$ 1,470,333	$ 1,469,696
Commercial Mortgage Pass-Through Certificates floater Series 2005-F10A:
Class B, 3.6181% 4/15/17 (b)(f)	1,005,000	1,005,000
Class C, 3.6581% 4/15/17 (b)(f)	425,000	425,000
Class D, 3.6981% 4/15/17 (b)(f)	345,000	345,000
Class E, 3.7581% 4/15/17 (b)(f)	260,000	260,000
Class F, 3.7981% 4/15/17 (b)(f)	145,000	145,000
Class G, 3.9381% 4/15/17 (b)(f)	145,000	145,000
Class H, 4.0081% 4/15/17 (b)(f)	145,000	145,000
Class I, 4.2381% 4/15/17 (b)(f)	50,000	50,000
Class MOA3, 3.6881% 3/15/20 (b)(f)	650,000	650,000
CS First Boston Mortgage Securities Corp.:
floater:
Series 2002-TFLA Class C, 3.9688% 11/18/12 (b)(f)	255,000	254,995
Series 2003-TF2A Class A2, 3.7081% 11/15/14 (b)(f)	700,000	700,523
Series 2004-FL1 Class B, 3.8381% 5/15/14 (b)(f)	1,000,000	1,000,496
Series 2004-HC1:
Class A2, 3.8881% 12/15/21 (b)(f)	175,000	175,000
Class B, 4.1381% 12/15/21 (b)(f)	455,000	454,999
Series 2004-TF2A Class E, 3.8081% 11/15/19 (b)(f)	640,000	640,990
Series 2004-TFL1:
Class A2, 3.5781% 2/15/14 (b)(f)	505,000	505,150
Class E, 3.9381% 2/15/14 (b)(f)	200,000	200,431
Class F, 3.9881% 2/15/14 (b)(f)	175,000	175,406
Class G, 4.2381% 2/15/14 (b)(f)	125,000	125,374
Class H, 4.4881% 2/15/14 (b)(f)	100,000	100,267
Class J, 4.7881% 2/15/14 (b)(f)	50,000	50,248
Series 2005-TF2A Class F, 3.8881% 11/15/19 (b)(f)	230,000	230,356
Series 2005-TFLA:
Class C, 3.6281% 2/15/20 (b)(f)	800,000	799,998
Class E, 3.7181% 2/15/20 (b)(f)	560,000	559,999
Class F, 3.7681% 2/15/20 (b)(f)	250,000	250,000
Class G, 3.9081% 2/15/20 (b)(f)	70,000	70,000
Class H, 4.1381% 2/15/20 (b)(f)	100,000	100,000
Series 2003-TFLA Class G, 3.7357% 4/15/13 (b)(f)	30,933	30,838
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
GS Mortgage Securities Corp. II floater Series 2005-FL7A Class A1, 3.5% 11/6/19 (b)(f)	$ 1,468,752	$ 1,468,909
John Hancock Tower Mortgage Trust floater Series 2003-C5A Class B, 5.6585% 4/10/15 (b)(f)	420,000	415,178
JP Morgan Chase Commercial Mortgage Security Corp.:
floater Series 2005-FL1A:
Class WH, 3.97% 6/15/19 (b)(f)	490,000	490,015
Class WJ, 4.17% 6/15/19 (b)(f)	305,000	305,009
Class WK, 4.57% 6/15/19 (b)(f)	455,000	455,014
Series 2005-FL1A Class WX1, 1.2068% 6/15/19 (b)(f)(h)	160,000,000	1,731,200
Lehman Brothers Floating Rate Commercial Mortgage Trust floater:
Series 2003-C4A Class H, 6.35% 7/11/15 (b)(f)	406,693	407,710
Series 2003-LLFA:
Class A2, 3.77% 12/16/14 (b)(f)	1,085,000	1,085,718
Class C, 4.08% 12/16/14 (b)(f)	110,000	110,338
Class K1, 5.93% 12/16/14 (b)(f)	435,000	434,222
Merrill Lynch Mortgage Trust Series 2005-GGP1 Class X, 0.1416% 11/15/10 (b)(f)(h)	417,400,000	593,626
Salomon Brothers Mortgage Securities VII, Inc.:
floater:
Series 2001-CDCA Class C, 4.1881% 2/15/13 (b)(f)	1,000,000	980,616
Series 2003-CDCA:
Class HEXB, 5.2881% 2/15/15 (b)(f)	30,000	30,039
Class JEXB, 5.4881% 2/15/15 (b)(f)	50,000	50,065
Class KEXB, 5.8881% 2/15/15 (b)(f)	40,000	40,052
Series 2000-NL1 Class E, 7.0607% 10/15/30 (b)(f)	492,498	494,421
SDG Macerich Properties LP floater Series 2000-1 Class A3, 3.7281% 5/15/09 (b)(f)	500,000	500,225
STRIPS III Ltd./STRIPS III Corp. floater Series 2004-1A Class A, 3.78% 3/24/18 (b)(f)	523,978	523,978
Wachovia Bank Commercial Mortgage Trust floater:
Series 2004-WHL3:
Class A2, 3.5681% 3/15/14 (b)(f)	255,000	255,094
Class E, 3.8881% 3/15/14 (b)(f)	160,000	160,201
Class F, 3.9381% 3/15/14 (b)(f)	130,000	130,157
Class G, 4% 3/15/14 (b)(f)	65,000	65,101
Series 2005-WL5A:
Class KHP1, 3.7381% 1/15/18 (b)(f)	245,000	245,000
Class KHP2, 3.9381% 1/15/18 (b)(f)	245,000	245,000
Class KHP3, 4.2381% 1/15/18 (b)(f)	290,000	290,000
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Wachovia Bank Commercial Mortgage Trust floater: - continued
Series 2005-WL5A:
Class KHP4, 4.3381% 1/15/18 (b)(f)	$ 225,000	$ 225,000
Class KHP5, 4.5381% 1/15/18 (b)(f)	260,000	260,000
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $36,212,804)		36,406,876
Fixed-Income Funds - 31.6%
	Shares
Fidelity Ultra-Short Central Fund (g) (Cost $288,099,439)	2,897,815	288,274,676
Cash Equivalents - 14.9%
	Maturity Amount
Investments in repurchase agreements (Collateralized by U.S. Government Obligations, in a joint trading account at 3.32%, dated 7/29/05 due 8/1/05) (i) (Cost $136,501,000)	$ 136,538,712	136,501,000
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $925,079,760)		925,059,536
NET OTHER ASSETS - (1.2)%		(11,305,773)
NET ASSETS - 100%		$ 913,753,763
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Eurodollar Contracts
114 Eurodollar 90 Day Index Contracts	Sept. 2005	$ 112,867,125	$ (230,506)
112 Eurodollar 90 Day Index Contracts	Dec. 2005	110,805,800	(185,111)
112 Eurodollar 90 Day Index Contracts	March 2006	110,776,400	(234,448)
TOTAL EURODOLLAR CONTRACTS			(650,065)
Sold
Eurodollar Contracts
6 Eurodollar 90 Day Index Contracts	June 2006	5,933,550	3,274
7 Eurodollar 90 Day Index Contracts	Sept. 2006	6,921,862	3,483
6 Eurodollar 90 Day Index Contracts	Dec. 2006	5,932,500	4,251
7 Eurodollar 90 Day Index Contracts	March 2007	6,921,162	4,960
5 Eurodollar 90 Day Index Contracts	June 2007	4,943,438	2,643
4 Eurodollar 90 Day Index Contracts	Sept. 2007	3,954,550	1,984
3 Eurodollar 90 Day Index Contracts	Dec. 2007	2,965,650	1,288
3 Eurodollar 90 Day Index Contracts	March 2008	2,965,575	1,213
2 Eurodollar 90 Day Index Contracts	June 2008	1,976,950	1,692
1 Eurodollar 90 Day Index Contracts	Sept. 2008	988,413	1,182
TOTAL EURODOLLAR CONTRACTS			25,970
			$ (624,095)
Swap Agreements
		Notional Amount	Value
Credit Default Swap

Receive from Citibank, upon default event of DaimlerChrysler NA Holding Corp., par value of the notional amount of DaimlerChrysler NA Holding Corp. 6.5% 11/15/13, and pay quarterly notional amount multiplied by .8%

	June 2007	$ 1,000,000	$ (9,712)
Receive quarterly a fixed rate of .5% multiplied by the notional amount and pay to Deutsche Bank, upon each default event of one of the issues of Dow Jones CDX N.A. Investment Grade 3, par value of the proportional notional amount (e)	March 2010	2,000,000	1,521
Swap Agreements - continued
	Expiration Date	Notional Amount	Value
Credit Default Swap - continued

Receive quarterly a fixed rate of .5% multiplied by the notional amount and pay to Lehman Brothers, Inc., upon each default event of one of the issues of Dow Jones CDX N.A. Investment Grade 3, par value of the proportional notional amount (e)

	March 2010	$ 2,000,000	$ 1,521
Receive quarterly notional amount multiplied by .39% and pay JPMorgan Chase, Inc. upon default event of Fannie Mae, par value of the notional amount of Fannie Mae 4.625% 5/1/13	June 2010	2,600,000	12,917
Receive quarterly notional amount multiplied by .75% and pay Lehman Brothers, Inc. upon default event of AOL Time Warner, Inc., par value of the notional amount of AOL Time Warner, Inc. 6.875% 5/1/12	Sept. 2009	2,000,000	35,867
TOTAL CREDIT DEFAULT SWAP		9,600,000	42,114
Total Return Swap
Receive monthly notional amount multiplied by the nominal spread appreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor plus 10 basis points and pay monthly notional amount multiplied by the nominal spread depreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor with Lehman Brothers, Inc.	Oct. 2005	6,800,000	6,537
Receive monthly notional amount multiplied by the nominal spread appreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor plus 25 basis points and pay monthly notional amount multiplied by the nominal spread depreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor with Lehman Brothers, Inc.	Dec. 2005	4,000,000	4,335
Swap Agreements - continued
	Expiration Date	Notional Amount	Value
Total Return Swap - continued

Receive monthly notional amount multiplied by the nominal spread appreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor plus 30 basis points and pay monthly notional amount multiplied by the nominal spread depreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor with Lehman Brothers, Inc.

	August 2005	$ 4,900,000	$ 4,739
Receive monthly notional amount multiplied by the nominal spread appreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor plus 22 basis points and pay monthly notional amount multiplied by the nominal spread depreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor with Lehman Brothers, Inc.	Jan. 2006	4,900,000	4,499
TOTAL TOTAL RETURN SWAP		20,600,000	20,110
		$ 30,200,000	$ 62,224
Legend
(a) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $59,223,012 or 6.5% of net assets.

(c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $1,480,848.
(e) Dow Jones CDX N.A. Investment Grade 3 is a tradable index of credit default swaps on investment grade debt of U.S. companies.
(f) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(g) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete listing of the fixed-income central fund's holdings is provided at the end of this report.

(h) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.
(i) Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement/ Counterparty	Value
$136,501,000 due 8/1/05 at 3.32%
Banc of America Securities LLC.	$ 27,344,467
Bank of America, National Association	14,204,918
Barclays Capital Inc.	56,819,671
Countrywide Securities Corporation	14,204,918
Morgan Stanley & Co. Incorporated.	20,375,797
UBS Securities LLC	3,551,229
$ 136,501,000

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2005

Assets
Investment in securities, at value (including repurchase agreements of $136,501,000) (cost $925,079,760) - See accompanying schedule		$ 925,059,536
Cash		1,426,263
Receivable for investments sold		1,430,603
Receivable for swap agreements		5,737
Receivable for fund shares sold		1,664,626
Interest receivable		3,070,262
Swap agreements, at value		62,224
Total assets		932,719,251

Liabilities
Payable for investments purchased Regular delivery	$ 13,821,450
Delayed delivery	3,724,762
Payable for fund shares redeemed	750,791
Distributions payable	247,559
Accrued management fee	247,210
Distribution fees payable	846
Payable for daily variation on futures contracts	28,013
Other affiliated payables	116,447
Other payables and accrued expenses	28,410
Total liabilities		18,965,488

Net Assets		$ 913,753,763
Net Assets consist of:
Paid in capital		$ 914,861,233
Undistributed net investment income		26,805
Accumulated undistributed net realized gain (loss) on investments		(557,541)
Net unrealized appreciation (depreciation) on investments		(576,734)
Net Assets		$ 913,753,763

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

July 31, 2005

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($2,556,584 ÷ 254,820 shares)	$ 10.03

Maximum offering price per share (100/98.50 of $10.03)	$ 10.18
Class T: Net Asset Value and redemption price per share ($4,044,195 ÷ 403,077 shares)	$ 10.03

Maximum offering price per share (100/98.50 of $10.03)	$ 10.18

Ultra-Short Bond: Net Asset Value, offering price and redemption price per share ($906,644,323 ÷ 90,395,684 shares)	$ 10.03

Institutional Class: Net Asset Value, offering price and redemption price per share ($508,661 ÷ 50,716 shares)	$ 10.03

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2005

Investment Income
Interest		$ 22,542,691

Expenses
Management fee	$ 3,107,816
Transfer agent fees	1,002,533
Distribution fees	5,884
Accounting fees and expenses	203,379
Fund wide operations fee	39,626
Independent trustees' compensation	3,744
Custodian fees and expenses	9,001
Registration fees	82,647
Audit	33,864
Legal	6,364
Miscellaneous	4,598
Total expenses before reductions	4,499,456
Expense reductions	(434,744)	4,064,712
Net investment income		18,477,979
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(158,516)
Futures contracts	(402,042)
Swap agreements	33,629
Total net realized gain (loss)		(526,929)
Change in net unrealized appreciation (depreciation) on: Investment securities	(563,546)
Futures contracts	(393,848)
Swap agreements	68,110
Total change in net unrealized appreciation (depreciation)		(889,284)
Net gain (loss)		(1,416,213)
Net increase (decrease) in net assets resulting from operations		$ 17,061,766

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2005	Year ended July 31, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 18,477,979	$ 4,702,274
Net realized gain (loss)	(526,929)	327,702
Change in net unrealized appreciation (depreciation)	(889,284)	94,514
Net increase (decrease) in net assets resulting from operations	17,061,766	5,124,490
Distributions to shareholders from net investment income	(18,371,771)	(4,708,387)
Distributions to shareholders from net realized gain	(213,972)	-
Total distributions	(18,585,743)	(4,708,387)
Share transactions - net increase (decrease)	334,021,363	355,546,941
Redemption fees	34,215	56,247
Total increase (decrease) in net assets	332,531,601	356,019,291

Net Assets
Beginning of period	581,222,162	225,202,871
End of period (including undistributed net investment income of $26,805 and distributions in excess of net investment income of $122,365, respectively)	$ 913,753,763	$ 581,222,162

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2005	2004 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.05	$ 10.04
Income from Investment Operations
Net investment income E	.223	.013
Net realized and unrealized gain (loss)	(.026)	.011
Total from investment operations	.197	.024
Distributions from net investment income	(.214)	(.014)
Distributions from net realized gain	(.003)	-
Total distributions	(.217)	(.014)
Redemption fees added to paid in capital E, H	-	-
Net asset value, end of period	$ 10.03	$ 10.05
Total Return B, C, D	1.98%	.24%
Ratios to Average Net Assets G
Expenses before expense reductions	.78%	.85% A
Expenses net of voluntary waivers, if any	.70%	.70% A
Expenses net of all reductions	.70%	.70% A
Net investment income	2.23%	1.11% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,557	$ 316
Portfolio turnover rate	33%	53%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period June 16, 2004 (commencement of sale of shares) to July 31, 2004.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2005	2004 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.05	$ 10.04
Income from Investment Operations
Net investment income E	.222	.013
Net realized and unrealized gain (loss)	(.025)	.010
Total from investment operations	.197	.023
Distributions from net investment income	(.214)	(.013)
Distributions from net realized gain	(.003)	-
Total distributions	(.217)	(.013)
Redemption fees added to paid in capital E, H	-	-
Net asset value, end of period	$ 10.03	$ 10.05
Total Return B, C, D	1.98%	.23%
Ratios to Average Net Assets G
Expenses before expense reductions	.77%	.86% A
Expenses net of voluntary waivers, if any	.70%	.70% A
Expenses net of all reductions	.70%	.70% A
Net investment income	2.23%	1.11% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,044	$ 356
Portfolio turnover rate	33%	53%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period June 16, 2004 (commencement of sale of shares) to July 31, 2004.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Ultra-Short Bond

Years ended July 31,	2005	2004	2003 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.05	$ 10.02	$ 10.00
Income from Investment Operations
Net investment income D	.241	.122	.137
Net realized and unrealized gain (loss)	(.026)	.029	.052
Total from investment operations	.215	.151	.189
Distributions from net investment income	(.232)	(.122)	(.173)
Distributions from net realized gain	(.003)	-	-
Total distributions	(.235)	(.122)	(.173)
Redemption fees added to paid in capital D	- G	.001	.004
Net asset value, end of period	$ 10.03	$ 10.05	$ 10.02
Total Return B, C	2.16%	1.52%	1.94%
Ratios to Average Net Assets F
Expenses before expense reductions	.58%	.62%	.70% A
Expenses net of voluntary waivers, if any	.53%	.55%	.55% A
Expenses net of all reductions	.53%	.55%	.55% A
Net investment income	2.41%	1.21%	1.50% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 906,644	$ 580,174	$ 225,203
Portfolio turnover rate	33%	53%	39% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period August 29, 2002 (commencement of sale of shares) to July 31, 2003.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2005	2004 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.05	$ 10.04
Income from Investment Operations
Net investment income D	.240	.015
Net realized and unrealized gain (loss)	(.026)	.010
Total from investment operations	.214	.025
Distributions from net investment income	(.231)	(.015)
Distributions from net realized gain	(.003)	-
Total distributions	(.234)	(.015)
Redemption fees added to paid in capital	-	-
Net asset value, end of period D, G	$ 10.03	$ 10.05
Total Return B, C	2.15%	.25%
Ratios to Average Net Assets F
Expenses before expense reductions	.58%	.67% A
Expenses net of voluntary waivers, if any	.55%	.55% A
Expenses net of all reductions	.55%	.55% A
Net investment income	2.38%	1.26% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 509	$ 376
Portfolio turnover rate	33%	53%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period June 16, 2004 (commencement of sale of shares) to July 31, 2004.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2005

1. Significant Accounting Policies.

Fidelity Ultra-Short Bond Fund (the fund) is a non-diversified fund of Fidelity Income Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Ultra-Short Bond (the original class), and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds) and fixed-income Central Investment Portfolios (CIPs), collectively referred to as Central Funds, which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund, which are also consistently followed by the Central Funds:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining

Annual Report

1. Significant Accounting Policies - continued

Security Valuation - continued

maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies, including Central Funds, are valued at their net asset value each business day.

Investment Transactions and Income. Security transactions, including the fund's investment activity in the Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income, including distributions from the Central Funds, is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, swap agreements, market discount, financing transactions, losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,412,507
Unrealized depreciation	(1,060,010)
Net unrealized appreciation (depreciation)	352,497
Undistributed ordinary income	65,597

Cost for federal income tax purposes	$ 924,707,039

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	July 31, 2005	July 31, 2004
Ordinary Income	$ 18,371,770	$ 4,708,387
Long-term Capital Gains	213,973	-
Total	$ 18,585,743	$ 4,708,387

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a redemption fee equal to .25% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the

Annual Report

2. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities - continued

amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. The fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Swap Agreements. The fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Total return swaps are agreements to exchange the return generated by one instrument or index for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, a fund will receive a payment from the counterparty. To the extent it is less, a fund will make a payment to the counterparty. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Swap Agreements - continued

underlying instrument, at par, if a credit event occurs during the term of the swap. The fund may enter into credit default swaps in which either it or its counterparty act as guarantors. By acting as the guarantor of a swap, a fund assumes the market and credit risk of the underlying instrument including liquidity and loss of value. Periodic payments and premiums received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with a fund's custodian in compliance with swap contracts. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the fund's Schedule of Investments under the caption "Swap Agreements."

Mortgage Dollar Rolls. To earn additional income, the fund may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities ("mortgage dollar rolls") or the purchase and simultaneous agreement to sell similar securities ("reverse mortgage dollar rolls"). The securities traded are mortgage securities and bear the same interest rate but may be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $383,859,606 and $88,905,991, respectively.

Annual Report

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets (effective June 1, 2005, the fund's management contract was amended, reducing the individual fund fee rate to .20% of average net assets) and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .40% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.15%	$ 2,731	$ 145
Class T	0%	.15%	3,153	1,639
			$ 5,884	$ 1,784

Sales Load. FDC receives a front-end sales charge of up to 1.50% for selling Class A and Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A and Class T redemptions. These charges depend on the holding period. The deferred sales charges are.25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 3,708
Class T	2,035
$ 5,743

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund, except for Ultra-Short Bond. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Ultra-Short Bond shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. Under an amended contract effective June 1, 2005, transfer agent fees for the Ultra-Short Bond class consist of an asset based fee and were reduced to a rate of .10% of average net assets. The account fees were eliminated. For the period the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 3,425.19
Class T	3,977.19
Fidelity Ultra-Short Bond	993,980.13
Institutional Class	1,151.11
	$ 1,002,533

Accounting Fees. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month. Effective June 1, 2005, FMR pays these fees.

Fundwide Operations Fee. Pursuant to a new Fundwide Operations and Expense Agreement (FWOE) effective on June 1, 2005, FMR has agreed to provide for fund level expenses (which do not include transfer agent, Rule 12b-1 fees, the compensation of the independent trustees or other extraordinary expenses) in return for a FWOE fee equal to .35% less the total amount of the management fee. The FWOE paid by the fund is reduced by an amount equal to the fees and expenses paid to the independent trustees. For the period, the FWOE fee was equivalent to .005% of average net assets.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM) an affiliate of FMR.

The fund may also invest in CIPs managed by FIMM. The Ultra-Short Central Fund seeks to obtain a high level of current income consistent with preservation of capital by investing in U.S. dollar-denominated money market and investment grade debt securities and repurchase agreements.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Affiliated Central Funds - continued

The fund's Schedule of Investments lists the CIP as an investment of the fund but does not include the underlying holdings of the CIP. Based on its investment objectives, the CIP may invest or participate in various investment vehicles or strategies such as delayed delivery and when-issued securities, derivatives, financing transactions and restricted securities. These strategies are consistent with the investment objectives of the fund and may involve certain economic risks, including the risk that a counterparty to one or more of these transactions may be unable or unwilling to comply with the terms of the governing agreement. This may result in a decline in value of the CIP and the fund.

A complete list of holdings for the CIP is available at the end of this report. In addition, a copy of the CIP's financial statements is available on the EDGAR Database on the SEC's website www.sec.gov, or at the Commission's public reference room in Washington, DC.

The Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $7,392,456 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	.70%	$ 1,540
Class T	.70%	1,515
Ultra-Short Bond	.55%*	425,319
Institutional Class	.55%	295
		$ 428,669

* Effective June 1, 2005 the expense limitation was eliminated for Ultra-Short Bond.

Annual Report

Notes to Financial Statements - continued

6. Expense Reductions - continued

In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $2,847.

Transfer Agent expense reduction
Ultra-Short Bond	$ 3,228

7. Other.

The fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended July 31,
	2005	2004 A
From net investment income
Class A	$ 41,869	$ 200
Class T	50,050	262
Ultra-Short Bond	18,257,386	4,707,455
Institutional Class	22,466	471
Total	$ 18,371,771	$ 4,708,388
From net realized gain
Class A	$ 407	$ -
Class T	503	-
Ultra-Short Bond	212,634	-
Institutional Class	428	-
Total	$ 213,972	-

A Distributions for Class A, Class T, and Institutional Class are for the period June 16, 2004 (commencement of sale of shares) to July 31, 2004.

Annual Report

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended July 31,		Years ended July 31,
	2005	2004 A	2005	2004 A
Class A
Shares sold	314,954	31,506	$ 3,163,548	$ 316,495
Reinvestment of distributions	3,804	19	38,189	195
Shares redeemed	(95,385)	(78)	(957,951)	(780)
Net increase (decrease)	223,373	31,447	$ 2,243,786	$ 315,910
Class T
Shares sold	597,602	35,358	$ 6,002,298	$ 355,050
Reinvestment of distributions	4,137	26	41,523	262
Shares redeemed	(234,046)	-	(2,350,424)	-
Net increase (decrease)	367,693	35,384	$ 3,693,397	$ 355,312
Ultra-Short Bond
Shares sold	63,063,839	59,927,755	$ 633,315,534	$ 602,349,405
Reinvestment of distributions	1,643,763	418,048	16,499,718	4,203,573
Shares redeemed	(32,055,308)	(25,071,625)	(321,868,107)	(252,053,274)
Net increase (decrease)	32,652,294	35,274,178	$ 327,947,145	$ 354,499,704
Institutional Class
Shares sold	296,985	37,405	$ 2,986,442	$ 375,544
Reinvestment of distributions	2,113	47	21,221	471
Shares redeemed	(285,834)	-	(2,870,628)	-
Net increase (decrease)	13,264	37,452	$ 137,035	$ 376,015

A Share transactions for Class A, Class T, and Institutional Class are for the period June 16, 2004 (commencement of sale of shares) to July 31, 2004.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Income Fund and the Shareholders of Fidelity Ultra-Short Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Ultra-Short Bond Fund (a fund of Fidelity Income Fund) at July 31, 2005 and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Ultra-Short Bond Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 13, 2005

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 320 funds advised by FMR or an affiliate. Mr. McCoy oversees 322 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 311 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc.

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Ms. Johnson serves as President of Fidelity Employer Services Company (FESCO) (2005-present). She is President and a Director of Fidelity Investments Money Management, Inc. (2001-present), FMR Co., Inc. (2001-present), and a Director of FMR Corp. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of the fund (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Co. (1998-2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003-present) and Chief Operating Officer (2002-present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005-present).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the Independent Trustees (2005-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000-present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the Independent Trustees (2001-present). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000-present) and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005-present) or Member of the Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005

Member of the Advisory Board of Fidelity Income Fund. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Income Fund. Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Walter C. Donovan (43)

Year of Election or Appointment: 2005

Vice President of the fund. Mr. Donovan also serves as Vice President of Fidelity's High Income Funds (2005-present), Fidelity's Fixed-Income Funds (2005-present), certain Asset Allocation Funds (2005-present), and certain Balanced Funds (2005-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMRC (2005-present). Previously, Mr. Donovan served as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

David L. Murphy (57)

Year of Election or Appointment: 2005

Vice President of the fund. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002-present), certain Asset Allocation Funds (2003-present), Fidelity's Investment Grade-Bond Funds (2005-present), and Fidelity's Balanced Funds (2005-present). He serves as Senior Vice President (2000-present) and Head (2004-present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of FIMM (2003-present) and a Vice President of FMR (2000-present). Previously, Mr. Murphy served as Money Market Group Leader (2002-2004), Bond Group Leader (2000-2002), and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002). Mr. Murphy joined Fidelity Investments in 1989 as a portfolio manager in the Bond Group.

Thomas J. Silvia (44)

Year of Election or Appointment: 2005

Vice President of the fund. Mr. Silvia also serves as Vice President of Fidelity's Bond Funds (2005-present) and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed-Income Division (2005-present). Previously, Mr. Silvia served as Director of Fidelity's Taxable Bond portfolio managers (2002-2004) and a portfolio manager in the Bond Group (1997-2004).

Andrew J. Dudley (41)

Year of Election or Appointment: 2002

Vice President of the fund. Mr. Dudley also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Dudley managed a variety of Fidelity funds.

Eric D. Roiter (56)

Year of Election or Appointment: 2004

Secretary of the fund. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (45)

Year of Election or Appointment: 2004

Assistant Secretary of the fund. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of the fund. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

Year of Election or Appointment: 2004

Chief Financial Officer of the fund. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002-present) and President of Fidelity Investment Operations (2005-present) which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he served as President (1998-2005). Mr. Hayes serves as President of Fidelity Service Company (2003-present) where he also serves as a Director. Mr. Hayes also served as President of Fidelity Investments Operations Group (FIOG, 2002-2005).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (47)

Year of Election or Appointment: 2004

Deputy Treasurer of the fund. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of the fund. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (35)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (58)
Year of Election or Appointment: 2004 Assistant Treasurer of the fund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (51)
Year of Election or Appointment: 2004 Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (50)
Year of Election or Appointment: 2004 Assistant Treasurer of the fund. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (46)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended July 31, 2005, $217,965, or, if subsequently determined to be different, the net capital gain of such year.

A total of 1.22% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Ultra-Short Bond Fund

Each year, typically in June, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Fixed-Income Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its June 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided by Fidelity. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers. The Board also considered the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in June 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using "soft" commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment-grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment-grade taxable bond funds.

Annual Report

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2004, the return of the retail class of the fund, the return of a broad-based securities market index ("benchmark"), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The return of the retail class represents the performance of a class with the lowest 12b-1 fee (not necessarily with the lowest total expenses). (The Advisor classes of the fund, which have higher 12b-1 fees, had less than one year of performance as of December 31, 2004.) The box within the chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. The percentage beaten number noted below the chart corresponds to the percentile box and represents the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the retail class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the relative investment performance of the retail class of the fund compared favorably to its Lipper peer group for the one-year period. The Board also noted that the relative investment performance of the retail class of the fund compared favorably to its benchmark for the one-year period.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 35% would mean that 65% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile ("quadrant") in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

Furthermore, the Board considered that, on May 19, 2005, after the periods shown in the chart above, it had approved an amendment (effective June 1, 2005) to the fund's management contract that lowered the fund's individual fund fee rate from 30 basis points to 20 basis points. The Board considered that, if the lower individual fund fee rate had been in effect in 2004, it would have reduced the fund's management fee rate from 43 basis points to 33 basis points.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class T, and Fidelity Ultra-Short Bond Fund (retail class) ranked below its competitive median for 2004, and the total expenses of Institutional Class ranked above its competitive median for 2004. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class. The Board considered that if the lower individual fund fee rate had been in effect in 2004, it would have reduced each class's total expenses by 10 basis points and the total expenses of Institutional Class would have ranked below the median.

The Board also considered that on May 19, 2005, it had approved changes (effective June 1, 2005) in the contractual arrangements for the fund that (i) have the effect of setting the total "fund-level" expenses (including, among certain other expenses, the management fee) for each class at 35 basis points, (ii) lower and limit the "class-level" transfer agent fee for Fidelity Ultra-Short Bond Fund (retail class) to 10 basis points, and (iii) limit the total expenses for Fidelity Ultra-Short Bond Fund (retail class) to 45 basis points. These new contractual arrangements may not be increased without Board approval. The fund's Advisor classes continue to be subject to different class-level expenses (transfer agent fees and 12b-1 fees).

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board noted that because the new contractual arrangements set the total fund-level expenses for each class at 35 basis points, increases or decreases in the management fee due to changes in the group fee rate will not impact total expenses. However, the Board realized that the 35 basis point fee rate was below the lowest management fee available under the old contractual arrangements. The maximum benefit that a decrease in the group fee rate could provide the fund would be a reduction in the management fee to approximately 39 basis points (compared to total fund-level expenses of 35 basis points under the new contractual arrangements).

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including (Advisor classes only) reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases. The Board also noted that the reduction in the fund's management fee rate from 43 basis points to 33 basis points and the reduction in each class's total expenses by 10 basis points would deliver significant economies to fund shareholders. The Board concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) Fidelity's fund profitability methodology, including additional detail on various cost allocations; (ii) fall-out benefits to Fidelity; and (iii) compensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund's existing Advisory Contracts should be renewed.

Annual Report

The following is a complete listing of investments for Fidelity's fixed-income central fund as of July 31, 2005 which is a direct or indirect investment of Fidelity Ultra-Short Bond Fund.
These underlying holdings of the Fidelity fixed-income central fund are not included in the Schedule of Investments as part of the Financial Statements.

Annual Report

Fidelity Ultra-Short Central Fund

Investments July 31, 2005 (Unaudited)

Showing Percentage of Net Assets

Nonconvertible Bonds - 3.8%
	Principal Amount	Value
CONSUMER DISCRETIONARY - 1.0%
Auto Components - 0.3%
DaimlerChrysler NA Holding Corp.:
3.8594% 9/10/07 (f)	$ 16,665,000	$ 16,698,830
3.8938% 5/24/06 (f)	4,700,000	4,713,691
		21,412,521
Media - 0.7%
Continental Cablevision, Inc. 8.3% 5/15/06	8,000,000	8,248,640
Cox Communications, Inc. (Reg. S) 3.95% 12/14/07 (f)	12,140,000	12,202,691
Liberty Media Corp. 4.91% 9/17/06 (f)	16,694,000	16,786,986
Univision Communications, Inc. 2.875% 10/15/06	8,505,000	8,315,339
		45,553,656
TOTAL CONSUMER DISCRETIONARY		66,966,177
ENERGY - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Valero Energy Corp. 7.375% 3/15/06	11,550,000	11,735,435
FINANCIALS - 1.0%
Capital Markets - 0.1%
State Street Capital Trust II 3.7681% 2/15/08 (f)	10,000,000	10,002,260
Commercial Banks - 0.3%
Wells Fargo & Co. 3.4194% 3/10/08 (f)	16,600,000	16,599,452
Consumer Finance - 0.2%
General Motors Acceptance Corp. 4.87% 10/20/05 (f)	14,765,000	14,786,188
Thrifts & Mortgage Finance - 0.4%
Countrywide Financial Corp. 3.71% 4/11/07 (f)	11,025,000	11,032,034
Residential Capital Corp. 4.835% 6/29/07 (c)(f)	14,150,000	14,164,716
		25,196,750
TOTAL FINANCIALS		66,584,650
TELECOMMUNICATION SERVICES - 1.3%
Diversified Telecommunication Services - 1.2%
British Telecommunications PLC 7.875% 12/15/05	18,145,000	18,397,070
France Telecom SA 7.45% 3/1/06 (a)	5,600,000	5,699,484
GTE Corp. 6.36% 4/15/06	9,000,000	9,126,405
SBC Communications, Inc. 4.389% 6/5/06 (c)	15,315,000	15,319,595
Sprint Capital Corp. 4.78% 8/17/06	6,000,000	6,020,550
Telefonica Europe BV 7.35% 9/15/05	4,500,000	4,517,537
Nonconvertible Bonds - continued
	Principal Amount	Value
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Telefonos de Mexico SA de CV 4.5% 11/19/08	$ 10,240,000	$ 10,092,268
TELUS Corp. yankee 7.5% 6/1/07	6,500,000	6,835,569
		76,008,478
Wireless Telecommunication Services - 0.1%
AT&T Wireless Services, Inc. 7.35% 3/1/06	5,500,000	5,596,976
TOTAL TELECOMMUNICATION SERVICES		81,605,454
UTILITIES - 0.3%
Electric Utilities - 0.2%
Pinnacle West Energy Corp. 4.0044% 4/1/07 (c)(f)	12,800,000	12,800,794
Gas Utilities - 0.1%
NiSource Finance Corp. 7.625% 11/15/05	9,250,000	9,342,213
TOTAL UTILITIES		22,143,007
TOTAL NONCONVERTIBLE BONDS (Cost $249,397,779)		249,034,723
U.S. Government Agency Obligations - 0.0%

Fannie Mae 0% 9/28/05 (e) (Cost $994,579)	1,000,000	994,635
Asset-Backed Securities - 35.2%

Accredited Mortgage Loan Trust:
Series 2004-2 Class A2, 3.76% 7/25/34 (f)	7,964,683	7,978,722
Series 2004-3 Class 2A4, 3.81% 10/25/34 (f)	10,915,000	10,946,584
Series 2004-4 Class A2D, 3.81% 1/25/35 (f)	3,579,364	3,588,366
Series 2005-1:
Class M1, 3.93% 4/25/35 (f)	11,280,000	11,251,882
Class M2, 4.15% 4/25/35 (f)	5,275,000	5,276,901
ACE Securities Corp.:
Series 2002-HE1 Class M1, 4.11% 6/25/32 (f)	1,308,761	1,318,432
Series 2002-HE2 Class M1, 4.31% 8/25/32 (f)	18,631,213	18,704,611
Series 2003-FM1 Class M2, 5.31% 11/25/32 (f)	3,015,000	3,050,466
Series 2003-HS1:
Class M1, 4.21% 6/25/33 (f)	800,000	803,485
Class M2, 5.21% 6/25/33 (f)	856,000	871,093
Asset-Backed Securities - continued
	Principal Amount	Value
ACE Securities Corp.: - continued
Series 2003-NC1 Class M1, 4.24% 7/25/33 (f)	$ 1,600,000	$ 1,611,660
Series 2004-HE1:
Class M1, 3.96% 2/25/34 (f)	2,193,000	2,193,772
Class M2, 4.56% 2/25/34 (f)	2,475,000	2,476,241
Series 2004-OP1:
Class M1, 3.98% 4/25/34 (f)	4,420,000	4,424,344
Class M2, 4.51% 4/25/34 (f)	6,240,000	6,251,080
Series 2005-HE2:
Class M1, 3.9% 4/25/35 (f)	1,530,000	1,527,965
Class M2, 3.91% 4/25/35 (f)	1,803,000	1,796,836
Class M3, 3.94% 4/25/35 (f)	1,040,000	1,038,647
Class M4, 4.1% 4/25/35 (f)	1,340,000	1,338,268
Series 2005-HE3:
Class A2A, 3.56% 5/25/35 (f)	8,063,511	8,063,822
Class A2B, 3.67% 5/25/35 (f)	4,370,000	4,366,352
Series 2005-SD1 Class A1, 3.86% 11/25/50 (f)	2,563,309	2,566,464
Aesop Funding II LLC Series 2005-1A Class A2, 3.49% 4/20/09 (c)(f)	8,800,000	8,765,680
American Express Credit Account Master Trust:
Series 2002-6 Class B, 3.8381% 3/15/10 (f)	5,000,000	5,030,751
Series 2004-1 Class B, 3.6381% 9/15/11 (f)	5,775,000	5,797,723
Series 2004-C Class C, 3.8881% 2/15/12 (c)(f)	17,323,520	17,374,643
Series 2005-1 Class A, 3.4181% 10/15/12 (f)	15,455,000	15,481,600
AmeriCredit Automobile Receivables Trust:
Series 2002-EM Class A4A, 3.67% 6/8/09	25,000,000	24,899,223
Series 2003-AM:
Class A3B, 3.71% 6/6/07 (f)	685,806	685,879
Class A4B, 3.81% 11/6/09 (f)	12,400,000	12,441,657
Series 2003-BX Class A4B, 3.72% 1/6/10 (f)	3,265,000	3,275,694
Series 2003-CF Class A3, 2.75% 10/9/07	12,249,371	12,210,791
Series 2005-1 Class C, 4.73% 7/6/10	15,500,000	15,451,950
Ameriquest Mortgage Securities, Inc.:
Series 2002-3 Class M1, 4.16% 8/25/32 (f)	5,000,000	5,028,248
Series 2003-1:
Class A2, 3.87% 2/25/33 (f)	465,695	465,917
Class M1, 4.36% 2/25/33 (f)	6,150,000	6,197,846
Series 2003-3:
Class M1, 4.26% 3/25/33 (f)	1,590,000	1,603,481
Class S, 5% 9/25/05 (g)	4,457,447	17,215
Series 2003-6:
Class M1, 4.22% 8/25/33 (f)	7,560,000	7,611,224
Asset-Backed Securities - continued
	Principal Amount	Value
Ameriquest Mortgage Securities, Inc.: - continued
Series 2003-6:
Class M2, 5.31% 5/25/33 (f)	$ 2,750,000	$ 2,808,476
Series 2003-AR1 Class M1, 4.61% 1/25/33 (f)	7,000,000	7,072,631
Series 2004-R2:
Class M1, 3.89% 4/25/34 (f)	1,230,000	1,229,949
Class M2, 3.94% 4/25/34 (f)	950,000	949,960
Class M3, 4.01% 4/25/34 (f)	3,500,000	3,499,854
Class M4, 4.51% 4/25/34 (f)	4,500,000	4,499,807
Series 2004-R9 Class A3, 3.78% 10/25/34 (f)	9,340,000	9,359,871
Series 2005-R1:
Class M1, 3.91% 3/25/35 (f)	5,710,000	5,691,308
Class M2, 3.94% 3/25/35 (f)	1,925,000	1,918,868
Series 2005-R2 Class M1, 3.91% 4/25/35 (f)	12,500,000	12,482,516
Amortizing Residential Collateral Trust:
Series 2002-BC3 Class A, 3.79% 6/25/32 (f)	2,411,175	2,418,495
Series 2002-BC6 Class M1, 4.21% 8/25/32 (f)	24,900,000	25,116,817
Series 2002-BC7:
Class M1, 4.1144% 10/25/32 (f)	10,000,000	10,075,000
Class M2, 4.36% 10/25/32 (f)	5,575,000	5,612,067
Series 2003-BC1 Class M2, 4.56% 1/25/32 (f)	758,836	762,333
ARG Funding Corp.:
Series 2005-1A Class A2, 3.53% 4/20/09 (c)(f)	11,000,000	10,975,938
Series 2005-2A Class A2, 3.54% 5/20/09 (c)(f)	5,200,000	5,190,453
Argent Securities, Inc.:
Series 2003-W3 Class M2, 5.26% 9/25/33 (f)	20,000,000	20,599,990
Series 2003-W7 Class A2, 3.85% 3/1/34 (f)	4,505,856	4,515,756
Series 2004-W5 Class M1, 4.06% 4/25/34 (f)	3,960,000	3,964,768
Series 2004-W7:
Class M1, 4.01% 5/25/34 (f)	4,085,000	4,084,827
Class M2, 4.06% 5/25/34 (f)	3,320,000	3,319,860
Asset Backed Securities Corp. Home Equity Loan Trust:
Series 2003-HE2:
Class A2, 3.7681% 4/15/33 (f)	1,158,706	1,159,186
Class M1, 4.2881% 4/15/33 (f)	11,365,000	11,429,103
Series 2003-HE3:
Class M1, 4.2181% 6/15/33 (f)	2,185,000	2,198,827
Class M2, 5.3881% 6/15/33 (f)	10,000,000	10,182,465
Series 2003-HE4 Class M2, 5.3881% 8/15/33 (f)	5,695,000	5,798,650
Series 2003-HE5 Class A2A, 3.7481% 8/15/33 (f)	1,380,797	1,381,390
Series 2003-HE6 Class M1, 4.11% 11/25/33 (f)	3,475,000	3,490,373
Series 2004-HE2 Class M1, 4.01% 4/25/34 (f)	6,060,000	6,070,769
Series 2004-HE3:
Class M1, 4% 6/25/34 (f)	1,450,000	1,454,353
Asset-Backed Securities - continued
	Principal Amount	Value
Asset Backed Securities Corp. Home Equity Loan Trust: - continued
Series 2004-HE3:
Class M2, 4.58% 6/25/34 (f)	$ 3,350,000	$ 3,386,297
Series 2004-HE6 Class A2, 3.82% 6/25/34 (f)	17,398,791	17,435,568
Series 2005-HE2:
Class M1, 3.91% 3/25/35 (f)	8,250,000	8,235,989
Class M2, 3.96% 3/25/35 (f)	2,065,000	2,065,671
Series 2005-HE6 Class A2B, 3.76% 8/25/35 (d)(f)	10,000,000	10,000,000
Bank One Issuance Trust:
Series 2002-B1 Class B1, 3.7681% 12/15/09 (f)	20,655,000	20,741,067
Series 2002-B2 Class B2, 3.7281% 5/15/08 (f)	15,000,000	15,001,929
Series 2002-B3 Class B, 3.7481% 8/15/08 (f)	14,500,000	14,505,871
Series 2002-C1 Class C1, 4.3481% 12/15/09 (f)	7,980,000	8,065,464
Series 2002-C2 Class C2, 4.3781% 5/15/08 (f)	35,785,000	35,817,626
Bayview Financial Acquisition Trust Series 2004-C Class A1, 3.9013% 5/28/44 (f)	8,416,440	8,415,509
Bayview Financial Asset Trust Series 2000-F Class A, 3.9813% 9/28/43 (f)	9,618,786	9,632,318
Bayview Financial Mortgage Loan Trust Series 2004-A Class A, 3.9313% 2/28/44 (f)	5,760,012	5,771,599
Bear Stearns Asset Backed Securities I:
Series 2005-HE2:
Class M1, 3.96% 2/25/35 (f)	6,655,000	6,639,262
Class M2, 4.21% 2/25/35 (f)	2,430,000	2,432,538
Series 2005-HE5 Class 1A1, 3.4244% 6/25/35 (f)	10,884,395	10,884,395
Capital Auto Receivables Asset Trust:
Series 2002-5 Class B, 2.8% 4/15/08	2,894,887	2,868,235
Series 2003-1 Class B, 3.8581% 6/15/10 (c)(f)	5,781,229	5,797,579
Series 2003-2 Class B, 3.6681% 1/15/09 (f)	2,741,542	2,746,505
Series 2005-1 Class B, 3.7631% 6/15/10 (f)	5,725,000	5,730,367
Capital One Auto Finance Trust:
Series 2003-A Class A4B, 3.6681% 1/15/10 (f)	9,630,000	9,654,568
Series 2004-B Class A4, 3.4981% 8/15/11 (f)	16,300,000	16,303,123
Capital One Master Trust:
Series 1999-3 Class B, 3.8681% 9/15/09 (f)	5,000,000	5,004,082
Series 2001-1 Class B, 3.8981% 12/15/10 (f)	19,500,000	19,638,608
Series 2001-8A Class B, 3.9381% 8/17/09 (f)	9,585,000	9,634,206
Series 2002-4A Class B, 3.8881% 3/15/10 (f)	6,000,000	6,028,221
Capital One Multi-Asset Execution Trust:
Series 2002-B1 Class B1, 4.0681% 7/15/08 (f)	17,705,000	17,711,976
Series 2003-B1 Class B1, 4.5581% 2/17/09 (f)	15,470,000	15,566,773
Capital Trust Ltd. Series 2004-1:
Class A2, 3.88% 7/20/39 (c)(f)	2,968,000	2,968,000
Asset-Backed Securities - continued
	Principal Amount	Value
Capital Trust Ltd. Series 2004-1: - continued
Class B, 4.18% 7/20/39 (c)(f)	$ 1,550,000	$ 1,550,000
Class C, 4.53% 7/20/39 (c)(f)	1,994,000	1,994,000
CDC Mortgage Capital Trust:
Series 2001-HE1 Class M1, 4.49% 1/25/32 (f)	4,244,221	4,254,278
Series 2002-HE2 Class M1, 4.16% 1/25/33 (f)	9,278,431	9,309,123
Series 2002-HE3:
Class M1, 4.56% 3/25/33 (f)	21,339,884	21,627,815
Class M2, 5.71% 3/25/33 (f)	9,968,976	10,143,974
Series 2003-HE1:
Class M1, 4.36% 8/25/33 (f)	1,989,998	1,997,574
Class M2, 5.41% 8/25/33 (f)	4,369,996	4,422,084
Series 2003-HE2 Class A, 3.81% 10/25/33 (f)	1,634,377	1,635,405
Series 2003-HE3:
Class M1, 4.16% 11/25/33 (f)	2,254,989	2,271,960
Class M2, 5.21% 11/25/33 (f)	1,719,992	1,753,552
Series 2004-HE2 Class M2, 4.66% 7/26/34 (f)	2,345,000	2,365,939
Chase Credit Card Owner Trust:
Series 2001-6 Class B, 3.8681% 3/16/09 (f)	1,305,000	1,311,169
Series 2002-6 Class B, 3.7381% 1/15/08 (f)	11,850,000	11,852,472
Series 2004-1 Class B, 3.5881% 5/15/09 (f)	4,105,000	4,104,204
Citibank Credit Card Issuance Trust:
Series 2000-C2 Class C2, 4.2488% 10/15/07 (f)	17,500,000	17,511,349
Series 2001-B2 Class B2, 3.8494% 12/10/08 (f)	11,945,000	11,995,341
Series 2002-B1 Class B1, 3.8% 6/25/09 (f)	9,010,000	9,038,878
Series 2002-C1 Class C1, 4.2185% 2/9/09 (f)	17,500,000	17,686,918
Series 2003-B1 Class B1, 3.66% 3/7/08 (f)	25,000,000	25,022,693
Series 2003-C1 Class C1, 4.65% 4/7/10 (f)	17,785,000	18,152,159
Citigroup Mortgage Loan Trust Series 2003-HE4 Class A, 3.87% 12/25/33 (c)(f)	7,985,107	7,985,935
CNH Wholesale Master Note Trust Series 2005-1:
Class A, 3.43% 6/15/11 (f)	18,000,000	18,000,000
Class B, 3.72% 6/15/11 (f)	2,280,000	2,280,000
Countrywide Home Loans, Inc.:
Series 2002-6 Class AV1, 3.89% 5/25/33 (f)	1,499,863	1,503,470
Series 2003-BC1 Class M2, 5.46% 9/25/32 (f)	11,065,000	11,199,451
Series 2003-SD3 Class A1, 3.88% 12/25/32 (c)(f)	927,188	931,926
Series 2004-2 Class M1, 3.96% 5/25/34 (f)	5,200,000	5,206,719
Series 2004-3:
Class 3A4, 3.71% 8/25/34 (f)	530,752	528,596
Class M1, 3.96% 6/25/34 (f)	1,475,000	1,476,356
Series 2004-4:
Class A, 3.83% 8/25/34 (f)	2,524,088	2,526,278
Asset-Backed Securities - continued
	Principal Amount	Value
Countrywide Home Loans, Inc.: - continued
Series 2004-4:
Class M1, 3.94% 7/25/34 (f)	$ 3,650,000	$ 3,653,189
Class M2, 3.99% 6/25/34 (f)	4,395,000	4,398,536
Series 2005-1:
Class 1AV2, 3.66% 7/25/35 (f)	8,780,000	8,775,114
Class M1, 3.88% 8/25/35 (f)	19,600,000	19,563,654
Class MV1, 3.86% 7/25/35 (f)	3,135,000	3,130,219
Class MV2, 3.9% 7/25/35 (f)	3,765,000	3,754,147
Class MV3, 3.94% 7/25/35 (f)	1,560,000	1,557,748
Series 2005-3 Class MV1, 3.88% 8/25/35 (f)	11,125,000	11,103,934
Series 2005-AB1 Class A2, 3.67% 8/25/35 (f)	17,520,000	17,514,797
Series 2005-IM1 Class A1, 3.56% 8/25/34 (d)(f)	17,915,000	17,915,000
CS First Boston Mortgage Securities Corp.:
Series 2003-8 Class A2, 3.85% 4/25/34 (f)	2,663,075	2,674,762
Series 2004-FRE1:
Class A2, 3.81% 4/25/34 (f)	2,689,397	2,689,291
Class M3, 4.11% 4/25/34 (f)	5,885,000	5,884,751
Discover Card Master Trust I Series 2003-4 Class B1, 3.7181% 5/16/11 (f)	8,155,000	8,196,815
Fannie Mae guaranteed REMIC pass thru certificates Series 2004-T5 Class AB3, 3.8305% 5/28/35 (f)	6,957,460	6,959,877
Fieldstone Mortgage Investment Corp.:
Series 2003-1:
Class M1, 4.14% 11/25/33 (f)	1,300,000	1,308,748
Class M2, 5.21% 11/25/33 (f)	700,000	718,600
Series 2004-1 Class M2, 4.56% 1/25/35 (f)	3,700,000	3,741,581
Series 2004-2 Class M2, 4.61% 7/25/34 (f)	9,890,000	9,889,579
Series 2004-3 Class M5, 4.91% 8/25/34 (f)	2,000,000	2,033,830
Series 2005-2 Class 2A1, 3.5% 7/25/36 (d)(f)	16,935,000	16,935,000
First Franklin Mortgage Loan Asset Backed Certificates:
Series 2005-FF2 Class A2A, 3.55% 3/25/35 (f)	7,354,604	7,354,604
Series 2005-FF2 Class M6, 4.16% 3/25/35 (f)	6,950,000	6,950,000
First Franklin Mortgage Loan Trust Series 2004-FF2:
Class M3, 4.01% 3/25/34 (f)	400,000	400,711
Class M4, 4.36% 3/25/34 (f)	300,000	302,647
First USA Credit Card Master Trust Series 2001-4 Class B, 3.75% 1/12/09 (f)	15,000,000	15,026,199
First USA Secured Note Trust Series 2001-3 Class C, 4.4669% 11/19/08 (c)(f)	11,580,000	11,661,421
Ford Credit Auto Owner Trust Series 2003-B Class B2, 3.8181% 10/15/07 (f)	19,600,000	19,671,950
Asset-Backed Securities - continued
	Principal Amount	Value
Ford Credit Floorplan Master Owner Trust Series 2005-1:
Class A, 3.5381% 5/17/10 (f)	$ 9,590,000	$ 9,589,981
Class B, 3.6563% 5/17/10 (f)	2,625,000	2,624,992
Fremont Home Loan Trust:
Series 2004-1:
Class 1A1, 3.68% 2/25/34 (f)	2,669,337	2,669,232
Class M1, 3.91% 2/25/34 (f)	750,000	749,968
Class M2, 3.96% 2/25/34 (f)	800,000	799,966
Series 2004-C Class 2A2, 4.01% 8/25/34 (f)	10,000,000	10,101,993
Series 2005-2 Class 2A1, 3.5913% 6/25/35 (f)	15,380,000	15,375,194
Series 2005-A:
Class 2A2, 3.7% 2/25/35 (f)	11,850,000	11,865,657
Class M1, 3.89% 1/25/35 (f)	1,603,000	1,599,854
Class M2, 3.92% 1/25/35 (f)	2,325,000	2,321,531
Class M3, 3.95% 1/25/35 (f)	1,250,000	1,249,947
Class M4, 4.14% 1/25/35 (f)	925,000	927,535
GE Business Loan Trust Series 2003-1 Class A, 3.8181% 4/15/31 (c)(f)	5,499,865	5,531,421
GE Capital Credit Card Master Note Trust Series 2005-2 Class B, 3.5736% 6/15/11 (f)	6,475,000	6,473,058
Gracechurch Card Funding PLC:
Series 5:
Class B, 3.6181% 8/15/08 (f)	1,520,000	1,521,351
Class C, 4.3181% 8/15/08 (f)	5,580,000	5,601,142
Series 6 Class B, 3.5781% 2/17/09 (f)	1,030,000	1,030,901
Series 8 Class C, 3.6721% 6/15/10 (f)	18,450,000	18,450,000
GSAMP Trust:
Series 2002-HE Class M1, 4.68% 11/20/32 (f)	2,882,888	2,928,737
Series 2002-NC1:
Class A2, 3.78% 7/25/32 (f)	54,777	55,099
Class M1, 4.1% 7/25/32 (f)	8,861,000	8,920,491
Series 2003-FM1 Class M1, 4.25% 3/20/33 (f)	15,000,000	15,136,310
Series 2004-FM1:
Class M1, 4.11% 11/25/33 (f)	2,865,000	2,864,879
Class M2, 4.86% 11/25/33 (f)	1,975,000	2,005,597
Series 2004-FM2:
Class M1, 3.96% 1/25/34 (f)	3,500,000	3,499,853
Class M2, 4.56% 1/25/34 (f)	1,500,000	1,499,936
Class M3, 4.76% 1/25/34 (f)	1,500,000	1,499,935
Series 2004-HE1:
Class M1, 4.01% 5/25/34 (f)	4,045,000	4,044,829
Class M2, 4.61% 5/25/34 (f)	1,750,000	1,766,258
Asset-Backed Securities - continued
	Principal Amount	Value
GSAMP Trust: - continued
Series 2005-9 Class 2A1, 3.5287% 8/25/35 (f)	$ 17,530,000	$ 17,530,000
Series 2005-FF2 Class M5, 4.09% 3/25/35 (f)	3,500,000	3,500,000
Series 2005-HE2 Class M, 3.89% 3/25/35 (f)	8,780,000	8,749,867
Series 2005-NC1 Class M1, 3.91% 2/25/35 (f)	9,010,000	8,987,296
Guggenheim Structured Real Estate Funding Ltd. Series 2005-1 Class C, 4.3944% 5/25/30 (c)(f)	14,000,000	13,986,652
HFC Home Equity Loan Asset Backed Certificates Series 2005-2:
Class M1, 3.97% 1/20/34 (f)	3,225,000	3,225,000
Class M2, 4% 1/20/34 (f)	2,415,000	2,415,000
Home Equity Asset Trust:
Series 2002-2 Class M1, 4.26% 6/25/32 (f)	10,000,000	10,017,090
Series 2002-3 Class A5, 3.9% 2/25/33 (f)	854,528	855,194
Series 2002-4 Class A3, 3.94% 3/25/33 (f)	1,237,388	1,238,074
Series 2002-5:
Class A3, 3.98% 5/25/33 (f)	2,866,793	2,872,821
Class M1, 4.66% 5/25/33 (f)	13,800,000	13,966,276
Series 2003-1:
Class A2, 3.93% 6/25/33 (f)	4,229,596	4,233,111
Class M1, 4.46% 6/25/33 (f)	8,335,000	8,375,317
Series 2003-2:
Class A2, 3.84% 8/25/33 (f)	228,269	229,139
Class M1, 4.34% 8/25/33 (f)	2,245,000	2,269,298
Series 2003-3:
Class A2, 3.82% 8/25/33 (f)	1,624,262	1,630,339
Class M1, 4.32% 8/25/33 (f)	8,185,000	8,266,814
Series 2003-4:
Class M1, 4.26% 10/25/33 (f)	3,415,000	3,440,384
Class M2, 5.36% 10/25/33 (f)	4,040,000	4,093,038
Series 2003-5:
Class A2, 3.81% 12/25/33 (f)	5,822,876	5,843,440
Class M1, 4.16% 12/25/33 (f)	3,175,000	3,192,660
Class M2, 5.19% 12/25/33 (f)	1,345,000	1,377,487
Series 2003-7 Class A2, 3.84% 3/25/34 (f)	3,430,379	3,438,503
Series 2004-2 Class A2, 3.75% 7/25/34 (f)	6,172,348	6,172,139
Series 2004-3:
Class M1, 4.03% 8/25/34 (f)	2,015,000	2,019,636
Class M2, 4.66% 8/25/34 (f)	2,200,000	2,237,373
Series 2004-4 Class A2, 3.78% 10/25/34 (f)	8,318,527	8,347,783
Series 2004-6 Class A2, 3.81% 12/25/34 (f)	9,249,309	9,278,715
Series 2004-7 Class A3, 3.85% 1/25/35 (f)	2,916,946	2,929,856
Asset-Backed Securities - continued
	Principal Amount	Value
Home Equity Asset Trust: - continued
Series 2005-1:
Class M1, 3.89% 5/25/35 (f)	$ 9,705,000	$ 9,697,565
Class M2, 3.91% 5/25/35 (f)	5,780,000	5,763,067
Class M3, 3.96% 5/25/35 (f)	5,825,000	5,808,344
Series 2005-2:
Class 2A2, 3.66% 7/25/35 (f)	13,170,000	13,163,182
Class M1, 3.91% 7/25/35 (f)	10,085,000	10,075,362
Series 2005-3 Class M1, 3.87% 8/25/35 (f)	9,450,000	9,434,700
Series 2005-5 Class 2A2, 3.65% 11/25/35 (d)(f)	15,000,000	14,968,605
Household Affinity Credit Card Master Note Trust I Series 2003-3 Class B, 3.6781% 8/15/08 (f)	10,000,000	10,018,071
Household Credit Card Master Trust I Series 2002-1 Class B, 4.0381% 7/15/08 (f)	22,589,000	22,608,682
Household Home Equity Loan Trust:
Series 2002-2 Class A, 3.73% 4/20/32 (f)	3,295,048	3,298,089
Series 2002-3 Class A, 3.88% 7/20/32 (f)	2,678,218	2,681,775
Series 2003-1 Class M, 4.06% 10/20/32 (f)	770,987	771,866
Series 2003-2:
Class A, 3.76% 9/20/33 (f)	2,892,082	2,897,777
Class M, 4.01% 9/20/33 (f)	1,360,000	1,362,941
Series 2004-1 Class M, 3.95% 9/20/33 (f)	2,708,464	2,713,597
Household Mortgage Loan Trust:
Series 2003-HC1 Class M, 4.08% 2/20/33 (f)	1,742,776	1,748,262
Series 2004-HC1:
Class A, 3.78% 2/20/34 (f)	5,083,992	5,096,702
Class M, 3.93% 2/20/34 (f)	3,073,800	3,073,443
Household Private Label Credit Card Master Note Trust I:
Series 2002-1 Class B, 3.9381% 1/18/11 (f)	8,850,000	8,867,619
Series 2002-2:
Class A, 3.5581% 1/18/11 (f)	9,000,000	9,012,218
Class B, 3.9381% 1/18/11 (f)	14,275,000	14,355,952
Series 2002-3 Class B, 4.6381% 9/15/09 (f)	4,150,000	4,159,262
Ikon Receivables Funding LLC Series 2003-1 Class A3A, 3.6213% 12/17/07 (f)	2,781,207	2,781,863
IXIS Real Estate Capital Trust Series 2005-HE1:
Class A1, 3.71% 6/25/35 (f)	11,646,350	11,645,706
Class M1, 3.93% 6/25/35 (f)	4,100,000	4,094,813
Class M2, 3.95% 6/25/35 (f)	2,775,000	2,766,003
Class M3, 3.98% 6/25/35 (f)	1,975,000	1,972,566
Keycorp Student Loan Trust Series 1999-A Class A2, 3.8% 12/27/09 (f)	16,169,548	16,224,493
Asset-Backed Securities - continued
	Principal Amount	Value
Long Beach Mortgage Loan Trust:
Series 2003-2:
Class AV, 3.78% 6/25/33 (f)	$ 253,078	$ 253,185
Class M1, 4.28% 6/25/33 (f)	19,500,000	19,626,153
Series 2003-3 Class M1, 4.21% 7/25/33 (f)	7,770,000	7,824,625
Series 2004-2:
Class M1, 3.99% 6/25/34 (f)	4,275,000	4,285,404
Class M2, 4.54% 6/25/34 (f)	1,400,000	1,416,723
Series 2005-2 Class 2A2, 3.64% 4/25/35 (f)	12,000,000	11,996,998
MASTR Asset Backed Securities Trust:
Series 2003-NC1:
Class M1, 4.19% 4/25/33 (f)	3,500,000	3,519,270
Class M2, 5.31% 4/25/33 (f)	1,500,000	1,534,429
Series 2004-FRE1 Class M1, 4.01% 7/25/34 (f)	5,223,000	5,238,948
MBNA Asset Backed Note Trust Series 2000-K Class C, 4.1881% 3/17/08 (c)(f)	7,250,000	7,258,700
MBNA Credit Card Master Note Trust:
Series 2001-B1 Class B1, 3.7631% 10/15/08 (f)	30,000,000	30,042,072
Series 2001-B2 Class B2, 3.7481% 1/15/09 (f)	30,353,000	30,429,933
Series 2002-B2 Class B2, 3.7681% 10/15/09 (f)	20,000,000	20,086,600
Series 2002-B3 Class B3, 3.7881% 1/15/08 (f)	15,000,000	15,000,470
Series 2002-B4 Class B4, 3.8881% 3/15/10 (f)	14,800,000	14,916,873
Series 2003-B2 Class B2, 3.7781% 10/15/10 (f)	1,530,000	1,545,569
Series 2003-B3 Class B3, 3.7631% 1/18/11 (f)	1,130,000	1,135,362
Series 2003-B5 Class B5, 3.7581% 2/15/11 (f)	705,000	710,447
MBNA Master Credit Card Trust II:
Series 1998-E Class B, 3.9288% 9/15/10 (f)	7,800,000	7,846,570
Series 1998-G Class B, 3.7881% 2/17/09 (f)	20,000,000	20,043,574
Meritage Mortgage Loan Trust Series 2004-1:
Class M1, 3.96% 7/25/34 (f)	2,125,000	2,124,911
Class M2, 4.01% 7/25/34 (f)	375,000	374,985
Class M3, 4.41% 7/25/34 (f)	775,000	774,967
Class M4, 4.56% 7/25/34 (f)	525,000	524,978
Merrill Lynch Mortgage Investors, Inc. Series 2003-HE1 Class M1, 4.16% 7/25/34 (f)	2,321,000	2,330,928
Morgan Stanley ABS Capital I, Inc.:
Series 2002-NC6 Class M2, 5.56% 11/25/32 (f)	2,370,000	2,441,680
Series 2003-NC5 Class M2, 5.46% 4/25/33 (f)	2,800,000	2,834,138
Series 2003-NC6 Class M2, 5.41% 6/27/33 (f)	12,835,000	13,180,825
Series 2003-NC7 Class M1, 4.16% 6/25/33 (f)	1,785,000	1,791,357
Series 2003-NC8 Class M1, 4.16% 9/25/33 (f)	2,350,000	2,363,472
Series 2004-HE6 Class A2, 3.8% 8/25/34 (f)	7,193,690	7,217,222
Series 2004-NC2 Class M1, 4.01% 12/25/33 (f)	2,595,000	2,599,359
Asset-Backed Securities - continued
	Principal Amount	Value
Morgan Stanley ABS Capital I, Inc.: - continued
Series 2004-NC6 Class A2, 3.8% 7/25/34 (f)	$ 3,163,358	$ 3,170,145
Series 2005-1:
Class M2, 3.93% 12/25/34 (f)	4,425,000	4,417,835
Class M3, 3.98% 12/25/34 (f)	4,000,000	3,998,266
Series 2005-HE1:
Class A3B, 3.68% 12/25/34 (f)	3,885,000	3,889,266
Class M1, 3.91% 12/25/34 (f)	1,100,000	1,102,253
Class M2, 3.93% 12/25/34 (f)	2,970,000	2,966,369
Series 2005-HE2:
Class M1, 3.86% 1/25/35 (f)	2,665,000	2,670,502
Class M2, 3.9% 1/25/35 (f)	1,900,000	1,893,810
Series 2005-NC1:
Class M1, 3.9% 1/25/35 (f)	2,425,000	2,432,731
Class M2, 3.93% 1/25/35 (f)	2,425,000	2,421,056
Class M3, 3.97% 1/25/35 (f)	2,425,000	2,425,850
Morgan Stanley Dean Witter Capital I Trust:
Series 2001-AM1:
Class M1, 4.31% 2/25/32 (f)	1,510,288	1,513,954
Class M2, 4.86% 2/25/32 (f)	7,146,795	7,171,201
Series 2001-NC4:
Class M1, 4.46% 1/25/32 (f)	3,827,881	3,841,816
Series 2002-AM3 Class A3, 3.95% 2/25/33 (f)	1,426,624	1,430,581
Series 2002-HE1 Class M1, 4.06% 7/25/32 (f)	5,860,000	5,893,149
Series 2002-HE2 Class M1, 4.16% 8/25/32 (f)	9,925,000	9,970,606
Series 2002-NC3 Class A3, 3.8% 8/25/32 (f)	396,299	397,573
Series 2002-OP1 Class M1, 4.21% 9/25/32 (f)	3,894,745	3,917,849
Series 2003-NC1:
Class M1, 4.51% 11/25/32 (f)	2,555,000	2,572,380
Class M2, 5.51% 11/25/32 (f)	1,880,000	1,899,041
New Century Home Equity Loan Trust:
Series 2003-2:
Class A2, 3.89% 1/25/33 (f)	341,254	341,436
Class M2, 5.46% 1/25/33 (f)	4,600,000	4,667,174
Series 2003-6 Class M1, 4.18% 1/25/34 (f)	5,180,000	5,202,952
Series 2005-1:
Class M1, 3.91% 3/25/35 (f)	4,395,000	4,392,950
Class M2, 3.94% 3/25/35 (f)	4,395,000	4,384,834
Class M3, 3.98% 3/25/35 (f)	2,120,000	2,120,796
Nissan Auto Lease Trust:
Series 2003-A Class A3A, 3.5281% 6/15/09 (f)	13,621,752	13,633,434
Series 2004-A Class A4A, 3.4581% 6/15/10 (f)	10,570,000	10,582,978
Asset-Backed Securities - continued
	Principal Amount	Value
NovaStar Home Equity Loan Series 2004-1:
Class M1, 3.91% 6/25/34 (f)	$ 1,450,000	$ 1,451,222
Class M4, 4.435% 6/25/34 (f)	2,435,000	2,439,150
Ocala Funding LLC Series 2005-1A Class A, 4.93% 3/20/10 (c)(f)	3,675,000	3,675,000
Ownit Mortgage Loan Asste-Backed Certificates Series 2005-3 Class A2A, 3.5% 6/25/36 (f)	15,500,000	15,500,000
Park Place Securities, Inc.:
Series 2004-WCW1:
Class M1, 4.09% 9/25/34 (f)	3,745,000	3,756,721
Class M2, 4.14% 9/25/34 (f)	1,755,000	1,764,326
Class M3, 4.71% 9/25/34 (f)	3,355,000	3,396,745
Class M4, 4.91% 9/25/34 (f)	4,700,000	4,767,614
Series 2004-WCW2 Class A2, 3.84% 10/25/34 (f)	7,952,623	7,976,111
Series 2005-WCH1:
Class A3B, 3.68% 1/25/35 (f)	2,775,000	2,779,908
Class M2, 3.98% 1/25/35 (f)	4,175,000	4,166,539
Class M3, 4.02% 1/25/35 (f)	3,290,000	3,292,599
Class M5, 4.34% 1/25/35 (f)	3,095,000	3,104,620
Series 2005-WHQ2 Class M7, 4.71% 5/25/35 (f)	5,950,000	5,930,787
People's Choice Home Loan Securities Trust Series 2005-2:
Class A1, 3.57% 9/25/24 (f)	7,475,790	7,475,790
Class M4, 4.09% 5/25/35 (f)	6,000,000	6,000,000
Providian Gateway Master Trust Series 2002-B Class A, 4.0881% 6/15/09 (c)(f)	15,000,000	15,039,393
Residental Asset Securities Corp.:
Series 2005-KS4 Class M2, 4.04% 4/25/35 (f)	1,040,000	1,037,610
Series 2005-KS7 Class A1, 3.4781% 8/25/35 (f)	10,515,000	10,512,897
Residential Asset Mortgage Products, Inc. Series 2004-RS10 Class MII2, 4.71% 10/25/34 (f)	5,500,000	5,566,857
Salomon Brothers Mortgage Securities VII, Inc. Series 2003-HE1 Class A, 3.86% 4/25/33 (f)	818,316	822,076
Saxon Asset Securities Trust:
Series 2004-1 Class M1, 3.99% 3/25/35 (f)	4,415,000	4,413,887
Series 2004-2 Class MV1, 4.04% 8/25/35 (f)	4,495,000	4,501,043
Sears Credit Account Master Trust II:
Series 2001-1 Class B, 3.8131% 2/15/10 (f)	10,000,000	9,987,143
Series 2002-4:
Class A, 3.5181% 8/18/09 (f)	27,000,000	26,999,603
Class B, 3.8131% 8/18/09 (f)	33,300,000	33,301,149
Series 2002-5 Class B, 4.6381% 11/17/09 (f)	30,000,000	30,062,976
Asset-Backed Securities - continued
	Principal Amount	Value
Securitized Asset Backed Receivables LLC Trust Series 2004-NC1 Class M1, 3.98% 2/25/34 (f)	$ 2,910,000	$ 2,909,256
Specialty Underwriting & Residential Finance Series 2003-BC4 Class M1, 4.06% 11/25/34 (f)	1,810,000	1,818,452
Structured Asset Securities Corp. Series 2004-GEL1 Class A, 3.82% 2/25/34 (f)	1,043,424	1,043,422
Superior Wholesale Inventory Financing Trust VII Series 2003-A8 Class CTFS, 3.8381% 3/15/11 (c)(f)	10,835,000	10,828,228
Superior Wholesale Inventory Financing Trust XII Series 2005-A12 Class C, 4.46% 6/15/10 (f)	6,840,000	6,839,945
Terwin Mortgage Trust:
Series 2003-4HE Class A1, 3.89% 9/25/34 (f)	2,878,990	2,894,593
Series 2003-6HE Class A1, 3.93% 11/25/33 (f)	1,784,384	1,788,543
Series 2005-14HE Class AF1, 3.9753% 7/25/36 (d)(f)	8,635,000	8,633,296
TOTAL ASSET-BACKED SECURITIES (Cost $2,293,954,229)		2,300,747,332
Collateralized Mortgage Obligations - 16.9%

Private Sponsor - 13.7%
Adjustable Rate Mortgage Trust floater:
Series 2004-2 Class 7A3, 3.86% 2/25/35 (f)	9,374,471	9,396,037
Series 2004-4 Class 5A2, 3.86% 3/25/35 (f)	3,780,419	3,787,953
Series 2005-1 Class 5A2, 3.79% 5/25/35 (f)	6,187,250	6,191,166
Series 2005-2:
Class 6A2, 3.74% 6/25/35 (f)	2,930,592	2,932,491
Class 6M2, 3.94% 6/25/35 (f)	10,145,000	10,145,010
Series 2005-3 Class 8A2, 3.7% 7/25/35 (f)	19,199,197	19,211,695
Series 2005-4 Class 7A2, 3.69% 8/25/35 (f)	9,011,457	9,003,527
Series 2005-8 Class 7A2, 3.77% 11/25/35 (f)	7,660,000	7,660,000
Bear Stearns Alt-A Trust floater:
Series 2005-1 Class A1, 3.74% 1/25/35 (f)	20,354,186	20,354,186
Series 2005-2 Class 1A1, 3.71% 3/25/35 (f)	14,961,065	14,961,065
Series 2005-5 Class 1A1, 3.68% 7/25/35 (f)	18,707,862	18,696,170
Countrywide Alternative Loan Trust planned amortization class Series 2003-5T2 Class A2, 3.86% 5/25/33 (f)	5,545,033	5,548,017
Countrywide Home Loans, Inc. floater:
Series 2004-16 Class A1, 3.86% 9/25/34 (f)	10,335,456	10,325,843
Series 2005-1 Class 2A1, 3.75% 3/25/35 (f)	14,617,171	14,617,171
CS First Boston Mortgage Securities Corp. floater:
Series 2004-AR2 Class 6A1, 3.86% 3/25/34 (f)	5,338,263	5,334,945
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
Private Sponsor - continued
CS First Boston Mortgage Securities Corp. floater: - continued
Series 2004-AR3 Class 6A2, 3.83% 4/25/34 (f)	$ 2,226,193	$ 2,228,162
Series 2004-AR4 Class 5A2, 3.83% 5/25/34 (f)	2,066,310	2,065,052
Series 2004-AR5 Class 11A2, 3.83% 6/25/34 (f)	2,987,552	2,981,472
Series 2004-AR6 Class 9A2, 3.83% 10/25/34 (f)	3,981,028	3,983,412
Series 2004-AR7 Class 6A2, 3.84% 8/25/34 (f)	5,801,660	5,806,785
Series 2004-AR8 Class 8A2, 3.84% 9/25/34 (f)	4,630,225	4,638,807
First Horizon Mortgage Passthru Trust floater Series 2004-FL1 Class 2A1, 3.95% 12/25/34 (f)	4,384,853	4,379,779
Granite Master Issuer PLC floater:
Series 2005-1:
Class A3, 3.51% 12/21/24 (f)	5,300,000	5,299,006
Class B1, 3.56% 12/20/54 (f)	7,050,000	7,047,577
Class M1, 3.66% 12/20/54 (f)	5,300,000	5,298,178
Series 2005-2 Class C1, 3.7857% 12/20/54 (f)	7,975,000	7,972,508
Granite Mortgages PLC floater:
Series 2004-1:
Class 1B, 3.64% 3/20/44 (f)	1,415,000	1,414,844
Class 1C, 4.33% 3/20/44 (f)	4,075,000	4,091,219
Class 1M, 3.84% 3/20/44 (f)	4,935,000	4,938,751
Series 2004-2:
Class 1A2, 3.5% 6/20/28 (f)	5,384,259	5,384,932
Class 1B, 3.6% 6/20/44 (f)	1,018,055	1,018,309
Class 1C, 4.13% 6/20/44 (f)	3,706,295	3,713,918
Class 1M, 3.71% 6/20/44 (f)	2,722,846	2,724,205
Series 2004-3:
Class 1B, 3.59% 9/20/44 (f)	2,100,000	2,100,210
Class 1C, 4.02% 9/20/44 (f)	5,415,000	5,426,913
Class 1M, 3.7% 9/20/44 (f)	1,200,000	1,200,360
Harborview Mortgage Loan Trust floater Series 2005-2 Class 2A1A, 3.6369% 5/19/35 (f)	11,690,145	11,648,134
Holmes Financing No. 7 PLC floater Series 2 Class M, 4.3988% 7/15/40 (f)	2,560,000	2,564,912
Holmes Financing No. 8 PLC floater Series 2:
Class A, 3.6788% 4/15/11 (f)	25,000,000	25,000,000
Class B, 3.7688% 7/15/40 (f)	2,695,000	2,696,684
Class C, 4.3188% 7/15/40 (f)	10,280,000	10,328,193
Home Equity Asset Trust floater Series 2005-3 Class 2A1, 3.55% 8/25/35 (f)	7,268,025	7,266,230
Homestar Mortgage Acceptance Corp. floater Series 2004-5 Class A1, 3.91% 10/25/34 (f)	4,495,430	4,509,337
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
Private Sponsor - continued
Impac CMB Trust floater:
Series 2004-11 Class 2A2, 3.83% 3/25/35 (f)	$ 8,638,669	$ 8,636,982
Series 2004-6 Class 1A2, 3.85% 10/25/34 (f)	3,481,529	3,487,748
Series 2005-1:
Class M1, 3.92% 4/25/35 (f)	3,223,929	3,220,529
Class M2, 3.96% 4/25/35 (f)	5,644,146	5,639,516
Class M3, 3.99% 4/25/35 (f)	1,384,927	1,383,466
Class M4, 4.21% 4/25/35 (f)	817,334	818,164
Class M5, 4.23% 4/25/35 (f)	817,334	817,174
Class M6, 4.28% 4/25/35 (f)	1,307,734	1,307,479
Series 2005-2 Class 1A2, 3.77% 4/25/35 (f)	13,211,515	13,201,194
Series 2005-3 Class A1, 3.7% 8/25/35 (f)	15,176,045	15,149,962
Series 2005-4 Class 1B1, 4.76% 6/25/35 (f)	5,306,886	5,282,839
Lehman Structured Securities Corp. floater Series 2005-1 Class A2, 3.67% 9/26/45 (c)(f)	16,153,164	16,153,164
MASTR Adjustable Rate Mortgages Trust:
floater Series 2005-1 Class 1A1, 3.73% 3/25/35 (f)	13,405,372	13,396,993
Series 2004-6 Class 4A2, 4.1729% 7/25/34 (f)	5,969,000	5,946,582
Merrill Lynch Mortgage Investors, Inc. floater:
Series 2003-A Class 2A1, 3.85% 3/25/28 (f)	8,079,308	8,122,924
Series 2003-B Class A1, 3.8% 4/25/28 (f)	7,852,610	7,898,403
Series 2003-D Class A, 3.77% 8/25/28 (f)	7,479,616	7,494,804
Series 2003-E Class A2, 3.4425% 10/25/28 (f)	10,687,128	10,687,143
Series 2003-F Class A2, 3.7075% 10/25/28 (f)	12,892,959	12,891,486
Series 2004-A Class A2, 3.6175% 4/25/29 (f)	11,584,437	11,556,917
Series 2004-B Class A2, 3.79% 6/25/29 (f)	8,952,030	8,930,464
Series 2004-C Class A2, 3.95% 7/25/29 (f)	12,856,157	12,825,407
Series 2004-D Class A2, 3.4725% 9/25/29 (f)	9,971,432	9,974,033
Series 2004-E:
Class A2B, 3.7275% 11/25/29 (f)	8,523,921	8,502,874
Class A2D, 3.9175% 11/25/29 (f)	1,982,307	1,991,830
Series 2004-G Class A2, 3.95% 11/25/29 (f)	3,854,828	3,854,422
Series 2005-A Class A2, 3.38% 2/25/30 (f)	10,800,867	10,785,319
Mortgage Asset Backed Securities Trust floater Series 2002-NC1 Class M1, 4.31% 10/25/32 (f)	4,538,551	4,555,535
MortgageIT Trust floater:
Series 2004-2:
Class A1, 3.83% 12/25/34 (f)	4,920,628	4,927,758
Class A2, 3.91% 12/25/34 (f)	6,656,800	6,696,298
Series 2005-2 Class 1A1, 3.72% 5/25/35 (f)	5,093,718	5,097,498
Opteum Mortgage Acceptance Corp. floater Series 2005-3 Class APT, 3.75% 6/25/35 (f)	19,112,336	19,123,533
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
Private Sponsor - continued
Permanent Financing No. 1 PLC floater Series 1 Class 2C, 4.5594% 6/10/42 (f)	$ 1,745,000	$ 1,749,384
Permanent Financing No. 3 PLC floater Series 2 Class C, 4.4294% 6/10/42 (f)	4,845,000	4,893,450
Permanent Financing No. 4 PLC floater Series 2 Class C, 4.0994% 6/10/42 (f)	15,400,000	15,475,306
Permanent Financing No. 5 PLC floater:
Series 2 Class C, 4.0294% 6/10/42 (f)	4,215,000	4,234,760
Series 3 Class C, 4.1994% 6/10/42 (f)	8,890,000	8,967,788
Permanent Financing No. 6 PLC floater Series 6:
Class 1C, 3.7294% 6/10/42 (f)	4,000,000	4,000,572
Class 2C, 3.8294% 6/10/42 (f)	5,350,000	5,352,343
Permanent Financing No. 7 PLC floater Series 7:
Class 1B, 3.4694% 6/10/42 (f)	2,000,000	1,999,375
Class 1C, 3.6594% 6/10/42 (f)	3,840,000	3,838,800
Class 2C, 3.7094% 6/10/42 (f)	8,065,000	8,054,919
Permanent Financing No. 8 PLC floater Series 8:
Class 1C, 3.7475% 6/10/42 (f)	7,165,000	7,162,621
Class 2C, 3.8175% 6/10/42 (f)	9,945,000	9,941,688
Residential Asset Mortgage Products, Inc. sequential pay Series 2003-SL1 Class A31, 7.125% 4/25/31	4,643,507	4,727,342
Residential Finance LP/Residential Finance Development Corp. floater Series 2003-A:
Class B4, 5.15% 3/10/35 (c)(f)	5,492,986	5,575,381
Class B5, 5.7% 3/10/35 (c)(f)	5,684,725	5,811,417
Residential Funding Securities Corp.:
Series 2003-RP1 Class A1, 3.96% 11/25/34 (f)	2,829,110	2,840,739
Series 2003-RP2 Class A1, 3.93% 6/25/33 (c)(f)	3,866,185	3,881,108
Sequoia Mortgage Trust floater:
Series 2003-5 Class A2, 3.41% 9/20/33 (f)	10,999,101	10,996,236
Series 2003-7 Class A2, 2.885% 1/20/34 (f)	9,577,708	9,569,385
Series 2004-1 Class A, 4.15% 2/20/34 (f)	6,379,791	6,373,993
Series 2004-10 Class A4, 3.6681% 11/20/34 (f)	10,424,803	10,408,138
Series 2004-3 Class A, 3.5463% 5/20/34 (f)	10,662,486	10,588,333
Series 2004-4 Class A, 3.5881% 5/20/34 (f)	13,430,919	13,399,990
Series 2004-5 Class A3, 3.77% 6/20/34 (f)	8,904,038	8,897,082
Series 2004-6:
Class A3A, 4.1475% 6/20/35 (f)	8,182,127	8,176,739
Class A3B, 3.16% 7/20/34 (f)	1,022,766	1,021,950
Series 2004-7:
Class A3A, 3.2275% 8/20/34 (f)	7,642,675	7,636,475
Class A3B, 3.4525% 7/20/34 (f)	1,375,260	1,380,167
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
Private Sponsor - continued
Sequoia Mortgage Trust floater: - continued
Series 2004-8 Class A2, 3.45% 9/20/34 (f)	$ 14,155,710	$ 14,148,404
Series 2005-1 Class A2, 3.68% 2/20/35 (f)	7,355,282	7,354,362
Series 2005-2 Class A2, 3.36% 3/20/35 (f)	13,876,523	13,876,523
Series 2005-3 Class A1, 3.46% 5/20/35 (f)	9,217,677	9,217,677
Structured Adjustable Rate Mortgage Loan Trust floater Series 2001-14 Class A1, 3.77% 7/25/35 (f)	11,201,095	11,201,095
Structured Asset Securities Corp. floater Series 2004-NP1 Class A, 3.86% 9/25/33 (c)(f)	2,553,470	2,555,084
Thornburg Mortgage Securities Trust floater Series 2004-3 Class A, 3.83% 9/25/34 (f)	22,068,069	22,129,394
WAMU Mortgage pass thru certificates:
floater Series 2005-AR6 Class 2A-1A, 3.5448% 4/25/45 (f)	6,133,307	6,133,607
Series 2005 AR11 Class A1C1, 3.6675% 8/25/40 (d)(f)	14,400,000	14,400,000
Wells Fargo Mortgage Backed Securities Trust:
Series 2004-M Class A3, 4.7024% 8/25/34 (f)	19,880,000	19,789,156
Series 2005-AR12 Class 2A1, 4.322% 7/25/35 (f)	31,674,772	31,407,532
TOTAL PRIVATE SPONSOR		895,419,920
U.S. Government Agency - 3.2%
Fannie Mae:
floater:
Series 2000-38 Class F, 3.76% 11/18/30 (f)	1,103,802	1,112,055
Series 2000-40 Class FA, 3.8144% 7/25/30 (f)	2,487,156	2,498,099
Series 2002-89 Class F, 3.6144% 1/25/33 (f)	3,630,895	3,636,484
target amortization class Series G94-2 Class D, 6.45% 1/25/24	4,732,822	4,849,182
Fannie Mae guaranteed REMIC pass thru certificates:
floater:
Series 2001-34 Class FR, 3.66% 8/18/31 (f)	2,500,934	2,508,899
Series 2001-44 Class FB, 3.6144% 9/25/31 (f)	2,262,040	2,268,738
Series 2001-46 Class F, 3.66% 9/18/31 (f)	6,514,676	6,552,090
Series 2002-11 Class QF, 3.8144% 3/25/32 (f)	4,517,951	4,551,812
Series 2002-36 Class FT, 3.8144% 6/25/32 (f)	1,503,724	1,516,521
Series 2002-64 Class FE, 3.61% 10/18/32 (f)	2,256,514	2,266,981
Series 2002-65 Class FA, 3.6144% 10/25/17 (f)	2,585,370	2,590,545
Series 2002-74 Class FV, 3.7644% 11/25/32 (f)	8,360,131	8,420,920
Series 2003-11:
Class DF, 3.7644% 2/25/33 (f)	3,173,455	3,195,574
Class EF, 3.7644% 2/25/33 (f)	2,602,157	2,612,658
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
U.S. Government Agency - continued
Fannie Mae guaranteed REMIC pass thru certificates: - continued
floater:
Series 2003-63 Class F1, 3.6144% 11/25/27 (f)	$ 6,387,368	$ 6,390,916
planned amortization class:
Series 1998-63 Class PG, 6% 3/25/27	1,212,661	1,212,198
Series 2001-62 Class PG, 6.5% 10/25/30	4,183,652	4,194,964
Series 2001-76 Class UB, 5.5% 10/25/13	1,378,221	1,379,002
Series 2002-16 Class QD, 5.5% 6/25/14	345,479	346,552
Series 2002-28 Class PJ, 6.5% 3/25/31	4,950,777	4,957,813
Series 2002-8 Class PD, 6.5% 7/25/30	3,569,878	3,584,870
Freddie Mac:
floater Series 2510 Class FE, 3.7881% 10/15/32 (f)	5,998,150	6,032,418
planned amortization class:
Series 2091 Class PP, 6% 2/15/27	1,286,641	1,286,029
Series 2353 Class PC, 6.5% 9/15/15	1,363,169	1,366,992
Freddie Mac Manufactured Housing participation certificates guaranteed floater Series 2338 Class FJ, 3.5881% 7/15/31 (f)	5,197,631	5,199,968
Freddie Mac Multi-class participation certificates guaranteed:
floater:
Series 2474 Class FJ, 3.7381% 7/15/17 (f)	4,556,922	4,564,198
Series 2526 Class FC, 3.7881% 11/15/32 (f)	3,597,778	3,616,182
Series 2538 Class FB, 3.7881% 12/15/32 (f)	6,607,741	6,651,155
Series 2551 Class FH, 3.8381% 1/15/33 (f)	3,358,821	3,373,027
planned amortization class:
Series 2136 Class PE, 6% 1/15/28	12,190,349	12,248,248
Series 2394 Class ND, 6% 6/15/27	1,550,172	1,553,415
Series 2395 Class PE, 6% 2/15/30	5,961,413	6,000,327
Series 2398 Class DK, 6.5% 1/15/31	372,760	373,347
Series 2410 Class ML, 6.5% 12/15/30	2,168,673	2,179,211
Series 2420 Class BE, 6.5% 12/15/30	2,595,889	2,604,122
Series 2443 Class TD, 6.5% 10/15/30	2,962,497	2,977,827
Series 2461 Class PG, 6.5% 1/15/31	2,737,118	2,773,721
Series 2466 Class EC, 6% 10/15/27	257,483	257,163
Series 2483 Class DC, 5.5% 7/15/14	1,861,588	1,861,466
Series 2556 Class PM, 5.5% 2/15/16	1,160,963	1,159,984
Series 2776 Class UJ, 4.5% 5/15/20 (g)	7,104,375	367,384
Series 2828 Class JA, 4.5% 1/15/10	11,880,000	11,903,044
sequential pay:
Series 2430 Class ZE, 6.5% 8/15/27	648,803	649,120
Series 2480 Class QW, 5.75% 2/15/30	871,905	871,370
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
U.S. Government Agency - continued
Freddie Mac Multi-class participation certificates guaranteed: - continued
Series 2406:
Class FP, 4.3681% 1/15/32 (f)	$ 10,270,000	$ 10,502,819
Class PF, 4.3681% 12/15/31 (f)	8,125,000	8,337,955
Series 2410 Class PF, 4.3681% 2/15/32 (f)	18,644,444	19,070,154
Ginnie Mae guaranteed REMIC pass thru securities floater:
Series 2001-46 Class FB, 3.7381% 5/16/23 (f)	2,988,811	3,001,292
Series 2001-50 Class FV, 3.5881% 9/16/27 (f)	9,114,548	9,113,939
Series 2002-24 Class FX, 3.9381% 4/16/32 (f)	2,630,687	2,652,779
Series 2002-31 Class FW, 3.7881% 6/16/31 (f)	3,614,097	3,633,687
Series 2002-5 Class KF, 3.7881% 8/16/26 (f)	617,815	618,278
TOTAL U.S. GOVERNMENT AGENCY		207,447,494
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $1,104,119,465)		1,102,867,414
Commercial Mortgage Securities - 5.8%

1301 Avenue of The Americas Trust Series 2000-1301:
Class C, 7.44% 8/3/10 (c)(f)	5,025,000	5,024,881
Class D, 7.54% 8/3/10 (c)(f)	6,695,000	6,694,844
Banc of America Large Loan, Inc. floater:
Series 2003-BBA2 Class A3, 3.7081% 11/15/15 (c)(f)	5,038,226	5,041,400
Series 2005-BOCA:
Class H, 4.3381% 12/15/16 (c)(f)	2,065,000	2,061,834
Class J, 4.4881% 12/15/16 (c)(f)	1,020,000	1,018,438
Class K, 4.7381% 12/15/16 (c)(f)	6,659,000	6,650,611
Bayview Commercial Asset Trust floater:
Series 2003-1 Class A, 4.04% 8/25/33 (c)(f)	6,644,316	6,723,250
Series 2003-2:
Class A, 4.04% 12/25/33 (c)(f)	13,522,369	13,687,661
Class M1, 4.31% 12/25/33 (c)(f)	2,200,548	2,236,841
Series 2004-1:
Class A, 3.82% 4/25/34 (c)(f)	6,403,472	6,414,728
Class B, 5.36% 4/25/34 (c)(f)	665,296	672,910
Class M1, 4.02% 4/25/34 (c)(f)	582,134	584,681
Class M2, 4.66% 4/25/34 (c)(f)	498,972	504,819
Commercial Mortgage Securities - continued
	Principal Amount	Value
Bayview Commercial Asset Trust floater: - continued
Series 2004-2:
Class A, 3.89% 8/25/34 (c)(f)	$ 6,299,807	$ 6,330,814
Class M1, 4.04% 8/25/34 (c)(f)	2,031,330	2,039,265
Series 2004-3:
Class A1, 3.83% 1/25/35 (c)(f)	6,582,479	6,605,519
Class A2, 3.88% 1/25/35 (c)(f)	914,869	918,092
Class M1, 3.96% 1/25/35 (c)(f)	1,097,080	1,098,564
Class M2, 4.46% 1/25/35 (c)(f)	715,487	719,742
Series 2005-2A:
Class M1, 3.73% 8/25/35 (c)(f)	1,297,812	1,297,812
Class M2, 3.78% 8/25/35 (c)(f)	2,136,399	2,136,399
Class M3, 3.8% 8/25/35 (c)(f)	1,183,006	1,183,006
Class M4, 3.91% 8/25/35 (c)(f)	1,088,166	1,088,166
Bear Stearns Commercial Mortgage Securities, Inc. floater:
Series 2003-BA1A:
Class JFCM, 4.98% 4/14/15 (c)(f)	1,344,296	1,350,087
Class JMM, 4.88% 4/14/15 (c)(f)	1,384,053	1,385,065
Class KFCM, 5.23% 4/14/15 (c)(f)	1,436,661	1,443,179
Class KMM, 5.13% 4/14/15 (c)(f)	1,253,767	1,254,776
Class LFCM, 5.63% 4/14/15 (c)(f)	1,601,905	1,602,545
Class MFCM, 5.93% 4/14/15 (c)(f)	2,218,251	2,219,234
Series 2004-BBA3 Class E, 4.0881% 6/15/17 (c)(f)	10,415,000	10,415,949
Chase Commercial Mortgage Securities Corp. floater Series 2000-FL1A:
Class B, 3.81% 12/12/13 (c)(f)	896,672	897,536
Class C, 4.16% 12/12/13 (c)(f)	1,793,345	1,801,374
COMM floater:
Series 2001-FL5A Class E, 4.8881% 11/15/13 (c)(f)	3,049,546	3,048,573
Series 2002-FL6:
Class F, 4.8381% 6/14/14 (c)(f)	11,163,000	11,190,451
Class G, 5.2881% 6/14/14 (c)(f)	5,000,000	5,000,444
Series 2003-FL9 Class B, 3.8881% 11/15/15 (c)(f)	10,354,700	10,383,149
Commercial Mortgage pass thru certificates floater:
Series 2004-CNL:
Class A2, 3.6881% 9/15/14 (c)(f)	3,570,000	3,573,440
Class G, 4.3681% 9/15/14 (c)(f)	1,345,000	1,345,538
Class H, 4.4681% 9/15/14 (c)(f)	1,430,000	1,430,571
Class J, 4.9881% 9/15/14 (c)(f)	490,000	491,560
Class K, 5.3881% 9/15/14 (c)(f)	770,000	771,587
Class L, 5.5881% 9/15/14 (c)(f)	625,000	624,693
Commercial Mortgage Securities - continued
	Principal Amount	Value
Commercial Mortgage pass thru certificates floater: - continued
Series 2004-HTL1:
Class B, 3.8381% 7/15/16 (c)(f)	$ 495,379	$ 495,732
Class D, 3.9381% 7/15/16 (c)(f)	1,125,628	1,125,788
Class E, 4.1381% 7/15/16 (c)(f)	805,726	806,031
Class F, 4.1881% 7/15/16 (c)(f)	852,671	853,207
Class H, 4.6881% 7/15/16 (c)(f)	2,472,312	2,473,143
Class J, 4.8381% 7/15/16 (c)(f)	950,314	950,633
Class K, 5.7381% 7/15/16 (c)(f)	1,069,720	1,069,257
Commercial Mortgage Pass-Through Certificates floater Series 2005-F10A:
Class B, 3.6181% 4/15/17 (c)(f)	7,080,000	7,080,000
Class C, 3.6581% 4/15/17 (c)(f)	3,006,000	3,006,000
Class D, 3.6981% 4/15/17 (c)(f)	2,440,000	2,440,000
Class E, 3.7581% 4/15/17 (c)(f)	1,821,000	1,821,000
Class F, 3.7981% 4/15/17 (c)(f)	1,035,000	1,035,000
Class G, 3.9381% 4/15/17 (c)(f)	1,035,000	1,035,000
Class H, 4.0081% 4/15/17 (c)(f)	1,035,000	1,035,000
Class I, 4.2381% 4/15/17 (c)(f)	335,000	335,000
Class MOA3, 3.6881% 3/15/20 (c)(f)	4,590,000	4,590,000
CS First Boston Mortgage Securities Corp.:
floater:
Series 2001-TFLA Class G, 5.1381% 12/15/11 (c)(f)	3,720,000	3,702,795
Series 2002-TFLA Class C, 3.9688% 11/18/12 (c)(f)	3,675,000	3,674,923
Series 2003-TF2A Class A2, 3.7081% 11/15/14 (c)(f)	9,500,000	9,507,100
Series 2004-FL1 Class B, 3.8381% 5/15/14 (c)(f)	11,230,000	11,235,571
Series 2004-HC1:
Class A2, 3.8881% 12/15/21 (c)(f)	1,475,000	1,474,997
Class B, 4.1381% 12/15/21 (c)(f)	3,835,000	3,834,992
Series 2004-TF2A Class E, 3.8081% 11/15/19 (c)(f)	4,450,000	4,456,884
Series 2004-TFL1:
Class A2, 3.5781% 2/15/14 (c)(f)	7,005,000	7,007,087
Class E, 3.9381% 2/15/14 (c)(f)	2,800,000	2,806,033
Class F, 3.9881% 2/15/14 (c)(f)	2,325,000	2,330,394
Class G, 4.2381% 2/15/14 (c)(f)	1,875,000	1,880,617
Class H, 4.4881% 2/15/14 (c)(f)	1,400,000	1,403,733
Class J, 4.7881% 2/15/14 (c)(f)	750,000	753,724
Commercial Mortgage Securities - continued
	Principal Amount	Value
CS First Boston Mortgage Securities Corp.: - continued
Series 2005-TF2A Class F, 3.8881% 11/15/19 (c)(f)	$ 1,540,000	$ 1,542,381
Series 2005-TFLA:
Class C, 3.6281% 2/15/20 (c)(f)	5,650,000	5,649,989
Class E, 3.7181% 2/15/20 (c)(f)	3,955,000	3,954,992
Class F, 3.7681% 2/15/20 (c)(f)	1,745,000	1,744,997
Class G, 3.9081% 2/15/20 (c)(f)	505,000	504,998
Class H, 4.1381% 2/15/20 (c)(f)	715,000	714,998
sequential pay Series 1997-C2 Class A2, 6.52% 1/17/35	518,675	522,823
Series 2003-TFLA Class G, 3.7357% 4/15/13 (c)(f)	446,933	445,553
GMAC Commercial Mortgage Securities, Inc. floater Series 2001-FL1A Class E, 4.2% 2/11/11 (c)(f)	264,524	264,175
GS Mortgage Securities Corp. II floater Series 2005-FL7A Class A1, 3.5% 11/6/19 (c)(f)	10,526,054	10,527,180
ISTAR Asset Receivables Trust floater Series 2002-1A Class A2, 3.8613% 5/28/20 (c)(f)	2,727,545	2,728,117
John Hancock Tower Mortgage Trust floater Series 2003-C5A Class B, 5.6585% 4/10/15 (c)(f)	8,245,000	8,150,339
JP Morgan Chase Commercial Mortgage Security Corp.:
floater Series 2005-FL1A:
Class WH, 3.97% 6/15/19 (c)(f)	3,325,000	3,325,100
Class WJ, 4.17% 6/15/19 (c)(f)	2,045,000	2,045,061
Class WK, 4.57% 6/15/19 (c)(f)	3,065,000	3,065,092
Series 2005-FL1A Class WX1, 1.2068% 6/15/19 (c)(f)(g)	240,000,000	2,596,800
Lehman Brothers Floating Rate Commercial Mortgage Trust:
floater:
Series 2003-C4A:
Class F, 5.6% 7/11/15 (c)(f)	813,387	813,822
Class H, 6.35% 7/11/15 (c)(f)	8,267,264	8,287,932
Series 2003-LLFA:
Class A2, 3.77% 12/16/14 (c)(f)	11,700,000	11,707,744
Class B, 3.98% 12/16/14 (c)(f)	4,615,000	4,626,299
Class C, 4.08% 12/16/14 (c)(f)	4,982,000	4,997,311
Series 2005-LLFA Class FAIR, 5.1138% 7/15/19 (c)(d)(f)	4,360,000	4,360,000
Morgan Stanley Dean Witter Capital I Trust floater Series 2002-XLF Class F, 5.49% 8/5/14 (c)(f)	7,603,983	7,603,972
Commercial Mortgage Securities - continued
	Principal Amount	Value
Salomon Brothers Mortgage Securities VII, Inc.:
floater:
Series 2001-CDCA:
Class C, 4.1881% 2/15/13 (c)(f)	$ 10,495,000	$ 10,291,568
Class D, 4.1881% 2/15/13 (c)(f)	4,000,000	3,891,288
Series 2003-CDCA:
Class HEXB, 5.2881% 2/15/15 (c)(f)	770,000	771,001
Class JEXB, 5.4881% 2/15/15 (c)(f)	1,300,000	1,301,690
Class KEXB, 5.8881% 2/15/15 (c)(f)	960,000	961,248
Series 2000-NL1 Class E, 7.0607% 10/15/30 (c)(f)	3,657,956	3,672,236
SDG Macerich Properties LP floater Series 2000-1 Class A3, 3.7281% 5/15/09 (c)(f)	18,000,000	18,008,086
STRIPS III Ltd./STRIPS III Corp. floater Series 2004-1A Class A, 3.78% 3/24/18 (c)(f)	7,263,029	7,263,029
Wachovia Bank Commercial Mortgage Trust floater:
Series 2004-WHL3:
Class A2, 3.5681% 3/15/14 (c)(f)	3,510,000	3,511,290
Class E, 3.8881% 3/15/14 (c)(f)	2,190,000	2,192,749
Class F, 3.9381% 3/15/14 (c)(f)	1,755,000	1,757,120
Class G, 4% 3/15/14 (c)(f)	875,000	876,363
Series 2005-WL5A:
Class KHP1, 3.7381% 1/15/18 (c)(f)	1,745,000	1,745,000
Class KHP2, 3.9381% 1/15/18 (c)(f)	1,745,000	1,745,000
Class KHP3, 4.2381% 1/15/18 (c)(f)	2,060,000	2,060,000
Class KHP4, 4.3381% 1/15/18 (c)(f)	1,600,000	1,600,000
Class KHP5, 4.5381% 1/15/18 (c)(f)	1,855,000	1,855,000
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $378,363,353)		378,866,012
Interfund Loans - 0.1%

With Fidelity Equity-Income Fund, at 3.43442% due 8/1/05 (b) (Cost $8,443,000)	8,443,000	8,443,000
Cash Equivalents - 40.4%
	Maturity Amount	Value
Investments in repurchase agreements (Collateralized by U.S. Government Obligations, in a joint trading account at 3.32%, dated 7/29/05 due 8/1/05) (i)	$ 2,354,814,398	$ 2,354,164,000
With Goldman Sachs & Co. at 3.41%, dated 7/1/05 due 8/23/05 (Collateralized by Mortgage Loan Obligations valued at $295,800,001, 0.9%- 10.36%, 4/18/17 - 6/25/44) (f)(h)	291,455,881	289,998,492
TOTAL CASH EQUIVALENTS (Cost $2,644,164,000)		2,644,162,492
TOTAL INVESTMENT PORTFOLIO - 102.2% (Cost $6,679,436,405)		6,685,115,608
NET OTHER ASSETS - (2.2)%		(140,968,200)
NET ASSETS - 100%		$ 6,544,147,408
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Sold
Eurodollar Contracts
73 Eurodollar 90 Day Index Contracts	Dec. 2005	$ 72,221,638	$ 34,806
49 Eurodollar 90 Day Index Contracts	March 2006	48,464,675	28,036
32 Eurodollar 90 Day Index Contracts	June 2006	31,645,600	16,247
27 Eurodollar 90 Day Index Contracts	Sept. 2006	26,698,612	16,355
26 Eurodollar 90 Day Index Contracts	Dec. 2006	25,707,500	14,421
24 Eurodollar 90 Day Index Contracts	March 2007	23,729,700	12,329
17 Eurodollar 90 Day Index Contracts	June 2007	16,807,688	5,970
16 Eurodollar 90 Day Index Contracts	Sept. 2007	15,818,200	5,711
15 Eurodollar 90 Day Index Contracts	Dec. 2007	14,828,250	5,590
15 Eurodollar 90 Day Index Contracts	March 2008	14,827,875	5,015
8 Eurodollar 90 Day Index Contracts	June 2008	7,907,800	7,518
7 Eurodollar 90 Day Index Contracts	Sept. 2008	6,918,888	6,885
TOTAL EURODOLLAR CONTRACTS			158,883
Swap Agreements
		Notional Amount	Value
Credit Default Swap

Receive from Citibank, upon default event of DaimlerChrysler NA Holding Corp., par value of the notional amount of DaimlerChrysler NA Holding Corp. 6.5% 11/15/13, and pay quarterly notional amount multiplied by .8%

	June 2007	$ 14,000,000	$ (135,972)
Receive quarterly notional amount multiplied by 1.12% and pay Morgan Stanley, Inc. upon default of Comcast Cable Communications, Inc., par value of the notional amount of Comcast Cable Communications, Inc. 6.75% 1/30/11	June 2006	10,000,000	102,057
TOTAL CREDIT DEFAULT SWAP		24,000,000	(33,915)
Swap Agreements - continued
	Expiration Date	Notional Amount	Value
Total Return Swap

Receive monthly notional amount multiplied by the nominal spread appreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor plus 10 basis points and pay monthly notional amount multiplied by the nominal spread depreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor with Lehman Brothers, Inc.

	Oct. 2005	$ 48,200,000	$ 46,335
Receive monthly notional amount multiplied by the nominal spread appreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor plus 25 basis points and pay monthly notional amount multiplied by the nominal spread depreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor with Lehman Brothers, Inc.	Dec. 2005	30,000,000	32,511
Receive monthly notional amount multiplied by the nominal spread appreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor plus 30 basis points and pay monthly notional amount multiplied by the nominal spread depreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor with Lehman Brothers, Inc.	August 2005	35,100,000	33,945
Swap Agreements - continued
	Expiration Date	Notional Amount	Value

Receive monthly notional amount multiplied by the nominal spread appreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor plus 22 basis points and pay monthly notional amount multiplied by the nominal spread depreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor with Lehman Brothers, Inc.

	Jan. 2006	$ 35,100,000	$ 32,229
Receive monthly a return equal to Lehman Brothers ABS Floating Rate Index and pay monthly a floating rate based on the 1- month LIBOR minus 11.1 basis points with Lehman Brothers, Inc.	Nov. 2005	30,000,000	0
TOTAL TOTAL RETURN SWAP		178,400,000	145,020
		$ 202,400,000	$ 111,105
Legend
(a) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(b) Affiliated entity

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $586,119,417 or 9.0% of net assets.

(d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $994,635.
(f) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(g) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.
(h) The maturity amount is based on the rate at period end.
(i) Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement/ Counterparty	Value
$2,354,164,000 due 8/1/05 at 3.32%
Banc of America Securities LLC.	$ 471,596,247
Bank of America, National Association	244,985,063
Barclays Capital Inc.	979,940,254
Countrywide Securities Corporation	244,985,063
Morgan Stanley & Co. Incorporated.	351,411,107
UBS Securities LLC	61,246,266
$ 2,354,164,000
Income Tax Information

At July 31, 2005, the aggregate cost of investment securities for income tax purposes was $6,679,021,266. Net unrealized appreciation aggregated $6,094,342, of which $11,067,257 related to appreciated investment securities and $4,972,915 related to depreciated investment securities.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Investments
Money Management, Inc.

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agent

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

AUSB-UANN-0905
1.804587.101

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

(Fidelity Investment logo)(registered trademark)

Fidelity Advisor

Ultra-Short Bond

Fund - Institutional Class

Annual Report

July 31, 2005

Institutional Class
is a class of
Fidelity® Ultra-Short Bond Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>
Central Fund Investments	<Click Here>	Complete list of investments for Fidelity's fixed-income central funds.

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2005	Past 1 year	Life of fund A
Institutional Class B	2.15%	1.92%

A From August 29, 2002

B Institutional Class shares are sold to eligible investors without a sales load or 12b-1 fee. The initial offering of Institutional Class shares took place on June 16, 2004. Returns prior to June 16, 2004 are those of Fidelity Ultra-Short Bond, the original retail class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Ultra-Short Bond Fund - Institutional Class on August 29, 2002, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Lehman Brothers® 6 Month Swap Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Andrew Dudley, Portfolio Manager of Fidelity Advisor Ultra-Short Bond Fund

Not unlike the domestic equity markets, taxable bonds swung up and down during the 12 months ending July 31, 2005, rallying early in the period, selling off in late winter, only to advance again in the spring. During the one-year period, the Lehman Brothers® Aggregate Bond Index - a measure of the overall investment-grade bond universe - rose 4.79%. Much of this gain came on the strength of returns from higher-yielding spread sectors, such as investment-grade corporates, reflected in the 5.76% return of the Lehman Brothers Credit Bond Index over the 12-month period. Mortgage-backed securities were spurred on by the relative stability of long-term interest rates, and the Lehman Brothers Mortgage-Backed Securities gained 4.67%. Treasuries also bolstered the overall market, as illustrated by the 4.62% return of the Lehman Brothers U.S. Treasury Index, which moved ahead on a flight to quality as investors continued to ponder the future direction of the U.S. economy. The Lehman Brothers U.S. Agency Index returned a more modest 3.88%.

For the 12 months ending July 31, 2005, the fund's Institutional Class shares gained 2.15%, while the Lehman Brothers 6 Month Swap Index returned 2.23% and the LipperSM Ultra-Short Obligation Funds Average returned 1.95%. Benefiting the fund's performance was my yield-curve positioning. I owned more bonds with maturities throughout the zero- to two-year range than the index, which helped as the yield curve flattened. Sector selection also generally was favorable. I kept the fund tilted heavily toward non-government bonds, which were helped by their yield advantage over Treasuries and spread tightening. I held these securities - namely asset-backed bonds and mortgage securities - directly and indirectly through the Fidelity Ultra-Short Central Fund, a diversified internal pool of short-term assets designed to outperform cash-like instruments with similar risk characteristics. Detracting from performance was a small stake in corporate bonds issued by auto companies, which were hurt by credit-rating downgrades.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2005 to July 31, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Beginning Account Value February 1, 2005	Ending Account Value July 31, 2005	Expenses Paid During Period* February 1, 2005 to July 31, 2005
Class A
Actual	$ 1,000.00	$ 1,012.00	$ 3.49
HypotheticalA	$ 1,000.00	$ 1,021.32	$ 3.51
Class T
Actual	$ 1,000.00	$ 1,011.90	$ 3.49**
HypotheticalA	$ 1,000.00	$ 1,021.32	$ 3.51**
Ultra-Short Bond
Actual	$ 1,000.00	$ 1,013.00	$ 2.55**
HypotheticalA	$ 1,000.00	$ 1,022.27	$ 2.56**
Institutional Class
Actual	$ 1,000.00	$ 1,012.70	$ 2.74**
HypotheticalA	$ 1,000.00	$ 1,022.07	$ 2.76**

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	.70%
Class T	.70%**
Ultra-Short Bond	.51%**
Institutional Class	.55%**

** If contractual expense reductions, effective June 1, 2005, had been in effect during the period, the annualized expense ratios and the expenses paid in the actual and hypothetical examples above would have been as follows:

	Annualized Expense Ratio	Expenses Paid
Class T	.69%
Actual		$ 3.44
HypotheticalA		$ 3.46
Ultra-Short Bond	.45%
Actual		$ 2.25
HypotheticalA		$ 2.26
Institutional Class	.47%
Actual		$ 2.35
HypotheticalA		$ 2.36

A 5% return per year before expenses

Annual Report

Investment Changes

Quality Diversification (% of fund's net assets)
As of July 31, 2005	As of January 31, 2005
U.S. Government and U.S. Government Agency Obligations 11.0%	U.S. Government and U.S. Government Agency Obligations 19.4%
AAA 26.9%	AAA 23.7%
AA 10.4%	AA 6.5%
A 11.5%	A 11.9%
BBB 11.3%	BBB 10.4%
BB and Below 0.2%	BB and Below 0.1%
Not Rated 2.8%	Not Rated 5.2%
Short-Term Investments and Net Other Assets 25.9%	Short-Term Investments and Net Other Assets 22.8%

We have used ratings from Moody's Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. Securities rated BB or below were rated investment grade at the time of acquisition. The information in the above table is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central fund.

Average Years to Maturity as of July 31, 2005
6 months ago
Years	1.6	1.6
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of July 31, 2005
6 months ago
Years	0.3	0.4

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of July 31, 2005*		As of January 31, 2005**
	Corporate Bonds 6.6%		Corporate Bonds 5.5%
	U.S. Government and U.S. Government Agency Obligations 11.0%		U.S. Government and U.S. Government Agency Obligations 19.4%
	Asset-Backed Securities 33.7%		Asset-Backed Securities 31.5%
	CMOs and Other Mortgage Related Securities 22.8%		CMOs and Other Mortgage Related Securities 20.8%
	Short-Term Investments and Net Other Assets 25.9%		Short-Term Investments and Net Other Assets 22.8%
* Foreign investments	5.3%	** Foreign investments	4.3%
* Futures and Swaps	9.4%	** Futures and Swaps	14.2%

The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investment of Fidelity's fixed-income central fund.

Annual Report

Investments July 31, 2005

Showing Percentage of Net Assets

Nonconvertible Bonds - 5.4%
	Principal Amount	Value (Note 1)
CONSUMER DISCRETIONARY - 1.0%
Auto Components - 0.2%
DaimlerChrysler NA Holding Corp.:
3.8594% 9/10/07 (f)	$ 1,230,000	$ 1,232,497
3.8938% 5/24/06 (f)	800,000	802,330
		2,034,827
Media - 0.8%
British Sky Broadcasting Group PLC (BSkyB) yankee 7.3% 10/15/06	900,000	929,107
Continental Cablevision, Inc. 8.3% 5/15/06	450,000	463,986
Cox Communications, Inc.:
(Reg. S) 3.95% 12/14/07 (f)	1,530,000	1,537,901
7.75% 8/15/06	360,000	371,837
Liberty Media Corp. 4.91% 9/17/06 (f)	3,033,000	3,049,894
Univision Communications, Inc. 2.875% 10/15/06	1,210,000	1,183,017
		7,535,742
TOTAL CONSUMER DISCRETIONARY		9,570,569
ENERGY - 0.6%
Oil, Gas & Consumable Fuels - 0.6%
Duke Energy Field Services LLC 7.5% 8/16/05	1,000,000	1,001,206
Enterprise Products Operating LP 4% 10/15/07	2,670,000	2,625,438
Valero Energy Corp. 7.375% 3/15/06	1,700,000	1,727,294
		5,353,938
FINANCIALS - 1.4%
Capital Markets - 0.0%
State Street Capital Trust II 3.7681% 2/15/08 (f)	300,000	300,068
Commercial Banks - 0.3%
Wells Fargo & Co. 3.4194% 3/10/08 (f)	2,300,000	2,299,924
Consumer Finance - 0.3%
General Motors Acceptance Corp. 4.87% 10/20/05 (f)	2,385,000	2,388,422
Real Estate - 0.4%
EOP Operating LP 8.375% 3/15/06	1,325,000	1,357,928
Simon Property Group LP 7.375% 1/20/06	2,525,000	2,560,416
		3,918,344
Thrifts & Mortgage Finance - 0.4%
Countrywide Financial Corp. 3.71% 4/11/07 (f)	1,575,000	1,576,005
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
FINANCIALS - continued
Thrifts & Mortgage Finance - continued
Countrywide Home Loans, Inc. 3.8175% 6/2/06 (f)	$ 500,000	$ 501,468
Residential Capital Corp. 4.835% 6/29/07 (b)(f)	1,995,000	1,997,075
		4,074,548
TOTAL FINANCIALS		12,981,306
INFORMATION TECHNOLOGY - 0.2%
Communications Equipment - 0.2%
Motorola, Inc. 4.608% 11/16/07	1,700,000	1,699,546
TELECOMMUNICATION SERVICES - 1.3%
Diversified Telecommunication Services - 1.2%
British Telecommunications PLC 7.875% 12/15/05	1,950,000	1,977,089
France Telecom SA 7.45% 3/1/06 (a)	440,000	447,817
GTE Corp. 6.36% 4/15/06	1,000,000	1,014,045
SBC Communications, Inc. 4.389% 6/5/06 (b)	2,265,000	2,265,680
Sprint Capital Corp.:
4.78% 8/17/06	1,000,000	1,003,425
7.125% 1/30/06	500,000	506,454
Telefonica Europe BV 7.35% 9/15/05	500,000	501,949
Telefonos de Mexico SA de CV 4.5% 11/19/08	1,605,000	1,581,845
TELUS Corp. yankee 7.5% 6/1/07	2,000,000	2,103,252
		11,401,556
Wireless Telecommunication Services - 0.1%
AT&T Wireless Services, Inc. 7.35% 3/1/06	900,000	915,869
TOTAL TELECOMMUNICATION SERVICES		12,317,425
UTILITIES - 0.9%
Electric Utilities - 0.7%
DTE Energy Co. 6.45% 6/1/06	165,000	167,721
Pinnacle West Energy Corp. 4.0044% 4/1/07 (b)(f)	1,850,000	1,850,115
Progress Energy, Inc. 6.75% 3/1/06	4,105,000	4,159,954
		6,177,790
Gas Utilities - 0.1%
NiSource Finance Corp. 7.625% 11/15/05	675,000	681,729
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
UTILITIES - continued
Independent Power Producers & Energy Traders - 0.1%
Constellation Energy Group, Inc. 6.35% 4/1/07	$ 910,000	$ 935,558
TOTAL UTILITIES		7,795,077
TOTAL NONCONVERTIBLE BONDS (Cost $49,879,710)		49,717,861
U.S. Government Agency Obligations - 4.8%

Fannie Mae:
2.15% 4/13/06 (d)	9,700,000	9,576,150
3.25% 7/31/06	35,000,000	34,701,930
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $44,467,346)		44,278,080
U.S. Government Agency - Mortgage Securities - 1.1%

Fannie Mae - 1.1%
5.5% 11/1/16 to 2/1/19	5,200,909	5,307,703
6.5% 7/1/16 to 3/1/35	3,181,350	3,295,459
7% 8/1/17 to 5/1/32	1,634,170	1,713,170
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $10,393,053)		10,316,332
Asset-Backed Securities - 22.9%

Accredited Mortgage Loan Trust:
Series 2004-2 Class A2, 3.76% 7/25/34 (f)	659,098	660,260
Series 2004-3 Class 2A4, 3.81% 10/25/34 (f)	1,200,000	1,203,472
Series 2004-4 Class A2D, 3.81% 1/25/35 (f)	432,988	434,077
Series 2005-1:
Class M1, 3.93% 4/25/35 (f)	1,545,000	1,541,149
Class M2, 4.15% 4/25/35 (f)	725,000	725,261
ACE Securities Corp.:
Series 2002-HE2 Class M1, 4.31% 8/25/32 (f)	151,473	152,070
Series 2003-FM1 Class M2, 5.31% 11/25/32 (f)	145,000	146,706
Series 2003-HE1:
Class A2, 3.87% 11/25/33 (f)	193,312	193,549
Class M1, 4.11% 11/25/33 (f)	120,000	120,501
Class M2, 5.16% 11/25/33 (f)	75,000	76,199
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
ACE Securities Corp.: - continued
Series 2003-HS1:
Class M1, 4.21% 6/25/33 (f)	$ 50,000	$ 50,218
Class M2, 5.21% 6/25/33 (f)	50,000	50,882
Series 2003-NC1 Class M1, 4.24% 7/25/33 (f)	100,000	100,729
Series 2004-HE1:
Class M1, 3.96% 2/25/34 (f)	150,000	150,053
Class M2, 4.56% 2/25/34 (f)	175,000	175,088
Series 2005-HE2:
Class M1, 3.9% 4/25/35 (f)	215,000	214,714
Class M2, 3.91% 4/25/35 (f)	250,000	249,145
Class M3, 3.94% 4/25/35 (f)	145,000	144,811
Class M4, 4.1% 4/25/35 (f)	185,000	184,761
Series 2005-HE3:
Class A2A, 3.56% 5/25/35 (f)	1,167,755	1,167,800
Class A2B, 3.67% 5/25/35 (f)	630,000	629,474
Series 2005-SD1 Class A1, 3.86% 11/25/50 (f)	330,485	330,892
Aesop Funding II LLC Series 2005-1A Class A2, 3.49% 4/20/09 (b)(f)	1,200,000	1,195,320
American Express Credit Account Master Trust:
Series 2004-1 Class B, 3.6381% 9/15/11 (f)	410,000	411,613
Series 2004-5 Class B, 3.6381% 4/16/12 (f)	2,150,000	2,155,806
Series 2004-C Class C, 3.8881% 2/15/12 (b)(f)	1,039,411	1,042,479
Series 2005-1 Class A, 3.4181% 10/15/12 (f)	2,185,000	2,188,761
AmeriCredit Automobile Receivables Trust:
Series 2003-AM Class A4B, 3.81% 11/6/09 (f)	600,000	602,016
Series 2003-BX Class A4B, 3.72% 1/6/10 (f)	140,000	140,459
Series 2003-CF Class A3, 2.75% 10/9/07	699,964	697,759
Series 2004-1 Class A3, 3.22% 7/6/08	365,000	362,469
Series 2005-1 Class C, 4.73% 7/6/10	2,500,000	2,492,250
Series 2005-BM ClassA3, 4.05% 1/6/10	1,280,000	1,277,160
Ameriquest Mortgage Securities, Inc.:
Series 2002-4 Class M1, 4.46% 2/25/33 (f)	105,000	105,529
Series 2003-1:
Class A2, 3.87% 2/25/33 (f)	13,876	13,883
Class M1, 4.36% 2/25/33 (f)	500,000	503,890
Series 2003-11 Class M1, 4.15% 1/25/34 (f)	1,535,000	1,549,684
Series 2003-3 Class M1, 4.26% 3/25/33 (f)	75,000	75,636
Series 2003-6:
Class M1, 4.22% 8/25/33 (f)	1,000,000	1,006,776
Class S, 5% 5/25/33 (h)	1,779,006	21,519
Series 2003-7 Class M1, 4.31% 8/25/33 (f)	140,000	142,193
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
Ameriquest Mortgage Securities, Inc.: - continued
Series 2003-AR1 Class M1, 4.61% 1/25/33 (f)	$ 500,000	$ 505,188
Series 2004-R2:
Class M1, 3.89% 4/25/34 (f)	85,000	84,996
Class M2, 3.94% 4/25/34 (f)	75,000	74,997
Series 2004-R9:
Class A3, 3.78% 10/25/34 (f)	1,020,000	1,022,170
Class M2, 4.11% 10/25/34 (f)	720,000	721,638
Class M4, 4.63% 10/25/34 (f)	925,000	939,417
Series 2005-R1:
Class M1, 3.91% 3/25/35 (f)	770,000	767,479
Class M2, 3.94% 3/25/35 (f)	260,000	259,172
Series 2005-R2 Class M1, 3.91% 4/25/35 (f)	1,700,000	1,697,622
Amortizing Residential Collateral Trust:
Series 2002-BC6 Class M1, 4.21% 8/25/32 (f)	100,000	100,871
Series 2002-BC7:
Class M1, 4.1144% 10/25/32 (f)	450,000	453,375
Class M2, 4.36% 10/25/32 (f)	300,000	301,995
Series 2003-BC1 Class M2, 4.56% 1/25/32 (f)	53,547	53,794
ARG Funding Corp.:
Series 2005-1A Class A2, 3.53% 4/20/09 (b)(f)	1,500,000	1,496,719
Series 2005-2A Class A2, 3.54% 5/20/09 (b)(f)	800,000	798,531
Argent Securities, Inc.:
Series 2003-W3 Class M2, 5.26% 9/25/33 (f)	800,000	824,000
Series 2003-W6 Class AV2, 3.83% 1/25/34 (f)	219,651	219,906
Series 2004-W7:
Class M1, 4.01% 5/25/34 (f)	305,000	304,987
Class M2, 4.06% 5/25/34 (f)	250,000	249,989
Asset Backed Funding Certificates Series 2004-HE1 Class M2, 4.61% 1/25/34 (f)	230,000	233,445
Asset Backed Securities Corp. Home Equity Loan Trust:
Series 2003-HE2:
Class A2, 3.7681% 4/15/33 (f)	26,038	26,049
Class M1, 4.2881% 4/15/33 (f)	1,340,000	1,347,558
Series 2003-HE3 Class A2, 3.7381% 6/15/33 (f)	7,668	7,669
Series 2003-HE4 Class M2, 5.3881% 8/15/33 (f)	285,000	290,187
Series 2003-HE5 Class A2A, 3.7481% 8/15/33 (f)	46,027	46,046
Series 2003-HE6 Class M1, 4.11% 11/25/33 (f)	215,000	215,951
Series 2003-HE7 Class A3, 3.7481% 12/15/33 (f)	246,585	247,494
Series 2004-HE6 Class A2, 3.82% 6/25/34 (f)	1,747,159	1,750,852
Series 2005-HE2:
Class M1, 3.91% 3/25/35 (f)	1,105,000	1,103,123
Class M2, 3.96% 3/25/35 (f)	275,000	275,089
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
Bank One Issuance Trust:
Series 2002-B1 Class B1, 3.7681% 12/15/09 (f)	$ 465,000	$ 466,938
Series 2002-B2 Class B2, 3.7281% 5/15/08 (f)	100,000	100,013
Series 2002-B3 Class B, 3.7481% 8/15/08 (f)	500,000	500,202
Series 2002-C1 Class C1, 4.3481% 12/15/09 (f)	675,000	682,229
Series 2002-C2 Class C2, 4.3781% 5/15/08 (f)	2,850,000	2,852,599
Series 2004-C1 Class C1, 3.8881% 11/15/11 (f)	25,000	25,119
Bayview Financial Acquisition Trust Series 2004-C Class A1, 3.9013% 5/28/44 (f)	890,595	890,497
Bayview Financial Asset Trust Series 2000-F Class A, 3.9813% 9/28/43 (f)	240,470	240,808
Bayview Financial Mortgage Loan Trust Series 2004-A Class A, 3.9313% 2/28/44 (f)	427,612	428,472
Bear Stearns Asset Backed Securities I:
Series 2004-BO1:
Class M2, 4.21% 9/25/34 (f)	390,000	392,565
Class M3, 4.51% 9/25/34 (f)	265,000	266,723
Class M4, 4.66% 9/25/34 (f)	225,000	227,761
Class M5, 4.86% 9/25/34 (f)	210,000	213,245
Series 2004-HE9 Class M2, 4.66% 11/25/34 (f)	490,000	492,153
Series 2005-HE2:
Class M1, 3.96% 2/25/35 (f)	905,000	902,860
Class M2, 4.21% 2/25/35 (f)	330,000	330,345
Capital Auto Receivables Asset Trust:
Series 2003-1 Class B, 3.8581% 6/15/10 (b)(f)	139,307	139,701
Series 2005-1 Class B, 3.7631% 6/15/10 (f)	850,000	850,797
Capital One Auto Finance Trust:
Series 2003-A Class A4B, 3.6681% 1/15/10 (f)	425,000	426,084
Series 2004-B Class A4, 3.4981% 8/15/11 (f)	1,700,000	1,700,326
Capital One Master Trust:
Series 2001-1 Class B, 3.8981% 12/15/10 (f)	500,000	503,554
Series 2001-8A Class B, 3.9381% 8/17/09 (f)	405,000	407,079
Capital One Multi-Asset Execution Trust:
Series 2002-B1 Class B1, 4.0681% 7/15/08 (f)	1,035,000	1,035,408
Series 2003-B1 Class B1, 4.5581% 2/17/09 (f)	1,135,000	1,142,100
Series 2003-B6 Class B6, 3.9181% 9/15/11 (f)	1,125,000	1,135,593
Series 2004-B1 Class B1, 3.8281% 11/15/11 (f)	1,180,000	1,185,793
Capital One Prime Auto Receivable Trust Series 2004-1 Class A3, 2.02% 11/15/07	15,396	15,267
Capital Trust Ltd. Series 2004-1:
Class A2, 3.88% 7/20/39 (b)(f)	265,000	265,000
Class B, 4.18% 7/20/39 (b)(f)	140,000	140,000
Class C, 4.53% 7/20/39 (b)(f)	180,000	180,000
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
Cayman ABSC NIMS Trust Series 2004-HE2 Class A1, 6.75% 4/25/34 (b)	$ 648,383	$ 649,194
CDC Mortgage Capital Trust:
Series 2002-HE3:
Class M1, 4.56% 3/25/33 (f)	297,766	301,783
Class M2, 5.71% 3/25/33 (f)	489,999	498,600
Series 2003-HE1 Class M2, 5.41% 8/25/33 (f)	215,000	217,562
Series 2003-HE2 Class A, 3.81% 10/25/33 (f)	71,407	71,452
Series 2003-HE3:
Class M1, 4.16% 11/25/33 (f)	104,999	105,790
Class M2, 5.21% 11/25/33 (f)	80,000	81,561
Series 2003-HE4 Class A2, 3.69% 3/25/34 (f)	54,419	54,424
Series 2004-HE2 Class M2, 4.66% 7/26/34 (f)	175,000	176,563
Chase Credit Card Owner Trust:
Series 2001-6 Class B, 3.8681% 3/16/09 (f)	200,000	200,945
Series 2002-6 Class B, 3.7381% 1/15/08 (f)	150,000	150,031
Series 2004-1 Class B, 3.5881% 5/15/09 (f)	295,000	294,943
Chase Issuance Trust Series 2004-C3 Class C3, 3.8581% 6/15/12 (f)	1,645,000	1,646,915
CIT Equipment Collateral Trust Series 2005-VT1 Class C, 4.18% 11/20/12	1,186,832	1,181,903
Citibank Credit Card Issuance Trust:
Series 2000-C2 Class C2, 4.2488% 10/15/07 (f)	900,000	900,584
Series 2001-B2 Class B2, 3.8494% 12/10/08 (f)	615,000	617,592
Series 2002-B1 Class B1, 3.8% 6/25/09 (f)	655,000	657,099
Series 2002-C1 Class C1, 4.2185% 2/9/09 (f)	900,000	909,613
Series 2003-C1 Class C1, 4.65% 4/7/10 (f)	1,685,000	1,719,786
Countrywide Home Loans, Inc.:
Series 2002-6 Class AV1, 3.89% 5/25/33 (f)	62,494	62,645
Series 2003-BC1 Class M2, 5.46% 9/25/32 (f)	1,025,000	1,037,455
Series 2003-SD3 Class A1, 3.88% 12/25/32 (b)(f)	57,073	57,365
Series 2004-2 Class M1, 3.96% 5/25/34 (f)	375,000	375,485
Series 2004-3:
Class 3A4, 3.71% 8/25/34 (f)	7,367,340	7,337,420
Class M1, 3.96% 6/25/34 (f)	100,000	100,092
Series 2005-1:
Class 1AV2, 3.66% 7/25/35 (f)	1,220,000	1,219,321
Class MV1, 3.86% 7/25/35 (f)	435,000	434,337
Class MV2, 3.9% 7/25/35 (f)	525,000	523,487
Class MV3, 3.94% 7/25/35 (f)	215,000	214,690
Series 2005-AB1 Class A2, 3.67% 8/25/35 (f)	2,480,000	2,479,263
Series 2005-IM1 Class A1, 3.56% 8/25/34 (c)(f)	2,520,000	2,520,000
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
CS First Boston Mortgage Securities Corp.:
Series 2003-8 Class A2, 3.85% 4/25/34 (f)	$ 227,901	$ 228,901
Series 2004-FRE1:
Class A2, 3.81% 4/25/34 (f)	277,344	277,333
Class B1, 5.26% 4/25/34 (f)	605,000	604,973
Class M3, 4.11% 4/25/34 (f)	610,000	609,974
Discover Card Master Trust I Series 2003-4 Class B1, 3.7181% 5/16/11 (f)	550,000	552,820
Fannie Mae guaranteed REMIC pass thru certificates Series 2004-T5:
Class AB1, 3.674% 5/28/35 (f)	996,756	996,055
Class AB3, 3.8305% 5/28/35 (f)	833,229	833,518
Class AB8, 3.784% 5/28/35 (f)	861,407	861,812
Fieldstone Mortgage Investment Corp.:
Series 2003-1 Class M1, 4.14% 11/25/33 (f)	100,000	100,673
Series 2004-1 Class M2, 4.56% 1/25/35 (f)	300,000	303,371
Series 2004-3 Class M5, 4.91% 8/25/34 (f)	1,500,000	1,525,372
Series 2005-2 Class 2A1, 3.5% 7/25/36 (f)	2,365,000	2,365,000
First Franklin Mortgage Loan Asset Backed Certificates:
Series 2005-FF2 Class A2A, 3.55% 3/25/35 (f)	875,548	875,548
Series 2005-FF2 Class M6, 4.16% 3/25/35 (f)	1,000,000	1,000,000
First Franklin Mortgage Loan Trust Series 2004-FF2:
Class M3, 4.01% 3/25/34 (f)	25,000	25,044
Class M4, 4.36% 3/25/34 (f)	25,000	25,221
First USA Secured Note Trust Series 2001-3 Class C, 4.4669% 11/19/08 (b)(f)	785,000	790,519
Ford Credit Auto Owner Trust Series 2003-B Class B2, 3.8181% 10/15/07 (f)	650,000	652,386
Ford Credit Floorplan Master Owner Trust Series 2005-1:
Class A, 3.5381% 5/17/10 (f)	1,375,000	1,374,997
Class B, 3.6563% 5/17/10 (f)	380,000	379,999
Fremont Home Loan Trust:
Series 2003-B Class M6, 7.96% 12/25/33 (f)	960,000	992,118
Series 2004-A Class M2, 4.61% 1/25/34 (f)	375,000	379,299
Series 2004-C:
Class 2A2, 4.01% 8/25/34 (f)	1,000,000	1,010,199
Class M1, 4.11% 8/25/34 (f)	540,000	541,931
Class M3, 4.61% 8/25/34 (f)	1,000,000	1,018,991
Series 2005-2 Class 2A1, 3.5913% 6/25/35 (f)	2,165,000	2,164,323
Series 2005-A:
Class 2A2, 3.7% 2/25/35 (f)	1,625,000	1,627,147
Class M1, 3.89% 1/25/35 (f)	225,000	224,558
Class M2, 3.92% 1/25/35 (f)	325,000	324,515
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
Fremont Home Loan Trust: - continued
Series 2005-A:
Class M3, 3.95% 1/25/35 (f)	$ 175,000	$ 174,993
Class M4, 4.14% 1/25/35 (f)	125,000	125,343
GE Business Loan Trust Series 2003-1 Class A, 3.8181% 4/15/31 (b)(f)	276,597	278,184
GE Capital Credit Card Master Note Trust Series 2005-2 Class B, 3.5736% 6/15/11 (f)	925,000	924,723
Gracechurch Card Funding PLC:
Series 5:
Class B, 3.6181% 8/15/08 (f)	80,000	80,071
Class C, 4.3181% 8/15/08 (f)	295,000	296,118
Series 6 Class B, 3.5781% 2/17/09 (f)	75,000	75,066
Series 8 Class C, 3.6721% 6/15/10 (f)	2,650,000	2,650,000
GSAMP Trust:
Series 2002-NC1 Class A2, 3.78% 7/25/32 (f)	2,606	2,621
Series 2003-FM1 Class M1, 4.25% 3/20/33 (f)	750,000	756,815
Series 2004-AHL Class A2D, 3.82% 8/25/34 (f)	2,296,054	2,304,562
Series 2004-FM1:
Class M1, 4.11% 11/25/33 (f)	195,000	194,992
Class M2, 4.86% 11/25/33 (f)	135,000	137,091
Series 2004-FM2 Class M1, 3.96% 1/25/34 (f)	250,000	249,989
Series 2004-HE1:
Class M1, 4.01% 5/25/34 (f)	320,000	319,987
Class M2, 4.61% 5/25/34 (f)	150,000	151,394
Series 2005-6:
Class A2, 3.67% 6/25/35 (f)	1,800,000	1,800,000
Class M3, 4.11% 6/25/35 (f)	1,555,000	1,555,000
Series 2005-9 Class 2A1, 3.5287% 8/25/35 (f)	2,470,000	2,470,000
Series 2005-HE2 Class M, 3.89% 3/25/35 (f)	1,220,000	1,215,813
Series 2005-NC1:
Class A1, 3.58% 2/25/35 (f)	714,733	714,884
Class M1, 3.91% 2/25/35 (f)	1,205,000	1,201,964
Guggenheim Structured Real Estate Funding Ltd. Series 2005-1 Class C, 4.3944% 5/25/30 (b)(f)	2,100,000	2,097,998
Harwood Street Funding I LLC Series 2004-1A Class CTFS, 5.43% 9/20/09 (b)(f)	1,700,000	1,700,000
HFC Home Equity Loan Asset Backed Certificates Series 2005-2:
Class M1, 3.97% 1/20/34 (f)	450,000	450,000
Class M2, 4% 1/20/34 (f)	335,000	335,000
Home Equity Asset Trust:
Series 2002-3 Class A5, 3.9% 2/25/33 (f)	4,294	4,297
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
Home Equity Asset Trust: - continued
Series 2002-4 Class A3, 3.94% 3/25/33 (f)	$ 32,186	$ 32,204
Series 2002-5:
Class A3, 3.98% 5/25/33 (f)	81,392	81,563
Class M1, 4.66% 5/25/33 (f)	200,000	202,410
Series 2003-1:
Class A2, 3.93% 6/25/33 (f)	186,600	186,755
Class M1, 4.46% 6/25/33 (f)	670,000	673,241
Series 2003-2:
Class A2, 3.84% 8/25/33 (f)	10,404	10,443
Class M1, 4.34% 8/25/33 (f)	80,000	80,866
Series 2003-3:
Class A2, 3.82% 8/25/33 (f)	65,752	65,998
Class M1, 4.32% 8/25/33 (f)	330,000	333,299
Series 2003-4:
Class M1, 4.26% 10/25/33 (f)	170,000	171,264
Class M2, 5.36% 10/25/33 (f)	200,000	202,626
Series 2003-5:
Class A2, 3.81% 12/25/33 (f)	271,685	272,645
Class M1, 4.16% 12/25/33 (f)	160,000	160,890
Class M2, 5.19% 12/25/33 (f)	70,000	71,691
Series 2003-7:
Class A2, 3.84% 3/25/34 (f)	625,665	627,147
Class M1, 4.11% 3/25/34 (f)	795,000	796,953
Series 2003-8 Class M1, 4.18% 4/25/34 (f)	260,000	261,345
Series 2004-4 Class A2, 3.78% 10/25/34 (f)	698,058	700,513
Series 2004-6 Class A2, 3.81% 12/25/34 (f)	1,156,164	1,159,839
Series 2005-1:
Class M1, 3.89% 5/25/35 (f)	1,270,000	1,269,027
Class M2, 3.91% 5/25/35 (f)	1,410,000	1,405,869
Class M3, 3.96% 5/25/35 (f)	760,000	757,827
Series 2005-2:
Class 2A2, 3.66% 7/25/35 (f)	1,830,000	1,829,053
Class M1, 3.91% 7/25/35 (f)	890,000	889,149
Household Affinity Credit Card Master Note Trust I Series 2003-3 Class B, 3.6781% 8/15/08 (f)	500,000	500,904
Household Credit Card Master Trust I Series 2002-1 Class B, 4.0381% 7/15/08 (f)	300,000	300,261
Household Home Equity Loan Trust:
Series 2002-3 Class A, 3.88% 7/20/32 (f)	65,349	65,435
Series 2003-1 Class M, 4.06% 10/20/32 (f)	39,800	39,846
Series 2003-2:
Class A, 3.76% 9/20/33 (f)	191,819	192,196
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
Household Home Equity Loan Trust: - continued
Series 2003-2:
Class M, 4.01% 9/20/33 (f)	$ 90,975	$ 91,172
Series 2004-1 Class M, 3.95% 9/20/33 (f)	249,772	250,245
Household Mortgage Loan Trust:
Series 2002-HC1 Class M, 4.08% 5/20/32 (f)	61,785	61,854
Series 2003-HC1 Class M, 4.08% 2/20/33 (f)	85,634	85,904
Series 2003-HC2 Class M, 4.03% 6/20/33 (f)	133,207	133,343
Series 2004-HC1:
Class A, 3.78% 2/20/34 (f)	561,710	563,114
Class M, 3.93% 2/20/34 (f)	340,666	340,627
Household Private Label Credit Card Master Note Trust I:
Series 2002-2 Class A, 3.5581% 1/18/11 (f)	1,000,000	1,001,358
Series 2002-3 Class B, 4.6381% 9/15/09 (f)	150,000	150,335
Ikon Receivables Funding LLC Series 2003-1 Class A3A, 3.6213% 12/17/07 (f)	146,379	146,414
IXIS Real Estate Capital Trust Series 2005-HE1:
Class A1, 3.71% 6/25/35 (f)	1,585,056	1,584,969
Class M1, 3.93% 6/25/35 (f)	550,000	549,304
Class M2, 3.95% 6/25/35 (f)	375,000	373,784
Class M3, 3.98% 6/25/35 (f)	250,000	249,692
Keycorp Student Loan Trust Series 1999-A Class A2, 3.8% 12/27/09 (f)	295,527	296,531
Long Beach Mortgage Loan Trust:
Series 2003-2 Class M1, 4.28% 6/25/33 (f)	500,000	503,235
Series 2003-3 Class M1, 4.21% 7/25/33 (f)	340,000	342,390
MASTR Adjustable Rate Mortgages Trust Series 2004-11 Class 1A4, 3.95% 11/25/34 (f)	201,856	202,942
MASTR Asset Backed Securities Trust:
Series 2004-FRE1 Class M1, 4.01% 7/25/34 (f)	485,000	486,481
Series 2004-HE1 Class M1, 4.11% 9/25/34 (f)	685,000	687,439
MBNA Asset Backed Note Trust Series 2000-K Class C, 4.1881% 3/17/08 (b)(f)	1,000,000	1,001,200
MBNA Credit Card Master Note Trust:
Series 2001-B1 Class B1, 3.7631% 10/15/08 (f)	1,250,000	1,251,753
Series 2001-B2 Class B2, 3.7481% 1/15/09 (f)	1,000,000	1,002,535
Series 2002-B2 Class B2, 3.7681% 10/15/09 (f)	1,034,000	1,038,477
Series 2002-B4 Class B4, 3.8881% 3/15/10 (f)	630,000	634,975
Series 2003-B2 Class B2, 3.7781% 10/15/10 (f)	125,000	126,272
Series 2003-B3 Class B3, 3.7631% 1/18/11 (f)	1,550,000	1,557,355
Series 2003-B5 Class B5, 3.7581% 2/15/11 (f)	2,000,000	2,015,453
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
MBNA Master Credit Card Trust II:
Series 1998-E Class B, 3.9288% 9/15/10 (f)	$ 200,000	$ 201,194
Series 1998-G Class B, 3.7881% 2/17/09 (f)	500,000	501,089
Meritage Mortgage Loan Trust Series 2004-1:
Class M1, 3.96% 7/25/34 (f)	150,000	149,994
Class M2, 4.01% 7/25/34 (f)	25,000	24,999
Class M3, 4.41% 7/25/34 (f)	50,000	49,998
Class M4, 4.56% 7/25/34 (f)	50,000	49,998
Merrill Lynch Mortgage Investors, Inc.:
Series 2004-FM1 Class M2, 4.61% 1/25/35 (f)	150,000	152,512
Series 2004-HE2:
Class A1B, 3.93% 8/25/35 (f)	676,518	678,301
Class A2B, 3.84% 8/25/35 (f)	1,510,000	1,516,695
Series 2005-NC1 Class A2A, 3.57% 10/25/35 (f)	75,282	75,295
Morgan Stanley ABS Capital I, Inc.:
Series 2002-HE3 Class M1, 4.56% 12/27/32 (f)	125,000	126,613
Series 2003-NC10 Class M1, 4.14% 10/25/33 (f)	830,000	833,555
Series 2003-NC5 Class M2, 5.46% 4/25/33 (f)	200,000	202,438
Series 2003-NC6 Class M2, 5.41% 6/27/33 (f)	630,000	646,975
Series 2003-NC8 Class M1, 4.16% 9/25/33 (f)	120,000	120,688
Series 2004-HE6 Class A2, 3.8% 8/25/34 (f)	1,198,948	1,202,870
Series 2004-NC2 Class M1, 4.01% 12/25/33 (f)	375,000	375,630
Series 2004-NC6 Class A2, 3.8% 7/25/34 (f)	318,867	319,551
Series 2004-NC7 Class A3, 3.76% 7/25/34 (f)	2,000,000	2,002,503
Series 2005-1:
Class M2, 3.93% 12/25/34 (f)	570,000	569,077
Class M3, 3.98% 12/25/34 (f)	525,000	524,772
Series 2005-HE1:
Class A3B, 3.68% 12/25/34 (f)	505,000	505,554
Class M1, 3.91% 12/25/34 (f)	150,000	150,307
Class M2, 3.93% 12/25/34 (f)	385,000	384,529
Series 2005-HE2:
Class M1, 3.86% 1/25/35 (f)	370,000	370,764
Class M2, 3.9% 1/25/35 (f)	265,000	264,137
Series 2005-NC1:
Class M1, 3.9% 1/25/35 (f)	325,000	326,036
Class M2, 3.93% 1/25/35 (f)	325,000	324,471
Class M3, 3.97% 1/25/35 (f)	325,000	325,114
Morgan Stanley Dean Witter Capital I Trust:
Series 2001-AM1:
Class M1, 4.31% 2/25/32 (f)	710,724	712,449
Class M2, 4.86% 2/25/32 (f)	352,076	353,279
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
Morgan Stanley Dean Witter Capital I Trust: - continued
Series 2001-NC1 Class M2, 4.53% 10/25/31 (f)	$ 42,925	$ 42,925
Series 2001-NC2 Class B1, 5.41% 1/25/32 (f)	191,907	191,996
Series 2001-NC4 Class M1, 4.46% 1/25/32 (f)	136,710	137,208
Series 2002-AM3 Class A3, 3.95% 2/25/33 (f)	28,532	28,612
Series 2002-HE1 Class M1, 4.06% 7/25/32 (f)	590,000	593,338
Series 2002-NC3 Class M1, 4.18% 8/25/32 (f)	100,000	100,768
Series 2002-OP1 Class M1, 4.21% 9/25/32 (f)	435,350	437,933
Series 2003-NC1 Class M2, 5.51% 11/25/32 (f)	130,000	131,317
Series 2003-NC2:
Class A3, 3.89% 2/25/33 (f)	250,680	250,814
Class M2, 5.46% 2/25/33 (f)	165,000	167,614
Navistar Financial Corp. Owner Trust Series 2001-B Class B, 4.83% 11/17/08	380,731	380,097
New Century Home Equity Loan Trust:
Series 2003-2 Class A2, 3.89% 1/25/33 (f)	12,065	12,072
Series 2005-1:
Class M1, 3.91% 3/25/35 (f)	595,000	594,722
Class M2, 3.94% 3/25/35 (f)	595,000	593,624
Class M3, 3.98% 3/25/35 (f)	290,000	290,109
Nissan Auto Lease Trust:
Series 2003-A Class A3A, 3.5281% 6/15/09 (f)	681,088	681,672
Series 2004-A Class A4A, 3.4581% 6/15/10 (f)	1,325,000	1,326,627
NovaStar Home Equity Loan Series 2004-1:
Class M1, 3.91% 6/25/34 (f)	100,000	100,084
Class M4, 4.435% 6/25/34 (f)	170,000	170,290
NovaStar Mortgage Funding Trust Series 2003-3 Class A3, 3.91% 12/25/33 (f)	355,121	356,969
Onyx Acceptance Owner Trust Series 2003-D Class A3, 2.4% 12/15/07	253,203	252,146
Option One Mortgage Loan Trust Series 2003-6 Class M1, 4.11% 11/25/33 (f)	1,025,000	1,029,413
Ownit Mortgage Loan Asste-Backed Certificates Series 2005-3 Class A2A, 3.5% 6/25/36 (f)	2,200,000	2,200,000
Park Place Securities NIM Trust Series 2004-WHQN2 Class A, 4% 2/25/35 (b)	703,944	698,665
Park Place Securities Nims Trust Series 2004-MHQ1 Class B, 3.474% 12/25/34 (b)	122,735	121,508
Park Place Securities, Inc.:
Series 2004 WWF1 Class M4, 4.56% 1/25/35 (f)	945,000	964,465
Series 2004-WCW1:
Class M1, 4.09% 9/25/34 (f)	385,000	386,205
Class M2, 4.14% 9/25/34 (f)	160,000	160,850
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
Park Place Securities, Inc.: - continued
Series 2004-WCW1:
Class M3, 4.71% 9/25/34 (f)	$ 310,000	$ 313,857
Class M4, 4.91% 9/25/34 (f)	435,000	441,258
Series 2004-WCW2 Class A2, 3.84% 10/25/34 (f)	890,219	892,848
Series 2004-WWF1 Class A5, 3.93% 1/25/35 (f)	482,969	485,702
Series 2005-WCH1:
Class A3B, 3.68% 1/25/35 (f)	360,000	360,637
Class M2, 3.98% 1/25/35 (f)	1,130,000	1,127,710
Class M3, 4.02% 1/25/35 (f)	425,000	425,336
Class M5, 4.34% 1/25/35 (f)	400,000	401,243
People's Choice Home Loan Securities Trust Series 2005-2:
Class A1, 3.57% 9/25/24 (f)	1,082,642	1,082,642
Class M4, 4.09% 5/25/35 (f)	870,000	870,000
Providian Gateway Master Trust Series 2002-B Class A, 4.0881% 6/15/09 (b)(f)	400,000	401,050
Residental Asset Securities Corp.:
Series 2004-KS10 Class AI2, 3.78% 3/25/29 (f)	50,000	50,163
Series 2005-KS7 Class A1, 3.4781% 8/25/35 (f)	1,485,000	1,484,703
Residential Asset Mortgage Products, Inc.:
Series 2004-RS10 Class MII2, 4.71% 10/25/34 (f)	1,300,000	1,315,803
Series 2004-RS6:
Class 2M2, 4.76% 6/25/34 (f)	250,000	249,999
Class 2M3, 4.91% 6/25/34 (f)	250,000	249,999
Salomon Brothers Mortgage Securities VII, Inc. Series 2003-HE1 Class A, 3.86% 4/25/33 (f)	33,795	33,950
Saxon Asset Securities Trust:
Series 2004-1 Class M1, 3.99% 3/25/35 (f)	640,000	639,839
Series 2004-2 Class MV1, 4.04% 8/25/35 (f)	415,000	415,558
Sears Credit Account Master Trust II:
Series 2002-4:
Class A, 3.5181% 8/18/09 (f)	800,000	799,988
Class B, 3.8131% 8/18/09 (f)	1,080,000	1,080,037
Series 2002-5 Class B, 4.6381% 11/17/09 (f)	500,000	501,050
Specialty Underwriting & Residential Finance:
Series 2003-BC3 Class M1, 4.11% 8/25/34 (f)	1,000,000	1,000,989
Series 2003-BC4 Class M1, 4.06% 11/25/34 (f)	260,000	261,214
Structured Asset Securities Corp. Series 2004-GEL1 Class A, 3.82% 2/25/34 (f)	79,391	79,391
Superior Wholesale Inventory Financing Trust VII Series 2003-A8 Class CTFS, 3.8381% 3/15/11 (b)(f)	675,000	674,578
Superior Wholesale Inventory Financing Trust XII Series 2005-A12 Class C, 4.46% 6/15/10 (f)	980,000	979,992
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
Terwin Mortgage Trust:
Series 2003-4HE Class A1, 3.89% 9/25/34 (f)	$ 316,689	$ 318,405
Series 2003-6HE Class A1, 3.93% 11/25/33 (f)	121,556	121,840
Series 2005-14HE Class AF1, 3.9753% 7/25/36 (c)(f)	1,205,000	1,204,762
Triad Automobile Receivable Owner Trust Series 2005-A Class A3, 4.05% 3/12/10	1,800,000	1,786,140
WFS Financial Owner Trust:
Series 2004-3 Class D, 4.07% 2/17/12	514,264	510,174
Series 2004-4 Class D, 3.58% 5/17/12	470,497	464,431
Series 2005-1 Class D, 4.09% 8/15/12	495,000	490,205
TOTAL ASSET-BACKED SECURITIES (Cost $208,706,183)		209,007,290
Collateralized Mortgage Obligations - 16.5%

Private Sponsor - 12.7%
Adjustable Rate Mortgage Trust floater:
Series 2004-2 Class 7A3, 3.86% 2/25/35 (f)	1,442,226	1,445,544
Series 2004-4 Class 5A2, 3.86% 3/25/35 (f)	457,785	458,697
Series 2005-1 Class 5A2, 3.79% 5/25/35 (f)	805,325	805,834
Series 2005-2:
Class 6A2, 3.74% 6/25/35 (f)	404,220	404,482
Class 6M2, 3.94% 6/25/35 (f)	1,375,000	1,375,001
Series 2005-3 Class 8A2, 3.7% 7/25/35 (f)	2,667,770	2,669,507
Series 2005-5 Class 6A2, 3.69% 9/25/35 (f)	1,718,837	1,719,960
Series 2005-8 Class 7A2, 3.77% 11/25/35 (f)	1,080,000	1,080,000
Bear Stearns Alt-A Trust floater:
Series 2005-1 Class A1, 3.74% 1/25/35 (f)	2,624,958	2,624,958
Series 2005-2 Class 1A1, 3.71% 3/25/35 (f)	2,137,295	2,137,295
Countrywide Home Loans, Inc. floater:
Series 2004-16 Class A1, 3.86% 9/25/34 (f)	861,288	860,487
Series 2005-1 Class 2A1, 3.75% 3/25/35 (f)	1,999,309	1,999,309
CS First Boston Mortgage Securities Corp. floater:
Series 2004-AR2 Class 6A1, 3.86% 3/25/34 (f)	381,304	381,067
Series 2004-AR3 Class 6A2, 3.83% 4/25/34 (f)	156,402	156,541
Series 2004-AR5 Class 11A2, 3.83% 6/25/34 (f)	247,979	247,474
Series 2004-AR6 Class 9A2, 3.83% 10/25/34 (f)	338,414	338,617
Series 2004-AR7 Class 6A2, 3.84% 8/25/34 (f)	554,730	555,220
Series 2004-AR8 Class 8A2, 3.84% 9/25/34 (f)	501,538	502,468
Fieldstone Mortgage Investment Corp. floater Series 2004-1 Class 2A, 3.75% 1/25/35 (f)	1,470,843	1,473,489
First Horizon Mortgage Passthru Trust floater Series 2004-FL1 Class 2A1, 3.95% 12/25/34 (f)	587,411	586,732
Collateralized Mortgage Obligations - continued
	Principal Amount	Value (Note 1)
Private Sponsor - continued
Granite Master Issuer PLC floater:
Series 2005-1:
Class A3, 3.51% 12/21/24 (f)	$ 700,000	$ 699,869
Class B1, 3.56% 12/20/54 (f)	950,000	949,673
Class M1, 3.66% 12/20/54 (f)	700,000	699,759
Series 2005-2 Class C1, 3.7857% 12/20/54 (f)	1,200,000	1,199,625
Granite Mortgages PLC floater:
Series 2004-1:
Class 1B, 3.64% 3/20/44 (f)	95,000	94,990
Class 1C, 4.33% 3/20/44 (f)	280,000	281,114
Class 1M, 3.84% 3/20/44 (f)	565,000	565,429
Series 2004-2:
Class 1A2, 3.5% 6/20/28 (f)	414,174	414,226
Class 1B, 3.6% 6/20/44 (f)	82,769	82,790
Class 1C, 4.13% 6/20/44 (f)	302,300	302,922
Class 1M, 3.71% 6/20/44 (f)	1,811,086	1,811,990
Series 2004-3:
Class 1B, 3.59% 9/20/44 (f)	200,000	200,020
Class 1C, 4.02% 9/20/44 (f)	605,000	606,331
Class 1M, 3.7% 9/20/44 (f)	100,000	100,030
GSAMP Trust floater Series 2004-11 Class 2A1, 3.79% 12/20/34 (f)	1,902,591	1,903,510
Holmes Financing No. 7 PLC floater Series 2 Class M, 4.3988% 7/15/40 (f)	195,000	195,374
Holmes Financing No. 8 PLC floater Series 2:
Class A, 3.6788% 4/15/11 (f)	1,400,000	1,400,000
Class B, 3.7688% 7/15/40 (f)	190,000	190,119
Class C, 4.3188% 7/15/40 (f)	775,000	778,633
Homestar Mortgage Acceptance Corp. floater Series 2004-5 Class A1, 3.91% 10/25/34 (f)	1,226,026	1,229,819
Impac CMB Trust floater:
Series 2004-11 Class 2A2, 3.83% 3/25/35 (f)	1,006,838	1,006,641
Series 2004-6 Class 1A2, 3.85% 10/25/34 (f)	359,177	359,819
Series 2005-1:
Class M1, 3.92% 4/25/35 (f)	431,371	430,916
Class M2, 3.96% 4/25/35 (f)	762,845	762,219
Class M3, 3.99% 4/25/35 (f)	186,171	185,974
Class M4, 4.21% 4/25/35 (f)	113,519	113,634
Class M5, 4.23% 4/25/35 (f)	113,519	113,496
Class M6, 4.28% 4/25/35 (f)	177,089	177,054
Series 2005-2 Class 1A2, 3.77% 4/25/35 (f)	1,780,275	1,778,884
Series 2005-4 Class 1B1, 4.76% 6/25/35 (f)	768,362	764,881
Collateralized Mortgage Obligations - continued
	Principal Amount	Value (Note 1)
Private Sponsor - continued
Lehman Structured Securities Corp. floater Series 2005-1 Class A2, 3.67% 9/26/45 (b)(f)	$ 2,279,281	$ 2,279,281
Master Seasoned Securitization Trust Series 2004-1 Class 1A1, 6.2437% 8/25/17 (f)	724,549	740,972
MASTR Adjustable Rate Mortgages Trust:
floater:
Series 2004-11:
Class 2A1, 3.84% 11/25/34 (f)	920,409	922,519
Class 2A2, 3.9% 11/25/34 (f)	202,627	202,989
Series 2005-1 Class 1A1, 3.73% 3/25/35 (f)	1,828,937	1,827,794
Series 2004-6 Class 4A2, 4.1729% 7/25/34 (f)	3,000,000	2,988,733
Merrill Lynch Mortgage Investors, Inc.:
floater:
Series 2003-A:
Class 2A1, 3.85% 3/25/28 (f)	307,678	309,340
Class 2A2, 3.5225% 3/25/28 (f)	109,885	110,037
Series 2003-B Class A1, 3.8% 4/25/28 (f)	285,446	287,110
Series 2003-D Class A, 3.77% 8/25/28 (f)	1,398,627	1,401,467
Series 2003-E Class A2, 3.4425% 10/25/28 (f)	610,693	610,694
Series 2003-F Class A2, 3.7075% 10/25/28 (f)	644,648	644,574
Series 2004-A Class A2, 3.6175% 4/25/29 (f)	814,476	812,541
Series 2004-B Class A2, 3.79% 6/25/29 (f)	773,875	772,011
Series 2004-C Class A2, 3.95% 7/25/29 (f)	1,096,179	1,093,557
Series 2004-D Class A2, 3.4725% 9/25/29 (f)	1,116,205	1,116,496
Series 2004-E Class A2D, 3.9175% 11/25/29 (f)	1,189,384	1,195,098
Series 2004-G Class A2, 3.95% 11/25/29 (f)	468,938	468,889
Series 2005-A Class A2, 3.38% 2/25/30 (f)	1,468,737	1,466,623
Series 2005-B Class A2, 3.75% 6/25/30 (f)	1,542,233	1,542,233
Series 2003-G Class XA1, 1% 1/25/29 (h)	2,547,661	33,024
MortgageIT Trust floater Series 2004-2:
Class A1, 3.83% 12/25/34 (f)	593,487	594,347
Class A2, 3.91% 12/25/34 (f)	801,651	806,407
Opteum Mortgage Acceptance Corp. floater Series 2005-3 Class APT, 3.75% 6/25/35 (f)	2,639,441	2,640,987
Permanent Financing No. 1 PLC floater Series 1:
Class 2C, 4.5594% 6/10/42 (f)	2,000,000	2,005,024
Class 3C, 4.5794% 6/10/42 (f)	1,700,000	1,708,127
Permanent Financing No. 3 PLC floater Series 2 Class C, 4.4294% 6/10/42 (f)	1,205,000	1,217,050
Permanent Financing No. 4 PLC floater Series 2 Class C, 4.0994% 6/10/42 (f)	1,145,000	1,150,599
Collateralized Mortgage Obligations - continued
	Principal Amount	Value (Note 1)
Private Sponsor - continued
Permanent Financing No. 5 PLC floater:
Series 2 Class C, 4.0294% 6/10/42 (f)	$ 390,000	$ 391,828
Series 3 Class C, 4.1994% 6/10/42 (f)	825,000	832,219
Permanent Financing No. 6 PLC floater Series 6:
Class 1C, 3.7294% 6/10/42 (f)	500,000	500,072
Class 2C, 3.8294% 6/10/42 (f)	1,600,000	1,600,701
Permanent Financing No. 7 PLC floater Series 7:
Class 1B, 3.4694% 6/10/42 (f)	2,000,000	1,999,375
Class 1C, 3.6594% 6/10/42 (f)	545,000	544,830
Class 2C, 3.7094% 6/10/42 (f)	1,140,000	1,138,575
Permanent Financing No. 8 PLC floater Series 8:
Class 1C, 3.7475% 6/10/42 (f)	1,035,000	1,034,656
Class 2C, 3.8175% 6/10/42 (f)	1,435,000	1,434,522
Residential Asset Mortgage Products, Inc. sequential pay:
Series 2003-SL1 Class A31, 7.125% 4/25/31	299,187	304,589
Series 2004-SL2 Class A1, 6.5% 10/25/16	128,532	130,577
Residential Finance LP/Residential Finance Development Corp. floater Series 2003-A:
Class B4, 5.15% 3/10/35 (b)(f)	96,351	97,797
Class B5, 5.7% 3/10/35 (b)(f)	96,351	98,499
Residential Funding Securities Corp.:
Series 2003-RP1 Class A1, 3.96% 11/25/34 (f)	119,195	119,685
Series 2003-RP2 Class A1, 3.93% 6/25/33 (b)(f)	202,975	203,758
Sequoia Mortgage Funding Trust Series 2003-A Class AX1, 0.8% 10/21/08 (b)(h)	8,611,532	65,052
Sequoia Mortgage Trust floater:
Series 2003-5 Class A2, 3.41% 9/20/33 (f)	549,955	549,812
Series 2003-7 Class A2, 2.885% 1/20/34 (f)	275,380	275,140
Series 2004-1 Class A, 4.15% 2/20/34 (f)	434,689	434,294
Series 2004-10 Class A4, 3.6681% 11/20/34 (f)	1,267,083	1,265,057
Series 2004-12 Class 1A2, 3.93% 1/20/35 (f)	1,997,935	2,003,410
Series 2004-4 Class A, 3.5881% 5/20/34 (f)	1,532,956	1,529,426
Series 2004-5 Class A3, 3.77% 6/20/34 (f)	508,802	508,405
Series 2004-6:
Class A3A, 4.1475% 6/20/35 (f)	681,844	681,395
Class A3B, 3.16% 7/20/34 (f)	1,363,688	1,362,600
Series 2004-7:
Class A3A, 3.2275% 8/20/34 (f)	724,191	723,603
Class A3B, 3.4525% 7/20/34 (f)	1,406,196	1,411,214
Series 2004-8 Class A2, 3.45% 9/20/34 (f)	2,235,112	2,233,959
Series 2005-1 Class A2, 3.68% 2/20/35 (f)	962,779	962,658
Collateralized Mortgage Obligations - continued
	Principal Amount	Value (Note 1)
Private Sponsor - continued
Sequoia Mortgage Trust floater: - continued
Series 2005-2 Class A2, 3.36% 3/20/35 (f)	$ 1,946,098	$ 1,946,098
Structured Asset Securities Corp. floater Series 2004-NP1 Class A, 3.86% 9/25/33 (b)(f)	230,722	230,868
Thornburg Mortgage Securities Trust floater Series 2004-3 Class A, 3.83% 9/25/34 (f)	2,808,663	2,816,468
WAMU Mortgage pass thru certificates:
sequential pay Series 2002-S6 Class A25, 6% 10/25/32	171,075	171,508
Series 2005 AR11 Class A1C1, 3.6675% 8/25/40 (f)	2,100,000	2,100,000
Washington Mutual Mortgage Securities Corp. sequential pay Series 2003-MS9 Class 2A1, 7.5% 12/25/33	78,782	81,643
Wells Fargo Mortgage Backed Securities Trust:
Series 2004-M Class A3, 4.7024% 8/25/34 (f)	2,575,000	2,563,233
Series 2005-AR10 Class 2A2, 4.111% 6/25/35 (f)	5,290,736	5,216,856
Series 2005-AR12 Class 2A1, 4.322% 7/25/35 (f)	4,674,576	4,635,136
TOTAL PRIVATE SPONSOR		116,370,464
U.S. Government Agency - 3.8%
Fannie Mae:
floater Series 2002-89 Class F, 3.6144% 1/25/33 (f)	151,287	151,520
planned amortization class Series 1993-207 Class G, 6.15% 4/25/23	767,885	777,471
Fannie Mae guaranteed REMIC pass thru certificates:
floater:
Series 2002-11 Class QF, 3.8144% 3/25/32 (f)	194,320	195,777
Series 2002-36 Class FT, 3.8144% 6/25/32 (f)	191,121	192,747
Series 2002-64 Class FE, 3.61% 10/18/32 (f)	102,105	102,578
Series 2002-74 Class FV, 3.7644% 11/25/32 (f)	124,440	125,345
Series 2003-11:
Class DF, 3.7644% 2/25/33 (f)	105,782	106,519
Class EF, 3.7644% 2/25/33 (f)	75,425	75,729
planned amortization class:
Series 2001-62 Class PG, 6.5% 10/25/30	58,759	58,918
Series 2002-11 Class QB, 5.5% 3/25/15	558,895	562,833
Series 2002-28 Class PJ, 6.5% 3/25/31	822,731	823,900
Series 2002-52 Class PA, 6% 4/25/31	22,759	22,846
Series 2002-8 Class PD, 6.5% 7/25/30	249,689	250,738
Series 2003-32 Class PB, 3% 6/25/16	675,385	671,742
Series 2002-50 Class LE, 7% 12/25/29	123,070	124,803
Collateralized Mortgage Obligations - continued
	Principal Amount	Value (Note 1)
U.S. Government Agency - continued
Fannie Mae guaranteed REMIC pass thru certificates: - continued
Series 2004-31 Class IA, 4.5% 6/25/10 (h)	$ 542,525	$ 19,472
Series 2005-15 Class AZ, 5% 3/25/35	1,387,431	1,383,638
Series 2005-28 Class AZ, 5% 4/25/35	960,396	958,297
Freddie Mac planned amortization class:
Series 2091 Class PP, 6% 2/15/27	98,417	98,370
Series 2162 Class PH, 6% 6/15/29	1,775,787	1,831,867
Freddie Mac Multi-class participation certificates Series 3007 Class ZN 4.5% 7/15/25	1,362,420	1,345,405
Freddie Mac Multi-class participation certificates guaranteed:
floater:
Series 2526 Class FC, 3.7881% 11/15/32 (f)	35,449	35,631
Series 2538 Class FB, 3.7881% 12/15/32 (f)	220,147	221,593
Series 2551 Class FH, 3.8381% 1/15/33 (f)	102,120	102,552
planned amortization class:
Series 2316 Class PB, 6.5% 9/15/30	301,240	302,017
Series 2394 Class ND, 6% 6/15/27	114,698	114,938
Series 2395 Class PE, 6% 2/15/30	668,869	673,235
Series 2398 Class DK, 6.5% 1/15/31	93,190	93,337
Series 2410 Class ML, 6.5% 12/15/30	243,261	244,443
Series 2420 Class BE, 6.5% 12/15/30	186,022	186,612
Series 2443 Class TD, 6.5% 10/15/30	214,887	215,999
Series 2461 Class PG, 6.5% 1/15/31	191,266	193,824
Series 2466 Class EC, 6% 10/15/27	18,741	18,717
Series 2483 Class DC, 5.5% 7/15/14	133,003	132,994
Series 2496 Class OC, 5.5% 9/15/14	979,615	983,554
Series 2543 CLass PM, 5.5% 8/15/18	991,487	1,000,708
Series 2614 Class IC, 4.5% 12/15/10 (h)	2,059,705	71,014
Series 2676:
Class KN, 3% 12/15/13	1,935,811	1,912,170
Class QA, 3% 8/15/16	1,550,000	1,536,448
Series 2683 Class UH, 3% 3/15/19	3,549,254	3,512,799
Series 2748 Class IB, 4.5% 3/15/10 (h)	1,265,317	43,404
Series 2776 Class UJ, 4.5% 5/15/20 (h)	584,891	30,246
Series 2828 Class JA, 4.5% 1/15/10	1,615,000	1,618,133
sequential pay:
Series 2430 Class ZE, 6.5% 8/15/27	73,596	73,632
Series 2480 Class QW, 5.75% 2/15/30	61,212	61,175
Series 1803 Class A, 6% 12/15/08	260,767	265,919
Collateralized Mortgage Obligations - continued
	Principal Amount	Value (Note 1)
U.S. Government Agency - continued
Freddie Mac Multi-class participation certificates guaranteed: - continued
Series 2406:
Class FP, 4.3681% 1/15/32 (f)	$ 1,435,000	$ 1,467,531
Class PF, 4.3681% 12/15/31 (f)	1,135,000	1,164,748
Series 2410 Class PF, 4.3681% 2/15/32 (f)	2,600,000	2,659,366
Series 2907 Class HZ, 5% 12/15/34	1,090,633	1,081,224
Series 2949 Clas ZW, 5% 3/15/35	1,572,974	1,574,860
Series 2978 Class EZ, 5.5% 11/15/34	391,223	388,137
3% 3/15/10	1,804,134	1,787,536
Ginnie Mae guaranteed REMIC pass thru securities:
floater Series 2001-21 Class FB, 3.7881% 1/16/27 (f)	141,329	142,154
planned amortization class Series 2002-5 Class PD, 6.5% 5/16/31	388,532	395,792
TOTAL U.S. GOVERNMENT AGENCY		34,186,957
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $150,820,225)		150,557,421
Commercial Mortgage Securities - 4.0%

1301 Avenue of The Americas Trust Series 2000-1301:
Class C, 7.44% 8/3/10 (b)(f)	565,000	564,987
Class D, 7.54% 8/3/10 (b)(f)	750,000	749,983
Banc of America Large Loan, Inc.:
floater:
Series 2003-BBA2:
Class A3, 3.7081% 11/15/15 (b)(f)	340,000	340,214
Class C, 3.8581% 11/15/15 (b)(f)	70,000	70,256
Class D, 3.9381% 11/15/15 (b)(f)	110,000	110,627
Class F, 4.2881% 11/15/15 (b)(f)	80,000	80,562
Class H, 4.7881% 11/15/15 (b)(f)	70,000	70,416
Class J, 5.3381% 11/15/15 (b)(f)	70,000	70,420
Class K, 5.82% 11/15/15 (b)(f)	65,000	64,589
Series 2005-BOCA:
Class H, 4.3381% 12/15/16 (b)(f)	290,000	289,555
Class J, 4.4881% 12/15/16 (b)(f)	140,000	139,786
Class K, 4.7381% 12/15/16 (b)(f)	250,000	249,685
Series 2005-BOCA Class X1, 1.0882% 12/15/16 (b)(f)(h)	109,061,667	1,085,818
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Bayview Commercial Asset Trust floater:
Series 2003-1 Class A, 4.04% 8/25/33 (b)(f)	$ 332,377	$ 336,326
Series 2003-2 Class A, 4.04% 12/25/33 (b)(f)	869,217	879,842
Series 2004-1:
Class A, 3.82% 4/25/34 (b)(f)	498,972	499,849
Class B, 5.36% 4/25/34 (b)(f)	83,162	84,114
Series 2004-2:
Class A, 3.89% 8/25/34 (b)(f)	572,710	575,529
Class M1, 4.04% 8/25/34 (b)(f)	183,446	184,163
Series 2004-3:
Class A1, 3.83% 1/25/35 (b)(f)	810,885	813,723
Class A2, 3.88% 1/25/35 (b)(f)	95,398	95,734
Class M1, 3.96% 1/25/35 (b)(f)	143,097	143,291
Class M2, 4.46% 1/25/35 (b)(f)	95,398	95,966
Series 2005-2A:
Class M1, 3.73% 8/25/35 (b)(f)	184,689	184,689
Class M2, 3.78% 8/25/35 (b)(f)	309,478	309,478
Class M3, 3.8% 8/25/35 (b)(f)	169,714	169,714
Class M4, 3.91% 8/25/35 (b)(f)	154,739	154,739
Bear Stearns Commercial Mortgage Securities, Inc. floater Series 2004-BBA3 Class E, 4.0881% 6/15/17 (b)(f)	960,000	960,087
COMM floater:
Series 2002-FL7:
Class C, 3.8881% 11/15/14 (b)(f)	351,633	351,753
Class F, 4.6881% 11/15/14 (b)(f)	1,000,000	1,001,383
Class H, 5.6381% 11/15/14 (b)(f)	150,000	150,077
Series 2003-FL9 Class B, 3.8881% 11/15/15 (b)(f)	705,064	707,001
Commercial Mortgage pass thru certificates floater:
Series 2004-CNL:
Class A2, 3.6881% 9/15/14 (b)(f)	635,000	635,612
Class G, 4.3681% 9/15/14 (b)(f)	150,000	150,060
Class H, 4.4681% 9/15/14 (b)(f)	160,000	160,064
Class J, 4.9881% 9/15/14 (b)(f)	55,000	55,175
Class K, 5.3881% 9/15/14 (b)(f)	85,000	85,175
Class L, 5.5881% 9/15/14 (b)(f)	70,000	69,966
Series 2004-HTL1:
Class B, 3.8381% 7/15/16 (b)(f)	46,895	46,928
Class D, 3.9381% 7/15/16 (b)(f)	102,330	102,344
Class E, 4.1381% 7/15/16 (b)(f)	72,473	72,500
Class F, 4.1881% 7/15/16 (b)(f)	76,740	76,789
Class H, 4.6881% 7/15/16 (b)(f)	225,918	225,994
Class J, 4.8381% 7/15/16 (b)(f)	85,230	85,259
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Commercial Mortgage pass thru certificates floater: - continued
Series 2004-HTL1:
Class K, 5.7381% 7/15/16 (b)(f)	$ 1,470,333	$ 1,469,696
Commercial Mortgage Pass-Through Certificates floater Series 2005-F10A:
Class B, 3.6181% 4/15/17 (b)(f)	1,005,000	1,005,000
Class C, 3.6581% 4/15/17 (b)(f)	425,000	425,000
Class D, 3.6981% 4/15/17 (b)(f)	345,000	345,000
Class E, 3.7581% 4/15/17 (b)(f)	260,000	260,000
Class F, 3.7981% 4/15/17 (b)(f)	145,000	145,000
Class G, 3.9381% 4/15/17 (b)(f)	145,000	145,000
Class H, 4.0081% 4/15/17 (b)(f)	145,000	145,000
Class I, 4.2381% 4/15/17 (b)(f)	50,000	50,000
Class MOA3, 3.6881% 3/15/20 (b)(f)	650,000	650,000
CS First Boston Mortgage Securities Corp.:
floater:
Series 2002-TFLA Class C, 3.9688% 11/18/12 (b)(f)	255,000	254,995
Series 2003-TF2A Class A2, 3.7081% 11/15/14 (b)(f)	700,000	700,523
Series 2004-FL1 Class B, 3.8381% 5/15/14 (b)(f)	1,000,000	1,000,496
Series 2004-HC1:
Class A2, 3.8881% 12/15/21 (b)(f)	175,000	175,000
Class B, 4.1381% 12/15/21 (b)(f)	455,000	454,999
Series 2004-TF2A Class E, 3.8081% 11/15/19 (b)(f)	640,000	640,990
Series 2004-TFL1:
Class A2, 3.5781% 2/15/14 (b)(f)	505,000	505,150
Class E, 3.9381% 2/15/14 (b)(f)	200,000	200,431
Class F, 3.9881% 2/15/14 (b)(f)	175,000	175,406
Class G, 4.2381% 2/15/14 (b)(f)	125,000	125,374
Class H, 4.4881% 2/15/14 (b)(f)	100,000	100,267
Class J, 4.7881% 2/15/14 (b)(f)	50,000	50,248
Series 2005-TF2A Class F, 3.8881% 11/15/19 (b)(f)	230,000	230,356
Series 2005-TFLA:
Class C, 3.6281% 2/15/20 (b)(f)	800,000	799,998
Class E, 3.7181% 2/15/20 (b)(f)	560,000	559,999
Class F, 3.7681% 2/15/20 (b)(f)	250,000	250,000
Class G, 3.9081% 2/15/20 (b)(f)	70,000	70,000
Class H, 4.1381% 2/15/20 (b)(f)	100,000	100,000
Series 2003-TFLA Class G, 3.7357% 4/15/13 (b)(f)	30,933	30,838
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
GS Mortgage Securities Corp. II floater Series 2005-FL7A Class A1, 3.5% 11/6/19 (b)(f)	$ 1,468,752	$ 1,468,909
John Hancock Tower Mortgage Trust floater Series 2003-C5A Class B, 5.6585% 4/10/15 (b)(f)	420,000	415,178
JP Morgan Chase Commercial Mortgage Security Corp.:
floater Series 2005-FL1A:
Class WH, 3.97% 6/15/19 (b)(f)	490,000	490,015
Class WJ, 4.17% 6/15/19 (b)(f)	305,000	305,009
Class WK, 4.57% 6/15/19 (b)(f)	455,000	455,014
Series 2005-FL1A Class WX1, 1.2068% 6/15/19 (b)(f)(h)	160,000,000	1,731,200
Lehman Brothers Floating Rate Commercial Mortgage Trust floater:
Series 2003-C4A Class H, 6.35% 7/11/15 (b)(f)	406,693	407,710
Series 2003-LLFA:
Class A2, 3.77% 12/16/14 (b)(f)	1,085,000	1,085,718
Class C, 4.08% 12/16/14 (b)(f)	110,000	110,338
Class K1, 5.93% 12/16/14 (b)(f)	435,000	434,222
Merrill Lynch Mortgage Trust Series 2005-GGP1 Class X, 0.1416% 11/15/10 (b)(f)(h)	417,400,000	593,626
Salomon Brothers Mortgage Securities VII, Inc.:
floater:
Series 2001-CDCA Class C, 4.1881% 2/15/13 (b)(f)	1,000,000	980,616
Series 2003-CDCA:
Class HEXB, 5.2881% 2/15/15 (b)(f)	30,000	30,039
Class JEXB, 5.4881% 2/15/15 (b)(f)	50,000	50,065
Class KEXB, 5.8881% 2/15/15 (b)(f)	40,000	40,052
Series 2000-NL1 Class E, 7.0607% 10/15/30 (b)(f)	492,498	494,421
SDG Macerich Properties LP floater Series 2000-1 Class A3, 3.7281% 5/15/09 (b)(f)	500,000	500,225
STRIPS III Ltd./STRIPS III Corp. floater Series 2004-1A Class A, 3.78% 3/24/18 (b)(f)	523,978	523,978
Wachovia Bank Commercial Mortgage Trust floater:
Series 2004-WHL3:
Class A2, 3.5681% 3/15/14 (b)(f)	255,000	255,094
Class E, 3.8881% 3/15/14 (b)(f)	160,000	160,201
Class F, 3.9381% 3/15/14 (b)(f)	130,000	130,157
Class G, 4% 3/15/14 (b)(f)	65,000	65,101
Series 2005-WL5A:
Class KHP1, 3.7381% 1/15/18 (b)(f)	245,000	245,000
Class KHP2, 3.9381% 1/15/18 (b)(f)	245,000	245,000
Class KHP3, 4.2381% 1/15/18 (b)(f)	290,000	290,000
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Wachovia Bank Commercial Mortgage Trust floater: - continued
Series 2005-WL5A:
Class KHP4, 4.3381% 1/15/18 (b)(f)	$ 225,000	$ 225,000
Class KHP5, 4.5381% 1/15/18 (b)(f)	260,000	260,000
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $36,212,804)		36,406,876
Fixed-Income Funds - 31.6%
	Shares
Fidelity Ultra-Short Central Fund (g) (Cost $288,099,439)	2,897,815	288,274,676
Cash Equivalents - 14.9%
	Maturity Amount
Investments in repurchase agreements (Collateralized by U.S. Government Obligations, in a joint trading account at 3.32%, dated 7/29/05 due 8/1/05) (i) (Cost $136,501,000)	$ 136,538,712	136,501,000
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $925,079,760)		925,059,536
NET OTHER ASSETS - (1.2)%		(11,305,773)
NET ASSETS - 100%		$ 913,753,763
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Eurodollar Contracts
114 Eurodollar 90 Day Index Contracts	Sept. 2005	$ 112,867,125	$ (230,506)
112 Eurodollar 90 Day Index Contracts	Dec. 2005	110,805,800	(185,111)
112 Eurodollar 90 Day Index Contracts	March 2006	110,776,400	(234,448)
TOTAL EURODOLLAR CONTRACTS			(650,065)
Sold
Eurodollar Contracts
6 Eurodollar 90 Day Index Contracts	June 2006	5,933,550	3,274
7 Eurodollar 90 Day Index Contracts	Sept. 2006	6,921,862	3,483
6 Eurodollar 90 Day Index Contracts	Dec. 2006	5,932,500	4,251
7 Eurodollar 90 Day Index Contracts	March 2007	6,921,162	4,960
5 Eurodollar 90 Day Index Contracts	June 2007	4,943,438	2,643
4 Eurodollar 90 Day Index Contracts	Sept. 2007	3,954,550	1,984
3 Eurodollar 90 Day Index Contracts	Dec. 2007	2,965,650	1,288
3 Eurodollar 90 Day Index Contracts	March 2008	2,965,575	1,213
2 Eurodollar 90 Day Index Contracts	June 2008	1,976,950	1,692
1 Eurodollar 90 Day Index Contracts	Sept. 2008	988,413	1,182
TOTAL EURODOLLAR CONTRACTS			25,970
			$ (624,095)
Swap Agreements
		Notional Amount	Value
Credit Default Swap

Receive from Citibank, upon default event of DaimlerChrysler NA Holding Corp., par value of the notional amount of DaimlerChrysler NA Holding Corp. 6.5% 11/15/13, and pay quarterly notional amount multiplied by .8%

	June 2007	$ 1,000,000	$ (9,712)
Receive quarterly a fixed rate of .5% multiplied by the notional amount and pay to Deutsche Bank, upon each default event of one of the issues of Dow Jones CDX N.A. Investment Grade 3, par value of the proportional notional amount (e)	March 2010	2,000,000	1,521
Swap Agreements - continued
	Expiration Date	Notional Amount	Value
Credit Default Swap - continued

Receive quarterly a fixed rate of .5% multiplied by the notional amount and pay to Lehman Brothers, Inc., upon each default event of one of the issues of Dow Jones CDX N.A. Investment Grade 3, par value of the proportional notional amount (e)

	March 2010	$ 2,000,000	$ 1,521
Receive quarterly notional amount multiplied by .39% and pay JPMorgan Chase, Inc. upon default event of Fannie Mae, par value of the notional amount of Fannie Mae 4.625% 5/1/13	June 2010	2,600,000	12,917
Receive quarterly notional amount multiplied by .75% and pay Lehman Brothers, Inc. upon default event of AOL Time Warner, Inc., par value of the notional amount of AOL Time Warner, Inc. 6.875% 5/1/12	Sept. 2009	2,000,000	35,867
TOTAL CREDIT DEFAULT SWAP		9,600,000	42,114
Total Return Swap
Receive monthly notional amount multiplied by the nominal spread appreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor plus 10 basis points and pay monthly notional amount multiplied by the nominal spread depreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor with Lehman Brothers, Inc.	Oct. 2005	6,800,000	6,537
Receive monthly notional amount multiplied by the nominal spread appreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor plus 25 basis points and pay monthly notional amount multiplied by the nominal spread depreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor with Lehman Brothers, Inc.	Dec. 2005	4,000,000	4,335
Swap Agreements - continued
	Expiration Date	Notional Amount	Value
Total Return Swap - continued

Receive monthly notional amount multiplied by the nominal spread appreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor plus 30 basis points and pay monthly notional amount multiplied by the nominal spread depreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor with Lehman Brothers, Inc.

	August 2005	$ 4,900,000	$ 4,739
Receive monthly notional amount multiplied by the nominal spread appreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor plus 22 basis points and pay monthly notional amount multiplied by the nominal spread depreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor with Lehman Brothers, Inc.	Jan. 2006	4,900,000	4,499
TOTAL TOTAL RETURN SWAP		20,600,000	20,110
		$ 30,200,000	$ 62,224
Legend
(a) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $59,223,012 or 6.5% of net assets.

(c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $1,480,848.
(e) Dow Jones CDX N.A. Investment Grade 3 is a tradable index of credit default swaps on investment grade debt of U.S. companies.
(f) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(g) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete listing of the fixed-income central fund's holdings is provided at the end of this report.

(h) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.
(i) Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement/ Counterparty	Value
$136,501,000 due 8/1/05 at 3.32%
Banc of America Securities LLC.	$ 27,344,467
Bank of America, National Association	14,204,918
Barclays Capital Inc.	56,819,671
Countrywide Securities Corporation	14,204,918
Morgan Stanley & Co. Incorporated.	20,375,797
UBS Securities LLC	3,551,229
$ 136,501,000

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2005

Assets
Investment in securities, at value (including repurchase agreements of $136,501,000) (cost $925,079,760) - See accompanying schedule		$ 925,059,536
Cash		1,426,263
Receivable for investments sold		1,430,603
Receivable for swap agreements		5,737
Receivable for fund shares sold		1,664,626
Interest receivable		3,070,262
Swap agreements, at value		62,224
Total assets		932,719,251

Liabilities
Payable for investments purchased Regular delivery	$ 13,821,450
Delayed delivery	3,724,762
Payable for fund shares redeemed	750,791
Distributions payable	247,559
Accrued management fee	247,210
Distribution fees payable	846
Payable for daily variation on futures contracts	28,013
Other affiliated payables	116,447
Other payables and accrued expenses	28,410
Total liabilities		18,965,488

Net Assets		$ 913,753,763
Net Assets consist of:
Paid in capital		$ 914,861,233
Undistributed net investment income		26,805
Accumulated undistributed net realized gain (loss) on investments		(557,541)
Net unrealized appreciation (depreciation) on investments		(576,734)
Net Assets		$ 913,753,763

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2005

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($2,556,584 ÷ 254,820 shares)	$ 10.03

Maximum offering price per share (100/98.50 of $10.03)	$ 10.18
Class T: Net Asset Value and redemption price per share ($4,044,195 ÷ 403,077 shares)	$ 10.03

Maximum offering price per share (100/98.50 of $10.03)	$ 10.18

Ultra-Short Bond: Net Asset Value, offering price and redemption price per share ($906,644,323 ÷ 90,395,684 shares)	$ 10.03

Institutional Class: Net Asset Value, offering price and redemption price per share ($508,661 ÷ 50,716 shares)	$ 10.03

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2005

Investment Income
Interest		$ 22,542,691

Expenses
Management fee	$ 3,107,816
Transfer agent fees	1,002,533
Distribution fees	5,884
Accounting fees and expenses	203,379
Fund wide operations fee	39,626
Independent trustees' compensation	3,744
Custodian fees and expenses	9,001
Registration fees	82,647
Audit	33,864
Legal	6,364
Miscellaneous	4,598
Total expenses before reductions	4,499,456
Expense reductions	(434,744)	4,064,712
Net investment income		18,477,979
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(158,516)
Futures contracts	(402,042)
Swap agreements	33,629
Total net realized gain (loss)		(526,929)
Change in net unrealized appreciation (depreciation) on: Investment securities	(563,546)
Futures contracts	(393,848)
Swap agreements	68,110
Total change in net unrealized appreciation (depreciation)		(889,284)
Net gain (loss)		(1,416,213)
Net increase (decrease) in net assets resulting from operations		$ 17,061,766

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2005	Year ended July 31, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 18,477,979	$ 4,702,274
Net realized gain (loss)	(526,929)	327,702
Change in net unrealized appreciation (depreciation)	(889,284)	94,514
Net increase (decrease) in net assets resulting from operations	17,061,766	5,124,490
Distributions to shareholders from net investment income	(18,371,771)	(4,708,387)
Distributions to shareholders from net realized gain	(213,972)	-
Total distributions	(18,585,743)	(4,708,387)
Share transactions - net increase (decrease)	334,021,363	355,546,941
Redemption fees	34,215	56,247
Total increase (decrease) in net assets	332,531,601	356,019,291

Net Assets
Beginning of period	581,222,162	225,202,871
End of period (including undistributed net investment income of $26,805 and distributions in excess of net investment income of $122,365, respectively)	$ 913,753,763	$ 581,222,162

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2005	2004 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.05	$ 10.04
Income from Investment Operations
Net investment income E	.223	.013
Net realized and unrealized gain (loss)	(.026)	.011
Total from investment operations	.197	.024
Distributions from net investment income	(.214)	(.014)
Distributions from net realized gain	(.003)	-
Total distributions	(.217)	(.014)
Redemption fees added to paid in capital E, H	-	-
Net asset value, end of period	$ 10.03	$ 10.05
Total Return B, C, D	1.98%	.24%
Ratios to Average Net Assets G
Expenses before expense reductions	.78%	.85% A
Expenses net of voluntary waivers, if any	.70%	.70% A
Expenses net of all reductions	.70%	.70% A
Net investment income	2.23%	1.11% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,557	$ 316
Portfolio turnover rate	33%	53%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period June 16, 2004 (commencement of sale of shares) to July 31, 2004.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2005	2004 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.05	$ 10.04
Income from Investment Operations
Net investment income E	.222	.013
Net realized and unrealized gain (loss)	(.025)	.010
Total from investment operations	.197	.023
Distributions from net investment income	(.214)	(.013)
Distributions from net realized gain	(.003)	-
Total distributions	(.217)	(.013)
Redemption fees added to paid in capital E, H	-	-
Net asset value, end of period	$ 10.03	$ 10.05
Total Return B, C, D	1.98%	.23%
Ratios to Average Net Assets G
Expenses before expense reductions	.77%	.86% A
Expenses net of voluntary waivers, if any	.70%	.70% A
Expenses net of all reductions	.70%	.70% A
Net investment income	2.23%	1.11% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,044	$ 356
Portfolio turnover rate	33%	53%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period June 16, 2004 (commencement of sale of shares) to July 31, 2004.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Ultra-Short Bond

Years ended July 31,	2005	2004	2003 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.05	$ 10.02	$ 10.00
Income from Investment Operations
Net investment income D	.241	.122	.137
Net realized and unrealized gain (loss)	(.026)	.029	.052
Total from investment operations	.215	.151	.189
Distributions from net investment income	(.232)	(.122)	(.173)
Distributions from net realized gain	(.003)	-	-
Total distributions	(.235)	(.122)	(.173)
Redemption fees added to paid in capital D	- G	.001	.004
Net asset value, end of period	$ 10.03	$ 10.05	$ 10.02
Total Return B, C	2.16%	1.52%	1.94%
Ratios to Average Net Assets F
Expenses before expense reductions	.58%	.62%	.70% A
Expenses net of voluntary waivers, if any	.53%	.55%	.55% A
Expenses net of all reductions	.53%	.55%	.55% A
Net investment income	2.41%	1.21%	1.50% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 906,644	$ 580,174	$ 225,203
Portfolio turnover rate	33%	53%	39% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period August 29, 2002 (commencement of sale of shares) to July 31, 2003.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2005	2004 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.05	$ 10.04
Income from Investment Operations
Net investment income D	.240	.015
Net realized and unrealized gain (loss)	(.026)	.010
Total from investment operations	.214	.025
Distributions from net investment income	(.231)	(.015)
Distributions from net realized gain	(.003)	-
Total distributions	(.234)	(.015)
Redemption fees added to paid in capital	-	-
Net asset value, end of period D, G	$ 10.03	$ 10.05
Total Return B, C	2.15%	.25%
Ratios to Average Net Assets F
Expenses before expense reductions	.58%	.67% A
Expenses net of voluntary waivers, if any	.55%	.55% A
Expenses net of all reductions	.55%	.55% A
Net investment income	2.38%	1.26% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 509	$ 376
Portfolio turnover rate	33%	53%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period June 16, 2004 (commencement of sale of shares) to July 31, 2004.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2005

1. Significant Accounting Policies.

Fidelity Ultra-Short Bond Fund (the fund) is a non-diversified fund of Fidelity Income Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Ultra-Short Bond (the original class), and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds) and fixed-income Central Investment Portfolios (CIPs), collectively referred to as Central Funds, which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund, which are also consistently followed by the Central Funds:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies, including Central Funds, are valued at their net asset value each business day.

Investment Transactions and Income. Security transactions, including the fund's investment activity in the Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income, including distributions from the Central Funds, is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, swap agreements, market discount, financing transactions, losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,412,507
Unrealized depreciation	(1,060,010)
Net unrealized appreciation (depreciation)	352,497
Undistributed ordinary income	65,597

Cost for federal income tax purposes	$ 924,707,039

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	July 31, 2005	July 31, 2004
Ordinary Income	$ 18,371,770	$ 4,708,387
Long-term Capital Gains	213,973	-
Total	$ 18,585,743	$ 4,708,387

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a redemption fee equal to .25% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities - continued

amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. The fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Swap Agreements. The fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Total return swaps are agreements to exchange the return generated by one instrument or index for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, a fund will receive a payment from the counterparty. To the extent it is less, a fund will make a payment to the counterparty. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the

Annual Report

2. Operating Policies - continued

Swap Agreements - continued

underlying instrument, at par, if a credit event occurs during the term of the swap. The fund may enter into credit default swaps in which either it or its counterparty act as guarantors. By acting as the guarantor of a swap, a fund assumes the market and credit risk of the underlying instrument including liquidity and loss of value. Periodic payments and premiums received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with a fund's custodian in compliance with swap contracts. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the fund's Schedule of Investments under the caption "Swap Agreements."

Mortgage Dollar Rolls. To earn additional income, the fund may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities ("mortgage dollar rolls") or the purchase and simultaneous agreement to sell similar securities ("reverse mortgage dollar rolls"). The securities traded are mortgage securities and bear the same interest rate but may be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $383,859,606 and $88,905,991, respectively.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets (effective June 1, 2005, the fund's management contract was amended, reducing the individual fund fee rate to .20% of average net assets) and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .40% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.15%	$ 2,731	$ 145
Class T	0%	.15%	3,153	1,639
			$ 5,884	$ 1,784

Sales Load. FDC receives a front-end sales charge of up to 1.50% for selling Class A and Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A and Class T redemptions. These charges depend on the holding period. The deferred sales charges are.25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 3,708
Class T	2,035
$ 5,743

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund, except for Ultra-Short Bond. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Ultra-Short Bond shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. Under an amended contract effective June 1, 2005, transfer agent fees for the Ultra-Short Bond class consist of an asset based fee and were reduced to a rate of .10% of average net assets. The account fees were eliminated. For the period the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 3,425.19
Class T	3,977.19
Fidelity Ultra-Short Bond	993,980.13
Institutional Class	1,151.11
	$ 1,002,533

Accounting Fees. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month. Effective June 1, 2005, FMR pays these fees.

Fundwide Operations Fee. Pursuant to a new Fundwide Operations and Expense Agreement (FWOE) effective on June 1, 2005, FMR has agreed to provide for fund level expenses (which do not include transfer agent, Rule 12b-1 fees, the compensation of the independent trustees or other extraordinary expenses) in return for a FWOE fee equal to .35% less the total amount of the management fee. The FWOE paid by the fund is reduced by an amount equal to the fees and expenses paid to the independent trustees. For the period, the FWOE fee was equivalent to .005% of average net assets.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM) an affiliate of FMR.

The fund may also invest in CIPs managed by FIMM. The Ultra-Short Central Fund seeks to obtain a high level of current income consistent with preservation of capital by investing in U.S. dollar-denominated money market and investment grade debt securities and repurchase agreements.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Affiliated Central Funds - continued

The fund's Schedule of Investments lists the CIP as an investment of the fund but does not include the underlying holdings of the CIP. Based on its investment objectives, the CIP may invest or participate in various investment vehicles or strategies such as delayed delivery and when-issued securities, derivatives, financing transactions and restricted securities. These strategies are consistent with the investment objectives of the fund and may involve certain economic risks, including the risk that a counterparty to one or more of these transactions may be unable or unwilling to comply with the terms of the governing agreement. This may result in a decline in value of the CIP and the fund.

A complete list of holdings for the CIP is available at the end of this report. In addition, a copy of the CIP's financial statements is available on the EDGAR Database on the SEC's website www.sec.gov, or at the Commission's public reference room in Washington, DC.

The Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $7,392,456 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	.70%	$ 1,540
Class T	.70%	1,515
Ultra-Short Bond	.55%*	425,319
Institutional Class	.55%	295
		$ 428,669

* Effective June 1, 2005 the expense limitation was eliminated for Ultra-Short Bond.

Annual Report

6. Expense Reductions - continued

In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $2,847.

Transfer Agent expense reduction
Ultra-Short Bond	$ 3,228

7. Other.

The fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended July 31,
	2005	2004 A
From net investment income
Class A	$ 41,869	$ 200
Class T	50,050	262
Ultra-Short Bond	18,257,386	4,707,455
Institutional Class	22,466	471
Total	$ 18,371,771	$ 4,708,388
From net realized gain
Class A	$ 407	$ -
Class T	503	-
Ultra-Short Bond	212,634	-
Institutional Class	428	-
Total	$ 213,972	-

A Distributions for Class A, Class T, and Institutional Class are for the period June 16, 2004 (commencement of sale of shares) to July 31, 2004.

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended July 31,		Years ended July 31,
	2005	2004 A	2005	2004 A
Class A
Shares sold	314,954	31,506	$ 3,163,548	$ 316,495
Reinvestment of distributions	3,804	19	38,189	195
Shares redeemed	(95,385)	(78)	(957,951)	(780)
Net increase (decrease)	223,373	31,447	$ 2,243,786	$ 315,910
Class T
Shares sold	597,602	35,358	$ 6,002,298	$ 355,050
Reinvestment of distributions	4,137	26	41,523	262
Shares redeemed	(234,046)	-	(2,350,424)	-
Net increase (decrease)	367,693	35,384	$ 3,693,397	$ 355,312
Ultra-Short Bond
Shares sold	63,063,839	59,927,755	$ 633,315,534	$ 602,349,405
Reinvestment of distributions	1,643,763	418,048	16,499,718	4,203,573
Shares redeemed	(32,055,308)	(25,071,625)	(321,868,107)	(252,053,274)
Net increase (decrease)	32,652,294	35,274,178	$ 327,947,145	$ 354,499,704
Institutional Class
Shares sold	296,985	37,405	$ 2,986,442	$ 375,544
Reinvestment of distributions	2,113	47	21,221	471
Shares redeemed	(285,834)	-	(2,870,628)	-
Net increase (decrease)	13,264	37,452	$ 137,035	$ 376,015

A Share transactions for Class A, Class T, and Institutional Class are for the period June 16, 2004 (commencement of sale of shares) to July 31, 2004.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Income Fund and the Shareholders of Fidelity Ultra-Short Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Ultra-Short Bond Fund (a fund of Fidelity Income Fund) at July 31, 2005 and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Ultra-Short Bond Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 13, 2005

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 320 funds advised by FMR or an affiliate. Mr. McCoy oversees 322 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 311 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc.

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Ms. Johnson serves as President of Fidelity Employer Services Company (FESCO) (2005-present). She is President and a Director of Fidelity Investments Money Management, Inc. (2001-present), FMR Co., Inc. (2001-present), and a Director of FMR Corp. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of the fund (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Co. (1998-2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003-present) and Chief Operating Officer (2002-present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005-present).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the Independent Trustees (2005-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000-present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the Independent Trustees (2001-present). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000-present) and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005-present) or Member of the Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005

Member of the Advisory Board of Fidelity Income Fund. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Income Fund. Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Walter C. Donovan (43)

Year of Election or Appointment: 2005

Vice President of the fund. Mr. Donovan also serves as Vice President of Fidelity's High Income Funds (2005-present), Fidelity's Fixed-Income Funds (2005-present), certain Asset Allocation Funds (2005-present), and certain Balanced Funds (2005-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMRC (2005-present). Previously, Mr. Donovan served as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

David L. Murphy (57)

Year of Election or Appointment: 2005

Vice President of the fund. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002-present), certain Asset Allocation Funds (2003-present), Fidelity's Investment Grade-Bond Funds (2005-present), and Fidelity's Balanced Funds (2005-present). He serves as Senior Vice President (2000-present) and Head (2004-present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of FIMM (2003-present) and a Vice President of FMR (2000-present). Previously, Mr. Murphy served as Money Market Group Leader (2002-2004), Bond Group Leader (2000-2002), and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002). Mr. Murphy joined Fidelity Investments in 1989 as a portfolio manager in the Bond Group.

Thomas J. Silvia (44)

Year of Election or Appointment: 2005

Vice President of the fund. Mr. Silvia also serves as Vice President of Fidelity's Bond Funds (2005-present) and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed-Income Division (2005-present). Previously, Mr. Silvia served as Director of Fidelity's Taxable Bond portfolio managers (2002-2004) and a portfolio manager in the Bond Group (1997-2004).

Andrew J. Dudley (41)

Year of Election or Appointment: 2002

Vice President of the fund. Mr. Dudley also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Dudley managed a variety of Fidelity funds.

Eric D. Roiter (56)

Year of Election or Appointment: 2004

Secretary of the fund. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (45)

Year of Election or Appointment: 2004

Assistant Secretary of the fund. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of the fund. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

Year of Election or Appointment: 2004

Chief Financial Officer of the fund. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002-present) and President of Fidelity Investment Operations (2005-present) which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he served as President (1998-2005). Mr. Hayes serves as President of Fidelity Service Company (2003-present) where he also serves as a Director. Mr. Hayes also served as President of Fidelity Investments Operations Group (FIOG, 2002-2005).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (47)

Year of Election or Appointment: 2004

Deputy Treasurer of the fund. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of the fund. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (35)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (58)
Year of Election or Appointment: 2004 Assistant Treasurer of the fund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (51)
Year of Election or Appointment: 2004 Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (50)
Year of Election or Appointment: 2004 Assistant Treasurer of the fund. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (46)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended July 31, 2005, $217,965, or, if subsequently determined to be different, the net capital gain of such year.

A total of 1.22% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Ultra-Short Bond Fund

Each year, typically in June, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Fixed-Income Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its June 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided by Fidelity. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers. The Board also considered the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in June 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using "soft" commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment-grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment-grade taxable bond funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2004, the return of the retail class of the fund, the return of a broad-based securities market index ("benchmark"), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The return of the retail class represents the performance of a class with the lowest 12b-1 fee (not necessarily with the lowest total expenses). (The Advisor classes of the fund, which have higher 12b-1 fees, had less than one year of performance as of December 31, 2004.) The box within the chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. The percentage beaten number noted below the chart corresponds to the percentile box and represents the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the retail class.

Annual Report

The Board noted that the relative investment performance of the retail class of the fund compared favorably to its Lipper peer group for the one-year period. The Board also noted that the relative investment performance of the retail class of the fund compared favorably to its benchmark for the one-year period.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 35% would mean that 65% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile ("quadrant") in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

Furthermore, the Board considered that, on May 19, 2005, after the periods shown in the chart above, it had approved an amendment (effective June 1, 2005) to the fund's management contract that lowered the fund's individual fund fee rate from 30 basis points to 20 basis points. The Board considered that, if the lower individual fund fee rate had been in effect in 2004, it would have reduced the fund's management fee rate from 43 basis points to 33 basis points.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

Annual Report

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class T, and Fidelity Ultra-Short Bond Fund (retail class) ranked below its competitive median for 2004, and the total expenses of Institutional Class ranked above its competitive median for 2004. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class. The Board considered that if the lower individual fund fee rate had been in effect in 2004, it would have reduced each class's total expenses by 10 basis points and the total expenses of Institutional Class would have ranked below the median.

The Board also considered that on May 19, 2005, it had approved changes (effective June 1, 2005) in the contractual arrangements for the fund that (i) have the effect of setting the total "fund-level" expenses (including, among certain other expenses, the management fee) for each class at 35 basis points, (ii) lower and limit the "class-level" transfer agent fee for Fidelity Ultra-Short Bond Fund (retail class) to 10 basis points, and (iii) limit the total expenses for Fidelity Ultra-Short Bond Fund (retail class) to 45 basis points. These new contractual arrangements may not be increased without Board approval. The fund's Advisor classes continue to be subject to different class-level expenses (transfer agent fees and 12b-1 fees).

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board noted that because the new contractual arrangements set the total fund-level expenses for each class at 35 basis points, increases or decreases in the management fee due to changes in the group fee rate will not impact total expenses. However, the Board realized that the 35 basis point fee rate was below the lowest management fee available under the old contractual arrangements. The maximum benefit that a decrease in the group fee rate could provide the fund would be a reduction in the management fee to approximately 39 basis points (compared to total fund-level expenses of 35 basis points under the new contractual arrangements).

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Annual Report

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including (Advisor classes only) reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases. The Board also noted that the reduction in the fund's management fee rate from 43 basis points to 33 basis points and the reduction in each class's total expenses by 10 basis points would deliver significant economies to fund shareholders. The Board concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) Fidelity's fund profitability methodology, including additional detail on various cost allocations; (ii) fall-out benefits to Fidelity; and (iii) compensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund's existing Advisory Contracts should be renewed.

Annual Report

The following is a complete listing of investments for Fidelity's fixed-income central fund as of July 31, 2005 which is a direct or indirect investment of Fidelity Ultra-Short Bond Fund.
These underlying holdings of the Fidelity fixed-income central fund are not included in the Schedule of Investments as part of the Financial Statements.

Annual Report

Fidelity Ultra-Short Central Fund

Investments July 31, 2005 (Unaudited)

Showing Percentage of Net Assets

Nonconvertible Bonds - 3.8%
	Principal Amount	Value
CONSUMER DISCRETIONARY - 1.0%
Auto Components - 0.3%
DaimlerChrysler NA Holding Corp.:
3.8594% 9/10/07 (f)	$ 16,665,000	$ 16,698,830
3.8938% 5/24/06 (f)	4,700,000	4,713,691
		21,412,521
Media - 0.7%
Continental Cablevision, Inc. 8.3% 5/15/06	8,000,000	8,248,640
Cox Communications, Inc. (Reg. S) 3.95% 12/14/07 (f)	12,140,000	12,202,691
Liberty Media Corp. 4.91% 9/17/06 (f)	16,694,000	16,786,986
Univision Communications, Inc. 2.875% 10/15/06	8,505,000	8,315,339
		45,553,656
TOTAL CONSUMER DISCRETIONARY		66,966,177
ENERGY - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Valero Energy Corp. 7.375% 3/15/06	11,550,000	11,735,435
FINANCIALS - 1.0%
Capital Markets - 0.1%
State Street Capital Trust II 3.7681% 2/15/08 (f)	10,000,000	10,002,260
Commercial Banks - 0.3%
Wells Fargo & Co. 3.4194% 3/10/08 (f)	16,600,000	16,599,452
Consumer Finance - 0.2%
General Motors Acceptance Corp. 4.87% 10/20/05 (f)	14,765,000	14,786,188
Thrifts & Mortgage Finance - 0.4%
Countrywide Financial Corp. 3.71% 4/11/07 (f)	11,025,000	11,032,034
Residential Capital Corp. 4.835% 6/29/07 (c)(f)	14,150,000	14,164,716
		25,196,750
TOTAL FINANCIALS		66,584,650
TELECOMMUNICATION SERVICES - 1.3%
Diversified Telecommunication Services - 1.2%
British Telecommunications PLC 7.875% 12/15/05	18,145,000	18,397,070
France Telecom SA 7.45% 3/1/06 (a)	5,600,000	5,699,484
GTE Corp. 6.36% 4/15/06	9,000,000	9,126,405
SBC Communications, Inc. 4.389% 6/5/06 (c)	15,315,000	15,319,595
Sprint Capital Corp. 4.78% 8/17/06	6,000,000	6,020,550
Telefonica Europe BV 7.35% 9/15/05	4,500,000	4,517,537
Nonconvertible Bonds - continued
	Principal Amount	Value
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Telefonos de Mexico SA de CV 4.5% 11/19/08	$ 10,240,000	$ 10,092,268
TELUS Corp. yankee 7.5% 6/1/07	6,500,000	6,835,569
		76,008,478
Wireless Telecommunication Services - 0.1%
AT&T Wireless Services, Inc. 7.35% 3/1/06	5,500,000	5,596,976
TOTAL TELECOMMUNICATION SERVICES		81,605,454
UTILITIES - 0.3%
Electric Utilities - 0.2%
Pinnacle West Energy Corp. 4.0044% 4/1/07 (c)(f)	12,800,000	12,800,794
Gas Utilities - 0.1%
NiSource Finance Corp. 7.625% 11/15/05	9,250,000	9,342,213
TOTAL UTILITIES		22,143,007
TOTAL NONCONVERTIBLE BONDS (Cost $249,397,779)		249,034,723
U.S. Government Agency Obligations - 0.0%

Fannie Mae 0% 9/28/05 (e) (Cost $994,579)	1,000,000	994,635
Asset-Backed Securities - 35.2%

Accredited Mortgage Loan Trust:
Series 2004-2 Class A2, 3.76% 7/25/34 (f)	7,964,683	7,978,722
Series 2004-3 Class 2A4, 3.81% 10/25/34 (f)	10,915,000	10,946,584
Series 2004-4 Class A2D, 3.81% 1/25/35 (f)	3,579,364	3,588,366
Series 2005-1:
Class M1, 3.93% 4/25/35 (f)	11,280,000	11,251,882
Class M2, 4.15% 4/25/35 (f)	5,275,000	5,276,901
ACE Securities Corp.:
Series 2002-HE1 Class M1, 4.11% 6/25/32 (f)	1,308,761	1,318,432
Series 2002-HE2 Class M1, 4.31% 8/25/32 (f)	18,631,213	18,704,611
Series 2003-FM1 Class M2, 5.31% 11/25/32 (f)	3,015,000	3,050,466
Series 2003-HS1:
Class M1, 4.21% 6/25/33 (f)	800,000	803,485
Class M2, 5.21% 6/25/33 (f)	856,000	871,093
Asset-Backed Securities - continued
	Principal Amount	Value
ACE Securities Corp.: - continued
Series 2003-NC1 Class M1, 4.24% 7/25/33 (f)	$ 1,600,000	$ 1,611,660
Series 2004-HE1:
Class M1, 3.96% 2/25/34 (f)	2,193,000	2,193,772
Class M2, 4.56% 2/25/34 (f)	2,475,000	2,476,241
Series 2004-OP1:
Class M1, 3.98% 4/25/34 (f)	4,420,000	4,424,344
Class M2, 4.51% 4/25/34 (f)	6,240,000	6,251,080
Series 2005-HE2:
Class M1, 3.9% 4/25/35 (f)	1,530,000	1,527,965
Class M2, 3.91% 4/25/35 (f)	1,803,000	1,796,836
Class M3, 3.94% 4/25/35 (f)	1,040,000	1,038,647
Class M4, 4.1% 4/25/35 (f)	1,340,000	1,338,268
Series 2005-HE3:
Class A2A, 3.56% 5/25/35 (f)	8,063,511	8,063,822
Class A2B, 3.67% 5/25/35 (f)	4,370,000	4,366,352
Series 2005-SD1 Class A1, 3.86% 11/25/50 (f)	2,563,309	2,566,464
Aesop Funding II LLC Series 2005-1A Class A2, 3.49% 4/20/09 (c)(f)	8,800,000	8,765,680
American Express Credit Account Master Trust:
Series 2002-6 Class B, 3.8381% 3/15/10 (f)	5,000,000	5,030,751
Series 2004-1 Class B, 3.6381% 9/15/11 (f)	5,775,000	5,797,723
Series 2004-C Class C, 3.8881% 2/15/12 (c)(f)	17,323,520	17,374,643
Series 2005-1 Class A, 3.4181% 10/15/12 (f)	15,455,000	15,481,600
AmeriCredit Automobile Receivables Trust:
Series 2002-EM Class A4A, 3.67% 6/8/09	25,000,000	24,899,223
Series 2003-AM:
Class A3B, 3.71% 6/6/07 (f)	685,806	685,879
Class A4B, 3.81% 11/6/09 (f)	12,400,000	12,441,657
Series 2003-BX Class A4B, 3.72% 1/6/10 (f)	3,265,000	3,275,694
Series 2003-CF Class A3, 2.75% 10/9/07	12,249,371	12,210,791
Series 2005-1 Class C, 4.73% 7/6/10	15,500,000	15,451,950
Ameriquest Mortgage Securities, Inc.:
Series 2002-3 Class M1, 4.16% 8/25/32 (f)	5,000,000	5,028,248
Series 2003-1:
Class A2, 3.87% 2/25/33 (f)	465,695	465,917
Class M1, 4.36% 2/25/33 (f)	6,150,000	6,197,846
Series 2003-3:
Class M1, 4.26% 3/25/33 (f)	1,590,000	1,603,481
Class S, 5% 9/25/05 (g)	4,457,447	17,215
Series 2003-6:
Class M1, 4.22% 8/25/33 (f)	7,560,000	7,611,224
Asset-Backed Securities - continued
	Principal Amount	Value
Ameriquest Mortgage Securities, Inc.: - continued
Series 2003-6:
Class M2, 5.31% 5/25/33 (f)	$ 2,750,000	$ 2,808,476
Series 2003-AR1 Class M1, 4.61% 1/25/33 (f)	7,000,000	7,072,631
Series 2004-R2:
Class M1, 3.89% 4/25/34 (f)	1,230,000	1,229,949
Class M2, 3.94% 4/25/34 (f)	950,000	949,960
Class M3, 4.01% 4/25/34 (f)	3,500,000	3,499,854
Class M4, 4.51% 4/25/34 (f)	4,500,000	4,499,807
Series 2004-R9 Class A3, 3.78% 10/25/34 (f)	9,340,000	9,359,871
Series 2005-R1:
Class M1, 3.91% 3/25/35 (f)	5,710,000	5,691,308
Class M2, 3.94% 3/25/35 (f)	1,925,000	1,918,868
Series 2005-R2 Class M1, 3.91% 4/25/35 (f)	12,500,000	12,482,516
Amortizing Residential Collateral Trust:
Series 2002-BC3 Class A, 3.79% 6/25/32 (f)	2,411,175	2,418,495
Series 2002-BC6 Class M1, 4.21% 8/25/32 (f)	24,900,000	25,116,817
Series 2002-BC7:
Class M1, 4.1144% 10/25/32 (f)	10,000,000	10,075,000
Class M2, 4.36% 10/25/32 (f)	5,575,000	5,612,067
Series 2003-BC1 Class M2, 4.56% 1/25/32 (f)	758,836	762,333
ARG Funding Corp.:
Series 2005-1A Class A2, 3.53% 4/20/09 (c)(f)	11,000,000	10,975,938
Series 2005-2A Class A2, 3.54% 5/20/09 (c)(f)	5,200,000	5,190,453
Argent Securities, Inc.:
Series 2003-W3 Class M2, 5.26% 9/25/33 (f)	20,000,000	20,599,990
Series 2003-W7 Class A2, 3.85% 3/1/34 (f)	4,505,856	4,515,756
Series 2004-W5 Class M1, 4.06% 4/25/34 (f)	3,960,000	3,964,768
Series 2004-W7:
Class M1, 4.01% 5/25/34 (f)	4,085,000	4,084,827
Class M2, 4.06% 5/25/34 (f)	3,320,000	3,319,860
Asset Backed Securities Corp. Home Equity Loan Trust:
Series 2003-HE2:
Class A2, 3.7681% 4/15/33 (f)	1,158,706	1,159,186
Class M1, 4.2881% 4/15/33 (f)	11,365,000	11,429,103
Series 2003-HE3:
Class M1, 4.2181% 6/15/33 (f)	2,185,000	2,198,827
Class M2, 5.3881% 6/15/33 (f)	10,000,000	10,182,465
Series 2003-HE4 Class M2, 5.3881% 8/15/33 (f)	5,695,000	5,798,650
Series 2003-HE5 Class A2A, 3.7481% 8/15/33 (f)	1,380,797	1,381,390
Series 2003-HE6 Class M1, 4.11% 11/25/33 (f)	3,475,000	3,490,373
Series 2004-HE2 Class M1, 4.01% 4/25/34 (f)	6,060,000	6,070,769
Series 2004-HE3:
Class M1, 4% 6/25/34 (f)	1,450,000	1,454,353
Asset-Backed Securities - continued
	Principal Amount	Value
Asset Backed Securities Corp. Home Equity Loan Trust: - continued
Series 2004-HE3:
Class M2, 4.58% 6/25/34 (f)	$ 3,350,000	$ 3,386,297
Series 2004-HE6 Class A2, 3.82% 6/25/34 (f)	17,398,791	17,435,568
Series 2005-HE2:
Class M1, 3.91% 3/25/35 (f)	8,250,000	8,235,989
Class M2, 3.96% 3/25/35 (f)	2,065,000	2,065,671
Series 2005-HE6 Class A2B, 3.76% 8/25/35 (d)(f)	10,000,000	10,000,000
Bank One Issuance Trust:
Series 2002-B1 Class B1, 3.7681% 12/15/09 (f)	20,655,000	20,741,067
Series 2002-B2 Class B2, 3.7281% 5/15/08 (f)	15,000,000	15,001,929
Series 2002-B3 Class B, 3.7481% 8/15/08 (f)	14,500,000	14,505,871
Series 2002-C1 Class C1, 4.3481% 12/15/09 (f)	7,980,000	8,065,464
Series 2002-C2 Class C2, 4.3781% 5/15/08 (f)	35,785,000	35,817,626
Bayview Financial Acquisition Trust Series 2004-C Class A1, 3.9013% 5/28/44 (f)	8,416,440	8,415,509
Bayview Financial Asset Trust Series 2000-F Class A, 3.9813% 9/28/43 (f)	9,618,786	9,632,318
Bayview Financial Mortgage Loan Trust Series 2004-A Class A, 3.9313% 2/28/44 (f)	5,760,012	5,771,599
Bear Stearns Asset Backed Securities I:
Series 2005-HE2:
Class M1, 3.96% 2/25/35 (f)	6,655,000	6,639,262
Class M2, 4.21% 2/25/35 (f)	2,430,000	2,432,538
Series 2005-HE5 Class 1A1, 3.4244% 6/25/35 (f)	10,884,395	10,884,395
Capital Auto Receivables Asset Trust:
Series 2002-5 Class B, 2.8% 4/15/08	2,894,887	2,868,235
Series 2003-1 Class B, 3.8581% 6/15/10 (c)(f)	5,781,229	5,797,579
Series 2003-2 Class B, 3.6681% 1/15/09 (f)	2,741,542	2,746,505
Series 2005-1 Class B, 3.7631% 6/15/10 (f)	5,725,000	5,730,367
Capital One Auto Finance Trust:
Series 2003-A Class A4B, 3.6681% 1/15/10 (f)	9,630,000	9,654,568
Series 2004-B Class A4, 3.4981% 8/15/11 (f)	16,300,000	16,303,123
Capital One Master Trust:
Series 1999-3 Class B, 3.8681% 9/15/09 (f)	5,000,000	5,004,082
Series 2001-1 Class B, 3.8981% 12/15/10 (f)	19,500,000	19,638,608
Series 2001-8A Class B, 3.9381% 8/17/09 (f)	9,585,000	9,634,206
Series 2002-4A Class B, 3.8881% 3/15/10 (f)	6,000,000	6,028,221
Capital One Multi-Asset Execution Trust:
Series 2002-B1 Class B1, 4.0681% 7/15/08 (f)	17,705,000	17,711,976
Series 2003-B1 Class B1, 4.5581% 2/17/09 (f)	15,470,000	15,566,773
Capital Trust Ltd. Series 2004-1:
Class A2, 3.88% 7/20/39 (c)(f)	2,968,000	2,968,000
Asset-Backed Securities - continued
	Principal Amount	Value
Capital Trust Ltd. Series 2004-1: - continued
Class B, 4.18% 7/20/39 (c)(f)	$ 1,550,000	$ 1,550,000
Class C, 4.53% 7/20/39 (c)(f)	1,994,000	1,994,000
CDC Mortgage Capital Trust:
Series 2001-HE1 Class M1, 4.49% 1/25/32 (f)	4,244,221	4,254,278
Series 2002-HE2 Class M1, 4.16% 1/25/33 (f)	9,278,431	9,309,123
Series 2002-HE3:
Class M1, 4.56% 3/25/33 (f)	21,339,884	21,627,815
Class M2, 5.71% 3/25/33 (f)	9,968,976	10,143,974
Series 2003-HE1:
Class M1, 4.36% 8/25/33 (f)	1,989,998	1,997,574
Class M2, 5.41% 8/25/33 (f)	4,369,996	4,422,084
Series 2003-HE2 Class A, 3.81% 10/25/33 (f)	1,634,377	1,635,405
Series 2003-HE3:
Class M1, 4.16% 11/25/33 (f)	2,254,989	2,271,960
Class M2, 5.21% 11/25/33 (f)	1,719,992	1,753,552
Series 2004-HE2 Class M2, 4.66% 7/26/34 (f)	2,345,000	2,365,939
Chase Credit Card Owner Trust:
Series 2001-6 Class B, 3.8681% 3/16/09 (f)	1,305,000	1,311,169
Series 2002-6 Class B, 3.7381% 1/15/08 (f)	11,850,000	11,852,472
Series 2004-1 Class B, 3.5881% 5/15/09 (f)	4,105,000	4,104,204
Citibank Credit Card Issuance Trust:
Series 2000-C2 Class C2, 4.2488% 10/15/07 (f)	17,500,000	17,511,349
Series 2001-B2 Class B2, 3.8494% 12/10/08 (f)	11,945,000	11,995,341
Series 2002-B1 Class B1, 3.8% 6/25/09 (f)	9,010,000	9,038,878
Series 2002-C1 Class C1, 4.2185% 2/9/09 (f)	17,500,000	17,686,918
Series 2003-B1 Class B1, 3.66% 3/7/08 (f)	25,000,000	25,022,693
Series 2003-C1 Class C1, 4.65% 4/7/10 (f)	17,785,000	18,152,159
Citigroup Mortgage Loan Trust Series 2003-HE4 Class A, 3.87% 12/25/33 (c)(f)	7,985,107	7,985,935
CNH Wholesale Master Note Trust Series 2005-1:
Class A, 3.43% 6/15/11 (f)	18,000,000	18,000,000
Class B, 3.72% 6/15/11 (f)	2,280,000	2,280,000
Countrywide Home Loans, Inc.:
Series 2002-6 Class AV1, 3.89% 5/25/33 (f)	1,499,863	1,503,470
Series 2003-BC1 Class M2, 5.46% 9/25/32 (f)	11,065,000	11,199,451
Series 2003-SD3 Class A1, 3.88% 12/25/32 (c)(f)	927,188	931,926
Series 2004-2 Class M1, 3.96% 5/25/34 (f)	5,200,000	5,206,719
Series 2004-3:
Class 3A4, 3.71% 8/25/34 (f)	530,752	528,596
Class M1, 3.96% 6/25/34 (f)	1,475,000	1,476,356
Series 2004-4:
Class A, 3.83% 8/25/34 (f)	2,524,088	2,526,278
Asset-Backed Securities - continued
	Principal Amount	Value
Countrywide Home Loans, Inc.: - continued
Series 2004-4:
Class M1, 3.94% 7/25/34 (f)	$ 3,650,000	$ 3,653,189
Class M2, 3.99% 6/25/34 (f)	4,395,000	4,398,536
Series 2005-1:
Class 1AV2, 3.66% 7/25/35 (f)	8,780,000	8,775,114
Class M1, 3.88% 8/25/35 (f)	19,600,000	19,563,654
Class MV1, 3.86% 7/25/35 (f)	3,135,000	3,130,219
Class MV2, 3.9% 7/25/35 (f)	3,765,000	3,754,147
Class MV3, 3.94% 7/25/35 (f)	1,560,000	1,557,748
Series 2005-3 Class MV1, 3.88% 8/25/35 (f)	11,125,000	11,103,934
Series 2005-AB1 Class A2, 3.67% 8/25/35 (f)	17,520,000	17,514,797
Series 2005-IM1 Class A1, 3.56% 8/25/34 (d)(f)	17,915,000	17,915,000
CS First Boston Mortgage Securities Corp.:
Series 2003-8 Class A2, 3.85% 4/25/34 (f)	2,663,075	2,674,762
Series 2004-FRE1:
Class A2, 3.81% 4/25/34 (f)	2,689,397	2,689,291
Class M3, 4.11% 4/25/34 (f)	5,885,000	5,884,751
Discover Card Master Trust I Series 2003-4 Class B1, 3.7181% 5/16/11 (f)	8,155,000	8,196,815
Fannie Mae guaranteed REMIC pass thru certificates Series 2004-T5 Class AB3, 3.8305% 5/28/35 (f)	6,957,460	6,959,877
Fieldstone Mortgage Investment Corp.:
Series 2003-1:
Class M1, 4.14% 11/25/33 (f)	1,300,000	1,308,748
Class M2, 5.21% 11/25/33 (f)	700,000	718,600
Series 2004-1 Class M2, 4.56% 1/25/35 (f)	3,700,000	3,741,581
Series 2004-2 Class M2, 4.61% 7/25/34 (f)	9,890,000	9,889,579
Series 2004-3 Class M5, 4.91% 8/25/34 (f)	2,000,000	2,033,830
Series 2005-2 Class 2A1, 3.5% 7/25/36 (d)(f)	16,935,000	16,935,000
First Franklin Mortgage Loan Asset Backed Certificates:
Series 2005-FF2 Class A2A, 3.55% 3/25/35 (f)	7,354,604	7,354,604
Series 2005-FF2 Class M6, 4.16% 3/25/35 (f)	6,950,000	6,950,000
First Franklin Mortgage Loan Trust Series 2004-FF2:
Class M3, 4.01% 3/25/34 (f)	400,000	400,711
Class M4, 4.36% 3/25/34 (f)	300,000	302,647
First USA Credit Card Master Trust Series 2001-4 Class B, 3.75% 1/12/09 (f)	15,000,000	15,026,199
First USA Secured Note Trust Series 2001-3 Class C, 4.4669% 11/19/08 (c)(f)	11,580,000	11,661,421
Ford Credit Auto Owner Trust Series 2003-B Class B2, 3.8181% 10/15/07 (f)	19,600,000	19,671,950
Asset-Backed Securities - continued
	Principal Amount	Value
Ford Credit Floorplan Master Owner Trust Series 2005-1:
Class A, 3.5381% 5/17/10 (f)	$ 9,590,000	$ 9,589,981
Class B, 3.6563% 5/17/10 (f)	2,625,000	2,624,992
Fremont Home Loan Trust:
Series 2004-1:
Class 1A1, 3.68% 2/25/34 (f)	2,669,337	2,669,232
Class M1, 3.91% 2/25/34 (f)	750,000	749,968
Class M2, 3.96% 2/25/34 (f)	800,000	799,966
Series 2004-C Class 2A2, 4.01% 8/25/34 (f)	10,000,000	10,101,993
Series 2005-2 Class 2A1, 3.5913% 6/25/35 (f)	15,380,000	15,375,194
Series 2005-A:
Class 2A2, 3.7% 2/25/35 (f)	11,850,000	11,865,657
Class M1, 3.89% 1/25/35 (f)	1,603,000	1,599,854
Class M2, 3.92% 1/25/35 (f)	2,325,000	2,321,531
Class M3, 3.95% 1/25/35 (f)	1,250,000	1,249,947
Class M4, 4.14% 1/25/35 (f)	925,000	927,535
GE Business Loan Trust Series 2003-1 Class A, 3.8181% 4/15/31 (c)(f)	5,499,865	5,531,421
GE Capital Credit Card Master Note Trust Series 2005-2 Class B, 3.5736% 6/15/11 (f)	6,475,000	6,473,058
Gracechurch Card Funding PLC:
Series 5:
Class B, 3.6181% 8/15/08 (f)	1,520,000	1,521,351
Class C, 4.3181% 8/15/08 (f)	5,580,000	5,601,142
Series 6 Class B, 3.5781% 2/17/09 (f)	1,030,000	1,030,901
Series 8 Class C, 3.6721% 6/15/10 (f)	18,450,000	18,450,000
GSAMP Trust:
Series 2002-HE Class M1, 4.68% 11/20/32 (f)	2,882,888	2,928,737
Series 2002-NC1:
Class A2, 3.78% 7/25/32 (f)	54,777	55,099
Class M1, 4.1% 7/25/32 (f)	8,861,000	8,920,491
Series 2003-FM1 Class M1, 4.25% 3/20/33 (f)	15,000,000	15,136,310
Series 2004-FM1:
Class M1, 4.11% 11/25/33 (f)	2,865,000	2,864,879
Class M2, 4.86% 11/25/33 (f)	1,975,000	2,005,597
Series 2004-FM2:
Class M1, 3.96% 1/25/34 (f)	3,500,000	3,499,853
Class M2, 4.56% 1/25/34 (f)	1,500,000	1,499,936
Class M3, 4.76% 1/25/34 (f)	1,500,000	1,499,935
Series 2004-HE1:
Class M1, 4.01% 5/25/34 (f)	4,045,000	4,044,829
Class M2, 4.61% 5/25/34 (f)	1,750,000	1,766,258
Asset-Backed Securities - continued
	Principal Amount	Value
GSAMP Trust: - continued
Series 2005-9 Class 2A1, 3.5287% 8/25/35 (f)	$ 17,530,000	$ 17,530,000
Series 2005-FF2 Class M5, 4.09% 3/25/35 (f)	3,500,000	3,500,000
Series 2005-HE2 Class M, 3.89% 3/25/35 (f)	8,780,000	8,749,867
Series 2005-NC1 Class M1, 3.91% 2/25/35 (f)	9,010,000	8,987,296
Guggenheim Structured Real Estate Funding Ltd. Series 2005-1 Class C, 4.3944% 5/25/30 (c)(f)	14,000,000	13,986,652
HFC Home Equity Loan Asset Backed Certificates Series 2005-2:
Class M1, 3.97% 1/20/34 (f)	3,225,000	3,225,000
Class M2, 4% 1/20/34 (f)	2,415,000	2,415,000
Home Equity Asset Trust:
Series 2002-2 Class M1, 4.26% 6/25/32 (f)	10,000,000	10,017,090
Series 2002-3 Class A5, 3.9% 2/25/33 (f)	854,528	855,194
Series 2002-4 Class A3, 3.94% 3/25/33 (f)	1,237,388	1,238,074
Series 2002-5:
Class A3, 3.98% 5/25/33 (f)	2,866,793	2,872,821
Class M1, 4.66% 5/25/33 (f)	13,800,000	13,966,276
Series 2003-1:
Class A2, 3.93% 6/25/33 (f)	4,229,596	4,233,111
Class M1, 4.46% 6/25/33 (f)	8,335,000	8,375,317
Series 2003-2:
Class A2, 3.84% 8/25/33 (f)	228,269	229,139
Class M1, 4.34% 8/25/33 (f)	2,245,000	2,269,298
Series 2003-3:
Class A2, 3.82% 8/25/33 (f)	1,624,262	1,630,339
Class M1, 4.32% 8/25/33 (f)	8,185,000	8,266,814
Series 2003-4:
Class M1, 4.26% 10/25/33 (f)	3,415,000	3,440,384
Class M2, 5.36% 10/25/33 (f)	4,040,000	4,093,038
Series 2003-5:
Class A2, 3.81% 12/25/33 (f)	5,822,876	5,843,440
Class M1, 4.16% 12/25/33 (f)	3,175,000	3,192,660
Class M2, 5.19% 12/25/33 (f)	1,345,000	1,377,487
Series 2003-7 Class A2, 3.84% 3/25/34 (f)	3,430,379	3,438,503
Series 2004-2 Class A2, 3.75% 7/25/34 (f)	6,172,348	6,172,139
Series 2004-3:
Class M1, 4.03% 8/25/34 (f)	2,015,000	2,019,636
Class M2, 4.66% 8/25/34 (f)	2,200,000	2,237,373
Series 2004-4 Class A2, 3.78% 10/25/34 (f)	8,318,527	8,347,783
Series 2004-6 Class A2, 3.81% 12/25/34 (f)	9,249,309	9,278,715
Series 2004-7 Class A3, 3.85% 1/25/35 (f)	2,916,946	2,929,856
Asset-Backed Securities - continued
	Principal Amount	Value
Home Equity Asset Trust: - continued
Series 2005-1:
Class M1, 3.89% 5/25/35 (f)	$ 9,705,000	$ 9,697,565
Class M2, 3.91% 5/25/35 (f)	5,780,000	5,763,067
Class M3, 3.96% 5/25/35 (f)	5,825,000	5,808,344
Series 2005-2:
Class 2A2, 3.66% 7/25/35 (f)	13,170,000	13,163,182
Class M1, 3.91% 7/25/35 (f)	10,085,000	10,075,362
Series 2005-3 Class M1, 3.87% 8/25/35 (f)	9,450,000	9,434,700
Series 2005-5 Class 2A2, 3.65% 11/25/35 (d)(f)	15,000,000	14,968,605
Household Affinity Credit Card Master Note Trust I Series 2003-3 Class B, 3.6781% 8/15/08 (f)	10,000,000	10,018,071
Household Credit Card Master Trust I Series 2002-1 Class B, 4.0381% 7/15/08 (f)	22,589,000	22,608,682
Household Home Equity Loan Trust:
Series 2002-2 Class A, 3.73% 4/20/32 (f)	3,295,048	3,298,089
Series 2002-3 Class A, 3.88% 7/20/32 (f)	2,678,218	2,681,775
Series 2003-1 Class M, 4.06% 10/20/32 (f)	770,987	771,866
Series 2003-2:
Class A, 3.76% 9/20/33 (f)	2,892,082	2,897,777
Class M, 4.01% 9/20/33 (f)	1,360,000	1,362,941
Series 2004-1 Class M, 3.95% 9/20/33 (f)	2,708,464	2,713,597
Household Mortgage Loan Trust:
Series 2003-HC1 Class M, 4.08% 2/20/33 (f)	1,742,776	1,748,262
Series 2004-HC1:
Class A, 3.78% 2/20/34 (f)	5,083,992	5,096,702
Class M, 3.93% 2/20/34 (f)	3,073,800	3,073,443
Household Private Label Credit Card Master Note Trust I:
Series 2002-1 Class B, 3.9381% 1/18/11 (f)	8,850,000	8,867,619
Series 2002-2:
Class A, 3.5581% 1/18/11 (f)	9,000,000	9,012,218
Class B, 3.9381% 1/18/11 (f)	14,275,000	14,355,952
Series 2002-3 Class B, 4.6381% 9/15/09 (f)	4,150,000	4,159,262
Ikon Receivables Funding LLC Series 2003-1 Class A3A, 3.6213% 12/17/07 (f)	2,781,207	2,781,863
IXIS Real Estate Capital Trust Series 2005-HE1:
Class A1, 3.71% 6/25/35 (f)	11,646,350	11,645,706
Class M1, 3.93% 6/25/35 (f)	4,100,000	4,094,813
Class M2, 3.95% 6/25/35 (f)	2,775,000	2,766,003
Class M3, 3.98% 6/25/35 (f)	1,975,000	1,972,566
Keycorp Student Loan Trust Series 1999-A Class A2, 3.8% 12/27/09 (f)	16,169,548	16,224,493
Asset-Backed Securities - continued
	Principal Amount	Value
Long Beach Mortgage Loan Trust:
Series 2003-2:
Class AV, 3.78% 6/25/33 (f)	$ 253,078	$ 253,185
Class M1, 4.28% 6/25/33 (f)	19,500,000	19,626,153
Series 2003-3 Class M1, 4.21% 7/25/33 (f)	7,770,000	7,824,625
Series 2004-2:
Class M1, 3.99% 6/25/34 (f)	4,275,000	4,285,404
Class M2, 4.54% 6/25/34 (f)	1,400,000	1,416,723
Series 2005-2 Class 2A2, 3.64% 4/25/35 (f)	12,000,000	11,996,998
MASTR Asset Backed Securities Trust:
Series 2003-NC1:
Class M1, 4.19% 4/25/33 (f)	3,500,000	3,519,270
Class M2, 5.31% 4/25/33 (f)	1,500,000	1,534,429
Series 2004-FRE1 Class M1, 4.01% 7/25/34 (f)	5,223,000	5,238,948
MBNA Asset Backed Note Trust Series 2000-K Class C, 4.1881% 3/17/08 (c)(f)	7,250,000	7,258,700
MBNA Credit Card Master Note Trust:
Series 2001-B1 Class B1, 3.7631% 10/15/08 (f)	30,000,000	30,042,072
Series 2001-B2 Class B2, 3.7481% 1/15/09 (f)	30,353,000	30,429,933
Series 2002-B2 Class B2, 3.7681% 10/15/09 (f)	20,000,000	20,086,600
Series 2002-B3 Class B3, 3.7881% 1/15/08 (f)	15,000,000	15,000,470
Series 2002-B4 Class B4, 3.8881% 3/15/10 (f)	14,800,000	14,916,873
Series 2003-B2 Class B2, 3.7781% 10/15/10 (f)	1,530,000	1,545,569
Series 2003-B3 Class B3, 3.7631% 1/18/11 (f)	1,130,000	1,135,362
Series 2003-B5 Class B5, 3.7581% 2/15/11 (f)	705,000	710,447
MBNA Master Credit Card Trust II:
Series 1998-E Class B, 3.9288% 9/15/10 (f)	7,800,000	7,846,570
Series 1998-G Class B, 3.7881% 2/17/09 (f)	20,000,000	20,043,574
Meritage Mortgage Loan Trust Series 2004-1:
Class M1, 3.96% 7/25/34 (f)	2,125,000	2,124,911
Class M2, 4.01% 7/25/34 (f)	375,000	374,985
Class M3, 4.41% 7/25/34 (f)	775,000	774,967
Class M4, 4.56% 7/25/34 (f)	525,000	524,978
Merrill Lynch Mortgage Investors, Inc. Series 2003-HE1 Class M1, 4.16% 7/25/34 (f)	2,321,000	2,330,928
Morgan Stanley ABS Capital I, Inc.:
Series 2002-NC6 Class M2, 5.56% 11/25/32 (f)	2,370,000	2,441,680
Series 2003-NC5 Class M2, 5.46% 4/25/33 (f)	2,800,000	2,834,138
Series 2003-NC6 Class M2, 5.41% 6/27/33 (f)	12,835,000	13,180,825
Series 2003-NC7 Class M1, 4.16% 6/25/33 (f)	1,785,000	1,791,357
Series 2003-NC8 Class M1, 4.16% 9/25/33 (f)	2,350,000	2,363,472
Series 2004-HE6 Class A2, 3.8% 8/25/34 (f)	7,193,690	7,217,222
Series 2004-NC2 Class M1, 4.01% 12/25/33 (f)	2,595,000	2,599,359
Asset-Backed Securities - continued
	Principal Amount	Value
Morgan Stanley ABS Capital I, Inc.: - continued
Series 2004-NC6 Class A2, 3.8% 7/25/34 (f)	$ 3,163,358	$ 3,170,145
Series 2005-1:
Class M2, 3.93% 12/25/34 (f)	4,425,000	4,417,835
Class M3, 3.98% 12/25/34 (f)	4,000,000	3,998,266
Series 2005-HE1:
Class A3B, 3.68% 12/25/34 (f)	3,885,000	3,889,266
Class M1, 3.91% 12/25/34 (f)	1,100,000	1,102,253
Class M2, 3.93% 12/25/34 (f)	2,970,000	2,966,369
Series 2005-HE2:
Class M1, 3.86% 1/25/35 (f)	2,665,000	2,670,502
Class M2, 3.9% 1/25/35 (f)	1,900,000	1,893,810
Series 2005-NC1:
Class M1, 3.9% 1/25/35 (f)	2,425,000	2,432,731
Class M2, 3.93% 1/25/35 (f)	2,425,000	2,421,056
Class M3, 3.97% 1/25/35 (f)	2,425,000	2,425,850
Morgan Stanley Dean Witter Capital I Trust:
Series 2001-AM1:
Class M1, 4.31% 2/25/32 (f)	1,510,288	1,513,954
Class M2, 4.86% 2/25/32 (f)	7,146,795	7,171,201
Series 2001-NC4:
Class M1, 4.46% 1/25/32 (f)	3,827,881	3,841,816
Series 2002-AM3 Class A3, 3.95% 2/25/33 (f)	1,426,624	1,430,581
Series 2002-HE1 Class M1, 4.06% 7/25/32 (f)	5,860,000	5,893,149
Series 2002-HE2 Class M1, 4.16% 8/25/32 (f)	9,925,000	9,970,606
Series 2002-NC3 Class A3, 3.8% 8/25/32 (f)	396,299	397,573
Series 2002-OP1 Class M1, 4.21% 9/25/32 (f)	3,894,745	3,917,849
Series 2003-NC1:
Class M1, 4.51% 11/25/32 (f)	2,555,000	2,572,380
Class M2, 5.51% 11/25/32 (f)	1,880,000	1,899,041
New Century Home Equity Loan Trust:
Series 2003-2:
Class A2, 3.89% 1/25/33 (f)	341,254	341,436
Class M2, 5.46% 1/25/33 (f)	4,600,000	4,667,174
Series 2003-6 Class M1, 4.18% 1/25/34 (f)	5,180,000	5,202,952
Series 2005-1:
Class M1, 3.91% 3/25/35 (f)	4,395,000	4,392,950
Class M2, 3.94% 3/25/35 (f)	4,395,000	4,384,834
Class M3, 3.98% 3/25/35 (f)	2,120,000	2,120,796
Nissan Auto Lease Trust:
Series 2003-A Class A3A, 3.5281% 6/15/09 (f)	13,621,752	13,633,434
Series 2004-A Class A4A, 3.4581% 6/15/10 (f)	10,570,000	10,582,978
Asset-Backed Securities - continued
	Principal Amount	Value
NovaStar Home Equity Loan Series 2004-1:
Class M1, 3.91% 6/25/34 (f)	$ 1,450,000	$ 1,451,222
Class M4, 4.435% 6/25/34 (f)	2,435,000	2,439,150
Ocala Funding LLC Series 2005-1A Class A, 4.93% 3/20/10 (c)(f)	3,675,000	3,675,000
Ownit Mortgage Loan Asste-Backed Certificates Series 2005-3 Class A2A, 3.5% 6/25/36 (f)	15,500,000	15,500,000
Park Place Securities, Inc.:
Series 2004-WCW1:
Class M1, 4.09% 9/25/34 (f)	3,745,000	3,756,721
Class M2, 4.14% 9/25/34 (f)	1,755,000	1,764,326
Class M3, 4.71% 9/25/34 (f)	3,355,000	3,396,745
Class M4, 4.91% 9/25/34 (f)	4,700,000	4,767,614
Series 2004-WCW2 Class A2, 3.84% 10/25/34 (f)	7,952,623	7,976,111
Series 2005-WCH1:
Class A3B, 3.68% 1/25/35 (f)	2,775,000	2,779,908
Class M2, 3.98% 1/25/35 (f)	4,175,000	4,166,539
Class M3, 4.02% 1/25/35 (f)	3,290,000	3,292,599
Class M5, 4.34% 1/25/35 (f)	3,095,000	3,104,620
Series 2005-WHQ2 Class M7, 4.71% 5/25/35 (f)	5,950,000	5,930,787
People's Choice Home Loan Securities Trust Series 2005-2:
Class A1, 3.57% 9/25/24 (f)	7,475,790	7,475,790
Class M4, 4.09% 5/25/35 (f)	6,000,000	6,000,000
Providian Gateway Master Trust Series 2002-B Class A, 4.0881% 6/15/09 (c)(f)	15,000,000	15,039,393
Residental Asset Securities Corp.:
Series 2005-KS4 Class M2, 4.04% 4/25/35 (f)	1,040,000	1,037,610
Series 2005-KS7 Class A1, 3.4781% 8/25/35 (f)	10,515,000	10,512,897
Residential Asset Mortgage Products, Inc. Series 2004-RS10 Class MII2, 4.71% 10/25/34 (f)	5,500,000	5,566,857
Salomon Brothers Mortgage Securities VII, Inc. Series 2003-HE1 Class A, 3.86% 4/25/33 (f)	818,316	822,076
Saxon Asset Securities Trust:
Series 2004-1 Class M1, 3.99% 3/25/35 (f)	4,415,000	4,413,887
Series 2004-2 Class MV1, 4.04% 8/25/35 (f)	4,495,000	4,501,043
Sears Credit Account Master Trust II:
Series 2001-1 Class B, 3.8131% 2/15/10 (f)	10,000,000	9,987,143
Series 2002-4:
Class A, 3.5181% 8/18/09 (f)	27,000,000	26,999,603
Class B, 3.8131% 8/18/09 (f)	33,300,000	33,301,149
Series 2002-5 Class B, 4.6381% 11/17/09 (f)	30,000,000	30,062,976
Asset-Backed Securities - continued
	Principal Amount	Value
Securitized Asset Backed Receivables LLC Trust Series 2004-NC1 Class M1, 3.98% 2/25/34 (f)	$ 2,910,000	$ 2,909,256
Specialty Underwriting & Residential Finance Series 2003-BC4 Class M1, 4.06% 11/25/34 (f)	1,810,000	1,818,452
Structured Asset Securities Corp. Series 2004-GEL1 Class A, 3.82% 2/25/34 (f)	1,043,424	1,043,422
Superior Wholesale Inventory Financing Trust VII Series 2003-A8 Class CTFS, 3.8381% 3/15/11 (c)(f)	10,835,000	10,828,228
Superior Wholesale Inventory Financing Trust XII Series 2005-A12 Class C, 4.46% 6/15/10 (f)	6,840,000	6,839,945
Terwin Mortgage Trust:
Series 2003-4HE Class A1, 3.89% 9/25/34 (f)	2,878,990	2,894,593
Series 2003-6HE Class A1, 3.93% 11/25/33 (f)	1,784,384	1,788,543
Series 2005-14HE Class AF1, 3.9753% 7/25/36 (d)(f)	8,635,000	8,633,296
TOTAL ASSET-BACKED SECURITIES (Cost $2,293,954,229)		2,300,747,332
Collateralized Mortgage Obligations - 16.9%

Private Sponsor - 13.7%
Adjustable Rate Mortgage Trust floater:
Series 2004-2 Class 7A3, 3.86% 2/25/35 (f)	9,374,471	9,396,037
Series 2004-4 Class 5A2, 3.86% 3/25/35 (f)	3,780,419	3,787,953
Series 2005-1 Class 5A2, 3.79% 5/25/35 (f)	6,187,250	6,191,166
Series 2005-2:
Class 6A2, 3.74% 6/25/35 (f)	2,930,592	2,932,491
Class 6M2, 3.94% 6/25/35 (f)	10,145,000	10,145,010
Series 2005-3 Class 8A2, 3.7% 7/25/35 (f)	19,199,197	19,211,695
Series 2005-4 Class 7A2, 3.69% 8/25/35 (f)	9,011,457	9,003,527
Series 2005-8 Class 7A2, 3.77% 11/25/35 (f)	7,660,000	7,660,000
Bear Stearns Alt-A Trust floater:
Series 2005-1 Class A1, 3.74% 1/25/35 (f)	20,354,186	20,354,186
Series 2005-2 Class 1A1, 3.71% 3/25/35 (f)	14,961,065	14,961,065
Series 2005-5 Class 1A1, 3.68% 7/25/35 (f)	18,707,862	18,696,170
Countrywide Alternative Loan Trust planned amortization class Series 2003-5T2 Class A2, 3.86% 5/25/33 (f)	5,545,033	5,548,017
Countrywide Home Loans, Inc. floater:
Series 2004-16 Class A1, 3.86% 9/25/34 (f)	10,335,456	10,325,843
Series 2005-1 Class 2A1, 3.75% 3/25/35 (f)	14,617,171	14,617,171
CS First Boston Mortgage Securities Corp. floater:
Series 2004-AR2 Class 6A1, 3.86% 3/25/34 (f)	5,338,263	5,334,945
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
Private Sponsor - continued
CS First Boston Mortgage Securities Corp. floater: - continued
Series 2004-AR3 Class 6A2, 3.83% 4/25/34 (f)	$ 2,226,193	$ 2,228,162
Series 2004-AR4 Class 5A2, 3.83% 5/25/34 (f)	2,066,310	2,065,052
Series 2004-AR5 Class 11A2, 3.83% 6/25/34 (f)	2,987,552	2,981,472
Series 2004-AR6 Class 9A2, 3.83% 10/25/34 (f)	3,981,028	3,983,412
Series 2004-AR7 Class 6A2, 3.84% 8/25/34 (f)	5,801,660	5,806,785
Series 2004-AR8 Class 8A2, 3.84% 9/25/34 (f)	4,630,225	4,638,807
First Horizon Mortgage Passthru Trust floater Series 2004-FL1 Class 2A1, 3.95% 12/25/34 (f)	4,384,853	4,379,779
Granite Master Issuer PLC floater:
Series 2005-1:
Class A3, 3.51% 12/21/24 (f)	5,300,000	5,299,006
Class B1, 3.56% 12/20/54 (f)	7,050,000	7,047,577
Class M1, 3.66% 12/20/54 (f)	5,300,000	5,298,178
Series 2005-2 Class C1, 3.7857% 12/20/54 (f)	7,975,000	7,972,508
Granite Mortgages PLC floater:
Series 2004-1:
Class 1B, 3.64% 3/20/44 (f)	1,415,000	1,414,844
Class 1C, 4.33% 3/20/44 (f)	4,075,000	4,091,219
Class 1M, 3.84% 3/20/44 (f)	4,935,000	4,938,751
Series 2004-2:
Class 1A2, 3.5% 6/20/28 (f)	5,384,259	5,384,932
Class 1B, 3.6% 6/20/44 (f)	1,018,055	1,018,309
Class 1C, 4.13% 6/20/44 (f)	3,706,295	3,713,918
Class 1M, 3.71% 6/20/44 (f)	2,722,846	2,724,205
Series 2004-3:
Class 1B, 3.59% 9/20/44 (f)	2,100,000	2,100,210
Class 1C, 4.02% 9/20/44 (f)	5,415,000	5,426,913
Class 1M, 3.7% 9/20/44 (f)	1,200,000	1,200,360
Harborview Mortgage Loan Trust floater Series 2005-2 Class 2A1A, 3.6369% 5/19/35 (f)	11,690,145	11,648,134
Holmes Financing No. 7 PLC floater Series 2 Class M, 4.3988% 7/15/40 (f)	2,560,000	2,564,912
Holmes Financing No. 8 PLC floater Series 2:
Class A, 3.6788% 4/15/11 (f)	25,000,000	25,000,000
Class B, 3.7688% 7/15/40 (f)	2,695,000	2,696,684
Class C, 4.3188% 7/15/40 (f)	10,280,000	10,328,193
Home Equity Asset Trust floater Series 2005-3 Class 2A1, 3.55% 8/25/35 (f)	7,268,025	7,266,230
Homestar Mortgage Acceptance Corp. floater Series 2004-5 Class A1, 3.91% 10/25/34 (f)	4,495,430	4,509,337
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
Private Sponsor - continued
Impac CMB Trust floater:
Series 2004-11 Class 2A2, 3.83% 3/25/35 (f)	$ 8,638,669	$ 8,636,982
Series 2004-6 Class 1A2, 3.85% 10/25/34 (f)	3,481,529	3,487,748
Series 2005-1:
Class M1, 3.92% 4/25/35 (f)	3,223,929	3,220,529
Class M2, 3.96% 4/25/35 (f)	5,644,146	5,639,516
Class M3, 3.99% 4/25/35 (f)	1,384,927	1,383,466
Class M4, 4.21% 4/25/35 (f)	817,334	818,164
Class M5, 4.23% 4/25/35 (f)	817,334	817,174
Class M6, 4.28% 4/25/35 (f)	1,307,734	1,307,479
Series 2005-2 Class 1A2, 3.77% 4/25/35 (f)	13,211,515	13,201,194
Series 2005-3 Class A1, 3.7% 8/25/35 (f)	15,176,045	15,149,962
Series 2005-4 Class 1B1, 4.76% 6/25/35 (f)	5,306,886	5,282,839
Lehman Structured Securities Corp. floater Series 2005-1 Class A2, 3.67% 9/26/45 (c)(f)	16,153,164	16,153,164
MASTR Adjustable Rate Mortgages Trust:
floater Series 2005-1 Class 1A1, 3.73% 3/25/35 (f)	13,405,372	13,396,993
Series 2004-6 Class 4A2, 4.1729% 7/25/34 (f)	5,969,000	5,946,582
Merrill Lynch Mortgage Investors, Inc. floater:
Series 2003-A Class 2A1, 3.85% 3/25/28 (f)	8,079,308	8,122,924
Series 2003-B Class A1, 3.8% 4/25/28 (f)	7,852,610	7,898,403
Series 2003-D Class A, 3.77% 8/25/28 (f)	7,479,616	7,494,804
Series 2003-E Class A2, 3.4425% 10/25/28 (f)	10,687,128	10,687,143
Series 2003-F Class A2, 3.7075% 10/25/28 (f)	12,892,959	12,891,486
Series 2004-A Class A2, 3.6175% 4/25/29 (f)	11,584,437	11,556,917
Series 2004-B Class A2, 3.79% 6/25/29 (f)	8,952,030	8,930,464
Series 2004-C Class A2, 3.95% 7/25/29 (f)	12,856,157	12,825,407
Series 2004-D Class A2, 3.4725% 9/25/29 (f)	9,971,432	9,974,033
Series 2004-E:
Class A2B, 3.7275% 11/25/29 (f)	8,523,921	8,502,874
Class A2D, 3.9175% 11/25/29 (f)	1,982,307	1,991,830
Series 2004-G Class A2, 3.95% 11/25/29 (f)	3,854,828	3,854,422
Series 2005-A Class A2, 3.38% 2/25/30 (f)	10,800,867	10,785,319
Mortgage Asset Backed Securities Trust floater Series 2002-NC1 Class M1, 4.31% 10/25/32 (f)	4,538,551	4,555,535
MortgageIT Trust floater:
Series 2004-2:
Class A1, 3.83% 12/25/34 (f)	4,920,628	4,927,758
Class A2, 3.91% 12/25/34 (f)	6,656,800	6,696,298
Series 2005-2 Class 1A1, 3.72% 5/25/35 (f)	5,093,718	5,097,498
Opteum Mortgage Acceptance Corp. floater Series 2005-3 Class APT, 3.75% 6/25/35 (f)	19,112,336	19,123,533
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
Private Sponsor - continued
Permanent Financing No. 1 PLC floater Series 1 Class 2C, 4.5594% 6/10/42 (f)	$ 1,745,000	$ 1,749,384
Permanent Financing No. 3 PLC floater Series 2 Class C, 4.4294% 6/10/42 (f)	4,845,000	4,893,450
Permanent Financing No. 4 PLC floater Series 2 Class C, 4.0994% 6/10/42 (f)	15,400,000	15,475,306
Permanent Financing No. 5 PLC floater:
Series 2 Class C, 4.0294% 6/10/42 (f)	4,215,000	4,234,760
Series 3 Class C, 4.1994% 6/10/42 (f)	8,890,000	8,967,788
Permanent Financing No. 6 PLC floater Series 6:
Class 1C, 3.7294% 6/10/42 (f)	4,000,000	4,000,572
Class 2C, 3.8294% 6/10/42 (f)	5,350,000	5,352,343
Permanent Financing No. 7 PLC floater Series 7:
Class 1B, 3.4694% 6/10/42 (f)	2,000,000	1,999,375
Class 1C, 3.6594% 6/10/42 (f)	3,840,000	3,838,800
Class 2C, 3.7094% 6/10/42 (f)	8,065,000	8,054,919
Permanent Financing No. 8 PLC floater Series 8:
Class 1C, 3.7475% 6/10/42 (f)	7,165,000	7,162,621
Class 2C, 3.8175% 6/10/42 (f)	9,945,000	9,941,688
Residential Asset Mortgage Products, Inc. sequential pay Series 2003-SL1 Class A31, 7.125% 4/25/31	4,643,507	4,727,342
Residential Finance LP/Residential Finance Development Corp. floater Series 2003-A:
Class B4, 5.15% 3/10/35 (c)(f)	5,492,986	5,575,381
Class B5, 5.7% 3/10/35 (c)(f)	5,684,725	5,811,417
Residential Funding Securities Corp.:
Series 2003-RP1 Class A1, 3.96% 11/25/34 (f)	2,829,110	2,840,739
Series 2003-RP2 Class A1, 3.93% 6/25/33 (c)(f)	3,866,185	3,881,108
Sequoia Mortgage Trust floater:
Series 2003-5 Class A2, 3.41% 9/20/33 (f)	10,999,101	10,996,236
Series 2003-7 Class A2, 2.885% 1/20/34 (f)	9,577,708	9,569,385
Series 2004-1 Class A, 4.15% 2/20/34 (f)	6,379,791	6,373,993
Series 2004-10 Class A4, 3.6681% 11/20/34 (f)	10,424,803	10,408,138
Series 2004-3 Class A, 3.5463% 5/20/34 (f)	10,662,486	10,588,333
Series 2004-4 Class A, 3.5881% 5/20/34 (f)	13,430,919	13,399,990
Series 2004-5 Class A3, 3.77% 6/20/34 (f)	8,904,038	8,897,082
Series 2004-6:
Class A3A, 4.1475% 6/20/35 (f)	8,182,127	8,176,739
Class A3B, 3.16% 7/20/34 (f)	1,022,766	1,021,950
Series 2004-7:
Class A3A, 3.2275% 8/20/34 (f)	7,642,675	7,636,475
Class A3B, 3.4525% 7/20/34 (f)	1,375,260	1,380,167
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
Private Sponsor - continued
Sequoia Mortgage Trust floater: - continued
Series 2004-8 Class A2, 3.45% 9/20/34 (f)	$ 14,155,710	$ 14,148,404
Series 2005-1 Class A2, 3.68% 2/20/35 (f)	7,355,282	7,354,362
Series 2005-2 Class A2, 3.36% 3/20/35 (f)	13,876,523	13,876,523
Series 2005-3 Class A1, 3.46% 5/20/35 (f)	9,217,677	9,217,677
Structured Adjustable Rate Mortgage Loan Trust floater Series 2001-14 Class A1, 3.77% 7/25/35 (f)	11,201,095	11,201,095
Structured Asset Securities Corp. floater Series 2004-NP1 Class A, 3.86% 9/25/33 (c)(f)	2,553,470	2,555,084
Thornburg Mortgage Securities Trust floater Series 2004-3 Class A, 3.83% 9/25/34 (f)	22,068,069	22,129,394
WAMU Mortgage pass thru certificates:
floater Series 2005-AR6 Class 2A-1A, 3.5448% 4/25/45 (f)	6,133,307	6,133,607
Series 2005 AR11 Class A1C1, 3.6675% 8/25/40 (d)(f)	14,400,000	14,400,000
Wells Fargo Mortgage Backed Securities Trust:
Series 2004-M Class A3, 4.7024% 8/25/34 (f)	19,880,000	19,789,156
Series 2005-AR12 Class 2A1, 4.322% 7/25/35 (f)	31,674,772	31,407,532
TOTAL PRIVATE SPONSOR		895,419,920
U.S. Government Agency - 3.2%
Fannie Mae:
floater:
Series 2000-38 Class F, 3.76% 11/18/30 (f)	1,103,802	1,112,055
Series 2000-40 Class FA, 3.8144% 7/25/30 (f)	2,487,156	2,498,099
Series 2002-89 Class F, 3.6144% 1/25/33 (f)	3,630,895	3,636,484
target amortization class Series G94-2 Class D, 6.45% 1/25/24	4,732,822	4,849,182
Fannie Mae guaranteed REMIC pass thru certificates:
floater:
Series 2001-34 Class FR, 3.66% 8/18/31 (f)	2,500,934	2,508,899
Series 2001-44 Class FB, 3.6144% 9/25/31 (f)	2,262,040	2,268,738
Series 2001-46 Class F, 3.66% 9/18/31 (f)	6,514,676	6,552,090
Series 2002-11 Class QF, 3.8144% 3/25/32 (f)	4,517,951	4,551,812
Series 2002-36 Class FT, 3.8144% 6/25/32 (f)	1,503,724	1,516,521
Series 2002-64 Class FE, 3.61% 10/18/32 (f)	2,256,514	2,266,981
Series 2002-65 Class FA, 3.6144% 10/25/17 (f)	2,585,370	2,590,545
Series 2002-74 Class FV, 3.7644% 11/25/32 (f)	8,360,131	8,420,920
Series 2003-11:
Class DF, 3.7644% 2/25/33 (f)	3,173,455	3,195,574
Class EF, 3.7644% 2/25/33 (f)	2,602,157	2,612,658
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
U.S. Government Agency - continued
Fannie Mae guaranteed REMIC pass thru certificates: - continued
floater:
Series 2003-63 Class F1, 3.6144% 11/25/27 (f)	$ 6,387,368	$ 6,390,916
planned amortization class:
Series 1998-63 Class PG, 6% 3/25/27	1,212,661	1,212,198
Series 2001-62 Class PG, 6.5% 10/25/30	4,183,652	4,194,964
Series 2001-76 Class UB, 5.5% 10/25/13	1,378,221	1,379,002
Series 2002-16 Class QD, 5.5% 6/25/14	345,479	346,552
Series 2002-28 Class PJ, 6.5% 3/25/31	4,950,777	4,957,813
Series 2002-8 Class PD, 6.5% 7/25/30	3,569,878	3,584,870
Freddie Mac:
floater Series 2510 Class FE, 3.7881% 10/15/32 (f)	5,998,150	6,032,418
planned amortization class:
Series 2091 Class PP, 6% 2/15/27	1,286,641	1,286,029
Series 2353 Class PC, 6.5% 9/15/15	1,363,169	1,366,992
Freddie Mac Manufactured Housing participation certificates guaranteed floater Series 2338 Class FJ, 3.5881% 7/15/31 (f)	5,197,631	5,199,968
Freddie Mac Multi-class participation certificates guaranteed:
floater:
Series 2474 Class FJ, 3.7381% 7/15/17 (f)	4,556,922	4,564,198
Series 2526 Class FC, 3.7881% 11/15/32 (f)	3,597,778	3,616,182
Series 2538 Class FB, 3.7881% 12/15/32 (f)	6,607,741	6,651,155
Series 2551 Class FH, 3.8381% 1/15/33 (f)	3,358,821	3,373,027
planned amortization class:
Series 2136 Class PE, 6% 1/15/28	12,190,349	12,248,248
Series 2394 Class ND, 6% 6/15/27	1,550,172	1,553,415
Series 2395 Class PE, 6% 2/15/30	5,961,413	6,000,327
Series 2398 Class DK, 6.5% 1/15/31	372,760	373,347
Series 2410 Class ML, 6.5% 12/15/30	2,168,673	2,179,211
Series 2420 Class BE, 6.5% 12/15/30	2,595,889	2,604,122
Series 2443 Class TD, 6.5% 10/15/30	2,962,497	2,977,827
Series 2461 Class PG, 6.5% 1/15/31	2,737,118	2,773,721
Series 2466 Class EC, 6% 10/15/27	257,483	257,163
Series 2483 Class DC, 5.5% 7/15/14	1,861,588	1,861,466
Series 2556 Class PM, 5.5% 2/15/16	1,160,963	1,159,984
Series 2776 Class UJ, 4.5% 5/15/20 (g)	7,104,375	367,384
Series 2828 Class JA, 4.5% 1/15/10	11,880,000	11,903,044
sequential pay:
Series 2430 Class ZE, 6.5% 8/15/27	648,803	649,120
Series 2480 Class QW, 5.75% 2/15/30	871,905	871,370
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
U.S. Government Agency - continued
Freddie Mac Multi-class participation certificates guaranteed: - continued
Series 2406:
Class FP, 4.3681% 1/15/32 (f)	$ 10,270,000	$ 10,502,819
Class PF, 4.3681% 12/15/31 (f)	8,125,000	8,337,955
Series 2410 Class PF, 4.3681% 2/15/32 (f)	18,644,444	19,070,154
Ginnie Mae guaranteed REMIC pass thru securities floater:
Series 2001-46 Class FB, 3.7381% 5/16/23 (f)	2,988,811	3,001,292
Series 2001-50 Class FV, 3.5881% 9/16/27 (f)	9,114,548	9,113,939
Series 2002-24 Class FX, 3.9381% 4/16/32 (f)	2,630,687	2,652,779
Series 2002-31 Class FW, 3.7881% 6/16/31 (f)	3,614,097	3,633,687
Series 2002-5 Class KF, 3.7881% 8/16/26 (f)	617,815	618,278
TOTAL U.S. GOVERNMENT AGENCY		207,447,494
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $1,104,119,465)		1,102,867,414
Commercial Mortgage Securities - 5.8%

1301 Avenue of The Americas Trust Series 2000-1301:
Class C, 7.44% 8/3/10 (c)(f)	5,025,000	5,024,881
Class D, 7.54% 8/3/10 (c)(f)	6,695,000	6,694,844
Banc of America Large Loan, Inc. floater:
Series 2003-BBA2 Class A3, 3.7081% 11/15/15 (c)(f)	5,038,226	5,041,400
Series 2005-BOCA:
Class H, 4.3381% 12/15/16 (c)(f)	2,065,000	2,061,834
Class J, 4.4881% 12/15/16 (c)(f)	1,020,000	1,018,438
Class K, 4.7381% 12/15/16 (c)(f)	6,659,000	6,650,611
Bayview Commercial Asset Trust floater:
Series 2003-1 Class A, 4.04% 8/25/33 (c)(f)	6,644,316	6,723,250
Series 2003-2:
Class A, 4.04% 12/25/33 (c)(f)	13,522,369	13,687,661
Class M1, 4.31% 12/25/33 (c)(f)	2,200,548	2,236,841
Series 2004-1:
Class A, 3.82% 4/25/34 (c)(f)	6,403,472	6,414,728
Class B, 5.36% 4/25/34 (c)(f)	665,296	672,910
Class M1, 4.02% 4/25/34 (c)(f)	582,134	584,681
Class M2, 4.66% 4/25/34 (c)(f)	498,972	504,819
Commercial Mortgage Securities - continued
	Principal Amount	Value
Bayview Commercial Asset Trust floater: - continued
Series 2004-2:
Class A, 3.89% 8/25/34 (c)(f)	$ 6,299,807	$ 6,330,814
Class M1, 4.04% 8/25/34 (c)(f)	2,031,330	2,039,265
Series 2004-3:
Class A1, 3.83% 1/25/35 (c)(f)	6,582,479	6,605,519
Class A2, 3.88% 1/25/35 (c)(f)	914,869	918,092
Class M1, 3.96% 1/25/35 (c)(f)	1,097,080	1,098,564
Class M2, 4.46% 1/25/35 (c)(f)	715,487	719,742
Series 2005-2A:
Class M1, 3.73% 8/25/35 (c)(f)	1,297,812	1,297,812
Class M2, 3.78% 8/25/35 (c)(f)	2,136,399	2,136,399
Class M3, 3.8% 8/25/35 (c)(f)	1,183,006	1,183,006
Class M4, 3.91% 8/25/35 (c)(f)	1,088,166	1,088,166
Bear Stearns Commercial Mortgage Securities, Inc. floater:
Series 2003-BA1A:
Class JFCM, 4.98% 4/14/15 (c)(f)	1,344,296	1,350,087
Class JMM, 4.88% 4/14/15 (c)(f)	1,384,053	1,385,065
Class KFCM, 5.23% 4/14/15 (c)(f)	1,436,661	1,443,179
Class KMM, 5.13% 4/14/15 (c)(f)	1,253,767	1,254,776
Class LFCM, 5.63% 4/14/15 (c)(f)	1,601,905	1,602,545
Class MFCM, 5.93% 4/14/15 (c)(f)	2,218,251	2,219,234
Series 2004-BBA3 Class E, 4.0881% 6/15/17 (c)(f)	10,415,000	10,415,949
Chase Commercial Mortgage Securities Corp. floater Series 2000-FL1A:
Class B, 3.81% 12/12/13 (c)(f)	896,672	897,536
Class C, 4.16% 12/12/13 (c)(f)	1,793,345	1,801,374
COMM floater:
Series 2001-FL5A Class E, 4.8881% 11/15/13 (c)(f)	3,049,546	3,048,573
Series 2002-FL6:
Class F, 4.8381% 6/14/14 (c)(f)	11,163,000	11,190,451
Class G, 5.2881% 6/14/14 (c)(f)	5,000,000	5,000,444
Series 2003-FL9 Class B, 3.8881% 11/15/15 (c)(f)	10,354,700	10,383,149
Commercial Mortgage pass thru certificates floater:
Series 2004-CNL:
Class A2, 3.6881% 9/15/14 (c)(f)	3,570,000	3,573,440
Class G, 4.3681% 9/15/14 (c)(f)	1,345,000	1,345,538
Class H, 4.4681% 9/15/14 (c)(f)	1,430,000	1,430,571
Class J, 4.9881% 9/15/14 (c)(f)	490,000	491,560
Class K, 5.3881% 9/15/14 (c)(f)	770,000	771,587
Class L, 5.5881% 9/15/14 (c)(f)	625,000	624,693
Commercial Mortgage Securities - continued
	Principal Amount	Value
Commercial Mortgage pass thru certificates floater: - continued
Series 2004-HTL1:
Class B, 3.8381% 7/15/16 (c)(f)	$ 495,379	$ 495,732
Class D, 3.9381% 7/15/16 (c)(f)	1,125,628	1,125,788
Class E, 4.1381% 7/15/16 (c)(f)	805,726	806,031
Class F, 4.1881% 7/15/16 (c)(f)	852,671	853,207
Class H, 4.6881% 7/15/16 (c)(f)	2,472,312	2,473,143
Class J, 4.8381% 7/15/16 (c)(f)	950,314	950,633
Class K, 5.7381% 7/15/16 (c)(f)	1,069,720	1,069,257
Commercial Mortgage Pass-Through Certificates floater Series 2005-F10A:
Class B, 3.6181% 4/15/17 (c)(f)	7,080,000	7,080,000
Class C, 3.6581% 4/15/17 (c)(f)	3,006,000	3,006,000
Class D, 3.6981% 4/15/17 (c)(f)	2,440,000	2,440,000
Class E, 3.7581% 4/15/17 (c)(f)	1,821,000	1,821,000
Class F, 3.7981% 4/15/17 (c)(f)	1,035,000	1,035,000
Class G, 3.9381% 4/15/17 (c)(f)	1,035,000	1,035,000
Class H, 4.0081% 4/15/17 (c)(f)	1,035,000	1,035,000
Class I, 4.2381% 4/15/17 (c)(f)	335,000	335,000
Class MOA3, 3.6881% 3/15/20 (c)(f)	4,590,000	4,590,000
CS First Boston Mortgage Securities Corp.:
floater:
Series 2001-TFLA Class G, 5.1381% 12/15/11 (c)(f)	3,720,000	3,702,795
Series 2002-TFLA Class C, 3.9688% 11/18/12 (c)(f)	3,675,000	3,674,923
Series 2003-TF2A Class A2, 3.7081% 11/15/14 (c)(f)	9,500,000	9,507,100
Series 2004-FL1 Class B, 3.8381% 5/15/14 (c)(f)	11,230,000	11,235,571
Series 2004-HC1:
Class A2, 3.8881% 12/15/21 (c)(f)	1,475,000	1,474,997
Class B, 4.1381% 12/15/21 (c)(f)	3,835,000	3,834,992
Series 2004-TF2A Class E, 3.8081% 11/15/19 (c)(f)	4,450,000	4,456,884
Series 2004-TFL1:
Class A2, 3.5781% 2/15/14 (c)(f)	7,005,000	7,007,087
Class E, 3.9381% 2/15/14 (c)(f)	2,800,000	2,806,033
Class F, 3.9881% 2/15/14 (c)(f)	2,325,000	2,330,394
Class G, 4.2381% 2/15/14 (c)(f)	1,875,000	1,880,617
Class H, 4.4881% 2/15/14 (c)(f)	1,400,000	1,403,733
Class J, 4.7881% 2/15/14 (c)(f)	750,000	753,724
Commercial Mortgage Securities - continued
	Principal Amount	Value
CS First Boston Mortgage Securities Corp.: - continued
Series 2005-TF2A Class F, 3.8881% 11/15/19 (c)(f)	$ 1,540,000	$ 1,542,381
Series 2005-TFLA:
Class C, 3.6281% 2/15/20 (c)(f)	5,650,000	5,649,989
Class E, 3.7181% 2/15/20 (c)(f)	3,955,000	3,954,992
Class F, 3.7681% 2/15/20 (c)(f)	1,745,000	1,744,997
Class G, 3.9081% 2/15/20 (c)(f)	505,000	504,998
Class H, 4.1381% 2/15/20 (c)(f)	715,000	714,998
sequential pay Series 1997-C2 Class A2, 6.52% 1/17/35	518,675	522,823
Series 2003-TFLA Class G, 3.7357% 4/15/13 (c)(f)	446,933	445,553
GMAC Commercial Mortgage Securities, Inc. floater Series 2001-FL1A Class E, 4.2% 2/11/11 (c)(f)	264,524	264,175
GS Mortgage Securities Corp. II floater Series 2005-FL7A Class A1, 3.5% 11/6/19 (c)(f)	10,526,054	10,527,180
ISTAR Asset Receivables Trust floater Series 2002-1A Class A2, 3.8613% 5/28/20 (c)(f)	2,727,545	2,728,117
John Hancock Tower Mortgage Trust floater Series 2003-C5A Class B, 5.6585% 4/10/15 (c)(f)	8,245,000	8,150,339
JP Morgan Chase Commercial Mortgage Security Corp.:
floater Series 2005-FL1A:
Class WH, 3.97% 6/15/19 (c)(f)	3,325,000	3,325,100
Class WJ, 4.17% 6/15/19 (c)(f)	2,045,000	2,045,061
Class WK, 4.57% 6/15/19 (c)(f)	3,065,000	3,065,092
Series 2005-FL1A Class WX1, 1.2068% 6/15/19 (c)(f)(g)	240,000,000	2,596,800
Lehman Brothers Floating Rate Commercial Mortgage Trust:
floater:
Series 2003-C4A:
Class F, 5.6% 7/11/15 (c)(f)	813,387	813,822
Class H, 6.35% 7/11/15 (c)(f)	8,267,264	8,287,932
Series 2003-LLFA:
Class A2, 3.77% 12/16/14 (c)(f)	11,700,000	11,707,744
Class B, 3.98% 12/16/14 (c)(f)	4,615,000	4,626,299
Class C, 4.08% 12/16/14 (c)(f)	4,982,000	4,997,311
Series 2005-LLFA Class FAIR, 5.1138% 7/15/19 (c)(d)(f)	4,360,000	4,360,000
Morgan Stanley Dean Witter Capital I Trust floater Series 2002-XLF Class F, 5.49% 8/5/14 (c)(f)	7,603,983	7,603,972
Commercial Mortgage Securities - continued
	Principal Amount	Value
Salomon Brothers Mortgage Securities VII, Inc.:
floater:
Series 2001-CDCA:
Class C, 4.1881% 2/15/13 (c)(f)	$ 10,495,000	$ 10,291,568
Class D, 4.1881% 2/15/13 (c)(f)	4,000,000	3,891,288
Series 2003-CDCA:
Class HEXB, 5.2881% 2/15/15 (c)(f)	770,000	771,001
Class JEXB, 5.4881% 2/15/15 (c)(f)	1,300,000	1,301,690
Class KEXB, 5.8881% 2/15/15 (c)(f)	960,000	961,248
Series 2000-NL1 Class E, 7.0607% 10/15/30 (c)(f)	3,657,956	3,672,236
SDG Macerich Properties LP floater Series 2000-1 Class A3, 3.7281% 5/15/09 (c)(f)	18,000,000	18,008,086
STRIPS III Ltd./STRIPS III Corp. floater Series 2004-1A Class A, 3.78% 3/24/18 (c)(f)	7,263,029	7,263,029
Wachovia Bank Commercial Mortgage Trust floater:
Series 2004-WHL3:
Class A2, 3.5681% 3/15/14 (c)(f)	3,510,000	3,511,290
Class E, 3.8881% 3/15/14 (c)(f)	2,190,000	2,192,749
Class F, 3.9381% 3/15/14 (c)(f)	1,755,000	1,757,120
Class G, 4% 3/15/14 (c)(f)	875,000	876,363
Series 2005-WL5A:
Class KHP1, 3.7381% 1/15/18 (c)(f)	1,745,000	1,745,000
Class KHP2, 3.9381% 1/15/18 (c)(f)	1,745,000	1,745,000
Class KHP3, 4.2381% 1/15/18 (c)(f)	2,060,000	2,060,000
Class KHP4, 4.3381% 1/15/18 (c)(f)	1,600,000	1,600,000
Class KHP5, 4.5381% 1/15/18 (c)(f)	1,855,000	1,855,000
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $378,363,353)		378,866,012
Interfund Loans - 0.1%

With Fidelity Equity-Income Fund, at 3.43442% due 8/1/05 (b) (Cost $8,443,000)	8,443,000	8,443,000
Cash Equivalents - 40.4%
	Maturity Amount	Value
Investments in repurchase agreements (Collateralized by U.S. Government Obligations, in a joint trading account at 3.32%, dated 7/29/05 due 8/1/05) (i)	$ 2,354,814,398	$ 2,354,164,000
With Goldman Sachs & Co. at 3.41%, dated 7/1/05 due 8/23/05 (Collateralized by Mortgage Loan Obligations valued at $295,800,001, 0.9%- 10.36%, 4/18/17 - 6/25/44) (f)(h)	291,455,881	289,998,492
TOTAL CASH EQUIVALENTS (Cost $2,644,164,000)		2,644,162,492
TOTAL INVESTMENT PORTFOLIO - 102.2% (Cost $6,679,436,405)		6,685,115,608
NET OTHER ASSETS - (2.2)%		(140,968,200)
NET ASSETS - 100%		$ 6,544,147,408
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Sold
Eurodollar Contracts
73 Eurodollar 90 Day Index Contracts	Dec. 2005	$ 72,221,638	$ 34,806
49 Eurodollar 90 Day Index Contracts	March 2006	48,464,675	28,036
32 Eurodollar 90 Day Index Contracts	June 2006	31,645,600	16,247
27 Eurodollar 90 Day Index Contracts	Sept. 2006	26,698,612	16,355
26 Eurodollar 90 Day Index Contracts	Dec. 2006	25,707,500	14,421
24 Eurodollar 90 Day Index Contracts	March 2007	23,729,700	12,329
17 Eurodollar 90 Day Index Contracts	June 2007	16,807,688	5,970
16 Eurodollar 90 Day Index Contracts	Sept. 2007	15,818,200	5,711
15 Eurodollar 90 Day Index Contracts	Dec. 2007	14,828,250	5,590
15 Eurodollar 90 Day Index Contracts	March 2008	14,827,875	5,015
8 Eurodollar 90 Day Index Contracts	June 2008	7,907,800	7,518
7 Eurodollar 90 Day Index Contracts	Sept. 2008	6,918,888	6,885
TOTAL EURODOLLAR CONTRACTS			158,883
Swap Agreements
		Notional Amount	Value
Credit Default Swap

Receive from Citibank, upon default event of DaimlerChrysler NA Holding Corp., par value of the notional amount of DaimlerChrysler NA Holding Corp. 6.5% 11/15/13, and pay quarterly notional amount multiplied by .8%

	June 2007	$ 14,000,000	$ (135,972)
Receive quarterly notional amount multiplied by 1.12% and pay Morgan Stanley, Inc. upon default of Comcast Cable Communications, Inc., par value of the notional amount of Comcast Cable Communications, Inc. 6.75% 1/30/11	June 2006	10,000,000	102,057
TOTAL CREDIT DEFAULT SWAP		24,000,000	(33,915)
Swap Agreements - continued
	Expiration Date	Notional Amount	Value
Total Return Swap

Receive monthly notional amount multiplied by the nominal spread appreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor plus 10 basis points and pay monthly notional amount multiplied by the nominal spread depreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor with Lehman Brothers, Inc.

	Oct. 2005	$ 48,200,000	$ 46,335
Receive monthly notional amount multiplied by the nominal spread appreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor plus 25 basis points and pay monthly notional amount multiplied by the nominal spread depreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor with Lehman Brothers, Inc.	Dec. 2005	30,000,000	32,511
Receive monthly notional amount multiplied by the nominal spread appreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor plus 30 basis points and pay monthly notional amount multiplied by the nominal spread depreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor with Lehman Brothers, Inc.	August 2005	35,100,000	33,945
Swap Agreements - continued
	Expiration Date	Notional Amount	Value

Receive monthly notional amount multiplied by the nominal spread appreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor plus 22 basis points and pay monthly notional amount multiplied by the nominal spread depreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor with Lehman Brothers, Inc.

	Jan. 2006	$ 35,100,000	$ 32,229
Receive monthly a return equal to Lehman Brothers ABS Floating Rate Index and pay monthly a floating rate based on the 1- month LIBOR minus 11.1 basis points with Lehman Brothers, Inc.	Nov. 2005	30,000,000	0
TOTAL TOTAL RETURN SWAP		178,400,000	145,020
		$ 202,400,000	$ 111,105
Legend
(a) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(b) Affiliated entity

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $586,119,417 or 9.0% of net assets.

(d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $994,635.
(f) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(g) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.
(h) The maturity amount is based on the rate at period end.
(i) Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement/ Counterparty	Value
$2,354,164,000 due 8/1/05 at 3.32%
Banc of America Securities LLC.	$ 471,596,247
Bank of America, National Association	244,985,063
Barclays Capital Inc.	979,940,254
Countrywide Securities Corporation	244,985,063
Morgan Stanley & Co. Incorporated.	351,411,107
UBS Securities LLC	61,246,266
$ 2,354,164,000
Income Tax Information

At July 31, 2005, the aggregate cost of investment securities for income tax purposes was $6,679,021,266. Net unrealized appreciation aggregated $6,094,342, of which $11,067,257 related to appreciated investment securities and $4,972,915 related to depreciated investment securities.

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Investments
Money Management, Inc.

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agent

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

AUSBI-UANN-0905
1.804593.101

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Item 2. Code of Ethics

As of the end of the period, July 31, 2005, Fidelity Income Fund (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Knowles is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended July 31, 2005 and July 31, 2004, the aggregate Audit Fees billed by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for the Fidelity Ginnie Mae Fund, Fidelity Government Income Fund, Fidelity Intermediate Government Income Fund, Fidelity Total Bond Fund and Fidelity Ultra-Short Bond Fund (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2005A	2004A
Fidelity Ginnie Mae Fund	$99,000	$80,000
Fidelity Government Income Fund	$61,000	$64,000
Fidelity Intermediate Government Income Fund	$56,000	$62,000
Fidelity Total Bond Fund	$46,000	$49,000
Fidelity Ultra-Short Bond Fund	$33,000	$39,000
All funds in the Fidelity Group of Funds audited by PwC	$11,600,000	$10,600,000
A	Aggregate amounts may reflect rounding.

(b) Audit-Related Fees.

In each of the fiscal years ended July 31, 2005 and July 31, 2004 the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2005A	2004A
Fidelity Ginnie Mae Fund	$0	$0
Fidelity Government Income Fund	$0	$0
Fidelity Intermediate Government Income Fund	$0	$0
Fidelity Total Bond Fund	$0	$0
Fidelity Ultra-Short Bond Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended July 31, 2005 and July 31, 2004, the aggregate Audit-Related Fees that were billed by PwC that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2005A	2004A
PwC	$0	$50,000
A	Aggregate amounts may reflect rounding.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended July 31, 2005 and July 31, 2004, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2005A	2004A
Fidelity Ginnie Mae Fund	$2,500	$2,300
Fidelity Government Income Fund	$2,500	$2,300
Fidelity Intermediate Government Income Fund	$2,500	$2,300
Fidelity Total Bond Fund	$2,500	$2,100
Fidelity Ultra-Short Bond Fund	$2,500	$2,100
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended July 31, 2005 and July 31, 2004, the aggregate Tax Fees billed by PwC that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2005A	2004A
PwC	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended July 31, 2005 and July 31, 2004, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the funds is shown in the table below.

Fund	2005A	2004A
Fidelity Ginnie Mae Fund	$4,900	$5,200
Fidelity Government Income Fund	$5,400	$4,500
Fidelity Intermediate Government Income Fund	$2,200	$2,200
Fidelity Total Bond Fund	$1,700	$1,400
Fidelity Ultra-Short Bond Fund	$2,000	$1,500
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended July 31, 2005 and July 31, 2004, the aggregate Other Fees billed by PwC that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2005A	2004A
PwC	$280,000	$280,000
A	Aggregate amounts may reflect rounding.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2005 and July 31, 2004 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2005 and July 31, 2004 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2005 and July 31, 2004 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2005 and July 31, 2004 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2005 and July 31, 2004 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2005 and July 31, 2004 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

(f) According to PwC for the fiscal year ended July 31, 2005, the percentage of hours spent on the audit of each fund's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of PwC is as follows:

Fund	2005
Fidelity Ginnie Mae Fund	0%
Fidelity Government Income Fund	0%
Fidelity Intermediate Government Income Fund	0%
Fidelity Total Bond Fund	0%
Fidelity Ultra-Short Bond Fund	0%

(g) For the fiscal years ended July 31, 2005 and July 31, 2004, the aggregate fees billed by PwC of $3,600,000A and $1,900,000A for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2005A	2004A
Covered Services	$350,000	$400,000
Non-Covered Services	$3,250,000	$1,500,000
A	Aggregate amounts may reflect rounding.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the funds, taking into account representations from PwC, in accordance with Independence Standards Board Standard No.1, regarding its independence from the funds and their related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Income Fund

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	September 21, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	September 21, 2005
By:	/s/Timothy F. Hayes
Timothy F. Hayes
Chief Financial Officer

Date:	September 21, 2005